UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05629

Voya Investors Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

CT Corporation System, 101 Federal Street, Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-366-0066

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

(a)            The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2023

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Government Liquid Assets Portfolio	■	VY® Morgan Stanley Global Franchise Portfolio
■	VY® CBRE Global Real Estate Portfolio	■	VY® T. Rowe Price Capital Appreciation Portfolio
■	VY® Invesco Growth and Income Portfolio	■	VY® T. Rowe Price Equity Income Portfolio
■	VY® JPMorgan Emerging Markets Equity Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month year ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180. Voya Government Liquid Assets Portfolio does not file on Form N-PORT.

The Voya Government Liquid Assets Portfolio files its complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Portfolio’s Form N-MFP is available on the SEC’s website at www.sec.gov or the monthly schedule of portfolio holdings are also available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Government/Credit Index	An index made up of the Barclays Government and Credit indices, including securities issued by the U.S. government and its agencies and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.
FTSE EPRA Nareit Developed Index	The index is designed to track the performance of listed real estate companies and real- estate investment trusts (REITs) worldwide. Relevant activities are defined as the ownership, disposal and development of income-producing real estate. Constituents are classified into distinct property sectors based on gross invested book assets, as disclosed in the latest published financial statement. Index constituents are free-float adjusted, liquidity, size and revenue screened.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”)	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI World IndexSM (“MSCI World”)	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000T securities with lower price- to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

1

Voya Government Liquid Assets Portfolio	Portfolio Managers’ Report

Voya Government Liquid Assets Portfolio (the “Portfolio’’) seeks a high level of current income consistent with the preservation of capital and liquidity. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 4.68% compared to the iMoneyNet Government Institutional Index, which returned 4.83% for the same period.

Portfolio Specifics: 2023 was a year of uncertainty, from the banking crisis early in the year to the U.S. Federal Reserve’s unexpected pivot on interest rates in December. The U.S. economy remained surprisingly resilient, driven by low unemployment, rising wages, robust consumer spending and increased investment in manufacturing. Volatility persisted in the U.S. bond market but ended the year on a strong note.

The yield on the U.S. Treasury 10-year note remained in a tight range for the first seven months of the year before spiking in August following news of a red-hot jobs market and then ultimately falling in December to near where it began the year as inflation and employment both moderated.

The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) for the majority of the reporting period. Early in the year, we anticipated further hikes after 2022’s aggressive moves. The Fed raised rates four out of its first five meetings for a total of 100 basis points, before pausing and ending the year in the range of 5.25–5.50%.

In addition to the Portfolio’s shorter WAM, it held floating rate Treasuries tied to the three-month Treasury bill, which added yield early in the year. The Portfolio then shifted to floating rate agencies tied to the secured overnight funding rate (“SOFR”). At the time, we believed the SOFR would be higher than the three-month Treasury bill as the market priced in rate cuts. This belief persists for 2024.

Current Strategy and Outlook: As the market focus shifts from inflation to growth concerns, we believe duration will become an effective offset to risky asset drawdowns. It is our opinion that rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. Elevated real rates we believe will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, in our opinion, many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

As such, we think the Fed will cut rates in 2024, although not as soon as or by as much as the market is currently pricing in. We will look for opportunities to extend WAM if the market moves in line with our view. We expect ample openings over the year to make that shift as inflation and labor data trend smoothly. Until then, we will keep a shorter WAM and continue to buy floating-rate agencies.

2

Portfolio Managers’ Report	Voya Government Liquid Assets Portfolio

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*       Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VY® CBRE Global Real Estate Portfolio	Portfolio Managers’ Reports

VY® CBRE Global Real Estate Portfolio (the ‘‘Portfolio’’) seeks high total return consisting of capital appreciation and current income. The Portfolio is managed by Joseph P. Smith, CFA, President and Chief Investment Officer, Christopher S. Reich, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers of CBRE Investment Management Listed Real Assets LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 12.33% compared to the FTSE EPRA Nareit Developed Index and S&P 500® Index, which returned 9.68% and 26.29%, respectively, for the same period.

Portfolio Specifics: Global real estate stocks delivered a positive total return in 2023, aided by strong fourth quarter performance to close out the year as Fed Chair Powell announced the FOMC will cut rates in 2024. Inflation continues to decelerate in most markets, consumers remain resilient and property company fundamentals have been improving. Meanwhile, economic growth remains positive in most developed economies. For the year, real estate stocks returned +9.7% as regional performance was mixed. Europe was the best-performing region (+20.0%), followed by the Americas (+11.6%), while the Asia-Pacific region was the notable laggard (-1.2%), weighed down by a decelerating Chinese economy.

Geographic Diversification
as of December 31, 2023
(as a percentage of net assets)
United States	63.1%
Japan	8.6%
Hong Kong	4.6%
Singapore	4.5%
Australia	4.2%
United Kingdom	3.4%
France	2.9%
Canada	2.5%
Switzerland	1.3%
Belgium	1.2%
Countries between 0.3% - 1.2%^	2.9%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 5 countries, which each 0.3% - 1.2% of net assets.
Portfolio holdings are subject to change daily.

The Portfolio outperformed the benchmark during the period as stock selection and sector allocation decisions have each added value. By region, the Americas has been the primary source of relative outperformance while Asia-Pacific region provided a modest contribution. Meanwhile, performance in Europe was a modest drag on relative performance, although absolute returns were quite strong for the year.

In the Americas, sector allocation was the main driver of relative outperformance. In the U.S., an underweight to the underperforming net lease sector along with an overweight to the outperforming mall, data center, storage and hotel sectors were the primary contributors to performance. Stock selection in the region was strong, led by strong stock selection in the storage, net lease and mall sectors.

Stock selection in the Asia-Pacific region benefited performance but was somewhat offset by sub-par sector allocation in the region. Stock selection was positive in all markets within the region, except for Hong Kong. From a sector allocation perspective, an overweight to the underperforming Hong Kong market detracted from relative performance.

Although absolute performance was strong, positioning decisions in Europe modesty detracted from relative performance during the period. Positive contributions from sector allocation on the Continent were more than offset by sub-par stock selection on the Continent as well as in the U.K.

Current Strategy and Outlook: Investment returns during the past two years have been largely driven by the market adapting to higher interest rates, which has resulted in a material drop in commercial real estate pricing from peak valuations in early 2022. Underlying property valuations in the listed market have ‘dislocated’ further from valuations in the private market, with REITs currently trading at double-digit discounts to private market valuations.

REITs have typically outperformed equities, bonds and private real estate at the end of Fed tightening cycles. In our opinion, real estate stocks remain attractively valued and offer above-average and growing dividend yields as well as resilient earnings growth. We believe investors committing capital to listed real estate at this time have the potential to earn an attractive absolute and relative long-term total return.

We are of the opinion that the long-term nature of leases in most real estate property sectors combined with the current pricing power for many property sectors (demand is outstripping supply) limits the impact of the macroeconomic and geopolitical headwinds on forward earnings. Additionally, the economic landscape continues to evidence modest growth and we believe that a positive low-to-mid single-digit earnings growth rate is achievable given the significant pricing power and embedded organic growth present in many property sectors.

We believe we own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations.

4

Portfolio Managers’ Reports	VY® CBRE Global Real Estate Portfolio

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Simon Property Group, Inc.	6.7%
Public Storage	6.4%
Welltower, Inc.	5.4%
Equinix, Inc.	4.6%
AvalonBay Communities, Inc.	3.7%
Prologis, Inc.	3.4%
Rexford Industrial Realty, Inc.	2.7%
Link REIT	2.6%
Realty Income Corp.	2.4%
Alexandria Real Estate Equities, Inc.	2.4%
Portfolio holdings are subject to change daily.

In North America, we are modestly overweight Canadian real estate stocks with an emphasis on residential, industrial, and retail. In the U.S., we are overweight malls, storage, healthcare, hotels, and towers. In Japan, we prefer mid-cap diversified, industrial and hotel J-REITs that are providing earnings growth and resiliency at very attractive relative valuations and select Japanese REOCs that have committed to improving their corporate governance. In Hong Kong, we are overweight diversified companies with a commercial bias and non-discretionary retail. In Australia, we prefer industrial, data centers, retail, farmland, and a few select diversified companies. In the U.K., we favor the industrial, retail, storage and student housing sectors, as well as attractively priced diversified companies. Within Continental Europe, we have a positive bias to retail, industrial, storage, and select diversified companies.

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The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

VY® CBRE GLOBAL REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	11.97%	5.54%	3.86%
Class I	12.59%	6.17%	4.48%
Class S	12.33%	5.90%	4.23%
Class S2	12.11%	5.72%	4.06%
FTSE EPRA Nareit Developed Index	9.68%	2.81%	3.57%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment the graph and table above illustrate the total return of VY® CBRE Global Real Estate Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in the index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The graph and performance table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORTS	VY® INVESCO GROWTH AND INCOME PORTFOLIO

VY® Invesco Growth and Income Portfolio (the ‘‘Portfolio’’) seeks long- term growth of capital and income. The Portfolio is managed by Brian Jurkash, co-lead portfolio manager, Matthew Titus, co-lead portfolio manager and Sergio Marcheli, portfolio manager, of Invesco Advisers, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 12.34%, compared to the Russell 1000® Value Index, which returned 11.46%, for the same period.

Portfolio Specifics: For the year ended December 31, 2023, the Portfolio outperformed the index.

Stock selection in the information technology sector was the largest contributor to relative performance, due in part to Intel, Lam Research and Splunk. Intel reported broad revenue increases which resulted in earnings that came in above consensus expectations. Lam Research traded higher amid improving investor sentiment for semiconductors, as the cyclical slowdown in the industry appeared to be nearing an end. In September, Cisco announced its intent to acquire Splunk, which sent shares sharply higher, and we sold our position following the announcement.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	21.6%
Health Care	15.5%
Industrials	13.1%
Information Technology	11.5%
Energy	8.5%
Communication Services	7.9%
Consumer Discretionary	5.8%
Consumer Staples	5.0%
Materials	3.3%
Real Estate	3.0%
Utilities	2.8%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Selection in consumer discretionary also contributed to relative returns, due largely to Amazon. The company reported better than expected earnings and revenues and a reacceleration of growth in its Amazon Web Services (AWS) business.

Stock selection and an underweight in utilities and consumer staples also aided relative performance, as these were among the weakest sectors within the benchmark for the fiscal year.

Selection in industrials was the largest detractor from relative performance, primarily due to Johnson Controls and RTX. Johnson Controls’ earnings were generally in line with expectations, but growth decelerated, and the company provided weaker forward guidance. Aerospace and defense firm RTX announced a recall of engines made by subsidiary Pratt & Whitney. The recalled engines were thought to contain contaminated metal, impacting hundreds of Airbus jets. Though not a safety issue, the recall sent shares lower.

The communication services sector also detracted from relative performance. Specifically, the Portfolio’s underweight in Meta in the first half of the year hurt relative performance as the stock significantly outperformed the overall sector. Meta was later removed from the Russell 1000® Value Index in the annual rebalance in June, but the Portfolio held Meta at year end.

Financials also detracted from relative returns, as the failure of several regional banks in March weighed on the overall banking industry and portfolio holdings in banks such as Citizens Financial. Similarly, Charles Schwab was affected by the bank crisis as investors became concerned about the company’s banking operation’s access to capital.

The Portfolio held currency forward contracts for the purpose of hedging currency exposure of non-US-based companies held in the Portfolio. These derivative positions had negligible impact on the Portfolio’s relative performance.

Current Strategy and Outlook: During the period, we increased exposure to communication services, industrials, materials and utilities, and reduced exposure to health care and financials. At year end, the Portfolio’s largest relative overweights were in communication services and IT, while the largest underweights were in consumer staples and utilities.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Wells Fargo & Co.	4.0%
Bank of America Corp.	3.1%
CBRE Group, Inc. - Class A	3.0%
ConocoPhillips	2.5%
Alphabet, Inc. - Class A	2.3%
American International Group, Inc.	2.2%
Amazon.com, Inc.	2.0%
Exxon Mobil Corp.	2.0%
Johnson & Johnson	1.9%
Ferguson PLC	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

We believe normalizing interest rates should reduce the risk of a deep recession; however, higher bank lending standards and rising corporate defaults may weaken the economy in 2024. Regardless, we seek to invest in companies with attractive valuations and strong fundamentals, qualities that we believe will ultimately be reflected in those companies’ stock prices.

7

VY® INVESCO GROWTH AND INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

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The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

8

PORTFOLIO MANAGERS’ REPORTS	VY® INVESCO GROWTH AND INCOME PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	11.93%	11.46%	7.87%
Class I	12.62%	12.12%	8.52%
Class S	12.34%	11.85%	8.25%
Class S2	12.17%	11.68%	8.08%
Russell 1000® Value Index	11.46%	10.91%	8.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Invesco Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

9

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

VY® JPMorgan Emerging Markets Equity Portfolio (the “Portfolio”) seeks capital appreciation. The Portfolio is managed by Austin Forey, Managing Director, Leon Eidelman, CFA and Managing Director, and Amit Mehta, CFA and Executive Director; each a Portfolio Manager of J.P. Morgan Investment Management Inc.— the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S Shares provided a total return of 6.38% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 9.83% for the same period.

Portfolio Specifics: The Portfolio underperformed the benchmark during the period, stock selection detracted from relative returns while country allocation contributed.

Stock selection in China detracted from performance. The first quarter of the year witnessed scrapping of the stringent zero-covid policy but economic data, which witnessed an immediate bounce, lost some of its momentum for the remainder of the year as business and consumer sentiment continued to languish. The portfolio’s exposure to JD.com, an e-commerce player, detracted during the period. Increasing competition along with a proposed subsidy program to regain market share at the beginning of the year impacted returns in the name.

Geographic Diversification
as of December 31, 2023
(as a percentage of net assets)
China	21.5%
India	16.9%
Taiwan	13.0%
South Korea	9.5%
Brazil	7.7%
Mexico	6.0%
South Africa	4.8%
Hong Kong	3.8%
Indonesia	3.6%
Uruguay	3.1%
Countries between 1.0% - 2.8%^	9.6%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
^ Includes – countries, which each 1.0% - 2.8% of net assets.
Portfolio holdings are subject to change daily.

Commodities prices remained volatile during the year given conflicts in the Middle East and Russia. While they witnessed a drop from their 2022 peaks, prices remain much higher than their 2015-19 average. Consequently, the Portfolio’s underweight exposure to Energy detracted. Companies in the energy and materials sectors generally struggle to meet our standards on economics, duration, and governance or offer compelling long term expected returns.

On the positive side, stock selection in Argentina contributed during the period. The Portfolio’s off benchmark exposure to MercadoLibre (MELI), Latin America’s leading e-commerce company, aided performance. Increasing synergies with its fin-tech business, reduced competitive intensity in key markets, combined with an improvement in profitability, helped the stock outperform.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	9.2%
Samsung Electronics Co. Ltd.	6.9%
HDFC Bank Ltd.	5.7%
Tencent Holdings Ltd.	4.2%
MercadoLibre, Inc.	2.4%
NU Holdings Ltd./Cayman Islands - Class A	2.3%
Wal-Mart de Mexico SAB de CV	2.1%
Bank Rakyat Indonesia Persero Tbk PT	1.9%
AIA Group Ltd.	1.8%
Grupo Financiero Banorte SAB de CV - Class O	1.7%
Portfolio holdings are subject to change daily.

The Portfolio’s overweight exposure to the Financials sector contributed to relative returns during the period. Nu Holdings, a Brazilian digital banking platform, was a leading contributor. The bank reported solid results through the year, with strong loan growth, healthy revenue generation and lower expenses. It also experienced stronger than expected client growth in Brazil and Mexico.

Current Strategy and Outlook: 2023 was a relatively better year for EM equities as the index rose 9.8% over the year. An earlier start to hiking cycles helped contain inflation, with a growing number of emerging markets now poised, or starting to cut policy rates. Additionally, while China’s economy is in a multi-year adjustment with weakness in real estate and manufacturing weighing on aggregate activity, consumption looks to be stabilising with signs of a tentative recovery and supportive valuations

While markets have certainly been more volatile, we believe there are reasons to be hopeful for EM equities: falling global inflation provides EM central banks room to cut aggressively, the US dollar is down substantially and China’s economy is growing, even if the recovery has been delayed and may take longer to unfold than had originally been envisaged. Given the volatility within EM, it is even more important that we stick to our framework. Thus we continue to look for opportunities in EM equities where earnings growth can compound over the long-run.

10

PORTFOLIO MANAGERS’ REPORTS	VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO

________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

11

VY® JPMORGAN EMERGING MARKETS EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	6.02%	4.09%	3.21%
Class I	6.64%	4.71%	3.83%
Class S	6.38%	4.45%	3.57%
Class S2	6.25%	4.30%	3.42%
MSCI EM IndexSM	9.83%	3.68%	2.66%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the VY® JPMorgan Emerging Markets Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will uctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORTS	VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO

VY® Morgan Stanley Global Franchise Portfolio (the “Portfolio”) seeks long-term capital appreciation. The Portfolio is managed by William D. Lock, Managing Director, Bruno Paulson, Managing Director, Nic Sochovsky, Managing Director, Vladimir A. Demine, Executive Director, Marcus Watson, Executive Director, Alex Gabriele, Executive Director, and Richard Perrott, Executive Director, Portfolio Managers* of Morgan Stanley Investment Management Inc.— the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 15.91% compared to the MSCI World IndexSM (“MSCI World” or the “Index”), which returned 23.79% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
United States	74.7%
United Kingdom	8.0%
France	6.1%
Germany	5.9%
Netherlands	3.4%
Italy	0.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

Portfolio Specifics: For 2023, underperformance was due to both sector allocation and stock selection. Within sector allocation, the main issue was the 20%+ combined overweight in the two defensive sectors, Consumer Staples and Health Care, which both underperformed the Index by over 20%. Looking at the three most successful sectors in the year, Information Technology, Communication Services and Consumer Discretionary, the benefit of the small overweight in IT was outweighed by the larger underweights in the other two. However, the Portfolio did benefit from the underweights in the lower quality, more cyclical sectors, notably Energy. For stock selection, the weakness was largely driven by Information Technology, where the Portfolio’s very healthy 47% gain was behind the 58% recorded by the market, whilst Health Care and Consumer Discretionary also detracted. Another way of looking at allocation is that the Portfolio only owned Microsoft out of the ‘Magnificent Seven’, leaving it with less than half of the 17% weight the Seven had in the index, hitting relative performance by over 400 basis points.

Current Strategy and Outlook: The Index’s current forward multiple does not look cheap, particularly as it is based on an arguably optimistic, double-digit earnings growth assumption for 2024 and 2025. The Index finished 2023 at 17.3x 12-month forward earnings, and the S&P 500® Index at virtually 20x. The overall setup strikes us as an unfavourable asymmetry, with upside limited due to the ambitious earnings estimates and high multiples, while there could be plenty of downside if there is a recession.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Microsoft Corp.	8.0%
Philip Morris International, Inc.	6.1%
Accenture PLC - Class A	6.0%
SAP SE	5.9%
Visa, Inc. - Class A	5.7%
Thermo Fisher Scientific, Inc.	4.4%
Reckitt Benckiser Group PLC	4.4%
Intercontinental Exchange, Inc.	4.3%
Danaher Corp.	4.0%
RELX PLC	3.6%
Portfolio holdings are subject to change daily.

We remain “double fussy” – concerned with the sustainability of both the earnings and the multiples. Our view is that the possibility of a downturn is not reflected in today’s earnings expectations, nor in the current market multiple. Given the vulnerability of high earnings and high multiples in the event of an economic slowdown, we would argue that investing in a portfolio of high-quality compounders makes sense.

______

* Effective August 7, 2023, Nathan Wong no longer serves as a portfolio manager for the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

13

VY® MORGAN STANLEY GLOBAL FRANCHISE PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	15.52%	10.84%	9.03%
Class R6(1)	16.30%	11.53%	10.68%
Class S	15.91%	11.23%	9.42%
Class S2	15.80%	11.08%	9.26%
MSCI World IndexSM	23.79%	12.80%	8.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® Morgan Stanley Global Franchise Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will uctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

_________

(1)	Class R6 incepted on May 3, 2016. The class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

14

PORTFOLIO MANAGERS’ REPORTS	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

VY® T. Rowe Price Capital Appreciation Portfolio (the “Portfolio”) seeks, over the long-term, a high total investment return, consistent with the preservation of capital and with prudent investment risk. The Portfolio is managed by David R. Giroux, CFA and Vice President of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 18.60%. By comparison, the S&P 500® Index, the Bloomberg U.S. Government/Credit Index, and the 60% S&P 500® Index/40% Bloomberg U.S. Government/Credit Index returned 26.29%, 5.72% and 17.76%, respectively, for the same period.

Portfolio Specifics: The Portfolio posted a positive return but lagged its all-equity S&P 500® Index benchmark in the 2023 calendar year. The Portfolio’s equity holdings posted a positive return but slightly lagged its S&P 500® Index benchmark. The Portfolio’s fixed income holdings posted a positive return during the one-year period and strongly outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Common Stock	61.7%
U.S. Treasury Obligations	11.3%
Bank Loans	10.5%
Corporate Bonds/Notes	9.8%
Preferred Stock	0.6%
Asset-Backed Securities	0.1%
Assets in Excess of Other Liabilities*	6.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio’s overall fixed income weight increased compared with the beginning of the year. Within fixed income, we increased the Portfolio’s exposure to U.S. Treasuries, which provide ballast, generate income, and are highly liquid should we decide to add to riskier assets if further market stress arises. We continue to favor high-quality bank loans which offer attractive risk-adjusted return profiles.

Within equities, the health care sector detracted from relative returns due to an overweight allocation. The health care sector continues to play a significant role in the Portfolio, as we believe certain industries offer compelling, relatively stable growth potential. Utilities detracted from relative results due to an overweight position and stock selection. Ameren is a Midwest electric and gas holding company. Shares traded lower in mid-December after Illinois regulators issued a lower- allowed return on equity than was expected. An underweight allocation to the communication services sector also hampered relative returns, which was partially offset by stock selection. Conversely, the consumer staples sector contributed to relative performance due to an underweight position. Consumer staples significantly lagged the broader market during the year, as investors favored high-beta and growth factors, as well as companies with near-term benefits from AI. Industrials and business services aided relative results driven by stock selection. Early in the year, industrial conglomerate GE completed the spinoff of its health care business into GE HealthCare, a separate, publicly traded company. This successful spin, coupled with strong results in the company’s remaining aerospace and power divisions, propelled GE’s shares significantly higher.

During the reporting period, the covered call strategy represented generated a positive return. The covered call strategy's estimated contribution to the Portfolio's total return was 2.10%. Conversely, the estimated return impact from employing options was negative for the reporting period.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Microsoft Corp.	5.0%
United States Treasury Notes, 3.375%, 05/15/33	4.4%
United States Treasury Notes, 3.875%, 08/15/33	3.2%
Alphabet, Inc. - Class A	3.0%
UnitedHealth Group, Inc.	2.6%
United States Treasury Notes, 4.500%, 11/15/33	2.5%
Amazon.com, Inc.	2.4%
Fortive Corp.	2.1%
Becton Dickinson and Co.	2.1%
PerkinElmer, Inc.	1.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: Major stock indexes soared in 2023, led by a return to favor for growth stocks and more cyclical segments of the market. Market sentiment has improved as recession fears have subsided and expectations have increased for the Federal Reserve to cut rates in 2024. While less restrictive monetary policy would likely be a boon for markets, the recent rally has left valuations vulnerable to a pullback, and still-elevated interest rates could pose a headwind to economic growth. At current levels, we have a relatively conservative outlook for markets and have positioned the Portfolio accordingly.

15

VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

_________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

16

PORTFOLIO MANAGERS’ REPORTS	VY® T. ROWE PRICE CAPITAL APPRECIATION PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	18.16%	12.20%	9.93%
Class I	18.92%	12.88%	10.59%
Class R6	18.90%	12.88%	11.05%
Class S	18.60%	12.59%	10.31%
Class S2	18.42%	12.43%	10.15%
S&P 500® Index	26.29%	15.69%	12.03%
Bloomberg U.S. Government/Credit Index	5.72%	1.41%	1.97%
60% S&P 500® Index / 40% Bloomberg U.S. Government/Credit Bond Index	17.76%	10.12%	8.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Capital Appreciation Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

_________

(1)	Class R6 incepted on May 3, 2016. The class R6 shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

17

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

VY® T. Rowe Price Equity Income Portfolio (the “Portfolio”) seeks a high level of dividend income as well as long-term growth of capital primarily through investments in stocks. The Portfolio is managed by John Linehan, CFA, Head of U.S. Equity and Portfolio Manager of T. Rowe Price Associates, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 9.33% compared to the Russell 1000® Value Index and the S&P 500® Index, which returned 11.46% and 26.29% respectively, for the same period.

Portfolio Specifics: Communication services was the leading notable detractor from relative returns, owing to an underweight position and weak stock selection. Our underweight to Meta Platforms was a notable headwind as the stock rose significantly following a renewed focus toward cost discipline and other idiosyncratic drivers in the beginning of 2023. The company continued to perform well as it experienced a rebound in digital ad spending and improved monetization trends. Meta Platforms was removed from the Russell 1000® Value Index in June when the benchmark was reconstituted and has been pared back in the Portfolio.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Financials	22.9%
Health Care	15.7%
Industrials	12.8%
Information Technology	8.8%
Energy	8.6%
Consumer Staples	7.8%
Utilities	6.3%
Communication Services	4.7%
Real Estate	4.2%
Consumer Discretionary	4.1%
Materials	3.2%
Assets in Excess of Other Liabilities*	0.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Unfavorable stock selection in the consumer discretionary sector detracted from relative performance. Early in the period, Porsche AG benefited from increased deliveries management focusing on pricing, and optimism around the company’s upcoming electric vehicle launches. Later in the period, shares were impacted as the company reported declining vehicle deliveries in China, and as the company leaned on volume to drive revenue growth instead of pricing.

The materials sector also hindered relative performance due to poor stock choices. CF Industries, the largest nitrogen fertilizer producer in North America, faced a volatile backdrop for fertilizer demand and pricing throughout the year. Early in the year, weak fertilizer demand impacted shares. The company benefited from improved sentiment around the fertilizer cycle at the midpoint of the year, which benefited shares, but fell to weaker levels during the last quarter.

Conversely, the industrials and business services sector was the significant contributor for the period, due to strong stock selection. General Electric is a global multi-industrial company operating in three segments: aviation, power, and renewables. We built a position in the name on the thesis that shares would benefit from the company simplifying the business and that a recovery in aviation would further propel shares. Over the year, GE trended upward as it made progress toward streamlining the business and benefited from a better-than-expected recovery in the aviation industry, improvement in renewables, and a successful spinoff of its health care business.

Favorable stock choices in the energy sector also aided relative performance. Shares of Total Energies contributed to relative performance over the period, as shares benefited from the company’s continued strong execution and focus on low- cost production and shareholder-friendly capital allocation policies.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Wells Fargo & Co.	3.0%
TotalEnergies SE	3.0%
Qualcomm, Inc.	2.9%
Southern Co.	2.6%
American International Group, Inc.	2.5%
General Electric Co.	2.4%
Elevance Health, Inc.	2.3%
Chubb Ltd.	2.2%
News Corp. - Class A	2.1%
L3Harris Technologies, Inc.	1.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The market was data point driven throughout 2023, and the most recent quarter was no exception, as the market rallied sharply on favorable inflation and employment news. While all eyes continue to be on the direction of monetary policy, we believe the Federal Reserve is also being heavily influenced by new data. We therefore expect the market to continue to be volatile, switching between optimism and pessimism depending on the next data point.

In our view, this backdrop creates a wide range of potential outcomes, and the likelihood of a recession versus a “soft landing” is largely unknown. For that reason, we aim to maintain a Portfolio that is balanced for a variety of markets, focusing on counterpunching the market and taking advantage of attractive opportunities as they are presented to us. Ultimately, we believe stock picking will be critical, and our valuation discipline and long-term investment horizon seeks to contribute to the Portfolio’s performance.

18

PORTFOLIO MANAGERS’ REPORTS	VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO

_________

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

19

VY® T. ROWE PRICE EQUITY INCOME PORTFOLIO	PORTFOLIO MANAGERS’ REPORTS

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	8.94%	10.66%	7.40%
Class I	9.57%	11.32%	8.05%
Class S	9.33%	11.04%	7.77%
Class S2	9.12%	10.87%	7.61%
Russell 1000® Value Index	11.46%	10.91%	8.40%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® T. Rowe Price Equity Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

20

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*

Voya Government Liquid Assets Portfolio
Class I	$1,000.00	$1,026.00	0.28%	$1.43	$1,000.00	$1,023.79	0.28%	$1.43
Class S	1,000.00	1,024.70	0.53	2.70	1,000.00	1,022.53	0.53	2.70
Class S2	1,000.00	1,023.90	0.68	3.47	1,000.00	1,021.78	0.68	3.47
VY® CBRE Global Real Estate Portfolio
Class ADV	$1,000.00	$1,095.70	1.47%	$7.76	$1,000.00	$1,017.80	1.47%	$7.48
Class I	1,000.00	1,099.10	0.87	4.60	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,097.50	1.12	5.92	1,000.00	1,019.56	1.12	5.70
Class S2	1,000.00	1,096.80	1.27	6.71	1,000.00	1,018.80	1.27	6.46

VY® Invesco Growth and Income Portfolio
Class ADV	$1,000.00	$1,074.80	1.21%	$6.33	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,078.50	0.61	3.20	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,077.00	0.86	4.50	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,076.30	1.01	5.29	1,000.00	1,020.11	1.01	5.14
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	$1,000.00	$1,004.00	1.81%	$9.14	$1,000.00	$1,016.08	1.81%	$9.20
Class I	1,000.00	1,007.60	1.21	6.12	1,000.00	1,019.11	1.21	6.16
Class S	1,000.00	1,005.70	1.46	7.38	1,000.00	1,017.85	1.46	7.43
Class S2	1,000.00	1,005.60	1.61	8.14	1,000.00	1,017.09	1.61	8.19

21

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*
VY® Morgan Stanley Global Franchise Portfolio
Class ADV	$1,000.00	$1,037.80	1.56%	$8.01	$1,000.00	$1,017.34	1.56%	$7.93
Class R6	1,000.00	1,041.30	0.96	4.94	1,000.00	1,020.37	0.96	4.89
Class S	1,000.00	1,039.50	1.21	6.22	1,000.00	1,019.11	1.21	6.16
Class S2	1,000.00	1,039.70	1.36	6.99	1,000.00	1,018.35	1.36	6.92
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV	$1,000.00	$1,065.40	1.24%	$6.46	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,069.10	0.64	3.34	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,068.60	0.64	3.34	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,067.40	0.89	4.64	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,066.90	1.04	5.42	1,000.00	1,019.96	1.04	5.30
VY® T. Rowe Price Equity Income Portfolio
Class ADV	$1,000.00	$1,066.20	1.21%	$6.30	$1,000.00	$1,019.11	1.21%	$6.16
Class I	1,000.00	1,069.90	0.61	3.18	1,000.00	1,022.13	0.61	3.11
Class S	1,000.00	1,068.00	0.86	4.48	1,000.00	1,020.87	0.86	4.38
Class S2	1,000.00	1,067.10	1.01	5.26	1,000.00	1,020.11	1.01	5.14

_____________

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio and VY® T. Rowe Price Equity Income Portfolio (collectively referred to as the “Portfolios”) (seven of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (seven of the portfolios constituting Voya Investors Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

23

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$–	$180,430,449	$374,689,207	$293,921,824
Short-term investments at fair value†	–	3,980,090	7,452,012	1,245,656
Short-term investments at amortized cost	859,198,595	–	–	–
Repurchase agreements	185,388,000	–	–	–
Cash	41,341	–	–	–
Foreign currencies at value‡	–	–	72,518	1,725,193
Receivables:
Investment securities and currencies sold	–	111,118	–	1,089,977
Fund shares sold	5,145,180	41,443	53,067	284,464
Dividends	8,834	898,036	454,033	457,236
Interest	5,296,559	–	–	–
Foreign tax reclaims	–	259,492	25,991	61,000
Unrealized appreciation on forward foreign currency contracts	–	–	29,001	–
Prepaid expenses	–	1,450	–	–
Reimbursement due from Investment Adviser	–	40,793	–	14,609
Other assets	21,354	11,978	22,500	24,169
Total assets	1,055,099,863	185,774,849	382,798,329	298,824,128
LIABILITIES:
Payable for investment securities and currencies purchased	–	200,633	–	1,838,009
Payable for fund shares redeemed	28,389	183,366	291,527	28,379
Payable upon receipt of securities loaned	–	3,325,495	–	–
Unrealized depreciation on forward foreign currency contracts	–	22	118,612	–
Payable for unified fees	229,813	–	187,323	305,386
Payable for investment management fees	–	129,630	–	–
Payable for distribution and shareholder service fees	294,690	18,103	77,096	59,845
Payable to trustees under the deferred compensation plan (Note 6)	21,354	11,978	22,500	24,169
Payable for trustee fees	29,703	427	–	–
Payable for foreign capital gains tax	–	–	–	1,012,945
Other accrued expenses and liabilities	–	85,116	–	–
Total liabilities	603,949	3,954,770	697,058	3,268,733
NET ASSETS	$1,054,495,914	$181,820,079	$382,101,271	$295,555,395
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,054,673,271	$160,674,918	$277,129,496	$274,014,868
Total distributable earnings (loss)	(177,357)	21,145,161	104,971,775	21,540,527
NET ASSETS	$1,054,495,914	$181,820,079	$382,101,271	$295,555,395
+ Including securities loaned at value	$—	$3,150,301	$—	$—
* Cost of investments in securities	$—	$153,423,890	$313,391,847	$242,619,437
† Cost of short-term investments	$—	$3,980,090	$7,452,012	$1,245,656
‡ Cost of foreign currencies	$—	$—	$72,506	$1,725,391

See Accompanying Notes to Financial Statements

24

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
Net assets	n/a	$10,511,216	$14,598,119	$36,808,868
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	1,053,524	684,636	3,287,505
Net asset value and redemption price per share	n/a	$9.98	$21.32	$11.20
Class I
Net assets	$75,140,620	$109,276,131	$46,049,326	$62,595,851
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	75,149,545	10,632,850	2,129,681	4,988,635
Net asset value and redemption price per share	$1.00	$10.28	$21.62	$12.55
Class S
Net assets	$280,488,481	$61,362,443	$301,057,675	$191,200,756
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	280,521,441	5,994,351	13,682,684	15,518,506
Net asset value and redemption price per share	$1.00	$10.24	$22.00	$12.32
Class S2
Net assets	$698,866,813	$670,289	$20,396,151	$4,949,920
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	698,950,008	64,767	939,862	411,915
Net asset value and redemption price per share	$1.00	$10.35	$21.70	$12.02

See Accompanying Notes to Financial Statements

25

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
ASSETS:
Investments in securities at fair value+*	$313,622,971	$7,640,389,435	$330,095,109
Short-term investments at fair value†	4,359,100	503,538,129	12,240,229
Cash	–	35,595,204	1,802,786
Foreign currencies at value‡	1,139,346	452,459	237
Receivables:
Investment securities sold	–	11,104,756	3,773
Fund shares sold	1,228	2,518,434	147,595
Dividends	379,812	4,735,658	646,427
Interest	–	22,162,544	3,311
Foreign tax reclaims	177,994	65,497	259,571
Other assets	16,477	236,007	39,643
Total assets	319,696,928	8,220,798,123	345,238,681

LIABILITIES:
Payable for investment securities purchased	–	8,561,944	–
Payable for fund shares redeemed	695,038	3,490,135	97,550
Payable upon receipt of securities loaned	–	51,701,622	11,845,418
Payable for unified fees	251,020	4,197,386	162,372
Payable for distribution and shareholder service fees	101,256	1,751,472	82,802
Payable to trustees under the deferred compensation plan (Note 6)	16,477	236,007	39,643
Written options, at fair value^	–	20,295,699	–
Total liabilities	1,063,791	90,234,265	12,227,785
NET ASSETS	$318,633,137	$8,130,563,858	$333,010,896

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$202,733,608	$7,216,713,115	$245,513,269
Total distributable earnings	115,899,529	913,850,743	87,497,627
NET ASSETS	$318,633,137	$8,130,563,858	$333,010,896

+ Including securities loaned at value	$—	$50,274,299	$11,549,837
* Cost of investments in securities	$226,872,734	$6,793,213,890	$258,352,165
† Cost of short-term investments	$4,359,100	$503,538,129	$12,240,229
‡ Cost of foreign currencies	$1,137,520	$442,049	$227
^ Premiums received on written options	$—	$27,487,432	$—

See Accompanying Notes to Financial Statements

26

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
Class ADV
Net assets	$104,981,062	$1,826,729,466	$57,865,028
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	7,422,091	75,506,735	5,963,022
Net asset value and redemption price per share	$14.14	$24.19	$9.70

Class I
Net assets	n/a	$1,712,528,756	$61,928,625
Shares authorized	n/a	unlimited	unlimited
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	65,649,024	6,171,971
Net asset value and redemption price per share	n/a	$26.09	$10.03

Class R6
Net assets	$1,773,442	$621,535,255	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	112,062	23,804,099	n/a
Net asset value and redemption price per share	$15.83	$26.11	n/a

Class S
Net assets	$183,705,234	$3,912,824,559	$137,826,956
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	11,559,239	150,031,468	13,471,631
Net asset value and redemption price per share	$15.89	$26.08	$10.23

Class S2
Net assets	$28,173,399	$56,945,822	$75,390,287
Shares authorized	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,798,485	2,221,329	7,658,679
Net asset value and redemption price per share	$15.67	$25.64	$9.84

See Accompanying Notes to Financial Statements

27

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Government Liquid Assets Portfolio	VY® CBRE Global Real Estate Portfolio	VY® Invesco Growth and Income Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$150,799	$5,970,911	$8,551,826	$5,350,633
Interest	50,894,046	168	17	238
Securities lending income, net	—	16,242	9,187	13,989
Other	4,697	812	1,817	1,463
Total investment income	51,049,542	5,988,133	8,562,847	5,366,323
EXPENSES:
Investment management fees	—	1,537,343	—	—
Unified fees	2,755,409	—	2,424,498	3,810,658
Distribution and shareholder service fees:
Class ADV	—	61,144	89,607	227,769
Class S	744,758	150,181	758,468	501,982
Class S2	2,501,691	2,707	79,405	22,530
Transfer agent fees:
Class ADV	—	12,399	—	—
Class I	—	121,521	—	—
Class S	—	73,085	—	—
Class S2	—	822	—	—
Shareholder reporting expense	—	23,725	—	—
Registration fees	—	60	—	—
Professional fees	—	23,950	—	—
Custody and accounting expense	—	48,806	—	—
Trustee fees and expenses	47,322	5,219	15,452	12,743
Miscellaneous expense	—	14,097	—	—
Interest expense	—	2,123	—	2,119
Total expenses	6,049,180	2,077,182	3,367,430	4,577,801
Waived and reimbursed fees	—	(376,167)	(114,309)	(131,751)
Brokerage commission recapture	—	(1,982)	—	(266)
Net expenses	6,049,180	1,699,033	3,253,121	4,445,784
Net investment income	45,000,362	4,289,100	5,309,726	920,539
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	53,236	(3,667,444)	40,292,396	(4,103,163)
Forward foreign currency contracts	—	(16,248)	12,092	—
Foreign currency related transactions	—	(34,639)	6,898	(52,453)
Net realized gain (loss)	53,236	(3,718,331)	40,311,386	(4,155,616)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	—	19,457,720	(1,689,519)	21,950,575
Forward foreign currency contracts	—	(22)	(227,957)	—
Foreign currency related transactions	—	6,256	2,659	671
Net change in unrealized appreciation (depreciation)	—	19,463,954	(1,914,817)	21,951,246
Net realized and unrealized gain	53,236	15,745,623	38,396,569	17,795,630
Increase in net assets resulting from operations	$45,053,598	$20,034,723	$43,706,295	$18,716,169

* Foreign taxes withheld	$—	$262,875	$68,943	$816,885
^ Foreign capital gains taxes withheld	$—	$—	$—	$1,271,371
# Change in foreign capital gains taxes accrued	$—	$—	$—	$816,671

See Accompanying Notes to Financial Statements

28

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	VY® Morgan Stanley Global Franchise Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio	VY® T. Rowe Price Equity Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,609,839	$83,003,109	$9,219,561
Interest, net of foreign taxes withheld*	5,917	154,562,992	93,324
Securities lending income, net	3,522	1,121,819	24,518
Other	1,530	36,430	1,568
Total investment income	5,620,808	238,724,350	9,338,971
EXPENSES:
Unified fees	3,137,757	49,056,982	2,090,766
Distribution and shareholder service fees:
Class ADV	628,761	10,146,856	346,026
Class S	465,669	9,535,401	339,179
Class S2	112,709	221,201	294,154
Trustee fees and expenses	12,902	320,064	13,351
Total expenses	4,357,798	69,280,504	3,083,476
Waived and reimbursed fees	(83,424)	—	(98,591)
Net expenses	4,274,374	69,280,504	2,984,885
Net investment income	1,346,434	169,443,846	6,354,086
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	28,796,283	65,796,002	16,329,418
Foreign currency related transactions	(2,803)	(33,663)	(2,851)
Written options	—	(4,174,605)	—
Net realized gain	28,793,480	61,587,734	16,326,567
Net change in unrealized appreciation (depreciation) on:
Investments	16,819,643	1,104,753,194	5,868,728
Foreign currency related transactions	9,359	7,168	(5)
Written options	—	(21,220,949)	—
Net change in unrealized appreciation (depreciation)	16,829,002	1,083,539,413	5,868,723
Net realized and unrealized gain	45,622,482	1,145,127,147	22,195,290
Increase in net assets resulting from operations	$46,968,916	$1,314,570,993	$28,549,376

* Foreign taxes withheld	$149,736	$711,958	$231,034

See Accompanying Notes to Financial Statements

29

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Liquid Assets Portfolio		VY® CBRE Global Real Estate Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$45,000,362	$12,799,475	$4,289,100	$3,838,085
Net realized gain (loss)	53,236	(230,593)	(3,718,331)	2,787,078
Net change in unrealized appreciation (depreciation)	—	—	19,463,954	(64,122,051)
Increase (decrease) in net assets resulting from operations	45,053,598	12,568,882	20,034,723	(57,496,888)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	—	(251,950)	(977,993)
Class I	(3,650,543)	(1,154,963)	(3,273,877)	(8,681,137)
Class S	(13,597,510)	(4,310,529)	(1,704,362)	(5,868,869)
Class S2	(27,752,309)	(7,333,972)	(18,087)	(65,243)
Total distributions	(45,000,362)	(12,799,464)	(5,248,276)	(15,593,242)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	247,135,641	395,452,030	32,343,004	12,899,737
Reinvestment of distributions	45,000,362	12,799,464	5,248,276	15,593,242
	292,136,003	408,251,494	37,591,280	28,492,979
Cost of shares redeemed	(246,963,743)	(207,379,450)	(36,127,562)	(24,510,404)
Net increase in net assets resulting from capital share transactions	45,172,260	200,872,044	1,463,718	3,982,575
Net increase (decrease) in net assets	45,225,496	200,641,462	16,250,165	(69,107,555)

NET ASSETS:
Beginning of year or period	1,009,270,418	808,628,956	165,569,914	234,677,469
End of year or period	$1,054,495,914	$1,009,270,418	$181,820,079	$165,569,914

See Accompanying Notes to Financial Statements

30

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Invesco Growth and Income Portfolio		VY® JPMorgan Emerging Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$5,309,726	$5,665,805	$920,539	$350,511
Net realized gain (loss)	40,311,386	26,813,683	(4,155,616)	(20,232,552)
Net change in unrealized appreciation (depreciation)	(1,914,817)	(58,905,696)	21,951,246	(99,307,987)
Increase (decrease) in net assets resulting from operations	43,706,295	(26,426,208)	18,716,169	(119,190,028)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,237,242)	(2,532,628)	(580,846)	(12,228,273)
Class I	(3,846,288)	(6,070,318)	(1,166,409)	(17,903,798)
Class S	(25,881,580)	(47,695,696)	(3,380,473)	(65,531,812)
Class S2	(1,705,679)	(3,043,369)	(87,595)	(1,984,692)
Total distributions	(32,670,789)	(59,342,011)	(5,215,323)	(97,648,575)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,702,617	28,454,023	18,016,753	17,832,438
Reinvestment of distributions	32,670,789	59,342,011	5,215,323	97,648,575
	44,373,406	87,796,034	23,232,076	115,481,013
Cost of shares redeemed	(71,879,691)	(55,341,882)	(50,100,439)	(55,565,505)
Net increase (decrease) in net assets resulting from capital share transactions	(27,506,285)	32,454,152	(26,868,363)	59,915,508
Net decrease in net assets	(16,470,779)	(53,314,067)	(13,367,517)	(156,923,095)

NET ASSETS:
Beginning of year or period	398,572,050	451,886,117	308,922,912	465,846,007
End of year or period	$382,101,271	$398,572,050	$295,555,395	$308,922,912

See Accompanying Notes to Financial Statements

31

STATEMENTS OF CHANGES IN NET ASSETS

	VY® Morgan Stanley Global Franchise Portfolio		VY® T. Rowe Price Capital Appreciation Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$1,346,434	$1,370,055	$169,443,846	$101,156,255
Net realized gain	28,793,480	25,437,031	61,587,734	753,338,557
Net change in unrealized appreciation (depreciation)	16,829,002	(103,699,776)	1,083,539,413	(1,920,453,087)
Increase (decrease) in net assets resulting from operations	46,968,916	(76,892,690)	1,314,570,993	(1,065,958,275)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(9,149,843)	(11,201,899)	(192,154,436)	(238,416,391)
Class I	—	—	(194,300,449)	(207,448,890)
Class R6	(127,232)	(156,463)	(69,715,154)	(75,642,708)
Class S	(15,257,667)	(19,089,147)	(453,336,682)	(547,342,082)
Class S2	(2,291,475)	(2,892,423)	(6,949,364)	(8,176,336)
Total distributions	(26,826,217)	(33,339,932)	(916,456,085)	(1,077,026,407)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,993,310	6,855,736	287,603,915	334,183,501
Reinvestment of distributions	26,826,217	33,339,932	916,456,085	1,077,026,407
	30,819,527	40,195,668	1,204,060,000	1,411,209,908
Cost of shares redeemed	(51,013,496)	(51,724,749)	(843,359,570)	(733,699,358)
Net increase (decrease) in net assets resulting from capital share transactions	(20,193,969)	(11,529,081)	360,700,430	677,510,550
Net increase (decrease) in net assets	(51,270)	(121,761,703)	758,815,338	(1,465,474,132)

NET ASSETS:
Beginning of year or period	318,684,407	440,446,110	7,371,748,520	8,837,222,652
End of year or period	$318,633,137	$318,684,407	$8,130,563,858	$7,371,748,520

See Accompanying Notes to Financial Statements

32

STATEMENTS OF CHANGES IN NET ASSETS

	VY® T. Rowe Price Equity Income Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$6,354,086	$6,657,424
Net realized gain	16,326,567	19,902,193
Net change in unrealized appreciation (depreciation)	5,868,723	(40,147,626)
Increase (decrease) in net assets resulting from operations	28,549,376	(13,588,009)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(4,559,298)	(7,419,583)
Class I	(4,910,460)	(8,572,897)
Class S	(10,576,103)	(17,697,150)
Class S2	(5,774,659)	(9,805,856)
Total distributions	(25,820,520)	(43,495,486)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,273,195	32,256,135
Reinvestment of distributions	25,820,520	43,495,486
	36,093,715	75,751,621
Cost of shares redeemed	(51,551,951)	(52,270,423)
Net increase (decrease) in net assets resulting from capital share transactions	(15,458,236)	23,481,198
Net decrease in net assets	(12,729,380)	(33,602,297)

NET ASSETS:
Beginning of year or period	345,740,276	379,342,573
End of year or period	$333,010,896	$345,740,276

See Accompanying Notes to Financial Statements

33

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Government Liquid Assets Portfolio
Class I
12-31-23	1.00	0.05•	0.00*	0.05	0.05	—	—	0.05	—	1.00	4.93	0.28	0.28	0.28	4.82	75,141	—
12-31-22	1.00	0.02•	0.00*	0.02	0.02	—	—	0.02	—	1.00	1.51	0.28	0.24	0.24	1.65	77,571	—
12-31-21	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.03	0.28	0.05	0.05	0.00	50,337	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.30	0.28	0.17	0.17	0.23	64,002	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	2.01	0.29	0.29	0.29	1.93	52,515	—
Class S
12-31-23	1.00	0.05•	0.00*	0.05	0.05	—	—	0.05	—	1.00	4.68	0.53	0.53	0.53	4.56	280,488	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.34	0.53	0.40	0.40	1.34	322,096	—
12-31-21	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.03	0.53	0.05	0.05	0.00	320,548	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.24	0.53	0.21	0.21	0.17	375,267	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.75	0.54	0.54	0.54	1.68	314,786	—
Class S2
12-31-23	1.00	0.04•	0.00*	0.04	0.04	—	—	0.04	—	1.00	4.52	0.68	0.68	0.68	4.44	698,867	—
12-31-22	1.00	0.01•	0.00*	0.01	0.01	—	—	0.01	—	1.00	1.24	0.68	0.52	0.52	1.37	609,604	—
12-31-21	1.00	—•	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.03	0.68	0.05	0.05	0.00	437,744	—
12-31-20	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.21	0.68	0.23	0.23	0.13	527,457	—
12-31-19	1.00	0.02	0.00*	0.02	0.02	0.00*	—	0.02	—	1.00	1.60	0.69	0.69	0.69	1.52	359,294	—
VY® CBRE Global Real Estate Portfolio
Class ADV
12-31-23	9.13	0.19•	0.89	1.08	0.13	0.10	—	0.23	—	9.98	11.97	1.69	1.47	1.47	2.01	10,511	95
12-31-22	13.38	0.17•	(3.54)	(3.37)	0.29	0.59	—	0.88	—	9.13	(25.39)	1.68	1.47	1.47	1.55	10,401	91
12-31-21	10.26	0.17•	3.24	3.41	0.29	—	—	0.29	—	13.38	33.56	1.66	1.47	1.47	1.48	16,348	74
12-31-20	12.77	0.15•	(1.11)	(0.96)	0.60	0.95	—	1.55	—	10.26	(5.37)	1.68	1.47	1.47	1.47	14,367	97
12-31-19	10.53	0.17•	2.34	2.51	0.27	—	—	0.27	—	12.77	23.99	1.62	1.49	1.49	1.40	17,308	77
Class I
12-31-23	9.41	0.25•	0.92	1.17	0.20	0.10	—	0.30	—	10.28	12.59	1.09	0.87	0.87	2.65	109,276	95
12-31-22	13.79	0.24•	(3.65)	(3.41)	0.38	0.59	—	0.97	—	9.41	(24.95)	1.08	0.87	0.87	2.19	92,596	91
12-31-21	10.55	0.25•	3.35	3.60	0.36	—	—	0.36	—	13.79	34.47	1.06	0.87	0.87	2.09	122,954	74
12-31-20	13.11	0.28	(1.21)	(0.93)	0.68	0.95	—	1.63	—	10.55	(4.83)	1.08	0.87	0.87	2.09	96,799	97
12-31-19	10.81	0.25•	2.41	2.66	0.36	—	—	0.36	—	13.11	24.74	1.02	0.89	0.89	2.02	119,642	77
Class S
12-31-23	9.37	0.22•	0.92	1.14	0.17	0.10	—	0.27	—	10.24	12.33	1.34	1.12	1.12	2.36	61,362	95
12-31-22	13.72	0.21•	(3.63)	(3.42)	0.34	0.59	—	0.93	—	9.37	(25.12)	1.33	1.12	1.12	1.90	61,861	91
12-31-21	10.50	0.22•	3.33	3.55	0.33	—	—	0.33	—	13.72	34.14	1.31	1.12	1.12	1.83	94,359	74
12-31-20	13.04	0.22	(1.16)	(0.94)	0.65	0.95	—	1.60	—	10.50	(5.04)	1.33	1.12	1.12	1.85	81,568	97
12-31-19	10.76	0.22•	2.39	2.61	0.33	—	—	0.33	—	13.04	24.35	1.27	1.14	1.14	1.76	96,519	77
Class S2
12-31-23	9.47	0.21•	0.92	1.13	0.15	0.10	—	0.25	—	10.35	12.11	1.49	1.27	1.27	2.21	670	95
12-31-22	13.86	0.20•	(3.67)	(3.47)	0.33	0.59	—	0.92	—	9.47	(25.25)	1.48	1.27	1.27	1.77	712	91
12-31-21	10.61	0.21•	3.35	3.56	0.31	—	—	0.31	—	13.86	33.90	1.46	1.27	1.27	1.70	1,016	74
12-31-20	13.15	0.20	(1.17)	(0.97)	0.62	0.95	—	1.57	—	10.61	(5.19)	1.48	1.27	1.27	1.76	796	97
12-31-19	10.85	0.20•	2.41	2.61	0.31	—	—	0.31	—	13.15	24.15	1.42	1.29	1.29	1.61	906	77
VY® Invesco Growth and Income Portfolio
Class ADV
12-31-23	20.75	0.21•	2.16	2.37	0.31	1.49	—	1.80	—	21.32	11.93	1.24	1.21	1.21	1.04	14,598	28
12-31-22	26.21	0.23•	(2.16)	(1.93)	0.25	3.28	—	3.53	—	20.75	(6.16)	1.24	1.21	1.21	1.00	16,239	18
12-31-21	20.62	0.18•	5.67	5.85	0.26	—	—	0.26	—	26.21	28.50	1.24	1.21	1.21	0.75	18,354	30

See Accompanying Notes to Financial Statements

34

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

VY® Invesco Growth and Income Portfolio (continued)
Class ADV (continued)
12-31-20	22.73	0.32	(0.32)	0.00*	0.35	1.76	—	2.11	—	20.62	2.55	1.24	1.24	1.24	1.45	15,543	32
12-31-19	21.15	0.32•	4.64	4.96	0.50	2.88	—	3.38	—	22.73	24.30	1.24	1.24	1.24	1.43	18,401	22
Class I
12-31-23	21.04	0.34•	2.19	2.53	0.46	1.49	—	1.95	—	21.62	12.62	0.64	0.61	0.61	1.64	46,049	28
12-31-22	26.54	0.37•	(2.19)	(1.82)	0.40	3.28	—	3.68	—	21.04	(5.59)	0.64	0.61	0.61	1.62	42,132	18
12-31-21	20.86	0.33•	5.73	6.06	0.38	—	—	0.38	—	26.54	29.21	0.64	0.61	0.61	1.35	41,488	30
12-31-20	23.01	0.39•	(0.28)	0.11	0.50	1.76	—	2.26	—	20.86	3.22	0.64	0.64	0.64	2.05	30,672	32
12-31-19	21.41	0.46•	4.69	5.15	0.67	2.88	—	3.55	—	23.01	24.98	0.64	0.64	0.64	2.02	29,773	22
Class S
12-31-23	21.37	0.29•	2.23	2.52	0.40	1.49	—	1.89	—	22.00	12.34	0.89	0.86	0.86	1.39	301,058	28
12-31-22	26.88	0.32•	(2.22)	(1.90)	0.33	3.28	—	3.61	—	21.37	(5.84)	0.89	0.86	0.86	1.36	319,719	18
12-31-21	21.12	0.27•	5.82	6.09	0.33	—	—	0.33	—	26.88	28.97	0.89	0.86	0.86	1.10	367,120	30
12-31-20	23.25	0.39	(0.33)	0.06	0.43	1.76	—	2.19	—	21.12	2.90	0.89	0.89	0.89	1.81	317,890	32
12-31-19	21.58	0.41•	4.73	5.14	0.59	2.88	—	3.47	—	23.25	24.73	0.89	0.89	0.89	1.78	367,941	22
Class S2
12-31-23	21.10	0.26•	2.19	2.45	0.36	1.49	—	1.85	—	21.70	12.17	1.04	1.01	1.01	1.24	20,396	28
12-31-22	26.57	0.28•	(2.19)	(1.91)	0.28	3.28	—	3.56	—	21.10	(5.99)	1.04	1.01	1.01	1.20	20,482	18
12-31-21	20.88	0.23•	5.76	5.99	0.30	—	—	0.30	—	26.57	28.78	1.04	1.01	1.01	0.95	24,924	30
12-31-20	23.00	0.34	(0.30)	0.04	0.40	1.76	—	2.16	—	20.88	2.77	1.04	1.04	1.04	1.66	24,035	32
12-31-19	21.39	0.37•	4.67	5.04	0.55	2.88	—	3.43	—	23.00	24.47	1.04	1.04	1.04	1.63	27,277	22
VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV
12-31-23	10.72	(0.01)•	0.66	0.65	0.17	—	—	0.17	—	11.20	6.02	1.85	1.81	1.81	(0.06)	36,809	29
12-31-22	21.50	(0.03)•	(5.71)	(5.74)	—	5.04	—	5.04	—	10.72	(26.35)	1.86	1.86	1.86	(0.25)	37,190	18
12-31-21	25.92	(0.25)•	(2.19)	(2.44)	—	1.98	—	1.98	—	21.50	(10.30)	1.86	1.86	1.86	(1.01)	54,012	25
12-31-20	21.02	(0.17)	6.57	6.40	0.01	1.49	—	1.50	—	25.92	32.71	1.85	1.85	1.85	(0.80)	58,266	22
12-31-19	16.95	0.01	5.24	5.25	—	1.18	—	1.18	—	21.02	31.47	1.86	1.86	1.86	0.03	50,224	21
Class I
12-31-23	11.99	0.06•	0.74	0.80	0.24	—	—	0.24	—	12.55	6.64	1.25	1.21	1.21	0.49	62,596	29
12-31-22	23.10	0.05•	(6.12)	(6.07)	—	5.04	—	5.04	—	11.99	(25.89)	1.26	1.26	1.26	0.36	60,063	18
12-31-21	27.55	(0.11)•	(2.36)	(2.47)	—	1.98	—	1.98	—	23.10	(9.78)	1.26	1.26	1.26	(0.40)	80,785	25
12-31-20	22.24	(0.04)	6.98	6.94	0.14	1.49	—	1.63	—	27.55	33.52	1.25	1.25	1.25	(0.20)	94,067	22
12-31-19	17.80	0.13	5.52	5.65	0.03	1.18	—	1.21	—	22.24	32.23	1.26	1.26	1.26	0.62	79,674	21
Class S
12-31-23	11.77	0.04•	0.72	0.76	0.21	—	—	0.21	—	12.32	6.38	1.50	1.46	1.46	0.31	191,201	29
12-31-22	22.86	0.01•	(6.06)	(6.05)	—	5.04	—	5.04	—	11.77	(26.11)	1.51	1.51	1.51	0.10	205,544	18
12-31-21	27.35	(0.17)•	(2.34)	(2.51)	—	1.98	—	1.98	—	22.86	(10.00)	1.51	1.51	1.51	(0.64)	320,977	25
12-31-20	22.08	(0.10)•	6.94	6.84	0.08	1.49	—	1.57	—	27.35	33.23	1.50	1.50	1.50	(0.45)	411,371	22
12-31-19	17.70	0.08	5.48	5.56	0.00*	1.18	—	1.18	—	22.08	31.91	1.51	1.51	1.51	0.38	370,441	21
Class S2
12-31-23	11.48	0.03•	0.69	0.72	0.18	—	—	0.18	—	12.02	6.25	1.65	1.61	1.61	0.23	4,950	29
12-31-22	22.50	(0.01)•	(5.97)	(5.98)	—	5.04	—	5.04	—	11.48	(26.23)	1.66	1.66	1.66	(0.06)	6,126	18
12-31-21	26.98	(0.20)•	(2.30)	(2.50)	—	1.98	—	1.98	—	22.50	(10.11)	1.66	1.66	1.66	(0.79)	10,071	25
12-31-20	21.80	(0.13)•	6.85	6.72	0.05	1.49	—	1.54	—	26.98	33.03	1.65	1.65	1.65	(0.60)	13,424	22
12-31-19	17.52	0.05	5.41	5.46	—	1.18	—	1.18	—	21.80	31.64	1.66	1.66	1.66	0.24	11,567	21
VY® Morgan Stanley Global Franchise Portfolio
Class ADV
12-31-23	13.36	0.03•	2.01	2.04	0.03	1.23	—	1.26	—	14.14	15.52	1.58	1.56	1.56	0.20	104,981	15
12-31-22	18.19	0.02•	(3.31)	(3.29)	0.05	1.49	—	1.54	—	13.36	(17.90)	1.58	1.55	1.55	0.16	103,692	14

See Accompanying Notes to Financial Statements

35

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

VY® Morgan Stanley Global Franchise Portfolio (continued)
Class ADV (continued)
12-31-21	16.52	0.03•	3.34	3.37	0.09	1.61	—	1.70	—	18.19	21.26	1.57	1.54	1.54	0.18	138,475	11
12-31-20	16.06	0.06	1.86	1.92	0.09	1.37	—	1.46	—	16.52	12.87	1.57	1.54	1.54	0.40	120,606	16
12-31-19	14.01	0.06	3.89	3.95	0.10	1.80	—	1.90	—	16.06	28.89	1.57	1.54	1.54	0.48	110,093	16
Class R6
12-31-23	14.81	0.12•	2.26	2.38	0.13	1.23	—	1.36	—	15.83	16.30	0.98	0.96	0.96	0.80	1,773	15
12-31-22	19.98	0.12•	(3.64)	(3.52)	0.16	1.49	—	1.65	—	14.81	(17.43)	0.98	0.95	0.95	0.77	1,673	14
12-31-21	17.97	0.15•	3.65	3.80	0.18	1.61	—	1.79	—	19.98	22.01	0.97	0.94	0.94	0.79	1,828	11
12-31-20	17.33	0.17•	2.01	2.18	0.17	1.37	—	1.54	—	17.97	13.55	0.97	0.94	0.94	0.98	1,301	16
12-31-19	14.97	0.18•	4.17	4.35	0.19	1.80	—	1.99	—	17.33	29.74	0.97	0.94	0.94	1.07	635	19
Class S
12-31-23	14.87	0.08•	2.25	2.33	0.08	1.23	—	1.31	—	15.89	15.91	1.23	1.21	1.21	0.55	183,705	15
12-31-22	20.02	0.08•	(3.64)	(3.56)	0.10	1.49	—	1.59	—	14.87	(17.58)	1.23	1.20	1.20	0.51	185,295	14
12-31-21	18.01	0.10•	3.65	3.75	0.13	1.61	—	1.74	—	20.02	21.66	1.22	1.19	1.19	0.52	260,008	11
12-31-20	17.36	0.14	2.01	2.15	0.13	1.37	—	1.50	—	18.01	13.28	1.22	1.19	1.19	0.74	260,901	16
12-31-19	15.00	0.14•	4.16	4.30	0.14	1.80	—	1.94	—	17.36	29.34	1.22	1.19	1.19	0.82	266,633	16
Class S2
12-31-23	14.67	0.06•	2.22	2.28	0.05	1.23	—	1.28	—	15.67	15.80	1.38	1.36	1.36	0.39	28,173	15
12-31-22	19.77	0.06•	(3.60)	(3.54)	0.07	1.49	—	1.56	—	14.67	(17.72)	1.38	1.35	1.35	0.36	28,024	14
12-31-21	17.80	0.07•	3.61	3.68	0.10	1.61	—	1.71	—	19.77	21.53	1.37	1.34	1.34	0.37	40,135	11
12-31-20	17.18	0.11	1.98	2.09	0.10	1.37	—	1.47	—	17.80	13.06	1.37	1.34	1.34	0.60	38,585	16
12-31-19	14.86	0.11•	4.13	4.24	0.12	1.80	—	1.92	—	17.18	29.15	1.37	1.34	1.34	0.67	38,888	16
VY® T. Rowe Price Capital Appreciation Portfolio
Class ADV
12-31-23	23.00	0.44•	3.58	4.02	0.14	2.69	—	2.83	—	24.19	18.16	1.24	1.24	1.24	1.86	1,826,729	75
12-31-22	30.88	0.25•	(4.19)	(3.94)	0.26	3.68	—	3.94	—	23.00	(12.47)	1.24	1.24	1.24	0.95	1,586,695	90
12-31-21	29.91	0.14•	4.98	5.12	0.16	3.99	—	4.15	—	30.88	17.97	1.24	1.24	1.24	0.47	1,891,868	58
12-31-20	27.98	0.20•	4.33	4.53	0.29	2.31	—	2.60	—	29.91	17.54	1.24	1.24	1.24	0.71	1,555,873	98
12-31-19	24.10	0.25	5.46	5.71	0.34	1.49	—	1.83	—	27.98	23.99	1.24	1.24	1.24	1.02	1,353,246	53
Class I
12-31-23	24.83	0.63•	3.90	4.53	0.58	2.69	—	3.27	—	26.09	18.92	0.64	0.64	0.64	2.46	1,712,529	75
12-31-22	32.96	0.44•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.83	(11.96)	0.64	0.64	0.64	1.57	1,447,933	90
12-31-21	31.64	0.35•	5.29	5.64	0.33	3.99	—	4.32	—	32.96	18.67	0.64	0.64	0.64	1.07	1,553,598	58
12-31-20	29.41	0.38•	4.61	4.99	0.45	2.31	—	2.76	—	31.64	18.28	0.64	0.64	0.64	1.31	1,280,224	98
12-31-19	25.23	0.43	5.73	6.16	0.49	1.49	—	1.98	—	29.41	24.71	0.64	0.64	0.64	1.62	1,673,642	53
Class R6
12-31-23	24.85	0.63•	3.90	4.53	0.58	2.69	—	3.27	—	26.11	18.90	0.64	0.64	0.64	2.46	621,535	75
12-31-22	32.98	0.44•	(4.48)	(4.04)	0.41	3.68	—	4.09	—	24.85	(11.96)	0.64	0.64	0.64	1.55	525,750	90
12-31-21	31.66	0.35•	5.29	5.64	0.33	3.99	—	4.32	—	32.98	18.66	0.64	0.64	0.64	1.07	620,373	58
12-31-20	29.43	0.38•	4.61	4.99	0.45	2.31	—	2.76	—	31.66	18.27	0.64	0.64	0.64	1.30	542,043	98
12-31-19	25.24	0.46•	5.71	6.17	0.49	1.49	—	1.98	—	29.43	24.74	0.64	0.64	0.64	1.62	181,835	53
Class S
12-31-23	24.83	0.57•	3.89	4.46	0.52	2.69	—	3.21	—	26.08	18.60	0.89	0.89	0.89	2.20	3,912,825	75
12-31-22	32.96	0.36•	(4.47)	(4.11)	0.34	3.68	—	4.02	—	24.83	(12.18)	0.89	0.89	0.89	1.30	3,757,937	90
12-31-21	31.64	0.27•	5.29	5.56	0.25	3.99	—	4.24	—	32.96	18.40	0.89	0.89	0.89	0.82	4,700,019	58
12-31-20	29.42	0.32	4.59	4.91	0.38	2.31	—	2.69	—	31.64	17.79	0.89	0.89	0.89	1.06	4,426,278	98
12-31-19	25.25	0.39•	5.69	6.08	0.42	1.49	—	1.91	—	29.42	24.36	0.89	0.89	0.89	1.37	4,163,308	53
Class S2
12-31-23	24.55	0.52•	3.84	4.36	0.58	2.69	—	3.27	—	25.64	18.42	1.04	1.04	1.04	2.05	56,946	75
12-31-22	32.63	0.32•	(4.43)	(4.11)	0.29	3.68	—	3.97	—	24.55	(12.30)	1.04	1.04	1.04	1.14	53,434	90

See Accompanying Notes to Financial Statements

36

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

VY® T. Rowe Price Capital Appreciation Portfolio (continued)
Class S2 (continued)
12-31-21	31.37	0.22•	5.23	5.45	0.20	3.99	—	4.19	—	32.63	18.19	1.04	1.04	1.04	0.67	71,364	58
12-31-20	29.19	0.28	4.54	4.82	0.33	2.31	—	2.64	—	31.37	17.82	1.04	1.04	1.04	0.91	70,966	98
12-31-19	25.06	0.34•	5.65	5.99	0.37	1.49	—	1.86	—	29.19	24.19	1.04	1.04	1.04	1.22	73,222	53
VY®T. Rowe Price Equity Income Portfolio
Class ADV
12-31-23	9.64	0.15•	0.68	0.83	0.16	0.61	—	0.77	—	9.70	8.94	1.24	1.21	1.21	1.63	57,865	16
12-31-22	11.48	0.16•	(0.67)	(0.51)	0.17	1.16	—	1.33	—	9.64	(3.85)	1.24	1.21	1.21	1.57	60,127	18
12-31-21	9.46	0.12•	2.23	2.35	0.14	0.19	—	0.33	—	11.48	24.97	1.24	1.21	1.21	1.12	58,287	19
12-31-20	9.97	0.17	(0.19)	(0.02)	0.37	0.12	—	0.49	—	9.46	0.64	1.24	1.21	1.21	1.87	47,110	25
12-31-19	10.74	0.21•	2.42	2.63	0.26	3.14	—	3.40	—	9.97	25.93	1.24	1.21	1.21	1.82	51,293	17
Class I
12-31-23	9.94	0.22•	0.70	0.92	0.22	0.61	—	0.83	—	10.03	9.57	0.64	0.61	0.61	2.23	61,929	16
12-31-22	11.78	0.23•	(0.69)	(0.46)	0.22	1.16	—	1.38	—	9.94	(3.22)	0.64	0.61	0.61	2.14	67,596	18
12-31-21	9.70	0.19•	2.29	2.48	0.21	0.19	—	0.40	—	11.78	25.66	0.64	0.61	0.61	1.71	73,572	19
12-31-20	10.27	0.23	(0.20)	0.03	0.48	0.12	—	0.60	—	9.70	1.27	0.64	0.61	0.61	2.47	77,346	25
12-31-19	10.97	0.29•	2.47	2.76	0.32	3.14	—	3.46	—	10.27	26.66	0.64	0.61	0.61	2.42	81,596	17
Class S
12-31-23	10.12	0.20•	0.71	0.91	0.19	0.61	—	0.80	—	10.23	9.33	0.89	0.86	0.86	1.98	137,827	16
12-31-22	11.96	0.21•	(0.69)	(0.48)	0.20	1.16	—	1.36	—	10.12	(3.41)	0.89	0.86	0.86	1.88	141,080	18
12-31-21	9.85	0.17•	2.31	2.48	0.18	0.19	—	0.37	—	11.96	25.27	0.89	0.86	0.86	1.47	158,847	19
12-31-20	10.31	0.22	(0.20)	0.02	0.36	0.12	—	0.48	—	9.85	0.95	0.89	0.86	0.86	2.22	141,486	25
12-31-19	11.00	0.25•	2.50	2.75	0.30	3.14	—	3.44	—	10.31	26.42	0.89	0.86	0.86	2.13	161,388	17
Class S2
12-31-23	9.76	0.18•	0.68	0.86	0.17	0.61	—	0.78	—	9.84	9.12	1.04	1.01	1.01	1.83	75,390	16
12-31-22	11.59	0.18•	(0.67)	(0.49)	0.18	1.16	—	1.34	—	9.76	(3.57)	1.04	1.01	1.01	1.73	76,937	18
12-31-21	9.55	0.14•	2.26	2.40	0.17	0.19	—	0.36	—	11.59	25.15	1.04	1.01	1.01	1.32	88,637	19
12-31-20	10.07	0.20	(0.20)	0.00*	0.40	0.12	—	0.52	—	9.55	0.85	1.04	1.01	1.01	2.07	80,591	25
12-31-19	10.82	0.23•	2.44	2.67	0.28	3.14	—	3.42	—	10.07	26.13	1.04	1.01	1.01	2.01	90,172	17

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The seven series (each a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Government Liquid Assets Portfolio (“Government Liquid Assets”), VY® CBRE Global Real Estate Portfolio (“CBRE Global Real Estate”), VY® Invesco Growth and Income Portfolio (“Invesco Growth and Income”), VY® JPMorgan Emerging Markets Equity Portfolio (“JPMorgan Emerging Markets Equity”), VY® Morgan Stanley Global Franchise Portfolio (“Morgan Stanley Global Franchise”), VY® T. Rowe Price Capital Appreciation Portfolio (“T. Rowe Price Capital Appreciation”), and VY® T. Rowe Price Equity Income Portfolio (“T. Rowe Price Equity Income). All of the Portfolios are diversified except for Morgan Stanley Global Franchise, which is a non- diversified Portfolio of the Trust. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (”Class ADV“), Institutional (”Class I“), Class R6, Service (”Class S“) and Service 2 (”Class S2“); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (”Voya Investments“ or the ”Investment Adviser“), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (”Voya IM“), a Delaware limited liability company, serves as the sub-adviser to Government Liquid Assets. Voya Investments Distributor, LLC (”VID“ or the ”Distributor“), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (”GAAP“) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (”NYSE“) opens for regular trading (each such day, a ”Business Day“). The net asset value (”NAV“) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (”Market Close“), as determined by the Consolidated Tape Association (”CTA“), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument.

Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Government Liquid Assets uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of ﬂuctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Liquid Assets, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as ”Level 1,“ inputs other than quoted prices for an asset or liability that are observable are classified as ”Level 2“ and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as ”Level 3.“ The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. CBRE Global Real Estate estimates components of distributions from real estate investment trusts (”REITs“). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If CBRE Global Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by Government Liquid Assets. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (”OTC“) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (”ISDA“) Master Agreements (”Master Agreements“). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2023, the maximum amount of loss that Invesco Growth and Income would incur if its counterparties failed to perform would be $29,001 which represents the gross payments to be received on open forward foreign currency contracts were they to be unwound as of December 31, 2023. There was no collateral pledged by any counterparty at December 31, 2023 to any Portfolio.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, CBRE Global Real Estate, Invesco Growth and Income and T. Rowe Price Capital Appreciation had a liability position of $22, $118,612 and $20,295,699, respectively, on open forward foreign currency contracts and open OTC written options. If a contingent feature would have been triggered as of December 31, 2023, each Portfolio could have been required to pay these amounts in cash to its counterparties. There was no cash collateral pledged by any Portfolio as of December 31, 2023.

H. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed- upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2023, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below. The Portfolios used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for CBRE Global Real Estate and Invesco Growth and Income for open forward foreign currency contracts at December 31, 2023.

	Buy	Sell
CBRE Global Real Estate	$89,504	$—
Invesco Growth and Income	3,066,237	14,486,538

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of each Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The Portfolios did not enter into any futures contracts for the year ended December 31, 2023.

I. Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked- to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2023, T. Rowe Price Capital Appreciation had written equity options with an average notional value of $773,597,067 to generate

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

income. Please refer to the tables within the Portfolio of Investments for open written equity options at December 31, 2023. T. Rowe Price Capital Appreciation had pledged securities fair valued at $22,566,227 for open written call options and these are footnoted within the Portfolio of Investments.

J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (”MRA“) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Liquid Assets for open repurchase agreements subject to the MRA on a net basis at December 31, 2023.

K. Securities Lending. Each Portfolio may temporarily loan up to 331⁄3% (except for JPMorgan Emerging Markets Equity which may temporarily loan up to 30%) of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: ”investment risk“ and ”borrower default risk.“ When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (”1933 Act“) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as ”restricted securities.“ These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 3 — INVESTMENT TRANSACTIONS (continued)

	Purchases	Sales
CBRE Global Real Estate	$163,279,254	$61,692,916
Invesco Growth and Income	103,306,737	154,800,805
JPMorgan Emerging Markets Equity	88,257,396	118,997,064
Morgan Stanley Global Franchise	47,860,455	93,670,942
T. Rowe Price Capital Appreciation	4,061,535,806	4,731,901,323
T. Rowe Price Equity Income	53,488,122	86,715,864

U.S. government securities not included above were as follows:

	Purchases	Sales
T. Rowe Price Capital Appreciation	$1,482,476,757	$1,232,498,785

NOTE 4 — INVESTMENT MANAGEMENT FEES

CBRE Global Real Estate has entered into an investment management agreement (”Management Agreement“) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
CBRE Global Real Estate(1)	0.90% on the first $250 million;
0.875% on the next $250 million;
0.80% on the amount in excess of $500 million

(1)	The Investment Adviser is contractually obligated to waive 0.033% of the management fee for CBRE Global Real Estate. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

With the exception of CBRE Global Real Estate, the Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the ”Unified Agreement“). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub- advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a ”Unified Fee“) based on the following annual rates of the average daily net assets of the Portfolios:

Portfolio	Fee
Government Liquid Assets(2)	0.35% on the first $200 million;
0.30% on the next $300 million;
0.25% on the amount in excess of $500 million
JPMorgan Emerging Markets Equity	1.25%
Morgan Stanley Global Franchise(3)	1.00% on the first $250 million;
0.90% on the next $250 million;
0.75% on the amount in excess of $500 million
Invesco Growth and Income,(3)	0.75% first $750 million;
T. Rowe Price Capital	0.70% on the next $1.25 billion;
Appreciation, and	0.65% on the next $1.5 billion;
T. Rowe Price Equity Income(3)(4)	0.60% on the amount in excess of $3.5 billion

(2)	The assets of Government Liquid Assets are aggregated with those of Voya Limited Maturity Bond Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

(3)	The Investment Adviser is contractually obligated to waive 0.026%, 0.030% and 0.030% of the Unified Fee for Morgan Stanley Global Franchise, Invesco Growth and Income, and T. Rowe Price Equity Income, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

(4)	The assets of Invesco Growth and Income, T. Rowe Price Capital Appreciation and T. Rowe Price Equity Income are aggregated with those of VY® CBRE Real Estate Portfolio, which is not included in this report, to determine the Unified Fee applicable to the respective Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub- advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Government Liquid Assets	Voya Investment Management Co. LLC
CBRE Global Real Estate	CBRE Investment Management Listed Real Assets LLC(1)
Invesco Growth and Income	Invesco Advisers, Inc.

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 4 — INVESTMENT MANAGEMENT FEES

(continued)

JPMorgan Emerging Markets Equity	J.P. Morgan Investment Management Inc.
Morgan Stanley Global Franchise	Morgan Stanley Investment Management Inc.
T. Rowe Price Capital Appreciation	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income	T. Rowe Price Associates, Inc.

(1)   Previously known as CBRE Clarion Securities LLC.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the ”Plan“) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the ”Class S2 Plan“) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services, including payments to the Distributor at an annual rate of 0.15% of the average daily net assets attributable to Class S2 shares.

Each Portfolio that offers Class ADV shares has a shareholder service and distribution plan. Class ADV shares pay a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares.

The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and Unified Fee, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Liquid Assets in maintaining a yield of not less than zero through May 1, 2024. There is no guarantee that the Portfolio will maintain such a yield. Unified Fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. In no event will the amount of the recoupment on any day exceed 20% of the yield (net of all expenses) of the Portfolio on that day. Distribution and shareholder servicing fees waived are not subject to recoupment. For the year ended December 31, 2023, there were no amounts waived or reimbursed to assist the Portfolio in maintaining a yield of not less than zero.

Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any. As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, are as follows:

	December 31,
	2024	2025	2026	Total
Government Liquid Assets	$2,048,789	$405,964	$—	$2,454,753

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ReliaStar Life Insurance Company	T. Rowe Price Equity Income	7.00%
Voya Institutional Trust Company	Government Liquid Assets	67.81
	CBRE Global Real Estate	9.23
	Invesco Growth and Income	5.12
	JPMorgan Emerging Markets Equity	13.86
	Morgan Stanley Global Franchise	35.55
	T. Rowe Price Capital Appreciation	34.42
	T. Rowe Price Equity Income	41.57
Voya Retirement Insurance and Annuity Company	CBRE Global Real Estate	35.61
	Invesco Growth and Income	23.60
	JPMorgan Emerging Markets Equity	17.24
	T. Rowe Price Capital Appreciation	32.57
	T. Rowe Price Equity Income	42.05

The Investment Adviser may direct the Portfolios’ sub- advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the ”DC Plan“), which allows eligible independent

46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the ”Notional Funds“). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of ”Other assets“ on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

CBRE Global Real Estate may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by the Portfolio were $207,451.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the below Portfolio, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
CBRE Global Real Estate	1.50%	0.90%	1.15%	1.30%

Pursuant to a side letter agreement through May 1, 2024, the Investment Adviser has lowered the expense limits to the levels listed below for JPMorgan Emerging Markets Equity. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. There is no guarantee that the side letter agreement will continue. Termination or modification of this obligation requires approval by the Board.

Portfolio	Class ADV	Class I	Class S	Class S2
JPMorgan Emerging Markets Equity	1.81%	1.21%	1.46%	1.61%

With the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment

Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
CBRE Global Real Estate	$342,083	$338,144	$112,579	$792,806

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
CBRE Global Real Estate
Class ADV	$—	$—	$12,357	$12,357
Class I	—	—	121,188	121,188
Class S	—	—	72,851	72,851
Class S2	—	—	823	823

The Expense Limitation Agreement is contractual through March 1, 2024, and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the ”Credit Agreement“) with The Bank of New York Mellon (”BNY“) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 8 — LINE OF CREDIT (continued)

credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2023:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
CBRE Global Real Estate	5	$2,449,800	6.24%
JPMorgan Emerging Markets Equity	9	1,362,667	6.22
T. Rowe Price Capital Appreciation	3	28,871,000	5.42

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Government Liquid Assets
Class I
12/31/2023	25,792,071	—	3,650,543	(31,878,200)	—	(2,435,586)	25,792,071	—	3,650,543	(31,878,200)	—	(2,435,586)
12/31/2022	58,683,440	—	1,154,963	(32,586,842)	—	27,251,561	58,683,440	—	1,154,963	(32,586,842)	—	27,251,561
Class S
12/31/2023	52,083,030	—	13,597,510	(107,311,404)	—	(41,630,864)	52,083,031	—	13,597,510	(107,311,404)	—	(41,630,863)
12/31/2022	88,694,297	—	4,310,529	(91,379,556)	—	1,625,270	88,694,297	—	4,310,529	(91,379,555)	—	1,625,271
Class S2
12/31/2023	169,260,541	—	27,752,307	(107,774,139)	—	89,238,709	169,260,539	—	27,752,309	(107,774,139)	—	89,238,709
12/31/2022	248,074,293	—	7,333,972	(83,413,053)	—	171,995,212	248,074,293	—	7,333,972	(83,413,053)	—	171,995,212
CBRE Global Real Estate
Class ADV
12/31/2023	48,223	—	26,605	(160,362)	—	(85,534)	438,184	—	251,950	(1,489,081)	—	(798,947)
12/31/2022	48,123	—	103,711	(234,182)	—	(82,348)	508,230	—	977,993	(2,522,608)	—	(1,036,385)
Class I
12/31/2023	3,089,808	—	336,819	(2,636,213)	—	790,414	29,541,883	—	3,273,877	(24,771,924)	—	8,043,836
12/31/2022	846,182	—	895,886	(816,542)	—	925,526	9,353,912	—	8,681,137	(9,043,174)	—	8,991,875
Class S
12/31/2023	248,065	—	175,707	(1,033,002)	—	(609,230)	2,336,340	—	1,704,362	(9,725,314)	—	(5,684,612)
12/31/2022	271,475	—	607,543	(1,152,568)	—	(273,550)	3,033,874	—	5,868,869	(12,888,605)	—	(3,985,862)
Class S2
12/31/2023	2,855	—	1,844	(15,144)	—	(10,445)	26,597	—	18,087	(141,243)	—	(96,559)
12/31/2022	369	—	6,678	(5,151)	—	1,896	3,721	—	65,243	(56,017)	—	12,947
Invesco Growth and Income
Class ADV
12/31/2023	37,635	—	61,402	(196,924)	—	(97,887)	803,840	—	1,237,242	(4,063,282)	—	(2,022,200)
12/31/2022	97,794	—	133,086	(148,611)	—	82,269	2,486,982	—	2,532,628	(3,360,859)	—	1,658,751
Class I
12/31/2023	208,877	—	188,729	(270,076)	—	127,530	4,389,335	—	3,846,288	(5,531,923)	—	2,703,700
12/31/2022	347,318	—	315,341	(223,524)	—	439,135	8,133,362	—	6,070,318	(5,009,932)	—	9,193,748
Class S
12/31/2023	270,062	—	1,246,704	(2,792,165)	—	(1,275,399)	5,658,591	—	25,881,580	(59,074,305)	—	(27,534,134)
12/31/2022	682,248	—	2,437,184	(1,819,344)	—	1,300,088	17,172,383	—	47,695,696	(43,303,492)	—	21,564,587
Class S2
12/31/2023	41,505	—	83,244	(155,442)	—	(30,693)	850,851	—	1,705,679	(3,210,181)	—	(653,651)
12/31/2022	30,684	—	157,361	(155,607)	—	32,438	661,296	—	3,043,369	(3,667,599)	—	37,066
JPMorgan Emerging Markets Equity
Class ADV
12/31/2023	312,573	—	50,552	(545,350)	—	(182,225)	3,553,522	—	580,846	(5,976,791)	—	(1,842,423)
12/31/2022	204,432	—	1,156,885	(403,642)	—	957,675	2,895,615	—	12,228,273	(5,688,494)	—	9,435,394
Class I
12/31/2023	687,068	—	90,842	(799,813)	—	(21,903)	8,373,983	—	1,166,409	(9,946,469)	—	(406,077)

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class I
12/31/2022	461,106	—	1,518,558	(465,860)	—	1,513,804	7,188,446	—	17,903,798	(7,103,612)	—	17,988,632
Class S
12/31/2023	482,589	—	267,654	(2,693,894)	—	(1,943,651)	5,905,195	—	3,380,473	(32,496,356)	—	(23,210,688)
12/31/2022	499,166	—	5,654,168	(2,731,854)	—	3,421,480	7,506,106	—	65,531,812	(41,129,101)	—	31,908,817
Class S2
12/31/2023	15,551	—	7,110	(144,387)	—	(121,726)	184,053	—	87,595	(1,680,823)	—	(1,409,175)
12/31/2022	16,907	—	175,481	(106,389)	—	85,999	242,271	—	1,984,692	(1,644,298)	—	582,665
Morgan Stanley Global Franchise
Class ADV
12/31/2023	77,931	—	663,513	(1,080,201)	—	(338,757)	1,086,359	—	9,149,843	(14,934,895)	—	(4,698,693)
12/31/2022	181,629	—	858,383	(891,765)	—	148,247	2,734,362	—	11,201,899	(13,031,104)	—	905,157
Class R6
12/31/2023	22,612	—	8,267	(31,757)	—	(878)	349,762	—	127,231	(499,376)	—	(22,383)
12/31/2022	21,375	—	10,843	(10,774)	—	21,444	351,260	—	156,463	(193,746)	—	313,977
Class S
12/31/2023	136,250	—	986,275	(2,026,552)	—	(904,027)	2,153,294	—	15,257,667	(31,217,972)	—	(13,807,011)
12/31/2022	198,478	—	1,316,493	(2,037,343)	—	(522,372)	3,425,143	—	19,089,147	(32,986,792)	—	(10,472,502)
Class S2
12/31/2023	26,386	—	150,162	(288,514)	—	(111,966)	403,895	—	2,291,476	(4,361,253)	—	(1,665,882)
12/31/2022	21,231	—	201,985	(342,688)	—	(119,472)	344,971	—	2,892,423	(5,513,107)	—	(2,275,713)
T. Rowe Price Capital Appreciation
Class ADV
12/31/2023	2,100,516	—	8,318,606	(3,894,678)	—	6,524,444	49,540,144	—	192,154,436	(92,397,968)	—	149,296,612
12/31/2022	1,563,275	—	10,500,765	(4,343,343)	—	7,720,697	41,800,112	—	238,416,391	(111,868,483)	—	168,348,020
Class I
12/31/2023	4,339,619	—	7,666,806	(4,662,273)	—	7,344,152	112,103,718	—	194,300,449	(120,040,206)	—	186,363,961
12/31/2022	6,133,931	—	8,442,815	(3,408,197)	—	11,168,549	178,999,158	—	207,448,890	(93,964,163)	—	292,483,885
Class R6
12/31/2023	3,245,753	—	2,748,321	(3,343,138)	—	2,650,936	83,375,893	—	69,715,154	(86,368,811)	—	66,722,236
12/31/2022	2,142,625	—	3,076,026	(2,874,236)	—	2,344,415	59,347,637	—	75,642,708	(81,754,844)	—	53,235,501
Class S
12/31/2023	1,499,141	—	17,926,225	(20,723,186)	—	(1,297,820)	38,769,239	—	453,336,682	(534,885,176)	—	(42,779,255)
12/31/2022	1,813,408	—	22,309,280	(15,402,409)	—	8,720,279	51,653,705	—	547,342,082	(434,323,812)	—	164,671,975
Class S2
12/31/2023	147,864	—	278,607	(381,786)	—	44,685	3,814,921	—	6,949,364	(9,667,409)	—	1,096,876
12/31/2022	85,450	—	337,378	(433,403)	—	(10,575)	2,382,889	—	8,176,336	(11,788,056)	—	(1,228,831)
T. Rowe Price Equity Income
Class ADV
12/31/2023	402,163	—	483,155	(1,158,144)	—	(272,826)	3,885,148	—	4,559,298	(10,944,720)	—	(2,500,274)
12/31/2022	1,104,063	—	801,678	(749,188)	—	1,156,553	11,967,603	—	7,419,583	(7,637,893)	—	11,749,293
Class I
12/31/2023	302,011	—	501,375	(1,431,971)	—	(628,585)	2,993,988	—	4,910,460	(14,068,748)	—	(6,164,300)
12/31/2022	1,031,137	—	895,243	(1,371,622)	—	554,758	11,217,430	—	8,572,897	(14,670,129)	—	5,120,198
Class S
12/31/2023	245,216	—	1,060,813	(1,774,857)	—	(468,828)	2,481,677	—	10,576,103	(17,644,001)	—	(4,586,221)
12/31/2022	595,071	—	1,818,791	(1,749,374)	—	664,488	6,828,594	—	17,697,150	(19,137,969)	—	5,387,775
Class S2
12/31/2023	95,282	—	603,251	(924,196)	—	(225,663)	912,382	—	5,774,659	(8,894,482)	—	(2,207,441)
12/31/2022	201,086	—	1,045,669	(1,009,295)	—	237,460	2,242,508	—	9,805,856	(10,824,432)	—	1,223,932

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the ”Agreement“) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned.

The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral

49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 10 — SECURITIES LENDING (continued)

with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

CBRE Global Real Estate

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$663,961	$(663,961)	$—
Jefferies LLC	3,548	(3,548)	—
JP Morgan Securities Plc.	1,999,716	(1,999,716)	—
Nomura Securities International, Inc.	482,494	(482,494)	—
Scotia Capital (USA) Inc	582	(582)	—
Total	$3,150,301	$(3,150,301)	$—

(1)	Cash collateral with a fair value of $3,325,495 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Capital Appreciation

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BMO Capital Markets	$1,117,920	$(1,117,920)	$—
BNP Paribas	968,241	(968,241)	—
BNP Paribas Prime Brokerage Intl Ltd	1,900,962	(1,900,962)	—
BofA Securities Inc	477,425	(477,425)	—
Daiwa Capital Markets America Inc.	1,980,677	(1,980,677)	—
J.P. Morgan Securities LLC	16,926,578	(16,926,578)	—
Janney Montgomery Scott LLC	60,456	(60,456)	—
Morgan Stanley & Co. LLC	9,643,548	(9,643,548)	—
Nomura Securities International, Inc.	797,074	(797,074)	—
RBC Capital Markets, LLC	16,481	(16,481)	—
RBC Dominion Securities Inc	3,371,661	(3,371,661)	—
TD Prime Sevices LLC	6,651,511	(6,651,511)	—
TD Securities Inc	839,361	(839,361)	—
UBS Securities LLC	987,808	(987,808)	—
Wells Fargo Securities LLC	4,534,596	(4,534,596)	—
Total	$50,274,299	$(50,274,299)	$—

(1)	Cash collateral with a fair value of $51,701,622 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

T. Rowe Price Equity Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	$539,751	$(539,751)	$—
Morgan Stanley & Co. LLC	9,649,864	(9,649,864)	—
Wells Fargo Securities LLC	1,360,223	(1,360,223)	—
Total	$11,549,838	$(11,549,838)	$—

(1)	Cash collateral with a fair value of $11,845,418 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

50

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, income from passive foreign investment companies (PFICs) and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Government Liquid Assets	$45,000,362	$—	$12,799,464	$—
CBRE Global Real Estate	3,380,594	1,867,682	6,868,125	8,725,117
Invesco Growth and Income	6,909,981	25,760,808	9,856,260	49,485,751
JPMorgan Emerging Markets Equity	5,215,323	—	—	97,648,575
Morgan Stanley Global Franchise	1,277,279	25,548,938	2,051,533	31,288,399
T. Rowe Price Capital Appreciation	139,288,132	777,167,953	366,382,363	710,644,044
T. Rowe Price Equity Income	6,888,676	18,931,844	10,037,507	33,457,979

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
Government Liquid Assets	$—	$—	$—	$(175,828)	Short-term	$—	$(177,357)
				(1,529)	Long-term
				$(177,357)
CBRE Global Real Estate	5,012,618	—	18,207,351	(2,074,808)	Short-term	—	21,145,161
Invesco Growth and Income	5,911,303	38,697,049	60,363,423	—	—	—	104,971,775
JPMorgan Emerging Markets Equity	2,322,536	—	48,903,438	(13,209,622)	Short-term	(1,012,945)	21,540,527
				(15,462,880)	Long-term
				$(28,672,502)
Morgan Stanley Global Franchise	1,374,757	28,737,869	85,786,903	—	—	—	115,899,529
T. Rowe Price Capital Appreciation	48,838,061	92,947,383	772,065,299	—	—	—	913,850,743
T. Rowe Price Equity Income	1,682,799	14,915,728	70,899,100	—	—	—	87,497,627

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

51

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 11 — FEDERAL INCOME TAXES (continued)

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (”LIBOR“)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

52

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
Government Liquid Assets
Class I	$0.0043	February 1, 2024	Daily
Class S	$0.0041	February 1, 2024	Daily
Class S2	$0.0040	February 1, 2024	Daily

On November 16, 2023, the Board approved a revised non- recoupable side letter expense limit agreement with respect to JPMorgan Emerging Markets Equity. Effective January 1, 2024 through May 1, 2025, the new side letter expense limits are 1.79%, 1.19%, 1.44%, and 1.59% for Class ADV, Class I, Class S, and Class S2, respectively.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

53

Voya Government Liquid	PORTFOLIO OF INVESTMENTS
Assets Portfolio	as of December 31, 2023

			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. TREASURY OBLIGATIONS: 42.8%
	United States Treasury Bills: 27.5%
123,250,000 (1)	5.030%, 01/16/2024	$122,979,061	11.6
96,000,000 (1)	5.200%, 02/01/2024	95,564,066	9.1
24,500,000 (1)	5.340%, 03/19/2024	24,220,781	2.3
36,000,000 (1)	5.360%, 03/28/2024	35,542,119	3.4
12,250,000 (1)	5.370%, 06/13/2024	11,960,509	1.1
		290,266,536	27.5
	United States Treasury Floating Rate Notes: 15.3%
160,900,000 (2)	5.316%, 01/31/2024	160,899,074	15.3

	Total U.S. Treasury Obligations (Cost $451,165,610)	451,165,610	42.8

U.S. GOVERNMENT AGENCY DEBT: 34.6%
1,750,000	Federal Farm Credit Banks Funding Corp., 0.370%, 03/15/2024	1,732,251	0.2
6,000,000 (1)	Federal Home Loan Bank Discount Notes, 5.440%, 05/03/2024	5,891,350	0.5
700,000	Federal Home Loan Banks, 2.375%, 03/08/2024	696,089	0.1
14,500,000	Federal Home Loan Banks, 5.000%, 01/19/2024	14,495,846	1.4
16,805,000	Federal Home Loan Banks, 5.000%, 02/21/2024	16,792,953	1.6
25,500,000 (2)	Federal Home Loan Banks, 5.430%, (SOFRRATE + 0.030%), 01/08/2024	25,500,000	2.4
33,000,000 (2)	Federal Home Loan Banks, 5.440%, (SOFRRATE + 0.040%), 02/16/2024	33,000,000	3.1
12,475,000	Federal Home Loan Banks, 5.510%, 07/12/2024	12,474,496	1.2
177,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 01/26/2024	177,000,000	16.8
28,000,000 (2)	Federal Home Loan Banks 0001, 5.440%, (SOFRRATE + 0.040%), 02/01/2024	28,000,000	2.6
25,000,000 (2)	Federal Home Loan Banks 0002, 5.445%, (SOFRRATE + 0.045%), 02/05/2024	25,000,000	2.4
24,000,000 (2)	Federal Home Loan Banks 0003, 5.445%, (SOFRRATE + 0.045%), 02/02/2024	24,000,000	2.3

	Total U.S. Government Agency Debt
	(Cost $364,582,985)	364,582,985	34.6
			Percentage
Principal			of Net
Amount†		Value	Assets
U.S. TREASURY REPURCHASE AGREEMENTS: 17.6%
185,388,000	Deutsche Bank, Repurchase Agreement dated 0, 5.330%, due 01/02/2024 $185,497,791 to be received upon repurchase (Collateralized by $200,167,600, U.S. Treasury Interest, 1.50%-3.88%, Market Value plus accrued interest $189,095,801 due 8/15/26-11/30/27)	$185,388,000	17.6

	Total U.S. Treasury Repurchase Agreements
	(Cost $185,388,000)	185,388,000	17.6

			Percentage
			of Net
Shares		Value	Assets
MUTUAL FUNDS: 4.1%
	Mutual Funds: 4.1%
43,450,000	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Shares, 5.27%, 04/01/22)	43,450,000	4.1

	Total Mutual Funds
	(Cost $43,450,000)	43,450,000	4.1
	Total Investments in Securities
	(Cost $1,044,586,595)	$1,044,586,595	99.1
	Assets in Excess of Other Liabilities	9,909,319	0.9
	Net Assets	$1,054,495,914	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

 54

Voya Government Liquid	PORTFOLIO OF INVESTMENTS
Assets Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Mutual Funds	$43,450,000	$—	$—	$43,450,000
U.S. Government Agency Debt	—	364,582,985	—	364,582,985
U.S. Treasury Obligations	—	451,165,610	—	451,165,610
U.S. Treasury Repurchase Agreements	—	185,388,000	—	185,388,000
Total Investments, at fair value	$43,450,000	$1,001,136,595	$—	$1,044,586,595

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

The following table is a summary of the Fund’s treasury repurchase agreement by counterparty which is subject to offset under a MRA as of December 31, 2023:

	U.S. Treasury	Fair Value of
	Repurchase	Non-Cash Collateral
	Agreements,	Received Including
Counterparty	at fair value	Accrued Interest(1)	Net Amount
Deutsche Bank	$185,388,000	$(185,388,000)	$—
Totals	$185,388,000	$(185,388,000)	$—

(1)	Collateral with a fair value of $189,095,801 has been pledged in connection with the above treasury repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

See Accompanying Notes to Financial Statements

 55

VY® CBRE Global	PORTFOLIO OF INVESTMENTS
Real Estate Portfolio	as of December 31, 2023

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: 99.2%
	Australia: 4.2%
168,448	Goodman Group	$2,900,144	1.6
412,494	Rural Funds Group	595,754	0.3
1,568,152	Scentre Group	3,193,398	1.8
312,207	Stockland	946,809	0.5
		7,636,105	4.2
	Belgium: 1.2%
9,104	Montea NV	865,431	0.5
44,034	Warehouses De Pauw CVA	1,386,106	0.7
		2,251,537	1.2
	Canada: 2.5%
16,279	Boardwalk Real Estate Investment Trust	876,453	0.5
104,807	Chartwell Retirement Residences	927,013	0.5
12,004 (1)	Granite Real Estate Investment Trust	691,042	0.4
136,389	H&R Real Estate Investment Trust	1,019,019	0.5
55,757	InterRent Real Estate Investment Trust	556,707	0.3
34,759 (1)	RioCan Real Estate Investment Trust	488,444	0.3
		4,558,678	2.5
	Finland: 0.4%
55,210	Kojamo Oyj	724,742	0.4
	France: 2.9%
71,925	Klepierre SA	1,963,596	1.1
65,014	Mercialys SA	714,553	0.4
35,110 (2)	Unibail-Rodamco-Westfield	2,596,852	1.4
		5,275,001	2.9
	Germany: 0.6%
77,619 (2)	TAG Immobilien AG	1,128,491	0.6
	Hong Kong: 4.6%
388,544	CK Asset Holdings Ltd.	1,950,139	1.1
825,282	Link REIT	4,634,003	2.6
504,171	Wharf Real Estate Investment Co. Ltd.	1,704,340	0.9
		8,288,482	4.6
	Japan: 8.6%
312	Activia Properties, Inc.	858,955	0.5
533	AEON REIT Investment Corp.	534,156	0.3
218	Daiwa Office Investment Corp.	1,027,403	0.6
906	GLP J-Reit	901,868	0.5
2,378 (1)	Invincible Investment Corp.	1,027,814	0.6
2,414 (1)	Japan Hotel REIT Investment Corp.	1,183,446	0.6
3,046	Japan Metropolitan Fund Invest	2,198,607	1.2
1,271	Kenedix Office Investment Corp.	1,447,712	0.8
1,939	LaSalle Logiport REIT	2,087,788	1.1
55,012	Mitsui Fudosan Co. Ltd.	1,345,027	0.7
1,160	Orix JREIT, Inc.	1,368,806	0.8
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Japan (continued)
250,855	Tokyu Fudosan Holdings Corp.	$1,598,552	0.9
		15,580,134	8.6
	Luxembourg: 0.4%
13,143 (1)	Shurgard Self Storage Ltd.	651,039	0.4
	Netherlands: 0.3%
21,026	Eurocommercial Properties NV	515,605	0.3
	Singapore: 4.5%
1,562,217	CapitaLand Ascendas REIT	3,581,497	2.0
346,500	CapitaLand Integrated Commercial Trust	540,122	0.3
2,059,390	Frasers Logistics & Commercial Trust	1,792,844	1.0
1,541,000	Keppel REIT	1,084,934	0.6
951,000	Mapletree Pan Asia Commercial Trust	1,129,831	0.6
		8,129,228	4.5
	Sweden: 1.2%
14,693	Catena AB	687,968	0.4
46,989	Hufvudstaden AB - Class A	661,396	0.3
58,231	Pandox AB	870,508	0.5
		2,219,872	1.2
	Switzerland: 1.3%
17,585	PSP Swiss Property AG, Reg	2,458,539	1.3
	United Kingdom: 3.4%
228,731	Land Securities Group PLC	2,052,726	1.1
569,074	NewRiver REIT PLC	598,333	0.3
605,211	Shaftesbury Capital PLC	1,065,260	0.6
604,506	Tritax Big Box REIT PLC	1,297,199	0.7
88,179	UNITE Group PLC	1,171,324	0.7
		6,184,842	3.4
	United States: 63.1%
43,557	Acadia Realty Trust	740,033	0.4
34,002	Alexandria Real Estate Equities, Inc.	4,310,434	2.4
62,969	Apartment Income REIT Corp.	2,186,913	1.2
35,964	AvalonBay Communities, Inc.	6,733,180	3.7
103,278	Brixmor Property Group, Inc.	2,403,279	1.3
77,885	Broadstone Net Lease, Inc.	1,341,180	0.7
18,635	Camden Property Trust	1,850,269	1.0
91,626	CubeSmart	4,246,865	2.3
55,798	Empire State Realty Trust, Inc. - Class A	540,683	0.3
10,300	Equinix, Inc.	8,295,517	4.6
13,768	Essex Property Trust, Inc.	3,413,638	1.9
37,165	Four Corners Property Trust, Inc.	940,275	0.5
108,379	Healthpeak Properties, Inc.	2,145,904	1.2
9,951	Hilton Worldwide Holdings, Inc.	1,811,978	1.0
144,554	Host Hotels & Resorts, Inc.	2,814,466	1.5
91,505	Invitation Homes, Inc.	3,121,236	1.7

See Accompanying Notes to Financial Statements

 56

VY® CBRE Global	PORTFOLIO OF INVESTMENTS
Real Estate Portfolio	as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	United States (continued)
30,572	Kilroy Realty Corp.	$1,217,988	0.7
116,238	Macerich Co.	1,793,552	1.0
7,236	Marriott International, Inc. - Class A	1,631,790	0.9
39,869	National Retail Properties, Inc.	1,718,354	0.9
93,993	Park Hotels & Resorts, Inc.	1,438,093	0.8
47,079	Prologis, Inc.	6,275,631	3.4
37,910	Public Storage	11,562,550	6.4
76,538	Realty Income Corp.	4,394,812	2.4
87,354	Rexford Industrial Realty, Inc.	4,900,559	2.7
7,121	SBA Communications Corp.	1,806,526	1.0
85,150	Simon Property Group, Inc.	12,145,796	6.7
62,530	Spirit Realty Capital, Inc.	2,731,936	1.5
41,323	Tanger Factory Outlet Centers, Inc.	1,145,474	0.6
57,898	Ventas, Inc.	2,885,636	1.6
33,286	VICI Properties, Inc.	1,061,158	0.6
52,033	Vornado Realty Trust	1,469,932	0.8
108,157	Welltower, Inc.	9,752,517	5.4
		114,828,154	63.1
	Total Common Stock
	(Cost $153,423,890)	180,430,449	99.2
	Total Long-Term Investments
	(Cost $153,423,890)	180,430,449	99.2

			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: 2.2%
	Repurchase Agreements: 1.8%
1,000,000 (3)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 08/15/27-10/20/53)	1,000,000	0.5
325,495 (3)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $325,685, collateralized by various U.S. Government/ U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $332,005, due 12/01/29-12/01/53)	325,495	0.2
			Percentage
Principal			of Net
Amount†		Value	Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (3)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,000,585, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%-6.000%, Market Value plus accrued interest $1,020,211, due 03/08/27-01/01/59)	$1,000,000	0.6
1,000,000 (3)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,000,586, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $1,020,000, due 07/01/37-01/01/54)	1,000,000	0.5
	Total Repurchase Agreements
	(Cost $3,325,495)	3,325,495	1.8
			Percentage
			of Net
Shares		Value	Assets
	Mutual Funds: 0.4%
654,595 (4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260%
	(Cost $654,595)	$654,595	0.4

	Total Short-Term Investments
	(Cost $3,980,090)	3,980,090	2.2
	Total Investments in Securities
	(Cost $157,403,980)	$184,410,539	101.4
	Liabilities in Excess of Other Assets	(2,590,460)	(1.4)
	Net Assets	$181,820,079	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

 57

VY® CBRE Global	PORTFOLIO OF INVESTMENTS
Real Estate Portfolio	as of December 31, 2023 (continued)

Percentage
REIT Diversification	of Net Assets
Retail REITs	26.0%
Industrial REITs	14.7
Multi-Family Residential REITs	10.9
Self-Storage REITs	8.7
Health Care REITs	8.1
Office REITs	6.6
Specialized REITs	6.1
Real Estate Operating Companies	4.9
Diversified REITs	3.7
Hotel & Resort REITs	3.6
Hotels, Resorts & Cruise Lines	1.9
Diversified Real Estate Activities	1.6
Real Estate Development	1.1
Other Specialized REITs	0.8
Health Care Facilities	0.5
Assets in Excess of Other Liabilities*	0.8
Net Assets	100.0%

*	Includes short-term investments.

See Accompanying Notes to Financial Statements

 58

VY® CBRE Global	PORTFOLIO OF INVESTMENTS
Real Estate Portfolio	as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$7,636,105	$—	$7,636,105
Belgium	—	2,251,537	—	2,251,537
Canada	—	4,558,678	—	4,558,678
Finland	—	724,742	—	724,742
France	—	5,275,001	—	5,275,001
Germany	—	1,128,491	—	1,128,491
Hong Kong	—	8,288,482	—	8,288,482
Japan	—	15,580,134	—	15,580,134
Luxembourg	—	651,039	—	651,039
Netherlands	—	515,605	—	515,605
Singapore	—	8,129,228	—	8,129,228
Sweden	—	2,219,872	—	2,219,872
Switzerland	—	2,458,539	—	2,458,539
United Kingdom	—	6,184,842	—	6,184,842
United States	114,828,154	—	—	114,828,154
Total Common Stock	114,828,154	65,602,295	—	180,430,449
Short-Term Investments	654,595	3,325,495	—	3,980,090
Total Investments, at fair value	$115,482,749	$68,927,790	$—	$184,410,539
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(22)	$—	$(22)
Total Liabilities	$—	$(22)	$—	$(22)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® CBRE Global Real Estate Portfolio:

						Unrealized
						Appreciation
Currency Purchased		Currency Sold		Counterparty	Settlement Date	(Depreciation)
JPY	12,617,055	USD	89,504	Brown Brothers Harriman & Co.	01/04/24	$(22)
						$(22)

Currency Abbreviations:

JPY	—	Japanese Yen
USD	—	United States Dollar

See Accompanying Notes to Financial Statements

 59

VY® CBRE Global	PORTFOLIO OF INVESTMENTS
Real Estate Portfolio	as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$22
Total Liability Derivatives		$22

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Forward
foreign
currency
Derivatives not accounted for as hedging instruments	contracts
Foreign exchange contracts	$(16,248)
Total	$(16,248)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Forward
foreign
currency
Derivatives not accounted for as hedging instruments	contracts
Foreign exchange contracts	$(22)
Total	$(22)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Brown
	Brothers
	Harriman &	Total
	Co.
Liabilities:
Forward foreign currency contracts	$22	$22
Total Liabilities	$22	$22
Net OTC derivative instruments by counterparty, at fair value	$(22)	$(22)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—
Net Exposure(1)	$(22)	$(22)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $166,195,762.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$25,119,661
Gross Unrealized Depreciation	(6,912,310)
Net Unrealized Appreciation	$18,207,351

See Accompanying Notes to Financial Statements

 60

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.0%
	Communication Services: 7.9%
62,498 (1)	Alphabet, Inc. - Class A	$8,730,346	2.3
10,786 (1)	Charter Communications, Inc. - Class A	4,192,303	1.1
80,819	Comcast Corp. - Class A	3,543,913	0.9
9,951 (1)	Meta Platforms, Inc. - Class A	3,522,256	0.9
37,325	T-Mobile US, Inc.	5,984,317	1.6
48,767	Walt Disney Co.	4,403,172	1.1
		30,376,307	7.9
	Consumer Discretionary: 5.8%
51,380 (1)	Amazon.com, Inc.	7,806,677	2.0
114,851	General Motors Co.	4,125,448	1.1
25,655	Genuine Parts Co.	3,553,218	0.9
75,911	Las Vegas Sands Corp.	3,735,580	1.0
33,071	TJX Cos., Inc.	3,102,391	0.8
		22,323,314	5.8
	Consumer Staples: 5.0%
113,773	Kraft Heinz Co.	4,207,326	1.1
70,731	Philip Morris International, Inc.	6,654,372	1.7
67,009	Sysco Corp.	4,900,368	1.3
76,163 (1)	US Foods Holding Corp.	3,458,562	0.9
		19,220,628	5.0
	Energy: 8.5%
32,877	Chevron Corp.	4,903,933	1.3
80,988	ConocoPhillips	9,400,277	2.5
77,294	Exxon Mobil Corp.	7,727,854	2.0
30,012	Phillips 66	3,995,798	1.0
106,676	Shell PLC	3,491,938	0.9
97,578	Suncor Energy, Inc.	3,126,060	0.8
		32,645,860	8.5
	Financials: 21.6%
28,312	Allstate Corp.	3,963,114	1.0
17,322	American Express Co.	3,245,103	0.9
122,024	American International Group, Inc.	8,267,126	2.2
352,742	Bank of America Corp.	11,876,823	3.1
74,778	Charles Schwab Corp.	5,144,726	1.3
93,438	Citizens Financial Group, Inc.	3,096,535	0.8
46,248 (1)	Fiserv, Inc.	6,143,584	1.6
18,300	Goldman Sachs Group, Inc.	7,059,591	1.9
69,662	KKR & Co., Inc.	5,771,497	1.5
40,330	PNC Financial Services Group, Inc.	6,245,101	1.6
312,495	Wells Fargo & Co.	15,381,004	4.0
26,323	Willis Towers Watson PLC	6,349,108	1.7
		82,543,312	21.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: 15.5%
103,965	Bristol-Myers Squibb Co.	$5,334,444	1.4
78,493 (1)	Centene Corp.	5,824,966	1.5
16,081	Cigna Group	4,815,455	1.3
68,802	CVS Health Corp.	5,432,606	1.4
6,338	Elevance Health, Inc.	2,988,747	0.8
41,440	GE HealthCare Technologies, Inc.	3,204,141	0.9
167,062	GSK PLC	3,085,499	0.8
47,149	Johnson & Johnson	7,390,134	1.9
79,799	Medtronic PLC	6,573,842	1.7
36,309	Merck & Co., Inc.	3,958,407	1.1
104,112	Pfizer, Inc.	2,997,384	0.8
47,492	Sanofi	4,719,401	1.2
18,263	Universal Health Services, Inc. - Class B	2,784,012	0.7
		59,109,038	15.5
	Industrials: 13.1%
140,342	CSX Corp.	4,865,657	1.3
37,466	Emerson Electric Co.	3,646,566	1.0
17,650	FedEx Corp.	4,464,920	1.2
37,537	Ferguson PLC	7,247,269	1.9
15,921	JB Hunt Transport Services, Inc.	3,180,061	0.8
122,297	Johnson Controls International PLC	7,049,199	1.8
14,146	Parker-Hannifin Corp.	6,517,062	1.7
66,043	Raytheon Technologies Corp.	5,556,858	1.5
34,328	Stanley Black & Decker, Inc.	3,367,577	0.9
49,384	Textron, Inc.	3,971,461	1.0
		49,866,630	13.1
	Information Technology: 11.5%
126,461	Cisco Systems, Inc.	6,388,810	1.7
69,657	Cognizant Technology Solutions Corp. - Class A	5,261,193	1.4
135,575	Intel Corp.	6,812,644	1.8
5,284	Lam Research Corp.	4,138,746	1.1
46,980	Micron Technology, Inc.	4,009,273	1.0
17,619	NXP Semiconductors NV	4,046,732	1.0
47,915	Oracle Corp.	5,051,679	1.3
17,017 (1)	Salesforce, Inc.	4,477,853	1.2
26,724	TE Connectivity Ltd.	3,754,722	1.0
		43,941,652	11.5
	Materials: 3.3%
164,465	Barrick Gold Corp.	2,975,172	0.8
62,119	Corteva, Inc.	2,976,742	0.8
48,341	DuPont de Nemours, Inc.	3,718,873	1.0
18,816	PPG Industries, Inc.	2,813,933	0.7
		12,484,720	3.3

See Accompanying Notes to Financial Statements

61

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: 3.0%
122,719 (1)	CBRE Group, Inc. - Class A	$11,423,912	3.0

	Utilities: 2.8%
46,325	American Electric Power Co., Inc.	3,762,516	1.0
86,885	FirstEnergy Corp.	3,185,204	0.8
140,447	PPL Corp.	3,806,114	1.0
		10,753,834	2.8
	Total Common Stock (Cost $313,391,847)	374,689,207	98.0

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.0%
	Mutual Funds: 2.0%
7,452,012 (2)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $7,452,012)	$7,452,012	2.0
	Total Short-Term Investments (Cost $7,452,012)	7,452,012	2.0
	Total Investments in Securities (Cost $320,843,859)	$382,141,219	100.0
	Liabilities in Excess of Other Assets	(39,948)	0.0
	Net Assets	$382,101,271	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

62

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$30,376,307	$—	$—	$30,376,307
Consumer Discretionary	22,323,314	—	—	22,323,314
Consumer Staples	19,220,628	—	—	19,220,628
Energy	29,153,922	3,491,938	—	32,645,860
Financials	82,543,312	—	—	82,543,312
Health Care	51,304,138	7,804,900	—	59,109,038
Industrials	49,866,630	—	—	49,866,630
Information Technology	43,941,652	—	—	43,941,652
Materials	12,484,720	—	—	12,484,720
Real Estate	11,423,912	—	—	11,423,912
Utilities	10,753,834	—	—	10,753,834
Total Common Stock	363,392,369	11,296,838	—	374,689,207
Short-Term Investments	7,452,012	—	—	7,452,012
Total Investments, at fair value	$370,844,381	$11,296,838	$—	$382,141,219
Other Financial Instruments+
Forward Foreign Currency Contracts	—	29,001	—	29,001
Total Assets	$370,844,381	$11,325,839	$—	$382,170,220
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(118,612)	$—	$(118,612)
Total Liabilities	$—	$(118,612)	$—	$(118,612)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® Invesco Growth and Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,865,346	USD	4,919,039	State Street Bank and Trust Co.	01/05/24	$8,006
CAD	177,505	USD	130,651	State Street Bank and Trust Co.	01/05/24	3,316
CAD	73,961	USD	54,429	State Street Bank and Trust Co.	01/05/24	1,391
GBP	72,977	USD	91,660	State Street Bank and Trust Co.	01/05/24	1,362
CAD	81,464	USD	60,166	State Street Bank and Trust Co.	01/05/24	1,316
EUR	46,335	USD	49,939	State Street Bank and Trust Co.	01/05/24	1,218
CAD	54,731	USD	40,277	State Street Bank and Trust Co.	01/05/24	1,030
EUR	64,487	USD	70,294	State Street Bank and Trust Co.	01/05/24	906
CAD	63,606	USD	47,112	State Street Bank and Trust Co.	01/05/24	893
USD	15,718	EUR	14,289	State Street Bank and Trust Co.	01/05/24	(59)
CAD	59,617	USD	45,156	State Street Bank and Trust Co.	01/05/24	(162)
USD	54,285	EUR	49,316	State Street Bank and Trust Co.	01/05/24	(164)
USD	49,892	CAD	66,564	State Street Bank and Trust Co.	01/05/24	(345)
USD	42,617	CAD	56,949	State Street Bank and Trust Co.	01/05/24	(364)
USD	50,782	CAD	68,045	State Street Bank and Trust Co.	01/05/24	(573)
USD	38,169	CAD	51,772	State Street Bank and Trust Co.	01/05/24	(904)
USD	49,389	CAD	67,002	State Street Bank and Trust Co.	01/05/24	(1,179)

See Accompanying Notes to Financial Statements

63

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	105,000	EUR	97,192	State Street Bank and Trust Co.	01/05/24	$(2,309)
EUR	3,209,852	USD	3,548,652	State Street Bank and Trust Co.	01/05/24	(4,685)
CAD	3,107,372	USD	2,350,419	State Street Bank and Trust Co.	01/05/24	(5,219)
USD	2,351,433	CAD	3,107,372	State Street Bank and Trust Co.	02/05/24	5,182
USD	3,553,002	EUR	3,209,852	State Street Bank and Trust Co.	02/05/24	4,381
USD	4,919,793	GBP	3,865,346	State Street Bank and Trust Co.	02/05/24	(8,136)
USD	3,475,985	EUR	3,159,877	The Bank of New York Mellon	01/05/24	(12,805)
USD	4,997,023	GBP	3,938,323	The Bank of New York Mellon	01/05/24	(23,044)
USD	2,437,897	CAD	3,307,924	The Bank of New York Mellon	01/05/24	(58,664)
						$(89,611)

Currency Abbreviations:			Currency Abbreviations:
CAD	—	Canadian Dollar	USD	—	United States Dollar
EUR	—	EU Euro
GBP	—	British Pound

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$29,001
Total Asset Derivatives		$29,001
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$118,612
Total Liability Derivatives		$118,612

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$12,092
Total	$12,092

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Forward foreign currency contracts
Foreign exchange contracts	$(227,957)
Total	$(227,957)

See Accompanying Notes to Financial Statements

64

VY® Invesco Growth and Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	State Street Bank and Trust Co.	The Bank of New York Mellon	Total
Assets:
Forward foreign currency contracts	$29,001	$—	$29,001
Total Assets	$29,001	$—	$29,001
Liabilities:
Forward foreign currency contracts	$24,099	$94,513	$118,612
Total Liabilities	$24,099	$94,513	$118,612
Net OTC derivative instruments by counterparty, at fair value	$4,902	$(94,513)	$(89,611)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$–
Net Exposure(1)	$4,902	$(94,513)	$(89,611)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $321,763,734.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$69,970,804
Gross Unrealized Depreciation	(9,607,381)
Net Unrealized Appreciation	$60,363,423

See Accompanying Notes to Financial Statements

65

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.5%
	Brazil: 7.7%
644,001	Itau Unibanco Holding SA, ADR	$4,475,807	1.5
817,153 (1)	NU Holdings Ltd./Cayman Islands - Class A	6,806,884	2.3
246,128	Petroleo Brasileiro SA, ADR	3,760,836	1.3
602,635	Raia Drogasil SA	3,647,371	1.2
533,606	WEG SA	4,054,553	1.4
		22,745,451	7.7
	China: 21.5%
54,264	Alibaba Group Holding Ltd., ADR	4,206,003	1.4
68,600	Contemporary Amperex Technology Co. Ltd. - Class A	1,579,211	0.5
394,769	Fuyao Glass Industry Group Co. Ltd. - Class A	2,080,733	0.7
107,314	JD.com, Inc. - Class A	1,549,946	0.5
341,787	Jiangsu Hengli Hydraulic Co. Ltd. - Class A	2,635,798	0.9
17,500	Kweichow Moutai Co. Ltd. - Class A	4,259,888	1.5
491,300	Midea Group Co. Ltd. - Class A	3,785,541	1.3
218,865	NetEase, Inc.	3,948,673	1.4
2,915	NetEase, Inc., ADR	271,561	0.1
101,721	Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - Class A	4,171,053	1.4
372,200	Shenzhou International Group Holdings Ltd.	3,818,347	1.3
112,000	Silergy Corp.	1,817,862	0.6
331,000	Tencent Holdings Ltd.	12,496,863	4.2
304,394	Wanhua Chemical Group Co. Ltd. - Class A	3,299,381	1.1
184,800	Wuliangye Yibin Co. Ltd. - Class A	3,658,183	1.3
429,000	WuXi AppTec Co. Ltd. - Class A	4,402,529	1.5
256,500 (1)(2)	Wuxi Biologics Cayman, Inc.	970,148	0.3
106,888	Yum China Holdings, Inc.	4,535,258	1.5
		63,486,978	21.5
	Hong Kong: 3.8%
623,200	AIA Group Ltd.	5,423,637	1.8
729,200 (2)	Budweiser Brewing Co. APAC Ltd.	1,367,032	0.5
59,618	Prudential PLC	672,651	0.2
318,000	Techtronic Industries Co. Ltd.	3,788,999	1.3
		11,252,319	3.8
	India: 16.9%
23,549	Apollo Hospitals Enterprise Ltd.	1,613,207	0.6
53,519	Asian Paints Ltd.	2,187,138	0.7
310,280	Bharti Airtel Ltd.	3,846,563	1.3
33,601	Britannia Industries Ltd.	2,154,972	0.7
386,645	HDFC Bank Ltd.	7,916,951	2.7
133,893	HDFC Bank Ltd., ADR	8,985,559	3.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
201,696 (2)	HDFC Life Insurance Co. Ltd.	$1,567,208	0.5
96,213	Hindustan Unilever Ltd.	3,078,560	1.1
109,510	Infosys Ltd.	2,027,083	0.7
112,295	Infosys Ltd. - Foreign, ADR	2,063,982	0.7
503,612	ITC Ltd.	2,795,426	1.0
197,610	Kotak Mahindra Bank Ltd.	4,527,750	1.5
79,577	Tata Consultancy Services Ltd.	3,624,247	1.2
27,726	UltraTech Cement Ltd.	3,497,669	1.2
		49,886,315	16.9
	Indonesia: 3.6%
8,193,400	Bank Central Asia Tbk PT	5,003,706	1.7
15,189,251	Bank Rakyat Indonesia Persero Tbk PT	5,645,357	1.9
		10,649,063	3.6
	Macao: 1.0%
1,054,000 (1)	Sands China Ltd.	3,085,022	1.0

	Mexico: 6.0%
26,891	Fomento Economico Mexicano SAB de CV - Foreign, ADR	3,505,242	1.2
515,827	Grupo Financiero Banorte SAB de CV - Class O	5,197,456	1.7
514,753	Grupo Mexico SAB de CV	2,860,985	1.0
1,491,070	Wal-Mart de Mexico SAB de CV	6,268,623	2.1
		17,832,306	6.0
	Panama: 1.4%
39,627	Copa Holdings SA - Class A	4,212,746	1.4

	Portugal: 1.6%
179,303	Jeronimo Martins SGPS SA	4,563,347	1.6

	South Africa: 4.8%
149,346	Bid Corp. Ltd.	3,483,311	1.2
36,076	Capitec Bank Holdings Ltd.	4,025,189	1.4
1,032,104	FirstRand Ltd.	4,140,788	1.4
167,571	Shoprite Holdings Ltd.	2,519,634	0.8
		14,168,922	4.8
	South Korea: 9.5%
58,055	Kia Corp.	4,489,585	1.5
336,904	Samsung Electronics Co. Ltd.	20,449,009	6.9
28,602	SK Hynix, Inc.	3,121,564	1.1
		28,060,158	9.5
	Spain: 1.6%
507,764	Banco Bilbao Vizcaya Argentaria SA	4,627,884	1.6

	Taiwan: 13.0%
691,141	Chailease Holding Co. Ltd.	4,342,955	1.5
315,000	Delta Electronics, Inc.	3,212,506	1.1
40,000	MediaTek, Inc.	1,320,796	0.5
139,000	Realtek Semiconductor Corp.	2,131,555	0.7
907,223	Taiwan Semiconductor Manufacturing Co. Ltd.	17,392,873	5.9

See Accompanying Notes to Financial Statements

66

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
95,081	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	$9,888,424	3.3
		38,289,109	13.0
	Turkey: 1.2%
920,687	Aselsan Elektronik Sanayi Ve Ticaret AS	1,405,302	0.5
218,618	BIM Birlesik Magazalar AS	2,229,700	0.7
		3,635,002	1.2
	United States: 2.8%
7,317 (1)	EPAM Systems, Inc.	2,175,637	0.7
15,837	Estee Lauder Cos., Inc. - Class A	2,316,161	0.8
28,245	Las Vegas Sands Corp.	1,389,936	0.5
3,719	Monolithic Power Systems, Inc.	2,345,871	0.8
		8,227,605	2.8
	Uruguay: 3.1%
9,066 (1)	Globant SA	2,157,526	0.7
4,481 (1)	MercadoLibre, Inc.	7,042,071	2.4
		9,199,597	3.1
	Total Common Stock (Cost $242,619,437)	293,921,824	99.5
	Total Long-Term Investments (Cost $242,619,437)	293,921,824	99.5

SHORT-TERM INVESTMENTS: 0.4%
	Mutual Funds: 0.4%
1,245,656 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $1,245,656)	$1,245,656	0.4

	Total Short-Term Investments (Cost $1,245,656)	1,245,656	0.4
	Total Investments in Securities (Cost $243,865,093)	$295,167,480	99.9
	Assets in Excess of Other Liabilities	387,915	0.1
	Net Assets	$295,555,395	100.0

ADR	American Depositary Receipt

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification

as of December 31, 2023

(as a percentage of net assets)

Information Technology	24.9%
Financials	24.8%
Consumer Staples	15.5%
Consumer Discretionary	12.2%
Communication Services	7.0%
Industrials	6.0%
Materials	4.0%
Health Care	3.8%
Energy	1.3%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%

*	Includes short-term investments.

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

67

VY® JPMorgan Emerging Markets Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Brazil	$22,745,451	$—	$—	$22,745,451
China	9,012,822	54,474,156	—	63,486,978
Hong Kong	—	11,252,319	—	11,252,319
India	11,049,541	38,836,774	—	49,886,315
Indonesia	—	10,649,063	—	10,649,063
Macao	—	3,085,022	—	3,085,022
Mexico	17,832,306	—	—	17,832,306
Panama	4,212,746	—	—	4,212,746
Portugal	—	4,563,347	—	4,563,347
South Africa	6,002,945	8,165,977	—	14,168,922
South Korea	—	28,060,158	—	28,060,158
Spain	—	4,627,884	—	4,627,884
Taiwan	9,888,424	28,400,685	—	38,289,109
Turkey	1,405,302	2,229,700	—	3,635,002
United States	8,227,605	—	—	8,227,605
Uruguay	9,199,597	—	—	9,199,597
Total Common Stock	99,576,739	194,345,085	—	293,921,824
Short-Term Investments	1,245,656	—	—	1,245,656
Total Investments, at fair value	$100,822,395	$194,345,085	$—	$295,167,480

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $247,990,105.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$68,415,893
Gross Unrealized Depreciation	(19,512,455)
Net Unrealized Appreciation	$48,903,438

See Accompanying Notes to Financial Statements

68

VY® Morgan Stanley Global Franchise Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	France: 6.1%
13,546	L’Oreal SA	$6,752,677	2.1
5,767	LVMH Moet Hennessy Louis Vuitton SE	4,685,892	1.5
45,498	Pernod Ricard SA	8,040,473	2.5
		19,479,042	6.1
	Germany: 5.9%
121,736	SAP SE	18,737,762	5.9
	Ireland: 7.7%
54,159	Accenture PLC - Class A	19,004,935	6.0
137,730	Experian PLC	5,618,735	1.7
		24,623,670	7.7
	Italy: 0.3%
88,771	Davide Campari-Milano NV	1,002,464	0.3

	Netherlands: 3.4%
83,653	Heineken NV	8,499,083	2.6
87,026	Universal Music Group NV	2,484,338	0.8
		10,983,421	3.4
	United Kingdom: 8.0%
200,207	Reckitt Benckiser Group PLC	13,814,950	4.4
291,777	RELX PLC	11,572,734	3.6
		25,387,684	8.0
	United States: 67.0%
97,767	Abbott Laboratories	10,761,214	3.4
26,505	Aon PLC - Class A	7,713,485	2.4
26,085	Arthur J Gallagher & Co.	5,865,995	1.8
32,083	Automatic Data Processing, Inc.	7,474,377	2.3
47,288	Becton Dickinson and Co.	11,530,233	3.6
23,610	Broadridge Financial Solutions, Inc.	4,857,757	1.5
28,817	CDW Corp.	6,550,680	2.1
117,163	Coca-Cola Co.	6,904,416	2.2
55,602	Danaher Corp.	12,862,967	4.0
28,584	Equifax, Inc.	7,068,537	2.2
3,978	FactSet Research Systems, Inc.	1,897,705	0.6
105,866	Intercontinental Exchange, Inc.	13,596,370	4.3
9,656	Jack Henry & Associates, Inc.	1,577,887	0.5
67,698	Microsoft Corp.	25,457,156	8.0
12,238	Moody's Corp.	4,779,673	1.5
18,217	NIKE, Inc. - Class B	1,977,820	0.6
60,580	Otis Worldwide Corp.	5,420,093	1.7
205,676	Philip Morris International, Inc.	19,349,998	6.1
53,699	Procter & Gamble Co.	7,869,051	2.5
15,756	Roper Technologies, Inc.	8,589,699	2.7
19,226	STERIS PLC	4,226,836	1.3
26,580	Thermo Fisher Scientific, Inc.	14,108,398	4.4
18,534	Veralto Corp.	1,524,607	0.5
69,564	Visa, Inc. - Class A	18,110,987	5.7
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United States (continued)
16,887	Zoetis, Inc.	$3,332,987	1.1
		213,408,928	67.0
	Total Common Stock (Cost $226,872,734)	313,622,971	98.4
	Total Long-Term Investments (Cost $226,872,734)	313,622,971	98.4

SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
4,359,100 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $4,359,100)	$4,359,100	1.4
	Total Short-Term Investments (Cost $4,359,100)	4,359,100	1.4
	Total Investments in Securities (Cost $231,231,834)	$317,982,071	99.8
	Assets in Excess of Other Liabilities	651,066	0.2
	Net Assets	$318,633,137	100.0

(1)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Information Technology	32.3%
Consumer Staples	22.7
Health Care	17.8
Industrials	12.1
Financials	10.6
Consumer Discretionary	2.1
Communication Services	0.8
Short-Term Investments	1.4
Assets in Excess of Other Liabilities	0.2
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

69

VY® Morgan Stanley Global Franchise Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
France	$—	$19,479,042	$—	$19,479,042
Germany	—	18,737,762	—	18,737,762
Ireland	19,004,935	5,618,735	—	24,623,670
Italy	—	1,002,464	—	1,002,464
Netherlands	—	10,983,421	—	10,983,421
United Kingdom	—	25,387,684	—	25,387,684
United States	213,408,928	—	—	213,408,928
Total Common Stock	232,413,863	81,209,108	—	313,622,971
Short-Term Investments	4,359,100	—	—	4,359,100
Total Investments, at fair value	$236,772,963	$81,209,108	$—	$317,982,071

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $233,332,881.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$91,301,959
Gross Unrealized Depreciation	(5,515,056)
Net Unrealized Appreciation	$85,786,903

See Accompanying Notes to Financial Statements

70

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 61.7%
	Communication Services: 4.1%
1,742,963 (1)	Alphabet, Inc. - Class A	$243,474,501	3.0
254,353 (1)	Meta Platforms, Inc. - Class A	90,030,788	1.1
		333,505,289	4.1
	Consumer Discretionary: 4.9%
1,265,280 (1)(2)	Amazon.com, Inc.	192,246,643	2.4
264,217 (2)	Hilton Worldwide Holdings, Inc.	48,111,274	0.6
655,857 (1)(3)	Mobileye Global, Inc. - Class A	28,411,725	0.3
997,106	Yum! Brands, Inc.	130,281,870	1.6
		399,051,512	4.9
	Consumer Staples: 0.5%
1,312,359	Keurig Dr Pepper, Inc.	43,727,802	0.5

	Energy: 1.8%
1,400,517 (3)	Canadian Natural Resources Ltd.	91,761,874	1.1
587,400	Chesapeake Energy Corp.	45,194,556	0.6
86,654	EOG Resources, Inc.	10,480,801	0.1
		147,437,231	1.8
	Financials: 4.3%
171,200	Goldman Sachs Group, Inc.	66,043,824	0.8
609,595	Intercontinental Exchange, Inc.	78,290,286	1.0
811,107	KKR & Co., Inc.	67,200,215	0.8
214,408 (2)	Marsh & McLennan Cos., Inc.	40,623,884	0.5
297,600	Morgan Stanley	27,751,200	0.3
340,032	PNC Financial Services Group, Inc.	52,653,955	0.7
44,550 (2)	S&P Global, Inc.	19,625,166	0.2
		352,188,530	4.3
	Health Care: 12.4%
451,218	AbbVie, Inc.	69,925,254	0.9
1,120,146 (1)	Avantor, Inc.	25,572,933	0.3
685,665	Becton Dickinson and Co.	167,185,697	2.1
323,506 (1)	Biogen, Inc.	83,713,648	1.0
409,530	Danaher Corp.	94,740,670	1.2
103,700	Eli Lilly & Co.	60,448,804	0.7
682,870	GE Healthcare, Inc.	52,799,508	0.6
17,100	Humana, Inc.	7,828,551	0.1
50,062 (1)	Karuna Therapeutics, Inc.	15,845,124	0.2
1,442,619	PerkinElmer, Inc.	157,692,683	1.9
86,220 (2)	Stryker Corp.	25,819,441	0.3
166,530	Teleflex, Inc.	41,522,590	0.5
394,713	UnitedHealth Group, Inc.	207,804,553	2.6
		1,010,899,456	12.4
	Industrials: 9.7%
371,048	AMETEK, Inc.	61,182,105	0.8
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
11,660,346 (1)(3)	Aurora Innovation, Inc.	$50,955,712	0.6
93,220	Equifax, Inc.	23,052,374	0.3
2,300,873	Fortive Corp.	169,413,279	2.1
124,802	General Electric Co.	15,928,479	0.2
1,445,623	Ingersoll Rand, Inc.	111,804,483	1.4
89,077	Republic Services, Inc.	14,689,688	0.2
918,582	RTX Corp.	77,289,490	0.9
1,339,674	Veralto Corp.	110,201,583	1.4
1,003,827	Waste Connections, Inc.	149,841,256	1.8
		784,358,449	9.7
	Information Technology: 17.5%
250,271	Analog Devices, Inc.	49,693,810	0.6
789,293	Apple, Inc.	151,962,581	1.9
159,512	Intuit, Inc.	99,699,785	1.2
230,039	Mastercard, Inc. - Class A	98,113,934	1.2
1,082,388 (2)	Microsoft Corp.	407,021,184	5.0
245,300	NVIDIA Corp.	121,477,466	1.5
194,402	NXP Semiconductors NV	44,650,251	0.6
379,721 (1)	PTC, Inc.	66,435,986	0.8
179,414	Roper Technologies, Inc.	97,811,130	1.2
348,193 (1)	Salesforce, Inc.	91,623,506	1.1
208,198 (1)	Teledyne Technologies, Inc.	92,916,686	1.2
377,512	Visa, Inc. - Class A	98,285,249	1.2
		1,419,691,568	17.5
	Materials: 0.9%
183,410	Linde PLC	75,328,321	0.9

	Real Estate: 0.3%
91,883	SBA Communications Corp.	23,309,798	0.3

	Utilities: 5.3%
1,376,480	Ameren Corp.	99,574,563	1.2
2,297,198	CenterPoint Energy, Inc.	65,630,947	0.8
563,633	DTE Energy Co.	62,146,175	0.8
315,701	Essential Utilities, Inc.	11,791,432	0.1
2,615,666	Exelon Corp.	93,902,409	1.2
1,545,223	Xcel Energy, Inc.	95,664,756	1.2
		428,710,282	5.3
	Total Common Stock (Cost $4,202,692,704)	5,018,208,238	61.7
PREFERRED STOCK: 0.6%
	Consumer Discretionary: 0.3%
413,251 (4)(5)	Waymo LLC., Series A-2	23,575,970	0.3

	Financials: 0.0%
19,131 (3)(6)	Charles Schwab Corp.	480,188	0.0

	Utilities: 0.3%
319,402 (6)	CMS Energy Corp. 10/15/2078	7,905,199	0.1

See Accompanying Notes to Financial Statements

71

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Utilities: (continued)
234,703 (6)	CMS Energy Corp. 3/1/2079	$5,860,534	0.1
101,232 (6)(7)	NiSource, Inc.	2,526,751	0.0
200,415 (6)(7)	SCE Trust IV	4,409,130	0.1
		20,701,614	0.3
	Total Preferred Stock (Cost $57,356,781)	44,757,772	0.6

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 11.3%
	United States Treasury Notes: 11.3%
376,400,000	3.375%, 05/15/2033	361,344,000	4.4
100,557,700	3.500%, 02/15/2033	97,556,681	1.2
256,104,900	3.875%, 08/15/2033	255,864,802	3.2
192,172,900	4.500%, 11/15/2033	201,811,572	2.5
		916,577,055	11.3
	Total U.S. Treasury Obligations (Cost $890,752,469)	916,577,055	11.3
BANK LOANS: 10.5%
	Aerospace & Defense: 0.1%
11,233,576	SkyMiles IP Ltd. (Delta Air Lines, Inc.), Initial Term Loan, 9.076%, (US0003M +3.750%), 10/20/2027	11,520,662	0.1

	Communications: 0.2%
8,283,890	Charter Communications Operating, LLC, Term B-2 Loan, 7.133%, (TSFR1M+3.250%), 02/01/2027	8,290,476	0.1
10,689,886	SBA Senior Finance II LLC, Initial Term Loan, 7.210%, (TSFR3M+1.750%), 04/11/2025	10,716,610	0.1
		19,007,086	0.2
	Consumer, Cyclical: 0.7%
21,605,913	Hilton Worldwide, Series B-3 Term Loan, 7.207%, (TSFR1M+1.750%), 06/21/2028	21,663,795	0.3
32,743,336	Mileage Plus Holdings LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan, 10.770%, (US0003M +5.250%), 06/21/2027	33,916,628	0.4
		55,580,423	0.7
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Consumer, Non-cyclical: 1.4%
10,129,531	ADMI Corp., Amendment No. 4 Refinancing Term Loan, 8.838%, (TSFR1M+3.375%), 02/14/2025	$9,580,845	0.1
23,181,738	ADMI Corp., Amendment No. 5 Incremental Term Loan, 9.213%, (TSFR1M+3.750%), 12/23/2027	22,061,295	0.3
2,926,180	ADMI Corp., Initial Term Loan, 8.463%, (US0003M +2.750%), 04/30/2025	2,925,396	0.0
28,018,625	Heartland Dental, LLC, 2023 New Term Loan, 10.358%, (TSFR1M+5.000%), 04/28/2028	27,983,602	0.4
26,187,397	Loire UK Midco 3 Limited, Facility B (USD), 8.914%, (US0003M +3.250%), 04/21/2027	25,647,281	0.3
3,592,624	Loire UK Midco 3 Limited, Facility B2 (USD), 9.206%, (US0001M +3.750%), 04/21/2027	3,511,790	0.0
23,293,403	Sunshine Luxembourg VII S.a r.l., Facility B3, 8.948%, (TSFR1M+3.500%), 10/02/2026	23,448,700	0.3
		115,158,909	1.4
	Electronics/Electrical: 0.8%
61,305,956	UKG Inc., 2021-2 Incremental Term Loan (First Lien), 8.764%, (TSFR1M+3.250%), 05/03/2026	61,535,853	0.8

	Financial: 1.4%
43,425,519	Alliant Holdings Intermediate, LLC, Term Loan B-6 New Term Loan, 8.865%, (TSFR3M+3.500%), 11/06/2030	43,672,784	0.5
27,497,544	HIG Finance 2 Limited, 2021 Dollar Refinancing Term Loan, 8.750%, (US0001M +3.250%), 11/12/2027	27,570,577	0.4

See Accompanying Notes to Financial Statements

72

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Financial: (continued)
13,166,673	Hub International Limited, 2022 Incremental Term Loan, 9.369%, (TSFR1M+4.000%), 04/25/2025	$13,234,560	0.2
26,180,406	USI, Inc., 2022 New Term Loan, 8.383%, (TSFR1M+3.750%), 11/22/2029	26,262,219	0.3
		110,740,140	1.4
	Food Products: 0.3%
25,043,940	IRB Holding Corp., 2022 Replacement Term B Loan, 7.317%, (TSFR1M+3.000%), 12/15/2027	25,112,234	0.3

	Health Care: 0.5%
23,406,571	athenahealth Group Inc., Initial Term Loan, 8.606%, (TSFR1M+3.250%), 02/15/2029	23,357,815	0.3
577,164	Avantor Funding, Inc., 2021 Incremental B-5 Dollar Term Loan, 7.706%, (TSFR1M+2.250%), 11/08/2027	579,111	0.0
9,936,453	Azalea TopCo, Inc., 2021 Term Loan (First Lien), 9.220%, (US0001M +3.750%), 07/24/2026	9,849,509	0.1
5,419,965	Azalea TopCo, Inc., 2022 Incremental Term Loan (First Lien), 9.206%, (US0001M +3.750%), 07/24/2026	5,379,315	0.1
		39,165,750	0.5
	Industrial: 0.4%
10,743,098	Filtration Group Corporation, 2021 Incremental Term Loan, 8.931%, (TSFR1M+3.500%), 10/21/2028	10,777,411	0.1
12,815,507	Filtration Group Corporation, 2023 Extended Euro Term Loan, 8.093%, (EUR003M+4.250%), 10/21/2028	14,156,492	0.2
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Industrial: (continued)
9,441,485	Trans Union LLC, 2019 Replacement Term B-5 Loan, 7.060%, (TSFR1M+1.750%), 11/16/2026	$9,464,551	0.1
468,442	TransDigm Inc., Tranche H Term Loan, 8.598%, (TSFR3M+3.250%), 02/22/2027	471,028	0.0
		34,869,482	0.4
	Industrial Equipment: 0.2%
19,942,864	Filtration Group Corporation, 2023 Extended Dollar Term Loan, 9.720%, (TSFR1M+4.250%), 10/21/2028	20,063,359	0.2

	Insurance: 2.8%
9,539,878	Applied Systems, Inc., 2021 Term Loan (Second Lien), 12.098%, (US0003M +5.500%), 09/17/2027	9,612,915	0.1
2,535,584	AssuredPartners, Inc., 2020 February Refinancing Term Loan, 8.970%, (TSFR1M+3.500%), 02/12/2027	2,543,771	0.0
1,469,177	AssuredPartners, Inc., 2021 Term Loan, 8.970%, (TSFR1M+3.500%), 02/13/2027	1,474,534	0.0
7,750,244	AssuredPartners, Inc., 2022 Term Loan, 8.856%, (TSFR1M+3.500%), 02/12/2027	7,776,541	0.1
14,287,833	AssuredPartners, Inc., 2023 Term Loan, 9.220%, (TSFR1M+3.750%), 02/13/2027	14,364,630	0.2
17,741,858	Broadstreet Partners, Inc., 2023 Term B Loan, 9.106%, (TSFR1M+4.000%), 01/26/2029	17,808,408	0.2
3,634,385	Broadstreet Partners, Inc., Initial Term Loan (2020), 8.470%, (TSFR1M+3.000%), 01/27/2027	3,641,204	0.1

See Accompanying Notes to Financial Statements

73

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Insurance: (continued)
122,285,520	Hub International Limited, 2023 Refinancing Term Loan, 9.662%, (TSFR1M+4.250%), 06/20/2030	$122,998,811	1.5
7,813,838	Ryan Specialty Group, LLC, Initial Term Loan, 8.456%, (TSFR1M+3.250%), 09/01/2027	7,825,231	0.1
40,686,652	USI, Inc., Term Loan B 1L, 8.640%, (US0001M +3.500%), 09/27/2030	40,813,798	0.5
		228,859,843	2.8
	Lodging & Casinos: 0.1%
4,918,101	1011778 B.C. Unlimited Liability Company, Term B-5 Loan, 7.606%, (TSFR1M+2.250%), 09/23/2030	4,926,442	0.1

	Technology: 1.6%
48,365,682	Applied Systems, Inc., 2026 Term Loan (First Lien), 9.848%, (TSFR1M+4.500%), 09/18/2026	48,650,701	0.6
29,008,893	Azalea TopCo, Inc., Initial Term Loan (First Lien), 8.970%, (TSFR1M+3.500%), 07/25/2026	28,818,537	0.4
1,418,562	Epicor Software Corporation (fka Eagle Parent Inc.), Term C Loan, 8.720%, (TSFR1M+3.750%), 07/30/2027	1,425,414	0.0
967,316	Epicor Software Corporation (fka Eagle Parent Inc.), Term D Loan, 9.106%, (TSFR1M+1.750%), 07/30/2027	977,110	0.0
901,490	Quartz AcquireCo, LLC, Term Loan, 8.856%, (TSFR1M+3.500%), 06/28/2030	905,434	0.0
1,125,000	RealPage, Inc., Initial Loan (Second Lien), 11.970%, (US0003M +3.250%), 04/23/2029	1,127,812	0.0
26,613,067	RealPage, Inc., Initial Term Loan (First Lien), 8.470%, (US0001M +3.000%), 04/22/2028	26,510,899	0.3
Principal Amount†		Value	Percentage of Net Assets
BANK LOANS: (continued)
	Technology: (continued)
3,423,325	Sophia, L.P., 2022 Incremental Term B-1 Loan (First Lien), 9.606%, (TSFR1M+4.250%), 10/07/2027	$3,432,952	0.0
11,533,790	Sophia, L.P., Term Loan B (First Lien), 8.956%, (US0003M +3.500%), 10/07/2027	11,577,042	0.2
9,119,288	Storable, Inc., Initial Term Loan (First Lien), 8.856%, (TSFR1M+3.250%), 04/17/2028	9,113,589	0.1
		132,539,490	1.6
	Total Bank Loans (Cost $853,228,765)	859,079,673	10.5
CORPORATE BONDS/NOTES: 9.8%
	Communications: 1.0%
37,404,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	35,816,671	0.4
42,796,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	41,374,942	0.5
2,360,000 (8)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	2,345,758	0.0
600,000 (3)	Lamar Media Corp., 3.625%, 01/15/2031	533,682	0.0
3,610,000 (3)	Lamar Media Corp., 3.750%, 02/15/2028	3,398,173	0.1
845,000	Lamar Media Corp., 4.875%, 01/15/2029	818,580	0.0
		84,287,806	1.0
	Consumer, Cyclical: 3.1%
11,017,000 (3)	Cedar Fair L.P., 5.250%, 07/15/2029	10,406,220	0.1
13,046,000 (3)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.375%, 04/15/2027	12,785,991	0.2
8,217,000 (8)	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 5.500%, 05/01/2025	8,180,832	0.1

See Accompanying Notes to Financial Statements

74

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
8,760,000	Cedar Fair L.P. / Canada's Wonderland Co. / Magnum Management Corp. / Millennium Op, 6.500%, 10/01/2028	$8,706,714	0.1
2,719,000 (8)	Clarios Global L.P., 6.750%, 05/15/2025	2,744,627	0.0
3,708,000 (8)	Clarios Global L.P. / Clarios US Finance Co., 6.250%, 05/15/2026	3,715,130	0.1
11,970,000 (3)(8)	Clarios Global L.P. / Clarios US Finance Co., 8.500%, 05/15/2027	12,034,171	0.2
8,481,189 (8)	Delta Air Lines, Inc. / SkyMiles IP Ltd., 4.750%, 10/20/2028	8,345,950	0.1
9,053,000 (8)	Hilton Domestic Operating Co., Inc., 3.625%, 02/15/2032	7,911,632	0.1
8,321,000 (8)	Hilton Domestic Operating Co., Inc., 3.750%, 05/01/2029	7,723,286	0.1
12,211,000 (8)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	11,197,491	0.1
7,735,000 (3)	Hilton Domestic Operating Co., Inc., 4.875%, 01/15/2030	7,504,396	0.1
3,346,000 (8)	Hilton Domestic Operating Co., Inc., 5.375%, 05/01/2025	3,344,650	0.0
7,572,000 (8)	Hilton Domestic Operating Co., Inc., 5.750%, 05/01/2028	7,580,927	0.1
2,270,000 (3)	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp., 4.875%, 04/01/2027	2,237,529	0.0
20,595,000 (8)	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 4.750%, 06/01/2027	20,300,903	0.3
9,459,000 (8)	Life Time, Inc., 5.750%, 01/15/2026	9,396,899	0.1
595,000 (8)	Live Nation Entertainment, Inc., 4.875%, 11/01/2024	590,163	0.0
113,000	Marriott International, Inc. R, 3.125%, 06/15/2026	108,636	0.0
11,652,923 (8)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	11,694,512	0.1
16,402,000 (3)(8)	Six Flags Entertainment Corp., 5.500%, 04/15/2027	16,047,477	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
5,559,000 (8)	Six Flags Theme Parks, Inc., 7.000%, 07/01/2025	$5,588,407	0.1
1,882,078	United Airlines Pass Through Trust 2012-1, A, 4.150%, 10/11/2025	1,873,731	0.0
249,176	US Airways Pass Through Trust 2012-2, A, 4.625%, 12/03/2026	242,420	0.0
1,294,939	US Airways Pass Through Trust 2013-1, A, 3.950%, 05/15/2027	1,238,328	0.0
2,566,000 (8)	Vail Resorts, Inc., 6.250%, 05/15/2025	2,555,659	0.0
7,523,000	Yum! Brands, Inc., 3.625%, 03/15/2031	6,792,698	0.1
15,004,000	Yum! Brands, Inc., 4.625%, 01/31/2032	14,046,964	0.2
6,670,000 (8)	Yum! Brands, Inc., 4.750%, 01/15/2030	6,472,601	0.1
14,933,000	Yum! Brands, Inc., 5.350%, 11/01/2043	14,539,366	0.2
17,329,000 (3)	Yum! Brands, Inc., 5.375%, 04/01/2032	17,044,506	0.2
5,225,000	Yum! Brands, Inc., 6.875%, 11/15/2037	5,743,477	0.1
		248,696,293	3.1
	Consumer, Non-cyclical: 1.3%
9,730,000 (3)(8)	Avantor Funding, Inc., 3.875%, 11/01/2029	8,845,178	0.1
17,014,000 (8)	Avantor Funding, Inc., 4.625%, 07/15/2028	16,456,130	0.2
2,043,000	Becton Dickinson & Co., 3.700%, 06/06/2027	1,980,999	0.0
5,384,000	Biogen, Inc., 3.150%, 05/01/2050	3,784,850	0.0
7,562,000 (8)	Charles River Laboratories International, Inc., 3.750%, 03/15/2029	6,933,266	0.1
6,268,000 (8)	Charles River Laboratories International, Inc., 4.000%, 03/15/2031	5,669,930	0.1
2,223,000 (8)	Charles River Laboratories International, Inc., 4.250%, 05/01/2028	2,118,169	0.0
4,423,000 (8)	Gartner, Inc., 3.625%, 06/15/2029	3,996,948	0.1
1,714,000 (8)	Gartner, Inc., 3.750%, 10/01/2030	1,517,012	0.0
770,000 (8)	Gartner, Inc., 4.500%, 07/01/2028	730,693	0.0
471,000	GE HealthCare Technologies, Inc., 5.650%, 11/15/2027	487,765	0.0

See Accompanying Notes to Financial Statements

75

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
11,184,000 (8)	Hadrian Merger Sub, Inc., 8.500%, 05/01/2026	$11,073,502	0.1
7,459,000 (8)	Heartland Dental LLC / Heartland Dental Finance Corp., 10.500%, 04/30/2028	7,748,333	0.1
2,749,000 (8)	Hologic, Inc., 3.250%, 02/15/2029	2,495,403	0.0
4,762,000 (8)	IQVIA, Inc., 5.000%, 05/15/2027	4,676,618	0.1
5,457,000 (8)	IQVIA, Inc., 5.700%, 05/15/2028	5,565,103	0.1
2,489,000 (8)	IQVIA, Inc., 6.500%, 05/15/2030	2,554,604	0.0
4,567,000 (8)	Korn Ferry, 4.625%, 12/15/2027	4,416,100	0.1
1,263,000 (8)	PRA Health Sciences, Inc., 2.875%, 07/15/2026	1,180,983	0.0
4,105,000	Service Corp. International, 3.375%, 08/15/2030	3,584,080	0.0
760,000	Service Corp. International, 4.625%, 12/15/2027	735,897	0.0
4,588,000 (8)	Surgery Center Holdings, Inc., 10.000%, 04/15/2027	4,646,038	0.1
700,000 (8)	Teleflex, Inc., 4.250%, 06/01/2028	664,142	0.0
6,015,000	Teleflex, Inc., 4.625%, 11/15/2027	5,852,821	0.1
		107,714,564	1.3
	Energy: 0.1%
676,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	627,800	0.0
1,690,000	Pioneer Natural Resources Co., 2.150%, 01/15/2031	1,436,627	0.1
1,388,000	Pioneer Natural Resources Co., 5.100%, 03/29/2026	1,398,533	0.0
		3,462,960	0.1
	Financial: 2.9%
2,230,000 (8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.250%, 10/15/2027	2,145,093	0.0
3,784,000 (8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 5.875%, 11/01/2029	3,590,098	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
11,923,000 (8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.750%, 10/15/2027	$11,893,193	0.2
19,987,000 (8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 6.750%, 04/15/2028	20,459,792	0.3
23,461,000 (3)(8)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	24,762,851	0.3
3,510,000 (8)	AmWINS Group, Inc., 4.875%, 06/30/2029	3,210,101	0.0
5,507,000 (8)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	5,145,103	0.1
2,790,000 (8)	HUB International Ltd., 5.625%, 12/01/2029	2,665,110	0.0
47,262,000 (8)	HUB International Ltd., 7.000%, 05/01/2026	47,499,492	0.6
74,094,000 (3)(8)	HUB International Ltd., 7.250%, 06/15/2030	78,310,319	1.0
1,027,000	Intercontinental Exchange, Inc., 4.000%, 09/15/2027	1,008,438	0.0
2,001,000 (8)	Ryan Specialty Group LLC, 4.375%, 02/01/2030	1,858,429	0.0
9,043,000 (3)	SBA Communications Corp., 3.125%, 02/01/2029	8,134,917	0.1
8,751,000	SBA Communications Corp., 3.875%, 02/15/2027	8,409,744	0.1
411,000 (8)	SBA Tower Trust, 6.599%, 01/15/2028	423,137	0.0
18,769,000 (8)	USI, Inc., 7.500%, 01/15/2032	19,239,163	0.2
		238,754,980	2.9
	Industrial: 0.8%
8,558,000 (3)	Ball Corp., 6.000%, 06/15/2029	8,749,896	0.1
4,127,000 (8)	GFL Environmental, Inc., 4.000%, 08/01/2028	3,817,548	0.1
3,268,000 (8)	GFL Environmental, Inc., 4.375%, 08/15/2029	3,019,631	0.0
8,597,000 (3)(8)	GFL Environmental, Inc., 4.750%, 06/15/2029	8,107,229	0.1
2,347,000 (8)	GFL Environmental, Inc., 6.750%, 01/15/2031	2,421,003	0.0

See Accompanying Notes to Financial Statements

76

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
3,550,000	Howmet Aerospace, Inc., 3.000%, 01/15/2029	$3,247,877	0.0
510,000 (3)	Howmet Aerospace, Inc., 5.900%, 02/01/2027	523,467	0.0
5,092,000 (8)	Sensata Technologies BV, 4.000%, 04/15/2029	4,737,725	0.1
5,100,000 (8)	Sensata Technologies BV, 5.000%, 10/01/2025	5,109,348	0.1
1,182,000 (3)(8)	Sensata Technologies BV, 5.875%, 09/01/2030	1,175,595	0.0
2,035,000 (8)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,796,478	0.0
664,000 (8)	Sensata Technologies, Inc., 4.375%, 02/15/2030	617,532	0.0
6,537,000	TransDigm, Inc., 5.500%, 11/15/2027	6,409,937	0.1
11,218,000 (8)	TransDigm, Inc., 6.250%, 03/15/2026	11,210,005	0.1
3,772,000 (3)(8)	TransDigm, Inc., 7.125%, 12/01/2031	3,957,450	0.1
		64,900,721	0.8
	Technology: 0.6%
1,686,000 (8)	Black Knight InfoServ LLC, 3.625%, 09/01/2028	1,611,361	0.0
4,683,000 (8)	Booz Allen Hamilton, Inc., 3.875%, 09/01/2028	4,416,077	0.1
2,578,000 (8)	Booz Allen Hamilton, Inc., 4.000%, 07/01/2029	2,418,879	0.0
2,430,000	Booz Allen Hamilton, Inc., 5.950%, 08/04/2033	2,570,080	0.0
1,790,000 (8)	Clarivate Science Holdings Corp., 3.875%, 07/01/2028	1,689,302	0.0
1,280,000 (3)(8)	Clarivate Science Holdings Corp., 4.875%, 07/01/2029	1,202,399	0.0
918,000 (3)	Crowdstrike Holdings, Inc., 3.000%, 02/15/2029	830,635	0.0
4,671,000 (8)	MSCI, Inc., 3.250%, 08/15/2033	3,909,612	0.1
10,043,000 (8)	MSCI, Inc., 3.625%, 09/01/2030	9,098,399	0.1
6,407,000 (8)	MSCI, Inc., 3.625%, 11/01/2031	5,646,801	0.1
6,913,000 (3)(8)	MSCI, Inc., 3.875%, 02/15/2031	6,324,674	0.1
6,049,000 (8)	MSCI, Inc., 4.000%, 11/15/2029	5,692,458	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
1,025,000 (8)	PTC, Inc., 4.000%, 02/15/2028	$972,279	0.0
		46,382,956	0.6
	Total Corporate Bonds/ Notes (Cost $781,164,917)	794,200,280	9.8
ASSET-BACKED SECURITIES: 0.1%
	Other Asset-Backed Securities: 0.1%
4,495,725 (8)	Domino's Pizza Master Issuer LLC 2017-1A A23, 4.118%, 07/25/2047	4,300,047	0.1
3,570,875 (8)	Domino's Pizza Master Issuer LLC 2019-1A A2, 3.668%, 10/25/2049	3,266,370	0.0
		7,566,417	0.1
	Total Asset-Backed Securities (Cost $8,018,254)	7,566,417	0.1
	Total Long-Term Investments (Cost $6,793,213,890)	7,640,389,435	94.0
SHORT-TERM INVESTMENTS: 6.2%
	Time Deposits: 0.1%
1,260,000 (9)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024	1,260,000	0.1
1,250,000 (9)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024	1,250,000	0.0
1,250,000 (9)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024	1,250,000	0.0
1,240,000 (9)	Mizuho Bank Ltd., 5.320%, 01/02/2024	1,240,000	0.0
1,240,000 (9)	Royal Bank of Canada, 5.320%, 01/02/2024	1,240,000	0.0
	Total Time Deposits (Cost $6,240,000)	6,240,000	0.1

See Accompanying Notes to Financial Statements

77

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements: 0.6%
4,006,491 (9)	Bethesda Securities LLC, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $4,008,893, collateralized by various U.S. Government Agency Obligations, 2.000%-5.881%, Market Value plus accrued interest $4,086,621, due 10/01/27-01/01/57)	$4,006,491	0.0
9,661,173 (9)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $9,666,964, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $9,854,397, due 08/01/25-09/20/73)	9,661,173	0.1
5,198,592 (9)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $5,201,714, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $5,305,793, due 01/23/24-11/15/53)	5,198,592	0.1
4,663,474 (9)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $4,666,285, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $4,759,651, due 02/02/24-04/20/71)	4,663,474	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
8,581,851 (9)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $8,586,883, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $8,753,488, due 02/01/35-09/01/52)	$8,581,851	0.1
9,081,128 (9)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $9,086,572, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $9,256,083, due 04/15/25-02/15/53)	9,081,128	0.1
4,268,913 (9)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $4,271,416, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $4,354,291, due 07/01/37-01/01/54)	4,268,913	0.1
	Total Repurchase Agreements (Cost $45,461,622)	45,461,622	0.6

See Accompanying Notes to Financial Statements

78

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.5%
451,836,507 (10)	T. Rowe Price Government Reserve Investment Fund, 5.430% (Cost $451,836,507)	$451,836,507	5.5
	Total Short-Term Investments (Cost $503,538,129)	$503,538,129	6.2
	Total Investments in Securities (Cost $7,296,752,019)	$8,143,927,564	100.2
	Liabilities in Excess of Other Assets	(13,363,706)	(0.2)
	Net Assets	$8,130,563,858	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	All or a portion of this security is pledged to cover open written call options at December 31, 2023.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $23,575,970 or 0.3% of net assets. Please refer to the table below for additional details.
(6)	Preferred Stock may be called prior to convertible date.
(7)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(8)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(9)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(10)	Rate shown is the 7-day yield as of December 31, 2023.

Currency Abbreviations:
EUR	EU Euro

Reference Rate Abbreviations:

EUR003M	3-month EURIBOR
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

See Accompanying Notes to Financial Statements

79

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Asset-Backed Securities	$—	$7,566,417	$—	$7,566,417
Bank Loans	—	859,079,673	—	859,079,673
Common Stock*	5,018,208,238	—	—	5,018,208,238
Corporate Bonds/Notes	—	794,200,280	—	794,200,280
Preferred Stock	21,181,802	—	23,575,970	44,757,772
Short-Term Investments	451,836,507	51,701,622	—	503,538,129
U.S. Treasury Obligations	—	916,577,055	—	916,577,055
Total Investments, at fair value	$5,491,226,547	$2,629,125,047	$23,575,970	$8,143,927,564
Liabilities Table
Other Financial Instruments+
Written Options	$—	$(20,295,699)	$—	$(20,295,699)
Total Liabilities	$—	$(20,295,699)	$—	$(20,295,699)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, VY® T. Rowe Price Capital Appreciation Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Waymo LLC., Series A-2	5/8/2020	$35,484,706	$23,575,970
		$35,484,706	$23,575,970

At December 31, 2023, the following OTC written equity options were outstanding for VY® T. Rowe Price Capital Appreciation Portfolio:

Description	Counterparty	Put/ Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
AbbVie, Inc.	Citigroup Global Markets	Call	01/17/25	USD	160.000	645	USD	9,900,750	$778,515	$(716,073)
AbbVie, Inc.	Citigroup Global Markets	Call	01/17/25	USD	165.000	645	USD	9,900,750	649,515	(573,506)
AbbVie, Inc.	Citigroup Global Markets	Call	01/17/25	USD	175.000	817	USD	12,540,950	549,024	(441,628)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	175.000	403	USD	6,186,050	204,212	(955)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	180.000	205	USD	3,146,750	204,030	(225)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	180.000	401	USD	6,155,350	192,404	(439)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	185.000	205	USD	3,146,750	170,271	(114)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	195.000	205	USD	3,146,750	114,954	(36)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	200.000	205	USD	3,146,750	93,486	(22)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/17/25	USD	165.000	391	USD	6,001,850	280,441	(347,660)
AbbVie, Inc.	JPMorgan Chase Bank N.A.	Call	01/17/25	USD	170.000	390	USD	5,986,500	213,689	(273,145)
Alphabet, Inc. - Class A	Citigroup Global Markets	Call	01/19/24	USD	142.000	992	USD	13,857,248	638,044	(193,780)
Amazon.com, Inc.	Wells Fargo	Call	01/19/24	USD	135.000	1,038	USD	15,771,372	969,959	(1,830,101)

See Accompanying Notes to Financial Statements

80

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Put/ Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Analog Devices, Inc.	UBS AG	Call	01/19/24	USD	200.000	198	USD	3,931,488	$158,345	$(66,098)
Analog Devices, Inc.	UBS AG	Call	01/19/24	USD	200.000	49	USD	972,944	56,561	(16,358)
Analog Devices, Inc.	UBS AG	Call	01/19/24	USD	210.000	49	USD	972,944	38,139	(2,445)
Analog Devices, Inc.	UBS AG	Call	06/21/24	USD	210.000	49	USD	972,944	67,894	(48,552)
Analog Devices, Inc.	UBS AG	Call	06/21/24	USD	220.000	49	USD	972,944	50,847	(31,403)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	195.000	496	USD	9,549,488	357,289	(102,755)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	195.000	98	USD	1,886,794	96,528	(20,302)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	200.000	496	USD	9,549,488	270,618	(34,731)
Apple, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	205.000	98	USD	1,886,794	56,684	(2,299)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	270.000	311	USD	7,583,113	462,457	(534)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	280.000	310	USD	7,558,730	346,270	(74)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	290.000	105	USD	2,560,215	154,601	(5)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	290.000	102	USD	2,487,066	65,930	(4)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	300.000	105	USD	2,560,215	123,198	(1)
Becton Dickinson & Co.	Goldman Sachs International	Call	01/19/24	USD	300.000	102	USD	2,487,066	47,117	(1)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	290.000	408	USD	9,438,672	663,612	(6,528)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	290.000	101	USD	2,336,534	263,479	(1,616)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	290.000	4	USD	92,536	8,653	(64)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	300.000	101	USD	2,336,534	222,965	(303)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	300.000	4	USD	92,536	7,246	(12)
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	310.000	101	USD	2,336,534	186,491	—
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	310.000	4	USD	92,536	6,040	—
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	320.000	101	USD	2,336,534	157,087	—
Danaher Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	320.000	4	USD	92,536	4,873	—
Equifax, Inc.	Citigroup Global Markets	Call	01/19/24	USD	230.000	49	USD	1,211,721	63,833	(94,385)
Equifax, Inc.	Citigroup Global Markets	Call	01/19/24	USD	240.000	49	USD	1,211,721	46,431	(52,543)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	45.000	1,366	USD	4,903,940	252,710	(511)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	45.000	698	USD	2,505,820	154,956	(261)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	45.000	767	USD	2,753,530	128,089	(287)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	45.000	98	USD	351,820	10,191	(37)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	47.000	697	USD	2,502,230	105,944	(143)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	50.000	794	USD	2,850,460	154,552	(80)
Exelon Corporation	JPMorgan Chase Bank N.A.	Call	06/21/24	USD	47.000	98	USD	351,820	13,131	(505)
GE HealthCare Technologies, Inc.	Wells Fargo	Call	01/19/24	USD	85.000	197	USD	1,522,613	93,293	(1,140)
GE HealthCare Technologies, Inc.	Wells Fargo	Call	01/19/24	USD	90.000	397	USD	3,068,413	129,585	(294)

See Accompanying Notes to Financial Statements

81

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Put/ Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
GE HealthCare Technologies, Inc.	Wells Fargo	Call	01/19/24	USD	90.000	197	USD	1,522,613	$56,555	$(146)
Hilton Worldwide Holdings, Inc.	Wells Fargo	Call	01/19/24	USD	160.000	198	USD	3,605,382	107,068	(448,891)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/19/24	USD	115.000	502	USD	6,447,186	296,115	(695,534)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/19/24	USD	115.000	99	USD	1,271,457	34,492	(137,167)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/17/25	USD	125.000	376	USD	4,828,968	233,485	(578,473)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/17/25	USD	125.000	275	USD	3,531,825	204,839	(423,085)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/17/25	USD	130.000	376	USD	4,828,968	165,865	(466,019)
Intercontinental Exchange, Inc.	Citigroup Global Markets	Call	01/17/25	USD	130.000	275	USD	3,531,825	147,353	(340,838)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/19/24	USD	37.000	544	USD	1,800,640	96,288	(192)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/19/24	USD	40.000	543	USD	1,797,330	42,897	(11)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/17/25	USD	35.000	1,317	USD	4,359,270	260,476	(258,171)
Keurig Dr Pepper, Inc.	Citigroup Global Markets	Call	01/17/25	USD	37.000	1,317	USD	4,359,270	164,599	(158,454)
KKR & Co., Inc.	UBS AG	Call	01/19/24	USD	65.000	98	USD	811,930	28,768	(177,011)
Linde PLC	Wells Fargo	Call	01/19/24	USD	390.000	100	USD	4,107,100	183,599	(227,745)
Linde PLC	Wells Fargo	Call	01/19/24	USD	390.000	100	USD	4,107,100	169,716	(227,745)
Linde PLC	Wells Fargo	Call	01/19/24	USD	395.000	49	USD	2,012,479	59,045	(89,488)
Linde PLC	Wells Fargo	Call	01/19/24	USD	410.000	49	USD	2,012,479	38,184	(33,457)
Linde PLC	Wells Fargo	Call	01/17/25	USD	460.000	103	USD	4,230,313	268,709	(189,649)
Linde PLC	Wells Fargo	Call	01/17/25	USD	460.000	94	USD	3,860,674	193,762	(173,078)
Linde PLC	Wells Fargo	Call	01/17/25	USD	480.000	103	USD	4,230,313	188,398	(126,625)
Linde PLC	Wells Fargo	Call	01/17/25	USD	480.000	94	USD	3,860,674	133,971	(115,560)
Marsh & McLennan Companies, Inc.	Goldman Sachs International	Call	01/19/24	USD	200.000	49	USD	928,403	14,484	(1,600)
Marsh & McLennan Cos., Inc.	Goldman Sachs International	Call	07/19/24	USD	210.000	206	USD	3,903,082	163,206	(63,860)
Marsh & McLennan Cos., Inc.	Goldman Sachs International	Call	07/19/24	USD	220.000	206	USD	3,903,082	83,205	(29,067)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	410.000	300	USD	12,775,200	557,472	(564,803)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	420.000	102	USD	4,343,568	293,481	(107,448)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	420.000	102	USD	4,343,568	223,856	(107,448)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	420.000	49	USD	2,086,616	71,176	(51,617)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	425.000	49	USD	2,086,616	56,339	(34,704)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	430.000	102	USD	4,343,568	255,294	(44,313)
Mastercard, Inc.	Goldman Sachs International	Call	01/19/24	USD	430.000	102	USD	4,343,568	196,739	(44,313)
Microsoft Corp.	UBS AG	Call	01/19/24	USD	360.000	198	USD	7,445,592	390,319	(374,311)
Microsoft Corp.	UBS AG	Call	01/19/24	USD	365.000	74	USD	2,782,696	160,837	(108,598)
Microsoft Corp.	UBS AG	Call	01/19/24	USD	375.000	198	USD	7,445,592	281,120	(150,283)
Microsoft Corp.	UBS AG	Call	01/19/24	USD	385.000	74	USD	2,782,696	104,209	(23,517)
NXP Semiconductors N.V.	Wells Fargo	Call	01/19/24	USD	210.000	98	USD	2,250,864	150,970	(205,796)
NXP Semiconductors N.V.	Wells Fargo	Call	01/19/24	USD	220.000	98	USD	2,250,864	114,557	(121,108)
NXP Semiconductors N.V.	Wells Fargo	Call	06/21/24	USD	220.000	74	USD	1,699,632	138,035	(201,038)

See Accompanying Notes to Financial Statements

82

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Put/ Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	170.000	123	USD	1,885,344	$113,354	$(3,980)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	170.000	123	USD	1,885,344	113,233	(3,980)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	175.000	87	USD	1,333,536	110,456	(1,209)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	175.000	123	USD	1,885,344	94,583	(1,710)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	175.000	123	USD	1,885,344	92,684	(1,710)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	175.000	67	USD	1,026,976	76,112	(931)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	185.000	89	USD	1,364,192	83,870	(267)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	185.000	70	USD	1,072,960	58,891	(210)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	190.000	89	USD	1,364,192	71,492	(137)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	190.000	70	USD	1,072,960	49,276	(108)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	200.000	89	USD	1,364,192	49,608	(41)
PNC Financial Services Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	200.000	70	USD	1,072,960	33,676	(33)
Republic Services, Inc.	Wells Fargo	Call	07/19/24	USD	170.000	94	USD	1,550,154	47,006	(65,275)
Republic Services, Inc.	Wells Fargo	Call	07/19/24	USD	175.000	94	USD	1,550,154	30,129	(44,119)
Roper Technologies, Inc.	Citigroup Global Markets	Call	02/16/24	USD	510.000	49	USD	2,667,511	57,065	(205,010)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	580.000	88	USD	4,790,632	252,388	(258,859)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	580.000	54	USD	2,939,706	129,426	(158,845)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	580.000	40	USD	2,177,560	99,738	(117,663)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	600.000	88	USD	4,790,632	176,823	(186,210)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	600.000	54	USD	2,939,706	93,420	(114,265)
Roper Technologies, Inc.	Citigroup Global Markets	Call	12/20/24	USD	600.000	40	USD	2,177,560	72,363	(84,641)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	400.000	35	USD	1,541,820	76,359	(148,077)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	400.000	18	USD	792,936	50,397	(76,154)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	400.000	16	USD	704,832	32,306	(67,692)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	410.000	33	USD	1,453,716	78,529	(107,616)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	420.000	35	USD	1,541,820	56,798	(81,483)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	420.000	18	USD	792,936	36,349	(41,906)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	420.000	16	USD	704,832	23,579	(37,250)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	430.000	33	USD	1,453,716	57,442	(48,643)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	450.000	33	USD	1,453,716	41,393	(10,280)
S&P Global, Inc.	Bank of America N.A.	Call	01/19/24	USD	470.000	33	USD	1,453,716	28,237	(713)
S&P Global, Inc.	UBS AG	Call	01/19/24	USD	400.000	49	USD	2,158,548	76,178	(207,307)
S&P Global, Inc.	UBS AG	Call	01/19/24	USD	410.000	49	USD	2,158,548	59,935	(159,793)
Salesforce, Inc.	Goldman Sachs International	Call	01/19/24	USD	230.000	99	USD	2,605,086	193,262	(338,874)
Salesforce, Inc.	Goldman Sachs International	Call	01/19/24	USD	230.000	49	USD	1,289,386	74,026	(167,726)
Salesforce, Inc.	Goldman Sachs International	Call	01/19/24	USD	240.000	99	USD	2,605,086	152,808	(242,752)
Salesforce, Inc.	Goldman Sachs International	Call	01/19/24	USD	240.000	49	USD	1,289,386	56,684	(120,150)
Salesforce, Inc.	Goldman Sachs International	Call	06/21/24	USD	230.000	49	USD	1,289,386	117,589	(225,927)
Salesforce, Inc.	Goldman Sachs International	Call	06/21/24	USD	240.000	49	USD	1,289,386	97,784	(189,431)

See Accompanying Notes to Financial Statements

83

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Put/ Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	290.000	93	USD	2,784,978	$181,925	$(114,424)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	290.000	62	USD	1,856,652	96,799	(76,282)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	290.000	40	USD	1,197,840	73,120	(49,215)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	290.000	9	USD	269,514	15,012	(11,073)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	300.000	93	USD	2,784,978	149,258	(50,410)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	300.000	62	USD	1,856,652	79,406	(33,606)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	300.000	40	USD	1,197,840	60,889	(21,682)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	300.000	9	USD	269,514	11,267	(4,878)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	310.000	151	USD	4,521,846	209,520	(24,543)
Stryker Corp.	Wells Fargo	Call	01/19/24	USD	320.000	152	USD	4,551,792	203,159	(5,694)
Stryker Corp.	Wells Fargo	Call	01/17/25	USD	330.000	75	USD	2,245,950	136,054	(142,505)
Stryker Corp.	Wells Fargo	Call	01/17/25	USD	340.000	75	USD	2,245,950	111,904	(114,566)
UnitedHealth Group, Inc.	Citigroup Global Markets	Call	01/17/25	USD	580.000	318	USD	16,741,746	1,354,543	(967,863)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/19/24	USD	550.000	99	USD	5,212,053	111,375	(27,594)
UnitedHealth Group, Inc.	JPMorgan Chase Bank N.A.	Call	01/17/25	USD	600.000	353	USD	18,584,391	1,124,245	(822,763)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	240.000	154	USD	4,009,390	287,566	(331,073)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	240.000	154	USD	4,009,390	232,591	(331,073)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	240.000	49	USD	1,275,715	57,183	(105,342)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	245.000	148	USD	3,853,180	147,532	(247,530)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	250.000	154	USD	4,009,390	222,878	(186,370)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	250.000	154	USD	4,009,390	178,338	(186,370)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	260.000	154	USD	4,009,390	168,970	(62,944)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	260.000	154	USD	4,009,390	136,407	(62,944)
Visa, Inc.	Goldman Sachs International	Call	01/19/24	USD	260.000	49	USD	1,275,715	21,658	(20,028)
Visa, Inc.	Goldman Sachs International	Call	06/21/24	USD	250.000	24	USD	624,840	34,728	(56,613)
Visa, Inc.	Goldman Sachs International	Call	06/21/24	USD	260.000	24	USD	624,840	25,608	(40,784)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/19/24	USD	145.000	356	USD	4,651,496	200,108	(638)
Yum! Brands, Inc.	Citigroup Global Markets	Call	01/19/24	USD	150.000	356	USD	4,651,496	178,744	(128)
Yum! Brands, Inc.	Wells Fargo	Call	01/19/24	USD	140.000	1,440	USD	18,815,040	1,424,167	(15,519)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	145.000	376	USD	4,912,816	169,001	(204,478)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	145.000	262	USD	3,423,292	136,898	(142,482)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	145.000	112	USD	1,463,392	60,713	(60,908)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	150.000	376	USD	4,912,816	118,056	(145,027)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	150.000	262	USD	3,423,292	96,104	(101,056)
Yum! Brands, Inc.	Wells Fargo	Call	01/17/25	USD	150.000	112	USD	1,463,392	42,792	(43,199)
									$27,487,432	$(20,295,699)

Currency Abbreviations:

USD    —     United States Dollar

See Accompanying Notes to Financial Statements

84

VY® T. Rowe Price Capital Appreciation Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options, at fair value	$20,295,699
Total Liability Derivatives		$20,295,699

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Written
Derivatives not accounted for as hedging instruments	options
Equity contracts	$(4,174,605)
Total	$(4,174,605)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Written
Derivatives not accounted for as hedging instruments	options
Equity contracts	$(21,220,949)
Total	$(21,220,949)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Bank of America N.A.	Citigroup Global Markets	Goldman Sachs International	JPMorgan Chase Bank N.A.	UBS AG	Wells Fargo	Total
Liabilities:
Written options	$619,813	$7,223,980	$3,965,725	$1,657,703	$1,365,676	$5,462,802	$20,295,699
Total Liabilities	$619,813	$7,223,980	$3,965,725	$1,657,703	$1,365,676	$5,462,802	$20,295,699
Net OTC derivative instruments by counterparty, at fair value	$(619,813)	$(7,223,980)	$(3,965,725)	$(1,657,703)	$(1,365,676)	$(5,462,802)	$(20,295,699)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$–
Net Exposure(1)	$(619,813)	$(7,223,980)	$(3,965,725)	$(1,657,703)	$(1,365,676)	$(5,462,802)	$(20,295,699)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $7,379,511,381.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$970,356,070
Gross Unrealized Depreciation	(198,290,771)
Net Unrealized Appreciation	$772,065,299

See Accompanying Notes to Financial Statements

85

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 4.7%
28,473	AT&T, Inc.	$477,777	0.1
25,739	Comcast Corp. - Class A	1,128,655	0.3
1,636 (1)	Meta Platforms, Inc. - Class A	579,079	0.2
278,674	News Corp. - Class A	6,841,447	2.1
28,456	News Corp. - Class B	731,888	0.2
57,773	Verizon Communications, Inc.	2,178,042	0.7
41,683	Walt Disney Co.	3,763,558	1.1
		15,700,446	4.7

	Consumer Discretionary: 3.5%
15,128	Best Buy Co., Inc.	1,184,220	0.3
5,800	Dollar General Corp.	788,510	0.2
56,064	Kohl’s Corp.	1,607,915	0.5
68,643	Las Vegas Sands Corp.	3,377,922	1.0
89,173 (1)	Mattel, Inc.	1,683,586	0.5
10,500	TJX Cos., Inc.	985,005	0.3
178,899	Volkswagen AG, ADR	2,195,091	0.7
		11,822,249	3.5

	Consumer Staples: 7.8%
26,500	Colgate-Palmolive Co.	2,112,315	0.6
140,022	Conagra Brands, Inc.	4,013,030	1.2
3,700	Constellation Brands, Inc. - Class A	894,475	0.3
150,560	Kenvue, Inc.	3,241,557	1.0
27,684	Kimberly-Clark Corp.	3,363,883	1.0
6,600	Mondelez International, Inc. - Class A	478,038	0.1
59,468	Philip Morris International, Inc.	5,594,749	1.7
52,589	Tyson Foods, Inc. - Class A	2,826,659	0.8
22,374	Walmart, Inc.	3,527,261	1.1
		26,051,967	7.8

	Energy: 8.6%
4,274	Chevron Corp.	637,510	0.2
6,700	ConocoPhillips	777,669	0.2
54,609	Enbridge, Inc.	1,967,016	0.6
22,346	EOG Resources, Inc.	2,702,749	0.8
35,000	EQT Corp.	1,353,100	0.4
44,615	Exxon Mobil Corp.	4,460,608	1.4
19,272	Hess Corp.	2,778,251	0.8
48,100	Suncor Energy, Inc.	1,541,124	0.5
35,086 (2)	TC Energy Corp.	1,371,512	0.4
145,658 (2)	TotalEnergies SE, ADR	9,814,436	3.0
31,800	Williams Cos., Inc.	1,107,594	0.3
		28,511,569	8.6

	Financials: 22.9%
123,992	American International Group, Inc.	8,400,458	2.5
9,484	Apollo Global Management, Inc.	883,814	0.3
48,479	Bank of America Corp.	1,632,288	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
11,500	Bank of New York Mellon Corp.	$598,575	0.2
6,813	Carlyle Group, Inc.	277,221	0.1
78,472	Charles Schwab Corp.	5,398,874	1.6
32,424	Chubb Ltd.	7,327,824	2.2
36,537	Citigroup, Inc.	1,879,463	0.6
167,303	Equitable Holdings, Inc.	5,571,190	1.7
127,698	Fifth Third Bancorp	4,404,304	1.3
28,324 (1)	Fiserv, Inc.	3,762,560	1.1
2,988	Goldman Sachs Group, Inc.	1,152,681	0.3
43,755	Hartford Financial Services Group, Inc.	3,517,027	1.1
262,949	Huntington Bancshares, Inc.	3,344,711	1.0
22,449	JPMorgan Chase & Co.	3,818,575	1.1
48,671	Loews Corp.	3,387,015	1.0
74,362	MetLife, Inc.	4,917,559	1.5
15,441	Morgan Stanley	1,439,873	0.4
104,300	US Bancorp	4,514,104	1.4
202,301	Wells Fargo & Co.	9,957,255	3.0
		76,185,371	22.9

	Health Care: 15.7%
14,760	AbbVie, Inc.	2,287,357	0.7
31,843	AstraZeneca PLC, ADR	2,144,626	0.7
24,452	Becton Dickinson and Co.	5,962,131	1.8
4,100 (1)	Biogen, Inc.	1,060,957	0.3
5,020	Cardinal Health, Inc.	506,016	0.2
9,393 (1)	Centene Corp.	697,055	0.2
11,820	Cigna Group	3,539,499	1.1
50,976	CVS Health Corp.	4,025,065	1.2
16,435	Elevance Health, Inc.	7,750,089	2.3
22,055	GE HealthCare Technologies, Inc.	1,705,293	0.5
700	Humana, Inc.	320,467	0.1
24,203	Johnson & Johnson	3,793,578	1.1
33,714	Medtronic PLC	2,777,359	0.8
27,602	Merck & Co., Inc.	3,009,170	0.9
117,170	Pfizer, Inc.	3,373,324	1.0
48,894	Sanofi, ADR	2,431,499	0.7
218,500	Viatris, Inc.	2,366,355	0.7
37,135	Zimmer Biomet Holdings, Inc.	4,519,329	1.4
		52,269,169	15.7

	Industrials: 12.8%
6,800	3M Co.	743,376	0.2
22,084 (1)	Boeing Co.	5,756,416	1.7
4,300	Cummins, Inc.	1,030,151	0.3
7,947	Flowserve Corp.	327,575	0.1
61,542	General Electric Co.	7,854,606	2.4
2,000	Honeywell International, Inc.	419,420	0.1
28,815	L3Harris Technologies, Inc.	6,069,015	1.8

See Accompanying Notes to Financial Statements

86

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
10,400	Norfolk Southern Corp.	$2,458,352	0.7
44,417	Siemens AG, ADR	4,154,766	1.3
100,662	Southwest Airlines Co.	2,907,119	0.9
43,400	Stanley Black & Decker, Inc.	4,257,540	1.3
32,522 (1)	Stericycle, Inc.	1,611,790	0.5
6,600	Union Pacific Corp.	1,621,092	0.5
21,014	United Parcel Service, Inc. - Class B	3,304,031	1.0
		42,515,249	12.8

	Information Technology: 8.8%
5,200	Accenture PLC - Class A	1,824,732	0.5
1,500 (1)	Advanced Micro Devices, Inc.	221,115	0.1
23,742	Applied Materials, Inc.	3,847,866	1.1
11,988	Cisco Systems, Inc.	605,634	0.2
7,200	Intel Corp.	361,800	0.1
14,773	Microsoft Corp.	5,555,239	1.7
65,840	Qualcomm, Inc.	9,522,439	2.9
46,796	Samsung Electronics Co. Ltd.	2,840,369	0.8
12,300	TE Connectivity Ltd.	1,728,150	0.5
17,002	Texas Instruments, Inc.	2,898,161	0.9
		29,405,505	8.8

	Materials: 3.2%
75,406	CF Industries Holdings, Inc.	5,994,777	1.8
9,072	International Flavors & Fragrances, Inc.	734,560	0.2
104,164	International Paper Co.	3,765,528	1.2
		10,494,865	3.2

	Real Estate: 4.2%
74,507	Equity Residential	4,556,848	1.4
84,565	Rayonier, Inc.	2,825,317	0.9
5,500	Vornado Realty Trust	155,375	0.0
7,413	Welltower, Inc.	668,430	0.2
165,701	Weyerhaeuser Co.	5,761,424	1.7
		13,967,394	4.2

	Utilities: 6.2%
18,712	Ameren Corp.	1,353,626	0.4
94,946	Dominion Energy, Inc.	4,462,462	1.3
39,178	NextEra Energy, Inc.	2,379,672	0.7
24,177	NiSource, Inc.	641,899	0.2
28,700	PG&E Corp.	517,461	0.2
34,650	Sempra Energy	2,589,395	0.8
124,036	Southern Co.	8,697,404	2.6
		20,641,919	6.2

	Total Common Stock (Cost $255,067,821)	327,565,703	98.4
Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.7%
	Consumer Discretionary: 0.6%
22,568 (3)	Dr Ing hc F Porsche AG	$1,987,721	0.6

	Utilities: 0.1%
14,210 (2)	NextEra Energy, Inc.	541,685	0.1

	Total Preferred Stock (Cost $3,284,344)	2,529,406	0.7

	Total Long-Term Investments (Cost $258,352,165)	330,095,109	99.1

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 3.6%
2,831,054 (4)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,832,714, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $2,887,675, due 08/15/27-10/20/53)	2,831,054	0.9
521,202 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $521,508, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $531,626, due 01/25/24-11/15/51)	521,202	0.2

See Accompanying Notes to Financial Statements

87

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,831,054 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,832,711, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $2,887,675, due 12/01/29-12/01/53)	$2,831,054	0.8
2,831,054 (4)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,832,711, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $2,888,271, due 03/08/27-01/01/59)	2,831,054	0.8
2,831,054 (4)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,832,714, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $2,887,675, due 07/01/37-01/01/54)	2,831,054	0.9
	Total Repurchase Agreements (Cost $11,845,418)	11,845,418	3.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.1%
394,811 (5)	T. Rowe Price Government Reserve Fund, 5.400% (Cost $394,811)	$394,811	0.1

	Total Short-Term Investments (Cost $12,240,229)	$12,240,229	3.7
	Total Investments in Securities (Cost $270,592,394)	$342,335,338	102.8
	Liabilities in Excess of Other Assets	(9,324,442)	(2.8)
	Net Assets	$333,010,896	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

88

VY® T. Rowe Price Equity Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$15,700,446	$—	$—	$15,700,446
Consumer Discretionary	11,822,249	—	—	11,822,249
Consumer Staples	26,051,967	—	—	26,051,967
Energy	28,511,569	—	—	28,511,569
Financials	76,185,371	—	—	76,185,371
Health Care	52,269,169	—	—	52,269,169
Industrials	42,515,249	—	—	42,515,249
Information Technology	26,565,136	2,840,369	—	29,405,505
Materials	10,494,865	—	—	10,494,865
Real Estate	13,967,394	—	—	13,967,394
Utilities	20,641,919	—	—	20,641,919
Total Common Stock	324,725,334	2,840,369	—	327,565,703
Preferred Stock	—	2,529,406	—	2,529,406
Short-Term Investments	394,811	11,845,418	—	12,240,229
Total Investments, at fair value	$325,120,145	$17,215,193	$—	$342,335,338

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $271,436,493.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$81,364,665
Gross Unrealized Depreciation	(10,465,565)
Net Unrealized Appreciation	$70,899,100

See Accompanying Notes to Financial Statements

89

TAX INFORMATION (UnaUdited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Government Liquid Assets Portfolio			VY® T. Rowe Price Capital Appreciation Portfolio
Class I	NII	$0.0483	Class ADV	NII	$0.1448
Class S	NII	$0.0458	Class I	NII	$0.5844
Class S2	NII	$0.0443	Class R6	NII	$0.5844
			Class S	NII	$0.5190
VY® CBRE Global Real Estate Portfolio			Class S2	NII	$0.5844
Class ADV	NII	$0.1293	All Classes	LTCG	$2.6943
Class I	NII	$0.1965
Class S	NII	$0.1690	VY® T. Rowe Price Equity Income Portfolio
Class S2	NII	$0.1520	Class ADV	NII	$0.1617
All Classes	LTCG	$0.1012	Class I	NII	$0.2196
			Class S	NII	$0.1937
VY® Invesco Growth and Income Portfolio			Class S2	NII	$0.1691
Class ADV	NII	$0.3071	All Classes	STCG	$0.0238
Class I	NII	$0.4609	All Classes	LTCG	$0.5842
Class S	NII	$0.3993
Class S2	NII	$0.3649
All Classes	LTCG	$1.4943

VY® JPMorgan Emerging Markets Equity Portfolio
Class ADV	NII	$0.1698
Class I	NII	$0.2415
Class S	NII	$0.2058
Class S2	NII	$0.1824

VY® Morgan Stanley Global Franchise Portfolio
Class ADV	NII	$0.0316
Class R6	NII	$0.1253
Class S	NII	$0.0806
Class S2	NII	$0.0545
All Classes	LTCG	$1.2292

NII - Net investment income

STCG - Short-term capital gain

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

VY® Invesco Growth and Income Portfolio	100.00%
VY® JPMorgan Emerging Markets Equity Portfolio	1.24%
VY® Morgan Stanley Global Franchise Portfolio	100.00%
VY® T. Rowe Price Capital Appreciation Portfolio	32.59%
VY® T. Rowe Price Equity Income Portfolio	94.70%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

VY® CBRE Global Real Estate Portfolio	$1,867,682
VY® Invesco Growth and Income Portfolio	$25,760,808
VY® Morgan Stanley Global Franchise Portfolio	$25,548,938
VY® T. Rowe Price Capital Appreciation Portfolio	$777,167,953
VY® T. Rowe Price Equity Income Portfolio	$18,931,844

90

TAX INFORMATION (UnaUdited) (continUed)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
VY® JPMorgan Emerging Markets Equity Portfolio	$ 2,073,429	$0.0857	90.48%

*	None of the Portfolio’s income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

91

TRUSTEE AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 –Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present)

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present);

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

92

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Trustee of the Board.

93

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

94

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

95

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

96

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS, SUB-ADVISORY CONTRACTS AND SUB-SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of Voya Government Liquid Assets Portfolio, VY® CBRE Global Real Estate Portfolio, VY® Invesco Growth and Income Portfolio, VY® JPMorgan Emerging Markets Equity Portfolio, VY® Morgan Stanley Global Franchise Portfolio, VY® T. Rowe Price Capital Appreciation Portfolio, and VY® T. Rowe Price Equity Income Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal, for an additional one-year period ending November 30, 2024, of: (1) the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios; (2) the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, CBRE Investment Management Listed Real Assets LLC, Invesco Advisers, Inc., J.P. Morgan Investment Management Inc., and T. Rowe Price Associates, Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”); and (3) the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with Morgan Stanley Investment Management Limited, the sub-sub-adviser to VY® Morgan Stanley Global Franchise Portfolio (the “Sub-Sub-Adviser”).

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, a Sub-Adviser or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment

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advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub- sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and Sub-Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub- sub-adviser and to recommend appropriate changes in investment strategies, sub-advisers and sub-sub-adviser, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers and Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers and Sub-Sub-Adviser, and whether those resources are sufficient to provide high- quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers or the Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory and sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager and the relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and the Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into

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account the underlying rationale provided by the Manager, Sub-Advisers or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of certain of those Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and the Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers and Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers and sub-sub-advisers may not account for their profits on an account- by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The

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performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Government Liquid Assets Portfolio

In considering whether to approve the renewal of the Contracts for Voya Government Liquid Assets Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio outperformed its Morningstar category average for all periods presented; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® CBRE Global Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® CBRE Global Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year and five-year periods, and the second quintile for the year-to-date and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

VY® Invesco Growth and Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® Invesco Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the three-year period, the third quintile for the ten-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the

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Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® JPMorgan Emerging Markets Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Emerging Markets Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the ten-year period, the second quintile for the one-year and five-year periods, the third quintile for the year-to-date period and the fourth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; (2) that, as a result of the Board’s request during the 2022 annual contract renewal cycle, expense limits were implemented for the Portfolio, effective January 1, 2023; (3) that, as a result of the Board’s request during the 2023 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2024; and (4) its belief that the Portfolio’s pricing is competitive.

VY® Morgan Stanley Global Franchise Portfolio

In considering whether to approve the renewal of the Contracts for VY® Morgan Stanley Global Franchise Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the one-year period, the third quintile for the year-to-date period, and the fifth quintile for the three-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the Portfolio’s differentiated approach to security selection and sector allocation as compared to its primary benchmark and Selected Peer Group and its impact on performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fifth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is reasonable.

VY® T. Rowe Price Capital Appreciation Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Capital Appreciation Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with

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the exception of the one-year period, during which it outperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the second quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

VY® T. Rowe Price Equity Income Portfolio

In considering whether to approve the renewal of the Contracts for VY® T. Rowe Price Equity Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year period, the third quintile for the five-year period, and the fourth quintile for the year-to-date, one-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and five-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

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RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VIT1AISS2 (1223)

Annual Report

December 31, 2023

Classes ADV, I, R6, S and S2

Voya Investors Trust

■	Voya Balanced Income Portfolio	■	Voya Limited Maturity Bond Portfolio
■	Voya High Yield Portfolio	■	Voya U.S. Stock Index Portfolio
■	Voya Large Cap Growth Portfolio	■	VY® CBRE Real Estate Portfolio
■	Voya Large Cap Value Portfolio	■	VY® JPMorgan Small Cap Core Equity Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	A widely recognized index of publicly issued fixed rate, investment grade debt securities, including Treasuries, Agencies and credit securities with a maturity of one to three years.
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset- backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI U.S. REIT® Index	A free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts that are included in the MSCI U.S. Investable Market 2500 Index (with the exception of specialty REITs that do not generate a majority of their revenue and income from real estate rental and leasing obligations). The index represents approximately 85% of the U.S. REIT market.
Russell 1000® Index	A comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies.
Russell 1000® Growth Index	Measures the performance of the 1,000 largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth.
Russell 1000® Value Index	An index that measures the performance of those Russell 1000® securities with lower price- to-book ratios and lower forecasted growth values.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Voya Balanced INCOME Portfolio	Portfolio Managers’ rePort

Voya Balanced Income Portfolio (the “Portfolio”) seeks to maximize income while maintaining prospects for capital appreciation. The Portfolio is managed by Brian Timberlake, Ph.D., CFA, Vincent Costa, CFA, Leigh Todd, CFA, Barbara Reinhard, CFA and Jeffrey Bianchi, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“VIM”). – the Sub- Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 11.42% compared to the 60% Bloomberg U.S. Aggregate Bond Index/30% Russell 1000® Index/10%MSCI EAFE® Index, the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), the MSCI EAFE® Index (“MSCI EAFE®”), and the Russell 1000® Index which returned 12.86%, 5.53%, 18.24%, and 26.53%, respectively, for the same period.

Portfolio Specifics: The Portfolio started the year overweight to equities relative to fixed income. There were no changes to the asset allocation during the annual review process at the end of April. The Portfolio continues to overweight U.S. large cap equites and underweight international equities and U.S. core fixed income.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Common Stock	40.5%
Collateralized Mortgage Obligations	15.0%
Corporate Bonds/Notes	12.3%
Commercial Mortgage-Backed Securities	10.9%
Asset-Backed Securities	9.3%
U.S. Treasury Obligations	5.2%
Mutual Funds	2.2%
Sovereign Bonds	1.7%
Exchange-Traded Funds	0.3%
Preferred Stock	0.2%
Purchased Options*	0.0%
Assets in Excess of Other Liabilities**	2.4%
Net Assets	100.0%

* Amount is less than 0.05%
** Includes short-term investments.

Portfolio holdings are subject to change daily.

During the year, tactical asset allocation relative to the strategic benchmark added value. The main contributor was the overweight to US large cap growth equities.

The Portfolio is comprised of four strategies in weights matching of the corresponding asset classes in the strategic asset allocation — Voya Strategic Income Opportunities for fixed income exposure, Voya U.S. High Dividend Low Volatility and Voya Large Cap Growth for domestic equity exposures and International High Dividend Low Volatility for international equity exposures. The underlying sleeves detracted from performance during the year, with all but the Voya Strategic Income Opportunities trailing their asset class benchmarks.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
United States Treasury Notes, 4.250%, 12/15/26	3.1%
Microsoft Corp.	2.5%
Apple, Inc.	1.6%
Amazon.com, Inc.	1.5%
Voya VACS Series HYB Fund	1.4%
NVIDIA Corp.	1.2%
United States Treasury Notes, 3.750%, 12/31/28	1.1%
Bank of America Corp., 3.384%, 04/02/26	1.0%
Meta Platforms, Inc. - Class A	1.0%
Fannie Mae REMIC Trust - Class QI, 4.500%, 09/25/51	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio invests in derivative instruments for such purposes as seeking to enhance returns, to earn income or as substitutes for positions in certain underlying asset classes. During this reporting period, the use of derivatives detracted from performance.

Current Strategy and Outlook: The Portfolio maintains its conservative, risk-adjusted return profile with investments split between 59% fixed income and 41% equities.

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* Effective May 1, 2023, Barbara Reinhard, CFA was added as a portfolio manager for the Portfolio. Additionally, effective December 31, 2023, Paul Zemsky retired from VIM and no longer serves as a portfolio manager to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Portfolio Managers’ rePort	Voya Balanced INCOME Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	11.02%	4.62%	3.92%
Class I	11.68%	5.27%	4.52%
Class S	11.42%	4.99%	4.28%
Class S2	11.20%	4.82%	4.11%
60% Bloomberg US Aggregate Bond Index/ 30% Russell 1000® Index/ 10% MSCI EAFE® Index	12.86%	6.31%	5.24%
Russell 1000® Index	26.53%	15.52%	11.80%
MSCI EAFE® Index	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Income Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

The Portfolio’s performance prior to July 9, 2021 reflects returns achieved pursuant to different principal investment strategies.

Prior to May 1, 2019, the Portfolio was managed by a different sub-adviser. The Portfolio's performance information for these periods reflects returns achieved by different sub-advisers.

Voya hIGH yIELD Portfolio	Portfolio Managers’ rePort

Voya High Yield Portfolio (the ‘‘Portfolio’’) seeks to provide investors with a high level of current income and total return. The Portfolio is managed by Randall Parrish, CFA and Mohamed Basma, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 12.01% compared to the Bloomberg High Yield Bond — 2% Issuer Constrained Composite Index (the “Index”), which returned 13.44% for the same period.

Portfolio Specifics: The Portfolio underperformed the Index for the year. From a sector perspective, the primary detractor was security selection within technology. This stemmed from our overweight to Commscope and Rackspace, which both experienced idiosyncratic issues during the period. Security selection within the chemical space also detracted from performance, largely due to Trinseo. While our overweight to the retail sector added to performance, it was offset by security selection, as the avoidance of Carvana, which rallied from distressed levels, detracted from performance. The building materials space was a contributor, as both security selection and our overweight allocation added to performance. Specifically within this sector, the Portfolio benefited from an overweight to LBM Acquisition and avoiding select credits within the space. Additional contributions included security selection within home construction and media and entertainment. Our overweight to Adams Homes primarily contributed to the former, while the avoidance of a few underperforming issuers within the sector added to the latter.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Corporate Bonds/Notes	94.2%
Bank Loans	1.6%
U.S. Government Agency Obligations*	0.0%
Common Stock*	0.0%
Convertible Bonds/Notes*	0.0%
Warrants*	0.0%
Assets in Excess of Other Liabilities**	4.2%
Net Assets	100.0%

* Amount is less than 0.05%
** Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Royal Caribbean Cruises Ltd., 5.375%, 07/15/27	0.8%
Sirius XM Radio, Inc., 5.000%, 08/01/27	0.7%
HUB International Ltd., 9.369%, 06/08/30	0.7%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/32	0.6%
EnLink Midstream LLC, 5.375%, 06/01/29	0.5%
Viking Cruises Ltd., 5.875%, 09/15/27	0.5%
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 5.250%, 05/15/27	0.5%
Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/28	0.5%
Southwestern Energy Co., 5.375%, 02/01/29	0.5%
Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/28	0.5%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our view, the macro outlook for 2024 looks supportive for U.S. risk assets with low but positive growth and that the U.S. Federal Reserve is expected to begin cutting rates. Fundamental factors in high yield remain relatively healthy, with limited credit deterioration. Third quarter 2023 earnings were more mixed than in the prior quarters, but consensus earnings estimates call for a rebound in earnings growth from fourth quarter 2023 through 2024. We are somewhat more cautious, as we expect a trend of weaker topline growth as pricing power diminishes against the backdrop of disinflation and weaker consumer demand, leading to margin erosion for companies, with lower-rated issuers being incrementally impacted due to elevated borrowing costs. We believe market technicals should remain supportive, with high all-in yields attracting buyers and the higher cost of debt limiting issuance. However, spreads begin the year at tight levels, skewing outcomes negatively in the event of any surprises.

In sector positioning, we remain positive on the healthcare space given higher utilization rates and easing labor cost, and the energy sector where commodity prices remain supportive and industry consolidation continues to offer upside to bond prices. In contrast, we are less constructive on consumer-reliant business models with weaker credit profiles given our view of moderating consumer strength in 2024 and we remain selective in sectors that have faced secular challenges, such as telecom and media. From a ratings perspective, we maintain a single-B average credit profile, with a heightened focus on single-name risk.

Portfolio Managers’ rePort	Voya HigH yield Portfolio

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* Effective May 1, 2023, Mohamed Basma, CFA was added as portfolio manager for the Portfolio and Richard Cumberledge was removed as a portfolio manager.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya HigH yield Portfolio	Portfolio Managers’ rePort

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	11.63%	4.24%	3.51%
Class I	12.28%	4.87%	4.13%
Class S	12.01%	4.60%	3.87%
Class S2	11.83%	4.42%	3.71%
Bloomberg High Yield Bond-2% Issuer Constrained Composite Index	13.44%	5.35%	4.59%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya High Yield Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to February 5, 2014, the Portfolio was managed by a different sub- adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

Portfolio Managers’ rePort	Voya Large Cap growth portfoLio

Voya Large Cap Growth Portfolio (the ‘‘Portfolio’’) seeks long-term capital growth. The Portfolio is managed by Jeffrey Bianchi, CFA, Kristy Finnegan, CFA and Leigh Todd, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares, provided a total return of 37.38% compared to the Russell 1000® Growth Index, which returned 42.68% for the same period.

Portfolio Specifics: The Portfolio underperformed the index during the reporting period due to unfavorable stock selection and allocation effects. Stock selection in health care, and to a lesser extent, financials and energy contributed the most to performance. On an individual stock basis, overweight positions in NVIDIA Corp. and CrowdStrike Holdings, Inc., as well as not owning AbbVie, Inc. added the most value. Conversely, stock selection within the consumer discretionary and communication services sectors detracted the most from performance. Additionally, while strong selection in health care contributed to performance, an unfavorable allocation to the sector also detracted. On an individual stock basis, an underweight position in Tesla, Inc. and overweight positions in Paycom Software, Inc. and Estee Lauder Companies Inc. had the greatest negative impact.

Sector Diversification
as of December 31, 2023
(as a percentage of net assets)
Information Technology	46.9%
Consumer Discretionary	14.8%
Health Care	12.9%
Communication Services	11.5%
Industrials	5.7%
Consumer Staples	3.4%
Financials	2.7%
Materials	1.0%
Utilities	0.8%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
Microsoft Corp.	13.4%
Apple, Inc.	8.3%
Amazon.com, Inc.	7.6%
NVIDIA Corp.	6.1%
Meta Platforms, Inc. - Class A	5.3%
Visa, Inc. - Class A	3.9%
Eli Lilly & Co.	3.3%
Alphabet, Inc. - Class A	2.7%
Adobe, Inc.	2.5%
Netflix, Inc.	1.9%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, the recent “U.S. Federal Reserve Pivot” appears to be signaling that the period of interest rate increases is over and that rate cuts in 2024 will be forthcoming. We believe this will continue to drive a broadening out of the equity market. From a positioning standpoint, it is our belief that more economically sensitive companies and sectors could see a benefit relative to more defensive or stable growth companies and sectors. While we always seek to have balance in the Portfolio, we’ve increased our exposure modestly to companies that we believe are more economically sensitive given the soft-landing narrative in place currently and potentially for some time going forward.

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The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Voya Large Cap growth portfoLio	Portfolio Managers’ report

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	37.06%	14.06%	11.66%
Class I	37.86%	14.76%	12.32%
Class R6(1)	37.78%	14.77%	12.57%
Class S	37.38%	14.46%	12.04%
Class S2	37.26%	14.29%	11.88%
Russell 1000® Growth Index	42.68%	19.50%	14.86%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Large Cap VaLue portfoLio

Voya Large Cap Value Portfolio (the “Portfolio”) seeks long-term growth of capital and current income. The Portfolio is managed by Vincent Costa, CFA, James Dorment, CFA, and Gregory Wachsman, CFA, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 13.28% compared to the Russell 1000® Value Index (the “Index” or “Russell 1000® Value”), which returned 11.46% for the same period.

Portfolio Specifics: For the year ended December 31, 2023, the Portfolio outperformed the Index due to strong security selection. On the sector level, stock selection within the health care, financials and real estate sectors had the largest positive impact on performance. Key contributors included not owning Pfizer Inc., a non-benchmark position in Apollo Global Management Inc. and an overweight position in Saia, Inc.

By contrast, the communication services sector had the largest negative impact on performance. At the individual stock level, the biggest detractors included not owning Meta Platforms Inc. and overweight positions in AT&T Inc. and NextEra Energy, Inc.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Financials	20.9%
Health Care	16.7%
Industrials	11.0%
Information Technology	10.0%
Consumer Staples	8.9%
Energy	7.6%
Utilities	5.4%
Communication Services	5.3%
Materials	5.2%
Real Estate	4.4%
Consumer Discretionary	4.2%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
AT&T, Inc.	4.0%
Bank of America Corp.	3.8%
Philip Morris International, Inc.	3.6%
Bank of New York Mellon Corp.	3.1%
Intercontinental Exchange, Inc.	2.9%
Johnson & Johnson	2.8%
Hartford Financial Services Group, Inc.	2.5%
NextEra Energy, Inc.	2.4%
Cigna Group	2.2%
Welltower, Inc.	2.2%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: In our opinion, the recent “U.S. Federal Reserve Pivot” appears to be signalling that the period of interest rate increases is over and that rate cuts in 2024 will be forthcoming. We believe this will continue to drive a broadening out of the equity market. From a positioning standpoint, more economically sensitive companies and sectors could see a benefit relative to more defensive or stable growth companies and sectors. While we always seek to have balance in the Portfolio, we’ve increased our exposure modestly to companies that we believe are more economically sensitive given the soft-landing narrative in place currently and potentially for some time going forward.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VOYA LARGE CAP VALUE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	13.03%	12.51%	8.17%
Class I	13.73%	13.20%	8.83%
Class R6	13.80%	13.21%	9.99%
Class S	13.28%	12.87%	8.53%
Class S2	13.24%	12.71%	8.39%
Russell 1000® Value Index	11.46%	10.91%	8.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Large Cap Value Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

PORTFOLIO MANAGERS’ REPORT	VOYA LIMITED MATURITY BOND PORTFOLIO

Voya Limited Maturity Bond Portfolio (the “Portfolio”) seeks highest current income consistent with low risk to principal and liquidity. As a secondary objective, the Portfolio seeks to enhance its total return through capital appreciation when market factors, such as falling interest rates and rising bond prices, indicate that capital appreciation may be available without significant risk to principal. The Portfolio is managed by David Goodson, Randall Parrish, CFA, Matthew Toms, CFA, and Sean Banai, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 4.52% compared to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index, which returned 4.61% for the same period.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
Corporate Bonds/Notes	35.0%
U.S. Treasury Obligations	28.4%
Asset-Backed Securities	17.1%
Collateralized Mortgage Obligations	7.8%
Commercial Mortgage-Backed Securities	7.1%
U.S. Government Agency Obligations*	0.0%
Assets in Excess of Other Liabilities**	4.6%
Net Assets	100.0%
* Amount is less than 0.05%.
** Includes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics: Sector allocation added most for the reporting period. The largest contributor came from asset-backed securities (“ABS”) and investment grade (“IG”) corporates. Agency mortgages contributed modestly. Commercial mortgage-backed securities (“CMBS”) detracted within sector allocation as the sector continued to price in a recessionary scenario. Security selection did not meaningfully contribute. Duration and yield curve positioning contributed to results.

Futures were used in conjunction with cash bonds for duration and yield curve management. These investment decisions in total (derivative instruments and cash securities) detracted from performance over the reporting period.

Current Strategy and Outlook: Looking forward, we believe that the outlook has improved marginally, however we still expect growth to slow below trend. The increased cost of capital will likely curb consumption and investment, however ongoing government support measures at a global level are expected to partially offset these effects. In particular, China's growth focused investment and advanced economies efforts to enhance supply chain security are anticipated to bolster growth in the short term.

As the market focus shifts from inflation to growth concerns, we believe that duration will become an effective offset to risky asset drawdowns. Rate volatility, though receding from recent peaks, will remain above pre-pandemic levels due to uncertainty about the timing of rate cuts and concerns about government debt levels. We believe elevated real rates will incent investors to increase allocations to fixed income, creating opportunities during bouts of volatility.

That said, many corners of the market appear to be priced for a soft landing. While this has become a more likely outcome, we believe the risks to this outcome materializing are being ignored. Labor markets are coming into better balance which, while good news for inflation, could cause concern among workers that a turn in the cycle is approaching. This in turn could compel workers to boost savings rates which would limit consumption and act as a challenge to growth.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
United States Treasury Notes, 2.125%, 09/30/24	10.6%
United States Treasury Notes, 4.250%, 12/15/26	10.2%
United States Treasury Notes, 0.125%, 01/15/24	3.8%
United States Treasury Notes, 4.250%, 12/31/25	2.6%
WFRBS Commercial Mortgage Trust - Class C, 3.836%, 06/15/46	1.1%
VMC Finance LLC - Class C, 7.723%, 06/16/36	1.0%
Freddie Mac Strips - Class F43, 6.137%, 10/25/53	0.8%
Freddie Mac Strips - Class F44, 6.337%, 10/25/53	0.7%
OHA Credit Partners XVI - Class A, 6.807%, 10/18/34	0.6%
HGI CRE CLO Ltd. - Class D, 7.823%, 06/16/36	0.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

With this dynamic in place, the Portfolio has a moderate level of risk with focus on higher quality credit, and allocations are skewed towards sectors with better relative value. For example, securitized credit markets are currently trading with wider spreads relative to comparably rated corporates bonds.

Meanwhile, it is our opinion that the dark clouds facing the sector due to concerns over CMBS appear to be fading as lower rates make refinancing existing loans less challenging. Within corporate credit, we prefer IG, however to the extent we are willing to drift into lower quality, we prefer high yield over senior loans given the latter is most directly impacted by higher financing costs. Outside of credit, agency MBS remain attractive relative to treasuries due to historically wide spreads despite minimal prepayment risk.

VOYA LIMITED MATURITY BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

* Effective May 1, 2024, Matt Toms will no longer serve as one of the portfolio managers to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA LIMITED MATURITY BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	4.17%	0.91%	0.76%
Class I	4.79%	1.54%	1.37%
Class S	4.52%	1.27%	1.11%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index	4.61%	1.51%	1.27%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Limited Maturity Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VOYA U.S. STOCK INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Voya U.S. Stock Index Portfolio (the ‘‘Portfolio’’) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 25.56% compared to the S&P 500® Index, which returned 26.29% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® Index. The Portfolio may not always hold all of the same securities as the S&P 500® Index.

During the reporting period, absolute performance was strongest within information technology, communication services and consumer discretionary. By contrast, utilities and energy were the bottom performing sectors on an absolute basis for the reporting period.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Information Technology	30.7%
Health Care	12.4%
Consumer Discretionary	11.0%
Financials	10.6%
Industrials	8.6%
Communication Services	8.4%
Consumer Staples	5.8%
Energy	3.8%
Real Estate	2.4%
Materials	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
Apple, Inc.	6.9%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.4%
NVIDIA Corp.	3.0%
Alphabet, Inc. - Class A	2.0%
Meta Platforms, Inc. - Class A	1.9%
Alphabet, Inc. - Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. - Class B	1.6%
JPMorgan Chase & Co.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P 500® Index.

*	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VOYA U.S. STOCK INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	25.25%	14.75%	11.14%
Class I	25.93%	15.37%	11.73%
Class S	25.56%	15.09%	11.46%
Class S2	25.38%	14.91%	11.29%
S&P 500® Index	26.29%	15.69%	12.03%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Stock Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

VY® CBRE Real estate portfolio	Portfolio Managers’ Report

VY® CBRE Real Estate Portfolio (the ‘‘Portfolio’’) seeks total return including capital appreciation and current income. The Portfolio is managed by Joseph P. Smith, CFA, President, and Chief Investment Officer, Jonathan D. Miniman, CFA, and Kenneth S. Weinberg, CFA, Portfolio Managers of CBRE Investment Management Listed Real Assets LLC — the Sub- Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 14.04% compared to the MSCI U.S. REIT®Index, which returned 13.74% for the same period.

Portfolio Specifics: Real estate stocks delivered positive performance in 2023, aided by strong fourth quarter performance to close out the year as Fed Chair Powell announced the FOMC will cut rates in 2024. For the year, real estate stocks returned +13.8% as all major property types delivered positive performance. The mall and data center sectors were the top performers during the period, up +31.5% and +30.0% respectively, as malls benefited from a resilient consumer and data centers benefited from the AI theme. Meanwhile, the office sector continued its underperformance as office fundamentals remain challenging in the current business environment.

REIT Diversiﬁcation as of December 31, 2023 (as a percentage of net assets)
Retail REITs	20.3%
Multi-Family Residential REITs	14.6%
Specialized REITs	13.2%
Self-Storage REITs	12.0%
Industrial REITs	11.9%
Health Care REITs	8.2%
Office REITs	6.4%
Hotel & Resort REITs	5.6%
Diversified REITs	2.1%
Residential REITs	1.8%
Other Specialized REITs	1.5%
Real Estate Operating Companies	1.0%
Hotels, Resorts & Cruise Lines	0.7%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

The Portfolio outperformed the benchmark during the period as the result of positive sector allocation decisions, which more than offset the impact of sub-par stock selection. Sector allocation benefited from overweights to the outperforming hotel and mall sectors as well as from underweights to the underperforming net lease and office sectors. An overweight to the underperforming tower sector was the only detractor from relative performance during the period. Stock selection in the healthcare and residential sectors accounted for the relative drag during the period, more than offsetting the value added from the outperformance of portfolio holdings in the net lease, storage and hotel sectors.

Current Strategy and Outlook: Investment returns during the past two years have been largely driven by the market adapting to higher interest rates, which has resulted in a material drop in commercial real estate pricing from peak valuations in early 2022. Underlying property valuations in the listed market have ‘dislocated’ further from valuations in the private market, with REITs currently trading at double-digit discounts to private market valuations.

REITs have typically outperformed equities, bonds and private real estate at the end of Fed tightening cycles. In our opinion, real estate stocks remain attractively valued and offer above-average and growing dividend yields as well as resilient earnings growth. We believe investors committing capital to listed real estate at this time have the potential to earn an attractive absolute and relative long-term total return.

It is our belief that the long-term nature of leases in most real estate property sectors combined with the current pricing power for many property sectors (demand is outstripping supply) limits the impact of the macroeconomic and geopolitical headwinds on forward earnings. Additionally, the economic landscape continues to evidence modest growth and we believe that a positive low-to-mid single-digit earnings growth rate is achievable given the significant pricing power and embedded organic growth present in many property sectors.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
Public Storage	9.1%
Equinix, Inc.	7.8%
Prologis, Inc.	7.7%
Simon Property Group, Inc.	4.8%
Welltower, Inc.	4.4%
Realty Income Corp.	4.3%
Rexford Industrial Realty, Inc.	4.2%
VICI Properties, Inc.	3.7%
Alexandria Real Estate Equities, Inc.	3.4%
Invitation Homes, Inc.	3.4%
Portfolio holdings are subject to change daily.

We believe we own a well-balanced portfolio of securities that have been screened for their growth prospects in combination with the quality of their business models, assets, balance sheets, and management teams. We are positive on property types, regions, and stocks that offer these qualities at reasonable valuations. We are overweight storage, hotels, towers, malls, residential and shopping centers.

PORTFOLIO MANAGERS’ REPORT	VY® CBRE REAL ESTATE PORTFOLIO

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® CBRE REAL ESTATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	13.62%	8.24%	7.05%
Class I	14.31%	8.89%	7.70%
Class S	14.04%	8.62%	7.43%
Class S2	13.86%	8.46%	7.27%
MSCI U.S. REIT® Index	13.74%	7.40%	7.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® CBRE Real Estate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

VY® JPMorgan Small Cap Core Equity Portfolio (the ‘‘Portfolio’’) seeks capital growth over the long-term. The Portfolio is managed using two investment styles – quantitative and fundamental analysis. The Portfolio is managed in two sleeves – the quantitative sleeve managed by Wonseok Choi, Ph.D., Managing Director, Akash Gupta, CFA, Executive Director, and Phillip D. Hart, CFA, Managing Director, and the fundamental sleeve managed by Daniel J. Percella, CFA, Managing Director and Don San Jose, CFA, Managing Director, Portfolio Managers* of J.P. Morgan Investment Management Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 12.26% compared to the Russell 2000® Index, which returned 16.93% for the same period.

Portfolio Specifics: The quantitative sleeve underperformed the Russell 2000® Index during the year. Stock selection in the pharmaceutical and systems hardware sectors detracted the most from performance. Alternatively, stock selection in the industrial cyclical and basic materials sectors contributed.

Sector Diversiﬁcation
as of December 31, 2023
(as a percentage of net assets)
Industrials	22.9%
Financials	16.7%
Information Technology	13.3%
Health Care	11.7%
Consumer Discretionary	9.2%
Consumer Staples	6.2%
Real Estate	5.8%
Materials	4.5%
Energy	3.9%
Utilities	2.4%
Communication Services	1.0%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

On the negative side, overweight allocations in Chegg (“CHGG”) and Sonos (“SONO”) were the top individual detractors from results. Chegg provides an online educational platform with services like homework help, course selection, note taking, manuals, and textbook rentals services. Chegg serves customers in the United States. CHGG detracted from performance as the stock fell and reached a six-year low in second quarter 2023 after management warned of disruption to its business model due to the emergence of AI tools, like OpenAI‘s ChatGpt.

On the positive side, overweight allocations in Bluegreen Vacations (“BVH”) and Immunovant (“IMVT”) were top individual contributors towards performance. BVH is a vacation ownership company. The company markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. Bluegreen Vacations serves customers worldwide. BVH added value during the year after share prices shot up significantly in early November on news of being acquired by Hilton Grand Vacations for $1.27 billion.

From a proprietary attribution standpoint, the alpha model yielded positive returns which were offset by stock specific impacts. From a factor perspective, momentum added the most followed by valuation.

The fundamental sleeve underperformed the Russell 2000® Index during the year. The combination of a macro-driven market focused on interest rates along with stock-specific issues mostly in consumer discretionary and health care caused the underperformance. In fourth quarter, the portfolio had strong absolute returns of 12.65%, but didn't keep up with the benchmark which returned 14.03%. From a factor standpoint, smaller size, higher beta, and lower quality companies outperformed, headwinds to the strategy’s investment approach.

From an individual stock perspective, an overweight position in Driven Brands Holdings detracted. Driven is a leading auto services company. The stock fell on full year guidance reductions for revenue and earnings in third quarter. The company pointed to pockets of softening demand in discretionary areas like car wash. An overweight position in Signature Bank also detracted. Signature Bank got caught up in the regional banking troubles in March and the FDIC took control of the bank, effectively wiping out the stock’s equity value. We were able to trim some of our position before the stock was halted. The stock resumed trading at the end of March and at that time we exited our position. Conversely, an overweight position in Simpson Manufacturing contributed. The building products company has executed well and posted strong earnings. The stock posted sharp gains over fourth quarter, primarily driven by expectations for lower interest rates. We’ve trimmed on strength. An overweight position in Evercore Partners also contributed. The stock performed on the back of a solid third quarter, driven by resilient advisory revenues. We’ve trimmed our position on strength.

Current Strategy and Outlook: The Portfolio remains ahead of benchmark over all long term trailing periods. Amidst the challenging and volatile environment, the team spent much of 2023 upgrading the quality of the Portfolio. This resulted in eliminating a higher than normal 20 names and re-allocating that capital to the highest conviction ideas across sectors. Most of the trimming from outperformers was in industrials and financials. The energy sector was the largest add for fourth quarter and the year, and continues to be a source for new ideas with reasonable valuations. After exiting lower conviction names, consumer discretionary went from a large overweight to start the year to a large underweight. Industrials remains the top overweight.

VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Top Ten Holdings
as of December 31, 2023*
(as a percentage of net assets)
MACOM Technology Solutions Holdings, Inc.	1.1%
WillScot Mobile Mini Holdings Corp.	0.9%
Ryman Hospitality Properties, Inc.	0.8%
RBC Bearings, Inc.	0.8%
HealthEquity, Inc.	0.8%
Performance Food Group Co.	0.8%
MSA Safety, Inc.	0.8%
Encompass Health Corp.	0.8%
Wintrust Financial Corp.	0.8%
RLI Corp.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

We continue to focus on fundamentals of the economy and company earnings. Our analysts’ estimates for S&P 500 Index® earnings currently project +12% for 2024 and +12% for 2025. Easing inflation and improved prospects for growth have helped fuel optimism for a soft landing. However, be it the U.S. election, higher policy rates or significant geopolitical tension, we believe risks continue to remain that could push the economy into recession in 2024. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.

* Effective May 31, 2023, Jonathan Tse is no longer one of the portfolio managers to the Portfolio.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward- looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PORTFOLIO MANAGERS’ REPORT	VY® JPMORGAN SMALL CAP CORE EQUITY PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	11.88%	9.54%	7.36%
Class I	12.46%	10.20%	8.00%
Class R6(1)	12.48%	10.20%	9.78%
Class S	12.26%	9.93%	7.74%
Class S2	12.00%	9.75%	7.57%
Russell 2000® Index	16.93%	9.97%	7.16%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® JPMorgan Small Cap Core Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

Class R6 incepted on May 3, 2016. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*
Voya Balanced Income Portfolio
Class ADV	$1,000.00	$1,055.60	1.20%	$6.22	$1,000.00	$1,019.16	1.20%	$6.11
Class I	1,000.00	1,059.00	0.60	3.11	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,057.40	0.85	4.41	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,055.20	1.00	5.18	1,000.00	1,020.16	1.00	5.09

Voya High Yield Portfolio
Class ADV	$1,000.00	$1,064.20	1.08%	$5.62	$1,000.00	$1,019.76	1.08%	$5.50
Class I	1,000.00	1,067.30	0.48	2.50	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,066.00	0.73	3.80	1,000.00	1,021.53	0.73	3.72
Class S2	1,000.00	1,065.20	0.88	4.58	1,000.00	1,020.77	0.88	4.48
Voya Large Cap Growth Portfolio
Class ADV	$1,000.00	$1,090.00	1.27%	$6.69	$1,000.00	$1,018.80	1.27%	$6.46
Class I	1,000.00	1,094.00	0.67	3.54	1,000.00	1,021.83	0.67	3.41
Class R6	1,000.00	1,093.80	0.67	3.54	1,000.00	1,021.83	0.67	3.41
Class S	1,000.00	1,091.20	0.92	4.85	1,000.00	1,020.57	0.92	4.69
Class S2	1,000.00	1,091.00	1.07	5.64	1,000.00	1,019.81	1.07	5.45

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*
Voya Large Cap Value Portfolio
Class ADV	$1,000.00	$1,074.70	1.24%	$6.48	$1,000.00	$1,018.95	1.24%	$6.31
Class I	1,000.00	1,079.50	0.64	3.35	1,000.00	1,021.98	0.64	3.26
Class R6	1,000.00	1,080.00	0.64	3.36	1,000.00	1,021.98	0.64	3.26
Class S	1,000.00	1,076.40	0.89	4.66	1,000.00	1,020.72	0.89	4.53
Class S2	1,000.00	1,076.10	1.04	5.44	1,000.00	1,019.96	1.04	5.30
Voya Limited Maturity Bond Portfolio
Class ADV	$1,000.00	$1,034.40	0.88%	$4.51	$1,000.00	$1,020.77	0.88%	$4.48
Class I	1,000.00	1,037.20	0.28	1.44	1,000.00	1,023.79	0.28	1.43
Class S	1,000.00	1,035.80	0.53	2.72	1,000.00	1,022.53	0.53	2.70
Voya U.S. Stock Index Portfolio
Class ADV	$1,000.00	$1,075.50	0.80%	$4.19	$1,000.00	$1,021.17	0.80%	$4.08
Class I	1,000.00	1,078.80	0.27	1.41	1,000.00	1,023.84	0.27	1.38
Class S	1,000.00	1,077.10	0.51	2.67	1,000.00	1,022.63	0.51	2.60
Class S2	1,000.00	1,076.60	0.67	3.51	1,000.00	1,021.83	0.67	3.41
VY® CBRE Real Estate Portfolio
Class ADV	$1,000.00	$1,075.80	1.28%	$6.70	$1,000.00	$1,018.75	1.28%	$6.51
Class I	1,000.00	1,078.60	0.68	3.56	1,000.00	1,021.78	0.68	3.47
Class S	1,000.00	1,077.50	0.93	4.87	1,000.00	1,020.52	0.93	4.74
Class S2	1,000.00	1,076.80	1.08	5.65	1,000.00	1,019.76	1.08	5.50
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	$1,000.00	$1,057.70	1.48%	$7.68	$1,000.00	$1,017.74	1.48%	$7.53
Class I	1,000.00	1,060.40	0.88	4.57	1,000.00	1,020.77	0.88	4.48
Class R6	1,000.00	1,060.50	0.88	4.57	1,000.00	1,020.77	0.88	4.48
Class S	1,000.00	1,059.70	1.13	5.87	1,000.00	1,019.51	1.13	5.75
Class S2	1,000.00	1,058.20	1.28	6.64	1,000.00	1,018.75	1.28	6.51

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio and VY® JPMorgan Small Cap Core Equity Portfolio (collectively referred to as the “Portfolios”) (eight of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (eight of the portfolios constituting Voya Investors Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

ASSETS:	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Investments in securities at fair value+*	$217,547,709	$385,175,820	$4,074,822,977	$534,791,854
Investments in affiliates at fair value**	5,048,820	–	–	–
Short-term investments at fair value†	9,563,179	51,866,556	24,223,000	1,225,000
Cash	422,880	214,913	412,186	539,592
Cash collateral for futures contracts	569,140	–	–	–
Cash pledged for centrally cleared swaps (Note 2)	620,000	–	–	–
Cash pledged as collateral for OTC derivatives (Note 2)	580,000	–	–	–
Foreign currencies at value‡	68,510	–	–	53
Receivables:
Investment securities sold	33,650	–	–	–
Fund shares sold	789	343,619	97,724	118,808
Dividends	136,554	–	787,517	655,175
Interest	1,092,694	6,590,076	416	199
Foreign tax reclaims	97,777	–	48,300	133,507
Variation margin on futures contracts	84,614	–	–	–
Variation margin on centrally cleared swaps	25,121	–	–	–
Unrealized appreciation on forward foreign currency contracts	475,637	–	–	–
Unrealized appreciation on forward premium swaptions	5,114	–	–	–
Prepaid expenses	2,098	–	32,451	4,316
Reimbursement due from Investment Adviser	26,815	–	–	77,298
Other assets	20,159	28,955	232,644	60,574
Total assets	236,421,260	444,219,939	4,100,657,215	537,606,376

LIABILITIES:
Payable for investment securities purchased	2,722,850	221,550	–	–
Payable for fund shares redeemed	81,903	135,252	8,281,155	62,796
Payable upon receipt of securities loaned	4,696,887	41,645,912	–	–
Unrealized depreciation on forward foreign currency contracts	573,664	–	–	–
Unrealized depreciation on forward premium swaptions	3,668	–	–	–
Payable for unified fees	–	153,553	–	–
Payable for investment management fees	106,404	–	2,279,786	328,588
Payable for distribution and shareholder service fees	60,529	67,642	1,021,671	27,181
Payable to trustees under the deferred compensation plan (Note 6)	20,159	28,955	232,644	60,574
Payable for trustee fees	587	–	9,709	1,274
Other accrued expenses and liabilities	49,322	–	765,824	151,527
Written options, at fair value^	234,093	–	–	–
Total liabilities	8,550,066	42,252,864	12,590,789	631,940
NET ASSETS	$227,871,194	$401,967,075	$4,088,066,426	$536,974,436

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$237,396,913	$492,528,766	$3,490,929,726	$457,934,559
Total distributable earnings (loss)	(9,525,719)	(90,561,691)	597,136,700	79,039,877
NET ASSETS	$227,871,194	$401,967,075	$4,088,066,426	$536,974,436

+ Including securities loaned at value	$4,527,559	$40,527,767	$—	$—
* Cost of investments in securities	$214,723,348	$398,228,070	$3,272,478,671	$483,824,238
** Cost of investments in affiliates	$4,880,032	$—	$—	$—
† Cost of short-term investments	$9,563,573	$51,869,182	$24,223,000	$1,225,000
‡ Cost of foreign currencies	$68,483	$—	$—	$52
^ Premiums received on written options	$305,593	$—	$—	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Class ADV
Net assets	$46,186,362	$61,267,767	$1,497,865,467	$44,283,445
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	5,381,927	7,083,734	142,129,758	8,355,244
Net asset value and redemption price per share	$8.58	$8.65	$10.54	$5.30

Class I
Net assets	$6,008,709	$165,274,427	$1,260,097,463	$375,497,697
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	658,301	19,095,440	92,546,912	64,795,065
Net asset value and redemption price per share	$9.13	$8.66	$13.62	$5.80

Class R6
Net assets	n/a	n/a	$66,205,657	$92,855,946
Shares authorized	n/a	n/a	unlimited	unlimited
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	4,854,621	16,134,637
Net asset value and redemption price per share	n/a	n/a	$13.64	$5.76

Class S
Net assets	$173,258,444	$174,158,023	$1,219,523,726	$24,122,280
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	19,083,726	20,136,196	96,981,390	4,415,029
Net asset value and redemption price per share	$9.08	$8.65	$12.57	$5.46

Class S2
Net assets	$2,417,679	$1,266,858	$44,374,113	$215,068
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	266,719	146,301	3,628,233	39,220
Net asset value and redemption price per share	$9.06	$8.66	$12.23	$5.48

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
ASSETS:
Investments in securities at fair value+*	$327,321,452	$4,195,199,959	$186,763,190	$426,864,622
Short-term investments at fair value†	38,794,825	61,618,000	1,206,169	19,279,150
Cash	54,226	638,380	–	–
Cash collateral for futures contracts	743,792	3,398,400	–	342,500
Receivables:
Investment securities sold	–	–	–	218,126
Fund shares sold	567,869	1,200,175	456	93,108
Dividends	74,475	4,180,343	1,229,640	420,094
Interest	1,881,253	–	–	–
Foreign tax reclaims	–	–	–	22,201
Variation margin on futures contracts	72,529	–	–	–
Prepaid expenses	–	–	1,689	–
Reimbursement due from Investment Adviser	–	–	49,875	–
Other assets	13,536	183,968	21,776	25,020
Total assets	369,523,957	4,266,419,225	189,272,795	447,264,821

LIABILITIES:
Payable for investment securities purchased	8,884,212	99,376	333,889	188,905
Payable for fund shares redeemed	377,623	1,234,424	418,648	247,134
Payable upon receipt of securities loaned	16,921,825	–	–	8,860,044
Variation margin payable on futures contracts	–	178,808	–	33,786
Payable for unified fees	74,265	831,130	–	308,472
Payable for investment management fees	–	9,000	121,810	–
Payable for distribution and shareholder service fees	18,123	147,059	50,332	73,977
Payable to custodian due to bank overdraft	–	–	–	1,297
Payable to trustees under the deferred compensation plan (Note 6)	13,536	183,968	21,776	25,020
Payable for trustee fees	–	–	465	–
Other accrued expenses and liabilities	–	–	115,660	–
Total liabilities	26,289,584	2,683,765	1,062,580	9,738,635
NET ASSETS	$343,234,373	$4,263,735,460	$188,210,215	$437,526,186

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$368,568,468	$2,518,638,329	$188,326,111	$396,073,310
Total distributable earnings (loss)	(25,334,095)	1,745,097,131	(115,896)	41,452,876
NET ASSETS	$343,234,373	$4,263,735,460	$188,210,215	$437,526,186

+ Including securities loaned at value	$16,552,256	$—	$—	$8,649,694
* Cost of investments in securities	$333,586,627	$2,790,246,865	$180,361,308	$374,102,862
† Cost of short-term investments	$38,794,825	$61,618,000	$1,206,169	$19,279,150

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
Net assets	$11,267,732	$83,267,707	$38,057,700	$109,167,006
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,212,613	4,949,656	1,470,544	8,418,448
Net asset value and redemption price per share	$9.29	$16.82	$25.88	$12.97

Class I
Net assets	$273,179,704	$3,746,965,545	$3,280,910	$203,319,932
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,810,339	210,521,842	116,947	13,625,219
Net asset value and redemption price per share	$9.48	$17.80	$28.05	$14.92

Class R6
Net assets	n/a	n/a	n/a	$32,759,796
Shares authorized	n/a	n/a	n/a	unlimited
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	2,198,475
Net asset value and redemption price per share	n/a	n/a	n/a	$14.90

Class S
Net assets	$58,786,937	$260,410,692	$139,768,454	$86,417,939
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,153,781	14,843,369	4,977,989	5,965,815
Net asset value and redemption price per share	$9.55	$17.54	$28.08	$14.49

Class S2
Net assets	n/a	$173,091,516	$7,103,151	$5,861,513
Shares authorized	n/a	unlimited	unlimited	unlimited
Par value	n/a	$0.001	$0.001	$0.001
Shares outstanding	n/a	10,081,684	254,689	414,211
Net asset value and redemption price per share	n/a	$17.17	$27.89	$14.15

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,141,210	$721	$27,822,070	$12,319,840
Dividends from affiliated underlying funds	348,200	—	—	—
Interest, net of foreign taxes withheld*	7,251,992	27,133,532	17,363	7,770
Securities lending income, net	29,404	277,202	—	16,361
Other	1,125	1,863	18,306	2,412
Total investment income	9,771,931	27,413,318	27,857,739	12,346,383

EXPENSES:
Investment management fees	1,292,020	—	25,237,075	3,815,227
Unified fees	—	1,922,363	—	—
Distribution and shareholder service fees:
Class ADV	284,139	368,149	8,401,283	263,039
Class S	447,383	432,632	2,874,669	59,796
Class S2	10,100	5,891	160,218	790
Transfer agent fees:
Class ADV	12,426	—	518,723	50,462
Class I	1,593	—	455,452	412,577
Class R6	—	—	67	86
Class S	46,959	—	425,977	27,533
Class S2	661	—	14,837	227
Shareholder reporting expense	14,125	—	97,200	36,500
Registration fees	—	—	9,292	800
Professional fees	29,695	—	185,316	13,140
Custody and accounting expense	77,898	—	261,640	21,384
Trustee fees and expenses	5,873	15,825	97,089	12,739
Miscellaneous expense	21,146	—	166,869	18,121
Interest expense	514	—	18,405	4,616
Total expenses	2,244,532	2,744,860	38,924,112	4,737,037
Waived and reimbursed fees	(82,311)	(58,854)	(1,344,109)	(1,134,950)
Net expenses	2,162,221	2,686,006	37,580,003	3,602,087
Net investment income (loss)	7,609,710	24,727,312	(9,722,264)	8,744,296
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(2,513,353)	(22,818,120)	(10,259,903)	29,390,760
Sale of affiliated underlying funds	(791,678)	—	—	—
Capital gain distributions from affiliated underlying funds	13,993	—	—	—
Forward foreign currency contracts	(680,208)	—	—	—
Foreign currency related transactions	(223,153)	—	—	(85)
Futures	(753,151)	—	—	—
Swaps	(2,007,280)	88,759	—	—
Written options	1,221,015	—	—	—
Net realized gain (loss)	(5,733,815)	(22,729,361)	(10,259,903)	29,390,675
Net change in unrealized appreciation (depreciation) on:
Investments	21,540,364	42,803,261	1,257,178,882	27,584,097
Sale of investments in affiliates	168,788	—	—	—
Affiliated underlying funds	824,644	—	—	—
Forward foreign currency contracts	(72,375)	—	—	—
Foreign currency related transactions	5,809	—	—	5,077
Futures	799,380	—	—	—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023 (CONTINUED)

	Voya Balanced Income Portfolio	Voya High Yield Portfolio	Voya Large Cap Growth Portfolio	Voya Large Cap Value Portfolio
Swaps	(197,461)	—	—	—
Written options	56,924	—	—	—
Net change in unrealized appreciation (depreciation)	23,126,073	42,803,261	1,257,178,882	27,589,174
Net realized and unrealized gain	17,392,258	20,073,900	1,246,918,979	56,979,849
Increase in net assets resulting from operations	$25,001,968	$44,801,212	$1,237,196,715	$65,724,145
* Foreign taxes withheld	$60,353	$—	$—	$31,467

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	Voya Limited Maturity Bond Portfolio	Voya U.S. Stock Index Portfolio	VY® CBRE Real Estate Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$917,036	$73,586,218	$6,188,420	$6,243,486
Interest, net of foreign taxes withheld*	14,290,424	162,972	507	19,803
Securities lending income, net	48,447	52,214	1,083	69,569
Other	1,710	21,591	893	2,181
Total investment income	15,257,617	73,822,995	6,190,903	6,335,039

EXPENSES:
Investment management fees	—	—	1,579,784	—
Unified fees	985,522	11,651,019	—	3,938,190
Distribution and shareholder service fees:
Class ADV	74,530	423,450	225,905	629,989
Class S	141,705	609,136	342,401	212,625
Class S2	—	617,192	28,117	23,868
Transfer agent fees:
Class ADV	—	—	55,112	—
Class I	—	—	6,326	—
Class S	—	—	200,487	—
Class S2	—	—	10,290	—
Shareholder reporting expense	—	—	12,775	—
Professional fees	—	—	14,600	—
Custody and accounting expense	—	—	12,655	—
Trustee fees and expenses	14,574	186,756	4,649	18,666
Miscellaneous expense	—	—	16,448	—
Interest expense	—	44,514	1,088	—
Total expenses	1,216,331	13,532,067	2,510,637	4,823,338
Waived and reimbursed fees	—	(288,702)	(645,933)	—
Brokerage commission recapture	—	—	(3,906)	(56,645)
Net expenses	1,216,331	13,243,365	1,860,798	4,766,693
Net investment income	14,041,286	60,579,630	4,330,105	1,568,346

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,623,437)	1,961,352,747	(8,339,567)	(8,778,547)
Foreign currency related transactions	—	—	(33)	(1)
Futures	(2,786,715)	4,237,547	—	493,191
Swaps	(55,336	—	—	—
Net realized gain (loss)	(6,465,488)	1,965,590,294	(8,339,600)	(8,285,357)
Net change in unrealized appreciation (depreciation) on:
Investments	7,859,797	(884,349,608)	28,351,613	56,180,205
Foreign currency related transactions	—	—	(19)	—
Futures	930,220	7,000,896	—	201,924
Swaps	18,908	—	—	—
Net change in unrealized appreciation (depreciation)	8,808,925	(877,348,712)	28,351,594	56,382,129
Net realized and unrealized gain	2,343,437	1,088,241,582	20,011,994	48,096,772
Increase in net assets resulting from operations	$16,384,723	$1,148,821,212	$24,342,099	$49,665,118

* Foreign taxes withheld	$8,667	$18,169	$6,578	$26,151

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Income Portfolio		Voya High Yield Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$7,609,710	$6,771,883	$24,727,312	$24,490,655
Net realized loss	(5,733,815)	(14,007,354)	(22,729,361)	(11,011,626)
Net change in unrealized appreciation (depreciation)	23,126,073	(37,828,278)	42,803,261	(75,961,739)

Increase (decrease) in net assets resulting from operations	25,001,968	(45,063,749)	44,801,212	(62,482,710)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(1,227,818)	(5,715,910)	(3,705,327)	(3,429,876)
Class I	(189,048)	(710,593)	(10,392,759)	(9,394,423)
Class S	(5,048,114)	(22,630,119)	(11,049,941)	(10,989,475)
Class S2	(65,675)	(339,825)	(91,781)	(95,016)
Total distributions	(6,530,655)	(29,396,447)	(25,239,808)	(23,908,790)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,032,986	8,540,090	32,449,656	20,339,766
Reinvestment of distributions	6,530,655	29,396,446	25,239,808	23,908,789
	12,563,641	37,936,536	57,689,464	44,248,555
Cost of shares redeemed	(45,081,247)	(55,305,413)	(69,392,592)	(79,676,796)
Net decrease in net assets resulting from capital share transactions	(32,517,606)	(17,368,877)	(11,703,128)	(35,428,241
Net increase (decrease) in net assets	(14,046,293)	(91,829,073)	7,858,276	(121,819,741)

NET ASSETS:
Beginning of year or period	241,917,487	333,746,560	394,108,799	515,928,540
End of year or period	$227,871,194	$241,917,487	$401,967,075	$394,108,799

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Large Cap Growth Portfolio		Voya Large Cap Value Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income (loss)	$(9,722,264)	$(11,735,563)	$8,744,296	$7,790,862
Net realized gain (loss)	(10,259,903)	(183,393,089)	29,390,675	6,780,719
Net change in unrealized appreciation (depreciation)	1,257,178,882	(1,569,710,336)	27,589,174	(34,659,944)

Increase (decrease) in net assets resulting from operations	1,237,196,715	(1,764,838,988)	65,724,145	(20,088,363)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	—	(592,084,304)	(1,303,610)	(28,444,970)
Class I	—	(490,216,573)	(9,303,366)	(213,097,315)
Class R6	—	(21,991,187)	(2,631,959)	(44,878,039)
Class S	—	(453,060,853)	(693,315)	(16,691,357)
Class S2	—	(16,012,415)	(5,538)	(112,240)
Total distributions	—	(1,573,365,332)	(13,937,788)	(303,223,921)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	83,341,744	71,552,407	27,918,362	95,303,169
Reinvestment of distributions	—	1,573,365,332	13,937,788	303,223,921
	83,341,744	1,644,917,739	41,856,150	398,527,090
Cost of shares redeemed	(904,081,988)	(606,794,736)	(57,465,256)	(57,603,015)
Net increase (decrease) in net assets resulting from capital share transactions	(820,740,244)	1,038,123,003	(15,609,106)	340,924,075
Net increase (decrease) in net assets	416,456,471	(2,300,081,317)	36,177,251	17,611,791

NET ASSETS:
Beginning of year or period	3,671,609,955	5,971,691,272	500,797,185	483,185,394
End of year or period	$4,088,066,426	$3,671,609,955	$536,974,436	$500,797,185

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Limited Maturity Bond Portfolio		Voya U.S. Stock Index Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$14,041,286	$7,994,619	$60,579,630	$99,081,208
Net realized gain (loss)	(6,465,488)	(14,098,575)	1,965,590,294	407,062,656
Net change in unrealized appreciation (depreciation)	8,808,925	(13,195,755)	(877,348,712)	(2,023,382,245)

Increase (decrease) in net assets resulting from operations	16,384,723	(19,299,711)	1,148,821,212	(1,517,238,381)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(424,110)	(191,594)	(9,031,029)	(9,186,914)
Class I	(11,622,668)	(5,799,067)	(407,886,465)	(412,241,517)
Class P2*	—	—	—	(311,008,187)
Class S	(2,156,802)	(984,463)	(26,935,088)	(26,591,210)
Class S2	—	—	(17,290,587)	(17,065,903)
Total distributions	(14,203,580)	(6,975,124)	(461,143,169)	(776,093,731)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	59,426,259	80,827,028	468,597,054	1,666,419,998
Reinvestment of distributions	14,198,443	6,975,124	461,143,169	776,093,731
	73,624,702	87,802,152	929,740,223	2,442,513,729
Cost of shares redeemed	(105,634,585)	(104,372,094)	(4,290,950,365)	(1,937,759,843)
Net increase (decrease) in net assets resulting from capital share transactions	(32,009,883)	(16,569,942)	(3,361,210,142)	504,753,886
Net decrease in net assets	(29,828,740)	(42,844,777)	(2,673,532,099)	(1,788,578,226)

NET ASSETS:
Beginning of year or period	373,063,113	415,907,890	6,937,267,559	8,725,845,785
End of year or period	$343,234,373	$373,063,113	$4,263,735,460	$6,937,267,559

*Class P2 of Voya U.S. Stock Index Portfolio was fully redeemed on close of business 1/27/2023.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® CBRE Real Estate Portfolio		VY® JPMorgan Small Cap Core Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$4,330,105	$4,201,420	$1,568,346	$1,224,430
Net realized gain (loss)	(8,339,600)	15,370,332	(8,285,357)	31,953,771
Net change in unrealized appreciation (depreciation)	28,351,594	(101,056,951)	56,382,129	(150,024,553)

Increase (decrease) in net assets resulting from operations	24,342,099	(81,485,199)	49,665,118	(116,846,352)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(3,418,264)	(9,017,013)	(7,725,895)	(22,591,888)
Class I	(329,319)	(1,797,658)	(16,187,878)	(43,363,601)
Class R6	—	—	(2,175,104)	(16,351,890)
Class S	(12,007,871)	(32,299,094)	(5,759,805)	(16,906,879)
Class S2	(610,894)	(1,695,919)	(415,060)	(1,225,506)
Total distributions	(16,366,348)	(44,809,684)	(32,263,742)	(100,439,764)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,643,347	10,951,621	29,304,622	65,235,304
Reinvestment of distributions	16,366,348	44,809,684	32,263,742	100,439,764
	21,009,695	55,761,305	61,568,364	165,675,068
Cost of shares redeemed	(38,069,753)	(48,786,120)	(100,850,572)	(174,554,190)
Net increase (decrease) in net assets resulting from capital share transactions	(17,060,058)	6,975,185	(39,282,208)	(8,879,122)
Net decrease in net assets	(9,084,307)	(119,319,698)	(21,880,832)	(226,165,238)

NET ASSETS:
Beginning of year or period	197,294,522	316,614,220	459,407,018	685,572,256
End of year or period	$188,210,215	$197,294,522	$437,526,186	$459,407,018

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets			Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Balanced Income Portfolio
Class ADV
12-31-23	7.93	0.24•	0.62	0.86	0.21	—	—	0.21	—	8.58	11.02	1.24	1.20	1.20	2.95	46,186	142
12-31-22	10.39	0.19•	(1.67)	(1.48)	0.18	0.80	—	0.98	—	7.93	(14.30)	1.24	1.20	1.20	2.13	48,684	104
12-31-21	9.77	0.17•	0.67	0.84	0.22	—	—	0.22	—	10.39	8.65	1.22	1.20	1.20	1.69	65,611	133
12-31-20	10.65	0.21•	(0.01)	0.20	0.36	0.72	—	1.08	—	9.77	2.80	1.22	1.20	1.20	2.20	66,515	69
12-31-19	10.05	0.30•	1.47	1.77	0.50	0.67	—	1.17	—	10.65	17.93	1.26	1.22	1.22	2.79	78,155	231
Class I
12-31-23	8.43	0.31•	0.66	0.97	0.27	—	—	0.27	—	9.13	11.68	0.64	0.60	0.60	3.56	6,009	142
12-31-22	10.99	0.26•	(1.77)	(1.51)	0.25	0.80	—	1.05	—	8.43	(13.78)	0.64	0.60	0.60	2.73	6,024	104
12-31-21	10.31	0.25•	0.71	0.96	0.28	—	—	0.28	—	10.99	9.42	0.62	0.60	0.60	2.29	7,878	133
12-31-20	11.19	0.29•	(0.03)	0.26	0.42	0.72	—	1.14	—	10.31	3.33	0.62	0.60	0.60	2.79	7,943	69
12-31-19	10.50	0.38•	1.55	1.93	0.57	0.67	—	1.24	—	11.19	18.73	0.66	0.62	0.62	3.38	8,836	231
Class S
12-31-23	8.38	0.29•	0.66	0.95	0.25	—	—	0.25	—	9.08	11.42	0.89	0.85	0.85	3.30	173,258	142
12-31-22	10.92	0.23•	(1.75)	(1.52)	0.22	0.80	—	1.02	—	8.38	(13.97)	0.89	0.85	0.85	2.47	184,513	104
12-31-21	10.25	0.22•	0.70	0.92	0.25	—	—	0.25	—	10.92	9.09	0.87	0.85	0.85	2.04	256,146	133
12-31-20	11.13	0.26•	(0.03)	0.23	0.39	0.72	—	1.11	—	10.25	3.03	0.87	0.85	0.85	2.55	266,536	69
12-31-19	10.45	0.36•	1.52	1.88	0.53	0.67	—	1.20	—	11.13	18.40	0.91	0.87	0.87	3.18	295,942	231
Class S2
12-31-23	8.36	0.27•	0.66	0.93	0.23	—	—	0.23	—	9.06	11.20	1.04	1.00	1.00	3.15	2,418	142
12-31-22	10.89	0.22•	(1.75)	(1.53)	0.20	0.80	—	1.00	—	8.36	(14.14)	1.04	1.00	1.00	2.32	2,698	104
12-31-21	10.22	0.20•	0.70	0.90	0.23	—	—	0.23	—	10.89	8.88	1.02	1.00	1.00	1.89	4,112	133
12-31-20	11.10	0.27	(0.04)	0.23	0.39	0.72	—	1.11	—	10.22	3.02	1.02	1.00	1.00	2.40	5,189	69
12-31-19	10.43	0.32	1.54	1.86	0.52	0.67	—	1.19	—	11.10	18.15	1.06	1.02	1.02	2.97	5,679	231
Voya High Yield Portfolio
Class ADV
12-31-23	8.23	0.50•	0.43	0.93	0.51	—	—	0.51	—	8.65	11.63	1.09	1.08	1.08	5.91	61,268	47
12-31-22	9.94	0.46•	(1.72)	(1.26)	0.45	—	—	0.45	—	8.23	(12.83)	1.10	1.08	1.08	5.22	61,172	21
12-31-21	9.96	0.45•	0.01	0.46	0.46	—	0.02	0.48	—	9.94	4.65	1.10	1.08	1.08	4.52	79,216	63
12-31-20	9.94	0.46•	0.03	0.49	0.46	—	0.01	0.47	—	9.96	5.26	1.10	1.08	1.08	4.80	80,017	90
12-31-19	9.09	0.50	0.83	1.33	0.48	—	—	0.48	—	9.94	14.82	1.10	1.08	1.08	5.20	87,540	59
Class I
12-31-23	8.24	0.55•	0.43	0.98	0.56	—	—	0.56	—	8.66	12.28	0.49	0.48	0.48	6.51	165,274	47
12-31-22	9.95	0.51•	(1.72)	(1.21)	0.50	—	—	0.50	—	8.24	(12.28)	0.50	0.48	0.48	5.83	152,175	21
12-31-21	9.97	0.51•	0.01	0.52	0.52	—	0.02	0.54	—	9.95	5.28	0.50	0.48	0.48	5.12	189,224	63
12-31-20	9.94	0.51•	0.05	0.56	0.52	—	0.01	0.53	—	9.97	6.00	0.50	0.48	0.48	5.40	191,358	90
12-31-19	9.10	0.57•	0.81	1.38	0.54	—	—	0.54	—	9.94	15.37	0.50	0.48	0.48	5.84	189,247	59
Class S
12-31-23	8.23	0.52•	0.44	0.96	0.54	—	—	0.54	—	8.65	12.01	0.74	0.73	0.73	6.26	174,158	47
12-31-22	9.94	0.49•	(1.72)	(1.23)	0.48	—	—	0.48	—	8.23	(12.52)	0.75	0.73	0.73	5.56	179,355	21
12-31-21	9.96	0.48•	0.01	0.49	0.49	—	0.02	0.51	—	9.94	5.01	0.75	0.73	0.73	4.87	244,800	63
12-31-20	9.94	0.49•	0.04	0.53	0.50	—	0.01	0.51	—	9.96	5.63	0.75	0.73	0.73	5.15	266,537	90
12-31-19	9.09	0.54	0.82	1.36	0.51	—	—	0.51	—	9.94	15.22	0.75	0.73	0.73	5.54	307,506	59
Class S2
12-31-23	8.24	0.51•	0.43	0.94	0.52	—	—	0.52	—	8.66	11.83	0.89	0.88	0.88	6.10	1,267	47
12-31-22	9.95	0.48•	(1.72)	(1.24)	0.47	—	—	0.47	—	8.24	(12.63)	0.90	0.88	0.88	5.34	1,407	21
12-31-21	9.97	0.47•	0.01	0.48	0.48	—	0.02	0.50	—	9.95	4.86	0.90	0.88	0.88	4.72	2,688	63
12-31-20	9.95	0.48•	0.03	0.51	0.48	—	0.01	0.49	—	9.97	5.48	0.90	0.88	0.88	4.99	3,119	90
12-31-19	9.11	0.51	0.83	1.34	0.50	—	—	0.50	—	9.95	14.91	0.90	0.88	0.88	5.37	3,012	59

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Large Cap Growth Portfolio
Class ADV
12-31-23	7.69	(0.05)•	2.90	2.85	—	—	—	—	—	10.54	37.06	1.31	1.27	1.27	(0.56)	1,497,865	57
12-31-22	19.43	(0.07)•	(5.77)	(5.84)	—	5.90	—	5.90	—	7.69	(30.97)	1.31	1.27	1.27	(0.58)	1,263,757	47
12-31-21	20.45	(0.14)•	3.76	3.62	—	4.64	—	4.64	—	19.43	18.89	1.30	1.27	1.27	(0.68)	2,085,856	72
12-31-20	17.96	(0.08)	5.00	4.92	—	2.43	—	2.43	—	20.45	30.11	1.32	1.27	1.27	(0.43)	2,073,088	86
12-31-19	16.37	(0.01)	4.97	4.96	0.02	3.35	—	3.37	—	17.96	31.90	1.27	1.27	1.27	(0.05)	1,890,631	78
Class I
12-31-23	9.88	0.01•	3.73	3.74	—	—	—	—	—	13.62	37.86	0.71	0.67	0.67	0.05	1,260,097	57
12-31-22	22.48	0.00*•	(6.70)	(6.70)	—	5.90	—	5.90	—	9.88	(30.50)	0.71	0.67	0.67	0.02	1,251,871	47
12-31-21	22.90	(0.02)•	4.24	4.22	—	4.64	—	4.64	—	22.48	19.55	0.70	0.67	0.67	(0.07)	1,937,889	72
12-31-20	19.83	0.04	5.57	5.61	0.11	2.43	—	2.54	—	22.90	30.88	0.72	0.67	0.67	0.17	2,436,873	86
12-31-19	17.78	0.11	5.43	5.54	0.14	3.35	—	3.49	—	19.83	32.77	0.67	0.67	0.67	0.54	2,000,466	78
Class R6
12-31-23	9.90	0.01•	3.73	3.74	—	—	—	—	—	13.64	37.78	0.67	0.67	0.67	0.05	66,206	57
12-31-22	22.50	0.00*•	(6.70)	(6.70)	—	5.90	—	5.90	—	9.90	(30.47)	0.68	0.67	0.67	0.02	53,900	47
12-31-21	22.91	(0.02)•	4.25	4.23	—	4.64	—	4.64	—	22.50	19.58	0.67	0.67	0.67	(0.08)	95,588	72
12-31-20	19.84	0.03	5.58	5.61	0.11	2.43	—	2.54	—	22.91	30.86	0.67	0.67	0.67	0.16	88,303	86
12-31-19	17.78	0.11	5.44	5.55	0.14	3.35	—	3.49	—	19.84	32.82	0.67	0.67	0.67	0.54	59,938	78
Class S
12-31-23	9.15	(0.02)•	3.44	3.42	—	—	—	—	—	12.57	37.38	0.96	0.92	0.92	(0.21)	1,219,524	57
12-31-22	21.47	(0.03)•	(6.39)	(6.42)	—	5.90	—	5.90	—	9.15	(30.66)	0.96	0.92	0.92	(0.23)	1,066,004	47
12-31-21	22.10	(0.07)•	4.08	4.01	—	4.64	—	4.64	—	21.47	19.28	0.95	0.92	0.92	(0.33)	1,787,956	72
12-31-20	19.21	(0.01)	5.38	5.37	0.05	2.43	—	2.48	—	22.10	30.59	0.97	0.92	0.92	(0.08)	1,867,154	86
12-31-19	17.31	0.06	5.27	5.33	0.08	3.35	—	3.43	—	19.21	32.41	0.92	0.92	0.92	0.30	1,839,829	78
Class S2
12-31-23	8.91	(0.04)•	3.36	3.32	—	—	—	—	—	12.23	37.26	1.11	1.07	1.07	(0.36)	44,374	57
12-31-22	21.16	(0.05)•	(6.30)	(6.35)	—	5.90	—	5.90	—	8.91	(30.80)	1.11	1.07	1.07	(0.38)	36,077	47
12-31-21	21.87	(0.10)•	4.03	3.93	—	4.64	—	4.64	—	21.16	19.10	1.10	1.07	1.07	(0.48)	64,403	72
12-31-20	19.03	(0.04)	5.33	5.29	0.02	2.43	—	2.45	—	21.87	30.43	1.12	1.07	1.07	(0.22)	65,511	86
12-31-19	17.18	0.04	5.21	5.25	0.05	3.35	—	3.40	—	19.03	32.16	1.07	1.07	1.07	0.15	61,219	78
Voya Large Cap Value Portfolio
Class ADV
12-31-23	4.83	0.06•	0.57	0.63	0.09	0.07	—	0.16	—	5.30	13.03	1.48	1.24	1.24	1.18	44,283	82
12-31-22	13.67	0.08•	(1.13)	(1.05)	0.06	7.73	—	7.79	—	4.83	(3.88)	1.50	1.24	1.24	1.02	46,054	74
12-31-21	11.16	0.08•	2.83	2.91	0.22	0.18	—	0.40	—	13.67	26.24	1.42	1.24	1.24	0.66	52,418	82
12-31-20	11.96	0.15	0.26	0.41	0.18	1.03	—	1.21	—	11.16	5.61	1.43	1.24	1.24	1.43	47,671	130
12-31-19	10.48	0.17	2.34	2.51	0.18	0.85	—	1.03	—	11.96	24.45	1.35	1.24	1.24	1.40	53,098	95
Class I
12-31-23	5.23	0.10•	0.62	0.72	0.08	0.07	—	0.15	—	5.80	13.73	0.88	0.64	0.64	1.78	375,498	82
12-31-22	14.04	0.13•	(1.13)	(1.00)	0.08	7.73	—	7.81	—	5.23	(3.21)	0.90	0.64	0.64	1.62	357,384	74
12-31-21	11.45	0.17•	2.90	3.07	0.30	0.18	—	0.48	—	14.04	26.99	0.82	0.64	0.64	1.26	386,934	82
12-31-20	12.22	0.22	0.28	0.50	0.24	1.03	—	1.27	—	11.45	6.28	0.83	0.64	0.64	2.02	329,385	130
12-31-19	10.69	0.24	2.39	2.63	0.25	0.85	—	1.10	—	12.22	25.12	0.75	0.64	0.64	2.00	367,345	95
Class R6
12-31-23	5.21	0.10•	0.62	0.72	0.10	0.07	—	0.17	—	5.76	13.80	0.77	0.64	0.64	1.77	92,856	82
12-31-22	14.03	0.12•	(1.12)	(1.00)	0.09	7.73	—	7.82	—	5.21	(3.26)	0.78	0.64	0.64	1.71	72,042	74
12-31-21	11.44	0.19•	2.88	3.07	0.30	0.18	—	0.48	—	14.03	27.02	0.76	0.64	0.64	1.41	12,976	82
12-31-20	12.21	0.21•	0.29	0.50	0.24	1.03	—	1.27	—	11.44	6.27	0.77	0.64	0.64	2.01	230	130
12-31-19	10.68	0.25•	2.38	2.63	0.25	0.85	—	1.10	—	12.21	25.14	0.75	0.64	0.64	2.16	306	95

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya Large Cap Value Portfolio (continued)
Class S
12-31-23	4.96	0.08•	0.58	0.66	0.09	0.07	—	0.16	—	5.46	13.28	1.13	0.89	0.89	1.53	24,122	82
12-31-22	13.78	0.10•	(1.11)	(1.01)	0.08	7.73	—	7.81	—	4.96	(3.47)	1.15	0.89	0.89	1.36	25,128	74
12-31-21	11.25	0.13•	2.85	2.98	0.27	0.18	—	0.45	—	13.78	26.67	1.07	0.89	0.89	0.99	30,661	82
12-31-20	12.04	0.19	0.27	0.46	0.22	1.03	—	1.25	—	11.25	5.97	1.08	0.89	0.89	1.78	611,514	130
12-31-19	10.55	0.20•	2.36	2.56	0.22	0.85	—	1.07	—	12.04	24.78	1.00	0.89	0.89	1.75	665,553	95
Class S2
12-31-23	4.97	0.07•	0.59	0.66	0.08	0.07	—	0.15	—	5.48	13.24	1.28	1.04	1.04	1.38	215	82
12-31-22	13.80	0.09•	(1.12)	(1.03)	0.07	7.73	—	7.80	—	4.97	(3.69)	1.28	1.04	1.04	1.23	189	74
12-31-21	11.27	0.11•	2.85	2.96	0.25	0.18	—	0.43	—	13.80	26.43	1.22	1.04	1.04	0.87	196	82
12-31-20	12.06	0.17•	0.27	0.44	0.20	1.03	—	1.23	—	11.27	5.86	1.23	1.04	1.04	1.63	154	130
12-31-19	10.56	0.19•	2.36	2.55	0.20	0.85	—	1.05	—	12.06	24.63	1.15	1.04	1.04	1.60	145	95
Voya Limited Maturity Bond Portfolio
Class ADV
12-31-23	9.23	0.31•	0.07	0.38	0.32	—	—	0.32	—	9.29	4.17	0.88	0.88	0.88	3.38	11,268	281
12-31-22	9.87	0.14•	(0.66)	(0.52)	0.12	—	—	0.12	—	9.23	(5.26)	0.88	0.88	0.88	1.53	13,671	306
12-31-21	10.03	0.05•	(0.10)	(0.05)	0.11	—	—	0.11	—	9.87	(0.55)	0.88	0.88	0.88	0.47	14,958	253
12-31-20	9.91	0.12	0.16	0.28	0.16	—	—	0.16	—	10.03	2.87	0.88	0.88	0.88	1.15	15,016	263
12-31-19	9.68	0.19	0.16	0.35	0.12	—	—	0.12	—	9.91	3.66	0.89	0.89	0.89	1.85	15,579	330
Class I
12-31-23	9.42	0.38•	0.06	0.44	0.38	—	—	0.38	—	9.48	4.79	0.28	0.28	0.28	3.99	273,180	281
12-31-22	10.07	0.21•	(0.68)	(0.47)	0.18	—	—	0.18	—	9.42	(4.66)	0.28	0.28	0.28	2.16	301,980	306
12-31-21	10.23	0.11•	(0.10)	0.01	0.17	—	—	0.17	—	10.07	0.08	0.28	0.28	0.28	1.06	329,913	253
12-31-20	10.11	0.17•	0.18	0.35	0.23	—	—	0.23	—	10.23	3.46	0.28	0.28	0.28	1.70	332,196	263
12-31-19	9.87	0.24	0.19	0.43	0.19	—	—	0.19	—	10.11	4.33	0.29	0.29	0.29	2.44	197,182	330
Class S
12-31-23	9.49	0.36•	0.06	0.42	0.36	—	—	0.36	—	9.55	4.52	0.53	0.53	0.53	3.75	58,787	281
12-31-22	10.15	0.18•	(0.68)	(0.50)	0.16	—	—	0.16	—	9.49	(4.94)	0.53	0.53	0.53	1.87	57,412	306
12-31-21	10.31	0.08•	(0.10)	(0.02)	0.14	—	—	0.14	—	10.15	(0.16)	0.53	0.53	0.53	0.82	71,037	253
12-31-20	10.19	0.16	0.16	0.32	0.20	—	—	0.20	—	10.31	3.19	0.53	0.53	0.53	1.50	71,911	263
12-31-19	9.95	0.22	0.18	0.40	0.16	—	—	0.16	—	10.19	4.06	0.54	0.54	0.54	2.20	75,066	330
Voya U.S. Stock Index Portfolio
Class ADV
12-31-23	15.01	0.14•	3.54	3.68	0.17	1.70	—	1.87	—	16.82	25.25	0.80	0.80	0.80	0.89	83,268	6
12-31-22	20.92	0.14•	(4.09)	(3.95)	0.14	1.82	—	1.96	—	15.01	(18.78)	0.80	0.80	0.80	0.82	73,855	8
12-31-21	18.21	0.12•	4.72	4.84	0.11	2.02	—	2.13	—	20.92	27.66	0.80	0.80	0.80	0.61	99,373	3
12-31-20	16.38	0.18	2.55	2.73	0.24	0.66	—	0.90	—	18.21	17.48	0.79	0.79	0.79	1.03	100,049	9
12-31-19	13.44	0.19•	3.82	4.01	0.17	0.90	—	1.07	—	16.38	30.43	0.80	0.80	0.80	1.22	102,813	9
Class I
12-31-23	15.78	0.24•	3.74	3.98	0.26	1.70	—	1.96	—	17.80	25.93	0.27	0.27	0.27	1.42	3,746,966	6
12-31-22	21.87	0.24•	(4.28)	(4.04)	0.23	1.82	—	2.05	—	15.78	(18.35)	0.27	0.27	0.27	1.35	3,602,730	8
12-31-21	18.94	0.23•	4.95	5.18	0.23	2.02	—	2.25	—	21.87	28.37	0.27	0.27	0.27	1.14	4,525,779	3
12-31-20	16.99	0.28	2.66	2.94	0.33	0.66	—	0.99	—	18.94	18.11	0.26	0.26	0.26	1.55	4,258,517	9
12-31-19	13.90	0.26	3.99	4.25	0.26	0.90	—	1.16	—	16.99	31.12	0.27	0.27	0.27	1.75	4,065,091	9
Class S
12-31-23	15.57	0.20•	3.67	3.87	0.20	1.70	—	1.90	—	17.54	25.56	0.52	0.51	0.51	1.18	260,411	6
12-31-22	21.60	0.20•	(4.22)	(4.02)	0.19	1.82	—	2.01	—	15.57	(18.50)	0.52	0.51	0.51	1.11	224,160	8
12-31-21	18.74	0.18•	4.88	5.06	0.18	2.02	—	2.20	—	21.60	28.02	0.52	0.51	0.51	0.90	303,248	3
12-31-20	16.82	0.24	2.63	2.87	0.29	0.66	—	0.95	—	18.74	17.87	0.51	0.50	0.50	1.32	280,432	9
12-31-19	13.80	0.23•	3.94	4.17	0.25	0.90	—	1.15	—	16.82	30.77	0.52	0.51	0.51	1.46	283,768	9

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya U.S. Stock Index Portfolio (continued)
Class S2
12-31-23	15.31	0.17•	3.61	3.78	0.22	1.70	—	1.92	—	17.17	25.38	0.67	0.67	0.67	1.02	173,092	6
12-31-22	21.28	0.17•	(4.16)	(3.99)	0.16	1.82	—	1.98	—	15.31	(18.63)	0.67	0.67	0.67	0.95	142,580	8
12-31-21	18.49	0.15•	4.81	4.96	0.15	2.02	—	2.17	—	21.28	27.85	0.67	0.67	0.67	0.74	181,812	3
12-31-20	16.62	0.20	2.59	2.79	0.26	0.66	—	0.92	—	18.49	17.62	0.66	0.66	0.66	1.16	151,642	9
12-31-19	13.62	0.21•	3.88	4.09	0.19	0.90	—	1.09	—	16.62	30.60	0.67	0.67	0.67	1.35	149,297	9
VY® CBRE Real Estate Portfolio
Class ADV
12-31-23	24.94	0.51•	2.79	3.30	0.59	1.77	—	2.36	—	25.88	13.62	1.63	1.28	1.28	2.07	38,058	73
12-31-22	43.39	0.46•	(11.98)	(11.52)	0.46	6.47	—	6.93	—	24.94	(27.40)	1.61	1.28	1.28	1.44	38,305	62
12-31-21	29.09	0.37•	14.50	14.87	0.57	—	—	0.57	—	43.39	51.46	1.62	1.28	1.28	1.02	63,318	67
12-31-20	36.39	0.41•	(3.54)	(3.13)	0.66	3.51	—	4.17	—	29.09	(6.89)	1.63	1.28	1.28	1.38	48,781	103
12-31-19	29.16	0.51•	7.53	8.04	0.63	0.18	—	0.81	—	36.39	27.71	1.46	1.31	1.31	1.49	63,873	69
Class I
12-31-23	26.92	0.56•	3.18	3.74	0.84	1.77	—	2.61	—	28.05	14.31	1.03	0.68	0.68	2.07	3,281	73
12-31-22	46.19	0.72•	(12.81)	(12.09)	0.71	6.47	—	7.18	—	26.92	(26.97)	1.01	0.68	0.68	2.10	8,128	62
12-31-21	30.88	0.62•	15.41	16.03	0.72	—	—	0.72	—	46.19	52.34	1.02	0.68	0.68	1.65	11,745	67
12-31-20	38.38	0.55•	(3.64)	(3.09)	0.90	3.51	—	4.41	—	30.88	(6.32)	1.03	0.68	0.68	1.76	14,403	103
12-31-19	30.72	0.68•	8.01	8.69	0.85	0.18	—	1.03	—	38.38	28.47	0.86	0.71	0.71	1.88	24,412	69
Class S
12-31-23	26.88	0.64•	3.03	3.67	0.70	1.77	—	2.47	—	28.08	14.04	1.28	0.93	0.93	2.41	139,768	73
12-31-22	46.11	0.62•	(12.77)	(12.15)	0.61	6.47	—	7.08	—	26.88	(27.14)	1.26	0.93	0.93	1.80	143,264	62
12-31-21	30.87	0.52•	15.39	15.91	0.67	—	—	0.67	—	46.11	51.96	1.27	0.93	0.93	1.37	227,726	67
12-31-20	38.32	0.53•	(3.68)	(3.15)	0.79	3.51	—	4.30	—	30.87	(6.53)	1.28	0.93	0.93	1.71	173,126	103
12-31-19	30.67	0.66•	7.93	8.59	0.76	0.18	—	0.94	—	38.32	28.15	1.11	0.96	0.96	1.82	230,346	69
Class S2
12-31-23	26.70	0.59•	3.01	3.60	0.64	1.77	—	2.41	—	27.89	13.86	1.43	1.08	1.08	2.24	7,103	73
12-31-22	45.78	0.54•	(12.65)	(12.11)	0.50	6.47	—	6.97	—	26.70	(27.25)	1.41	1.08	1.08	1.58	7,597	62
12-31-21	30.64	0.46•	15.28	15.74	0.60	—	—	0.60	—	45.78	51.74	1.42	1.08	1.08	1.21	13,826	67
12-31-20	38.07	0.46•	(3.64)	(3.18)	0.74	3.51	—	4.25	—	30.64	(6.69)	1.43	1.08	1.08	1.49	11,420	103
12-31-19	30.47	0.60•	7.88	8.48	0.70	0.18	—	0.88	—	38.07	27.97	1.26	1.11	1.11	1.67	15,394	69
VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV
12-31-23	12.47	(0.01)•	1.46	1.45	—	0.95	—	0.95	—	12.97	11.88	1.48	1.48	1.46	(0.07)	109,167	46
12-31-22	19.30	(0.03)•	(3.59)	(3.62)	—	3.21	—	3.21	—	12.47	(18.08)	1.47	1.47	1.47	(0.18)	105,703	46
12-31-21	17.26	(0.08)•	3.14	3.06	—	1.02	—	1.02	—	19.30	17.94	1.46	1.46	1.45	(0.44)	140,945	52
12-31-20	14.90	(0.01)	2.37	2.36	—	—	—	—	—	17.26	15.84	1.47	1.47	1.46	(0.03)	128,295	71
12-31-19	15.79	0.00*	3.92	3.92	0.03	4.55	0.23	4.81	—	14.90	25.96	1.45	1.45	1.44	0.05	130,058	50
Class I
12-31-23	14.19	0.07•	1.66	1.73	0.05	0.95	—	1.00	—	14.92	12.46	0.88	0.88	0.86	0.52	203,320	46
12-31-22	21.28	0.07•	(3.95)	(3.88)	0.00*	3.21	—	3.21	—	14.19	(17.57)	0.87	0.87	0.87	0.43	229,935	46
12-31-21	18.89	0.04•	3.45	3.49	0.08	1.02	—	1.10	—	21.28	18.71	0.86	0.86	0.85	0.18	282,032	52
12-31-20	16.21	0.10	2.58	2.68	—	—	—	—	—	18.89	16.53	0.87	0.87	0.86	0.57	211,266	71
12-31-19	16.89	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.21	26.75	0.85	0.85	0.84	0.66	240,957	50
Class R6
12-31-23	14.17	0.08•	1.65	1.73	0.05	0.95	—	1.00	—	14.90	12.48	0.88	0.88	0.86	0.53	32,760	46
12-31-22	21.25	0.05•	(3.92)	(3.87)	0.00*	3.21	—	3.21	—	14.17	(17.55)	0.87	0.87	0.87	0.30	31,036	46
12-31-21	18.87	0.03•	3.45	3.48	0.08	1.02	—	1.10	—	21.25	18.67	0.86	0.86	0.85	0.16	129,718	52
12-31-20	16.20	0.11•	2.56	2.67	—	—	—	—	—	18.87	16.48	0.87	0.87	0.86	0.70	118,342	71
12-31-19	16.88	0.12	4.20	4.32	0.22	4.55	0.23	5.00	—	16.20	26.78	0.85	0.85	0.84	0.66	38,161	50

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class S
12-31-23	13.80	0.04•	1.62	1.66	0.02	0.95	—	0.97	—	14.49	12.26	1.13	1.13	1.11	0.28	86,418	46
12-31-22	20.85	0.03•	(3.87)	(3.84)	—	3.21	—	3.21	—	13.80	(17.76)	1.12	1.12	1.12	0.16	86,656	46
12-31-21	18.55	(0.02)•	3.38	3.36	0.04	1.02	—	1.06	—	20.85	18.32	1.11	1.11	1.10	(0.09)	124,185	52
12-31-20	15.95	0.05	2.55	2.60	—	—	—	—	—	18.55	16.30	1.12	1.12	1.11	0.31	122,575	71
12-31-19	16.65	0.07	4.14	4.21	0.13	4.55	0.23	4.91	—	15.95	26.39	1.10	1.10	1.09	0.37	129,784	50
Class S2
12-31-23	13.51	0.02•	1.57	1.59	—	0.95	—	0.95	—	14.15	12.00	1.28	1.28	1.26	0.13	5,862	46
12-31-22	20.52	0.00*•	(3.80)	(3.80)	—	3.21	—	3.21	—	13.51	(17.86)	1.27	1.27	1.27	0.01	6,076	46
12-31-21	18.27	(0.05)•	3.33	3.28	0.01	1.02	—	1.03	—	20.52	18.17	1.26	1.26	1.25	(0.24)	8,692	52
12-31-20	15.74	0.03	2.50	2.53	—	—	—	—	—	18.27	16.07	1.27	1.27	1.26	0.16	8,312	71
12-31-19	16.46	0.04•	4.09	4.13	0.07	4.55	0.23	4.85	—	15.74	26.20	1.25	1.25	1.24	0.22	9,014	50

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” or the “Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The eight series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Balanced Income Portfolio (“Balanced Income”), Voya High Yield Portfolio (“High Yield”), Voya Large Cap Growth Portfolio (“Large Cap Growth”), Voya Large Cap Value Portfolio (“Large Cap Value”), Voya Limited Maturity Bond Portfolio (“Limited Maturity Bond”), Voya U.S. Stock Index Portfolio (“U.S. Stock Index”), VY® CBRE Real Estate Portfolio (“CBRE Real Estate”), and VY® JPMorgan Small Cap Core Equity Portfolio (“JPMorgan Small Cap Core Equity”). All of the Portfolios are diversified except for Large Cap Growth, which is a non-diversified Portfolio of the Trust. In seeking to track the performance of the index, U.S. Stock Index may become non-diversified as a result of a change in relative market capitalizations or index weightings of one or more components of the index. As a result, whether U.S. Stock Index will be considered diversified or non-diversified at any time will depend largely on the make-up of the index at the time. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”), Class R6, Service (“Class S”) and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to Balanced Income, High Yield, Large Cap Growth, Large Cap Value, Limited Maturity Bond, and U.S. Stock Index. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method. CBRE Real Estate estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of cost of the related investments. If CBRE Real Estate no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and net capital gains distributions, if any, are declared and paid annually by High Yield and Limited Maturity Bond. Dividends from net investment income, if any, are declared and paid semi-annually and net capital gains distributions, if any, are declared and paid annually by Large Cap Value and U.S. Stock Index. For all other Portfolios, dividends from net investment income and net capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2023, the maximum amount of loss that Balanced Income would incur if its counterparties failed to perform would be $548,953 which represents the gross payments to be received on open forward foreign currency contracts, forward premium swaptions and OTC purchased options were they to be unwound as of December 31, 2023. At December 31, 2023, the Portfolio did not receive any cash collateral for open OTC derivatives.

Certain Portfolios have entered into derivative contracts that contain credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2023, Balanced Income had a liability position of $810,000 on open forward foreign currency contracts, forward premium swaptions and OTC written options. If a contingent feature would have been triggered as of December 31, 2023, the Portfolio could have been required to pay these amounts in cash to its counterparties. At December 31, 2023, Balanced Income pledged $580,000 in cash collateral for its open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.

During the year ended December 31, 2023, Balanced Income had average contract amounts on forward foreign currency contracts purchased and sold of $29,680,660 and $32,752,712, respectively. The Portfolio used forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2023.

I.     Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s

Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2023, U.S. Stock Index and JPMorgan Small Cap Core Equity have purchased futures contracts on various equity indexes to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. In addition, Balanced Income and Limited Maturity Bond had purchased and sold futures contracts on treasury futures to manage the duration and yield curve of the Portfolios. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where each Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of each Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against counterparty default.

During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables within each respective Portfolio of Investments for open futures contracts at December 31, 2023.

	Purchased	Sold
Balanced Income	$102,056,998	$24,580,122
Limited Maturity Bond	127,902,042	17,047,022
U.S. Stock Index	65,965,658	—
JPMorgan Small Cap Core Equity	4,875,642	—

J.   Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreement, plus accrued interest, being invested by a Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

price. If the seller defaults, a Portfolio might incur a loss or delay in the realization of proceeds if the value of the security collateralizing the repurchase agreement declines, and may incur disposition costs in liquidating the collateral.

Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. There were no open repurchase agreements for any Portfolio at December 31, 2023.

K.  Securities Lending. Each Portfolio may loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

L.   Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

N.  Options Contracts. Certain Portfolios may purchase put and call options and may write (sell) put options and covered call options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as an asset and equivalent liability which is subsequently marked- to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Portfolios may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

During the year ended December 31, 2023, Balanced Income had purchased and written options on exchange- traded funds with an average notional value of $26,670,898 and $13,188,732, respectively, to gain additional exposure to the high yield corporate bond market and to generate income. There were no open purchased and written options on exchange-traded funds at December 31, 2023.

During the year ended December 31, 2023, Balanced Income had purchased and written foreign currency options with a notional value of $9,648,895 and $8,747,935, respectively, to gain exposure to foreign currencies and to generate income. Please refer to the tables following the Portfolios of Investments for open purchased and written foreign currency options at December 31, 2023.

During the year ended December 31, 2023, Balanced Income had purchased and written interest rate swaptions with an average notional value of $13,621,000 and $57,611,200, respectively, to gain exposure to interest rates and to generate income. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced Income had purchased and written forward premium swaptions with an average notional value of $7,000,600 and $62,767,650, respectively, to manage duration and yield curve exposures. Please refer to the tables following the Portfolios of Investments for open purchased forward premium swaptions at December 31, 2023. There were no open written forward swaptions at December 31, 2023.

During the year ended December 31, 2023, Balanced Income had purchased and written exchange-traded options with an average notional value of $54,426,450 and $54,426,450, respectively, to manage duration and yield curve exposures and to generate income. Please refer to the tables following the Portfolios of Investments for open purchased and written exchange-traded options at December 31, 2023.

O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of an OTC swap contract is recorded on each Portfolio’s Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the current value of the investment as reported on each Portfolio’s Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2023, Balanced Income, High Yield, and Limited Maturity Bond had bought credit protection on credit default swap indices (“CDX”) and single name issuers (corporate or sovereign). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced Income used CDX swaps to gain additional exposure within various sectors and to hedge the credit risk associated with various sectors within the credit market. In addition, Balanced Income bought credit protection on single name issuers to reduce its risk exposure to defaults of corporate and/or sovereign issuers.

For the year ended December 31, 2023, Balanced Income, High Yield, and Limited Maturity Bond had an average notional amount of $2,603,333, $19,000,000, and $3,650,000, respectively, on credit default swaps to buy protection. There were no open credit default swaps to buy protection at December 31, 2023.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2023, Balanced Income had entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate (“interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on interest rate swaps was $38,582,364.

For the year ended December 31, 2023, Balanced Income had entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps was $27,889,348.

Balanced Income entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for open centrally cleared interest rate swaps at December 31, 2023.

At December 31, 2023, Balanced Income had pledged $620,000 in cash collateral for open centrally cleared interest rate swaps.

Volatility Swap Contracts. Certain Portfolios may enter into volatility swaps. Volatility swaps are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, a Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, a Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

During the year ended December 31, 2023, Balanced Income had an average notional amount of $3,341,000 on foreign currency volatility swaps (receiver). There were no open volatility swaps at December 31, 2023.

P. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
Balanced Income	$109,944,481	$118,104,444
High Yield	177,719,597	192,722,743
Large Cap Growth	2,184,754,760	2,983,111,025
Large Cap Value	415,498,698	435,761,712
Limited Maturity Bond	971,375,318	1,006,752,320
U.S. Stock Index	277,637,164	3,987,553,938
CBRE Real Estate	136,394,158	162,879,259
JPMorgan Small Cap Core Equity	201,312,171	268,704,087

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced Income	$217,169,101	$223,239,817
Limited Maturity Bond	818,376,157	856,060,397

NOTE 4 — INVESTMENT MANAGEMENT FEES

Balanced Income, Large Cap Growth, Large Cap Value and CBRE Real Estate have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Portfolio	Fee
Balanced Income	0.55% on all assets
Large Cap Growth	0.65% on the first $5.5 billion;
0.62% on the next $1.5 billion;
0.60% on the next $3 billion; and
0.59% on the amount in excess of $10 billion
Large Cap Value(1)	0.75% on the first $500 million;
0.70% on the next $1.5 billion; and
0.65% on the amount in excess of $2 billion
CBRE Real Estate(1)	0.85% on the first $200 million;
0.80% on the next $550 million; and
0.75% on the amount in excess of $750 million

__________

(1)	The Investment Adviser is contractually obligated to waive 0.010% and 0.067% of the management fee for Large Cap Value and CBRE Real Estate, respectively. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of these obligations requires approval by the Board.

With the exception of the Portfolios in the table above, the Investment Adviser provides the below Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreement, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Unified Agreement, the Investment Adviser also is responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of a Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services, licensing fees and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) based on the following annual rates of the average daily net assets of each Portfolio:

Portfolio	Fee
High Yield(2)	0.490% on the first $1 billion;
0.480% on the next $1 billion;
0.470% on the amount in excess of $2 billion
Limited Maturity Bond(3)	0.350% on the first $200 million;
0.300% on the next $300 million;
0.250% on the amount in excess of $500 million
U.S. Stock Index	0.260%
JPMorgan Small Cap Core Equity	0.900% on the first $200 million;
0.850% on the next $300 million;
0.800% on the next $250 million;
0.750% on the amount in excess of $750 million

 __________

(2)	The Investment Adviser is contractually obligated to waive 0.015%
of the Unified Fee for High Yield. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(3)	The assets of Limited Maturity Bond are aggregated with those of Voya Government Liquid Assets Portfolio, which is not included in this report, to determine the Unified Fee applicable to the Portfolio.

The Investment Adviser has entered into a sub-advisory agreement with each respective sub-adviser. These sub- advisers provide investment advice for certain Portfolios and are paid by the Investment Adviser based on the average daily net assets of the respective Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each respective Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations. The sub-advisers of the Portfolios are as follows (*denotes an affiliated sub-adviser):

Portfolio	Sub-Adviser
Balanced Income	Voya Investment Management Co. LLC*
High Yield	Voya Investment Management Co. LLC*
Large Cap Growth	Voya Investment Management Co. LLC*
Large Cap Value	Voya Investment Management Co. LLC*
Limited Maturity Bond	Voya Investment Management Co. LLC*
U.S. Stock Index	Voya Investment Management Co. LLC*
CBRE Real Estate	CBRE Investment Management Listed Real Assets LLC(1)
JPMorgan Small Cap Core Equity	J.P. Morgan Investment Management Inc.

__________

(1)	Previously known as CBRE Clarion Securities LLC.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Plan”) for each Portfolio that offers Class S and Class S2 shares. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S and Class S2 shares. Under the Plan, each Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S and Class S2 shares, respectively. Each Portfolio that offers Class S2 shares has entered into a distribution plan (the “Class S2 Plan”) with the Distributor on behalf of the Class S2 shares of the Portfolio. The Class S2 Plan provides that the Class S2 shares shall pay a distribution fee for distribution services including payments to the Distributor at an annual rate of 0.15% of the average daily net assets. The Distributor has contractually agreed to waive 0.01% of the shareholder service fee for Class S shares of U.S. Stock Index. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

Class ADV shares of the Portfolios have a shareholder service and distribution plan. The respective Portfolios pay

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

the Distributor a service fee of 0.25% and a distribution fee of 0.35% of each Portfolio’s average daily net assets attributable to Class ADV shares, except for U.S. Stock Index, which pays a distribution fee of 0.28%.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Afﬁliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	JPMorgan Small Cap Core Equity	11.64%
Voya Institutional Trust Company	Balanced Income	20.84
	High Yield	15.99
	Large Cap Growth	9.12
	Large Cap Value	9.57
	U.S. Stock Index	5.19
	CBRE Real Estate	20.78
	JPMorgan Small Cap Core Equity	39.51
Voya Retirement Growth Portfolio	U.S. Stock Index	22.13
Voya Retirement Insurance and Annuity Company	High Yield	35.21
	Large Cap Growth	28.93
	Large Cap Value	64.12
	U.S. Stock Index	12.11
	CBRE Real Estate	38.03
	JPMorgan Small Cap Core Equity	37.22
Voya Retirement Moderate Growth Portfolio	U.S. Stock Index	14.07

The Investment Adviser may direct the Portfolios’ sub- advisers to use their best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

Balanced Income, Large Cap Growth, Large Cap Value and CBRE Real Estate may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Balanced Income	$61,332
Large Cap Growth	1,410,890
Large Cap Value	490,350
CBRE Real Estate	271,652

The Portfolios may engage in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment adviser), common sub- adviser and/or common offices or trustees. For the year ended December 31, 2023, U.S. Stock Index engaged in such transactions amounting to $3,104,571,486 of in-kind sales, resulting in a net realized gain of $1,621,705,007.

NOTE 7 —EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the following Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class ADV	Class I	Class R6	Class S	Class S2
Balanced Income	1.20%	0.60%	N/A	0.85%	1.00%
Large Cap Growth(1)	1.27%	0.67%	0.67%	0.92%	1.07%
Large Cap Value(2)	1.29%	0.69%	0.69%	0.94%	1.09%
CBRE Real Estate	1.35%	0.75%	N/A	1.00%	1.15%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	The Expense side letter for Large cap Value has 1.25%, 0.65%, 0.65%, 0.90% and 1.05% for Class ADV, Class I, Class R, Class S and Class S2, respectively. Also, at the January 10, 2024 Board meeting the Board approved the expiration of this Side ELA on May 1, 2024.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 7 —EXPENSE LIMITATION AGREEMENTS (continued)

Unless otherwise specified above and with the exception of the non-recoupable management fee waivers for certain Portfolios, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

At of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates are as follows:

	December 31,
	2024	2025	2026	Total
Balanced Income	$34,723	$91,149	$20,979	$146,851
CBRE Real Estate	751,784	633,059	249,444	1,634,287

The Expense Limitation Agreements are contractual through May 1, 2024 and shall renew automatically for one- year terms. Termination or modification of this obligation requires approval by the Board.

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived and/or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Balanced Income
Class ADV	$—	$—	$12,364	$12,364
Class I	—	—	1,586	1,586
Class S	—	—	46,723	46,723
Class S2	—	—	659	659
CBRE Real Estate
Class ADV	$—	$—	$55,077	$55,077
Class I	—	—	6,174	6,174
Class S	—	—	200,356	200,356
Class S2	—	—	10,283	10,283

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The below Portfolios utilized the line of credit during the year ended December 31, 2023 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced Income	3	$1,080,000	5.71%
Large Cap Growth	4	28,609,500	5.79
Large Cap Value	11	2,401,545	6.29
U.S. Stock Index	8	34,776,375	5.98
CBRE Real Estate	2	3,337,500	5.87

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Balanced Income
Class ADV
12/31/2023	169,551	—	149,007	(1,074,975)	—	(756,417)	1,378,052	—	1,227,818	(8,759,474)	—	(6,153,604)
12/31/2022	175,025	—	712,707	(1,062,815)	—	(175,083)	1,534,923	—	5,715,909	(9,461,622)	—	(2,210,790)
Class I
12/31/2023	1,440	—	21,630	(79,596)	—	(56,526)	12,436	—	189,048	(696,027)	—	(494,543)
12/31/2022	2,324	—	83,599	(88,113)	—	(2,190)	22,418	—	710,593	(837,013)	—	(104,002)
Class S
12/31/2023	541,578	—	579,577	(4,058,410)	—	(2,937,255)	4,639,727	—	5,048,114	(35,080,271)	—	(25,392,430)
12/31/2022	681,028	—	2,674,955	(4,785,083)	—	(1,429,100)	6,843,528	—	22,630,119	(43,984,242)	—	(14,510,595)
Class S2
12/31/2023	317	—	7,549	(63,729)	—	(55,863)	2,771	—	65,675	(545,475)	—	(477,029)
12/31/2022	13,931	—	40,216	(109,120)	—	(54,973)	139,221	—	339,825	(1,022,536)	—	(543,490)
High Yield
Class ADV
12/31/2023	545,320	—	111,125	(1,334,604)	—	(678,159)	4,582,200	—	3,705,327	(11,172,677)	—	(2,885,150)
12/31/2022	357,131	—	395,361	(1,290,327)	—	(537,835)	3,113,344	—	3,429,876	(11,310,297)	—	(4,767,077)
Class I
12/31/2023	2,271,150	—	1,236,455	(2,887,262)	—	620,343	19,024,314	—	10,392,759	(24,195,849)	—	5,221,224
12/31/2022	1,022,317	—	1,081,820	(2,651,998)	—	(547,861)	9,221,349	—	9,394,423	(23,193,190)	—	(4,577,418)
Class S
12/31/2023	1,021,584	—	1,315,369	(3,991,774)	—	(1,654,821)	8,556,286	—	11,049,941	(33,446,734)	—	(13,840,507)
12/31/2022	770,547	—	1,265,328	(4,873,215)	—	(2,837,340)	6,845,419	—	10,989,475	(43,032,013)	—	(25,197,119)
Class S2
12/31/2023	34,309	—	10,919	(69,709)	—	(24,481)	286,856	—	91,781	(577,332)	—	(198,695)
12/31/2022	127,026	—	10,821	(237,171)	—	(99,324)	1,159,654	—	95,015	(2,141,296)	—	(886,627)
Large Cap Growth
Class ADV
12/31/2023	3,315,187	—	—	(25,466,896)	—	(22,151,709)	26,977,017	—	—	(232,453,553)	—	(205,476,536)
12/31/2022	1,911,158	—	74,663,847	(19,657,115)	—	56,917,890	24,612,333	—	592,084,304	(228,275,739)	—	388,420,898
Class I
12/31/2023	1,845,351	—	—	(36,018,938)	—	(34,173,587)	21,572,619	—	—	(413,738,040)	—	(392,165,421)
12/31/2022	1,416,691	—	48,297,199	(9,182,587)	—	40,531,303	20,079,200	—	490,216,573	(127,837,656)	—	382,458,117
Class R6
12/31/2023	728,928	—	—	(1,321,482)	—	(592,554)	8,795,207	—	—	(16,416,925)	—	(7,621,718)
12/31/2022	575,705	—	2,162,359	(1,538,461)	—	1,199,603	7,887,379	—	21,991,187	(22,725,638)	—	7,152,928
Class S
12/31/2023	2,217,590	—	—	(21,781,267)	—	(19,563,677)	22,291,339	—	—	(233,364,139)	—	(211,072,800)
12/31/2022	1,180,580	—	48,146,743	(16,045,165)	—	33,282,158	15,944,054	—	453,060,853	(215,333,101)	—	253,671,806
Class S2
12/31/2023	357,415	—	—	(778,543)	—	(421,128)	3,705,562	—	—	(8,109,331)	—	(4,403,769)
12/31/2022	216,834	—	1,746,174	(957,370)	—	1,005,638	3,029,441	—	16,012,415	(12,622,602)	—	6,419,254
Large Cap Value
Class ADV
12/31/2023	191,468	—	250,099	(1,622,484)	—	(1,180,917)	973,701	—	1,303,610	(8,077,839)	—	(5,800,528)
12/31/2022	372,459	—	6,205,898	(877,573)	—	5,700,784	2,673,647	—	28,444,970	(6,962,812)	—	24,155,805
Class I
12/31/2023	613,230	—	1,639,980	(5,845,769)	—	(3,592,559)	3,336,810	—	9,303,366	(31,726,171)	—	(19,085,995)
12/31/2022	1,444,285	—	42,920,461	(3,533,525)	—	40,831,221	11,437,681	—	213,097,315	(28,128,415)	—	196,406,581
Class R6
12/31/2023	4,115,346	—	464,963	(2,274,562)	—	2,305,747	22,235,578	—	2,631,959	(12,269,136)	—	12,598,401
12/31/2022	5,758,424	—	9,057,382	(1,911,607)	—	12,904,199	77,950,582	—	44,878,039	(14,840,268)	—	107,988,353
Class S
12/31/2023	266,929	—	129,192	(1,051,034)	—	(654,913)	1,370,951	—	693,315	(5,391,233)	—	(3,326,967)
12/31/2022	414,409	—	3,540,877	(1,110,533)	—	2,844,753	3,240,357	—	16,691,357	(7,671,034)	—	12,260,680
Class S2
12/31/2023	257	—	1,029	(176)	—	1,110	1,322	—	5,538	(877)	—	5,983
12/31/2022	172	—	23,758	(38)	—	23,892	902	—	112,240	(486)	—	112,656
Limited Maturity Bond
Class ADV
12/31/2023	33,018	—	46,036	(347,895)	—	(268,841)	304,752	—	424,110	(3,208,594)	—	(2,479,732)
12/31/2022	404,336	—	20,477	(458,773)	—	(33,960)	3,882,921	—	191,594	(4,311,105)	—	(236,590)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Limited Maturity Bond (continued)
Class I
12/31/2023	5,665,367	—	1,236,028	(10,160,626)	—	(3,259,231)	53,253,009	—	11,617,531	(95,358,660)	—	(30,488,120)
12/31/2022	7,276,411	—	605,766	(8,568,521)	—	(686,344)	70,054,271	—	5,799,067	(82,798,210)	—	(6,944,872)
Class S
12/31/2023	620,297	—	227,774	(745,580)	—	102,491	5,868,498	—	2,156,802	(7,067,331)	—	957,969
12/31/2022	702,692	—	102,093	(1,753,628)	—	(948,843)	6,889,836	—	984,463	(17,262,779)	—	(9,388,480)
U.S. Stock Index
Class ADV
12/31/2023	491,611	—	561,976	(1,023,148)	—	30,439	7,897,417	—	9,031,029	(16,375,278)	—	553,168
12/31/2022	657,597	—	615,723	(1,104,725)	—	168,595	11,474,042	—	9,186,914	(18,950,191)	—	1,710,765
Class I
12/31/2023	21,455,268	—	23,905,132	(63,119,952)	—	(17,759,552)	354,770,681	—	407,886,465	(1,071,073,825)	—	(308,416,679)
12/31/2022	39,904,283	—	26,228,699	(44,820,710)	—	21,312,272	691,082,814	—	412,241,517	(818,330,523)	—	284,993,808
Class P2*
12/31/2023	4,384,855	—	—	(186,358,631)	—	(181,973,776)	70,274,368	—	—	(3,143,856,608)	—	(3,073,582,240)
12/31/2022	53,087,029	—	19,631,240	(54,980,844)	—	17,737,425	922,767,349	—	311,008,187	(1,029,194,412)	—	204,581,124
Class S
12/31/2023	1,113,888	—	1,605,631	(2,275,182)	—	444,337	18,836,045	—	26,935,088	(38,058,696)	—	7,712,437
12/31/2022	995,056	—	1,717,244	(2,351,312)	—	360,988	17,522,457	—	26,591,210	(42,399,023)	—	1,714,644
Class S2
12/31/2023	1,031,236	—	1,050,913	(1,315,444)	—	766,705	16,818,543	—	17,290,587	(21,585,958)	—	12,523,172
12/31/2022	1,269,727	—	1,121,449	(1,619,473)	—	771,703	23,573,336	—	17,065,903	(28,885,694)	—	11,753,545
CBRE Real Estate
Class ADV
12/31/2023	67,765	—	137,889	(271,251)	—	(65,597)	1,653,810	—	3,418,264	(6,716,481)	—	(1,644,407)
12/31/2022	73,757	—	342,202	(339,226)	—	76,733	2,349,334	—	9,017,013	(11,312,065)	—	54,282
Class I
12/31/2023	15,486	—	12,293	(212,716)	—	(184,937)	412,050	—	329,319	(5,930,314)	—	(5,188,945)
12/31/2022	68,051	—	63,365	(83,784)	—	47,632	2,615,942	—	1,797,658	(3,209,313)	—	1,204,287
Class S
12/31/2023	81,849	—	447,221	(880,951)	—	(351,881)	2,197,526	—	12,007,871	(23,594,790)	—	(9,389,393)
12/31/2022	152,040	—	1,139,298	(900,083)	—	391,255	5,555,659	—	32,299,094	(30,973,659)	—	6,881,094
Class S2
12/31/2023	14,268	—	22,888	(67,036)	—	(29,880)	379,961	—	610,894	(1,828,168)	—	(837,313)
12/31/2022	12,528	—	60,182	(90,123)	—	(17,413)	430,686	—	1,695,919	(3,291,083)	—	(1,164,478)
JPMorgan Small Cap Core Equity
Class ADV
12/31/2023	418,788	—	614,141	(1,087,775)	—	(54,846)	5,245,671	—	7,725,895	(13,605,659)	—	(634,093)
12/31/2022	307,519	—	1,887,376	(1,024,327)	—	1,170,568	4,670,370	—	22,591,888	(14,856,559)	—	12,405,699
Class I
12/31/2023	1,111,501	—	1,121,044	(4,811,601)	—	(2,579,056)	15,931,371	—	16,187,878	(66,395,231)	—	(34,275,982)
12/31/2022	2,210,524	—	3,193,196	(2,455,100)	—	2,948,620	40,313,643	—	43,363,601	(41,621,402)	—	42,055,842
Class R6
12/31/2023	292,044	—	150,839	(434,605)	—	8,278	4,226,590	—	2,175,103	(6,098,596)	—	303,097
12/31/2022	828,165	—	1,205,891	(5,947,344)	—	(3,913,288)	14,874,404	—	16,351,890	(95,056,629)	—	(63,830,335)
Class S
12/31/2023	235,449	—	410,535	(958,356)	—	(312,372)	3,289,450	—	5,759,806	(13,230,743)	—	(4,181,487)
12/31/2022	293,532	—	1,278,886	(1,249,008)	—	323,410	4,638,527	—	16,906,879	(21,200,565)	—	344,841
Class S2
12/31/2023	45,158	—	30,252	(111,080)	—	(35,670)	611,540	—	415,060	(1,520,343)	—	(493,743)
12/31/2022	44,065	—	94,634	(112,371)	—	26,328	738,360	—	1,225,506	(1,819,035)	—	144,831

*Class P2 was fully redeemed on close of business 1/27/2023.

NOTE 10 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least

105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — SECURITIES LENDING (continued)

cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Balanced Income

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$536,181	$(536,181)	$—
Barclays Capital Inc.	200,798	(200,798)	—
BMO Capital Markets Corp	71,549	(71,549)	—
BNP Paribas	68,931	(68,931)	—
BNP Paribas Prime Brokerage Intl Ltd	90,613	(90,613)	—
BNP Paribas Securities Corp.	8,050	(8,050)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$950,338	$(950,338)	$—
Citigroup Global Markets Limited	46,837	(46,837)	—
Goldman, Sachs & Co. LLC	169,887	(169,887)	—
HSBC Bank PLC	35,580	(35,580)	—
J.P. Morgan Securities LLC	786,361	(786,361)	—
Jefferies LLC	112,691	(112,691)	—
JP Morgan Securities Plc.	12,099	(12,099)	—
Merrill Lynch International	10,294	(10,294)	—
Morgan Stanley & Co. LLC	280,269	(280,269)	—
Nomura Securities International, Inc.	108,333	(108,333)	—
RBC Capital Markets, LLC	62,566	(62,566)	—
RBC Dominion Securities Inc	35,989	(35,989)	—
Scotia Capital (USA) Inc	70,773	(70,773)	—
State Street Bank and Trust Company	464,847	(464,847)	—
TD Prime Services	142,925	(142,925)	—
Truist Securities Inc	74,578	(74,578)	—
UBS AG	123,224	(123,224)	—
Well Fargo Bank NA	63,846	(63,846)	—
Total	$4,527,559	$(4,527,559)	$—

________

(1)	Cash collateral with a fair value of $4,696,887 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

High Yield

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$4,224,939	$(4,224,939)	$—
Barclays Capital Inc.	2,812,464	(2,812,464)	—
BNP Paribas Prime Brokerage Intl Ltd	889,982	(889,982)	—
BNP Paribas Securities Corp.	2,505	(2,505)	—
Daiwa Capital Markets America Inc.	522,944	(522,944)	—
Goldman, Sachs & Co. LLC	1,410,661	(1,410,661)	—
J.P. Morgan Securities LLC	17,280,816	(17,280,816)	—
Morgan Stanley & Co. LLC	5,772,874	(5,772,874)	—
Nomura Securities International, Inc.	1,630,131	(1,630,131)	—
RBC Capital Markets, LLC	798,617	(798,617)	—
RBC Dominion Securities Inc	598,540	(598,540)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 10 — SECURITIES LENDING (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Scotia Capital (USA) INC	$1,040,532	$(1,040,532)	$—
TD Prime Services LLC	2,505,507	(2,505,507)	—
TD Securities Inc	579,419	(579,419)	—
UBS Securities LLC.	20,219	(20,219)	—
Wells Fargo Securities LLC	437,617	(437,617)	—
Total	$40,527,767	$(40,527,767)	$—

____________

(1)	Cash collateral with a fair value of $41,645,912 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Limited Maturity Bond

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$642,985	$(642,985)	$—
Citigroup Global Markets Inc.	212,172	(212,172)	—
Daiwa Capital Markets America Inc.	221,566	(221,566)	—
Goldman, Sachs & Co. LLC	800,617	(800,617)	—
J.P. Morgan Securities LLC	13,297,108	(13,297,108)	—
RBC Capital Markets, LLC	79,483	(79,483)	—
Scotia Capital (USA) INC	312,715	(312,715)	—
US Bancorp Investments	985,610	(985,610)	—
Total	$16,552,256	$(16,552,256)	$—

____________

(1)	Cash collateral with a fair value of $16,921,825 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

JPMorgan Small Cap Core Equity

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc	$191,589	$(191,589)	$—
BMO Capital Markets Corp	49,123	(49,123)	—
BNP Paribas Prime Brokerage Intl Ltd	814,153	(814,153)	—
BNP Paribas Securities Corp.	239,710	(239,710)	—
BofA Securities Inc.	364,626	(364,626)	—
Citadel Clearing LLC	105,002	(105,002)	—
Citigroup Global Markets Inc.	144,197	(144,197)	—
Goldman, Sachs & Co. LLC	1,419,096	(1,419,096)	—
Morgan Stanley & Co. LLC	244,913	(244,913)	—
National Bank of Canada Financial Inc	4,093,502	(4,093,502)	—
National Financial Services LLC	739,401	(739,401)	—
Natixis Securities America LLC	166,673	(166,673)	—
Wells Fargo Securities LLC	77,709	(77,709)	—
Total	$8,649,694	$(8,649,694)	$—

____________

(1)	Cash collateral with a fair value of $8,860,044 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), paydowns, straddle loss deferrals and wash sale deferrals.

The following permanent tax differences have been reclassified as of December 31, 2023:

	Paid-in Capital	Distributable Earnings
Large Cap Growth(1)	$(9,733,967)	$9,733,967
U.S. Stock Index(2)	1,613,917,858	(1,613,917,858)

___________

(1) Amount relates to net operating loss.

(2) Amount relates to in-kind sales.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Balanced Income	$6,530,655	$—	$8,301,386	$21,095,060
High Yield	25,239,809	—	23,908,789	—
Large Cap Growth	—	—	369,529,130	1,203,836,202
Large Cap Value	7,772,284	6,165,504	136,751,300	166,472,621
Limited Maturity Bond	14,203,580	—	6,975,124	—
U.S. Stock Index	60,305,099	400,838,070	108,922,943	667,170,788
CBRE Real Estate	4,517,138	11,849,210	8,854,104	35,955,580
JPMorgan Small Cap Core Equity	1,086,470	31,177,272	31,134,861	69,304,903

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Earnings/(Loss)
Balanced Income	$7,039,066	$—	$(377,294)	$(10,601,672)	Short-term	(9,525,719)
				(5,585,819)	Long-term
				$(16,187,491)
High Yield	62,039	—	(13,450,842)	(3,682,379)	Short-term	(90,561,691)
				(73,490,509)	Long-term
				$(77,172,888)
Large Cap Growth	—	—	768,134,964	(170,998,264)	Short-term	597,136,700
Large Cap Value	9,960,421	20,565,363	48,514,093	—	—	79,039,877
Limited Maturity Bond	1,200,510	—	(6,753,305)	(4,820,694)	Short-term	(25,334,095)
				(14,960,606)	Long-term
				$(19,781,300)
U.S. Stock Index	7,286,553	343,333,932	1,394,476,646	—	—	1,745,097,131
CBRE Real Estate	4,005,309	—	3,442,504	(997,100)	Short-term	(115,896)
				(6,566,609)	Long-term
				$(7,563,709)
JPMorgan Small Cap Core Equity	1,639,510	—	48,905,750	(5,872,295)	Short-term	41,452,876
				(3,220,089)	Long-term
				$(9,092,384)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolios paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
High Yield
Class ADV	$0.0456	February 1, 2024	Daily
Class I	$0.0500	February 1, 2024	Daily
Class S	$0.0481	February 1, 2024	Daily
Class S2	$0.0471	February 1, 2024	Daily
Limited Maturity Bond
Class ADV	$0.0344	February 1, 2024	Daily
Class I	$0.0400	February 1, 2024	Daily
Class S	$0.0383	February 1, 2024	Daily

Reorganization: On January 10, 2024, the Board approved a proposal to reorganize Voya Balanced Portfolio (the “Merging Portfolio”), which is not included in this report, with and into Balanced Income (the “Reorganization”) on or about the close of business July 12, 2024.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: 15.0%
780,872 (1)(2)	Agate Bay Mortgage Trust 2015-1 B4, 3.655%, 01/25/2045	$603,487	0.3
207,051 (1)(2)	Chase Mortgage Finance Corp. 2016-SH1 M2, 3.750%, 04/25/2045	190,010	0.1
150,899 (1)(2)	CIM Trust 2019-INV2 A3, 4.000%, 05/25/2049	141,211	0.1
423,736 (1)(2)	CIM Trust 2019-J1 B2, 3.942%, 08/25/2049	385,108	0.2
101,870 (1)(2)	CIM Trust 2019-J2 A13, 3.500%, 10/25/2049	88,844	0.0
288,804 (1)(2)	Connecticut Avenue Securities Trust 2020-R02 2M2, 7.452%, (SOFR30A + 2.114%), 01/25/2040	291,156	0.1
9,899 (1)(2)	Fannie Mae Connecticut Avenue Securities 2018-R07 1M2, 7.852%, (SOFR30A + 2.514%), 04/25/2031	9,916	0.0
500,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R06 1M2, 9.187%, (SOFR30A + 3.850%), 05/25/2042	526,578	0.2
800,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R07 1M2, 9.987%, (SOFR30A + 4.650%), 06/25/2042	867,942	0.4
700,000 (1)(2)	Fannie Mae Connecticut Avenue Securities 2022-R08 1M2, 8.937%, (SOFR30A + 3.600%), 07/25/2042	735,075	0.3
2,832,775 (3)	Fannie Mae Interest Strip 367 2, 5.500%, 01/25/2036	538,093	0.2
3,504,757 (3)	Fannie Mae Interest Strip 407 C8, 5.500%, 01/25/2039	758,300	0.3
3,909,176 (1)(3)	Fannie Mae Interest Strip 427 C100, 2.676%, 01/25/2052	491,144	0.2
687,794 (1)(3)	Fannie Mae REMIC Trust 2005-66 LS, 1.178%, (-1.000*SOFR30A + 6.516%), 07/25/2035	66,336	0.0
852,304 (1)(3)	Fannie Mae REMIC Trust 2008-36 YI, 1.748%, (-1.000*SOFR30A + 7.086%), 07/25/2036	65,992	0.0
Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
456,599 (1)(3)	Fannie Mae REMIC Trust 2010-59 NS, 0.318%, (-1.000*SOFR30A + 5.656%), 06/25/2040	$33,219	0.0
1,454,668 (3)	Fannie Mae REMIC Trust 2012-121 ID, 3.000%, 11/25/2027	54,097	0.0
2,796,312 (1)(3)	Fannie Mae REMIC Trust 2012-144 SC, 0.648%, (-1.000*SOFR30A + 5.986%), 01/25/2043	321,569	0.1
1,156,105 (1)(3)	Fannie Mae REMIC Trust 2012-151 WS, 0.748%, (-1.000*SOFR30A + 6.086%), 03/25/2042	73,579	0.0
2,117,409 (1)(3)	Fannie Mae REMIC Trust 2012-35 LS, 1.148%, (-1.000*SOFR30A + 6.486%), 04/25/2041	98,980	0.1
3,939,977 (1)(3)	Fannie Mae REMIC Trust 2013-130 SB, 0.598%, (-1.000*SOFR30A + 5.936%), 01/25/2044	382,049	0.2
1,433,256 (1)(3)	Fannie Mae REMIC Trust 2013-20 SK, 0.748%, (-1.000*SOFR30A + 6.086%), 05/25/2041	35,414	0.0
2,631,489 (3)	Fannie Mae REMIC Trust 2013-67 IL, 6.500%, 07/25/2043	425,194	0.2
1,796,090 (3)	Fannie Mae REMIC Trust 2013-71 AI, 3.000%, 07/25/2028	75,623	0.0
5,336,783 (1)(3)	Fannie Mae REMIC Trust 2014-38 S, 0.648%, (-1.000*SOFR30A + 5.986%), 07/25/2044	557,655	0.3
6,012,936 (1)(3)	Fannie Mae REMIC Trust 2016-29 SB, 0.598%, (-1.000*SOFR30A + 5.936%), 05/25/2046	664,591	0.3
151,655 (1)(3)	Fannie Mae REMIC Trust 2018-86 DS, 0.648%, (-1.000*SOFR30A + 5.986%), 12/25/2048	10,595	0.0
1,361,631 (3)	Fannie Mae REMIC Trust 2019-13 IB, 6.000%, 09/25/2039	268,917	0.1
3,548,251 (3)	Fannie Mae REMIC Trust 2020-14 AI, 3.500%, 03/25/2050	607,043	0.3

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,879,816 (3)	Fannie Mae REMIC Trust 2021-56 QI, 4.500%, 09/25/2051	$2,159,576	1.0
183,969 (1)(2)	Flagstar Mortgage Trust 2017-1 1A7, 3.500%, 03/25/2047	164,894	0.1
765,716 (1)(2)	Flagstar Mortgage Trust 2017-1 B3, 3.614%, 03/25/2047	682,928	0.3
357,566 (1)(2)	Flagstar Mortgage Trust 2018-3INV A3, 4.000%, 05/25/2048	330,962	0.2
822,173 (1)(2)	Flagstar Mortgage Trust 2021-2 A4, 2.500%, 04/25/2051	659,793	0.3
553,863 (1)(2)	Flagstar Mortgage Trust 2021-2 B3, 2.782%, 04/25/2051	431,364	0.2
430,572 (1)(3)	Freddie Mac REMIC Trust 3318 KS, 0.957%, (-1.000*SOFR30A + 6.296%), 05/15/2037	27,775	0.0
5,087,438 (3)	Freddie Mac REMIC Trust 3788 IO, 6.000%, 01/15/2041	1,108,591	0.5
463,199 (1)(3)	Freddie Mac REMIC Trust 3879 SL, 1.147%, (-1.000*SOFR30A + 6.486%), 01/15/2041	24,406	0.0
1,966,805 (1)(3)	Freddie Mac REMIC Trust 4120 JS, 0.747%, (-1.000*SOFR30A + 6.086%), 10/15/2032	120,426	0.1
602,193 (3)	Freddie Mac REMIC Trust 4141 EI, 3.000%, 09/15/2027	9,758	0.0
3,571,554 (1)(3)	Freddie Mac REMIC Trust 4143 MS, 1.247%, (-1.000*SOFR30A + 6.586%), 12/15/2042	479,900	0.2
1,228,117 (3)	Freddie Mac REMIC Trust 4153 IB, 2.500%, 01/15/2028	38,773	0.0
1,538,260 (1)(3)	Freddie Mac REMIC Trust 4517 KI, 10.280%, (-1.000*SOFR30A + 1.030%), 04/15/2043	13,644	0.0
2,166,080 (3)	Freddie Mac REMIC Trust 4596 DI, 3.500%, 06/15/2046	373,102	0.2
1,462,429 (1)(3)	Freddie Mac REMIC Trust 4619 KS, 3.760%, (-1.000*SOFR30A + 4.136%), 06/15/2039	75,200	0.0
Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
442,839 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA1 M2, 7.587%, (SOFR30A + 2.250%), 08/25/2033	$442,210	0.2
1,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2021-HQA4 M2, 7.687%, (SOFR30A + 2.350%), 12/25/2041	987,416	0.4
200,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA2 M1B, 7.737%, (SOFR30A + 2.400%), 02/25/2042	202,729	0.1
400,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA4 M1B, 8.687%, (SOFR30A + 3.350%), 05/25/2042	416,767	0.2
1,000,000 (1)(2)	Freddie Mac STACR REMIC Trust 2022-DNA5 M1B, 9.837%, (SOFR30A + 4.500%), 06/25/2042	1,078,797	0.5
158,597 (1)(3)	Freddie Mac Strips 239 S30, 2.247%, (-1.000*SOFR30A + 7.586%), 08/15/2036	21,544	0.0
1,951,597 (3)	Freddie Mac Strips 365 C57, 3.500%, 11/15/2048	327,371	0.2
1,865,695 (3)	Freddie Mac Strips 365 C9, 3.500%, 05/15/2049	326,659	0.2
752,708 (1)(3)	Ginnie Mae 2013-148 DS, 0.207%, (-1.000*TSFR1M + 5.566%), 10/16/2043	68,151	0.0
3,630,384 (3)	Ginnie Mae 2015-20 CI, 3.500%, 02/20/2030	244,702	0.1
263,643 (3)	Ginnie Mae 2015-42 IY, 5.500%, 08/20/2039	17,827	0.0
3,991,038 (1)(3)	Ginnie Mae 2019-23 MT, 0.600%, (-1.000*TSFR1M + 6.586%), 03/20/2042	65,468	0.0
33,843 (1)(2)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ2 A1, 4.000%, 11/25/2049	31,466	0.0
183,881 (1)(2)	GS Mortgage-Backed Securities Trust 2020-NQM1 A2, 1.791%, 09/27/2060	168,693	0.1
796,596 (2)	Hundred Acre Wood Trust 2021-INV1 A27, 2.500%, 07/25/2051	639,267	0.3
32,839 (1)(2)	J.P. Morgan Mortgage Trust 2019-2 A15, 3.926%, 08/25/2049	31,168	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
912,812 (1)(2)	J.P. Morgan Mortgage Trust 2022-5 A9, 2.800%, 09/25/2052	$763,467	0.3
390,822 (1)(2)	JP Morgan Mortgage Trust 2016-4 A13, 3.500%, 10/25/2046	348,666	0.2
777,217 (1)(2)	JP Morgan Mortgage Trust 2017-5 B2, 3.684%, 10/26/2048	739,320	0.3
1,027,714 (1)(2)	JP Morgan Mortgage Trust 2018-3 B2, 3.710%, 09/25/2048	909,477	0.4
671,177 (1)(2)	JP Morgan Mortgage Trust 2018-4 B2, 3.714%, 10/25/2048	593,191	0.3
106,945 (1)(2)	JP Morgan Mortgage Trust 2018-8 A13, 4.000%, 01/25/2049	97,447	0.0
44,580 (1)(2)	JP Morgan Mortgage Trust 2019-1 A3, 4.000%, 05/25/2049	41,091	0.0
40,730 (1)(2)	JP Morgan Mortgage Trust 2019-5 A3, 4.000%, 11/25/2049	37,798	0.0
16,844 (1)(2)	JP Morgan Mortgage Trust 2019-8 A15, 3.500%, 03/25/2050	14,829	0.0
909,523 (1)(2)	JP Morgan Mortgage Trust 2019-INV1 B2, 4.892%, 10/25/2049	852,525	0.4
546,684 (1)(2)	JP Morgan Mortgage Trust 2019-LTV2 B3, 4.636%, 12/25/2049	518,216	0.2
163,797 (1)(2)	JP Morgan Mortgage Trust 2020-3 A15, 3.500%, 08/25/2050	144,321	0.1
1,000,000 (1)(2)	JP Morgan Mortgage Trust 2021-3 A5, 2.500%, 07/25/2051	664,349	0.3
876,823 (1)(2)	JP MORGAN MORTGAGE TRUST 2018-5 A13, 3.500%, 10/25/2048	756,913	0.3
438,539 (1)(2)	Mello Mortgage Capital Acceptance 2018-MTG2 B1, 4.319%, 10/25/2048	406,626	0.2
102,123 (1)(2)	OBX Trust 2019-INV2 A25, 4.000%, 05/27/2049	93,887	0.0
400,000 (1)(2)	Provident Funding Mortgage Trust 2021-J1 A10, 2.000%, 10/25/2051	235,840	0.1
447,787 (1)(2)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	359,348	0.2
461,713 (1)(2)	RCKT Mortgage Trust 2021-1 B3, 2.719%, 03/25/2051	359,258	0.2
Shares		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
649,436 (1)(2)	RCKT Mortgage Trust 2021-4 A21, 2.500%, 09/25/2051	$521,171	0.2
1,044,598 (1)(2)	Sequoia Mortgage Trust 2019-2 B2, 4.261%, 06/25/2049	964,493	0.4
1,046,136 (1)(2)	Sequoia Mortgage Trust 2019-2 B3, 4.261%, 06/25/2049	930,528	0.4
82,926 (1)(2)	Sequoia Mortgage Trust 2019-4 A19, 3.500%, 11/25/2049	73,980	0.0
12,659 (1)(2)	Sequoia Mortgage Trust 2019-CH2 A1, 4.500%, 08/25/2049	12,434	0.0
653,869 (1)(2)	Sequoia Mortgage Trust 2021-3 B3, 2.652%, 05/25/2051	496,646	0.2
1,172,232 (1)(2)	Towd Point Mortgage Trust 2015-4 M2, 3.750%, 04/25/2055	1,154,012	0.5
594,708 (1)(2)	Verus Securitization Trust 2021-3 A1, 1.046%, 06/25/2066	497,271	0.2
525,023 (1)(2)	Wells Fargo Mortgage Backed Securities 2018-1 B3, 3.660%, 07/25/2047	446,643	0.2
	Total Collateralized Mortgage Obligations (Cost $39,289,363)	34,172,791	15.0

CORPORATE BONDS/NOTES: 12.3%
	Basic Materials: 0.5%
55,000 (2)(4)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	57,454	0.0
70,000	ATI, Inc., 7.250%, 08/15/2030	72,913	0.1
70,000 (2)(4)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	63,372	0.0
70,000 (2)(4)	Coeur Mining, Inc., 5.125%, 02/15/2029	64,506	0.0
200,000 (2)	Corp Nacional del Cobre de Chile, 5.950%, 01/08/2034	203,048	0.1
225,000 (2)	GC Treasury Center Co. Ltd., 4.400%, 03/30/2032	205,958	0.1
70,000 (2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	67,875	0.1
70,000 (2)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	67,018	0.0
70,000 (2)(5)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	59,496	0.0
70,000 (2)	Mativ Holdings, Inc., 6.875%, 10/01/2026	67,225	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
70,000 (2)	NOVA Chemicals Corp., 8.500%, 11/15/2028	$73,494	0.1
70,000 (2)	Novelis Corp., 3.875%, 08/15/2031	61,788	0.0
70,000 (2)(4)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	65,002	0.0
70,000 (2)	Taseko Mines Ltd., 7.000%, 02/15/2026	66,527	0.0
50,000 (2)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	20,476	0.0
		1,216,152	0.5

	Communications: 0.6%
70,000 (4)	AMC Networks, Inc., 4.250%, 02/15/2029	53,480	0.0
70,000 (2)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	46,288	0.0
70,000 (2)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	56,978	0.0
70,000	CSC Holdings LLC, 5.250%, 06/01/2024	68,575	0.1
70,000 (2)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	65,828	0.0
70,000	DISH DBS Corp., 5.125%, 06/01/2029	36,150	0.0
70,000 (2)	GCI LLC, 4.750%, 10/15/2028	64,298	0.0
70,000 (2)	Gray Escrow II, Inc., 5.375%, 11/15/2031	52,892	0.0
70,000 (2)(4)	Match Group Holdings II LLC, 4.625%, 06/01/2028	67,083	0.0
70,000 (2)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	65,167	0.0
65,000 (2)	Millennium Escrow Corp., 6.625%, 08/01/2026	46,213	0.0
45,000	Netflix, Inc., 5.875%, 11/15/2028	47,488	0.0
70,000 (1)	Paramount Global, 6.250%, 02/28/2057	61,392	0.0
147,000 (1)(4)	Paramount Global, 6.375%, 03/30/2062	132,476	0.1
70,000 (2)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	49,437	0.0
70,000 (2)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	67,663	0.1
50,000 (2)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	29,309	0.0
Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
70,000 (2)	Stagwell Global LLC, 5.625%, 08/15/2029	$64,465	0.0
70,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	68,559	0.1
70,000 (2)	Uber Technologies, Inc., 8.000%, 11/01/2026	71,347	0.1
70,000 (2)	Univision Communications, Inc., 6.625%, 06/01/2027	69,860	0.1
70,000 (2)	Viavi Solutions, Inc., 3.750%, 10/01/2029	61,369	0.0
70,000 (2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	56,196	0.0
		1,402,513	0.6

	Consumer, Cyclical: 1.3%
70,000 (2)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	62,869	0.0
70,000 (2)(4)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	74,179	0.1
70,000 (2)(4)	Allison Transmission, Inc., 5.875%, 06/01/2029	69,832	0.1
58,333 (2)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	57,955	0.0
70,000 (2)	Arko Corp., 5.125%, 11/15/2029	60,652	0.0
70,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	65,423	0.0
70,000 (2)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	62,330	0.0
70,000 (4)	Bath & Body Works, Inc., 6.750%, 07/01/2036	70,538	0.1
70,000 (2)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	70,243	0.1
70,000 (2)	Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	61,908	0.0
70,000 (2)	CCM Merger, Inc., 6.375%, 05/01/2026	68,411	0.0
70,000 (4)	Delta Air Lines, Inc., 4.375%, 04/19/2028	67,795	0.0
60,000 (2)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	63,475	0.0
70,000 (2)(4)	Gap, Inc., 3.875%, 10/01/2031	57,747	0.0
70,000 (2)	Golden Entertainment, Inc., 7.625%, 04/15/2026	70,237	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
70,000 (2)(4)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	$64,190	0.0
70,000 (2)	Installed Building Products, Inc., 5.750%, 02/01/2028	68,286	0.0
70,000 (2)(4)	Interface, Inc., 5.500%, 12/01/2028	64,801	0.0
70,000 (2)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	65,112	0.0
70,000	M/I Homes, Inc., 3.950%, 02/15/2030	62,370	0.0
70,000 (2)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	66,323	0.0
70,000	MGM Resorts International, 4.750%, 10/15/2028	66,739	0.0
70,000 (2)(4)	Michaels Cos., Inc., 5.250%, 05/01/2028	55,393	0.0
70,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	69,503	0.1
70,000 (2)	NCL Corp. Ltd., 7.750%, 02/15/2029	70,489	0.1
70,000 (2)	Raising Cane’s Restaurants LLC, 9.375%, 05/01/2029	74,790	0.1
70,000 (2)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	74,715	0.1
70,000 (2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	69,338	0.1
70,000	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/2025	70,061	0.1
70,000 (2)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	66,263	0.0
70,000 (2)	Scientific Games International, Inc., 7.000%, 05/15/2028	70,768	0.1
50,000 (2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	45,563	0.0
70,000 (2)	SRS Distribution, Inc., 6.125%, 07/01/2029	66,447	0.0
70,000 (2)	Staples, Inc., 7.500%, 04/15/2026	65,187	0.0
70,000 (2)	Station Casinos LLC, 4.500%, 02/15/2028	66,051	0.0
70,000 (2)	STL Holding Co. LLC, 7.500%, 02/15/2026	68,396	0.0
70,000 (2)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	67,793	0.0
70,000 (2)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	59,266	0.0

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
70,000	United Airlines Holdings, Inc., 4.875%, 01/15/2025	$69,198	0.0
35,000 (2)	Viking Cruises Ltd., 5.875%, 09/15/2027	33,806	0.0
70,000 (2)(4)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	48,943	0.0
166,000	Warnermedia Holdings, Inc., 5.141%, 03/15/2052	142,585	0.1
70,000 (2)	White Cap Buyer LLC, 6.875%, 10/15/2028	67,848	0.0
70,000 (2)	William Carter Co., 5.625%, 03/15/2027	69,169	0.0
70,000 (2)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	68,175	0.0
		3,001,162	1.3

	Consumer, Non-cyclical: 1.0%
70,000 (2)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	69,022	0.0
70,000 (2)(4)	ADT Security Corp., 4.125%, 08/01/2029	64,494	0.0
70,000 (2)	AHP Health Partners, Inc., 5.750%, 07/15/2029	61,263	0.0
70,000 (2)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	63,641	0.0
70,000 (2)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	67,606	0.0
70,000 (2)	APi Group DE, Inc., 4.750%, 10/15/2029	65,831	0.0
70,000 (2)(4)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	69,964	0.1
70,000 (4)	B&G Foods, Inc., 5.250%, 09/15/2027	63,676	0.0
70,000 (2)	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028	73,933	0.1
70,000 (2)(4)	BellRing Brands, Inc., 7.000%, 03/15/2030	72,505	0.1
70,000 (2)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	58,641	0.0
70,000 (2)	CPI CG, Inc., 8.625%, 03/15/2026	68,010	0.0
70,000 (2)	DaVita, Inc., 4.625%, 06/01/2030	61,171	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
70,000	Encompass Health Corp., 4.750%, 02/01/2030	$65,998	0.0
70,000 (2)	Graham Holdings Co., 5.750%, 06/01/2026	69,636	0.0
70,000	HCA, Inc., 3.500%, 09/01/2030	63,476	0.0
70,000 (2)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	70,318	0.1
70,000 (2)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	69,939	0.1
70,000 (2)	Medline Borrower L.P., 3.875%, 04/01/2029	63,375	0.0
200,000 (2)(4)	Minerva Luxembourg SA, 8.875%, 09/13/2033	212,522	0.1
70,000 (2)(4)	ModivCare, Inc., 5.875%, 11/15/2025	69,203	0.0
70,000 (2)(4)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	56,952	0.0
70,000 (2)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	64,792	0.0
70,000 (2)	Post Holdings, Inc., 4.625%, 04/15/2030	64,463	0.0
70,000 (2)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	64,578	0.0
70,000 (2)	Select Medical Corp., 6.250%, 08/15/2026	70,395	0.1
70,000 (2)	Simmons Foods, Inc./Simmons Prepared Foods,, Inc. ./Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	60,633	0.0
70,000 (2)	Teleflex, Inc., 4.250%, 06/01/2028	66,414	0.0
70,000 (4)	Tenet Healthcare Corp., 6.125%, 10/01/2028	69,863	0.1
70,000 (2)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	61,052	0.0
70,000	United Rentals North America, Inc., 3.750%, 01/15/2032	62,015	0.0
70,000 (2)	Varex Imaging Corp., 7.875%, 10/15/2027	70,716	0.1
70,000 (2)	VT Topco, Inc., 8.500%, 08/15/2030	72,900	0.1
70,000 (2)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	66,186	0.0
		2,395,183	1.0
Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 1.7%
70,000 (2)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	$69,500	0.0
70,000 (2)	Antero Resources Corp., 5.375%, 03/01/2030	67,176	0.0
70,000 (2)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	69,022	0.0
70,000 (2)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	65,200	0.0
70,000 (2)	Chord Energy Corp., 6.375%, 06/01/2026	70,071	0.0
70,000 (2)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	62,950	0.0
70,000 (2)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	70,503	0.1
70,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 5.750%, 04/01/2025	70,072	0.0
46,000	Devon Energy Corp., 5.250%, 10/15/2027	46,280	0.0
70,000 (2)	DT Midstream, Inc., 4.125%, 06/15/2029	64,481	0.0
70,000 (2)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	72,629	0.1
250,000	Ecopetrol SA, 8.875%, 01/13/2033	271,875	0.1
350,000	Empresa Nacional del Petroleo, 3.750%, 08/05/2026	333,083	0.2
70,000 (2)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	69,025	0.0
70,000 (2)	Enerflex Ltd., 9.000%, 10/15/2027	67,600	0.0
450,000 (1)	Energy Transfer L.P. G, 7.125%, 12/31/2199	415,790	0.2
70,000	EnLink Midstream LLC, 5.375%, 06/01/2029	68,576	0.0
200,000 (2)	Greensaif Pipelines Bidco Sarl, 6.129%, 02/23/2038	209,375	0.1
70,000 (2)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	64,480	0.0
70,000 (2)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	67,677	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
200,000 (2)	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 8.550%, 09/18/2033	$217,106	0.1
70,000 (2)	Kinetik Holdings L.P., 5.875%, 06/15/2030	68,766	0.0
70,000 (2)	Matador Resources Co., 6.875%, 04/15/2028	71,071	0.1
70,000 (2)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	69,921	0.0
70,000	Murphy Oil Corp., 6.375%, 07/15/2028	70,387	0.1
70,000 (2)	Northern Oil and Gas, Inc., 8.750%, 06/15/2031	72,999	0.1
70,000 (2)	Permian Resources Operating LLC, 5.875%, 07/01/2029	68,340	0.0
225,000	Petroleos del Peru SA, 4.750%, 06/19/2032	160,828	0.1
200,000	Petroleos Mexicanos, 5.950%, 01/28/2031	159,200	0.1
185,000	Petroleos Mexicanos, 6.700%, 02/16/2032	153,550	0.1
200,000 (4)	Petroleos Mexicanos, 10.000%, 02/07/2033	200,350	0.1
70,000	Southwestern Energy Co., 5.375%, 02/01/2029	68,380	0.0
70,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	65,102	0.0
70,000 (2)	Venture Global LNG, Inc., 8.125%, 06/01/2028	70,756	0.1
		3,812,121	1.7

	Financial: 5.4%
70,000 (4)	Ally Financial, Inc., 5.750%, 11/20/2025	69,617	0.0
293,000	American Express Co., 3.950%, 08/01/2025	288,342	0.1
70,000 (2)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	63,085	0.0
200,000	Banco Nacional de Panama, 2.500%, 08/11/2030	149,844	0.1
11,000 (1)	Bank of America Corp., 3.846%, 03/08/2037	9,665	0.0
10,000 (1)	Bank of America Corp., 5.288%, 04/25/2034	10,028	0.0
51,000 (1)	Bank of America Corp., 5.872%, 09/15/2034	53,417	0.0
2,391,000 (1)	Bank of America Corp., MTN, 3.384%, 04/02/2026	2,326,816	1.0
43,000 (1)	Bank of America Corp. RR, 4.375%, 12/31/2199	38,430	0.0

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
225,000 (1)(2)	BBVA Bancomer SA/Texas, 8.450%, 06/29/2038	$239,321	0.1
70,000 (2)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	65,400	0.0
407,000 (1)	Capital One Financial Corp., 4.166%, 05/09/2025	404,022	0.2
222,000 (1)	Corebridge Financial, Inc., 6.875%, 12/15/2052	221,547	0.1
264,000 (1)(2)	Danske Bank A/S, 6.466%, 01/09/2026	266,009	0.1
30,000 (2)	Freedom Mortgage Corp., 6.625%, 01/15/2027	28,662	0.0
70,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 5.250%, 05/15/2027	62,938	0.0
1,675,000 (1)	JPMorgan Chase & Co., 2.083%, 04/22/2026	1,604,958	0.7
36,000 (1)	JPMorgan Chase & Co., 6.254%, 10/23/2034	39,045	0.0
104,000 (1)	KeyCorp, MTN, 4.789%, 06/01/2033	95,556	0.1
70,000 (2)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	63,214	0.0
665,000 (1)	Lloyds Banking Group PLC, 8.000%, 12/31/2199	667,991	0.3
1,058,000 (1)	Morgan Stanley, 0.985%, 12/10/2026	973,993	0.4
1,293,000 (1)	Morgan Stanley, 2.188%, 04/28/2026	1,242,685	0.6
732,000 (1)	Morgan Stanley, 4.679%, 07/17/2026	725,428	0.3
6,000 (1)	Morgan Stanley, 6.627%, 11/01/2034	6,646	0.0
73,000 (1)	Morgan Stanley, MTN, 5.250%, 04/21/2034	73,027	0.1
6,000 (1)	Morgan Stanley, MTN, 5.424%, 07/21/2034	6,092	0.0
70,000	MPT Operating Partnership L.P. / MPT Finance Corp., 3.500%, 03/15/2031	43,861	0.0
70,000 (4)	Navient Corp., 4.875%, 03/15/2028	65,114	0.0
17,000 (1)	Northern Trust Corp., 3.375%, 05/08/2032	15,734	0.0
70,000 (4)	OneMain Finance Corp., 6.625%, 01/15/2028	70,721	0.0
91,000 (1)	PNC Financial Services Group, Inc. U, 6.000%, 12/31/2199	86,406	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
421,000 (1)	PNC Financial Services Group, Inc. W, 6.250%, 12/31/2199	$393,495	0.2
70,000 (2)(4)	PRA Group, Inc., 5.000%, 10/01/2029	57,862	0.0
70,000 (2)(4)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	54,479	0.0
70,000 (2)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	72,822	0.1
95,000 (1)	Truist Financial Corp., MTN, 5.867%, 06/08/2034	96,975	0.1
49,000 (1)	Truist Financial Corp. N, 4.800%, 12/31/2199	45,170	0.0
52,000 (1)	Truist Financial Corp. Q, 5.100%, 12/31/2199	47,383	0.0
70,000 (2)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	68,680	0.0
70,000 (2)(4)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	71,026	0.1
80,000 (1)	Wells Fargo & Co., 5.389%, 04/24/2034	80,394	0.1
61,000 (1)	Wells Fargo & Co., 6.491%, 10/23/2034	66,396	0.0
1,100,000 (1)(4)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	1,088,940	0.5
8,000 (1)	Wells Fargo & Co., MTN, 5.557%, 07/25/2034	8,149	0.0
70,000 (2)	XHR L.P., 4.875%, 06/01/2029	64,514	0.0
		12,293,899	5.4

	Industrial: 0.9%
50,000 (2)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	51,313	0.0
70,000	Ball Corp., 6.875%, 03/15/2028	72,770	0.1
35,000 (2)(4)	Bombardier, Inc., 7.500%, 02/01/2029	35,610	0.0
35,000 (2)	Bombardier, Inc., 7.875%, 04/15/2027	35,039	0.0
70,000 (2)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	70,052	0.0
70,000 (2)	Builders FirstSource, Inc., 5.000%, 03/01/2030	67,671	0.0
Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
70,000 (2)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	$67,816	0.0
70,000 (2)	Chart Industries, Inc., 7.500%, 01/01/2030	73,255	0.1
70,000 (2)	Clean Harbors, Inc., 6.375%, 02/01/2031	71,170	0.1
70,000 (2)(4)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	71,583	0.1
70,000 (2)	Energizer Holdings, Inc., 4.750%, 06/15/2028	64,791	0.0
70,000 (2)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	67,373	0.0
70,000 (2)	GFL Environmental, Inc., 4.000%, 08/01/2028	64,751	0.0
70,000 (2)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	64,008	0.0
70,000 (2)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	63,084	0.0
70,000	Howmet Aerospace, Inc., 5.900%, 02/01/2027	71,848	0.1
70,000 (2)	Imola Merger Corp., 4.750%, 05/15/2029	66,594	0.0
70,000 (2)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	65,385	0.0
70,000 (2)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	72,624	0.1
70,000 (2)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	70,294	0.1
70,000 (2)(4)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	71,060	0.1
70,000 (2)(4)	PGT Innovations, Inc., 4.375%, 10/01/2029	69,826	0.0
70,000 (2)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	64,868	0.0
70,000 (2)	Sealed Air Corp., 4.000%, 12/01/2027	65,770	0.0
70,000 (2)	Sensata Technologies, Inc., 3.750%, 02/15/2031	61,795	0.0
70,000 (2)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	73,659	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
70,000 (2)	Standard Industries, Inc., 3.375%, 01/15/2031	$60,323	0.0
70,000 (2)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	67,791	0.0
70,000	TransDigm, Inc., 5.500%, 11/15/2027	68,639	0.0
70,000 (2)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	65,347	0.0
		1,956,109	0.9

	Technology: 0.2%
70,000 (2)	Cloud Software Group, Inc., 6.500%, 03/31/2029	66,728	0.1
70,000 (2)(4)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	63,566	0.0
70,000 (2)(4)	Entegris, Inc., 3.625%, 05/01/2029	63,300	0.0
70,000 (2)	McAfee Corp., 7.375%, 02/15/2030	64,021	0.0
70,000 (2)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	74,436	0.1
70,000 (2)	Open Text Corp., 3.875%, 02/15/2028	65,089	0.0
70,000 (2)	Virtusa Corp., 7.125%, 12/15/2028	60,139	0.0
		457,279	0.2

	Utilities: 0.7%
338,000 (1)	Dominion Energy, Inc. B, 4.650%, 12/31/2199	322,901	0.2
129,000 (1)	Duke Energy Corp., 4.875%, 12/31/2199	127,334	0.1
251,000 (1)	National Rural Utilities Cooperative Finance Corp., 8.562%, (TSFR3M + 3.172%), 04/30/2043	248,964	0.1
275,000 (1)	NextEra Energy Capital Holdings, Inc., 5.650%, 05/01/2079	259,421	0.1
211,000	South Jersey Industries, Inc., 5.020%, 04/15/2031	169,754	0.1
275,000 (1)	Southern Co. B, 4.000%, 01/15/2051	261,995	0.1
70,000	TransAlta Corp., 7.750%, 11/15/2029	74,401	0.0

Shares		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
70,000 (2)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	$69,091	0.0
		1,533,861	0.7

	Total Corporate Bonds/ Notes (Cost $28,828,343)	28,068,279	12.3

COMMERCIAL MORTGAGE-BACKED SECURITIES: 10.9%
650,000 (2)	BANK 2017-BNK4 D, 3.357%, 05/15/2050	327,689	0.1
670,000 (2)	BANK 2017-BNK8 D, 2.600%, 11/15/2050	260,033	0.1
4,637,550 (1)(3)	BBCMS Mortgage Trust 2022-C17 XA, 1.151%, 09/15/2055	354,085	0.2
1,000,000 (1)(2)	Benchmark Mortgage Trust 2018-B3 D, 3.022%, 04/10/2051	587,582	0.3
11,644,103 (1)(3)	Benchmark Mortgage Trust 2019-B10 XA, 1.194%, 03/15/2062	587,183	0.3
5,472,117 (1)(3)	Benchmark Mortgage Trust 2020-B17 XA, 1.414%, 03/15/2053	276,443	0.1
3,164,269 (1)(3)	Benchmark Mortgage Trust 2020-B18 XA, 1.780%, 07/15/2053	211,453	0.1
2,090,828 (1)(3)	Benchmark Mortgage Trust 2021-B24 XA, 1.147%, 03/15/2054	114,607	0.1
204,000 (2)(6)	BMD2 Re-Remic Trust 2019-FRR1 3AB, 0.000%, 05/25/2052	145,220	0.1
191,565 (1)(2)	BX 2021-MFM1 D, 6.976%, (TSFR1M + 1.614%), 01/15/2034	187,000	0.1
367,500 (1)(2)	BX Commercial Mortgage Trust 2021-21M E, 7.647%, (TSFR1M + 2.285%), 10/15/2036	352,527	0.2
390,965 (1)(2)	BX Commercial Mortgage Trust 2021-XL2 D, 6.873%, (TSFR1M + 1.511%), 10/15/2038	381,263	0.2
725,000 (1)(2)	BX Trust 2021-ARIA C, 7.122%, (TSFR1M + 1.760%), 10/15/2036	701,762	0.3
250,000 (1)(2)	BX Trust 2021-LBA EJV, 7.476%, (TSFR1M + 2.114%), 02/15/2036	239,497	0.1
197,702 (1)(2)	BX Trust 2021-LBA EV, 7.476%, (TSFR1M + 2.114%), 02/15/2036	189,397	0.1
671,441 (1)(2)	BX Trust 2021-SDMF D, 6.863%, (TSFR1M + 1.501%), 09/15/2034	645,675	0.3

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
582,182 (1)(2)	BX Trust 2022-FOX2 C, 6.671%, (TSFR1M + 1.309%), 04/15/2039	$555,603	0.2
700,000 (1)(2)	BX Trust 2022-LBA6 C, 6.962%, (TSFR1M + 1.600%), 01/15/2039	687,032	0.3
500,000 (1)(2)	BX Trust 2023-DELC A, 8.052%, (TSFR1M + 2.690%), 05/15/2038	502,183	0.2
725,000 (1)	Citigroup Commercial Mortgage Trust 2016-P4 C, 3.940%, 07/10/2049	619,269	0.3
15,922,547 (1)(3)	Citigroup Commercial Mortgage Trust 2019-C7 XA, 0.858%, 12/15/2072	606,409	0.3
500,000 (1)(2)	Citigroup Commercial Mortgage Trust 2023-SMRT C, 5.852%, 10/12/2040	492,546	0.2
1,530,000 (1)	COMM Mortgage Trust 2016-CR28 D, 3.855%, 02/10/2049	1,139,826	0.5
300,000 (2)	CSAIL Commercial Mortgage Trust 2020-C19 E, 2.500%, 03/15/2053	109,517	0.0
560,000 (1)(2)	CSWF 2021-SOP2 D, 7.793%, (TSFR1M + 2.431%), 06/15/2034	409,465	0.2
1,000,000 (1)(2)	DBWF Mortgage Trust 2015-LCM D, 3.421%, 06/10/2034	800,258	0.4
1,000,000 (2)	DC Commercial Mortgage Trust 2023-DC A, 6.314%, 09/12/2040	1,033,222	0.5
280,032 (1)(2)	Extended Stay America Trust 2021-ESH E, 8.326%, (TSFR1M + 2.964%), 07/15/2038	275,328	0.1
1,090,487 (1)(3)	Freddie Mac Multiclass Certificates Series 2021-P011 X1, 1.784%, 09/25/2045	131,869	0.1
1,444,982 (1)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K109 X1, 1.579%, 04/25/2030	111,343	0.0
4,260,733 (1)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1516 X1, 1.510%, 05/25/2035	484,337	0.2
1,688,799 (1)(3)	Freddie Mac Multifamily Structured Pass Through Certificates K-1521 X1, 0.980%, 08/25/2036	132,863	0.1
Shares		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,119,480 (2)(6)	FREMF Mortgage Trust 2016-K57 D, 0.000%, 08/25/2049	$875,318	0.4
11,452,148 (2)(3)	FREMF Mortgage Trust 2016-K57 X2A, 0.100%, 08/25/2049	21,332	0.0
2,837,168 (2)(3)	FREMF Mortgage Trust 2016-K57 X2B, 0.100%, 08/25/2049	6,418	0.0
2,535,485 (2)(3)	FREMF Mortgage Trust 2019-KG01 X2A, 0.100%, 04/25/2029	7,044	0.0
280,000 (2)(3)	FREMF Mortgage Trust 2019-KG01 X2B, 0.100%, 05/25/2029	1,090	0.0
700,000 (2)(6)	GAM Re-REMIC Trust 2021-FRR1 1B, 0.000%, 11/29/2050	526,688	0.2
1,000,000 (2)(6)	GAM Re-REMIC Trust 2021-FRR1 2B, 0.000%, 11/29/2050	723,047	0.3
163,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 BK61, 0.000%, 11/27/2049	124,011	0.1
238,000 (2)	GAM RE-REMIC Trust 2022-FRR3 BK71, 2.010%, 11/27/2050	190,392	0.1
92,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 C728, 0.000%, 08/27/2050	85,761	0.0
95,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 CK47, 0.000%, 05/27/2048	84,012	0.0
113,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 CK61, 0.000%, 11/27/2049	81,786	0.0
92,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 D728, 0.000%, 08/27/2050	84,649	0.0
75,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 DK41, 0.000%, 10/27/2047	69,544	0.0
95,000 (2)(6)	GAM RE-REMIC Trust 2022-FRR3 DK47, 0.000%, 05/27/2048	82,036	0.0
166,000 (2)	GAM RE-REMIC TRUST 2021-FRR2 BK78, 2.410%, 09/27/2051	125,769	0.1
126,000 (2)(6)	GAM RE-REMIC TRUST 2021-FRR2 C730, 0.000%, 09/27/2051	114,222	0.1
153,000 (2)(6)	GAM RE-REMIC TRUST 2021-FRR2 CK44, 0.000%, 09/27/2051	137,345	0.1
125,000 (2)	GAM RE-REMIC TRUST 2021-FRR2 CK49, 1.020%, 09/27/2051	110,611	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
106,000 (2)(6)	GAM RE-REMIC TRUST 2021-FRR2 CK78, 0.000%, 09/27/2051	$66,328	0.0
126,000 (2)(6)	GAM RE-REMIC TRUST 2021-FRR2 D730, 0.000%, 09/27/2051	112,504	0.0
125,000 (2)(6)	GAM RE-REMIC TRUST 2021-FRR2 DK49, 0.000%, 09/27/2051	106,278	0.0
700,000 (1)(2)	Great Wolf Trust 2019-WOLF C, 7.309%, (TSFR1M + 1.747%), 12/15/2036	694,707	0.3
600,000 (1)(2)	GS Mortgage Securities Corp. II 2023-SHIP C, 5.505%, 09/10/2038	584,353	0.3
12,229,356 (1)(3)	GS Mortgage Securities Trust 2019-GC39 XA, 1.105%, 05/10/2052	550,194	0.2
770,000 (1)(2)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-MHC E, 7.926%, (TSFR1M + 2.564%), 04/15/2038	746,428	0.3
19,675,479 (1)(3)	JPMDB Commercial Mortgage Securities Trust 2018-C8 XA, 0.605%, 06/15/2051	380,739	0.2
746,418 (1)(2)	Med Trust 2021-MDLN D, 7.476%, (TSFR1M + 2.114%), 11/15/2038	728,175	0.3
182,000 (1)(2)	MF1 Multifamily Housing Mortgage Loan Trust 2021-FL5 D, 7.976%, (TSFR1M + 2.614%), 07/15/2036	178,121	0.1
1,955,000 (1)(2)	Morgan Stanley Capital I Trust 2016-BNK2 D, 3.000%, 11/15/2049	812,890	0.4
7,365,064 (1)(3)	Morgan Stanley Capital I Trust 2019-L3 XA, 0.613%, 11/15/2052	206,224	0.1
90,000 (2)	RFM Reremic Trust 2022-FRR1 AB55, 0.990%, 03/28/2049	75,153	0.0
70,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB60, 2.420%, 11/08/2049	59,303	0.0
110,000 (1)(2)	RFM Reremic Trust 2022-FRR1 AB64, 2.270%, 03/01/2050	92,539	0.0
30,000 (2)(6)	RFM Reremic Trust 2022-FRR1 CK55, 0.000%, 03/28/2049	24,261	0.0
30,000 (2)(6)	RFM Reremic Trust 2022-FRR1 CK60, 0.000%, 11/08/2049	22,755	0.0
Shares		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (2)	THPT Mortgage Trust 2023-THL A, 6.994%, 12/10/2034	$508,991	0.2
1,920,000 (1)	WFRBS Commercial Mortgage Trust 2014-C19 C, 4.646%, 03/15/2047	1,877,618	0.8
	Total Commercial Mortgage-Backed Securities (Cost $27,987,914)	24,931,122	10.9
ASSET-BACKED SECURITIES: 9.3%
	Automobile Asset-Backed Securities: 0.3%
373,595	Americredit Automobile Receivables Trust 2019-2 D, 2.990%, 06/18/2025	373,043	0.1
400,000	GM Financial Automobile Leasing Trust 2022-3 C, 5.130%, 08/20/2026	397,258	0.2
		770,301	0.3

	Home Equity Asset-Backed Securities: 0.2%
470,166 (1)(2)	ACE Securities Corp. Mortgage Loan Trust Series 2007-D1 A2, 6.336%, 02/25/2038	370,969	0.2

	Other Asset-Backed Securities: 7.9%
148,500 (2)	Applebee’s Funding LLC / IHOP Funding LLC 2019-1A A2II, 4.723%, 06/05/2049	142,806	0.1
250,000 (1)(2)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D, 8.376%, (TSFR1M + 3.014%), 11/15/2036	240,364	0.1
300,000 (1)(2)	Barings CLO Ltd. 2018-3A C, 7.577%, (TSFR3M + 2.162%), 07/20/2029	301,119	0.1
750,000 (1)(2)	Benefit Street Partners CLO II Ltd. 2013-IIA BR2, 7.555%, (TSFR3M + 2.162%), 07/15/2029	752,894	0.3
400,000 (1)(2)	Benefit Street Partners CLO XXIII Ltd. 2021-23A C, 7.840%, (TSFR3M + 2.462%), 04/25/2034	401,476	0.2
250,000 (1)(2)	BlueMountain CLO XXVIII Ltd. 2021-28A C, 7.655%, (TSFR3M + 2.262%), 04/15/2034	245,599	0.1
586,150 (2)	Domino’s Pizza Master Issuer LLC 2018-1A A2I, 4.116%, 07/25/2048	571,279	0.3

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,000,000 (1)(2)	Dryden 87 CLO Ltd. 2021-87A C, 7.529%, (TSFR3M + 2.162%), 05/20/2034	$979,078	0.4
250,000 (1)(2)	Invesco US CLO Ltd. 2023-1A C, 9.062%, (TSFR3M + 3.650%), 04/22/2035	251,721	0.1
351,120 (2)	J.G. Wentworth XXXVIII LLC 2017-1A A, 3.990%, 08/16/2060	308,646	0.2
750,000 (1)(2)	LCM XV L.P. 15A CR, 8.077%, (TSFR3M + 2.662%), 07/20/2030	748,869	0.3
750,000 (1)(2)	LCM XXII Ltd. 22A BR, 7.677%, (TSFR3M + 2.262%), 10/20/2028	745,321	0.3
950,000 (1)(2)	Magnetite XXVI Ltd. 2020-26A CR, 7.540%, (TSFR3M + 2.162%), 07/25/2034	946,425	0.4
83,434 (2)	Marlette Funding Trust 2022-3A A, 5.180%, 11/15/2032	83,213	0.1
280,100 (2)	Mill City Solar Loan Ltd. 2019-2GS A, 3.690%, 07/20/2043	247,877	0.1
807,256 (2)	Mosaic Solar Loans LLC 2017-2A A, 3.820%, 06/22/2043	748,913	0.3
750,000 (1)(2)	Neuberger Berman CLO XVII Ltd. 2014-17A CR2, 7.674%, (TSFR3M + 2.262%), 04/22/2029	746,741	0.3
1,000,000 (1)(2)	Neuberger Berman Loan Advisers CLO 25 Ltd. 2017-25A CR, 7.407%, (TSFR3M + 2.012%), 10/18/2029	990,104	0.4
750,000 (1)(2)	Neuberger Berman Loan Advisers CLO 33 Ltd. 2019-33A CR, 7.555%, (TSFR3M + 2.162%), 10/16/2033	745,074	0.3
500,000 (1)(2)	NYACK Park CLO Ltd. 2021-1A C, 7.627%, (TSFR3M + 2.212%), 10/20/2034	497,071	0.2
580,000 (1)(2)	Octagon Investment Partners 31 Ltd. 2017-1A CR, 7.727%, (TSFR3M + 2.312%), 07/20/2030	579,793	0.3
250,000 (1)(2)	Octagon Loan Funding Ltd. 2014-1A CRR, 7.829%, (TSFR3M + 2.462%), 11/18/2031	243,445	0.1
Shares		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
250,000 (1)(2)	OHA Credit Funding 8 Ltd. 2021-8A C, 7.557%, (TSFR3M + 2.162%), 01/18/2034	$249,145	0.1
350,000 (2)	OneMain Financial Issuance Trust 2023-1A A, 5.500%, 06/14/2038	355,006	0.2
500,000 (1)(2)	OSD CLO Ltd. 2023-27A C, 8.394%, (TSFR3M + 3.000%), 04/16/2035	502,298	0.2
750,000 (1)(2)	Palmer Square CLO Ltd. 2023-1A C, 8.666%, (TSFR3M + 3.250%), 01/20/2036	758,771	0.3
550,000 (1)(2)	Shackleton CLO Ltd. 2019-15A CR, 7.805%, (TSFR3M + 2.412%), 01/15/2032	538,025	0.3
500,000 (1)(2)	Silver Creek CLO Ltd. 2014-1A CR, 7.977%, (TSFR3M + 2.562%), 07/20/2030	502,536	0.2
371,401 (2)	Sunnova Helios IX Issuer LLC 2022-B A, 5.000%, 08/20/2049	364,378	0.2
291,410 (2)	Sunnova Helios XI Issuer LLC 2023-A A, 5.300%, 05/20/2050	285,450	0.1
261,957 (2)	Sunrun Xanadu Issuer LLC 2019-1A A, 3.980%, 06/30/2054	245,309	0.1
750,000 (1)(2)	TCW CLO Ltd. 2023-1A C, 8.890%, (TSFR3M + 3.500%), 04/28/2036	758,359	0.3
600,000 (1)(2)	THL Credit Wind River CLO Ltd. 2017-3A CR, 8.155%, (TSFR3M + 2.762%), 04/15/2035	594,921	0.3
1,127,963 (2)	Wendy’s Funding LLC 2018-1A A2II, 3.884%, 03/15/2048	1,051,532	0.5
224,996 (2)	Wendy’s Funding LLC 2019-1A A2I, 3.783%, 06/15/2049	215,461	0.1
		17,939,019	7.9

	Student Loan Asset-Backed Securities: 0.9%
346,394 (2)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	322,756	0.1
150,436 (2)	Navient Private Education Refi Loan Trust 2019-GA A, 2.400%, 10/15/2068	140,893	0.1
325,765 (2)	Navient Private Education Refi Loan Trust 2020-BA A2, 2.120%, 01/15/2069	300,692	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
359,985 (2)	Navient Private Education Refi Loan Trust 2020-DA A, 1.690%, 05/15/2069	$327,872	0.1
150,251 (2)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	132,492	0.1
121,353 (2)	Navient Private Education Refi Loan Trust 2021-BA A, 0.940%, 07/15/2069	105,647	0.1
600,000 (2)	Sofi Professional Loan Program LLC 2019-C BFX, 3.050%, 11/16/2048	505,764	0.2
181,084 (2)	SoFi Professional Loan Program Trust 2020-C AFX, 1.950%, 02/15/2046	164,860	0.1
		2,000,976	0.9
	Total Asset-Backed Securities (Cost $21,540,869)	21,081,265	9.3

U.S. TREASURY OBLIGATIONS: 5.2%
	United States Treasury Bonds: 0.3%
122,000	3.375%, 08/15/2042	108,835	0.1
452,800	4.125%, 08/15/2053	457,823	0.2
46,000	4.375%, 08/15/2043	46,971	0.0
		613,629	0.3

	United States Treasury Notes: 4.9%
8,000	2.750%, 08/15/2032	7,328	0.0
2,462,300	3.750%, 12/31/2028	2,451,335	1.1
228,000	4.250%, 12/31/2025	227,973	0.1
7,004,000	4.250%, 12/15/2026	7,073,493	3.1
524,500	4.375%, 11/30/2028	536,793	0.2
250,000	4.375%, 11/30/2030	257,129	0.1
292,600	4.500%, 11/15/2033	307,276	0.1
330,000	4.875%, 11/30/2025	333,442	0.2
		11,194,769	4.9
	Total U.S. Treasury Obligations (Cost $11,657,887)	11,808,398	5.2

SOVEREIGN BONDS: 1.7%
BRL390,000	Brazil Notas do Tesouro Nacional Serie B NTNB, 6.000%, 08/15/2050	368,615	0.2
246,125	Chile Government International Bond, 4.950%, 01/05/2036	243,664	0.1
MXN27,250,000	Mexican Bonos M, 7.750%, 05/29/2031	1,500,411	0.7
200,000	Mexico Government International Bond, 6.338%, 05/04/2053	204,344	0.1
Shares		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
ZAR25,575,000	Republic of South Africa Government Bond 2035, 8.875%, 02/28/2035	$1,180,684	0.5
250,000	Republic of South Africa Government International Bond, 4.850%, 09/30/2029	235,195	0.1
200,000 (7)	Russian Foreign Bond - Eurobond, 4.375%, 03/21/2029	113,000	0.0
350,000 (7)	Ukraine Government International Bond, 7.750%, 09/01/2027	96,162	0.0
	Total Sovereign Bonds (Cost $4,036,094)	3,942,075	1.7

Shares		Value	Percentage of Net Assets
COMMON STOCK: 40.5%
	Communication Services: 3.5%
8,251 (8)	Alphabet, Inc. — Class A	1,152,582	0.5
26,740	AT&T, Inc.	448,697	0.2
12,896	Comcast Corp. — Class A	565,490	0.3
3,773	Deutsche Telekom AG, Reg	90,715	0.1
2,290	Electronic Arts, Inc.	313,295	0.1
811	Elisa Oyj	37,486	0.0
27,000	HKT Trust & HKT Ltd. — Stapled Security	32,236	0.0
4,381	Iridium Communications, Inc.	180,322	0.1
22,842 (4)	Koninklijke KPN NV	78,693	0.0
6,453 (8)	Meta Platforms, Inc. — Class A	2,284,104	1.0
1,636 (8)	Netflix, Inc.	796,536	0.4
500	Nintendo Co. Ltd.	26,017	0.0
49,600	Nippon Telegraph & Telephone Corp.	60,566	0.0
7,641	Orange SA	87,089	0.0
7,823 (8)	ROBLOX Corp. — Class A	357,668	0.2
227 (2)	Scout24 SE	16,051	0.0
5,600	SoftBank Corp.	69,786	0.0
9,648	Spark New Zealand Ltd.	31,593	0.0
140	Swisscom AG, Reg	84,262	0.0
7,238 (4)	Telefonica SA	28,300	0.0
15,873	Telstra Group Ltd.	42,893	0.0
1,928	T-Mobile US, Inc.	309,116	0.1
4,741 (8)	Trade Desk, Inc. — Class A	341,162	0.2
14,433	Verizon Communications, Inc.	544,124	0.3
		7,978,783	3.5

	Consumer Discretionary: 4.0%
21,731 (8)	Amazon.com, Inc.	3,301,808	1.5

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
973	Bayerische Motoren Werke AG	$108,267	0.1
1,584	BorgWarner, Inc.	56,786	0.0
1,600	Bridgestone Corp.	66,082	0.0
237 (8)	Chipotle Mexican Grill, Inc.	542,010	0.2
11	Compass Group PLC	301	0.0
424	DR Horton, Inc.	64,440	0.0
2,049	Garmin Ltd.	263,378	0.1
3,812	General Motors Co.	136,927	0.1
7,000	Gentex Corp.	228,620	0.1
1,450	Genuine Parts Co.	200,825	0.1
4,521	H&R Block, Inc.	218,681	0.1
2,600	Honda Motor Co. Ltd.	26,820	0.0
366	Industria de Diseno Textil SA	15,970	0.0
9,167	Las Vegas Sands Corp.	451,108	0.2
728	Lear Corp.	102,801	0.1
4,033	LKQ Corp.	192,737	0.1
1,106 (8)	Lululemon Athletica, Inc.	565,487	0.3
1,987	McDonald’s Corp.	589,165	0.3
1,400 (4)	McDonald’s Holdings Co. Japan Ltd.	60,644	0.0
993	Mercedes-Benz Group AG	68,515	0.0
1,607	NIKE, Inc. — Class B	174,472	0.1
4,415	Pearson PLC	54,229	0.0
371	Ralph Lauren Corp.	53,498	0.0
4,018	Ross Stores, Inc.	556,051	0.3
3,800	Sekisui House Ltd.	84,232	0.0
4,300	Subaru Corp.	78,429	0.0
2,244	Tapestry, Inc.	82,602	0.0
1,514 (8)	Tesla, Inc.	376,199	0.2
519	TJX Cos., Inc.	48,687	0.0
3,100	USS Co. Ltd.	62,236	0.0
10,367	Wendy’s Co.	201,949	0.1
		9,033,956	4.0

	Consumer Staples: 2.4%
8,213	Altria Group, Inc.	331,312	0.1
5,031	British American Tobacco PLC	147,203	0.1
6,388	Coca-Cola Co.	376,445	0.2
4,221	Colgate-Palmolive Co.	336,456	0.1
2,394	Constellation Brands, Inc. — Class A	578,749	0.3
1,690	Danone SA	109,644	0.1
4,247	General Mills, Inc.	276,650	0.1
219	Heineken Holding NV	18,544	0.0
4,127	Imperial Brands PLC	95,036	0.0
1,312	Ingredion, Inc.	142,391	0.1
4,400 (4)	Japan Tobacco, Inc.	113,631	0.1
1,764	Kimberly-Clark Corp.	214,344	0.1
4,200 (4)	Kirin Holdings Co. Ltd.	61,488	0.0
2,754	Koninklijke Ahold Delhaize NV	79,236	0.0
11,572	Mondelez International, Inc. — Class A	838,160	0.4
1,670	PepsiCo, Inc.	283,633	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
5,151	Philip Morris International, Inc.	$484,606	0.2
3,345	Procter & Gamble Co.	490,176	0.2
821	Reckitt Benckiser Group PLC	56,652	0.0
2,692	Walmart, Inc.	424,394	0.2
		5,458,750	2.4

	Energy: 1.5%
1,125	Aker BP ASA	32,679	0.0
2,941	Ampol Ltd.	72,481	0.0
7,231	Baker Hughes Co.	247,156	0.1
36,131	BP PLC	214,187	0.1
3,213	ConocoPhillips	372,933	0.2
3,501	Coterra Energy, Inc.	89,345	0.0
907	Diamondback Energy, Inc.	140,658	0.1
2,703	DT Midstream, Inc.	148,124	0.1
21,200	ENEOS Holdings, Inc.	84,084	0.0
7,071	Eni SpA	119,934	0.1
2,824	EOG Resources, Inc.	341,563	0.2
7,987	Equitrans Midstream Corp.	81,308	0.0
2,974	Exxon Mobil Corp.	297,340	0.1
3,500 (4)	Inpex Corp.	46,836	0.0
1,633	Marathon Petroleum Corp.	242,272	0.1
2,667	Phillips 66	355,084	0.2
2,199	Repsol SA	32,620	0.0
18,160	Santos Ltd.	94,423	0.0
5,873	Shell PLC	192,247	0.1
2,289	Valero Energy Corp.	297,570	0.1
		3,502,844	1.5

	Financials: 5.3%
5,047 (2)	ABN AMRO Bank NV	75,899	0.0
1,433	Aflac, Inc.	118,223	0.1
844	Allianz SE	225,551	0.1
1,092	Allstate Corp.	152,858	0.1
1,404	American Express Co.	263,025	0.1
895	American Financial Group, Inc.	106,407	0.1
3,062	American International Group, Inc.	207,451	0.1
582	Ameriprise Financial, Inc.	221,061	0.1
2 (2)	Amundi SA	136	0.0
8,114	ANZ Group Holdings Ltd.	143,358	0.1
1,038	Aon PLC — Class A	302,079	0.1
1,553	Ares Management Corp. — Class A	184,683	0.1
1,680	ASR Nederland NV	79,363	0.0
2,434	Assicurazioni Generali SpA	51,424	0.0
1,357	Assurant, Inc.	228,641	0.1
14,898	Aviva PLC	82,437	0.0
724	AXA SA	23,643	0.0
3,697	Axis Capital Holdings Ltd.	204,703	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
119	Baloise Holding AG, Reg	$18,658	0.0
3,088	Banco BPM SpA	16,363	0.0
1,327	Bank Hapoalim BM	11,921	0.0
1,536	Bank Leumi Le-Israel BM	12,361	0.0
7,040	Bank of Ireland Group PLC	63,912	0.0
221 (4)	Banque Cantonale Vaudoise	28,502	0.0
28,000	BOC Hong Kong Holdings Ltd.	76,063	0.0
3,288	Brown & Brown, Inc.	233,810	0.1
19,182	CaixaBank SA	78,998	0.0
1,489	Cboe Global Markets, Inc.	265,876	0.1
6,052	Citigroup, Inc.	311,315	0.1
1,812	CME Group, Inc.	381,607	0.2
5,953	CNO Financial Group, Inc.	166,089	0.1
3,948	Credit Agricole SA	56,127	0.0
3,266	Danske Bank A/S	87,304	0.1
4,459	DNB Bank ASA	94,804	0.1
1	Edenred	60	0.0
1,116	Equitable Holdings, Inc.	37,163	0.0
189	Erie Indemnity Co. — Class A	63,300	0.0
771	Erste Group Bank AG	31,229	0.0
4,069	Essent Group Ltd.	214,599	0.1
643	Everest Re Group Ltd.	227,352	0.1
1,100	Hang Seng Bank Ltd.	12,843	0.0
68	Hannover Rueck SE	16,259	0.0
1,076	Hanover Insurance Group, Inc.	130,648	0.1
3,146	Hartford Financial Services Group, Inc.	252,876	0.1
270	Helvetia Holding AG	37,229	0.0
26,071	HSBC Holdings PLC	210,913	0.1
3,841	ING Groep NV	57,594	0.0
9,550	Insurance Australia Group Ltd.	36,914	0.0
2,538	International Bancshares Corp.	137,864	0.1
46,516	Intesa Sanpaolo SpA	136,124	0.1
9,000	Japan Post Bank Co. Ltd.	91,592	0.1
333	JPMorgan Chase & Co.	56,643	0.0
104	Legal & General Group PLC	332	0.0
3,479	Loews Corp.	242,104	0.1
1,150	LPL Financial Holdings, Inc.	261,763	0.1
21,495	M&G PLC	60,833	0.0
3,342	Marsh & McLennan Cos., Inc.	633,209	0.3
25,299	Medibank Pvt Ltd.	61,420	0.0
6,171	Mediobanca Banca di Credito Finanziario SpA	76,469	0.0
4,570	MetLife, Inc.	302,214	0.1
12,451	MGIC Investment Corp.	240,180	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
2,200	MS&AD Insurance Group Holdings, Inc.	$86,501	0.1
148	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	61,392	0.0
11	NatWest Group PLC	31	0.0
2,112	NN Group NV	83,468	0.1
3,228	Nordea Bank Abp	40,075	0.0
3,164	OneMain Holdings, Inc.	155,669	0.1
3,600	Oversea-Chinese Banking Corp. Ltd.	35,422	0.0
4,614	Phoenix Group Holdings PLC	31,417	0.0
5,721 (2)(4)	Poste Italiane SpA	65,029	0.0
824	Prudential Financial, Inc.	85,457	0.1
6,153	QBE Insurance Group Ltd.	62,346	0.0
1,133	Reinsurance Group of America, Inc.	183,297	0.1
22,652	Rithm Capital Corp.	241,923	0.1
4,200	Sumitomo Mitsui Trust Holdings, Inc.	80,438	0.0
5,801	Suncorp Group Ltd.	54,932	0.0
765	Swiss Re AG	86,086	0.1
4,893	Synchrony Financial	186,864	0.1
8,068	Tradeweb Markets, Inc. — Class A	733,220	0.3
1,657	Travelers Cos., Inc.	315,642	0.2
2,221	Tryg A/S	48,334	0.0
2,208	UniCredit SpA	60,123	0.0
5,077	Unum Group	229,582	0.1
6,987	Wells Fargo & Co.	343,900	0.2
1,119	Willis Towers Watson PLC	269,903	0.1
500	Wintrust Financial Corp.	46,375	0.0
327 (4)	Zurich Insurance Group AG	170,965	0.1
		11,962,769	5.3

	Health Care: 5.6%
1,487	AbbVie, Inc.	230,440	0.1
1,041	AmerisourceBergen Corp.	213,801	0.1
890	Amgen, Inc.	256,338	0.1
8,690 (8)	Boston Scientific Corp.	502,369	0.2
7,910	Bristol-Myers Squibb Co.	405,862	0.2
2,418	Cardinal Health, Inc.	243,734	0.1
1,175	Cigna Group	351,854	0.1
5,178	CVS Health Corp.	408,855	0.2
1,999	Elevance Health, Inc.	942,648	0.4
2,553	Eli Lilly & Co.	1,488,195	0.6
5,049	Gilead Sciences, Inc.	409,019	0.2
9,505	GSK PLC	175,550	0.1
1,094	HCA Healthcare, Inc.	296,124	0.1
1,787	Hikma Pharmaceuticals PLC	40,720	0.0
520	Humana, Inc.	238,061	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
2,169 (8)	Intuitive Surgical, Inc.	$731,734	0.3
6,005	Johnson & Johnson	941,224	0.4
648	McKesson Corp.	300,011	0.1
1,883	Medtronic PLC	155,122	0.1
5,888	Merck & Co., Inc.	641,910	0.3
3,562	Novartis AG, Reg	359,799	0.2
2,900	Ono Pharmaceutical Co. Ltd.	51,590	0.0
1,113	Orion Oyj — Class B	48,228	0.0
1,600	Otsuka Holdings Co. Ltd.	59,835	0.0
15,974	Pfizer, Inc.	459,891	0.2
1,982 (8)	Repligen Corp.	356,364	0.2
576	Roche Holding AG	167,440	0.1
2,290	Sanofi	227,563	0.1
1,231	Stryker Corp.	368,635	0.2
4,400	Takeda Pharmaceutical Co. Ltd.	126,183	0.1
1,117	Thermo Fisher Scientific, Inc.	592,892	0.3
599	UnitedHealth Group, Inc.	315,356	0.1
1,571 (8)	Vertex Pharmaceuticals, Inc.	639,224	0.3
7,360	Viatris, Inc.	79,709	0.0
		12,826,280	5.6

	Industrials: 4.1%
1,016	3M Co.	111,069	0.1
1,786	ACS Actividades de Construccion y Servicios SA	79,325	0.1
453	Acuity Brands, Inc.	92,788	0.1
70 (2)	Aena SME SA	12,706	0.0
1,783	AMETEK, Inc.	293,999	0.1
2,228 (4)	Auckland International Airport Ltd.	12,394	0.0
18,035	Aurizon Holdings Ltd.	46,691	0.0
1,044	Automatic Data Processing, Inc.	243,221	0.1
4,538	BAE Systems PLC	64,235	0.0
2,727	Booz Allen Hamilton Holding Corp.	348,811	0.2
1,491	Bouygues SA	56,254	0.0
6,882	Brambles Ltd.	63,788	0.0
718	Bureau Veritas SA	18,165	0.0
3,500	Central Japan Railway Co.	88,831	0.1
389	Cintas Corp.	234,435	0.1
734	Computershare Ltd.	12,225	0.0
6,690 (8)	Copart, Inc.	327,810	0.2
283	Curtiss-Wright Corp.	63,050	0.0
1,600	Dai Nippon Printing Co. Ltd.	47,250	0.0
144	Dassault Aviation SA	28,531	0.0
154	DCC PLC	11,331	0.0
3,317	Donaldson Co., Inc.	216,766	0.1
5,896	Dun & Bradstreet Holdings, Inc.	68,983	0.0
466	Eiffage SA	50,025	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
248	Elbit Systems Ltd.	$52,599	0.0
3,291	Emerson Electric Co.	320,313	0.2
934	Fastenal Co.	60,495	0.0
2,202 (4)	Ferrovial SE	80,375	0.1
3,101	Fortive Corp.	228,327	0.1
2,965	Getlink SE	54,303	0.0
2,000	Hankyu Hanshin Holdings, Inc.	63,560	0.0
6,136	Ingersoll Rand, Inc.	474,558	0.2
1,885	Jacobs Solutions, Inc.	244,673	0.1
1,300	Jardine Matheson Holdings Ltd.	55,250	0.0
4,036	Johnson Controls International PLC	232,635	0.1
1,300	Kajima Corp.	21,676	0.0
100	Kuehne + Nagel International AG	34,510	0.0
2,188	Leidos Holdings, Inc.	236,829	0.1
4,563	Leonardo SpA	75,395	0.0
2,176	MSC Industrial Direct Co., Inc. — Class A	220,342	0.1
5,500	MTR Corp. Ltd.	21,347	0.0
7,100	Obayashi Corp.	61,333	0.0
807	Old Dominion Freight Line, Inc.	327,101	0.2
609	Otis Worldwide Corp.	54,487	0.0
958	Owens Corning	142,004	0.1
1,388	Parker-Hannifin Corp.	639,452	0.3
775	Pentair PLC	56,350	0.0
1,540	RELX PLC	61,098	0.0
350	Republic Services, Inc.	57,719	0.0
400	Rockwell Automation, Inc.	124,192	0.1
5,585	Rollins, Inc.	243,897	0.1
1,943	Ryder System, Inc.	223,562	0.1
3,285	Schneider National, Inc. — Class B	83,603	0.1
1,100	Secom Co. Ltd.	79,134	0.1
2,000	Shimizu Corp.	13,267	0.0
6,200	Singapore Technologies Engineering Ltd.	18,257	0.0
19,000	SITC International Holdings Co. Ltd.	32,795	0.0
3,232	Smiths Group PLC	72,544	0.0
823	Snap-on, Inc.	237,715	0.1
3,865	SS&C Technologies Holdings, Inc.	236,190	0.1
457	Thales SA	67,669	0.0
1,800	Tobu Railway Co. Ltd.	48,293	0.0
900	Tokyu Corp.	10,974	0.0
1,800	TOPPAN Holdings, Inc.	50,129	0.0
544	TransDigm Group, Inc.	550,310	0.3
900	Verisk Analytics, Inc.	214,974	0.1
99	Vinci SA	12,459	0.0
1,700	West Japan Railway Co.	70,836	0.0
1,964	Westinghouse Air Brake Technologies Corp.	249,232	0.1
495	Wolters Kluwer NV	70,423	0.0

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
250	WW Grainger, Inc.	$207,172	0.1
		9,387,041	4.1

	Information Technology: 10.3%
1,804 (8)	Adobe, Inc.	1,076,266	0.5
4,166 (8)	Advanced Micro Devices, Inc.	614,110	0.3
2,562	Amdocs Ltd.	225,174	0.1
18,528	Apple, Inc.	3,567,196	1.6
1,440	Applied Materials, Inc.	233,381	0.1
3,513	Avnet, Inc.	177,055	0.1
567	Broadcom, Inc.	632,914	0.3
11,878	Cisco Systems, Inc.	600,077	0.3
2,345 (8)	Crowdstrike Holdings, Inc. — Class A	598,725	0.3
2,320 (8)	Datadog, Inc. — Class A	281,602	0.1
9,790	Hewlett Packard Enterprise Co.	166,234	0.1
5,543	HP, Inc.	166,789	0.1
145	Intuit, Inc.	90,629	0.0
7,625	Juniper Networks, Inc.	224,785	0.1
218	KLA Corp.	126,723	0.1
3,585	Marvell Technology, Inc.	216,211	0.1
8,633	Micron Technology, Inc.	736,740	0.3
15,333	Microsoft Corp.	5,765,821	2.5
679 (8)	MongoDB, Inc.	277,609	0.1
2,561	NetApp, Inc.	225,778	0.1
5,658	NVIDIA Corp.	2,801,955	1.2
300	Oracle Corp. Japan	23,094	0.0
1,660 (8)	Palo Alto Networks, Inc.	489,501	0.2
1,808	Paychex, Inc.	215,351	0.1
1,702	Qualcomm, Inc.	246,160	0.1
4,844	Sage Group PLC	72,315	0.0
1,428 (8)	Salesforce, Inc.	375,764	0.2
1,600	SCSK Corp.	31,678	0.0
961 (8)	ServiceNow, Inc.	678,937	0.3
7,280	Visa, Inc. — Class A	1,895,348	0.8
1,966 (8)	Workday, Inc. — Class A	542,734	0.2
		23,376,656	10.3
	Materials: 1.2%
77	Air Liquide SA	14,992	0.0
10,900	Asahi Kasei Corp.	80,446	0.0
1,405	BASF SE	75,655	0.0
5,831	BHP Group Ltd. — Class DI	199,214	0.1
5,713	Dow, Inc.	313,301	0.2
3,380	Element Solutions, Inc.	78,213	0.0
3,504	Evonik Industries AG	71,583	0.0
76	Glencore PLC	457	0.0
1,550	Holcim AG	121,739	0.1
5,000	JFE Holdings, Inc.	77,356	0.0
847	Linde PLC	347,871	0.2
2,669	LyondellBasell Industries NV — Class A	253,768	0.1
11,100	Mitsubishi Chemical Group Corp.	67,856	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
600	Nitto Denko Corp.	$44,775	0.0
1,941	OCI NV	56,253	0.0
17,900	Oji Holdings Corp.	68,806	0.0
1,095	PPG Industries, Inc.	163,757	0.1
395	Rio Tinto Ltd.	36,576	0.0
950	RPM International, Inc.	106,048	0.1
1,776	Sherwin-Williams Co.	553,934	0.3
192 (4)	Solvay SA	5,885	0.0
192 (8)	Syensqo SA	19,979	0.0
5,300	Tosoh Corp.	67,565	0.0
		2,826,029	1.2
	Real Estate: 1.1%
3,781	Agree Realty Corp.	238,014	0.1
802	AvalonBay Communities, Inc.	150,151	0.1
8,988	Brixmor Property Group, Inc.	209,151	0.1
8,500	CK Asset Holdings Ltd.	42,662	0.0
3,000	Daiwa House Industry Co. Ltd.	90,691	0.1
12	Daiwa House REIT Investment Corp.	21,399	0.0
563	EastGroup Properties, Inc.	103,333	0.1
4,086	Equity Residential	249,900	0.1
4,674	Gaming and Leisure Properties, Inc.	230,662	0.1
26,000	Hang Lung Properties Ltd.	36,148	0.0
6,100	Hongkong Land Holdings Ltd.	21,216	0.0
3,582	Invitation Homes, Inc.	122,182	0.1
1,604	Kilroy Realty Corp.	63,904	0.0
6,061	National Retail Properties, Inc.	261,229	0.1
43,000 (4)	New World Development Co. Ltd.	66,672	0.0
700	Nomura Real Estate Holdings, Inc.	18,368	0.0
4,042	Sabra Health Care REIT, Inc.	57,679	0.0
18,000	Sino Land Co. Ltd.	19,575	0.0
585 (4)	Swiss Prime Site AG	62,503	0.0
8,839	VICI Properties, Inc.	281,787	0.1
1,629	Welltower, Inc.	146,887	0.1
		2,494,113	1.1
	Utilities: 1.5%
582	Ameren Corp.	42,102	0.0
3,243	American Electric Power Co., Inc.	263,396	0.1
2,102	Atmos Energy Corp.	243,622	0.1
146	BKW AG	25,969	0.0
7,406	Centrica PLC	13,277	0.0
5,300	Chubu Electric Power Co., Inc.	68,430	0.0
3,000	CLP Holdings Ltd.	24,786	0.0
2,240	DTE Energy Co.	246,982	0.1
3,942	Edison International	281,814	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
2,709 (4)	Enagas SA	$45,699	0.0
554 (4)	Endesa SA	11,302	0.0
3,094	Engie SA	54,505	0.0
3,502	Evergy, Inc.	182,804	0.1
5,371	Iberdrola SA	70,450	0.0
1,200	Kansai Electric Power Co., Inc.	15,926	0.0
3,333	National Fuel Gas Co.	167,217	0.1
10,435	National Grid PLC	140,573	0.1
6,058	NextEra Energy, Inc.	367,963	0.2
8,254	NiSource, Inc.	219,144	0.1
3,781	NorthWestern Corp.	192,415	0.1
1,548	ONE Gas, Inc.	98,639	0.1
3,800	Osaka Gas Co. Ltd.	79,323	0.1
7,000	Power Assets Holdings Ltd.	40,584	0.0
3,936	Red Electrica Corp. SA	64,860	0.0
3,980	Sempra Energy	297,425	0.1
12,085	Snam SpA	62,176	0.0
9,610 (4)	Terna - Rete Elettrica Nazionale	80,173	0.1
		3,401,556	1.5
	Total Common Stock (Cost $76,271,252)	92,248,777	40.5
EXCHANGE-TRADED FUNDS: 0.3%
3,428	iShares MSCI EAFE Value ETF	178,599	0.1
3,145	iShares Russell 1000 Value ETF	519,711	0.2
		698,310	0.3
	Total Exchange-Traded Funds (Cost $672,475)	698,310	0.3
MUTUAL FUNDS: 2.2%
	Affiliated Investment Companies: 2.2%
180,171	Voya VACS Series EMHCD Fund	1,879,184	0.8
307,732	Voya VACS Series HYB Fund	3,169,636	1.4
		5,048,820	2.2
	Total Mutual Funds (Cost $4,880,032)	5,048,820	2.2
PREFERRED STOCK: 0.2%
	Consumer Staples: 0.0%
825	Henkel AG & Co. KGaA	66,365	0.0

	U.S. Government Agency Obligations: 0.2%
50 (9)	Federal National Mortgage Association	455,000	0.2
	Total Preferred Stock (Cost $4,154,537)	521,365	0.2
Shares		Value	Percentage of Net Assets
PURCHASED OPTIONS(10): 0.0%
	Total Purchased Options (Cost $284,614)	$75,327	0.0
	Total Long-Term Investments (Cost $219,603,380)	222,596,529	97.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
	Commercial Paper: 0.4%
400,000	Cigna Group, 9.180%, 01/03/2024	399,698	0.2
500,000	Volkswagen Group, 6.430%, 01/16/2024	498,594	0.2
	Total Commercial Paper (Cost $898,686)	898,292	0.4

	Repurchase Agreements: 2.1%
1,122,555 (11)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,123,213, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,145,006, due 08/15/27-10/20/53)	1,122,555	0.5
206,667 (11)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $206,788, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $210,800, due 12/01/29-12/01/53)	206,667	0.1

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,122,555 (11)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,123,213, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,145,006, due 02/01/35-09/01/52)	$1,122,555	0.5
1,122,555 (11)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $1,123,212, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $1,145,243, due 03/08/27-01/01/59)	1,122,555	0.5
1,122,555 (11)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,123,213, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $1,145,006, due 07/01/37-01/01/54)	1,122,555	0.5
	Total Repurchase Agreements (Cost $4,696,887)	4,696,887	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.7%
3,968,000 (12)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $3,968,000)	$3,968,000	1.7
	Total Short-Term Investments (Cost $9,563,573)	$9,563,179	4.2
	Total Investments in Securities (Cost $229,166,953)	$232,159,708	101.8
	Liabilities in Excess of Other Assets	(4,288,514)	(1.8)
	Net Assets	$227,871,194	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.
(4)	Security, or a portion of the security, is on loan.
(5)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(6)	Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. No payments of interest on the pool are passed through the principal only security.
(7)	Defaulted security.
(8)	Non-income producing security.
(9)	Preferred Stock may be called prior to convertible date.
(10)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(11)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(12)	Rate shown is the 7-day yield as of December 31, 2023.

Currency Abbreviations:

BRL	Brazilian Real
MXN	Mexican Peso
ZAR	South African Rand

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$7,362,175	$616,608	$—	$7,978,783
Consumer Discretionary	8,408,231	625,725	—	9,033,956
Consumer Staples	4,777,316	681,434	—	5,458,750
Energy	2,613,353	889,491	—	3,502,844
Financials	8,939,575	3,023,194	—	11,962,769
Health Care	11,569,372	1,256,908	—	12,826,280
Industrials	7,798,943	1,588,098	—	9,387,041
Information Technology	23,249,569	127,087	—	23,376,656
Materials	1,836,871	989,158	—	2,826,029
Real Estate	2,114,879	379,234	—	2,494,113
Utilities	2,603,523	798,033	—	3,401,556
Total Common Stock	81,273,807	10,974,970	—	92,248,777
Collateralized Mortgage Obligations	—	34,172,791	—	34,172,791
Corporate Bonds/Notes	—	28,068,279	—	28,068,279
Commercial Mortgage-Backed Securities	—	24,931,122	—	24,931,122
Asset-Backed Securities	—	21,081,265	—	21,081,265
U.S. Treasury Obligations	—	11,808,398	—	11,808,398
Mutual Funds	5,048,820	—	—	5,048,820
Sovereign Bonds	—	3,942,075	—	3,942,075
Exchange-Traded Funds	698,310	—	—	698,310
Preferred Stock	—	521,365	—	521,365
Purchased Options	7,125	68,202	—	75,327
Short-Term Investments	3,968,000	5,595,179	—	9,563,179
Total Investments, at fair value	$90,996,062	$141,163,646	$—	$232,159,708
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	—	74,127	—	74,127
Forward Foreign Currency Contracts	—	475,637	—	475,637
Forward Premium Swaptions	—	5,114	—	5,114
Futures	1,487,131	—	—	1,487,131
Total Assets	$92,483,193	$141,718,524	$—	$234,201,717
Liabilities Table
Other Financial Instruments+
Centrally Cleared Interest Rate Swaps	$—	$(854,463)	$—	$(854,463)
Forward Foreign Currency Contracts	—	(573,664)	—	(573,664)
Forward Premium Swaptions	—	(3,668)	—	(3,668)
Futures	(684,498)	—	—	(684,498)
Written Options	(1,425)	(232,668)	—	(234,093)
Total Liabilities	$(685,923)	$(1,664,463)	$—	$(2,350,386)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Hard Currency Debt Fund – Class P	$1,673,026	$8,094	$(2,113,642)	$432,522	$—	$12,931	$(429,062)	$—
Voya High Yield Bond Fund - Class P	2,811,853	16,025	(3,220,000)	392,122	—	30,023	(362,616)	—
Voya VACS Series EMHCD Fund	—	1,802,173	—	77,011	1,879,184	98,766	—	13,993
Voya VACS Series HYB Fund	—	3,077,859	—	91,777	3,169,636	206,480	—	—
	$4,484,879	$4,904,151	$(5,333,642)	$993,432	$5,048,820	$348,200	$(791,678)	$13,993

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following forward foreign currency contracts were outstanding for Voya Balanced Income Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,398,051	MXN	24,114,749	Bank of America N.A.	01/19/24	$(17,700)
NOK	8,462,669	USD	804,279	Bank of America N.A.	02/02/24	29,359
GBP	584,161	USD	738,742	Bank of America N.A.	02/02/24	5,995
JPY	42,223,398	USD	295,683	Bank of America N.A.	02/02/24	5,279
GBP	365,385	USD	462,032	Bank of America N.A.	02/02/24	3,791
AUD	615,263	USD	416,487	Bank of America N.A.	02/02/24	3,241
USD	911,459	GBP	717,891	Bank of America N.A.	02/02/24	(3,767)
USD	692,473	NZD	1,101,936	Bank of America N.A.	02/02/24	(4,207)
USD	323,894	NOK	3,340,240	Bank of America N.A.	02/02/24	(5,146)
USD	1,452,629	GBP	1,144,120	Bank of America N.A.	02/02/24	(5,988)
USD	804,842	CAD	1,079,348	Bank of America N.A.	02/02/24	(10,097)
USD	781,996	GBP	622,198	Bank of America N.A.	02/02/24	(11,233)
USD	382,145	NOK	3,996,293	Bank of America N.A.	02/02/24	(11,521)
USD	693,119	JPY	99,049,871	Bank of America N.A.	02/02/24	(12,894)
USD	320,939	BRL	1,580,064	Barclays Bank PLC	01/19/24	(4,017)
EUR	300,187	USD	324,785	Barclays Bank PLC	02/02/24	7,047
GBP	140,738	USD	178,369	Barclays Bank PLC	02/02/24	1,056
GBP	128,850	USD	163,242	Barclays Bank PLC	02/02/24	1,027
GBP	279,755	USD	356,205	Barclays Bank PLC	02/02/24	450
USD	242,099	CAD	321,587	Barclays Bank PLC	02/02/24	(708)
USD	107,024	CAD	142,747	Barclays Bank PLC	02/02/24	(754)
USD	101,960	EUR	93,320	Barclays Bank PLC	02/02/24	(1,197)
NZD	734,006	USD	465,647	Barclays Bank PLC	02/02/24	(1,585)
USD	548,783	CAD	733,036	Barclays Bank PLC	02/02/24	(4,681)
CHF	869,115	USD	998,093	BNP Paribas	02/02/24	38,818
CHF	399,869	USD	458,003	BNP Paribas	02/02/24	19,067
NOK	7,694,439	USD	740,866	BNP Paribas	02/02/24	17,096
NZD	1,345,890	USD	835,599	BNP Paribas	02/02/24	15,317
CHF	269,034	USD	308,750	BNP Paribas	02/02/24	12,225
JPY	308,509,265	USD	2,187,896	BNP Paribas	02/02/24	11,114
AUD	369,239	USD	242,610	BNP Paribas	02/02/24	9,282
CAD	781,401	USD	583,264	BNP Paribas	02/02/24	6,717
JPY	114,181,542	USD	808,594	BNP Paribas	02/02/24	5,276
AUD	435,840	USD	293,079	BNP Paribas	02/02/24	4,248
NZD	409,578	USD	256,841	BNP Paribas	02/02/24	2,107
AUD	622,431	USD	422,861	BNP Paribas	02/02/24	1,757
CAD	32,186	USD	23,679	BNP Paribas	02/02/24	622
EUR	87,258	USD	95,937	BNP Paribas	02/02/24	520
USD	136,699	EUR	124,985	BNP Paribas	02/02/24	(1,462)
GBP	1,590,656	USD	2,029,417	BNP Paribas	02/02/24	(1,518)

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	106,512	NOK	1,097,082	BNP Paribas	02/02/24	$(1,559)
USD	487,078	EUR	442,259	BNP Paribas	02/02/24	(1,803)
USD	1,146,645	CHF	963,802	BNP Paribas	02/02/24	(3,234)
USD	218,724	AUD	326,154	BNP Paribas	02/02/24	(3,776)
SEK	3,093,727	USD	311,806	BNP Paribas	02/02/24	(4,660)
USD	698,481	JPY	98,809,319	BNP Paribas	02/02/24	(5,817)
USD	416,910	SEK	4,350,163	BNP Paribas	02/02/24	(14,975)
USD	927,647	AUD	1,383,346	BNP Paribas	02/02/24	(16,062)
USD	1,094,777	JPY	158,143,257	BNP Paribas	02/02/24	(32,445)
CHF	398,209	USD	457,394	Citibank N.A.	02/02/24	17,695
AUD	721,384	USD	474,677	Citibank N.A.	02/02/24	17,447
CHF	119,107	USD	138,897	Citibank N.A.	02/02/24	3,206
CAD	947,767	USD	717,899	Citibank N.A.	02/02/24	(2,308)
USD	365,654	NZD	596,016	Citibank N.A.	02/02/24	(11,166)
CHF	507,500	USD	591,670	Goldman Sachs International	02/02/24	13,811
EUR	584,523	USD	632,333	Goldman Sachs International	02/02/24	13,809
CHF	469,753	USD	547,806	Goldman Sachs International	02/02/24	12,639
CAD	605,921	USD	445,855	Goldman Sachs International	02/02/24	11,633
JPY	73,174,501	USD	512,166	Goldman Sachs International	02/02/24	9,412
AUD	688,762	USD	462,749	Goldman Sachs International	02/02/24	7,119
SEK	3,473,650	USD	338,425	Goldman Sachs International	02/02/24	6,440
NZD	585,831	USD	364,142	Goldman Sachs International	02/02/24	6,239
USD	1,066,533	CAD	1,406,612	Goldman Sachs International	02/02/24	4,500
CAD	231,400	USD	170,440	Goldman Sachs International	02/02/24	4,274
USD	96,845	SEK	983,107	Goldman Sachs International	02/02/24	(758)
USD	652,752	JPY	91,833,548	Goldman Sachs International	02/02/24	(1,825)
USD	634,487	NZD	1,009,547	Goldman Sachs International	02/02/24	(3,782)
USD	331,830	JPY	47,095,646	Goldman Sachs International	02/02/24	(3,861)
USD	1,109,187	EUR	1,007,275	Goldman Sachs International	02/02/24	(4,271)
USD	477,953	SEK	4,879,994	Goldman Sachs International	02/02/24	(6,534)
USD	571,209	NOK	5,865,064	Goldman Sachs International	02/02/24	(6,545)
USD	444,578	AUD	662,483	Goldman Sachs International	02/02/24	(7,364)
USD	458,949	AUD	684,052	Goldman Sachs International	02/02/24	(7,707)
USD	963,292	GBP	769,877	Goldman Sachs International	02/02/24	(18,210)
USD	1,534,909	CHF	1,323,475	Goldman Sachs International	02/02/24	(44,083)
USD	574,786	JPY	82,942,709	Mizuho Securities (USA) Inc.	02/02/24	(16,417)
CHF	385,839	USD	451,440	Morgan Stanley Capital Services LLC	02/02/24	8,891
NZD	1,370,628	USD	859,366	Morgan Stanley Capital Services LLC	02/02/24	7,190
AUD	1,211,233	USD	820,144	Morgan Stanley Capital Services LLC	02/02/24	6,151
SEK	1,644,279	USD	157,700	Morgan Stanley Capital Services LLC	02/02/24	5,544
USD	143,849	NOK	1,454,724	Morgan Stanley Capital Services LLC	02/02/24	548
CAD	246,950	USD	186,843	Morgan Stanley Capital Services LLC	02/02/24	(388)
USD	488,475	NZD	796,719	Morgan Stanley Capital Services LLC	02/02/24	(15,237)
USD	1,073,063	JPY	153,272,274	Morgan Stanley Capital Services LLC	02/02/24	(19,440)
AUD	623,813	USD	409,916	Standard Chartered Bank	02/02/24	15,645
EUR	363,021	USD	392,326	Standard Chartered Bank	02/02/24	8,964
AUD	275,901	USD	181,183	Standard Chartered Bank	02/02/24	7,035
NZD	334,261	USD	207,712	Standard Chartered Bank	02/02/24	3,618
CHF	163,000	USD	190,945	Standard Chartered Bank	02/02/24	3,524
EUR	148,544	USD	163,090	Standard Chartered Bank	02/02/24	1,113
JPY	27,298,721	USD	193,923	Standard Chartered Bank	02/02/24	658
GBP	78,221	USD	99,790	Standard Chartered Bank	02/02/24	(68)
USD	103,661	GBP	81,423	Standard Chartered Bank	02/02/24	(144)
USD	254,447	AUD	373,973	Standard Chartered Bank	02/02/24	(675)
EUR	102,298	USD	113,757	Standard Chartered Bank	02/02/24	(676)
USD	147,876	EUR	135,512	Standard Chartered Bank	02/02/24	(1,921)
USD	300,083	AUD	442,914	Standard Chartered Bank	02/02/24	(2,069)
USD	109,949	CHF	94,212	Standard Chartered Bank	02/02/24	(2,452)
USD	348,044	AUD	513,946	Standard Chartered Bank	02/02/24	(2,566)
USD	97,836	CHF	84,578	Standard Chartered Bank	02/02/24	(3,071)
USD	161,039	CHF	139,480	Standard Chartered Bank	02/02/24	(5,370)
USD	340,544	NOK	3,733,308	Standard Chartered Bank	02/02/24	(27,216)

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,391,565	NZD	2,269,926	Standard Chartered Bank	02/02/24	$(43,557)
USD	1,100,329	ZAR	20,873,700	State Street Bank and Trust Co.	01/19/24	(38,997)
NZD	978,542	USD	598,614	State Street Bank and Trust Co.	02/02/24	20,052
SEK	3,589,841	USD	344,017	State Street Bank and Trust Co.	02/02/24	12,384
JPY	43,619,745	USD	302,078	State Street Bank and Trust Co.	02/02/24	8,837
CAD	469,967	USD	346,089	State Street Bank and Trust Co.	02/02/24	8,749
CAD	613,503	USD	458,344	State Street Bank and Trust Co.	02/02/24	4,869
JPY	81,351,532	USD	575,390	State Street Bank and Trust Co.	02/02/24	4,472
NZD	1,009,980	USD	634,151	State Street Bank and Trust Co.	02/02/24	4,391
NZD	698,078	USD	438,777	State Street Bank and Trust Co.	02/02/24	2,570
CAD	314,278	USD	234,760	State Street Bank and Trust Co.	02/02/24	2,529
USD	705,107	NZD	1,111,341	State Street Bank and Trust Co.	02/02/24	2,481
USD	604,176	CAD	797,834	State Street Bank and Trust Co.	02/02/24	1,788
USD	456,616	AUD	667,623	State Street Bank and Trust Co.	02/02/24	1,168
USD	161,755	GBP	126,409	State Street Bank and Trust Co.	02/02/24	598
EUR	249,020	USD	275,802	State Street Bank and Trust Co.	02/02/24	(530)
USD	47,677	GBP	37,931	State Street Bank and Trust Co.	02/02/24	(680)
USD	190,328	CAD	253,303	State Street Bank and Trust Co.	02/02/24	(923)
USD	299,528	JPY	42,165,888	State Street Bank and Trust Co.	02/02/24	(1,025)
USD	149,934	JPY	21,195,926	State Street Bank and Trust Co.	02/02/24	(1,148)
NZD	1,052,204	USD	666,776	State Street Bank and Trust Co.	02/02/24	(1,538)
USD	1,365,015	CHF	1,145,429	State Street Bank and Trust Co.	02/02/24	(1,557)
USD	392,563	NOK	4,001,564	State Street Bank and Trust Co.	02/02/24	(1,623)
AUD	861,569	USD	589,494	State Street Bank and Trust Co.	02/02/24	(1,737)
GBP	956,888	USD	1,221,867	State Street Bank and Trust Co.	02/02/24	(1,947)
USD	205,690	JPY	29,184,513	State Street Bank and Trust Co.	02/02/24	(2,333)
USD	602,509	CAD	801,343	State Street Bank and Trust Co.	02/02/24	(2,528)
USD	868,458	AUD	1,279,445	State Street Bank and Trust Co.	02/02/24	(4,371)
USD	430,872	GBP	342,782	State Street Bank and Trust Co.	02/02/24	(6,135)
USD	294,896	JPY	42,466,697	State Street Bank and Trust Co.	02/02/24	(7,801)
USD	703,761	EUR	651,087	State Street Bank and Trust Co.	02/02/24	(15,962)
USD	1,165,649	CHF	1,006,380	State Street Bank and Trust Co.	02/02/24	(35,029)
CAD	254,943	USD	191,311	The Bank of Montreal	02/02/24	1,178
EUR	210,586	USD	231,730	The Bank of Montreal	02/02/24	1,055
NOK	7,314,839	USD	725,881	The Bank of Montreal	02/02/24	(5,313)
USD	1	CAD	1	Wells Fargo	02/02/24	—
						$(98,027)

At December 31, 2023, the following futures contracts were outstanding for Voya Balanced Income Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	318	03/28/24	$65,480,672	$700,232
U.S. Treasury 5-Year Note	305	03/28/24	33,175,898	786,899
			$98,656,570	$1,487,131

Short Contracts:
U.S. Treasury Long Bond	(7)	03/19/24	(874,563)	(70,271)
U.S. Treasury Ultra 10-Year Note	(55)	03/19/24	(6,490,859)	(316,793)
U.S. Treasury Ultra Long Bond	(23)	03/19/24	(3,072,656)	(297,434)
			$(10,438,078)	$(684,498)

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Income Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	28-day MXN TIIE-BANXICO	Monthly	8.440%	Monthly	07/20/28	MXN	30,918,000	$(12,262)	$(12,262)
Pay	1-day Secured Overnight Financing Rate	Annual	4.537	Annual	06/20/25	USD	2,135,000	11,209	11,209

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	4.903%	Annual	02/21/25	USD	3,207,000	$11,502	$11,502
Pay	1-day Secured Overnight Financing Rate	Annual	4.450	Annual	06/20/25	USD	5,940,400	26,252	26,252
Pay	1-day Secured Overnight Financing Rate	Annual	3.393	Annual	08/25/24	USD	16,000,000	(177,462)	(177,462)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.960	Monthly	11/03/33	MXN	12,760,000	(25,725)	(25,725)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.850	Monthly	11/18/33	MXN	12,760,000	(20,215)	(20,215)
Receive	28-day MXN TIIE-BANXICO	Monthly	8.470	Monthly	12/05/33	MXN	14,168,000	(1,077)	(1,077)
Receive	1-day Secured Overnight Financing Rate	Annual	4.806	Annual	02/20/25	USD	702,000	(1,826)	(1,826)
Receive	1-day Secured Overnight Financing Rate	Annual	4.876	Annual	02/20/25	USD	952,000	(3,119)	(3,119)
Receive	1-day Secured Overnight Financing Rate	Annual	4.807	Annual	06/20/25	USD	952,000	(7,441)	(7,441)
Receive	1-day Secured Overnight Financing Rate	Annual	4.778	Annual	06/20/25	USD	1,102,000	(8,309)	(8,309)
Receive	1-day Secured Overnight Financing Rate	Annual	4.976	Annual	02/20/25	USD	1,132,000	(4,804)	(4,804)
Receive	1-day Secured Overnight Financing Rate	Annual	5.062	Annual	02/20/25	USD	1,213,000	(6,153)	(6,153)
Receive	1-day Secured Overnight Financing Rate	Annual	4.884	Annual	02/20/25	USD	1,283,000	(4,308)	(4,308)
Receive	1-day Secured Overnight Financing Rate	Annual	4.073	Annual	02/20/25	USD	1,303,000	5,815	5,815
Receive	1-day Secured Overnight Financing Rate	Annual	4.986	Annual	02/20/25	USD	1,371,000	(5,952)	(5,952)
Receive	1-day Secured Overnight Financing Rate	Annual	4.880	Annual	06/20/25	USD	1,503,000	(12,785)	(12,785)
Receive	1-day Secured Overnight Financing Rate	Annual	4.746	Annual	06/20/25	USD	1,604,000	(11,598)	(11,598)
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	02/20/25	USD	2,055,000	19,349	19,349
Receive	1-day Secured Overnight Financing Rate	Annual	4.757	Annual	02/20/25	USD	2,205,000	(4,693)	(4,693)
Receive	1-day Secured Overnight Financing Rate	Annual	4.669	Annual	06/20/25	USD	2,506,000	(16,283)	(16,283)
Receive	1-day Secured Overnight Financing Rate	Annual	4.433	Annual	11/03/43	USD	3,962,600	(530,451)	(530,451)
								$(780,336)	$(780,336)

At December 31, 2023, the following purchased exchange-traded options were outstanding for Voya Balanced Income Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Cost	Fair Value
3-month SOFRRATE	Put	01/12/24	94.88	USD	228	USD	54,426,450	$17,618	$7,125
								$17,618	$7,125

At December 31, 2023, the following exchange-traded written options were outstanding for Voya Balanced Income Portfolio:

Description	Put/Call	Expiration Date	Exercise Price		Number of Contracts	Notional Amount		Premiums Received	Fair Value
3-month SOFRRATE	Put	01/12/24	94.75	USD	228	USD	54,426,450	$3,757	$(1,425)
								$3,757	$(1,425)

At December 31, 2023, the following OTC purchased foreign currency options were outstanding for Voya Balanced Income Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Cost	Fair Value
Call JPY vs. Put USD	BNP Paribas	02/27/25	107.500	USD	855,000	$42,408	$2,794
Call USD vs. Put EUR	BNP Paribas	06/13/24	1.040	USD	114,000	14,246	8,873
Call USD vs. Put JPY	Bank of America N.A.	09/09/32	140.000	USD	1,118,300	19,906	16,160
Call USD vs. Put JPY	BNP Paribas	09/09/32	140.000	USD	1,118,300	21,337	16,160
Call USD vs. Put JPY	Goldman Sachs International	11/26/25	165.000	USD	228,000	14,364	8,445
						$112,261	$52,432

At December 31, 2023, the following OTC written foreign currency options were outstanding for Voya Balanced Income Portfolio:

Description	Counterparty	Expiration Date	Exercise Price	Notional Amount		Premiums Received	Fair Value
Call USD vs. Put JPY	Bank of America N.A.	09/09/27	140.000	USD	1,118,300	$31,670	$(20,742)
Call USD vs. Put JPY	BNP Paribas	09/09/27	140.000	USD	1,118,300	30,642	(20,742)
						$62,312	$(41,484)

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for Voya Balanced Income Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	2.200%	1-day Secured Overnight Financing Rate	04/25/24	USD	2,724,000	$31,599	$2,992
Call on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	2.200%	1-day Secured Overnight Financing Rate	04/25/24	USD	8,173,000	93,172	8,976

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.208%	1-day Secured Overnight Financing Rate	05/09/24	USD	2,724,000	$29,964	$3,802
								$154,735	$15,770

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for Voya Balanced Income Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 1-Year Interest Rate Swap(2)	Morgan Stanley Capital Services LLC	Pay	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	10,022,000	$43,621	$(38)
Put on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	04/25/24	USD	8,173,000	90,720	(44,147)
Put on 10-Year Interest Rate Swap(1)	Bank of America N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	04/25/24	USD	2,724,000	31,598	(14,714)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	4.050%	1-day Secured Overnight Financing Rate	05/09/24	USD	2,724,000	29,964	(16,725)
Put on 1-Year Interest Rate Swap(1)	Morgan Stanley Capital Services LLC	Receive	3.520%	1-day Secured Overnight Financing Rate	01/24/24	USD	10,022,000	43,621	(115,560)
								$239,524	$(191,184)

At December 31, 2023, the following OTC purchased forward premium swaptions were outstanding for Voya Balanced Income Portfolio:

Description	Counterparty	Exercise Rate(3)	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premium receivable/ (payable) at expiration (4)	Unrealized Appreciation/ (Depreciation)
Call on 30-Year Interest Rate Swap	Barclays Bank PLC	17.500%	Receive	1-day Secured Overnight Financing Rate	06/14/27	USD	1,676,000	$(293,300)	$5,114
Put on 30-Year Interest Rate Swap	Barclays Bank PLC	18.000%	Pay	1-day Secured Overnight Financing Rate	05/25/27	USD	4,989,400	(898,092)	(3,668)
								$(1,191,392)	$1,446

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(3)	Forward premium swaption exercise rates represent the premium price on each respective swaption contract. Final exercise rate will be determined at the expiration of each respective swaption contract.
(4)	Forward premium swaptions include premiums receivable/(payable) that have extended settlement dates. Premiums are not exchanged until the expiration date of each respective forward premium swaption contract.

Currency Abbreviations:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	EU Euro
GBP	—	British Pound
JPY	—	Japanese Yen
Currency Abbreviations:

MXN	—	Mexican Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
SEK	—	Swedish Krona
USD	—	United States Dollar
ZAR	—	South African Rand

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$52,432
Interest rate contracts	Investments in securities at value*	22,895
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	475,637
Interest rate contracts	Unrealized appreciation on forward premium swaptions	5,114
Interest rate contracts	Variation margin receivable on futures contracts**	1,487,131
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	74,127
Total Asset Derivatives		$2,117,336

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$573,664
Interest rate contracts	Unrealized depreciation on forward premium swaptions	3,668
Interest rate contracts	Variation margin payable on futures contracts**	684,498
Interest rate contracts	Variation margin payable on centrally cleared swaps**	854,463
Foreign exchange contracts	Written options, at fair value	41,484
Interest rate contracts	Written options, at fair value	192,609
Total Liability Derivatives		$2,350,386

*	Includes purchased options.
**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(207,980)	$—	$(207,980)
Equity contracts	—	—	(16,768)	—	—	(16,768)
Foreign exchange contracts	(226,436)	(680,208)	—	6,230	151,909	(748,505)
Interest rate contracts	(12,257)	—	(736,383)	(1,805,530)	1,069,106	(1,485,064)
Total	$(238,693)	$(680,208)	$(753,151)	$(2,007,280)	$1,221,015	$(2,458,317)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$61,449	$—	$61,449
Foreign exchange contracts	(132,458)	(72,375)	—	(5,060)	(69,775)	(279,668)
Interest rate contracts	(160,809)	—	799,380	(253,850)	126,699	511,420
Total	$(293,267)	$(72,375)	$799,380	$(197,461)	$56,924	$293,201

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

Voya Balanced Income Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Goldman Sachs International	JPMorgan Chase Bank N.A.	Mizuho Securities (USA) Inc.	Morgan Stanley Capital Services LLC	Standard Chartered Bank	State Street Bank and Trust Co.	The Bank of Montreal
Assets:
Purchased options	$28,128	$—	$27,827	$—	$8,445	$3,802	$—	$—	$—	$—	$—
Forward foreign currency contracts	47,665	9,580	144,166	38,348	89,876	—	—	28,324	40,557	74,888	2,233
Forward premium swaptions	—	5,114	—	—	—	—	—	—	—	—	—
Total Assets	$75,793	$14,694	$171,993	$38,348	$98,321	$3,802	$—	$28,324	$40,557	$74,888	$2,233
Liabilities:
Forward foreign currency contracts	$82,553	$12,942	$87,311	$13,474	$104,940	$—	$16,417	$35,065	$89,785	$125,864	$5,313
Forward premium swaptions	—	3,668	—	—	—	—	—	—	—	—	—
Written options	79,603	—	20,742	—	—	16,725	—	115,598	—	—	—
Total Liabilities	$162,156	$16,610	$108,053	$13,474	$104,940	$16,725	$16,417	$150,663	$89,785	$125,864	$5,313
Net OTC derivative instruments by counterparty, at fair value	$(86,363)	$(1,916)	$63,940	$24,874	$(6,619)	$(12,923)	$(16,417)	$(122,339)	$(49,228)	$(50,976)	$(3,080)
Total collateral pledged by the Portfolio/(Received from counterparty)	$86,363	$—	$—	$—	$—	$—	$—	$122,339	$—	$—	$—
Net Exposure(1)(2)	$—	$(1,916)	$63,940	$24,874	$(6,619)	$(12,923)	$(16,417)	$—	$(49,228)	$(50,976)	$(3,080)

Total
Assets:
Purchased options	$68,202
Forward foreign currency contracts	475,637
Forward premium swaptions	5,114
Total Assets	$548,953
Liabilities:
Forward foreign currency contracts	$573,664
Forward premium swaptions	3,668
Written options	232,668
Total Liabilities	$810,000
Net OTC derivative instruments by counterparty, at fair value	$(261,047)
Total collateral pledged by the Portfolio/(Received from counterparty)	$208,702
Net Exposure(1)(2)	$(52,345)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2023, the Portfolio had pledged $410,000 and $170,000, respectively, in cash collateral to Bank of America N.A. and Morgan Stanley Capital Services LLC, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $232,296,003.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$18,448,226
Gross Unrealized Depreciation	(18,825,520)
Net Unrealized Depreciation	$(377,294)

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 94.2%
	Basic Materials: 6.1%
955,000 (1)	Arsenal AIC Parent LLC, 8.000%, 10/01/2030	$997,603	0.2
1,450,000	ATI, Inc., 7.250%, 08/15/2030	1,510,351	0.4
1,050,000 (1)	Axalta Coating Systems Dutch Holding B BV, 7.250%, 02/15/2031	1,102,482	0.3
300,000 (1)	Axalta Coating Systems LLC, 3.375%, 02/15/2029	269,526	0.1
1,150,000 (1)	Cleveland-Cliffs, Inc., 4.625%, 03/01/2029	1,068,279	0.3
475,000 (1)(2)	Cleveland-Cliffs, Inc., 4.875%, 03/01/2031	430,025	0.1
1,025,000 (1)(2)	Coeur Mining, Inc., 5.125%, 02/15/2029	944,553	0.2
1,225,000 (1)	Consolidated Energy Finance SA, 5.625%, 10/15/2028	1,038,751	0.3
1,400,000 (1)	Constellium SE, 5.625%, 06/15/2028	1,367,923	0.3
1,100,000 (1)(2)	First Quantum Minerals Ltd., 6.875%, 10/15/2027	939,196	0.2
1,650,000 (1)(2)	Hudbay Minerals, Inc., 4.500%, 04/01/2026	1,599,917	0.4
1,250,000 (1)	Illuminate Buyer LLC / Illuminate Holdings IV, Inc., 9.000%, 07/01/2028	1,196,749	0.3
1,300,000 (1)	INEOS Quattro Finance 2 PLC, 3.375%, 01/15/2026	1,240,264	0.3
1,600,000 (1)(3)	Iris Holdings, Inc., 8.750% (PIK Rate 9.500%, Cash Rate 8.750%), 02/15/2026	1,359,904	0.3
1,325,000 (1)	Mativ Holdings, Inc., 6.875%, 10/01/2026	1,272,479	0.3
800,000 (1)	NOVA Chemicals Corp., 8.500%, 11/15/2028	839,928	0.2
200,000 (1)	Novelis Corp., 3.250%, 11/15/2026	188,413	0.0
1,150,000 (1)	Novelis Corp., 3.875%, 08/15/2031	1,015,087	0.3
400,000 (1)	Novelis Corp., 4.750%, 01/30/2030	376,821	0.1
1,025,000 (1)(2)	Nufarm Australia Ltd. / Nufarm Americas, Inc., 5.000%, 01/27/2030	951,815	0.2
200,000 (1)(2)	Olympus Water US Holding Corp., 4.250%, 10/01/2028	180,192	0.0
600,000 (1)	Olympus Water US Holding Corp., 7.125%, 10/01/2027	601,137	0.2
1,346,000 (1)	SPCM SA, 3.125%, 03/15/2027	1,225,992	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Basic Materials: (continued)
1,200,000 (1)	Taseko Mines Ltd., 7.000%, 02/15/2026	$1,140,455	0.3
1,500,000 (1)	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc., 5.125%, 04/01/2029	614,293	0.2
1,250,000 (1)	WR Grace Holdings LLC, 5.625%, 08/15/2029	1,101,384	0.3
		24,573,519	6.1

	Communications: 14.6%
1,000,000 (1)	Acuris Finance US, Inc. / Acuris Finance Sarl, 5.000%, 05/01/2028	820,950	0.2
1,300,000 (1)	Altice Financing SA, 5.750%, 08/15/2029	1,155,366	0.3
1,400,000 (1)	Altice France Holding SA, 6.000%, 02/15/2028	673,686	0.2
2,175,000 (1)	Altice France SA/France, 5.500%, 10/15/2029	1,708,211	0.4
700,000 (1)	Altice France SA/France, 8.125%, 02/01/2027	645,852	0.2
1,800,000 (2)	AMC Networks, Inc., 4.250%, 02/15/2029	1,375,212	0.3
1,325,000 (1)	Beasley Mezzanine Holdings LLC, 8.625%, 02/01/2026	876,156	0.2
950,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 4.250%, 01/15/2034	773,269	0.2
2,850,000	CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, 05/01/2032	2,444,700	0.6
1,575,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.000%, 02/01/2028	1,508,161	0.4
1,525,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/2027	1,474,362	0.4
525,000 (1)	CCO Holdings LLC / CCO Holdings Capital Corp., 5.500%, 05/01/2026	521,832	0.1
1,425,000 (1)	CommScope, Inc., 4.750%, 09/01/2029	958,092	0.2
1,050,000 (1)	Connect Finco Sarl /Connect US Finco LLC, 6.750%, 10/01/2026	1,044,629	0.3
575,000	CSC Holdings LLC, 5.250%, 06/01/2024	563,294	0.1
2,900,000 (1)	CSC Holdings LLC, 5.750%, 01/15/2030	1,808,266	0.4

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
450,000 (1)	CSC Holdings LLC, 7.500%, 04/01/2028	$337,070	0.1
1,400,000 (1)	CSC Holdings LLC, 11.250%, 05/15/2028	1,443,491	0.4
1,600,000 (1)	Directv Financing LLC / Directv Financing Co-Obligor, Inc., 5.875%, 08/15/2027	1,504,635	0.4
1,525,000	DISH DBS Corp., 5.125%, 06/01/2029	787,548	0.2
775,000 (1)	DISH DBS Corp., 5.750%, 12/01/2028	619,593	0.1
1,060,000	DISH DBS Corp., 7.375%, 07/01/2028	634,678	0.2
1,825,000 (1)	DISH Network Corp., 11.750%, 11/15/2027	1,906,526	0.5
1,225,000 (1)	GCI LLC, 4.750%, 10/15/2028	1,125,209	0.3
2,000,000 (1)	Gray Escrow II, Inc., 5.375%, 11/15/2031	1,511,197	0.4
500,000 (1)(2)	iHeartCommunications, Inc., 5.250%, 08/15/2027	397,760	0.1
1,000,000 (1)	ION Trading Technologies Sarl, 5.750%, 05/15/2028	883,160	0.2
600,000 (1)	LCPR Senior Secured Financing DAC, 5.125%, 07/15/2029	523,413	0.1
1,150,000 (1)	LCPR Senior Secured Financing DAC, 6.750%, 10/15/2027	1,127,535	0.3
1,925,000 (1)	Level 3 Financing, Inc., 3.750%, 07/15/2029	819,915	0.2
1,100,000 (1)	Level 3 Financing, Inc., 10.500%, 05/15/2030	1,067,698	0.3
1,925,000 (1)	Match Group Holdings II LLC, 4.625%, 06/01/2028	1,844,785	0.5
1,150,000 (1)	McGraw-Hill Education, Inc., 8.000%, 08/01/2029	1,070,604	0.3
1,170,000 (1)	Millennium Escrow Corp., 6.625%, 08/01/2026	831,835	0.2
1,100,000	Northwestern Bell Telephone, 7.750%, 05/01/2030	540,281	0.1
950,000 (4)	Paramount Global, 6.250%, 02/28/2057	833,182	0.2
1,500,000 (1)	Scripps Escrow, Inc., 5.875%, 07/15/2027	1,334,048	0.3
1,250,000 (1)	Sinclair Television Group, Inc., 4.125%, 12/01/2030	882,806	0.2
525,000 (1)	Sirius XM Radio, Inc., 3.125%, 09/01/2026	493,742	0.1
3,125,000 (1)	Sirius XM Radio, Inc., 5.000%, 08/01/2027	3,020,683	0.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
870,000 (1)	Spanish Broadcasting System, Inc., 9.750%, 03/01/2026	$509,981	0.1
1,375,000 (1)	Stagwell Global LLC, 5.625%, 08/15/2029	1,266,282	0.3
650,000	Telecom Italia Capital SA, 6.000%, 09/30/2034	618,071	0.1
725,000	Telecom Italia Capital SA, 6.375%, 11/15/2033	710,070	0.2
300,000 (1)	Telecom Italia SpA/Milano, 5.303%, 05/30/2024	298,849	0.1
750,000 (1)	Uber Technologies, Inc., 4.500%, 08/15/2029	716,881	0.2
1,100,000 (1)	Uber Technologies, Inc., 8.000%, 11/01/2026	1,121,171	0.3
500,000 (1)(2)	Univision Communications, Inc., 4.500%, 05/01/2029	446,691	0.1
1,875,000 (1)	Univision Communications, Inc., 6.625%, 06/01/2027	1,871,246	0.5
875,000 (1)	Viasat, Inc., 6.500%, 07/15/2028	719,556	0.2
675,000 (1)	Viasat, Inc., 7.500%, 05/30/2031	530,719	0.1
1,175,000 (1)	Viavi Solutions, Inc., 3.750%, 10/01/2029	1,030,123	0.3
2,300,000 (1)	Virgin Media Vendor Financing Notes IV DAC, 5.000%, 07/15/2028	2,162,459	0.5
1,500,000 (1)	Vmed O2 UK Financing I PLC, 4.750%, 07/15/2031	1,340,822	0.3
1,775,000 (1)(2)	Zayo Group Holdings, Inc., 4.000%, 03/01/2027	1,424,960	0.4
		58,661,313	14.6

	Consumer, Cyclical: 19.9%
600,000 (1)(2)	1011778 BC ULC / New Red Finance, Inc., 3.500%, 02/15/2029	553,843	0.1
1,525,000 (1)	1011778 BC ULC / New Red Finance, Inc., 4.000%, 10/15/2030	1,369,647	0.3
1,000,000 (1)	Adient Global Holdings Ltd., 4.875%, 08/15/2026	978,487	0.2
750,000 (1)(2)	Adient Global Holdings Ltd., 8.250%, 04/15/2031	794,770	0.2
400,000 (1)	Allison Transmission, Inc., 3.750%, 01/30/2031	353,844	0.1
1,125,000 (1)(2)	Allison Transmission, Inc., 5.875%, 06/01/2029	1,122,296	0.3

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,425,000 (1)(2)	American Airlines, Inc., 7.250%, 02/15/2028	$1,442,592	0.4
375,000 (1)	American Airlines, Inc./ AAdvantage Loyalty IP Ltd., 5.500%, 04/20/2026	372,571	0.1
1,000,000 (1)	Arko Corp., 5.125%, 11/15/2029	866,455	0.2
925,000	Asbury Automotive Group, Inc., 4.500%, 03/01/2028	879,309	0.2
850,000	Asbury Automotive Group, Inc., 4.750%, 03/01/2030	794,426	0.2
1,200,000 (1)	Ashton Woods USA LLC / Ashton Woods Finance Co., 4.625%, 08/01/2029	1,068,520	0.3
1,150,000 (1)	Banijay Entertainment SASU, 8.125%, 05/01/2029	1,185,092	0.3
1,500,000	Bath & Body Works, Inc., 6.750%, 07/01/2036	1,511,536	0.4
250,000 (1)	Bath & Body Works, Inc., 9.375%, 07/01/2025	264,215	0.1
825,000 (1)	Brinker International, Inc., 5.000%, 10/01/2024	818,590	0.2
1,575,000 (1)	Caesars Entertainment, Inc., 4.625%, 10/15/2029	1,422,598	0.4
1,200,000 (1)	Caesars Entertainment, Inc., 6.250%, 07/01/2025	1,204,169	0.3
1,050,000 (1)	Caesars Entertainment, Inc., 7.000%, 02/15/2030	1,077,365	0.3
875,000 (1)	Carnival Corp., 4.000%, 08/01/2028	814,068	0.2
1,825,000 (1)	Carnival Corp., 6.000%, 05/01/2029	1,757,421	0.4
1,125,000 (1)	Carrols Restaurant Group, Inc., 5.875%, 07/01/2029	994,944	0.2
1,325,000 (1)	CCM Merger, Inc., 6.375%, 05/01/2026	1,294,929	0.3
625,000 (2)	Delta Air Lines, Inc., 4.375%, 04/19/2028	605,310	0.1
375,000	Delta Air Lines, Inc., 7.375%, 01/15/2026	387,907	0.1
970,000 (1)	Dream Finders Homes, Inc., 8.250%, 08/15/2028	1,026,182	0.3
2,300,000	Ford Motor Credit Co. LLC, 2.700%, 08/10/2026	2,131,258	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,950,000	Ford Motor Credit Co. LLC, 4.125%, 08/17/2027	$1,847,730	0.5
1,100,000	Ford Motor Credit Co. LLC, 4.542%, 08/01/2026	1,065,722	0.3
400,000 (1)	Gap, Inc., 3.625%, 10/01/2029	342,490	0.1
1,050,000 (1)	Gap, Inc., 3.875%, 10/01/2031	866,201	0.2
800,000 (1)	Golden Entertainment, Inc., 7.625%, 04/15/2026	802,708	0.2
800,000 (1)	Hilton Domestic Operating Co., Inc., 4.000%, 05/01/2031	733,600	0.2
1,150,000 (1)	Installed Building Products, Inc., 5.750%, 02/01/2028	1,121,842	0.3
1,325,000 (1)(2)	Interface, Inc., 5.500%, 12/01/2028	1,226,583	0.3
400,000 (1)	International Game Technology PLC, 4.125%, 04/15/2026	389,022	0.1
1,750,000 (1)	International Game Technology PLC, 5.250%, 01/15/2029	1,714,692	0.4
1,575,000 (1)	LCM Investments Holdings II LLC, 4.875%, 05/01/2029	1,465,017	0.4
425,000	M/I Homes, Inc., 3.950%, 02/15/2030	378,675	0.1
1,025,000	M/I Homes, Inc., 4.950%, 02/01/2028	987,615	0.2
575,000	Macy’s Retail Holdings LLC, 4.500%, 12/15/2034	466,749	0.1
750,000 (1)	Macy’s Retail Holdings LLC, 6.125%, 03/15/2032	710,606	0.2
800,000 (1)(2)	Melco Resorts Finance Ltd., 5.250%, 04/26/2026	771,625	0.2
1,250,000 (1)	Melco Resorts Finance Ltd., 5.375%, 12/04/2029	1,104,687	0.3
650,000	MGM Resorts International, 4.625%, 09/01/2026	634,826	0.2
675,000	MGM Resorts International, 4.750%, 10/15/2028	643,557	0.2
1,650,000 (1)(2)	Michaels Cos., Inc., 5.250%, 05/01/2028	1,305,694	0.3
1,075,000	Murphy Oil USA, Inc., 4.750%, 09/15/2029	1,019,745	0.2
275,000	Murphy Oil USA, Inc., 5.625%, 05/01/2027	273,047	0.1
425,000 (1)	NCL Corp. Ltd., 7.750%, 02/15/2029	427,966	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
275,000 (1)	NCL Corp. Ltd., 8.375%, 02/01/2028	$291,368	0.1
800,000 (1)	NCL Finance Ltd., 6.125%, 03/15/2028	766,522	0.2
1,275,000 (1)	Raising Cane’s Restaurants LLC, 9.375%, 05/01/2029	1,362,253	0.3
865,000 (1)	Ritchie Bros Holdings, Inc., 7.750%, 03/15/2031	923,266	0.2
3,450,000 (1)(2)	Royal Caribbean Cruises Ltd., 5.375%, 07/15/2027	3,417,385	0.8
825,000 (1)	Royal Caribbean Cruises Ltd., 11.625%, 08/15/2027	898,321	0.2
1,375,000	Sally Holdings LLC / Sally Capital, Inc., 5.625%, 12/01/2025	1,376,202	0.3
1,450,000	Sands China Ltd., 5.375%, 08/08/2025	1,430,289	0.4
1,125,000 (1)	Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.625%, 03/01/2030	1,064,942	0.3
1,350,000 (1)	Scientific Games International, Inc., 7.000%, 05/15/2028	1,364,818	0.3
1,375,000 (1)(2)	Sonic Automotive, Inc., 4.625%, 11/15/2029	1,252,978	0.3
375,000 (1)	SRS Distribution, Inc., 6.000%, 12/01/2029	350,087	0.1
1,025,000 (1)	SRS Distribution, Inc., 6.125%, 07/01/2029	972,966	0.2
1,100,000 (1)	Staples, Inc., 7.500%, 04/15/2026	1,024,367	0.3
1,635,000 (1)	Station Casinos LLC, 4.500%, 02/15/2028	1,542,768	0.4
1,150,000 (1)	STL Holding Co. LLC, 7.500%, 02/15/2026	1,123,653	0.3
1,225,000 (1)	Taylor Morrison Communities, Inc., 5.125%, 08/01/2030	1,186,382	0.3
1,125,000 (1)	Tempur Sealy International, Inc., 3.875%, 10/15/2031	952,490	0.2
275,000 (1)	Tempur Sealy International, Inc., 4.000%, 04/15/2029	248,676	0.1
1,100,000 (2)	United Airlines Holdings, Inc., 4.875%, 01/15/2025	1,087,401	0.3
525,000 (1)	United Airlines, Inc., 4.375%, 04/15/2026	511,975	0.1
2,275,000 (1)	Viking Cruises Ltd., 5.875%, 09/15/2027	2,197,366	0.5
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
1,300,000 (1)(2)	VistaJet Malta Finance PLC / Vista Management Holding, Inc., 6.375%, 02/01/2030	$908,936	0.2
1,265,000 (1)	White Cap Buyer LLC, 6.875%, 10/15/2028	1,226,116	0.3
1,150,000 (1)	William Carter Co., 5.625%, 03/15/2027	1,136,344	0.3
1,800,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.250%, 05/15/2027	1,753,062	0.4
425,000 (1)	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/2025	423,103	0.1
800,000 (1)	ZF North America Capital, Inc., 4.750%, 04/29/2025	791,436	0.2
1,085,000 (1)	ZF North America Capital, Inc., 6.875%, 04/14/2028	1,125,030	0.3
		80,103,245	19.9

	Consumer, Non-cyclical: 17.2%
1,150,000 (1)(2)	1375209 BC Ltd., 9.000%, 01/30/2028	1,122,233	0.3
1,550,000 (1)	Acadia Healthcare Co., Inc., 5.500%, 07/01/2028	1,528,337	0.4
1,575,000 (1)(2)	ADT Security Corp., 4.125%, 08/01/2029	1,451,126	0.4
1,000,000 (1)	AHP Health Partners, Inc., 5.750%, 07/15/2029	875,193	0.2
1,125,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 3.500%, 03/15/2029	1,022,796	0.2
450,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 4.875%, 02/15/2030	431,288	0.1
1,050,000 (1)	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons L.P. / Albertsons LLC, 5.875%, 02/15/2028	1,051,361	0.3
1,350,000 (1)	Alta Equipment Group, Inc., 5.625%, 04/15/2026	1,303,833	0.3
520,000 (1)(2)	APi Group DE, Inc., 4.125%, 07/15/2029	476,768	0.1
775,000 (1)	APi Group DE, Inc., 4.750%, 10/15/2029	728,841	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,275,000 (1)	Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 8.000%, 02/15/2031	$1,274,343	0.3
1,625,000 (2)	B&G Foods, Inc., 5.250%, 09/15/2027	1,478,185	0.4
1,250,000 (1)	Bausch & Lomb Escrow Corp., 8.375%, 10/01/2028	1,320,237	0.3
1,225,000 (1)	Bausch Health Cos., Inc., 4.875%, 06/01/2028	739,242	0.2
1,225,000 (1)	Bausch Health Cos., Inc., 6.125%, 02/01/2027	828,174	0.2
1,150,000 (1)	BellRing Brands, Inc., 7.000%, 03/15/2030	1,191,153	0.3
1,025,000 (1)(2)	Catalent Pharma Solutions, Inc., 3.125%, 02/15/2029	898,156	0.2
1,600,000 (1)	Cheplapharm Arzneimittel GmbH, 5.500%, 01/15/2028	1,514,660	0.4
625,000 (1)	CHS/Community Health Systems, Inc., 4.750%, 02/15/2031	492,187	0.1
1,120,000 (1)	CHS/Community Health Systems, Inc., 5.250%, 05/15/2030	938,254	0.2
900,000 (1)	CHS/Community Health Systems, Inc., 5.625%, 03/15/2027	837,399	0.2
1,050,000 (1)	CHS/Community Health Systems, Inc., 6.875%, 04/15/2029	678,737	0.2
1,150,000	Cimpress PLC, 7.000%, 06/15/2026	1,124,918	0.3
1,575,000 (1)	CPI CG, Inc., 8.625%, 03/15/2026	1,530,215	0.4
500,000 (1)	DaVita, Inc., 3.750%, 02/15/2031	411,440	0.1
1,975,000 (1)	DaVita, Inc., 4.625%, 06/01/2030	1,725,903	0.4
1,775,000	Encompass Health Corp., 4.750%, 02/01/2030	1,673,515	0.4
1,025,000 (1)	Graham Holdings Co., 5.750%, 06/01/2026	1,019,669	0.2
450,000 (1)	IQVIA, Inc., 5.000%, 10/15/2026	446,002	0.1
800,000 (1)	IQVIA, Inc., 6.500%, 05/15/2030	821,086	0.2
1,700,000 (1)	Jazz Securities DAC, 4.375%, 01/15/2029	1,584,570	0.4
1,000,000 (1)	KeHE Distributors LLC / KeHE Finance Corp., 8.625%, 10/15/2026	1,004,540	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,225,000 (1)	Legends Hospitality Holding Co LLC / Legends Hospitality Co-Issuer, Inc., 5.000%, 02/01/2026	$1,223,928	0.3
1,450,000 (1)	Medline Borrower L.P., 3.875%, 04/01/2029	1,312,764	0.3
1,675,000 (1)	Medline Borrower L.P., 5.250%, 10/01/2029	1,581,060	0.4
1,125,000 (1)	ModivCare, Inc., 5.875%, 11/15/2025	1,112,198	0.3
900,000 (1)(2)	MPH Acquisition Holdings LLC, 5.750%, 11/01/2028	732,237	0.2
1,250,000 (1)	NESCO Holdings II, Inc., 5.500%, 04/15/2029	1,156,994	0.3
850,000	New Albertsons L.P., 7.450%, 08/01/2029	878,581	0.2
1,975,000 (1)(2)	Organon & Co / Organon Foreign Debt Co-Issuer BV, 5.125%, 04/30/2031	1,691,439	0.4
650,000	Perrigo Finance Unlimited Co., 4.375%, 03/15/2026	628,889	0.2
1,000,000	Perrigo Finance Unlimited Co., 4.650%, 06/15/2030	910,879	0.2
1,075,000 (1)	Post Holdings, Inc., 4.625%, 04/15/2030	989,965	0.2
1,875,000 (1)	Post Holdings, Inc., 5.625%, 01/15/2028	1,859,387	0.5
825,000 (1)	Prestige Brands, Inc., 3.750%, 04/01/2031	722,098	0.2
2,200,000 (1)(2)	Prime Security Services Borrower LLC / Prime Finance, Inc., 6.250%, 01/15/2028	2,188,887	0.5
1,350,000 (1)	Primo Water Holdings, Inc., 4.375%, 04/30/2029	1,245,439	0.3
1,275,000 (1)	Select Medical Corp., 6.250%, 08/15/2026	1,282,196	0.3
1,250,000 (1)	Simmons Foods, Inc./ Simmons Prepared Foods,, Inc. ./ Simmons Pet Food,, Inc../Simmons Feed, 4.625%, 03/01/2029	1,082,730	0.3
1,090,000 (1)	Teleflex, Inc., 4.250%, 06/01/2028	1,034,165	0.3
1,125,000	Tenet Healthcare Corp., 4.250%, 06/01/2029	1,048,599	0.3
1,050,000	Tenet Healthcare Corp., 5.125%, 11/01/2027	1,027,190	0.3
1,875,000 (2)	Tenet Healthcare Corp., 6.125%, 10/01/2028	1,871,344	0.5
1,825,000	Tenet Healthcare Corp., 6.125%, 06/15/2030	1,847,515	0.5

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
1,400,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 05/09/2027	$1,351,315	0.3
1,350,000 (1)	Triton Water Holdings, Inc., 6.250%, 04/01/2029	1,177,430	0.3
550,000	United Rentals North America, Inc., 3.750%, 01/15/2032	487,260	0.1
1,050,000 (2)	United Rentals North America, Inc., 4.875%, 01/15/2028	1,025,860	0.2
325,000 (2)	United Rentals North America, Inc., 5.250%, 01/15/2030	320,374	0.1
250,000	United Rentals North America, Inc., 5.500%, 05/15/2027	250,726	0.1
1,100,000 (1)	Varex Imaging Corp., 7.875%, 10/15/2027	1,111,259	0.3
1,100,000 (1)	VT Topco, Inc., 8.500%, 08/15/2030	1,145,578	0.3
550,000 (1)	Williams Scotsman International, Inc., 4.625%, 08/15/2028	520,031	0.1
925,000 (1)	Williams Scotsman International, Inc., 6.125%, 06/15/2025	927,803	0.2
		69,270,481	17.2

	Energy: 12.1%
1,000,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.375%, 06/15/2029	962,554	0.2
1,225,000 (1)	Antero Midstream Partners L.P. / Antero Midstream Finance Corp., 5.750%, 03/01/2027	1,216,256	0.3
600,000 (1)	Antero Resources Corp., 5.375%, 03/01/2030	575,790	0.1
1,175,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.250%, 04/01/2028	1,158,585	0.3
425,000 (1)	Archrock Partners L.P. / Archrock Partners Finance Corp., 6.875%, 04/01/2027	426,483	0.1
1,525,000 (1)	Ascent Resources Utica Holdings LLC / ARU Finance Corp., 5.875%, 06/30/2029	1,420,428	0.3
1,600,000 (1)	Chord Energy Corp., 6.375%, 06/01/2026	1,601,616	0.4
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
1,175,000 (1)	CNX Midstream Partners L.P., 4.750%, 04/15/2030	$1,056,663	0.3
1,640,000 (1)	Crescent Energy Finance LLC, 7.250%, 05/01/2026	1,651,792	0.4
190,000 (1)	Crescent Energy Finance LLC, 9.250%, 02/15/2028	197,284	0.0
1,925,000 (1)	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp., 6.000%, 02/01/2029	1,943,554	0.5
675,000	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 6.750%, 05/15/2025	671,544	0.2
950,000 (1)	Delek Logistics Partners L.P. / Delek Logistics Finance Corp., 7.125%, 06/01/2028	898,340	0.2
600,000 (1)	DT Midstream, Inc., 4.125%, 06/15/2029	552,698	0.1
1,150,000 (1)	DT Midstream, Inc., 4.375%, 06/15/2031	1,038,782	0.3
1,375,000 (1)	Earthstone Energy Holdings LLC, 8.000%, 04/15/2027	1,426,646	0.3
1,300,000 (1)	Encino Acquisition Partners Holdings LLC, 8.500%, 05/01/2028	1,281,891	0.3
1,162,000 (1)	Enerflex Ltd., 9.000%, 10/15/2027	1,122,159	0.3
2,250,000	EnLink Midstream LLC, 5.375%, 06/01/2029	2,204,223	0.5
400,000	EnLink Midstream Partners L.P., 4.150%, 06/01/2025	391,346	0.1
1,175,000	EQM Midstream Partners L.P., 5.500%, 07/15/2028	1,164,967	0.3
625,000 (1)	EQM Midstream Partners L.P., 6.000%, 07/01/2025	625,104	0.2
875,000 (1)	Hess Midstream Operations L.P., 4.250%, 02/15/2030	806,006	0.2
800,000 (1)	Hess Midstream Operations L.P., 5.125%, 06/15/2028	772,578	0.2
300,000 (1)	Hess Midstream Operations L.P., 5.500%, 10/15/2030	290,695	0.1
750,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.750%, 02/01/2029	725,112	0.2
825,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 04/15/2030	801,204	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
900,000 (1)	Hilcorp Energy I L.P. / Hilcorp Finance Co., 6.000%, 02/01/2031	$870,876	0.2
1,625,000 (1)	Kinetik Holdings L.P., 5.875%, 06/15/2030	1,596,354	0.4
1,575,000 (1)	Matador Resources Co., 6.875%, 04/15/2028	1,599,091	0.4
1,050,000 (1)	Moss Creek Resources Holdings, Inc., 7.500%, 01/15/2026	1,048,815	0.3
1,175,000	Murphy Oil Corp., 6.375%, 07/15/2028	1,181,490	0.3
1,000,000 (1)	Northern Oil and Gas, Inc., 8.750%, 06/15/2031	1,042,848	0.3
1,100,000	Occidental Petroleum Corp., 5.500%, 12/01/2025	1,100,463	0.3
1,475,000 (1)	Permian Resources Operating LLC, 5.875%, 07/01/2029	1,440,013	0.4
2,225,000	Southwestern Energy Co., 5.375%, 02/01/2029	2,173,499	0.5
225,000	Southwestern Energy Co., 5.700%, 01/23/2025	224,244	0.1
480,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 05/15/2029	446,412	0.1
1,225,000	Sunoco L.P. / Sunoco Finance Corp., 4.500%, 04/30/2030	1,135,394	0.3
735,000 (1)	Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 7.500%, 10/01/2025	739,443	0.2
806,250 (1)	Transocean Poseidon Ltd., 6.875%, 02/01/2027	804,019	0.2
190,000 (1)	Transocean Titan Financing Ltd., 8.375%, 02/01/2028	197,255	0.0
750,000 (1)	Transocean, Inc., 7.500%, 01/15/2026	737,603	0.2
1,450,000 (1)	Venture Global Calcasieu Pass LLC, 4.125%, 08/15/2031	1,279,315	0.3
1,450,000 (1)	Venture Global LNG, Inc., 8.125%, 06/01/2028	1,465,670	0.4
1,275,000 (1)	Venture Global LNG, Inc., 8.375%, 06/01/2031	1,276,259	0.3
975,000 (1)	Venture Global LNG, Inc., 9.500%, 02/01/2029	1,032,322	0.3
		48,375,685	12.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: 7.0%
290,000 (1)(2)	Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 7.000%, 01/15/2031	$306,092	0.1
800,000 (2)	Ally Financial, Inc., 5.750%, 11/20/2025	795,626	0.2
575,000	Ally Financial, Inc., 6.700%, 02/14/2033	576,275	0.1
1,275,000 (1)	Aretec Escrow Issuer, Inc., 7.500%, 04/01/2029	1,149,044	0.3
1,300,000 (1)	BroadStreet Partners, Inc., 5.875%, 04/15/2029	1,214,569	0.3
1,250,000 (1)	Burford Capital Global Finance LLC, 6.875%, 04/15/2030	1,208,027	0.3
850,000 (1)	Freedom Mortgage Corp., 6.625%, 01/15/2027	812,093	0.2
800,000 (1)	Freedom Mortgage Corp., 12.250%, 10/01/2030	878,850	0.2
2,435,000	Icahn Enterprises L.P. / Icahn Enterprises Finance Corp., 5.250%, 05/15/2027	2,189,343	0.5
1,325,000 (1)	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp., 4.750%, 06/15/2029	1,196,541	0.3
450,000 (1)	Midcap Financial Issuer Trust, 5.625%, 01/15/2030	401,625	0.1
1,100,000 (1)	Midcap Financial Issuer Trust, 6.500%, 05/01/2028	1,030,287	0.3
1,175,000	MPT Operating Partnership L.P. / MPT Finance Corp., 4.625%, 08/01/2029	846,107	0.2
1,350,000 (2)	MPT Operating Partnership L.P. / MPT Finance Corp., 5.000%, 10/15/2027	1,103,951	0.3
825,000 (1)	Nationstar Mortgage Holdings, Inc., 5.000%, 02/01/2026	807,331	0.2
1,600,000 (1)	Nationstar Mortgage Holdings, Inc., 5.125%, 12/15/2030	1,448,796	0.4
950,000 (2)	Navient Corp., 4.875%, 03/15/2028	883,683	0.2
600,000 (2)	Navient Corp., 5.000%, 03/15/2027	579,837	0.1
400,000	Navient Corp., 6.750%, 06/25/2025	405,018	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
575,000	OneMain Finance Corp., 4.000%, 09/15/2030	$492,873	0.1
1,425,000 (2)	OneMain Finance Corp., 5.375%, 11/15/2029	1,336,448	0.3
400,000	OneMain Finance Corp., 7.125%, 03/15/2026	407,786	0.1
925,000 (1)	PRA Group, Inc., 5.000%, 10/01/2029	764,605	0.2
1,775,000 (1)(2)	Realogy Group LLC / Realogy Co-Issuer Corp., 5.750%, 01/15/2029	1,381,436	0.3
1,575,000 (1)	RHP Hotel Properties L.P. / RHP Finance Corp., 7.250%, 07/15/2028	1,638,491	0.4
200,000 (1)	RLJ Lodging Trust L.P., 3.750%, 07/01/2026	189,651	0.1
1,750,000 (1)	United Wholesale Mortgage LLC, 5.750%, 06/15/2027	1,716,986	0.4
1,125,000 (1)(2)	Uniti Group L.P. / Uniti Group Finance, Inc. / CSL Capital LLC, 10.500%, 02/15/2028	1,141,492	0.3
1,125,000 (1)	XHR L.P., 4.875%, 06/01/2029	1,036,834	0.3
250,000 (1)	XHR L.P., 6.375%, 08/15/2025	249,589	0.1
		28,189,286	7.0

	Industrial: 12.8%
730,000 (1)	AmeriTex HoldCo Intermediate LLC, 10.250%, 10/15/2028	749,163	0.2
1,750,000 (1)(3)	ARD Finance SA, 6.500% (PIK Rate 7.250%, Cash Rate 6.500%), 06/30/2027	819,499	0.2
1,025,000 (1)	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., 5.250%, 08/15/2027	797,491	0.2
775,000 (2)	Ball Corp., 3.125%, 09/15/2031	669,049	0.2
300,000	Ball Corp., 4.875%, 03/15/2026	299,092	0.1
575,000 (2)	Ball Corp., 6.875%, 03/15/2028	597,751	0.1
850,000 (1)(2)	Bombardier, Inc., 7.500%, 02/01/2029	864,822	0.2
1,000,000 (1)	Bombardier, Inc., 7.875%, 04/15/2027	1,001,121	0.2
325,000 (1)(2)	Bombardier, Inc., 8.750%, 11/15/2030	346,435	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,225,000 (1)	Brundage-Bone Concrete Pumping Holdings, Inc., 6.000%, 02/01/2026	$1,225,900	0.3
1,575,000 (1)	Builders FirstSource, Inc., 5.000%, 03/01/2030	1,522,598	0.4
200,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.125%, 01/15/2026	195,596	0.0
1,350,000 (1)	Cascades, Inc. / Cascades USA, Inc., 5.375%, 01/15/2028	1,307,873	0.3
1,395,000 (1)	Chart Industries, Inc., 7.500%, 01/01/2030	1,459,863	0.4
1,100,000 (1)	Clean Harbors, Inc., 6.375%, 02/01/2031	1,118,392	0.3
1,500,000 (1)(2)	Emerald Debt Merger Sub LLC, 6.625%, 12/15/2030	1,533,930	0.4
1,825,000 (1)	Energizer Holdings, Inc., 4.750%, 06/15/2028	1,689,197	0.4
1,625,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 5.500%, 05/01/2028	1,564,003	0.4
450,000 (1)	Fortress Transportation and Infrastructure Investors LLC, 6.500%, 10/01/2025	448,969	0.1
1,475,000 (1)	GFL Environmental, Inc., 4.000%, 08/01/2028	1,364,401	0.3
400,000 (1)	GFL Environmental, Inc., 4.250%, 06/01/2025	394,339	0.1
700,000 (1)	GFL Environmental, Inc., 4.375%, 08/15/2029	646,800	0.2
550,000 (1)	Global Infrastructure Solutions, Inc., 5.625%, 06/01/2029	502,921	0.1
675,000 (1)	Global Infrastructure Solutions, Inc., 7.500%, 04/15/2032	623,550	0.2
1,350,000 (1)	Graham Packaging Co., Inc., 7.125%, 08/15/2028	1,216,627	0.3
1,050,000 (2)	Howmet Aerospace, Inc., 5.900%, 02/01/2027	1,077,725	0.3
1,800,000 (1)	Imola Merger Corp., 4.750%, 05/15/2029	1,712,428	0.4
750,000 (1)(3)	Intelligent Packaging Holdco Issuer L.P., 9.000% (PIK Rate 9.750%, Cash Rate 9.000%), 01/15/2026	645,369	0.2

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,175,000 (1)	Intelligent Packaging Ltd. Finco, Inc. / Intelligent Packaging Ltd. Co-Issuer LLC, 6.000%, 09/15/2028	$1,097,532	0.3
1,100,000 (1)	Maxim Crane Works Holdings Capital LLC, 11.500%, 09/01/2028	1,141,239	0.3
1,425,000 (1)	New Enterprise Stone & Lime Co., Inc., 9.750%, 07/15/2028	1,430,978	0.4
1,300,000 (1)(2)	Owens-Brockway Glass Container, Inc., 7.250%, 05/15/2031	1,319,682	0.3
1,350,000 (1)	PGT Innovations, Inc., 4.375%, 10/01/2029	1,346,649	0.3
1,075,000 (1)	Roller Bearing Co. of America, Inc., 4.375%, 10/15/2029	996,181	0.2
800,000 (1)	Rolls-Royce PLC, 3.625%, 10/14/2025	771,400	0.2
1,300,000 (1)	Rolls-Royce PLC, 5.750%, 10/15/2027	1,303,046	0.3
1,250,000 (1)	Sealed Air Corp., 4.000%, 12/01/2027	1,174,468	0.3
200,000 (1)	Sealed Air Corp., 5.125%, 12/01/2024	199,105	0.1
650,000 (1)(2)	Sealed Air Corp/Sealed Air Corp. US, 6.125%, 02/01/2028	656,020	0.2
550,000 (1)	Sensata Technologies BV, 5.000%, 10/01/2025	551,008	0.1
1,700,000 (1)	Sensata Technologies, Inc., 3.750%, 02/15/2031	1,500,744	0.4
1,275,000 (1)	Smyrna Ready Mix Concrete LLC, 8.875%, 11/15/2031	1,341,652	0.3
1,450,000 (1)	Standard Industries, Inc., 3.375%, 01/15/2031	1,249,553	0.3
825,000 (1)	Standard Industries, Inc., 4.375%, 07/15/2030	758,656	0.2
1,025,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 5.250%, 01/15/2029	992,646	0.2
725,000 (1)	Summit Materials LLC / Summit Materials Finance Corp., 6.500%, 03/15/2027	725,916	0.2
1,325,000	TransDigm, Inc., 4.625%, 01/15/2029	1,244,838	0.3
1,075,000	TransDigm, Inc., 5.500%, 11/15/2027	1,054,105	0.3
1,615,000 (1)	TransDigm, Inc., 6.250%, 03/15/2026	1,613,849	0.4
1,125,000 (1)	TransDigm, Inc., 6.875%, 12/15/2030	1,159,487	0.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
1,250,000 (1)	Weekley Homes LLC / Weekley Finance Corp., 4.875%, 09/15/2028	$1,166,903	0.3
		51,190,561	12.8

	Technology: 2.5%
2,150,000 (1)	Cloud Software Group, Inc., 6.500%, 03/31/2029	2,049,489	0.5
825,000 (1)(2)	Cloud Software Group, Inc., 9.000%, 09/30/2029	784,833	0.2
875,000 (1)(2)	Consensus Cloud Solutions, Inc., 6.500%, 10/15/2028	794,575	0.2
775,000 (1)	Entegris Escrow Corp., 5.950%, 06/15/2030	771,205	0.2
550,000 (1)(2)	Entegris, Inc., 3.625%, 05/01/2029	497,359	0.1
1,200,000 (1)	McAfee Corp., 7.375%, 02/15/2030	1,097,504	0.3
1,210,000 (1)	NCR Atleos Escrow Corp., 9.500%, 04/01/2029	1,286,679	0.3
645,000 (1)	Open Text Corp., 3.875%, 12/01/2029	579,116	0.1
1,460,000 (1)	Open Text Holdings, Inc., 4.125%, 02/15/2030	1,322,964	0.3
1,150,000 (1)	Virtusa Corp., 7.125%, 12/15/2028	987,999	0.3
		10,171,723	2.5

	Utilities: 2.0%
1,400,000 (1)	Atlantica Sustainable Infrastructure PLC, 4.125%, 06/15/2028	1,313,322	0.3
875,000 (1)	Calpine Corp., 4.500%, 02/15/2028	832,803	0.2
700,000 (1)	Calpine Corp., 5.000%, 02/01/2031	642,618	0.2
1,000,000 (1)	Calpine Corp., 5.125%, 03/15/2028	959,403	0.2
200,000 (1)	Calpine Corp., 5.250%, 06/01/2026	197,468	0.1
1,175,000	TransAlta Corp., 7.750%, 11/15/2029	1,248,878	0.3
800,000 (1)	Vistra Operations Co. LLC, 4.375%, 05/01/2029	747,695	0.2
875,000 (1)	Vistra Operations Co. LLC, 5.500%, 09/01/2026	864,422	0.2
600,000 (1)	Vistra Operations Co. LLC, 5.625%, 02/15/2027	592,211	0.1

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
750,000 (1)	Vistra Operations Co. LLC, 7.750%, 10/15/2031	$779,504	0.2
		8,178,324	2.0

	Total Corporate Bonds/ Notes (Cost $391,405,225)	378,714,137	94.2
BANK LOANS: 1.6%
	Consumer, Cyclical: 0.3%
1,000,000	Hilton Domestic Operating Company, Inc., 2023 Term Loan B4, 7.457%, (TSFR1M+2.000%), 11/08/2030	1,004,196	0.3

	Consumer, Non-cyclical: 0.2%
962,588	Nielsen Consumer Inc., Tranche B, 11.549%, (TSFR3M+6.250%), 03/06/2028	944,138	0.2

	Financial: 1.1%
1,700,000	Acrisure LLC, 2023 Term Loan B, 9.850%, (TSFR3M+4.500%), 10/18/2030	1,707,437	0.4
2,630,000	HUB International Ltd., Term Loan B, 9.369%, (TSFR3M+4.250%), 06/08/2030	2,645,341	0.7
		4,352,778	1.1

	Total Bank Loans (Cost $6,210,811)	6,301,112	1.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Federal Home Loan Banks: 0.0%
150,000 (5)	10.550%, 01/02/2024	149,913	0.0

	Total U.S. Government Agency Obligations (Cost $149,978)	149,913	0.0
CONVERTIBLE BONDS/NOTES: 0.0%
	Financial: 0.0%
499,200 (1)	Lehman Brothers Holdings, Inc. SD, SD, 8.160%, 05/30/2009	1,276	0.0

	Total Convertible Bonds/Notes (Cost $451,666)	1,276	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: 0.0%
	Consumer Discretionary: —%
1,476 (1)(6)	Perseus Holding Corp.	$—	—

	Energy: 0.0%
2 (7)	Amplify Energy Corp.	12	0.0
424,441 (6)	Ascent Resources - Utica LLC - Class A	5,093	0.0
		5,105	0.0

	Health Care: 0.0%
26 (7)	Option Care Health, Inc.	876	0.0

	Total Common Stock (Cost $10,390)	5,981	0.0
OTHER(8): —%
	Energy: —%
2,000 (6)(9)	Green Field Energy Services, Inc.	—	—

	Total Other (Cost $–)	—	—

PREFERRED STOCK: —%
	Consumer Discretionary: —%
775 (1)(6)	Perseus Holding Corp.	—	—

	Total Preferred Stock (Cost $–)	—	—
WARRANTS: 0.0%
	Health Care: 0.0%
126	Option Care Health Warrants Class B	1,502	0.0
126	Option Healthcare, Inc. Class A Warrants	1,899	0.0
		3,401	0.0
	Total Warrants (Cost $–)	3,401	0.0
	Total Long-Term Investments (Cost $398,228,070)	385,175,820	95.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 12.9%
	Commercial Paper: 2.5%
250,000	AT&T, Inc., 5.910%, 02/21/2024	247,914	0.1
1,050,000	Duke Energy Co., 6.220%, 01/19/2024	1,046,611	0.3
2,000,000	Mckesson Corp., 7.720%, 01/05/2024	1,997,888	0.5
1,000,000	National Grid, 6.240%, 01/18/2024	996,930	0.2
2,000,000	Old Line Funding, LLC, 5.720%, 05/01/2024	1,962,604	0.5
2,550,000	SYSCO Corp., 8.220%, 01/04/2024	2,547,704	0.6

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
1,425,000	Volkswagen Group, 6.430%, 01/16/2024	$1,420,993	0.3
	Total Commercial Paper (Cost $10,223,270)	10,220,644	2.5
	Time Deposits: 1.3%
1,020,000 (10)	Canadian Imperial Bank of Commerce, 5.310%, 01/02/2024	1,020,000	0.3
1,010,000 (10)	Credit Agricole Corporate and Investment Bank, 5.300%, 01/02/2024	1,010,000	0.3
1,010,000 (10)	Landesbank Hessen Thueringen Girozentrale, 5.320%, 01/02/2024	1,010,000	0.2
1,000,000 (10)	Mizuho Bank Ltd., 5.320%, 01/02/2024	1,000,000	0.2
1,010,000 (10)	Royal Bank of Canada, 5.320%, 01/02/2024	1,010,000	0.3
	Total Time Deposits (Cost $5,050,000)	5,050,000	1.3

	Repurchase Agreements: 9.1%
3,225,054 (10)	Bethesda Securities LLC, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $3,226,987, collateralized by various U.S. Government Agency Obligations, 2.000%-5.881%, Market Value plus accrued interest $3,289,555, due 10/01/27-01/01/57)	3,225,054	0.8
7,776,832 (10)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $7,781,494, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-7.613%, Market Value plus accrued interest $7,932,369, due 08/01/25-09/20/73)	7,776,832	1.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
4,184,628 (10)	Citadel Securities LLC, Repurchase Agreement dated 12/29/2023, 5.480%, due 01/02/2024 (Repurchase Amount $4,187,141, collateralized by various U.S. Government Securities, 0.000%-5.250%, Market Value plus accrued interest $4,270,920, due 01/23/24-11/15/53)	$4,184,628	1.1
392,504 (10)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $392,734, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%-7.000%, Market Value plus accrued interest $400,354, due 12/01/29-12/01/53)	392,504	0.1
3,753,897 (10)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $3,756,160, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.000%, Market Value plus accrued interest $3,831,315, due 02/02/24-04/20/71)	3,753,897	0.9
9,953,020 (10)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $9,958,855, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $10,152,080, due 02/01/35-09/01/52)	9,953,020	2.5

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
7,309,977 (10)	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $7,314,359, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $7,450,810, due 04/15/25-02/15/53)	$7,309,977	1.8
	Total Repurchase Agreements (Cost $36,595,912)	36,595,912	9.1

	Total Short-Term Investments (Cost $51,869,182)	51,866,556	12.9
	Total Investments in Securities (Cost $450,097,252)	$437,042,376	108.7
	Liabilities in Excess of Other Assets	(35,075,301)	(8.7)
	Net Assets	$401,967,075	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	All or a portion of this security is payment-in-kind (“PIK”) which may pay interest or additional principal at the issuer’s discretion. Rates shown are the current rate and possible payment rates.
(4)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(5)	Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2023.
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(7)	Non-income producing security.
(8)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(9)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(10)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya High Yield Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$—	$—	$—
Energy	12	—	5,093	5,105
Health Care	876	—	—	876
Total Common Stock	888	—	5,093	5,981
Corporate Bonds/Notes	—	378,714,137	—	378,714,137
Bank Loans	—	6,301,112	—	6,301,112
U.S. Government Agency Obligations	—	149,913	—	149,913
Warrants	—	3,401	—	3,401
Convertible Bonds/Notes	—	1,276	—	1,276
Preferred Stock	—	—	—	—
Other	—	—	—	—
Short-Term Investments	—	51,866,556	—	51,866,556
Total Investments, at fair value	$888	$437,036,395	$5,093	$437,042,376

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, Voya High Yield Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Green Field Energy Services, Inc.	8/25/2019	$—	$—
		$—	$—

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Swaps
Credit contracts	$88,759
Total	$88,759

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $450,493,218.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$6,108,141
Gross Unrealized Depreciation	(19,558,983)
Net Unrealized Depreciation	$(13,450,842)

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	Communication Services: 11.5%
785,504 (1)	Alphabet, Inc. - Class A	$109,727,054	2.7
612,400 (1)	Meta Platforms, Inc. - Class A	216,765,104	5.3
155,788 (1)	Netflix, Inc.	75,850,062	1.9
744,575 (1)	ROBLOX Corp. - Class A	34,041,969	0.8
450,989 (1)	Trade Desk, Inc. - Class A	32,453,168	0.8
		468,837,357	11.5

	Consumer Discretionary: 14.8%
2,048,362 (1)	Amazon.com, Inc.	311,228,122	7.6
22,788 (1)	Chipotle Mexican Grill, Inc.	52,115,244	1.3
872,070	Las Vegas Sands Corp.	42,914,565	1.0
105,274 (1)	Lululemon Athletica, Inc.	53,825,543	1.3
189,619	McDonald’s Corp.	56,223,930	1.4
382,332	Ross Stores, Inc.	52,910,926	1.3
143,795 (1)	Tesla, Inc.	35,730,182	0.9
		604,948,512	14.8

	Consumer Staples: 3.4%
227,700	Constellation Brands, Inc. - Class A	55,046,475	1.4
588,160	Mondelez International, Inc. - Class A	42,600,429	1.0
257,582	Walmart, Inc.	40,607,802	1.0
		138,254,706	3.4

	Financials: 2.7%
109,560	LPL Financial Holdings, Inc.	24,938,047	0.6
194,534	Marsh & McLennan Cos., Inc.	36,858,357	0.9
516,942	Tradeweb Markets, Inc. - Class A	46,979,689	1.2
		108,776,093	2.7

	Health Care: 12.9%
827,211 (1)	Boston Scientific Corp.	47,821,068	1.2
128,675	Elevance Health, Inc.	60,677,983	1.5
235,615	Eli Lilly & Co.	137,344,696	3.3
103,647	HCA Healthcare, Inc.	28,055,170	0.7
205,451 (1)	Intuitive Surgical, Inc.	69,310,949	1.7
187,796 (1)	Repligen Corp.	33,765,721	0.8
117,388	Stryker Corp.	35,153,011	0.8
105,818	Thermo Fisher Scientific, Inc.	56,167,136	1.4
148,815 (1)	Vertex Pharmaceuticals, Inc.	60,551,335	1.5
		528,847,069	12.9

	Industrials: 5.7%
258,423	Booz Allen Hamilton Holding Corp.	33,054,886	0.8
635,315 (1)	Copart, Inc.	31,130,435	0.8
525,697	Ingersoll Rand, Inc.	40,657,406	1.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
75,866	Old Dominion Freight Line, Inc.	$30,750,766	0.7
94,341	Parker-Hannifin Corp.	43,462,898	1.1
51,765	TransDigm Group, Inc.	52,365,474	1.3
		231,421,865	5.7

	Information Technology: 46.9%
171,137 (1)	Adobe, Inc.	102,100,334	2.5
395,468 (1)	Advanced Micro Devices, Inc.	58,295,938	1.4
1,759,638	Apple, Inc.	338,783,104	8.3
53,928	Broadcom, Inc.	60,197,130	1.5
222,392 (1)	Crowdstrike Holdings, Inc. - Class A	56,781,126	1.4
220,885 (1)	Datadog, Inc. - Class A	26,811,021	0.7
340,797	Marvell Technology, Inc.	20,553,467	0.5
818,967	Micron Technology, Inc.	69,890,644	1.7
1,461,790	Microsoft Corp.	549,691,512	13.4
64,538 (1)	MongoDB, Inc.	26,386,361	0.6
500,740	NVIDIA Corp.	247,976,463	6.1
157,001 (1)	Palo Alto Networks, Inc.	46,296,455	1.1
135,445 (1)	Salesforce, Inc.	35,640,997	0.9
91,210 (1)	ServiceNow, Inc.	64,438,953	1.6
615,918	Visa, Inc. - Class A	160,354,251	3.9
187,203 (1)	Workday, Inc. - Class A	51,679,260	1.3
		1,915,877,016	46.9

	Materials: 1.0%
137,791	Sherwin-Williams Co.	42,977,013	1.0

	Utilities: 0.8%
574,306	NextEra Energy, Inc.	34,883,346	0.8

	Total Common Stock (Cost $3,272,478,671)	4,074,822,977	99.7

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
24,223,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $24,223,000)	$24,223,000	0.6

See Accompanying Notes to Financial Statements

Voya Large Cap Growth Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $24,223,000)	$24,223,000	0.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Investments in Securities (Cost $3,296,701,671)	$4,099,045,977	100.3
	Liabilities in Excess of Other Assets	(10,979,551)	(0.3)
	Net Assets	$4,088,066,426	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$4,074,822,977	$—	$—	$4,074,822,977
Short-Term Investments	24,223,000	—	—	24,223,000
Total Investments, at fair value	$4,099,045,977	$—	$—	$4,099,045,977

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $3,330,911,013.

Net unrealized appreciation consisted of:

Gross Unrealized Appreciation	$833,364,216
Gross Unrealized Depreciation	(65,229,252)
Net Unrealized Appreciation	$768,134,964

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares RA		Value	Percentage of Net Assets
COMMON STOCK: 99.6%
	Communication Services: 5.3%
1,273,739	AT&T, Inc.	$21,373,340	4.0
189,791 (1)	Pinterest, Inc. - Class A	7,029,859	1.3
		28,403,199	5.3

	Consumer Discretionary: 4.2%
157,265	Las Vegas Sands Corp.	7,739,011	1.4
24,881	McDonald’s Corp.	7,377,465	1.4
15,666 (1)	Ulta Beauty, Inc.	7,676,183	1.4
		22,792,659	4.2

	Consumer Staples: 8.9%
398,741	Kenvue, Inc.	8,584,894	1.6
283,759	Kraft Heinz Co.	10,493,408	2.0
129,703	Mondelez International, Inc. - Class A	9,394,388	1.7
203,352	Philip Morris International, Inc.	19,131,356	3.6
		47,604,046	8.9

	Energy: 7.6%
235,768	BP PLC, ADR	8,346,187	1.6
80,075	Chesapeake Energy Corp.	6,160,971	1.1
81,149	ConocoPhillips	9,418,964	1.7
62,093	EOG Resources, Inc.	7,510,148	1.4
73,867	Valero Energy Corp.	9,602,710	1.8
		41,038,980	7.6

	Financials: 20.9%
96,900	Apollo Global Management, Inc.	9,030,111	1.7
40,592	Arthur J Gallagher & Co.	9,128,329	1.7
611,017	Bank of America Corp.	20,572,942	3.8
321,132	Bank of New York Mellon Corp.	16,714,921	3.1
305,506	Equitable Holdings, Inc.	10,173,350	1.9
162,880	Hartford Financial Services Group, Inc.	13,092,294	2.5
122,519	Intercontinental Exchange, Inc.	15,735,115	2.9
76,707	Raymond James Financial, Inc.	8,552,831	1.6
244,688	Truist Financial Corp.	9,033,881	1.7
		112,033,774	20.9

	Health Care: 16.7%
96,678	Abbott Laboratories	10,641,347	2.0
45,872	AbbVie, Inc.	7,108,784	1.3
58,790	Alcon, Inc.	4,592,675	0.9
102,089 (1)	Boston Scientific Corp.	5,901,765	1.1
39,604	Cigna Group	11,859,418	2.2
21,913	HCA Healthcare, Inc.	5,931,411	1.1
96,043	Johnson & Johnson	15,053,780	2.8
10,320	McKesson Corp.	4,777,954	0.9
39,416	Quest Diagnostics, Inc.	5,434,678	1.0
13,936	Thermo Fisher Scientific, Inc.	7,397,089	1.4

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
35,749	Universal Health Services, Inc. - Class B	$5,449,578	1.0
13,733 (1)	Vertex Pharmaceuticals, Inc.	5,587,820	1.0
		89,736,299	16.7

	Industrials: 11.0%
34,314	Booz Allen Hamilton Holding Corp.	4,389,104	0.8
144,412 (1)	Copart, Inc.	7,076,188	1.3
110,950	Emerson Electric Co.	10,798,764	2.0
109,499	Howmet Aerospace, Inc.	5,926,086	1.1
109,345	Ingersoll Rand, Inc.	8,456,742	1.6
19,985	Parker-Hannifin Corp.	9,207,089	1.7
17,383	Rockwell Automation, Inc.	5,397,074	1.0
17,540 (1)	Saia, Inc.	7,686,379	1.5
		58,937,426	11.0

	Information Technology: 10.0%
50,726 (1)	Advanced Micro Devices, Inc.	7,477,520	1.4
1,752	Constellation Software, Inc./Canada	4,343,831	0.8
64,817	Dolby Laboratories, Inc. - Class A	5,585,929	1.0
191,189 (1)	Dropbox, Inc. - Class A	5,636,252	1.1
123,247	Micron Technology, Inc.	10,517,899	2.0
13,155	Roper Technologies, Inc.	7,171,711	1.3
29,346 (1)	Salesforce, Inc.	7,722,106	1.4
51,833	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,390,632	1.0
		53,845,880	10.0

	Materials: 5.2%
23,254	Air Products and Chemicals, Inc.	6,366,945	1.2
194,378	Alcoa Corp.	6,608,852	1.2
67,154	CF Industries Holdings, Inc.	5,338,743	1.0
43,171	Crown Holdings, Inc.	3,975,617	0.8
19,738	Reliance Steel & Aluminum Co.	5,520,324	1.0
		27,810,481	5.2

	Real Estate: 4.4%
53,911	Prologis, Inc.	7,186,336	1.4
40,589	Ryman Hospitality Properties, Inc.	4,467,226	0.8
129,929	Welltower, Inc.	11,715,698	2.2
		23,369,260	4.4

	Utilities: 5.4%
69,581	DTE Energy Co.	7,672,001	1.4
209,711	NextEra Energy, Inc.	12,737,846	2.4

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
440,822 (2)	Prime AET&D Holdings No 1	$—	—
144,072	Public Service Enterprise Group, Inc.	8,810,003	1.6
		29,219,850	5.4

	Total Common Stock (Cost $483,005,488)	534,791,854	99.6
CORPORATE BONDS/NOTES: —%
	Financial: —%
1,216,000 (2)(3)	Tropicana Entertainment LLC / Tropicana Finance Corp., 9.625%, 12/15/2014	—	—
	Total Corporate Bonds/Notes (Cost $787,908)	—	—
OTHER(4): 0.0%
	Energy: 0.0%
1,685,000 (2)(5)	Samson Investment Co.	—	0.0
	Total Other (Cost $30,842)	—	0.0
WARRANTS: —%
	Information Technology: —%
1,823 (2)	Constellation Software, Inc./Canada	—	—
	Total Warrants (Cost $—)	—	—
	Total Long-Term Investments (Cost $483,824,238)	534,791,854	99.6

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
1,225,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,225,000)	$1,225,000	0.2

	Total Short-Term Investments (Cost $1,225,000)	$1,225,000	0.2
	Total Investments in Securities (Cost $485,049,238)	$536,016,854	99.8
	Assets in Excess of Other Liabilities	957,582	0.2
	Net Assets	$536,974,436	100.0

ADR	American Depositary Receipt

(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Defaulted security.
(4)	Represents an escrow position for future entitlements, if any, on the defaulted bond. The escrow position was received in exchange for the defaulted bond as part of the bankruptcy reorganization of the bond issuer. These holdings are non-income producing.
(5)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

Voya Large Cap Value Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$28,403,199	$—	$—	$28,403,199
Consumer Discretionary	22,792,659	—	—	22,792,659
Consumer Staples	47,604,046	—	—	47,604,046
Energy	41,038,980	—	—	41,038,980
Financials	112,033,774	—	—	112,033,774
Health Care	89,736,299	—	—	89,736,299
Industrials	58,937,426	—	—	58,937,426
Information Technology	53,845,880	—	—	53,845,880
Materials	27,810,481	—	—	27,810,481
Real Estate	23,369,260	—	—	23,369,260
Utilities	29,219,850	—	—	29,219,850
Total Common Stock	534,791,854	—	—	534,791,854
Short-Term Investments	1,225,000	—	—	1,225,000
Total Investments, at fair value	$536,016,854	$—	$—	$536,016,854

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

At December 31, 2023, Voya Large Cap Value Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Samson Investment Co.	6/28/2017	$30,842	$—
		$30,842	$—

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $487,497,411.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$61,809,423
Gross Unrealized Depreciation	(13,295,330)
Net Unrealized Appreciation	$48,514,093

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 35.0%
	Basic Materials: 0.8%
288,000	Albemarle Corp., 4.650%, 06/01/2027	$282,979	0.1
424,000	BHP Billiton Finance USA Ltd., 5.250%, 09/08/2026	433,683	0.1
475,000	Ecolab, Inc., 1.650%, 02/01/2027	436,525	0.1
407,000	Ecolab, Inc., 2.700%, 11/01/2026	389,808	0.1
300,000	EIDP, Inc., 4.500%, 05/15/2026	299,010	0.1
500,000 (1)	Georgia-Pacific LLC, 1.750%, 09/30/2025	473,348	0.2
280,000	Nucor Corp., 2.000%, 06/01/2025	269,049	0.1
54,000	Nutrien Ltd., 4.900%, 03/27/2028	54,534	0.0
		2,638,936	0.8

	Communications: 1.7%
721,000	Amazon.com, Inc., 3.000%, 04/13/2025	706,095	0.2
370,000	AT&T, Inc., 1.700%, 03/25/2026	346,244	0.1
472,000	Bell Telephone Co. of Canada or Bell Canada US-3, 0.750%, 03/17/2024	467,204	0.1
308,000	Comcast Corp., 4.550%, 01/15/2029	309,508	0.1
326,000	Comcast Corp., 5.250%, 11/07/2025	329,656	0.1
399,000	Fox Corp., 4.030%, 01/25/2024	398,522	0.1
447,000	Meta Platforms, Inc., 3.500%, 08/15/2027	435,495	0.1
36,000 (2)	Motorola Solutions, Inc., 4.000%, 09/01/2024	35,628	0.0
216,000 (1)	NBN Co. Ltd., 5.750%, 10/06/2028	225,052	0.1
653,000 (1)	NTT Finance Corp., 0.583%, 03/01/2024	647,779	0.2
368,000 (1)	NTT Finance Corp., 4.142%, 07/26/2024	365,674	0.1
352,000	Sprint Capital Corp., 6.875%, 11/15/2028	381,644	0.1
194,000	T-Mobile USA, Inc., 2.250%, 02/15/2026	183,963	0.1
444,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	430,781	0.1
181,000	T-Mobile USA, Inc., 4.950%, 03/15/2028	183,533	0.0
271,000	Verizon Communications, Inc., 0.850%, 11/20/2025	251,957	0.1
272,000	Verizon Communications, Inc., 3.500%, 11/01/2024	268,030	0.1
		5,966,765	1.7
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 3.2%
358,000 (1)	7-Eleven, Inc., 0.950%, 02/10/2026	$331,019	0.1
270,000	American Honda Finance Corp., GMTN, 5.800%, 10/03/2025	274,827	0.1
140,000 (2)	American Honda Finance Corp., MTN, 1.300%, 09/09/2026	128,673	0.0
236,000 (1)(2)	BMW US Capital LLC, 0.800%, 04/01/2024	233,294	0.1
428,000 (1)	BMW US Capital LLC, 1.250%, 08/12/2026	392,478	0.1
505,000 (1)(2)	BMW US Capital LLC, 3.250%, 04/01/2025	495,670	0.1
710,000 (1)	Daimler Truck Finance North America LLC, 3.500%, 04/07/2025	694,914	0.2
133,330	Delta Air Lines Pass Through Trust 20-1, A, 2.500%, 12/10/2029	117,708	0.0
250,000	Delta Air Lines Pass Through Trust 2019-1, A, 3.404%, 10/25/2025	246,806	0.1
305,000	General Motors Financial Co., Inc., 3.800%, 04/07/2025	298,776	0.1
408,000	General Motors Financial Co., Inc., 5.250%, 03/01/2026	408,403	0.1
268,000	General Motors Financial Co., Inc., 5.400%, 04/06/2026	269,787	0.1
226,000 (2)	Home Depot, Inc., 2.700%, 04/15/2025	220,602	0.1
434,000	Home Depot, Inc., 4.950%, 09/30/2026	440,321	0.1
532,000	Honda Motor Co. Ltd., 2.534%, 03/10/2027	502,328	0.1
462,000 (1)	Hyundai Capital America, 1.300%, 01/08/2026	426,708	0.1
160,000 (1)	Hyundai Capital America, 5.650%, 06/26/2026	161,130	0.1
159,000 (1)	Hyundai Capital America, 5.950%, 09/21/2026	161,777	0.1
299,000 (1)	Hyundai Capital America, 6.250%, 11/03/2025	303,598	0.1
187,000	Lowe's Cos., Inc., 3.350%, 04/01/2027	180,212	0.1
290,000 (1)(2)	Mercedes-Benz Finance North America LLC, 5.100%, 08/03/2028	295,812	0.1
227,500 (1)	Mileage Plus Holdings LLC / Mileage Plus Intellectual Property Assets Ltd., 6.500%, 06/20/2027	228,312	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: (continued)
423,000	Ross Stores, Inc., 4.600%, 04/15/2025	$420,080	0.1
474,000	Toyota Motor Corp., 0.681%, 03/25/2024	468,901	0.1
227,000	Toyota Motor Credit Corp., 4.625%, 01/12/2028	230,048	0.1
436,000	Toyota Motor Credit Corp., 5.400%, 11/20/2026	446,515	0.1
456,000	Toyota Motor Credit Corp., 5.600%, 09/11/2025	463,616	0.1
78,932	United Airlines Pass Through Trust 20-1, A, 5.875%, 04/15/2029	80,005	0.0
117,253	US Airways Pass Through Trust 2012-1, A, 5.900%, 04/01/2026	117,304	0.0
300,000 (1)(2)	Volkswagen Group of America Finance LLC, 5.650%, 09/12/2028	308,058	0.1
288,000 (2)	Walmart, Inc., 3.950%, 09/09/2027	286,593	0.1
435,000	Walmart, Inc., 4.000%, 04/15/2026	432,812	0.1
421,000	Warnermedia Holdings, Inc., 3.755%, 03/15/2027	403,545	0.1
629,000	WW Grainger, Inc., 1.850%, 02/15/2025	607,594	0.2
		11,078,226	3.2

	Consumer, Non-cyclical: 3.7%
444,000	Amgen, Inc., 3.200%, 11/02/2027	424,422	0.1
629,000	Amgen, Inc., 5.250%, 03/02/2025	630,674	0.2
444,000	Becton Dickinson & Co., 4.693%, 02/13/2028	446,149	0.1
386,000	Boston Scientific Corp., 1.900%, 06/01/2025	369,560	0.1
506,000	Bristol-Myers Squibb Co., 0.750%, 11/13/2025	472,390	0.1
587,000	Bunge Ltd. Finance Corp., 1.630%, 08/17/2025	555,220	0.2
160,000 (1)	Cargill, Inc., 3.500%, 04/22/2025	157,353	0.0
195,000 (1)	Cargill, Inc., 3.625%, 04/22/2027	189,841	0.1
274,000	Cigna Group, 1.250%, 03/15/2026	254,004	0.1
233,000 (1)	CSL Finance PLC, 3.850%, 04/27/2027	226,970	0.1
444,000	Diageo Capital PLC, 5.300%, 10/24/2027	458,061	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
587,000 (1)	Element Fleet Management Corp., 3.850%, 06/15/2025	$570,952	0.2
385,000	Elevance Health, Inc., 3.500%, 08/15/2024	379,989	0.1
238,000	Estee Lauder Cos., Inc., 4.375%, 05/15/2028	237,354	0.1
316,000	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	318,904	0.1
258,000	Global Payments, Inc., 1.200%, 03/01/2026	237,135	0.1
420,000	Humana, Inc., 5.750%, 03/01/2028	436,670	0.1
223,000	Kenvue, Inc., 5.500%, 03/22/2025	224,993	0.1
334,000 (1)	Nestle Holdings, Inc., 1.150%, 01/14/2027	303,557	0.1
510,000 (1)	Nestle Holdings, Inc., 4.125%, 10/01/2027	507,589	0.2
448,000	PepsiCo, Inc., 3.600%, 02/18/2028	438,818	0.1
157,000	PepsiCo, Inc., 5.250%, 11/10/2025	159,405	0.0
857,000	Pfizer Investment Enterprises Pte Ltd., 4.450%, 05/19/2026	854,798	0.3
448,000 (1)	Roche Holdings, Inc., 5.338%, 11/13/2028	464,896	0.1
461,000	S&P Global, Inc., 2.450%, 03/01/2027	434,959	0.1
352,000	S&P Global, Inc., 2.700%, 03/01/2029	325,757	0.1
159,000 (2)	Stryker Corp., 4.850%, 12/08/2028	160,890	0.0
434,000	Thermo Fisher Scientific, Inc., 5.000%, 12/05/2026	440,678	0.1
470,000 (1)	Triton Container International Ltd., 1.150%, 06/07/2024	460,027	0.1
165,000	UnitedHealth Group, Inc., 2.375%, 08/15/2024	162,113	0.0
314,000	UnitedHealth Group, Inc., 2.950%, 10/15/2027	298,293	0.1
323,000	UnitedHealth Group, Inc., 3.375%, 04/15/2027	312,932	0.1
550,000	Viatris, Inc., 1.650%, 06/22/2025	521,040	0.2
316,000	Zoetis, Inc., 5.400%, 11/14/2025	318,733	0.1
		12,755,126	3.7

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: 1.1%
331,000	Baker Hughes Holdings LLC / Baker Hughes Co-Obligor, Inc., 2.061%, 12/15/2026	$309,928	0.1
580,000	Canadian Natural Resources Ltd., 2.050%, 07/15/2025	552,859	0.2
469,000	Equinor ASA, 2.875%, 04/06/2025	457,929	0.1
395,000	Kinder Morgan, Inc., 1.750%, 11/15/2026	363,535	0.1
306,000	Ovintiv Exploration, Inc., 5.375%, 01/01/2026	306,178	0.1
326,000	Phillips 66, 3.850%, 04/09/2025	321,018	0.1
495,000	Pioneer Natural Resources Co., 1.125%, 01/15/2026	459,706	0.1
189,000	Schlumberger Investment SA, 4.500%, 05/15/2028	190,992	0.1
270,000	TransCanada PipeLines Ltd., 1.000%, 10/12/2024	260,502	0.1
467,000	Williams Cos., Inc., 4.550%, 06/24/2024	464,580	0.1
		3,687,227	1.1

	Financial: 16.3%
410,000	Aflac, Inc., 1.125%, 03/15/2026	378,688	0.1
433,000	Ally Financial, Inc., 3.875%, 05/21/2024	429,368	0.1
536,000	American Express Co., 2.500%, 07/30/2024	526,761	0.2
217,000 (3)	American Express Co., 4.990%, 05/01/2026	216,448	0.1
325,000 (3)	American Express Co., 5.389%, 07/28/2027	328,818	0.1
326,000	American Tower Corp., 3.650%, 03/15/2027	313,773	0.1
80,000	American Tower Corp., 5.250%, 07/15/2028	81,332	0.0
234,000	Ameriprise Financial, Inc., 3.000%, 04/02/2025	228,399	0.1
738,000 (1)	Aviation Capital Group LLC, 5.500%, 12/15/2024	734,411	0.2
352,000 (1)	Avolon Holdings Funding Ltd., 2.528%, 11/18/2027	312,175	0.1
200,000	Banco Santander SA, 5.588%, 08/08/2028	204,140	0.1
1,531,000 (3)	Bank of America Corp., 0.976%, 04/22/2025	1,506,769	0.4
898,000 (3)	Bank of America Corp., 1.734%, 07/22/2027	823,036	0.2
50,000 (3)	Bank of America Corp., 3.419%, 12/20/2028	47,132	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
81,000 (3)	Bank of America Corp., 3.705%, 04/24/2028	$77,402	0.0
301,000 (3)	Bank of America Corp., 4.376%, 04/27/2028	294,342	0.1
352,000 (3)	Bank of America Corp., 5.202%, 04/25/2029	354,403	0.1
907,000 (3)	Bank of America Corp., MTN, 1.319%, 06/19/2026	854,155	0.2
496,000 (3)	Bank of America Corp., MTN, 2.015%, 02/13/2026	476,750	0.1
186,000 (3)	Bank of America Corp. N, 1.658%, 03/11/2027	172,140	0.0
250,000	Bank of America NA, 5.526%, 08/18/2026	254,701	0.1
642,000	Bank of Montreal, 5.300%, 06/05/2026	648,611	0.2
179,000 (3)	Bank of New York Mellon Corp., 4.414%, 07/24/2026	177,213	0.1
279,000 (3)	Bank of New York Mellon Corp., 4.947%, 04/26/2027	279,199	0.1
473,000	Bank of Nova Scotia, 0.700%, 04/15/2024	466,671	0.1
468,000 (2)	Bank of Nova Scotia, 1.450%, 01/10/2025	450,336	0.1
257,000	Bank of Nova Scotia, MTN, 3.450%, 04/11/2025	251,644	0.1
277,000	Berkshire Hathaway, Inc., 3.125%, 03/15/2026	269,523	0.1
248,000 (1)	Blackstone Holdings Finance Co. LLC, 1.625%, 08/05/2028	215,948	0.1
104,000 (1)	Blackstone Holdings Finance Co. LLC, 2.500%, 01/10/2030	89,172	0.0
326,000 (1)	Blackstone Holdings Finance Co. LLC, 5.900%, 11/03/2027	338,456	0.1
420,000 (1)	BPCE SA, 1.000%, 01/20/2026	386,758	0.1
94,000	Brookfield Finance, Inc., 4.000%, 04/01/2024	93,580	0.0
201,000 (1)(3)	CaixaBank SA, 6.684%, 09/13/2027	206,188	0.1
261,000 (3)	Capital One Financial Corp., 1.878%, 11/02/2027	234,904	0.1
444,000 (3)	Capital One Financial Corp., 4.166%, 05/09/2025	440,751	0.1
335,000 (3)	Capital One Financial Corp., 5.468%, 02/01/2029	334,257	0.1
269,000 (3)	Charles Schwab Corp., 5.643%, 05/19/2029	276,082	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
332,000	Charles Schwab Corp., 5.875%, 08/24/2026	$340,632	0.1
473,000 (3)	Citigroup, Inc., 0.981%, 05/01/2025	465,086	0.1
374,000	Corebridge Financial, Inc., 3.650%, 04/05/2027	359,987	0.1
525,000 (1)	Corebridge Global Funding, 0.900%, 09/22/2025	487,627	0.1
233,000	Credit Suisse AG/ New York NY, 2.950%, 04/09/2025	226,011	0.1
1,246,000	Credit Suisse AG/New York NY, MTN, 3.625%, 09/09/2024	1,228,942	0.4
467,000 (1)(3)	Danske Bank A/S, 0.976%, 09/10/2025	451,761	0.1
279,000 (1)(3)	Danske Bank A/S, 3.773%, 03/28/2025	277,596	0.1
257,000 (1)(3)	Danske Bank A/S, 4.298%, 04/01/2028	249,245	0.1
259,000	Discover Financial Services, 3.950%, 11/06/2024	254,735	0.1
465,000 (1)(3)	DNB Bank ASA, 2.968%, 03/28/2025	462,074	0.1
611,000 (1)(3)	DNB Bank ASA, 5.896%, 10/09/2026	617,185	0.2
475,000	Equinix, Inc., 1.250%, 07/15/2025	447,028	0.1
388,000	Federal Realty OP L.P., 3.950%, 01/15/2024	387,600	0.1
305,000 (1)	Federation des Caisses Desjardins du Quebec, 2.050%, 02/10/2025	294,335	0.1
389,000	Fifth Third Bank NA, 3.850%, 03/15/2026	374,281	0.1
490,000 (1)	GA Global Funding Trust, 3.850%, 04/11/2025	480,484	0.1
278,000 (3)	Goldman Sachs Group, Inc., 2.640%, 02/24/2028	257,822	0.1
236,000 (3)	Goldman Sachs Group, Inc., 5.861%, (SOFRRATE + 0.486%), 10/21/2024	235,735	0.1
257,000	Hanover Insurance Group, Inc., 4.500%, 04/15/2026	252,502	0.1
431,000 (3)	HSBC Holdings PLC, 1.589%, 05/24/2027	395,495	0.1
531,000 (3)	HSBC Holdings PLC, 2.099%, 06/04/2026	505,697	0.1
335,000 (3)	HSBC Holdings PLC, 2.633%, 11/07/2025	326,728	0.1
519,000 (3)	HSBC Holdings PLC, 2.999%, 03/10/2026	503,435	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
441,000 (3)	ING Groep NV, 4.017%, 03/28/2028	$427,995	0.1
200,000 (3)	ING Groep NV, 6.083%, 09/11/2027	204,238	0.1
654,000 (3)	JPMorgan Chase & Co., 0.824%, 06/01/2025	640,192	0.2
560,000 (3)	JPMorgan Chase & Co., 0.969%, 06/23/2025	547,010	0.2
388,000 (3)	JPMorgan Chase & Co., 1.470%, 09/22/2027	351,688	0.1
348,000 (3)	JPMorgan Chase & Co., 1.578%, 04/22/2027	321,277	0.1
125,000 (3)	JPMorgan Chase & Co., 2.069%, 06/01/2029	110,894	0.0
830,000 (3)	JPMorgan Chase & Co., 2.083%, 04/22/2026	795,292	0.2
48,000 (3)	JPMorgan Chase & Co., 2.301%, 10/15/2025	46,782	0.0
140,000 (3)	JPMorgan Chase & Co., 2.595%, 02/24/2026	135,649	0.0
444,000 (3)	JPMorgan Chase & Co., 2.947%, 02/24/2028	417,927	0.1
538,000 (3)	JPMorgan Chase & Co., 3.509%, 01/23/2029	510,172	0.1
27,000 (3)	JPMorgan Chase & Co., 3.960%, 01/29/2027	26,387	0.0
181,000 (3)	JPMorgan Chase & Co., 5.299%, 07/24/2029	183,769	0.1
389,000 (3)	JPMorgan Chase & Co., 5.546%, 12/15/2025	389,391	0.1
447,000 (3)	JPMorgan Chase & Co., 6.070%, 10/22/2027	460,011	0.1
252,000	KeyBank NA/ Cleveland OH, 4.390%, 12/14/2027	237,186	0.1
176,000 (3)	Lloyds Banking Group PLC, 3.870%, 07/09/2025	174,372	0.1
416,000 (3)	Lloyds Banking Group PLC, 5.985%, 08/07/2027	423,575	0.1
480,000 (1)	LSEGA Financing PLC, 0.650%, 04/06/2024	473,187	0.1
488,000 (1)	LSEGA Financing PLC, 1.375%, 04/06/2026	450,296	0.1
415,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.953%, 07/19/2025	404,434	0.1
365,000 (3)	Mitsubishi UFJ Financial Group, Inc., 0.962%, 10/11/2025	351,990	0.1
323,000	Mitsubishi UFJ Financial Group, Inc., 1.412%, 07/17/2025	304,881	0.1
454,000 (3)	Mitsubishi UFJ Financial Group, Inc., 1.538%, 07/20/2027	415,029	0.1
276,000 (3)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	274,724	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
304,000 (3)	Mizuho Financial Group, Inc., 2.555%, 09/13/2025	$297,934	0.1
1,056,000 (3)	Morgan Stanley, 0.790%, 05/30/2025	1,032,639	0.3
444,000 (3)	Morgan Stanley, 1.593%, 05/04/2027	409,268	0.1
371,000 (3)	Morgan Stanley, 2.475%, 01/21/2028	344,512	0.1
256,000 (3)	Morgan Stanley, 5.123%, 02/01/2029	257,309	0.1
1,252,000 (3)	Morgan Stanley, GMTN, 0.791%, 01/22/2025	1,248,351	0.4
565,000 (3)	Morgan Stanley, GMTN, 1.512%, 07/20/2027	516,328	0.2
990,000 (3)	Morgan Stanley, MTN, 1.164%, 10/21/2025	953,002	0.3
126,000 (3)	Morgan Stanley, MTN, 2.720%, 07/22/2025	123,938	0.0
340,000	Morgan Stanley, MTN, 3.125%, 07/27/2026	325,671	0.1
352,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	354,220	0.1
448,000	Morgan Stanley Bank NA, 4.754%, 04/21/2026	447,851	0.1
324,000	National Australia Bank Ltd./New York, 3.500%, 06/09/2025	318,775	0.1
349,000	National Bank of Canada FXD, 0.750%, 08/06/2024	339,215	0.1
250,000 (1)	National Securities Clearing Corp., 1.500%, 04/23/2025	239,823	0.1
250,000 (1)	National Securities Clearing Corp., 5.000%, 05/30/2028	254,885	0.1
213,000 (1)	Nationwide Building Society, 1.500%, 10/13/2026	193,714	0.1
327,000 (3)	NatWest Group PLC, 4.269%, 03/22/2025	325,893	0.1
395,000 (1)	Nordea Bank Abp, 0.625%, 05/24/2024	387,672	0.1
293,000 (1)	Nordea Bank Abp, 0.750%, 08/28/2025	273,385	0.1
324,000 (1)	Nordea Bank Abp, 3.600%, 06/06/2025	317,809	0.1
336,000 (1)	Northwestern Mutual Global Funding, 0.800%, 01/14/2026	310,917	0.1
587,000	Old Republic International Corp., 4.875%, 10/01/2024	582,717	0.2
207,000 (1)	Pacific Life Global Funding II, 1.200%, 06/24/2025	196,401	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
265,000 (1)	Pacific Life Global Funding II, 1.375%, 04/14/2026	$245,003	0.1
470,000	PNC Financial Services Group, Inc., 3.500%, 01/23/2024	469,335	0.1
214,000	Prologis L.P., 4.875%, 06/15/2028	216,935	0.1
204,000	Public Storage Operating Co., 5.125%, 01/15/2029	210,724	0.1
284,000	Royal Bank of Canada, GMTN, 1.150%, 07/14/2026	259,934	0.1
466,000	Royal Bank of Canada, GMTN, 1.600%, 01/21/2025	449,799	0.1
434,000	Royal Bank of Canada, GMTN, 5.200%, 07/20/2026	438,868	0.1
439,000 (3)	Santander UK Group Holdings PLC, 6.833%, 11/21/2026	447,398	0.1
440,000	Sixth Street Specialty Lending, Inc., 3.875%, 11/01/2024	432,260	0.1
619,000 (1)	Skandinaviska Enskilda Banken AB, 0.650%, 09/09/2024	598,824	0.2
464,000 (1)	Skandinaviska Enskilda Banken AB, 3.700%, 06/09/2025	456,215	0.1
477,000 (1)(3)	Societe Generale SA, 2.226%, 01/21/2026	458,380	0.1
173,000 (3)	State Street Corp., 5.684%, 11/21/2029	178,982	0.1
286,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 07/08/2025	270,716	0.1
355,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 07/16/2024	349,896	0.1
201,000	Sumitomo Mitsui Financial Group, Inc., 5.716%, 09/14/2028	208,276	0.1
465,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 0.800%, 09/16/2024	449,842	0.1
212,000 (1)	Sumitomo Mitsui Trust Bank Ltd., 5.650%, 09/14/2026	215,534	0.1
468,000 (1)(2)	Svenska Handelsbanken AB, 3.650%, 06/10/2025	459,479	0.1
371,000 (1)	Swedbank AB, 3.356%, 04/04/2025	363,430	0.1
454,000	Toronto-Dominion Bank, 3.766%, 06/06/2025	446,921	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
467,000	Toronto-Dominion Bank, MTN, 0.700%, 09/10/2024	$452,357	0.1
621,000	Toronto-Dominion Bank, MTN, 1.150%, 06/12/2025	588,338	0.2
515,000	Toronto-Dominion Bank, MTN, 5.532%, 07/17/2026	525,032	0.2
468,000	Toronto-Dominion Bank FXD, FXD, 1.450%, 01/10/2025	451,271	0.1
260,000 (3)	Truist Financial Corp., MTN, 1.267%, 03/02/2027	238,127	0.1
316,000 (3)	Truist Financial Corp., MTN, 1.887%, 06/07/2029	273,274	0.1
256,000 (3)	Truist Financial Corp., MTN, 4.260%, 07/28/2026	250,878	0.1
369,000 (1)	UBS AG/London, 0.700%, 08/09/2024	358,949	0.1
200,000	UBS AG/London, 5.800%, 09/11/2025	202,378	0.1
372,000 (1)(3)	UBS Group AG, 4.488%, 05/12/2026	366,604	0.1
464,000 (1)(3)	UBS Group AG, 4.490%, 08/05/2025	460,636	0.1
241,000 (3)	US Bancorp, 5.775%, 06/12/2029	247,763	0.1
115,000 (3)	Wells Fargo & Co., MTN, 2.164%, 02/11/2026	110,733	0.0
330,000 (3)	Wells Fargo & Co., MTN, 3.526%, 03/24/2028	314,981	0.1
135,000 (3)	Wells Fargo & Co., MTN, 4.540%, 08/15/2026	133,643	0.0
169,000 (3)	Wells Fargo & Co., MTN, 5.574%, 07/25/2029	172,661	0.0
329,000	Wells Fargo Bank NA, 5.450%, 08/07/2026	334,497	0.1
		55,895,909	16.3

	Industrial: 1.7%
444,000	Avnet, Inc., 6.250%, 03/15/2028	460,272	0.1
388,000	Boeing Co., 4.875%, 05/01/2025	386,383	0.1
223,000	General Dynamics Corp., 3.250%, 04/01/2025	218,586	0.1
392,000 (1)	Graphic Packaging International LLC, 0.821%, 04/15/2024	386,800	0.1
221,000	HEICO Corp., 5.250%, 08/01/2028	225,796	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
335,000	John Deere Capital Corp., MTN, 2.050%, 01/09/2025	$326,120	0.1
184,000	John Deere Capital Corp., MTN, 2.125%, 03/07/2025	178,471	0.1
138,000 (2)	John Deere Capital Corp., MTN, 2.350%, 03/08/2027	129,744	0.0
107,000	John Deere Capital Corp., MTN, 4.950%, 07/14/2028	109,764	0.0
163,000	L3Harris Technologies, Inc., 5.400%, 01/15/2027	166,462	0.1
238,000	Lockheed Martin Corp., 5.100%, 11/15/2027	245,798	0.1
242,000 (1)	Penske Truck Leasing Co. L.P. / PTL Finance Corp., 6.050%, 08/01/2028	251,076	0.1
224,000	Raytheon Technologies Corp., 5.000%, 02/27/2026	224,985	0.1
400,000	Republic Services, Inc., 2.500%, 08/15/2024	392,569	0.1
429,000	Ryder System, Inc., MTN, 5.250%, 06/01/2028	434,968	0.1
713,000	Teledyne Technologies, Inc., 0.950%, 04/01/2024	704,946	0.2
455,000 (1)	Veralto Corp., 5.500%, 09/18/2026	461,012	0.1
414,000	Waste Management, Inc., 4.875%, 02/15/2029	423,935	0.1
		5,727,687	1.7

	Technology: 2.4%
233,000	Analog Devices, Inc., 2.950%, 04/01/2025	228,161	0.1
173,000	Apple, Inc., 1.125%, 05/11/2025	165,102	0.1
449,000	Apple, Inc., 3.250%, 02/23/2026	438,248	0.1
444,000 (2)	Broadcom, Inc., 3.459%, 09/15/2026	429,535	0.1
61,000	Concentrix Corp., 6.600%, 08/02/2028	62,802	0.0
457,000	Fidelity National Information Services, Inc., 0.600%, 03/01/2024	453,041	0.1
268,000	Fidelity National Information Services, Inc., 4.700%, 07/15/2027	268,163	0.1
245,000	Fiserv, Inc., 2.750%, 07/01/2024	241,410	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology: (continued)
444,000	Fiserv, Inc., 5.450%, 03/02/2028	$457,588	0.1
198,000	HP, Inc., 2.200%, 06/17/2025	189,680	0.1
430,000	Intel Corp., 3.750%, 08/05/2027	421,611	0.1
666,000	Intel Corp., 4.875%, 02/10/2026	671,113	0.2
446,000 (2)	International Business Machines Corp., 4.000%, 07/27/2025	441,288	0.1
445,000 (2)	International Business Machines Corp., 4.500%, 02/06/2026	444,060	0.1
255,000	International Business Machines Corp., 6.500%, 01/15/2028	273,418	0.1
681,000	Intuit, Inc., 5.250%, 09/15/2026	694,534	0.2
473,000	Oracle Corp., 1.650%, 03/25/2026	441,362	0.1
288,000	Oracle Corp., 2.500%, 04/01/2025	278,566	0.1
470,000	Oracle Corp., 2.650%, 07/15/2026	445,849	0.1
500,000	Take-Two Interactive Software, Inc., 3.550%, 04/14/2025	489,622	0.1
307,000	VMware, Inc., 1.000%, 08/15/2024	298,281	0.1
408,000	VMware, Inc., 1.400%, 08/15/2026	373,315	0.1
215,000	Workday, Inc., 3.500%, 04/01/2027	208,126	0.1
		8,414,875	2.4

	Utilities: 4.1%
475,000 (1)	AEP Texas, Inc., 3.850%, 10/01/2025	461,701	0.1
352,000	AES Corp., 5.450%, 06/01/2028	358,084	0.1
475,000	Alabama Power Co., 3.750%, 09/01/2027	465,475	0.1
305,000	Ameren Corp., 5.700%, 12/01/2026	312,047	0.1
176,000	Ameren Illinois Co., 3.800%, 05/15/2028	171,449	0.1
245,000	American Electric Power Co., Inc., 2.031%, 03/15/2024	243,022	0.1
393,000	American Electric Power Co., Inc., 5.200%, 01/15/2029	398,559	0.1
213,000 (1)	Aquarion Co., 4.000%, 08/15/2024	210,772	0.1
425,000	Arizona Public Service Co., 3.350%, 06/15/2024	420,258	0.1
425,000	Avangrid, Inc., 3.200%, 04/15/2025	413,186	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
279,000	Black Hills Corp., 1.037%, 08/23/2024	$270,887	0.1
188,000	Consumers Energy Co., 4.900%, 02/15/2029	191,461	0.1
448,000 (3)	DTE Energy Co., 4.220%, 11/01/2024	443,038	0.1
479,000 (1)	Enel Finance International NV, 6.800%, 10/14/2025	491,309	0.1
329,000	Entergy Corp., 0.900%, 09/15/2025	306,086	0.1
555,000	Entergy Louisiana LLC, 0.950%, 10/01/2024	537,178	0.2
277,000	Eversource Energy, 2.900%, 03/01/2027	262,386	0.1
448,000	Eversource Energy, 4.750%, 05/15/2026	445,844	0.1
215,000	Florida Power & Light Co., 4.400%, 05/15/2028	215,526	0.1
338,000	Interstate Power and Light Co., 3.250%, 12/01/2024	331,328	0.1
72,000	IPALCO Enterprises, Inc., 3.700%, 09/01/2024	70,884	0.0
325,000	National Rural Utilities Cooperative Finance Corp., MTN, 1.875%, 02/07/2025	313,914	0.1
217,000	National Rural Utilities Cooperative Finance Corp., MTN, 5.600%, 11/13/2026	222,783	0.1
428,000	National Rural Utilities Cooperative Finance Corp. D, D, 1.000%, 10/18/2024	413,520	0.1
231,000 (1)	New York State Electric & Gas Corp., 5.650%, 08/15/2028	237,038	0.1
318,000	NextEra Energy Capital Holdings, Inc., 1.875%, 01/15/2027	292,635	0.1
287,000	NextEra Energy Capital Holdings, Inc., 1.900%, 06/15/2028	254,873	0.1
271,000	NextEra Energy Capital Holdings, Inc., 4.625%, 07/15/2027	270,688	0.1
165,000	NextEra Energy Capital Holdings, Inc., 4.900%, 02/28/2028	166,650	0.0
462,000	NiSource, Inc., 0.950%, 08/15/2025	432,196	0.1
328,000 (1)	NRG Energy, Inc., 3.750%, 06/15/2024	324,295	0.1
389,000 (2)	ONE Gas, Inc., 5.100%, 04/01/2029	396,947	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
699,787	PG&E Wildfire Recovery Funding LLC A-1, 3.594%, 06/01/2032	$674,074	0.2
485,000	Public Service Electric and Gas Co. I, I, 3.750%, 03/15/2024	482,988	0.1
335,000	Public Service Enterprise Group, Inc., 0.800%, 08/15/2025	313,222	0.1
134,000	Public Service Enterprise Group, Inc., 5.850%, 11/15/2027	139,583	0.0
155,000	Sempra Energy, 5.400%, 08/01/2026	157,111	0.0
646,000	Southern Co. 21-A, 0.600%, 02/26/2024	640,904	0.2
384,000	Southern Co. Gas Capital Corp., 3.250%, 06/15/2026	369,700	0.1
272,000 (1)	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/2025	266,608	0.1
8,000	WEC Energy Group, Inc., 2.200%, 12/15/2028	7,123	0.0
535,000	WEC Energy Group, Inc., 4.750%, 01/09/2026	533,132	0.2
43,000	WEC Energy Group, Inc., 5.000%, 09/27/2025	42,931	0.0
61,000	WEC Energy Group, Inc., 5.150%, 10/01/2027	61,929	0.0
		14,035,324	4.1

	Total Corporate Bonds/ Notes (Cost $121,890,519)	120,200,075	35.0

U.S. TREASURY OBLIGATIONS: 28.4%
	United States Treasury Notes: 28.4%
13,195,000 (2)	0.125%, 01/15/2024	13,170,759	3.8
1,815,800	0.875%, 01/31/2024	1,809,374	0.5
189,400	1.250%, 11/30/2026	175,128	0.1
107,900	1.500%, 01/31/2027	100,172	0.0
128,900	1.500%, 11/30/2028	115,300	0.0
37,000,000	2.125%, 09/30/2024	36,242,523	10.6
71,100	3.750%, 12/31/2028	70,783	0.0
8,818,000	4.250%, 12/31/2025	8,816,967	2.6
34,687,200	4.250%, 12/15/2026	35,031,362	10.2
275,000	4.375%, 11/30/2030	282,842	0.1
802,000	4.625%, 03/15/2026	809,065	0.2
844,000	4.875%, 11/30/2025	852,803	0.3
		97,477,078	28.4

	Total U.S. Treasury Obligations (Cost $97,051,948)	97,477,078	28.4
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: 17.1%
	Automobile Asset-Backed Securities: 4.0%
333,443	AmeriCredit Automobile Receivables Trust 2020-1 C, 1.590%, 10/20/2025	$330,901	0.1
550,000	AmeriCredit Automobile Receivables Trust 2021-3 B, 1.170%, 08/18/2027	521,404	0.2
300,000	CarMax Auto Owner Trust 2021-2 B, 1.030%, 12/15/2026	281,549	0.1
750,000	CarMax Auto Owner Trust 2022-1 B, 1.950%, 09/15/2027	701,068	0.2
712,227	Carvana Auto Receivables Trust 2022-P1 A3, 3.350%, 02/10/2027	699,964	0.2
1,050,000 (1)	Chase Auto Owner Trust 2023-AA A3, 5.680%, 01/25/2029	1,071,324	0.3
750,000	Ford Credit Auto Owner Trust 2022-A B, 1.910%, 07/15/2027	705,622	0.2
500,000	GM Financial Automobile Leasing Trust 2022-3 A4, 4.110%, 08/20/2026	494,762	0.1
450,000	GM Financial Automobile Leasing Trust 2023-1 A4, 5.160%, 01/20/2027	449,935	0.1
600,000	GM Financial Consumer Automobile Receivables Trust 2022-4 B, 5.500%, 08/16/2028	605,094	0.2
900,000	GM Financial Consumer Automobile Receivables Trust 2023-1 A3, 4.660%, 02/16/2028	897,282	0.3
900,000 (1)	Hyundai Auto Lease Securitization Trust 2023-A A4, 4.940%, 11/16/2026	897,420	0.3
850,000	Hyundai Auto Receivables Trust 2021-C B, 1.490%, 12/15/2027	789,922	0.2
145,863 (1)	JPMorgan Chase Bank NA - CACLN 2021-3 B, 0.760%, 02/26/2029	140,772	0.0
215,520 (1)	Oscar US Funding XIII LLC 2021-2A A3, 0.860%, 09/10/2025	212,768	0.1
950,000 (1)	Porsche Financial Auto Securitization Trust 2023-1A A4, 4.720%, 06/23/2031	948,652	0.3

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Automobile Asset-Backed Securities: (continued)
20,039	Santander Drive Auto Receivables Trust 2020-1 C, 4.110%, 12/15/2025	$20,020	0.0
800,000	Toyota Auto Receivables Owner Trust 2023-A A4, 4.420%, 08/15/2028	793,353	0.2
1,150,000 (1)	Westlake Automobile Receivables Trust 2022-3A A3, 5.490%, 07/15/2026	1,147,500	0.3
900,000 (1)	Westlake Automobile Receivables Trust 2023-2A A3, 5.800%, 02/16/2027	903,079	0.3
1,000,000 (1)	Westlake Automobile Receivables Trust 2023-3A B, 5.920%, 09/15/2028	1,005,385	0.3
		13,617,776	4.0

	Credit Card Asset-Backed Securities: 0.8%
1,500,000	American Express Credit Account Master Trust 2022-3 A, 3.750%, 08/15/2027	1,475,200	0.4
1,350,000 (1)	CARDS II Trust 2021-1A A, 0.602%, 04/15/2027	1,330,226	0.4
		2,805,426	0.8

	Other Asset-Backed Securities: 11.1%
800,000 (1)(3)	AGL CLO 13 Ltd. 2021-13A A1, 6.837%, (TSFR3M + 1.422%), 10/20/2034	800,921	0.2
100,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL3 C, 7.326%, (TSFR1M + 1.964%), 08/15/2034	95,978	0.0
750,000 (1)(3)	Arbor Realty Commercial Real Estate Notes Ltd. 2021-FL4 D, 8.376%, (TSFR1M + 3.014%), 11/15/2036	721,093	0.2
700,000 (1)(3)	ARES XLVI CLO Ltd. 2017-46A A2, 6.885%, (TSFR3M + 1.492%), 01/15/2030	697,414	0.2
250,000 (1)(3)	Barings CLO Ltd. 2017-1A A2, 7.007%, (TSFR3M + 1.612%), 07/18/2029	249,436	0.1
1,000,000 (1)(3)	Benefit Street Partners CLO XIX Ltd. 2019-19A A, 7.005%, (TSFR3M + 1.612%), 01/15/2033	1,001,261	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
500,000 (1)(3)	BlueMountain CLO XXXI Ltd. 2021-31A A2, 7.058%, (TSFR3M + 1.662%), 04/19/2034	$500,215	0.1
217,291 (1)(3)	Carbone Clo Ltd. 2017-1A A1, 6.817%, (TSFR3M + 1.402%), 01/20/2031	217,573	0.1
800,000 (1)(3)	Carlyle US Clo Ltd. 2017-2A AJR, 7.077%, (TSFR3M + 1.662%), 07/20/2031	797,340	0.2
850,000 (1)(3)	Carlyle US CLO Ltd. 2020-2A A1R, 6.780%, (TSFR3M + 1.402%), 01/25/2035	851,011	0.2
1,550,000 (1)(3)	CARLYLE US CLO Ltd. 2021-4A A2, 7.077%, (TSFR3M + 1.662%), 04/20/2034	1,541,063	0.5
1,000,000 (1)(3)	Cedar Funding IV CLO Ltd. 2014-4A ARR, 6.834%, (TSFR3M + 1.422%), 07/23/2034	999,110	0.3
600,000 (1)(3)	CIFC Funding Ltd. 2018-4A A1, 6.814%, (TSFR3M + 1.412%), 10/17/2031	600,775	0.2
357,646 (1)(3)	Clear Creek CLO 2015-1A AR, 6.877%, (TSFR3M + 1.462%), 10/20/2030	358,112	0.1
418,166	CNH Equipment Trust 2021-C A3, 0.810%, 12/15/2026	402,271	0.1
148,649 (1)(3)	Deer Creek Clo Ltd. 2017-1A A, 6.857%, (TSFR3M + 1.442%), 10/20/2030	148,840	0.0
500,925 (1)	DLLAD LLC 2023-1A A2, 5.190%, 04/20/2026	499,378	0.1
422,143 (1)(3)	Dryden XXVIII Senior Loan Fund 2013- 28A A1LR, 6.852%, (TSFR3M + 1.462%), 08/15/2030	422,877	0.1
300,000 (1)(3)	Eaton Vance Clo Ltd. 2015-1A A2R, 6.927%, (TSFR3M + 1.512%), 01/20/2030	296,955	0.1
225,853 (1)(3)	Elevation CLO Ltd. 2014-2A A1R, 6.885%, (TSFR3M + 1.492%), 10/15/2029	225,904	0.1
2,000,000 (1)(3)	FS RIALTO 2021-FL2 E, 8.923%, (TSFR1M + 3.564%), 05/16/2038	1,881,694	0.6

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,360,000 (1)(3)	HGI CRE CLO Ltd. 2021-FL1 B, 7.073%, (TSFR1M + 1.714%), 06/16/2036	$1,309,599	0.4
2,100,000 (1)(3)	HGI CRE CLO Ltd. 2021-FL1 D, 7.823%, (TSFR1M + 2.464%), 06/16/2036	1,965,910	0.6
250,000 (1)(3)	HGI CRE CLO Ltd. 2022-FL3 A, 7.038%, (SOFR30A + 1.700%), 04/20/2037	250,438	0.1
312,121 (1)	JGWPT XXXIII LLC 2014-3A A, 3.500%, 06/15/2077	267,499	0.1
950,000	John Deere Owner Trust 2022-B A4, 3.800%, 05/15/2029	926,152	0.3
1,150,000	John Deere Owner Trust 2022-C A4, 5.200%, 09/17/2029	1,157,821	0.3
400,000	John Deere Owner Trust 2022 2022-A A4, 2.490%, 01/16/2029	383,250	0.1
1,050,000 (1)	Kubota Credit Owner Trust 2023-1A A3, 5.020%, 06/15/2027	1,055,790	0.3
600,000 (1)(3)	LCM 26 Ltd. 26A A2, 6.927%, (TSFR3M + 1.512%), 01/20/2031	593,308	0.2
500,000 (1)(3)	Magnetite XXVI Ltd. 2020-26A A2R, 7.040%, (TSFR3M + 1.662%), 07/25/2034	496,608	0.1
720,000 (1)(3)	Marble Point CLO XIV Ltd. 2018-2A A1R, 6.957%, (TSFR3M + 1.542%), 01/20/2032	720,509	0.2
1,100,000 (1)(3)	Octagon Investment Partners 32 Ltd. 2017- 1A A2R, 6.855%, (TSFR3M + 1.462%), 07/15/2029	1,091,971	0.3
1,000,000 (1)(3)	Octagon Investment Partners 48 Ltd. 2020-3A AR, 6.827%, (TSFR3M + 1.412%), 10/20/2034	1,001,211	0.3
400,000 (1)(3)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 7.008%, (TSFR3M + 1.612%), 07/19/2030	393,668	0.1
2,000,000 (1)(3)	OHA Credit Partners XVI 2021-16A A, 6.807%, (TSFR3M + 1.412%), 10/18/2034	2,003,406	0.6
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities: (continued)
1,600,000 (1)(3)	OHA Loan Funding Ltd. 2015-1A AR3, 6.808%, (TSFR3M + 1.412%), 01/19/2037	$1,601,963	0.5
650,769 (1)(3)	Palmer Square CLO Ltd. 2015-2A A1R2, 6.777%, (TSFR3M + 1.362%), 07/20/2030	651,584	0.2
600,000 (1)	PFS Financing Corp. 2021-B A, 0.770%, 08/15/2026	581,448	0.2
650,000 (1)	PFS Financing Corp. 2022-D A, 4.270%, 08/15/2027	638,920	0.2
600,000 (1)	PFS Financing Corp. 2023-C A, 5.520%, 10/15/2028	607,461	0.2
1,300,000 (1)(3)	Rad CLO 6 Ltd. 2019-6A A1, 7.057%, (TSFR3M + 1.642%), 01/20/2033	1,301,691	0.4
1,000,000 (1)(3)	Rad CLO 7 Ltd. 2020-7A A1, 6.864%, (TSFR3M + 1.462%), 04/17/2033	1,000,726	0.3
800,000 (1)(3)	Sound Point CLO XXIII 2019-2A AR, 6.825%, (TSFR3M + 1.432%), 07/15/2034	796,431	0.2
850,000 (1)(3)	THL Credit Wind River Clo Ltd. 2018-2A A2, 7.105%, (TSFR3M + 1.712%), 07/15/2030	836,567	0.2
1,850,000 (1)(3)	THL Credit Wind River CLO Ltd. 2019-1A AR, 6.837%, (TSFR3M + 1.422%), 07/20/2034	1,843,799	0.5
650,000 (1)	Trafigura Securitisation Finance PLC 2021-1A A2, 1.080%, 01/15/2025	627,914	0.2
250,000 (1)(3)	Venture 34 CLO Ltd. 2018-34A A, 6.885%, (TSFR3M + 1.492%), 10/15/2031	250,303	0.1
500,000 (1)(3)	Wellman Park CLO Ltd. 2021-1A A, 6.755%, (TSFR3M + 1.362%), 07/15/2034	499,940	0.1
		38,165,108	11.1

	Student Loan Asset-Backed Securities: 1.2%
280,415 (1)	Navient Private Education Refi Loan Trust 2019-FA A2, 2.600%, 08/15/2068	261,279	0.1
310,613 (1)	Navient Private Education Refi Loan Trust 2020-GA A, 1.170%, 09/16/2069	278,203	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
150,251 (1)	Navient Private Education Refi Loan Trust 2021-A A, 0.840%, 05/15/2069	$132,492	0.0
237,481 (1)	Navient Private Education Refi Loan Trust 2021-FA A, 1.110%, 02/18/2070	202,494	0.1
1,046,645 (1)	Navient Private Education Refi Loan Trust 2022-BA A, 4.160%, 10/15/2070	1,000,912	0.3
1,481,157 (1)	Navient Private Education Refi Loan Trust 2023-A A, 5.510%, 10/15/2071	1,481,697	0.4
278,694 (1)	Sofi Professional Loan Program LLC 2018-A A2B, 2.950%, 02/25/2042	271,445	0.1
324,804 (1)	SoFi Professional Loan Program Trust 2021-B AFX, 1.140%, 02/15/2047	273,565	0.1
		3,902,087	1.2

	Total Asset-Backed Securities (Cost $59,389,060)	58,490,397	17.1

COLLATERALIZED MORTGAGE OBLIGATIONS: 7.8%
771,000 (3)	Fannie Mae REMIC Trust 2006-43 FJ, 5.862%, (SOFR30A + 0.524%), 06/25/2036	765,166	0.2
317,475 (3)	Fannie Mae REMIC Trust 2007-14 PF, 5.642%, (SOFR30A + 0.304%), 03/25/2037	310,712	0.1
966,937 (3)	Fannie Mae REMIC Trust 2007-75 AF, 5.722%, (SOFR30A + 0.384%), 08/25/2037	953,766	0.3
190,160 (3)	Fannie Mae REMIC Trust 2010-123 FL, 5.882%, (SOFR30A + 0.544%), 11/25/2040	188,137	0.1
490,584 (3)	Fannie Mae REMIC Trust 2010-136 FG, 5.952%, (SOFR30A + 0.614%), 12/25/2030	491,888	0.1
869,960 (3)	Fannie Mae REMIC Trust 2011-51 FM, 6.102%, (SOFR30A + 0.764%), 06/25/2041	860,331	0.3
281,656 (3)	Fannie Mae REMIC Trust 2011-68 F, 5.722%, (SOFR30A + 0.384%), 07/25/2031	281,451	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
70,600 (3)	Fannie Mae REMIC Trust 2011-96 FN, 5.952%, (SOFR30A + 0.614%), 10/25/2041	$69,949	0.0
310,456 (3)	Fannie Mae REMIC Trust 2013-34 PF, 5.802%, (SOFR30A + 0.464%), 08/25/2042	308,372	0.1
14,333 (1)(3)	Flagstar Mortgage Trust 2017-2 A3, 3.500%, 10/25/2047	12,966	0.0
247,431 (1)(3)	Flagstar Mortgage Trust 2020-2 A2, 3.000%, 08/25/2050	210,577	0.1
1,840,008 (3)	Freddie Mac REMIC Trust 3119 PF, 5.753%, (SOFR30A + 0.414%), 02/15/2036	1,823,981	0.5
407,356 (3)	Freddie Mac REMIC Trust 3626 FA, 6.103%, (SOFR30A + 0.764%), 05/15/2036	407,096	0.1
254,549 (3)	Freddie Mac REMIC Trust 4508 CF, 5.853%, (SOFR30A + 0.514%), 09/15/2045	250,505	0.1
309,217 (3)	Freddie Mac REMIC Trust 4879 DF, 5.853%, (SOFR30A + 0.514%), 08/15/2034	305,824	0.1
2,841,431 (3)	Freddie Mac Strips 406 F43, 6.137%, (SOFR30A + 0.800%), 10/25/2053	2,839,862	0.8
2,390,735 (3)	Freddie Mac Strips 406 F44, 6.337%, (SOFR30A + 1.000%), 10/25/2053	2,401,694	0.7
724,771 (3)	Ginnie Mae 2012-H11 FA, 6.137%, (TSFR1M + 0.814%), 02/20/2062	723,604	0.2
252,140 (3)	Ginnie Mae 2014-H05 FB, 6.037%, (TSFR1M + 0.714%), 12/20/2063	251,686	0.1
1,618,227 (3)	Ginnie Mae 2015-H30 FE, 6.037%, (TSFR1M + 0.714%), 11/20/2065	1,613,273	0.5
1,599,360 (3)	Ginnie Mae 2016-H06 FD, 6.357%, (TSFR1M + 1.034%), 07/20/2065	1,595,154	0.5
704,860 (3)	Ginnie Mae 2016-H07 FK, 6.437%, (TSFR1M + 1.114%), 03/20/2066	702,615	0.2
1,404,910 (3)	Ginnie Mae 2016-H16 FE, 6.105%, (TSFR12M + 1.095%), 06/20/2066	1,403,177	0.4
343,668 (3)	Ginnie Mae 2017-H09 FG, 5.907%, (TSFR1M + 0.584%), 03/20/2067	341,933	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,969,938 (3)	Ginnie Mae 2019-H02 FA, 5.887%, (TSFR1M + 0.564%), 01/20/2069	$1,955,738	0.6
706,995 (3)	Ginnie Mae 2020-H09 NF, 6.687%, (TSFR1M + 1.364%), 04/20/2070	713,662	0.2
1,274,539	Ginnie Mae 2023- 86 DA, 5.500%, 08/20/2050	1,298,046	0.4
12,539 (1)(3)	GS Mortgage-Backed Securities Corp. Trust 2019-PJ3 A1, 3.500%, 03/25/2050	11,453	0.0
172,619 (1)(3)	JP Morgan Mortgage Trust 2019-INV3 A3, 3.500%, 05/25/2050	152,876	0.0
297,683 (1)(3)	Morgan Stanley Residential Mortgage Loan Trust 2021-2 A9, 2.500%, 05/25/2051	238,890	0.1
1,804,948 (1)(3)	OBX Trust 2023-J1 A3, 4.500%, 01/25/2053	1,723,254	0.5
537,344 (1)(3)	RATE Mortgage Trust 2021-HB1 A31, 2.500%, 12/25/2051	431,218	0.1
744,055	Seasoned Credit Risk Transfer Trust Series 2018-2 MA, 3.500%, 11/25/2057	706,948	0.2
164,319 (1)(3)	Sequoia Mortgage Trust 2014-4 B3, 3.907%, 11/25/2044	154,227	0.0
42,274 (1)(3)	Sequoia Mortgage Trust 2018-CH1 A19, 4.000%, 03/25/2048	38,776	0.0
79,495 (3)	WaMu Mortgage Pass- Through Certificates Series Trust 2004-AR4 A6, 5.053%, 06/25/2034	74,912	0.0
177,220 (1)(3)	Wells Fargo Mortgage Backed Securities Trust 2020-1 A17, 3.000%, 12/25/2049	148,854	0.0
	Total Collateralized Mortgage Obligations (Cost $27,011,099)	26,762,573	7.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 7.1%
2,000,000 (1)(3)	BHMS 2018-ATLS D, 7.909%, (TSFR1M + 2.547%), 07/15/2035	1,921,636	0.6
800,000 (1)(3)	BX Trust 2021-ARIA C, 7.122%, (TSFR1M + 1.760%), 10/15/2036	774,358	0.2
380,880 (1)(3)	BX Trust 2022-PSB A, 7.813%, (TSFR1M + 2.451%), 08/15/2039	382,363	0.1
1,500,000 (1)(3)	BXMT Ltd. 2021-FL4 D, 7.726%, (TSFR1M + 2.364%), 05/15/2038	1,268,789	0.4
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,800,000 (1)(3)	BXSC Commercial Mortgage Trust 2022- WSS B, 7.454%, (TSFR1M + 2.092%), 03/15/2035	$1,782,801	0.5
340,000 (1)(3)	BXSC Commercial Mortgage Trust 2022- WSS C, 7.753%, (TSFR1M + 2.391%), 03/15/2035	335,979	0.1
2,520,000 (1)(3)	CSWF 2021-SOP2 D, 7.793%, (TSFR1M + 2.431%), 06/15/2034	1,842,591	0.5
466,720 (1)(3)	Extended Stay America Trust 2021-ESH B, 6.856%, (TSFR1M + 1.494%), 07/15/2038	459,968	0.1
1,213,472 (1)(3)	Extended Stay America Trust 2021-ESH C, 7.176%, (TSFR1M + 1.814%), 07/15/2038	1,195,372	0.4
10,389	Ginnie Mae 2015- 183 AC, 2.350%, 07/16/2056	10,279	0.0
189	Ginnie Mae 2016- 110 AB, 2.000%, 05/16/2049	188	0.0
31,368	Ginnie Mae 2017-51 AB, 2.350%, 04/16/2057	30,695	0.0
1,502	Ginnie Mae 2017-69 AB, 2.350%, 05/16/2053	1,496	0.0
9,534	Ginnie Mae 2017-70 A, 2.500%, 10/16/2057	9,417	0.0
50,142	Ginnie Mae 2017-86 AB, 2.300%, 11/16/2051	48,762	0.0
45,411	Ginnie Mae 2017-89 A, 2.500%, 08/16/2057	44,553	0.0
1,300,000 (1)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2021- NYAH B, 6.566%, (TSFR1M + 1.204%), 06/15/2038	1,195,487	0.4
751,701 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 4.689%, 11/15/2045	630,598	0.2
1,630,000 (3)	JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.732%, 01/15/2047	1,468,009	0.4
900,000 (1)(3)	JPMBB Commercial Mortgage Securities Trust 2014-C19 D, 4.671%, 04/15/2047	835,146	0.3
995,224 (1)(3)	Med Trust 2021-MDLN A, 6.426%, (TSFR1M + 1.064%), 11/15/2038	977,016	0.3
271,620	Morgan Stanley Capital I Trust 2017-H1 A2, 3.089%, 06/15/2050	267,577	0.1

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
500,000 (1)(3)	PFP Ltd. 2021-8 E, 7.976%, (TSFR1M + 2.614%), 08/09/2037	$470,002	0.1
700,000 (1)	THPT Mortgage Trust 2023-THL A, 6.994%, 12/10/2034	712,587	0.2
4,000,000 (1)(3)	VMC Finance LLC 2021-FL4 C, 7.723%, (TSFR1M + 2.364%), 06/16/2036	3,559,985	1.0
5,720,000 (3)	WFRBS Commercial Mortgage Trust 2013- C14 C, 3.836%, 06/15/2046	3,901,040	1.1
250,000 (1)(3)	WMRK Commercial Mortgage Trust 2022- WMRK A, 8.151%, (TSFR1M + 2.789%), 11/15/2027	250,585	0.1

	Total Commercial Mortgage-Backed Securities (Cost $28,230,218)	24,377,279	7.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 0.0%
	Uniform Mortgage-Backed Securities: 0.0%
7,653	6.500%, 10/01/2032	7,983	0.0
5,877	7.000%, 10/01/2032	6,067	0.0
		14,050	0.0

	Total U.S. Government Agency Obligations (Cost $13,783)	14,050	0.0
	Total Long-Term Investments (Cost $333,586,627)	327,321,452	95.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 11.3%
	Repurchase Agreements: 4.9%
4,044,316 (4)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $4,046,687, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $4,125,202, due 08/15/27-10/20/53)	4,044,316	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
744,561 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $744,998, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $759,453, due 01/25/24-11/15/51)	$744,561	0.2
4,044,316 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $4,046,683, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $4,125,202, due 12/01/29-12/01/53)	4,044,316	1.1
4,044,316 (4)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $4,046,683, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $4,126,054, due 03/08/27-01/01/59)	4,044,316	1.2
4,044,316 (4)	TD Securities (USA) LLC, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $4,046,687, collateralized by various U.S. Government Agency Obligations, 2.500%-7.000%, Market Value plus accrued interest $4,125,202, due 07/01/37-01/01/54)	4,044,316	1.2
	Total Repurchase Agreements (Cost $16,921,825)	16,921,825	4.9

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
	Mutual Funds: 6.4%
21,873,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $21,873,000)	$21,873,000	6.4

	Total Short-Term Investments (Cost $38,794,825)	$38,794,825	11.3
	Total Investments in Securities (Cost $372,381,452)	$366,116,277	106.7
	Liabilities in Excess of Other Assets	(22,881,904)	(6.7)
	Net Assets	$343,234,373	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

SOFR30A	30-day Secured Overnight Financing Rate
SOFRRATE	1-day Secured Overnight Financing Rate
TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$120,200,075	$—	$120,200,075
U.S. Treasury Obligations	—	97,477,078	—	97,477,078
Asset-Backed Securities	—	58,490,397	—	58,490,397
Collateralized Mortgage Obligations	—	26,762,573	—	26,762,573
Commercial Mortgage-Backed Securities	—	24,377,279	—	24,377,279
U.S. Government Agency Obligations	—	14,050	—	14,050
Short-Term Investments	21,873,000	16,921,825	—	38,794,825
Total Investments, at fair value	$21,873,000	$344,243,277	$—	$366,116,277
Other Financial Instruments+
Futures	1,423,976	—	—	1,423,976
Total Assets	$23,296,976	$344,243,277	$—	$367,540,253
Liabilities Table
Other Financial Instruments+
Futures	$(361,437)	$—	$—	$(361,437)
Total Liabilities	$(361,437)	$—	$—	$(361,437)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya Limited Maturity Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
U.S. Treasury 2-Year Note	690	03/28/24	$142,080,703	$1,423,976
			$142,080,703	$1,423,976
Short Contracts:
U.S. Treasury 5-Year Note	(143)	03/28/24	(15,554,602)	(168,970)
U.S. Treasury 10-Year Note	(9)	03/19/24	(1,016,016)	(32,973)
U.S. Treasury Long Bond	(7)	03/19/24	(874,562)	(70,271)
U.S. Treasury Ultra 10-Year Note	(11)	03/19/24	(1,298,172)	(63,359)
U.S. Treasury Ultra Long Bond	(2)	03/19/24	(267,187)	(25,864)
			$(19,010,539)	$(361,437)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$1,423,976
Total Asset Derivatives		$1,423,976

Liability Derivatives
Interest rate contracts	Variation margin payable on futures contracts*	$361,437
Total Liability Derivatives		$361,437

See Accompanying Notes to Financial Statements

Voya Limited Maturity Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$(55,336)	$(55,336)
Interest rate contracts	(2,786,715)	—	(2,786,715)
Total	$(2,786,715)	$(55,336)	$(2,842,051)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit contracts	$—	$18,908	$18,908
Interest rate contracts	930,220	—	930,220
Total	$930,220	$18,908	$949,128

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $373,932,121.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,532,218
Gross Unrealized Depreciation	(8,285,523)
Net Unrealized Depreciation	$(6,753,305)

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.4%
	Communication Services: 8.4%
620,068 (1)	Alphabet, Inc. - Class A	$86,617,299	2.0
521,866 (1)	Alphabet, Inc. - Class C	73,546,575	1.7
749,154	AT&T, Inc.	12,570,804	0.3
10,539 (1)	Charter Communications, Inc. - Class A	4,096,299	0.1
420,744	Comcast Corp. - Class A	18,449,624	0.5
25,645	Electronic Arts, Inc.	3,508,492	0.1
25,904	Fox Corp. - Class A	768,572	0.0
13,836	Fox Corp. - Class B	382,565	0.0
40,130	Interpublic Group of Cos., Inc.	1,309,843	0.0
14,869 (1)	Live Nation Entertainment, Inc.	1,391,738	0.0
28,480 (1)	Match Group, Inc.	1,039,520	0.0
232,563 (1)	Meta Platforms, Inc. - Class A	82,318,000	1.9
45,859 (1)	Netflix, Inc.	22,327,830	0.5
39,952	News Corp. - Class A	980,822	0.0
12,114	News Corp. - Class B	311,572	0.0
20,720	Omnicom Group, Inc.	1,792,487	0.1
50,573	Paramount Global - Class B	747,975	0.0
16,564 (1)	Take-Two Interactive Software, Inc.	2,665,976	0.1
53,315	T-Mobile US, Inc.	8,547,994	0.2
440,491	Verizon Communications, Inc.	16,606,511	0.4
191,718	Walt Disney Co.	17,310,218	0.4
232,616 (1)	Warner Bros Discovery, Inc.	2,647,170	0.1
		359,937,886	8.4

	Consumer Discretionary: 11.0%
45,551 (1)	Airbnb, Inc. - Class A	6,201,313	0.1
952,832 (1)	Amazon.com, Inc.	144,773,294	3.4
29,661 (1)	Aptiv PLC	2,661,185	0.1
1,848 (1)	AutoZone, Inc.	4,778,207	0.1
23,824	Bath & Body Works, Inc.	1,028,244	0.0
20,368	Best Buy Co., Inc.	1,594,407	0.0
3,656 (1)	Booking Holdings, Inc.	12,968,636	0.3
24,652	BorgWarner, Inc.	883,774	0.0
22,579 (1)	Caesars Entertainment, Inc.	1,058,504	0.0
16,592 (1)	CarMax, Inc.	1,273,270	0.0
105,645 (1)	Carnival Corp.	1,958,658	0.1
2,876 (1)	Chipotle Mexican Grill, Inc.	6,577,297	0.2
12,606	Darden Restaurants, Inc.	2,071,166	0.1
23,003	Dollar General Corp.	3,127,258	0.1
21,899 (1)	Dollar Tree, Inc.	3,110,753	0.1
3,655	Domino's Pizza, Inc.	1,506,701	0.0
31,576	DR Horton, Inc.	4,798,920	0.1
54,379	eBay, Inc.	2,372,012	0.1
12,547 (1)	Etsy, Inc.	1,016,934	0.0
13,969 (1)	Expedia Group, Inc.	2,120,355	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
412,305	Ford Motor Co.	$5,025,998	0.1
16,063	Garmin Ltd.	2,064,738	0.1
143,489	General Motors Co.	5,154,125	0.1
14,729	Genuine Parts Co.	2,039,967	0.1
13,677	Hasbro, Inc.	698,348	0.0
26,869	Hilton Worldwide Holdings, Inc.	4,892,576	0.1
104,783	Home Depot, Inc.	36,312,549	0.9
38,715	Las Vegas Sands Corp.	1,905,165	0.0
26,210	Lennar Corp. - Class A	3,906,338	0.1
28,060	LKQ Corp.	1,340,987	0.0
60,468	Lowe's Cos., Inc.	13,457,153	0.3
12,065 (1)	Lululemon Athletica, Inc.	6,168,714	0.1
25,848	Marriott International, Inc. - Class A	5,828,982	0.1
75,999	McDonald's Corp.	22,534,463	0.5
28,632	MGM Resorts International	1,279,278	0.0
5,543 (1)	Mohawk Industries, Inc.	573,701	0.0
128,248	NIKE, Inc. - Class B	13,923,885	0.3
44,617 (1)	Norwegian Cruise Line Holdings Ltd.	894,125	0.0
333 (1)	NVR, Inc.	2,331,150	0.1
6,199 (1)	O'Reilly Automotive, Inc.	5,889,546	0.1
4,053	Pool Corp.	1,615,972	0.0
22,589	PulteGroup, Inc.	2,331,637	0.1
4,165	Ralph Lauren Corp.	600,593	0.0
35,481	Ross Stores, Inc.	4,910,216	0.1
24,717 (1)	Royal Caribbean Cruises Ltd.	3,200,604	0.1
119,718	Starbucks Corp.	11,494,125	0.3
24,013	Tapestry, Inc.	883,919	0.0
48,406	Target Corp.	6,893,983	0.2
289,776 (1)	Tesla, Inc.	72,003,540	1.7
119,873	TJX Cos., Inc.	11,245,286	0.3
11,328	Tractor Supply Co.	2,435,860	0.1
5,158 (1)	Ulta Beauty, Inc.	2,527,368	0.1
34,665	VF Corp.	651,702	0.0
5,749	Whirlpool Corp.	700,056	0.0
10,059	Wynn Resorts Ltd.	916,475	0.0
29,387	Yum! Brands, Inc.	3,839,705	0.1
		468,353,717	11.0

	Consumer Staples: 5.8%
185,313	Altria Group, Inc.	7,475,526	0.2
55,886	Archer-Daniels- Midland Co.	4,036,087	0.1
19,189	Brown-Forman Corp. - Class B	1,095,692	0.0
15,223	Bunge Global SA	1,536,762	0.0
20,633	Campbell Soup Co.	891,965	0.0
25,804	Church & Dwight Co., Inc.	2,440,026	0.1
12,986	Clorox Co.	1,851,674	0.0
407,693	Coca-Cola Co.	24,025,348	0.6
86,270	Colgate-Palmolive Co.	6,876,582	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
50,117	Conagra Brands, Inc.	$1,436,353	0.0
16,917	Constellation Brands, Inc. - Class A	4,089,685	0.1
46,389	Costco Wholesale Corp.	30,620,451	0.7
24,318	Estee Lauder Cos., Inc. - Class A	3,556,507	0.1
60,904	General Mills, Inc.	3,967,287	0.1
15,716	Hershey Co.	2,930,091	0.1
30,364	Hormel Foods Corp.	974,988	0.0
11,127	J M Smucker Co.	1,406,230	0.0
27,646	Kellogg Co.	1,545,688	0.0
180,743	Kenvue, Inc.	3,891,397	0.1
105,507	Keurig Dr Pepper, Inc.	3,515,493	0.1
35,408	Kimberly-Clark Corp.	4,302,426	0.1
83,533	Kraft Heinz Co.	3,089,050	0.1
69,252	Kroger Co.	3,165,509	0.1
15,185	Lamb Weston Holdings, Inc.	1,641,347	0.0
26,334	McCormick & Co., Inc.	1,801,772	0.0
19,466	Molson Coors Beverage Co. - Class B	1,191,514	0.0
142,540	Mondelez International, Inc. - Class A	10,324,172	0.2
77,400 (1)	Monster Beverage Corp.	4,459,014	0.1
144,053	PepsiCo, Inc.	24,465,962	0.6
162,656	Philip Morris International, Inc.	15,302,676	0.4
246,946	Procter & Gamble Co.	36,187,467	0.9
52,829	Sysco Corp.	3,863,385	0.1
29,947	Tyson Foods, Inc. - Class A	1,609,651	0.0
75,144	Walgreens Boots Alliance, Inc.	1,962,010	0.1
149,467	Walmart, Inc.	23,563,473	0.6
		245,093,260	5.8

	Energy: 3.8%
32,225	APA Corp.	1,156,233	0.0
105,430	Baker Hughes Co.	3,603,597	0.1
183,946	Chevron Corp.	27,437,385	0.6
124,412	ConocoPhillips	14,440,501	0.3
78,812	Coterra Energy, Inc.	2,011,282	0.1
67,194	Devon Energy Corp.	3,043,888	0.1
18,754	Diamondback Energy, Inc.	2,908,370	0.1
61,065	EOG Resources, Inc.	7,385,812	0.2
43,098	EQT Corp.	1,666,169	0.0
419,701	Exxon Mobil Corp.	41,961,706	1.0
93,780	Halliburton Co.	3,390,147	0.1
28,982	Hess Corp.	4,178,045	0.1
202,618	Kinder Morgan, Inc.	3,574,181	0.1
61,320	Marathon Oil Corp.	1,481,491	0.0
39,783	Marathon Petroleum Corp.	5,902,206	0.1
69,182	Occidental Petroleum Corp.	4,130,857	0.1
61,087	ONEOK, Inc.	4,289,529	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
46,097	Phillips 66	$6,137,355	0.1
24,451	Pioneer Natural Resources Co.	5,498,541	0.1
149,048	Schlumberger NV	7,756,458	0.2
23,363	Targa Resources Corp.	2,029,544	0.1
35,671	Valero Energy Corp.	4,637,230	0.1
127,573	Williams Cos., Inc.	4,443,368	0.1
		163,063,895	3.8

	Financials: 10.6%
55,719	Aflac, Inc.	4,596,818	0.1
27,433	Allstate Corp.	3,840,071	0.1
60,321	American Express Co.	11,300,536	0.3
73,557	American International Group, Inc.	4,983,487	0.1
10,603	Ameriprise Financial, Inc.	4,027,338	0.1
20,978	Aon PLC - Class A	6,105,018	0.1
39,114 (1)	Arch Capital Group Ltd.	2,904,997	0.1
22,601	Arthur J Gallagher & Co.	5,082,513	0.1
5,510	Assurant, Inc.	928,380	0.0
721,381	Bank of America Corp.	24,288,898	0.6
80,581	Bank of New York Mellon Corp.	4,194,241	0.1
190,635 (1)	Berkshire Hathaway, Inc. - Class B	67,991,879	1.6
14,652	BlackRock, Inc.	11,894,494	0.3
74,435	Blackstone, Inc.	9,745,030	0.2
24,688	Brown & Brown, Inc.	1,755,564	0.0
39,904	Capital One Financial Corp.	5,232,213	0.1
11,066	Cboe Global Markets, Inc.	1,975,945	0.1
155,948	Charles Schwab Corp.	10,729,222	0.3
42,747	Chubb Ltd.	9,660,822	0.2
16,450	Cincinnati Financial Corp.	1,701,917	0.0
200,530	Citigroup, Inc.	10,315,263	0.2
48,849	Citizens Financial Group, Inc.	1,618,856	0.0
37,729	CME Group, Inc.	7,945,727	0.2
13,820	Comerica, Inc.	771,294	0.0
26,213	Discover Financial Services	2,946,341	0.1
4,552	Everest Re Group Ltd.	1,609,496	0.0
3,980	FactSet Research Systems, Inc.	1,898,659	0.0
62,135	Fidelity National Information Services, Inc.	3,732,449	0.1
71,409	Fifth Third Bancorp	2,462,896	0.1
62,885 (1)	Fiserv, Inc.	8,353,643	0.2
29,538	Franklin Resources, Inc.	879,937	0.0
27,267	Global Payments, Inc.	3,462,909	0.1
8,974	Globe Life, Inc.	1,092,315	0.0
34,169	Goldman Sachs Group, Inc.	13,181,375	0.3

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
31,514	Hartford Financial Services Group, Inc.	$2,533,095	0.1
151,847	Huntington Bancshares, Inc.	1,931,494	0.1
60,024	Intercontinental Exchange, Inc.	7,708,882	0.2
47,049	Invesco Ltd.	839,354	0.0
302,910	JPMorgan Chase & Co.	51,524,991	1.2
98,155	KeyCorp	1,413,432	0.0
19,181	Loews Corp.	1,334,806	0.0
17,398	M&T Bank Corp.	2,384,918	0.1
3,951	MarketAxess Holdings, Inc.	1,157,050	0.0
51,662	Marsh & McLennan Cos., Inc.	9,788,399	0.2
65,146	MetLife, Inc.	4,308,105	0.1
16,490	Moody's Corp.	6,440,334	0.2
132,418	Morgan Stanley	12,347,979	0.3
8,294	MSCI, Inc.	4,691,501	0.1
35,554	Nasdaq, Inc.	2,067,110	0.1
21,710	Northern Trust Corp.	1,831,890	0.0
41,767	PNC Financial Services Group, Inc.	6,467,620	0.2
22,982	Principal Financial Group, Inc.	1,807,994	0.0
61,299	Progressive Corp.	9,763,705	0.2
37,824	Prudential Financial, Inc.	3,922,727	0.1
19,712	Raymond James Financial, Inc.	2,197,888	0.1
97,449	Regions Financial Corp.	1,888,562	0.0
33,948	S&P Global, Inc.	14,954,773	0.4
32,332	State Street Corp.	2,504,437	0.1
43,357	Synchrony Financial	1,655,804	0.0
23,414	T Rowe Price Group, Inc.	2,521,454	0.1
23,931	Travelers Cos., Inc.	4,558,616	0.1
139,692	Truist Financial Corp.	5,157,429	0.1
163,287	US Bancorp	7,067,061	0.2
21,336	W. R. Berkley Corp.	1,508,882	0.0
380,511	Wells Fargo & Co.	18,728,751	0.4
10,819	Willis Towers Watson PLC	2,609,543	0.1
15,537	Zions Bancorp NA	681,608	0.0
		453,510,737	10.6

	Health Care: 12.4%
181,825	Abbott Laboratories	20,013,478	0.5
184,987	AbbVie, Inc.	28,667,435	0.7
30,656	Agilent Technologies, Inc.	4,262,104	0.1
7,465 (1)	Align Technology, Inc.	2,045,410	0.0
17,484	AmerisourceBergen Corp.	3,590,864	0.1
56,098	Amgen, Inc.	16,157,346	0.4
53,109	Baxter International, Inc.	2,053,194	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
30,425	Becton Dickinson and Co.	$7,418,528	0.2
15,188 (1)	Biogen, Inc.	3,930,199	0.1
2,190 (1)	Bio-Rad Laboratories, Inc. - Class A	707,129	0.0
16,511	Bio-Techne Corp.	1,273,989	0.0
153,416 (1)	Boston Scientific Corp.	8,868,979	0.2
213,195	Bristol-Myers Squibb Co.	10,939,035	0.3
25,824	Cardinal Health, Inc.	2,603,059	0.1
18,906 (1)	Catalent, Inc.	849,447	0.0
55,972 (1)	Centene Corp.	4,153,682	0.1
5,377 (1)	Charles River Laboratories International, Inc.	1,271,123	0.0
30,660	Cigna Group	9,181,137	0.2
5,192	Cooper Cos., Inc.	1,964,861	0.0
134,575	CVS Health Corp.	10,626,042	0.3
68,917	Danaher Corp.	15,943,259	0.4
5,648 (1)	DaVita, Inc.	591,684	0.0
22,204	DENTSPLY SIRONA, Inc.	790,240	0.0
40,483 (1)	Dexcom, Inc.	5,023,535	0.1
63,547 (1)	Edwards Lifesciences Corp.	4,845,459	0.1
24,618	Elevance Health, Inc.	11,608,864	0.3
83,551	Eli Lilly & Co.	48,703,549	1.1
41,023	GE HealthCare Technologies, Inc.	3,171,898	0.1
130,556	Gilead Sciences, Inc.	10,576,342	0.2
20,753	HCA Healthcare, Inc.	5,617,422	0.1
13,695 (1)	Henry Schein, Inc.	1,036,848	0.0
25,688 (1)	Hologic, Inc.	1,835,408	0.0
12,899	Humana, Inc.	5,905,291	0.1
8,706 (1)	IDEXX Laboratories, Inc.	4,832,265	0.1
16,602 (1)	Illumina, Inc.	2,311,662	0.1
19,506 (1)	Incyte Corp.	1,224,782	0.0
7,323 (1)	Insulet Corp.	1,588,945	0.0
36,849 (1)	Intuitive Surgical, Inc.	12,431,379	0.3
19,205 (1)	IQVIA Holdings, Inc.	4,443,653	0.1
252,226	Johnson & Johnson	39,533,903	0.9
8,896	Laboratory Corp. of America Holdings	2,021,972	0.0
13,942	McKesson Corp.	6,454,867	0.2
139,409	Medtronic PLC	11,484,513	0.3
265,506	Merck & Co., Inc.	28,945,464	0.7
2,272 (1)	Mettler-Toledo International, Inc.	2,755,845	0.1
34,726 (1)	Moderna, Inc.	3,453,501	0.1
6,114 (1)	Molina Healthcare, Inc.	2,209,049	0.1
591,612	Pfizer, Inc.	17,032,509	0.4
11,771	Quest Diagnostics, Inc.	1,622,985	0.0
11,195 (1)	Regeneron Pharmaceuticals, Inc.	9,832,457	0.2
15,409	ResMed, Inc.	2,650,656	0.1
12,930	Revvity, Inc.	1,413,378	0.0
10,346	STERIS PLC	2,274,568	0.1
35,448	Stryker Corp.	10,615,258	0.3

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,928	Teleflex, Inc.	$1,228,748	0.0
40,477	Thermo Fisher Scientific, Inc.	21,484,787	0.5
96,910	UnitedHealth Group, Inc.	51,020,208	1.2
6,392	Universal Health Services, Inc. - Class B	974,396	0.0
26,999 (1)	Vertex Pharmaceuticals, Inc.	10,985,623	0.3
125,801	Viatris, Inc.	1,362,425	0.0
6,198 (1)	Waters Corp.	2,040,568	0.0
7,746	West Pharmaceutical Services, Inc.	2,727,522	0.1
21,915	Zimmer Biomet Holdings, Inc.	2,667,056	0.1
48,104	Zoetis, Inc.	9,494,286	0.2
		529,346,070	12.4

	Industrials: 8.6%
57,890	3M Co.	6,328,535	0.2
12,869	A. O. Smith Corp.	1,060,920	0.0
9,206	Allegion PLC	1,166,308	0.0
68,522 (1)	American Airlines Group, Inc.	941,492	0.0
24,196	AMETEK, Inc.	3,989,678	0.1
43,095	Automatic Data Processing, Inc.	10,039,842	0.2
7,370 (1)	Axon Enterprise, Inc.	1,903,892	0.1
59,466 (1)	Boeing Co.	15,500,408	0.4
12,929 (1)	Builders FirstSource, Inc.	2,158,367	0.1
87,847	Carrier Global Corp.	5,046,810	0.1
53,451	Caterpillar, Inc.	15,803,857	0.4
16,320 (1)	Ceridian HCM Holding, Inc.	1,095,398	0.0
12,211	CH Robinson Worldwide, Inc.	1,054,908	0.0
9,070	Cintas Corp.	5,466,126	0.1
91,131 (1)	Copart, Inc.	4,465,419	0.1
42,825 (1)	CoStar Group, Inc.	3,742,477	0.1
207,052	CSX Corp.	7,178,493	0.2
14,855	Cummins, Inc.	3,558,812	0.1
28,063	Deere & Co.	11,221,552	0.3
67,479	Delta Air Lines, Inc.	2,714,680	0.1
14,669	Dover Corp.	2,256,239	0.1
41,845	Eaton Corp. PLC	10,077,113	0.2
59,733	Emerson Electric Co.	5,813,813	0.1
12,870	Equifax, Inc.	3,182,622	0.1
15,233	Expeditors International of Washington, Inc.	1,937,638	0.1
59,919	Fastenal Co.	3,880,954	0.1
24,235	FedEx Corp.	6,130,728	0.1
36,860	Fortive Corp.	2,714,002	0.1
6,437 (1)	Generac Holdings, Inc.	831,918	0.0
23,732	General Dynamics Corp.	6,162,488	0.2
114,037	General Electric Co.	14,554,542	0.3
69,074	Honeywell International, Inc.	14,485,509	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
41,069	Howmet Aerospace, Inc.	$2,222,654	0.1
5,625	Hubbell, Inc.	1,850,231	0.0
4,181	Huntington Ingalls Industries, Inc.	1,085,555	0.0
7,929	IDEX Corp.	1,721,465	0.0
28,688	Illinois Tool Works, Inc.	7,514,535	0.2
42,412	Ingersoll Rand, Inc.	3,280,144	0.1
13,206	Jacobs Solutions, Inc.	1,714,139	0.0
8,562	JB Hunt Transport Services, Inc.	1,710,174	0.0
71,349	Johnson Controls International PLC	4,112,556	0.1
19,835	L3Harris Technologies, Inc.	4,177,648	0.1
14,405	Leidos Holdings, Inc.	1,559,197	0.0
23,136	Lockheed Martin Corp.	10,486,161	0.3
23,589	Masco Corp.	1,579,991	0.0
5,678	Nordson Corp.	1,499,901	0.0
23,694	Norfolk Southern Corp.	5,600,788	0.1
14,852	Northrop Grumman Corp.	6,952,815	0.2
9,375	Old Dominion Freight Line, Inc.	3,799,969	0.1
42,881	Otis Worldwide Corp.	3,836,563	0.1
54,829	PACCAR, Inc.	5,354,052	0.1
13,455	Parker-Hannifin Corp.	6,198,719	0.2
17,316	Pentair PLC	1,259,046	0.0
15,228	Quanta Services, Inc.	3,286,202	0.1
150,658	Raytheon Technologies Corp.	12,676,364	0.3
21,428	Republic Services, Inc.	3,533,692	0.1
11,095	Robert Half International, Inc.	975,472	0.0
12,015	Rockwell Automation, Inc.	3,730,417	0.1
29,447	Rollins, Inc.	1,285,951	0.0
5,550	Snap-on, Inc.	1,603,062	0.0
62,467	Southwest Airlines Co.	1,804,047	0.0
16,070	Stanley Black & Decker, Inc.	1,576,467	0.0
20,537	Textron, Inc.	1,651,586	0.0
23,953	Trane Technologies PLC	5,842,137	0.1
5,787	TransDigm Group, Inc.	5,854,129	0.1
215,615 (1)	Uber Technologies, Inc.	13,275,416	0.3
63,871	Union Pacific Corp.	15,687,995	0.4
34,397 (1)	United Airlines Holdings, Inc.	1,419,220	0.0
75,780	United Parcel Service, Inc. - Class B	11,914,889	0.3
7,102	United Rentals, Inc.	4,072,429	0.1
22,972	Veralto Corp.	1,889,677	0.1
15,210	Verisk Analytics, Inc.	3,633,061	0.1
38,403	Waste Management, Inc.	6,877,977	0.2
18,786	Westinghouse Air Brake Technologies Corp.	2,383,943	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
4,628	WW Grainger, Inc.	$3,835,177	0.1
25,257	Xylem, Inc.	2,888,391	0.1
		365,679,544	8.6

	Information Technology: 30.7%
65,759	Accenture PLC - Class A	23,075,491	0.5
47,705 (1)	Adobe, Inc.	28,460,803	0.7
169,284 (1)	Advanced Micro Devices, Inc.	24,954,154	0.6
15,804 (1)	Akamai Technologies, Inc.	1,870,403	0.0
62,553	Amphenol Corp. - Class A	6,200,879	0.2
52,212	Analog Devices, Inc.	10,367,215	0.2
9,102 (1)	ANSYS, Inc.	3,302,934	0.1
1,531,790	Apple, Inc.	294,915,529	6.9
87,649	Applied Materials, Inc.	14,205,273	0.3
26,299 (1)	Arista Networks, Inc.	6,193,677	0.2
22,415 (1)	Autodesk, Inc.	5,457,604	0.1
45,991	Broadcom, Inc.	51,337,454	1.2
12,327	Broadridge Financial Solutions, Inc.	2,536,280	0.1
28,504 (1)	Cadence Design Systems, Inc.	7,763,634	0.2
14,058	CDW Corp.	3,195,665	0.1
424,402	Cisco Systems, Inc.	21,440,789	0.5
52,536	Cognizant Technology Solutions Corp. - Class A	3,968,044	0.1
80,511	Corning, Inc.	2,451,560	0.1
14,300 (1)	Enphase Energy, Inc.	1,889,602	0.0
6,046 (1)	EPAM Systems, Inc.	1,797,718	0.0
6,220 (1)	F5, Inc.	1,113,256	0.0
2,589 (1)	Fair Isaac Corp.	3,013,622	0.1
11,204 (1)	First Solar, Inc.	1,930,225	0.1
7,565 (1)	FleetCor Technologies, Inc.	2,137,945	0.1
66,781 (1)	Fortinet, Inc.	3,908,692	0.1
8,167 (1)	Gartner, Inc.	3,684,215	0.1
59,014	Gen Digital, Inc.	1,346,699	0.0
134,414	Hewlett Packard Enterprise Co.	2,282,350	0.1
90,994	HP, Inc.	2,738,009	0.1
441,738	Intel Corp.	22,197,334	0.5
95,542	International Business Machines Corp.	15,625,894	0.4
29,371	Intuit, Inc.	18,357,756	0.4
13,406	Jabil, Inc.	1,707,924	0.0
7,643	Jack Henry & Associates, Inc.	1,248,943	0.0
33,410	Juniper Networks, Inc.	984,927	0.0
18,606 (1)	Keysight Technologies, Inc.	2,960,029	0.1
14,242	KLA Corp.	8,278,875	0.2
13,809	Lam Research Corp.	10,816,037	0.3
86,764	Mastercard, Inc. - Class A	37,005,714	0.9
56,689	Microchip Technology, Inc.	5,112,214	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
114,870	Micron Technology, Inc.	$9,803,006	0.2
778,727	Microsoft Corp.	292,832,501	6.9
5,011	Monolithic Power Systems, Inc.	3,160,839	0.1
17,390	Motorola Solutions, Inc.	5,444,635	0.1
21,876	NetApp, Inc.	1,928,588	0.1
258,798	NVIDIA Corp.	128,161,946	3.0
27,037	NXP Semiconductors NV	6,209,858	0.2
45,127 (1)	ON Semiconductor Corp.	3,769,458	0.1
166,473	Oracle Corp.	17,551,248	0.4
32,566 (1)	Palo Alto Networks, Inc.	9,603,062	0.2
33,653	Paychex, Inc.	4,008,409	0.1
5,166	Paycom Software, Inc.	1,067,915	0.0
112,964 (1)	PayPal Holdings, Inc.	6,937,119	0.2
12,463 (1)	PTC, Inc.	2,180,526	0.1
10,200 (1)	Qorvo, Inc.	1,148,622	0.0
116,616	Qualcomm, Inc.	16,866,172	0.4
11,191	Roper Technologies, Inc.	6,100,997	0.1
101,948 (1)	Salesforce, Inc.	26,826,597	0.6
20,228	Seagate Technology Holdings PLC	1,726,864	0.0
21,479 (1)	ServiceNow, Inc.	15,174,699	0.4
16,716	Skyworks Solutions, Inc.	1,879,213	0.0
15,935 (1)	Synopsys, Inc.	8,205,091	0.2
32,562	TE Connectivity Ltd.	4,574,961	0.1
4,937 (1)	Teledyne Technologies, Inc.	2,203,334	0.1
16,018	Teradyne, Inc.	1,738,273	0.0
95,158	Texas Instruments, Inc.	16,220,633	0.4
26,043 (1)	Trimble, Inc.	1,385,488	0.0
4,413 (1)	Tyler Technologies, Inc.	1,845,164	0.0
9,307 (1)	VeriSign, Inc.	1,916,870	0.0
167,014	Visa, Inc. - Class A	43,482,095	1.0
33,554 (1)	Western Digital Corp.	1,757,223	0.0
5,384 (1)	Zebra Technologies Corp. - Class A	1,471,609	0.0
		1,309,018,383	30.7

	Materials: 2.4%
23,298	Air Products and Chemicals, Inc.	6,378,992	0.2
12,307	Albemarle Corp.	1,778,115	0.0
151,438	Amcor PLC	1,459,862	0.0
8,451	Avery Dennison Corp.	1,708,454	0.0
33,042	Ball Corp.	1,900,576	0.1
10,496	Celanese Corp.	1,630,763	0.0
20,018	CF Industries Holdings, Inc.	1,591,431	0.0
73,839	Corteva, Inc.	3,538,365	0.1
73,490	Dow, Inc.	4,030,192	0.1
45,058	DuPont de Nemours, Inc.	3,466,312	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
12,434	Eastman Chemical Co.	$1,116,822	0.0
26,605	Ecolab, Inc.	5,277,102	0.1
13,082	FMC Corp.	824,820	0.0
150,353	Freeport-McMoRan, Inc.	6,400,527	0.2
26,770	International Flavors & Fragrances, Inc.	2,167,567	0.1
36,287	International Paper Co.	1,311,775	0.0
50,805	Linde PLC	20,866,122	0.5
26,860	LyondellBasell Industries NV - Class A	2,553,849	0.1
6,482	Martin Marietta Materials, Inc.	3,233,935	0.1
34,245	Mosaic Co.	1,223,574	0.0
120,861	Newmont Corp.	5,002,437	0.1
25,758	Nucor Corp.	4,482,922	0.1
9,430	Packaging Corp. of America	1,536,241	0.0
24,700	PPG Industries, Inc.	3,693,885	0.1
24,674	Sherwin-Williams Co.	7,695,821	0.2
15,937	Steel Dynamics, Inc.	1,882,160	0.1
13,934	Vulcan Materials Co.	3,163,157	0.1
26,877	Westrock Co.	1,115,933	0.0
		101,031,711	2.4

	Real Estate: 2.4%
16,332	Alexandria Real Estate Equities, Inc.	2,070,408	0.1
48,843	American Tower Corp.	10,544,227	0.2
14,894	AvalonBay Communities, Inc.	2,788,455	0.1
15,135	Boston Properties, Inc.	1,062,023	0.0
11,198	Camden Property Trust	1,111,849	0.0
31,935 (1)	CBRE Group, Inc. - Class A	2,972,829	0.1
45,482	Crown Castle, Inc.	5,239,072	0.1
31,747	Digital Realty Trust, Inc.	4,272,511	0.1
9,813	Equinix, Inc.	7,903,292	0.2
36,174	Equity Residential	2,212,402	0.1
6,731	Essex Property Trust, Inc.	1,668,884	0.0
22,158	Extra Space Storage, Inc.	3,552,592	0.1
7,695	Federal Realty Investment Trust	792,970	0.0
57,373	Healthpeak Properties, Inc.	1,135,985	0.0
73,913	Host Hotels & Resorts, Inc.	1,439,086	0.0
60,328	Invitation Homes, Inc.	2,057,788	0.1
30,608	Iron Mountain, Inc.	2,141,948	0.1
69,675	Kimco Realty Corp.	1,484,774	0.0
12,237	Mid-America Apartment Communities, Inc.	1,645,387	0.0
96,810	Prologis, Inc.	12,904,773	0.3
16,596	Public Storage	5,061,780	0.1
75,850	Realty Income Corp.	4,355,307	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
17,233	Regency Centers Corp.	$1,154,611	0.0
11,304	SBA Communications Corp.	2,867,712	0.1
34,182	Simon Property Group, Inc.	4,875,720	0.1
31,790	UDR, Inc.	1,217,239	0.0
42,200	Ventas, Inc.	2,103,248	0.1
108,395	VICI Properties, Inc.	3,455,633	0.1
58,045	Welltower, Inc.	5,233,918	0.1
76,638	Weyerhaeuser Co.	2,664,703	0.1
		101,991,126	2.4

	Utilities: 2.3%
70,228	AES Corp.	1,351,889	0.0
26,504	Alliant Energy Corp.	1,359,655	0.0
27,556	Ameren Corp.	1,993,401	0.0
55,099	American Electric Power Co., Inc.	4,475,141	0.1
20,416	American Water Works Co., Inc.	2,694,708	0.1
15,570	Atmos Energy Corp.	1,804,563	0.0
66,196	CenterPoint Energy, Inc.	1,891,220	0.0
30,595	CMS Energy Corp.	1,776,652	0.0
36,174	Consolidated Edison, Inc.	3,290,749	0.1
33,464	Constellation Energy Corp.	3,911,607	0.1
87,757	Dominion Energy, Inc.	4,124,579	0.1
21,623	DTE Energy Co.	2,384,152	0.1
80,753	Duke Energy Corp.	7,836,271	0.2
40,198	Edison International	2,873,755	0.1
22,177	Entergy Corp.	2,244,091	0.1
24,090	Evergy, Inc.	1,257,498	0.0
36,611	Eversource Energy	2,259,631	0.1
104,374	Exelon Corp.	3,747,027	0.1
54,118	FirstEnergy Corp.	1,983,966	0.0
214,971	NextEra Energy, Inc.	13,057,338	0.3
43,340	NiSource, Inc.	1,150,677	0.0
23,655	NRG Energy, Inc.	1,222,963	0.0
223,542	PG&E Corp.	4,030,462	0.1
11,884	Pinnacle West Capital Corp.	853,747	0.0
77,303	PPL Corp.	2,094,911	0.1
52,212	Public Service Enterprise Group, Inc.	3,192,764	0.1
65,999	Sempra Energy	4,932,105	0.1
114,271	Southern Co.	8,012,682	0.2
33,081	WEC Energy Group, Inc.	2,784,428	0.1
57,842	Xcel Energy, Inc.	3,580,998	0.1
		98,173,630	2.3
	Total Common Stock (Cost $2,790,246,865)	4,195,199,959	98.4

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.4%
	Mutual Funds: 1.4%
61,618,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $61,618,000)	$61,618,000	1.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds (continued)
	Total Short-Term Investments (Cost $61,618,000)	$61,618,000	1.4
	Total Investments in Securities (Cost $2,851,864,865)	$4,256,817,959	99.8
	Assets in Excess of Other Liabilities	6,917,501	0.2
	Net Assets	$4,263,735,460	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$4,195,199,959	$—	$—	$4,195,199,959
Short-Term Investments	61,618,000	—	—	61,618,000
Total Investments, at fair value	$4,256,817,959	$—	$—	$4,256,817,959
Other Financial Instruments+
Futures	2,674,450	—	—	2,674,450
Total Assets	$4,259,492,409	$—	$—	$4,259,492,409

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya U.S. Stock Index Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P 500 E-Mini	284	03/15/24	$68,444,000	$2,674,450
			$68,444,000	$2,674,450

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$2,674,450
Total Asset Derivatives		$2,674,450

See Accompanying Notes to Financial Statements

Voya U.S. Stock Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,237,547
Total	$4,237,547

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,000,896
Total	$7,000,896

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,865,015,763.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,505,997,541
Gross Unrealized Depreciation	(111,520,895)
Net Unrealized Appreciation	$1,394,476,646

See Accompanying Notes to Financial Statements

VY® CBRE Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.3%
	Consumer Discretionary: 0.7%
7,017	Hilton Worldwide Holdings, Inc.	$1,277,726	0.7

	Diversified REITs: 2.1%
161,226	Broadstone Net Lease, Inc.	2,776,312	1.5
122,240	Empire State Realty Trust, Inc. - Class A	1,184,505	0.6
		3,960,817	2.1

	Health Care REITs: 8.2%
201,474	Healthpeak Properties, Inc.	3,989,185	2.1
64,023	Ventas, Inc.	3,190,907	1.7
91,295	Welltower, Inc.	8,232,070	4.4
		15,412,162	8.2

	Hotel & Resort REITs: 5.6%
185,386	Host Hotels & Resorts, Inc.	3,609,465	1.9
136,880	Park Hotels & Resorts, Inc.	2,094,264	1.1
23,674	Ryman Hospitality Properties, Inc.	2,605,561	1.4
205,032	Sunstone Hotel Investors, Inc.	2,199,993	1.2
		10,509,283	5.6

	Industrial REITs: 11.9%
107,962	Prologis, Inc.	14,391,334	7.7
141,356	Rexford Industrial Realty, Inc.	7,930,072	4.2
		22,321,406	11.9

	Multi-Family Residential REITs: 14.6%
128,993	Apartment Income REIT Corp.	4,479,927	2.4
30,636	AvalonBay Communities, Inc.	5,735,672	3.0
46,655	Camden Property Trust	4,632,375	2.5
20,508	Essex Property Trust, Inc.	5,084,754	2.7
185,467	Invitation Homes, Inc.	6,326,279	3.4
78,776	Veris Residential, Inc.	1,239,146	0.6
		27,498,153	14.6

	Office REITs: 6.4%
50,979	Alexandria Real Estate Equities, Inc.	6,462,608	3.4
97,171	Highwoods Properties, Inc.	2,231,046	1.2
50,722	Kilroy Realty Corp.	2,020,764	1.1
47,491	Vornado Realty Trust	1,341,621	0.7
		12,056,039	6.4

	Other Specialized REITs: 1.5%
114,955	Four Corners Property Trust, Inc.	2,908,362	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate Management & Development: 1.0%
204,337	Tricon Residential, Inc.	$1,859,467	1.0

	Residential REITs: 1.8%
25,535	Sun Communities, Inc.	3,412,753	1.8

	Retail REITs: 20.3%
34,203	Agree Realty Corp.	2,153,079	1.2
224,638	Brixmor Property Group, Inc.	5,227,326	2.8
145,271	Macerich Co.	2,241,532	1.2
141,679	Realty Income Corp.	8,135,208	4.3
48,821	Regency Centers Corp.	3,271,007	1.7
143,916	Retail Opportunity Investments Corp.	2,019,141	1.1
63,762	Simon Property Group, Inc.	9,095,012	4.8
87,734	SITE Centers Corp.	1,195,814	0.6
109,755	Spirit Realty Capital, Inc.	4,795,196	2.6
		38,133,315	20.3
	Self-Storage REITs: 12.0%
118,554	CubeSmart	5,494,978	2.9
56,214	Public Storage	17,145,270	9.1
		22,640,248	12.0
	Specialized REITs: 13.2%
18,212	Equinix, Inc.	14,667,763	7.8
12,853	SBA Communications Corp.	3,260,678	1.7
214,712	VICI Properties, Inc.	6,845,018	3.7
		24,773,459	13.2
	Total Common Stock (Cost $180,361,308)	186,763,190	99.3

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
1,206,169 (1)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $1,206,169)	$1,206,169	0.6
	Total Short-Term Investments (Cost $1,206,169)	1,206,169	0.6
	Total Investments in Securities (Cost $181,567,477)	$187,969,359	99.9
	Assets in Excess of Other Liabilities	240,856	0.1
	Net Assets	$188,210,215	100.0

See Accompanying Notes to Financial Statements

VY® CBRE Real Estate Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

(1)	Rate shown is the 7-day yield as of December 31, 2023.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$186,763,190	$—	$—	$186,763,190
Short-Term Investments	1,206,169	—	—	1,206,169
Total Investments, at fair value	$187,969,359	$—	$—	$187,969,359

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $184,526,838.

Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$14,516,796
Gross Unrealized Depreciation	(11,074,292)
Net Unrealized Appreciation	$3,442,504

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.6%
	Communication Services: 1.0%
10,268 (1)	Cars.com, Inc.	$194,784	0.1
6,763 (1)	EchoStar Corp. - Class A	112,063	0.0
10,103 (1)	Gogo, Inc.	102,343	0.0
14,235	Gray Television, Inc.	127,546	0.0
13,390 (1)	Integral Ad Science Holding Corp.	192,682	0.0
4,076	Iridium Communications, Inc.	167,768	0.0
7,147	John Wiley & Sons, Inc. - Class A	226,846	0.1
60,768 (1)	Liberty Latin America Ltd. - Class C	446,037	0.1
27,548 (1)	Lions Gate Entertainment Corp. - Class A	300,273	0.1
18,754 (1)	Magnite, Inc.	175,162	0.0
27,272 (1)	Ooma, Inc.	292,629	0.1
16,351 (1)	QuinStreet, Inc.	209,620	0.1
9,879	Shutterstock, Inc.	476,958	0.1
4,100	Telephone and Data Systems, Inc.	75,235	0.0
14,756 (1)	Thryv Holdings, Inc.	300,285	0.1
17,363 (1)	Yelp, Inc.	821,964	0.2
		4,222,195	1.0

	Consumer Discretionary: 9.2%
10,602 (1)	Abercrombie & Fitch Co. - Class A	935,308	0.2
6,493	Academy Sports & Outdoors, Inc.	428,538	0.1
48,280 (2)	Acushnet Holdings Corp.	3,049,848	0.7
17,763 (1)	Adient PLC	645,863	0.1
10,100 (1)	Adtalem Global Education, Inc.	595,395	0.1
25,895 (1)	American Axle & Manufacturing Holdings, Inc.	228,135	0.1
4,707 (1)	Asbury Automotive Group, Inc.	1,058,934	0.2
6,731	Bluegreen Vacations Holding Corp.	505,633	0.1
5,340 (1)	Boot Barn Holdings, Inc.	409,898	0.1
7,436	Boyd Gaming Corp.	465,568	0.1
29,765 (1)	Bright Horizons Family Solutions, Inc.	2,805,054	0.6
26,977	Brunswick Corp.	2,610,025	0.6
11,300	Buckle, Inc.	536,976	0.1
4,575 (1)	Carvana Co.	242,200	0.1
6,177 (1)(2)	Cava Group, Inc.	265,487	0.1
9,884 (1)	Crocs, Inc.	923,264	0.2
13,500 (1)	Dave & Buster's Entertainment, Inc.	726,975	0.2
3,042 (1)	Duolingo, Inc.	690,078	0.2
26,537 (1)	Everi Holdings, Inc.	299,072	0.1
12,351 (1)	G-III Apparel Group Ltd.	419,687	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
7,239 (1)	Green Brick Partners, Inc.	$375,994	0.1
2,614	Group 1 Automotive, Inc.	796,590	0.2
11,516 (1)	Hilton Grand Vacations, Inc.	462,713	0.1
3,300 (1)	JAKKS Pacific, Inc.	117,315	0.0
2,446 (1)	Kura Sushi USA, Inc. - Class A	185,896	0.0
38,501 (1)	Landsea Homes Corp.	505,903	0.1
16,681	LCI Industries	2,096,969	0.5
1,552	Lear Corp.	219,158	0.0
6,400 (1)	Light & Wonder, Inc.	525,504	0.1
4,866	Meritage Homes Corp.	847,657	0.2
20,971	Monarch Casino & Resort, Inc.	1,450,145	0.3
12,565 (1)	ODP Corp.	707,409	0.2
21,500	Perdoceo Education Corp.	377,540	0.1
38,046 (1)	Planet Fitness, Inc. - Class A	2,777,358	0.6
10,532	Rent-A-Center, Inc.	357,772	0.1
90,005 (1)(2)	Savers Value Village, Inc.	1,564,287	0.4
10,279 (1)	SeaWorld Entertainment, Inc.	543,040	0.1
9,036	Signet Jewelers Ltd.	969,201	0.2
3,402 (1)	Skyline Champion Corp.	252,633	0.1
23,073 (1)	Sonos, Inc.	395,471	0.1
10,718	Steven Madden Ltd.	450,156	0.1
8,241 (1)	Stride, Inc.	489,268	0.1
26,680 (1)	Taylor Morrison Home Corp.	1,423,378	0.3
19,092 (1)	Tri Pointe Homes, Inc.	675,857	0.2
16,245 (1)	Urban Outfitters, Inc.	579,784	0.1
2,678 (1)	Visteon Corp.	334,482	0.1
129,560	Wendy's Co.	2,523,829	0.6
1,529	Wingstop, Inc.	392,311	0.1
3,859 (1)	XPEL, Inc.	207,807	0.0
		40,447,365	9.2

	Consumer Staples: 6.2%
8,198	Andersons, Inc.	471,713	0.1
20,252 (1)	BellRing Brands, Inc.	1,122,568	0.3
45,624 (1)	BJ's Wholesale Club Holdings, Inc.	3,041,296	0.7
5,960	Cal-Maine Foods, Inc.	342,044	0.1
10,317	Casey's General Stores, Inc.	2,834,493	0.7
13,769 (1)	Central Garden & Pet Co. - Class A	606,387	0.1
9,294 (1)	Chefs' Warehouse, Inc.	273,522	0.1
491	Coca-Cola Consolidated, Inc.	455,844	0.1
5,935 (1)	Darling Ingredients, Inc.	295,800	0.1
35,800	Dole PLC	439,982	0.1
12,454	Edgewell Personal Care Co.	456,190	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
9,226 (1)	elf Beauty, Inc.	$1,331,681	0.3
3,900	Fresh Del Monte Produce, Inc.	102,375	0.0
22,399 (1)	Freshpet, Inc.	1,943,337	0.4
23,602 (1)	Herbalife Ltd.	360,167	0.1
1,445	Inter Parfums, Inc.	208,095	0.1
4,936	John B Sanfilippo & Son, Inc.	508,605	0.1
6,032 (1)	Nature's Sunshine Products, Inc.	104,293	0.0
17,918 (1)(2)	Oddity Tech Ltd. - Class A	833,725	0.2
51,294 (1)	Performance Food Group Co.	3,546,980	0.8
181,609	Primo Water Corp.	2,733,216	0.6
13,562 (1)	Simply Good Foods Co.	537,055	0.1
10,609	SpartanNash Co.	243,477	0.1
12,447 (1)	Sprouts Farmers Market, Inc.	598,825	0.1
41,400 (1)	SunOpta, Inc.	226,458	0.1
8,030 (1)	USANA Health Sciences, Inc.	430,408	0.1
135,471	Utz Brands, Inc.	2,200,049	0.5
22,920 (1)	Vita Coco Co., Inc.	587,898	0.1
10,075 (1)	Vital Farms, Inc.	158,077	0.0
		26,994,560	6.2

	Energy: 3.9%
5,735	California Resources Corp.	313,590	0.1
23,027	ChampionX Corp.	672,619	0.2
6,545	Chord Energy Corp.	1,087,975	0.2
3,537	Civitas Resources, Inc.	241,860	0.1
9,091 (1)	CNX Resources Corp.	181,820	0.0
1,171	CONSOL Energy, Inc.	117,721	0.0
7,573	CVR Energy, Inc.	229,462	0.1
12,719	Delek US Holdings, Inc.	328,150	0.1
7,954	Dorian LPG Ltd.	348,942	0.1
35,090	DT Midstream, Inc.	1,922,932	0.4
8,546 (1)	Green Plains, Inc.	215,530	0.1
917 (1)	Gulfport Energy Corp.	122,144	0.0
2,210	Helmerich & Payne, Inc.	80,046	0.0
48,430	Liberty Energy, Inc.	878,520	0.2
8,172	Magnolia Oil & Gas Corp. - Class A	173,982	0.0
21,418	Matador Resources Co.	1,217,827	0.3
22,279	Murphy Oil Corp.	950,422	0.2
17,552	Noble Corp. PLC	845,304	0.2
21,190 (1)	Oceaneering International, Inc.	450,923	0.1
25,358 (1)	Oil States International, Inc.	172,181	0.0
15,111	Ovintiv, Inc.	663,675	0.2
79,090	Patterson-UTI Energy, Inc.	854,172	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
8,769	PBF Energy, Inc. - Class A	$385,485	0.1
3,355	Peabody Energy Corp.	81,594	0.0
3,776 (1)	REX American Resources Corp.	178,605	0.0
20,001	Select Water Solutions, Inc.	151,808	0.0
72,322	SM Energy Co.	2,800,308	0.6
7,638	Teekay Tankers Ltd. - Class A	381,671	0.1
49,217 (1)	Uranium Energy Corp.	314,989	0.1
2,814 (1)	Valaris Ltd.	192,956	0.0
7,359 (1)	Weatherford International PLC	719,931	0.2
		17,277,144	3.9

	Financials: 16.7%
1,800	Amalgamated Financial Corp.	48,492	0.0
4,910 (1)	American Equity Investment Life Holding Co.	273,978	0.1
12,569	Ameris Bancorp	666,785	0.2
75,220 (1)	AssetMark Financial Holdings, Inc.	2,252,839	0.5
7,400	Associated Banc-Corp.	158,286	0.0
12,122	Banc of California, Inc.	162,798	0.0
15,773 (1)	Bancorp, Inc.	608,207	0.1
28,773	Bank of NT Butterfield & Son Ltd.	921,024	0.2
69,343	BankUnited, Inc.	2,248,793	0.5
7,125	Banner Corp.	381,615	0.1
28,100	BGC Group, Inc. - Class A	202,882	0.0
54,047	BrightSpire Capital, Inc.	402,110	0.1
2,836 (1)	BRP Group, Inc. - Class A	68,121	0.0
6,774	Business First Bancshares, Inc.	166,979	0.0
16,479	Byline Bancorp, Inc.	388,245	0.1
5,197	Capital City Bank Group, Inc.	152,948	0.0
4,519	Central Pacific Financial Corp.	88,934	0.0
197	City Holding Co.	21,721	0.0
7,748 (1)	Coastal Financial Corp.	344,089	0.1
44,741	Commerce Bancshares, Inc.	2,389,617	0.5
48,697	ConnectOne Bancorp, Inc.	1,115,648	0.3
21,304	Cullen/Frost Bankers, Inc.	2,311,271	0.5
19,806 (1)	Customers Bancorp, Inc.	1,141,222	0.3
36,365	CVB Financial Corp.	734,209	0.2
21,188 (1)	Donnelley Financial Solutions, Inc.	1,321,495	0.3

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
52,239	Eastern Bankshares, Inc.	$741,794	0.2
9,609	Enact Holdings, Inc.	277,604	0.1
2,752 (1)	Enova International, Inc.	152,351	0.0
299 (1)	Enstar Group Ltd.	88,011	0.0
11,132	Enterprise Financial Services Corp.	497,044	0.1
1,500	Equity Bancshares, Inc. - Class A	50,850	0.0
18,845	Essent Group Ltd.	993,885	0.2
16,219	Evercore, Inc. - Class A	2,774,260	0.6
800	Federal Agricultural Mortgage Corp. - Class C	152,976	0.0
9,407	Federated Hermes, Inc.	318,521	0.1
1,184	Financial Institutions, Inc.	25,219	0.0
89,292	First BanCorp/Puerto Rico	1,468,853	0.3
5,678	First Bancshares, Inc.	166,536	0.0
353	First Citizens BancShares, Inc. - Class A	500,896	0.1
8,284	First Commonwealth Financial Corp.	127,905	0.0
88,092	First Financial Bancorp	2,092,185	0.5
2,955	First Financial Corp.	127,154	0.0
98,277	First Hawaiian, Inc.	2,246,612	0.5
72,682	First Interstate BancSystem, Inc. - Class A	2,234,971	0.5
15,358	First Merchants Corp.	569,475	0.1
5,126	First Mid Bancshares, Inc.	177,667	0.0
6,771	FirstCash Holdings, Inc.	733,909	0.2
30,760 (1)	Flywire Corp.	712,094	0.2
6,341	FNB Corp.	87,316	0.0
3,600	Heartland Financial USA, Inc.	135,396	0.0
28,142	Heritage Commerce Corp.	279,169	0.1
13,000	Home BancShares, Inc.	329,290	0.1
19,100	Hope Bancorp, Inc.	230,728	0.1
19,886 (1)	International Money Express, Inc.	439,282	0.1
14,844	Jackson Financial, Inc. - Class A	760,013	0.2
6,347	Kinsale Capital Group, Inc.	2,125,674	0.5
4,970	KKR Real Estate Finance Trust, Inc.	65,753	0.0
29,074	Ladder Capital Corp.	334,642	0.1
3,000	Live Oak Bancshares, Inc.	136,500	0.0
1,115	Mercantile Bank Corp.	45,024	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
15,472	Merchants Bancorp	$658,798	0.2
39,018	MFA Financial, Inc.	439,733	0.1
1,132	Mid Penn Bancorp, Inc.	27,485	0.0
1,783	MidWestOne Financial Group, Inc.	47,980	0.0
19,827	Moelis & Co. - Class A	1,112,889	0.3
5,469	Morningstar, Inc.	1,565,447	0.4
12,603 (1)	Mr Cooper Group, Inc.	820,707	0.2
511	MVB Financial Corp.	11,528	0.0
2,900	National Bank Holdings Corp. - Class A	107,851	0.0
24,112 (1)	NMI Holdings, Inc. - Class A	715,644	0.2
27,191	OceanFirst Financial Corp.	472,036	0.1
26,743	OFG Bancorp	1,002,328	0.2
42,472	Old National Bancorp	717,352	0.2
21,361	Old Second Bancorp, Inc.	329,814	0.1
26,136 (1)	Open Lending Corp.	222,417	0.1
10,169 (1)	Palomar Holdings, Inc.	564,379	0.1
14,375	Pathward Financial, Inc.	760,869	0.2
3,338	PennyMac Financial Services, Inc.	294,979	0.1
2	Peoples Bancorp, Inc.	67	0.0
3,908	Pinnacle Financial Partners, Inc.	340,856	0.1
2,880	Piper Sandler Cos.	503,626	0.1
2,031 (2)	PJT Partners, Inc. - Class A	206,898	0.1
15,823	Popular, Inc.	1,298,594	0.3
2,787	Preferred Bank/Los Angeles CA	203,590	0.1
2,552	Premier Financial Corp.	61,503	0.0
9,341	QCR Holdings, Inc.	545,421	0.1
31,825	Radian Group, Inc.	908,604	0.2
16,755 (1)	Remitly Global, Inc.	325,382	0.1
25,525	RLI Corp.	3,397,888	0.8
34,674	ServisFirst Bancshares, Inc.	2,310,329	0.5
4,839 (1)	Skyward Specialty Insurance Group, Inc.	163,945	0.0
628	South Plains Financial, Inc.	18,187	0.0
2,734	Southside Bancshares, Inc.	85,629	0.0
2,845	SouthState Corp.	240,260	0.1
79,841	StepStone Group, Inc. - Class A	2,541,339	0.6
3,948 (1)	StoneX Group, Inc.	291,481	0.1
6,052	Towne Bank/ Portsmouth VA	180,107	0.0
8,153	TriCo Bancshares	350,334	0.1
1,100	UMB Financial Corp.	91,905	0.0
5,000	United Bankshares, Inc.	187,750	0.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
26,485	Victory Capital Holdings, Inc. - Class A	$912,143	0.2
1,009	Virtus Investment Partners, Inc.	243,936	0.1
4,900	WesBanco, Inc.	153,713	0.0
2,283	Westamerica BanCorp	128,784	0.0
17,209 (1)	WEX, Inc.	3,348,011	0.8
36,989	Wintrust Financial Corp.	3,430,730	0.8
3,000	WSFS Financial Corp.	137,790	0.0
		73,252,905	16.7

	Health Care: 11.7%
26,196 (1)	ACADIA Pharmaceuticals, Inc.	820,197	0.2
45,866 (1)	ACELYRIN, Inc.	342,160	0.1
3,250 (1)	Adaptive Biotechnologies Corp.	15,925	0.0
133,813 (1)	Agiliti, Inc.	1,059,799	0.2
10,828 (1)	Alkermes PLC	300,369	0.1
44,231 (1)	Allogene Therapeutics, Inc.	141,982	0.0
29,211 (1)	Allscripts Healthcare Solutions, Inc.	306,423	0.1
21,971 (1)	Alphatec Holdings, Inc.	331,982	0.1
80,285 (1)	Amicus Therapeutics, Inc.	1,139,244	0.3
3,271 (1)	AMN Healthcare Services, Inc.	244,932	0.1
32,856 (1)	AngioDynamics, Inc.	257,591	0.1
3,000 (1)	ANI Pharmaceuticals, Inc.	165,420	0.0
8,445 (1)	Arrowhead Pharmaceuticals, Inc.	258,417	0.1
125,771 (1)	Atara Biotherapeutics, Inc.	64,495	0.0
21,529 (1)	AtriCure, Inc.	768,370	0.2
275	Atrion Corp.	104,167	0.0
3,817 (1)	Axonics, Inc.	237,532	0.0
10,958 (1)(2)	Axsome Therapeutics, Inc.	872,147	0.2
23,265 (1)	Azenta, Inc.	1,515,482	0.3
1,061 (1)	Biohaven Ltd.	45,411	0.0
1,011 (1)	Bluebird Bio, Inc.	1,395	0.0
4,494 (1)	Blueprint Medicines Corp.	414,527	0.1
4,715 (1)	Bridgebio Pharma, Inc.	190,345	0.0
20,262 (1)	Catalyst Pharmaceuticals, Inc.	340,604	0.1
89,303 (1)	Certara, Inc.	1,570,840	0.4
4,902	Chemed Corp.	2,866,445	0.7
12,753 (1)	Cross Country Healthcare, Inc.	288,728	0.1
9,444 (1)	Enanta Pharmaceuticals, Inc.	88,868	0.0
51,754	Encompass Health Corp.	3,453,027	0.8
77,951 (1)	Envista Holdings Corp.	1,875,501	0.4
149,434 (1)(2)	Esperion Therapeutics, Inc.	446,808	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
6,952 (1)	Fulgent Genetics, Inc.	$200,982	0.0
79,480 (1)	Health Catalyst, Inc.	735,985	0.2
53,737 (1)	HealthEquity, Inc.	3,562,763	0.8
16,793 (1)	ICU Medical, Inc.	1,674,934	0.4
15,363 (1)	Immunovant, Inc.	647,243	0.1
11,377 (1)	Inmode Ltd.	253,024	0.1
14,601 (1)	Insmed, Inc.	452,485	0.1
8,555 (1)	Intellia Therapeutics, Inc.	260,842	0.1
35,073 (1)	Kura Oncology, Inc.	504,350	0.1
16,471 (1)	Lantheus Holdings, Inc.	1,021,202	0.2
48,721 (1)	Longboard Pharmaceuticals, Inc.	293,788	0.1
3,205 (1)	Madrigal Pharmaceuticals, Inc.	741,573	0.2
4,303 (1)	Medpace Holdings, Inc.	1,318,999	0.3
31,870 (1)	MeiraGTx Holdings PLC	223,727	0.0
9,368 (1)	Merit Medical Systems, Inc.	711,593	0.2
1,082 (1)	Mural Oncology PLC	6,405	0.0
4,700 (1)	Natera, Inc.	294,408	0.1
9,402	National HealthCare Corp.	868,933	0.2
88,551 (1)	Neogen Corp.	1,780,761	0.4
5,076 (1)	Omnicell, Inc.	191,010	0.0
105,836 (1)	OPKO Health, Inc.	159,812	0.0
10,598 (1)	OptimizeRx Corp.	151,657	0.0
27,532 (1)	Option Care Health, Inc.	927,553	0.2
145,443 (1)	Ovid therapeutics, Inc.	468,326	0.1
8,100 (1)	Prestige Consumer Healthcare, Inc.	495,882	0.1
79,758 (1)	Progyny, Inc.	2,965,402	0.7
13,916 (1)	Protagonist Therapeutics, Inc.	319,094	0.1
9,713 (1)	Prothena Corp. PLC	352,970	0.1
8,218 (1)	PTC Therapeutics, Inc.	226,488	0.0
6,104 (1)	Quanterix Corp.	166,883	0.0
27,688 (1)	QuidelOrtho Corp.	2,040,606	0.5
21,582 (1)	Replimune Group, Inc.	181,936	0.0
29,409 (1)	REVOLUTION Medicines, Inc.	843,450	0.2
10,404 (1)	Sage Therapeutics, Inc.	225,455	0.0
13,842 (1)	SI-BONE, Inc.	290,544	0.1
19,621 (1)	SpringWorks Therapeutics, Inc.	716,167	0.2
5,234 (1)(2)	Surgery Partners, Inc.	167,436	0.0
2,336 (1)	Sutro Biopharma, Inc.	10,021	0.0
25,298 (1)	Syndax Pharmaceuticals, Inc.	546,690	0.1
4,762 (1)	Tenet Healthcare Corp.	359,864	0.1
30,551 (1)	Travere Therapeutics, Inc.	274,654	0.1
11,134 (1)	Treace Medical Concepts, Inc.	141,959	0.0
9,640 (1)	Twist Bioscience Corp.	355,330	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
36,093 (1)	Tyra Biosciences, Inc.	$499,888	0.1
12,207 (1)	Vericel Corp.	434,691	0.1
40,427 (1)	Viking Therapeutics, Inc.	752,346	0.2
38,239 (1)	Xencor, Inc.	811,814	0.2
647 (1)	Y-mAbs Therapeutics, Inc.	4,413	0.0
		51,165,471	11.7

	Industrials: 22.9%
28,714	ABM Industries, Inc.	1,287,249	0.3
971	Albany International Corp. - Class A	95,372	0.0
40,670 (1)	API Group Corp.	1,407,182	0.3
3,993	Apogee Enterprises, Inc.	213,266	0.1
15,803	Applied Industrial Technologies, Inc.	2,729,020	0.6
8,187	ArcBest Corp.	984,159	0.2
8,376	Argan, Inc.	391,913	0.1
7,400 (1)	ASGN, Inc.	711,658	0.2
11,606 (1)	Atkore, Inc.	1,856,960	0.4
60,031 (1)	AZEK Co., Inc.	2,296,186	0.5
3,900	Barrett Business Services, Inc.	451,620	0.1
13,181 (1)	Beacon Roofing Supply, Inc.	1,147,011	0.3
52,739 (1)	Blade Air Mobility, Inc.	186,169	0.0
8,923 (1)	Bloom Energy Corp. - Class A	132,060	0.0
2,162 (1)	BlueLinx Holdings, Inc.	244,976	0.1
4,640	Boise Cascade Co.	600,230	0.1
6,414	Brink's Co.	564,111	0.1
2,654 (1)	CACI International, Inc. - Class A	859,524	0.2
38,452 (1)	Casella Waste Systems, Inc. - Class A	3,286,108	0.8
12,269 (1)	CBIZ, Inc.	767,917	0.2
9,379	Comfort Systems USA, Inc.	1,928,979	0.4
8,022 (1)	Construction Partners, Inc. - Class A	349,117	0.1
47,927 (1)	Core & Main, Inc. - Class A	1,936,730	0.4
39,288	Douglas Dynamics, Inc.	1,166,068	0.3
108,432 (1)	Driven Brands Holdings, Inc.	1,546,240	0.4
2,107 (2)	Eagle Bulk Shipping, Inc.	116,728	0.0
5,784	Encore Wire Corp.	1,235,462	0.3
154,395	First Advantage Corp.	2,558,325	0.6
1,894	Forward Air Corp.	119,076	0.0
7,367 (1)	Generac Holdings, Inc.	952,111	0.2
4,035 (1)	Gibraltar Industries, Inc.	318,684	0.1
12,012 (1)	GMS, Inc.	990,149	0.2
13,458	Griffon Corp.	820,265	0.2
178,738 (1)	Hayward Holdings, Inc.	2,430,837	0.6
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
8,749	Heidrick & Struggles International, Inc.	$258,358	0.1
4,159	Herc Holdings, Inc.	619,234	0.1
242,713 (1)	Hillman Solutions Corp.	2,235,387	0.5
12,093 (1)	Hub Group, Inc. - Class A	1,111,830	0.3
3,098 (1)	Hudson Technologies, Inc.	41,792	0.0
6,697 (1)	Huron Consulting Group, Inc.	688,452	0.2
3,390 (1)	IES Holdings, Inc.	268,556	0.1
90,420 (1)	Janus International Group, Inc.	1,179,981	0.3
38,025 (1)(2)	Joby Aviation, Inc.	252,866	0.1
10,936	KBR, Inc.	605,964	0.1
7,557	Kforce, Inc.	510,551	0.1
37,782	Knight-Swift Transportation Holdings, Inc.	2,178,132	0.5
13,234	Landstar System, Inc.	2,562,764	0.6
11,869	Lincoln Electric Holdings, Inc.	2,581,033	0.6
4,814	Luxfer Holdings PLC	43,037	0.0
3,441 (1)	MasTec, Inc.	260,553	0.1
5,837	Matson, Inc.	639,735	0.1
40,408	MillerKnoll, Inc.	1,078,085	0.3
21,008	MSA Safety, Inc.	3,546,781	0.8
33,993	Mueller Industries, Inc.	1,602,770	0.4
11,221 (1)	MYR Group, Inc.	1,622,893	0.4
73,031 (1)	NOW, Inc.	826,711	0.2
88,821 (1)	Paycor HCM, Inc.	1,917,645	0.4
14,022	Primoris Services Corp.	465,671	0.1
29,767 (1)	Radiant Logistics, Inc.	197,653	0.0
29,220	RB Global, Inc.	1,954,526	0.5
12,638 (1)	RBC Bearings, Inc.	3,600,440	0.8
9,754 (1)	Resideo Technologies, Inc.	183,570	0.0
22,165	Rush Enterprises, Inc. - Class A	1,114,900	0.3
24,576	Safe Bulkers, Inc.	96,584	0.0
91,005 (1)	Shoals Technologies Group, Inc. - Class A	1,414,218	0.3
16,813	Simpson Manufacturing Co., Inc.	3,328,638	0.8
14,263 (1)	SkyWest, Inc.	744,529	0.2
56,034 (1)	Stericycle, Inc.	2,777,045	0.6
12,785 (1)	Sterling Infrastructure, Inc.	1,124,185	0.3
2,142	Terex Corp.	123,079	0.0
6,412	Tetra Tech, Inc.	1,070,355	0.2
6,339 (1)	Titan International, Inc.	94,324	0.0
7,018 (1)	Titan Machinery, Inc.	202,680	0.0
24,696	Toro Co.	2,370,569	0.5
11,945 (1)	TriNet Group, Inc.	1,420,619	0.3
13,079	UFP Industries, Inc.	1,642,068	0.4
11,011	UniFirst Corp.	2,014,022	0.5
13,689 (1)	V2X, Inc.	635,717	0.1

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
96,569 (1)	Verra Mobility Corp.	$2,223,984	0.5
6,995	Watts Water Technologies, Inc. - Class A	1,457,338	0.3
5,743	WESCO International, Inc.	998,593	0.2
84,388 (1)	WillScot Mobile Mini Holdings Corp.	3,755,266	0.9
12,695	Woodward, Inc.	1,728,170	0.4
		100,053,315	22.9

	Information Technology: 13.3%
29,821 (1)	ACM Research, Inc. - Class A	582,702	0.1
25,074	Adeia, Inc.	310,667	0.1
45,489 (1)	Allegro MicroSystems, Inc.	1,376,952	0.3
24,791 (1)(2)	Asana, Inc. - Class A	471,277	0.1
120,479 (1)	AvePoint, Inc.	989,133	0.2
8,381 (1)	Aviat Networks, Inc.	273,723	0.1
1,687 (1)	Axcelis Technologies, Inc.	218,787	0.1
16,265	Badger Meter, Inc.	2,510,828	0.6
14,419	Benchmark Electronics, Inc.	398,541	0.1
8,923 (1)	Blackline, Inc.	557,152	0.1
38,807 (1)	Box, Inc. - Class A	993,847	0.2
9,700 (1)	Braze, Inc. - Class A	515,361	0.1
4,819 (1)(2)	C3.ai, Inc. - Class A	138,353	0.0
14,958 (1)	Calix, Inc.	653,515	0.1
2,542 (1)	Cirrus Logic, Inc.	211,469	0.0
105,287 (1)	Clearwater Analytics Holdings, Inc. - Class A	2,108,899	0.5
24,076	Cognex Corp.	1,004,932	0.2
10,182 (1)	CommVault Systems, Inc.	813,033	0.2
62,100 (1)	Daktronics, Inc.	526,608	0.1
45,903 (1)	Envestnet, Inc.	2,273,117	0.5
21,638	EVERTEC, Inc.	885,860	0.2
9,490 (1)	Extreme Networks, Inc.	167,404	0.0
15,343 (1)	Fannie Mae	2,920,233	0.7
19,288 (1)	Guidewire Software, Inc.	2,103,164	0.5
105,666	Information Services Group, Inc.	497,687	0.1
4,311 (1)	Insight Enterprises, Inc.	763,866	0.2
24,253 (1)	LiveRamp Holdings, Inc.	918,704	0.2
51,240 (1)(2)	MACOM Technology Solutions Holdings, Inc.	4,762,758	1.1
2,091 (1)(2)	MicroStrategy, Inc. - Class A	1,320,717	0.3
49,558 (1)	nCino, Inc.	1,666,636	0.4
81,861 (1)	nLight, Inc.	1,105,123	0.3
19,673 (1)	Novanta, Inc.	3,313,130	0.8
57,273 (1)	Olo, Inc. - Class A	327,602	0.1
2,638 (1)	Onto Innovation, Inc.	403,350	0.1
6,876 (1)	OSI Systems, Inc.	887,348	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,718 (1)	Perficient, Inc.	$310,539	0.1
40,412	Power Integrations, Inc.	3,318,229	0.8
6,763 (1)	Q2 Holdings, Inc.	293,582	0.1
10,473 (1)	Qualys, Inc.	2,055,640	0.5
20,509 (1)	Rambus, Inc.	1,399,739	0.3
14,137 (1)	Rapid7, Inc.	807,223	0.2
22,597 (1)	Repay Holdings Corp.	192,978	0.0
35,628 (1)(2)	Riot Platforms, Inc.	551,165	0.1
6,547 (1)	ScanSource, Inc.	259,327	0.1
23,352 (1)	Semtech Corp.	511,642	0.1
20,839 (1)	SMART Global Holdings, Inc.	394,482	0.1
5,636 (1)	Sprout Social, Inc. - Class A	346,276	0.1
4,706 (1)	SPS Commerce, Inc.	912,211	0.2
12,238 (1)	Squarespace, Inc. - Class A	403,976	0.1
7,718 (1)	Super Micro Computer, Inc.	2,193,919	0.5
5,192 (1)	Ultra Clean Holdings, Inc.	177,255	0.0
110,329 (1)	Unisys Corp.	620,049	0.1
28,969 (1)	Veeco Instruments, Inc.	898,908	0.2
28,910 (1)	Workiva, Inc.	2,935,232	0.7
33,954 (1)	Xperi, Inc.	374,173	0.1
15,394 (1)	Zuora, Inc. - Class A	144,704	0.0
		58,073,727	13.3

	Materials: 4.5%
6,173	AdvanSix, Inc.	184,943	0.1
3,337	Alpha Metallurgical Resources, Inc.	1,130,976	0.3
25,092	AptarGroup, Inc.	3,101,873	0.7
2,663	Arch Resources, Inc.	441,898	0.1
3,063 (1)	ATI, Inc.	139,275	0.0
9,686	Avient Corp.	402,647	0.1
66,474 (1)	Axalta Coating Systems Ltd.	2,258,122	0.5
9,711	Balchem Corp.	1,444,511	0.3
9,240	Cabot Corp.	771,540	0.2
25,474	Commercial Metals Co.	1,274,719	0.3
21,671 (1)	Constellium SE	432,553	0.1
5,579 (1)	Ecovyst, Inc.	54,507	0.0
2,511	Greif, Inc. - Class A	164,696	0.1
6,416	HB Fuller Co.	522,327	0.1
68,903	Hecla Mining Co.	331,423	0.1
3,326 (1)	Ingevity Corp.	157,054	0.0
6,128 (1)(2)	Livent Corp.	110,181	0.0
18,583 (1)	O-I Glass, Inc.	304,390	0.1
1,307	Olympic Steel, Inc.	87,177	0.0
46,460	Orion SA	1,288,336	0.3
186,478 (1)	Perimeter Solutions SA	857,799	0.2
14,252	Quaker Chemical Corp.	3,041,662	0.7
4,658	Ryerson Holding Corp.	161,539	0.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
4,029	Schnitzer Steel Industries, Inc. - Class A	$121,515	0.0
5,432 (1)	Summit Materials, Inc. - Class A	208,915	0.1
7,734	SunCoke Energy, Inc.	83,063	0.0
9,138	Tronox Holdings PLC	129,394	0.0
11,883 (1)	Valvoline, Inc.	446,563	0.1
		19,653,598	4.5

	Real Estate: 5.8%
18,078	Agree Realty Corp.	1,138,010	0.3
30,853 (2)	Apple Hospitality REIT, Inc.	512,468	0.1
4,533	Armada Hoffler Properties, Inc.	56,073	0.0
57,344	Brandywine Realty Trust	309,658	0.1
14,433	Broadstone Net Lease, Inc.	248,536	0.1
8,539	CareTrust REIT, Inc.	191,103	0.0
10,400	City Office REIT, Inc.	63,544	0.0
4,411	Community Healthcare Trust, Inc.	117,509	0.0
33,198	COPT Defense Properties	850,865	0.2
54,860	CubeSmart	2,542,761	0.6
196,914 (1)	Cushman & Wakefield PLC	2,126,671	0.5
7,900	Easterly Government Properties, Inc.	106,176	0.0
13,451	EastGroup Properties, Inc.	2,468,797	0.6
9,018	Equity Commonwealth	173,146	0.0
12,617	Essential Properties Realty Trust, Inc.	322,491	0.1
3,513	First Industrial Realty Trust, Inc.	185,030	0.0
8,463 (1)	Forestar Group, Inc.	279,871	0.1
4,377	Global Medical REIT, Inc.	48,585	0.0
2,079	Innovative Industrial Properties, Inc.	209,605	0.0
13,668	InvenTrust Properties Corp.	346,347	0.1
22,029	Kite Realty Group Trust	503,583	0.1
57,754	National Retail Properties, Inc.	2,489,197	0.6
5,781	National Storage Affiliates Trust	239,738	0.1
82,500 (1)	Opendoor Technologies, Inc.	369,600	0.1
21,523	Phillips Edison & Co., Inc.	785,159	0.2
18,607	Plymouth Industrial REIT, Inc.	447,871	0.1
13,411	PotlatchDeltic Corp.	658,480	0.2
33,685	Retail Opportunity Investments Corp.	472,601	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
35,803	RLJ Lodging Trust	$419,611	0.1
6,868	RPT Realty	88,116	0.0
33,365	Ryman Hospitality Properties, Inc.	3,672,152	0.8
40,058	Sabra Health Care REIT, Inc.	571,628	0.1
24,513	SITE Centers Corp.	334,112	0.1
8,016	SL Green Realty Corp.	362,083	0.1
13,844	STAG Industrial, Inc.	543,515	0.1
8,788	Tanger Factory Outlet Centers, Inc.	243,603	0.1
7,045	Terreno Realty Corp.	441,510	0.1
10,200	UMH Properties, Inc.	156,264	0.0
6,865	Veris Residential, Inc.	107,986	0.0
		25,204,055	5.8

	Utilities: 2.4%
6,571	American States Water Co.	528,440	0.1
5,747	Chesapeake Utilities Corp.	607,056	0.2
5,129	Clearway Energy, Inc. - Class A	131,200	0.0
19,305	Clearway Energy, Inc. - Class C	529,536	0.1
4,561	IDACORP, Inc.	448,437	0.1
8,194	MGE Energy, Inc.	592,508	0.1
8,110	New Jersey Resources Corp.	361,544	0.1
6,191	Northwest Natural Holding Co.	241,077	0.1
37,556	NorthWestern Corp.	1,911,225	0.4
13,468	ONE Gas, Inc.	858,181	0.2
75,984	Portland General Electric Co.	3,293,147	0.8
9,278 (1)(2)	Sunnova Energy International, Inc.	141,489	0.0
16,672	Unitil Corp.	876,447	0.2
		10,520,287	2.4
	Total Common Stock (Cost $374,102,862)	426,864,622	97.6
RIGHTS: —%
	Health Care: —%
28,260 (3)(4)	Aduro Biotech - CVR	—	—
	Total Rights (Cost $—)	—	—
	Total Long-Term Investments (Cost $374,102,862)	426,864,622	97.6

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap	PORTFOLIO OF INVESTMENTS
Core Equity Portfolio	as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.4%
	Repurchase Agreements: 2.0%
2,117,550 (5)	BNP Paribas S.A., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,118,792, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $2,159,901, due 08/15/27-10/20/53)	$2,117,550	0.5
389,844 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $390,073, collateralized by various U.S. Government Securities, 0.000%- 5.375%, Market Value plus accrued interest $397,641, due 01/25/24-11/15/51)	389,844	0.1
2,117,550 (5)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,118,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 2.000%- 7.000%, Market Value plus accrued interest $2,159,901, due 12/01/29-12/01/53)	2,117,550	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
2,117,550 (5)	MUFG Securities Americas Inc., Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,118,792, collateralized by various U.S. Government Agency Obligations, 2.000%- 4.500%, Market Value plus accrued interest $2,159,901, due 02/01/35-09/01/52)	$2,117,550	0.5
2,117,550 (5)	Nomura Securities, Repurchase Agreement dated 12/29/2023, 5.340%, due 01/02/2024 (Repurchase Amount $2,118,789, collateralized by various U.S. Government/U.S. Government Agency Obligations, 1.000%- 6.000%, Market Value plus accrued interest $2,160,347, due 03/08/27-01/01/59)	2,117,550	0.5
	Total Repurchase Agreements (Cost $8,860,044)	8,860,044	2.0
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.4%
10,419,106 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $10,419,106)	$10,419,106	2.4
	Total Short-Term Investments (Cost $19,279,150)	19,279,150	4.4
	Total Investments in Securities (Cost $393,382,012)	$446,143,772	102.0
	Liabilities in Excess of Other Assets	(8,617,586)	(2.0)
	Net Assets	$437,526,186	100.0

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $– or —% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$426,864,622	$—	$—	$426,864,622
Short-Term Investments	10,419,106	8,860,044	—	19,279,150
Total Investments, at fair value	$437,283,728	$8,860,044	$—	$446,143,772
Other Financial Instruments+
Futures	168,397	—	—	168,397
Total Assets	$437,452,125	$8,860,044	$—	$446,312,169

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, VY® JPMorgan Small Cap Core Equity Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Aduro Biotech - CVR	10/6/2020	$—	$—
		$—	$—

At December 31, 2023, the following futures contracts were outstanding for VY® JPMorgan Small Cap Core Equity Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
E-mini Russell 2000 Index	27	03/15/24	$2,764,395	$168,397
			$2,764,395	$168,397

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$168,397
Total Asset Derivatives		$168,397

See Accompanying Notes to Financial Statements

VY® JPMorgan Small Cap Core Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$493,191
Total	$493,191

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$201,924
Total	$201,924

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $397,406,419.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$80,566,745
Gross Unrealized Depreciation	(31,660,995)
Net Unrealized Appreciation	$48,905,750

See Accompanying Notes to Financial Statements

TAX INFORMATION (UnaUdited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Balanced Income Portfolio			Voya U.S. Stock Index Portfolio
Class ADV	NII	$0.2147	Class ADV	NII	$0.1744
Class I	NII	$0.2725	Class I	NII	$0.2614
Class S	NII	$0.2462	Class S	NII	$0.2022
Class S2	NII	$0.2271	Class S2	NII	$0.2190
			All Classes	LTCG	$1.7005
Voya High Yield Portfolio
Class ADV	NII	$0.5066	VY® CBRE Real Estate Portfolio
Class I	NII	$0.5572	Class ADV	NII	$0.5870
Class S	NII	$0.5358	Class I	NII	$0.8351
Class S2	NII	$0.5238	Class S	NII	$0.6962
			Class S2	NII	$0.6354
			All Classes	LTCG	$1.7657

Voya Large Cap Value Portfolio			VY® JPMorgan Small Cap Core Equity Portfolio
Class ADV	NII	$0.0905	Class ADV	NII	$—
Class I	NII	$0.0789	Class I	NII	$0.0533
Class R6	NII	$0.1001	Class R6	NII	$0.0533
Class S	NII	$0.0900	Class S	NII	$0.0188
Class S2	NII	$0.0794	Class S2	NII	$—
All Classes	LTCG	$0.0650	All Classes	LTCG	$0.9518

Voya Limited Maturity Bond Portfolio
Class ADV	NII	$0.3173
Class I	NII	$0.3802
Class S	NII	$0.3594

____________

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Balanced Income Portfolio	25.39%
Voya High Yield Portfolio	0.01%
Voya Large Cap Value Portfolio	62.64%
Voya U.S. Stock Index Portfolio	99.95%
VY® JPMorgan Small Cap Core Equity Portfolio	0.16%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Large Cap Value Portfolio	$6,165,504
Voya U.S. Stock Index Portfolio	$400,838,070
VY® CBRE Real Estate Portfolio	$11,849,210
VY® JPMorgan Small Cap Core Equity Portfolio	$31,177,272

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

TAX INFORMATION (UnaUdited) (continUed)

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

__________

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Trustee of the Board

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management(March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink 1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present);Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

____________

(1)       The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Balanced Income Portfolio, Voya High Yield Portfolio, Voya Large Cap Growth Portfolio, Voya Large Cap Value Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, VY® CBRE Real Estate Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, CBRE Investment Management List Real Assets LLC, and JPMorgan Investment Management Inc., the respective sub-advisers to each Portfolio (the “Sub-Advisers”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Advisers (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board:(1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or a Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (CONTINUED)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Advisers are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Advisers, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and each Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category, except for Voya U.S. Stock Index Portfolio, as discussed below, and primary benchmark, a broad-based securities market index. In addition, the Board considered Voya Limited Maturity

Bond Portfolio’s investment performance compared to an additional performance peer group that is approved by the Board due to the investment structure or strategy of that Portfolio. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

In assessing the investment management and sub-advisory relationships, with respect to Voya U.S. Stock Index Portfolio which seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index over certain time periods.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Advisers as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, the Portfolios may have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Advisers could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Advisers to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Advisers, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (CONTINUED)

and non-Voya-affiliated Sub-Advisers with respect to sub-advisory fee schedules, and that the Manager is responsible for paying the fees of the Sub-Advisers.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of Voya High Yield Portfolio, Voya Limited Maturity Bond Portfolio, Voya U.S. Stock Index Portfolio, and VY® JPMorgan Small Cap Core Equity Portfolio under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers that are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers with respect to the negotiation of sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Advisers and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager’s and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (CONTINUED)

lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Balanced Income Portfolio

In considering whether to approve the renewal of the Contracts for Voya Balanced Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the three-year and five-year periods, the fourth quintile for the year-to-date period, and the fifth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection on the Portfolio’s performance; (2) the competitiveness of the Portfolio’s performance during certain periods; and (3) the recent changes to the Portfolio’s portfolio management team.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya High Yield Portfolio

In considering whether to approve the renewal of the Contracts for Voya High Yield Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the second quintile for the five-year and ten-year periods, and the fourth quintile for the one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to date period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya Large Cap Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Large Cap Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date and ten-year periods, and the fourth quintile for the one-year, three-year and five-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact of security selection on the Portfolio’s performance; and (3) the recent changes to the Portfolio’s portfolio management team and that it is reasonable to provide more time for the purpose of evaluating any impact on performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (CONTINUED)

second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Large Cap Value Portfolio

In considering whether to approve the renewal of the Contracts for Voya Large Cap Value Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the one-year, three-year and five-year periods, and the second quintile for the year-to-date and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

Voya Limited Maturity Bond Portfolio

In considering whether to approve the renewal of the Contracts for Voya Limited Maturity Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the five-year and ten-year periods, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the three-year and ten-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of sector allocation on the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya U.S. Stock Index Portfolio

In considering whether to approve the renewal of the Contracts for Voya U.S. Stock Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its index, and management’s representations that such difference was reasonable and within expectations.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the fourth quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure; and (2) its belief that the Portfolio’s pricing is competitive.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (CONTINUED)

VY® CBRE Real Estate Portfolio

In considering whether to approve the renewal of the Contracts for VY® CBRE Real Estate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, three-year and five-year periods and the second quintile for the one-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group.

VY® JPMorgan Small Cap Core Equity Portfolio

In considering whether to approve the renewal of the Contracts for VY® JPMorgan Small Cap Core Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the ten-year period, the third quintile for the five-year period, and the fourth quintile for the year-to-date, one-year and three-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the impact of security selection and asset allocation of the Portfolio’s performance; and (2) the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s net expense ratio; and (2) the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116
Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286
Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	VPAR-VIT2AISS2 (1223)

Annual Report

December 31, 2023

Voya Investors Trust

■	VY® BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S

Voya Variable Insurance Trust

■	VY® BrandywineGLOBAL – Bond Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, assetbacked and corporate debt securities.
Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index”)	A market index comprised of all U.S. Treasury Inflation Linked Securities.

1

VY® BlackRock Inflation Protected Bond Portfolio	Portfolio Managers’ rePort

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, and David Rogal, Portfolio Managers of BlackRock Financial Management, Inc. – the Sub-Adviser.

Performance: For the year ended December 31, 2023, the Portfolio’s Class I shares provided a total return of 4.30% compared to the Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index” or “TIPS”) which returned 3.90% for the same period.

Portfolio Specifics: 2023 was a volatile year for macroeconomic data and interest rates. The Portfolio’s tactical long when earlier in the year the team added a long breakeven position on the view that inflation would remain stickier than the market expected. As that dynamic played out, inflation expectations increased. The team later unwound the position in June. Risk assets in general performed extremely well over the year as the US economy was more resilient than expected. Given this dynamic the Portfolio’s structural long position in rental-linked commercial mortgage-backed (“CMBS”) securities, primarily focused in single family rentals (SFR) contributed positively to the Portfolio. Increasing rental prices and a broad positive risk sentiment led to strong performance. Another contributor for the period was the Portfolio’s tactical long position in Agency mortgage-backed securities (“MBS”) which outperformed due to spreads being at historically wide levels while performance was strong late in the year. The Portfolio’s short position in European inflation contributed positively to performance driven by moderating inflation in the euro region. Our relative value strategies also added to performance.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
U.S. Treasury Obligations	51.7%
Corporate Bonds/Notes	26.1%
U.S. Government Agency Obligations	19.0%
Commercial Mortgage-Backed Securities	4.9%
Collateralized Mortgage Obligations	1.8%
Asset-Backed Securities	1.7%
Sovereign Bonds	1.5%
Municipal Bonds	0.1%
Liabilities in Excess of Other Assets*	(6.8)%
Net Assets	100.0%
* Includes short-term investments and purchased options.
Portfolio holdings are subject to change daily.

The Portfolio’s underweight position in Japanese rates was a notable detractor from returns. The combination of the Bank of Japan’s lack of policy shift for much of the year, increased volatility, and Japanese nominal rates falling over parts of the year detracted from performance. Meanwhile, tactical positioning in US rates detracted over the period. At the start of the year, the position outperformed where the Portfolio was long duration in January before moving to an underweight in February as stickier inflation led rates to sell off. The team flipped the position back to being overweight duration in late June given our view that inflation was likely to come in softer than expected in the second half of the year, allowing the market to remove more hawkish Fed outcomes. While the Portfolio’s inflation conviction was correct with CPI printing more softly, strong growth and economic data broadly in the US resulted in rates selling off causing our overweight duration position to detract. The Portfolio’s overweight position was concentrated in the front end of the curve which shielded the Portfolio from further losses as the curve steepened. The team moved to a short duration position in the fourth quarter on the view that the market had begun to price in far too many rate cuts in 2024. While conviction remains in that view, the shift was too early and thus detracted from returns. Lastly, the Portfolio’s position in FX was a detractor for the period. While European inflation fell further relative to the US, the USD surprised to the upside and strengthened against the euro. Additionally, as the BoJ held rates, the yen weakened against the USD.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
United States Treasury Inflation Indexed Notes, 0.625%, 07/15/32	3.7%
United States Treasury Inflation Indexed Notes, 1.125%, 01/15/33	3.7%
United States Treasury Inflation Indexed Notes, 1.375%, 07/15/33	3.6%
United States Treasury Inflation Indexed Notes, 0.125%, 01/15/32	3.3%
Uniform Mortgage-Backed Securities, 5.500%, 01/01/54	3.2%
United States Treasury Inflation Indexed Notes, 0.125%, 07/15/31	3.1%
Uniform Mortgage-Backed Securities, 5.000%, 01/01/54	2.9%
United States Treasury Inflation Indexed Notes, 1.250%, 04/15/28	2.6%
United States Treasury Inflation Indexed Notes, 0.750%, 07/15/28	2.5%
United States Treasury Inflation Indexed Notes, 0.125%, 01/15/31	1.8%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: As 2024 unfolds, we expect economic data to soften, inflation to continue to move back towards the Federal Reserve’s target and for the Fed to be able to recalibrate policy beginning in the second half of 2024. We believe the market is currently pricing in too many rate cuts for 2024 and thus are underweight duration in the front end of the curve. We are long US breakevens as the market is pricing a quick return to the Fed’s 2% target and are long spread risk in portions of the market that we believe are attractive.

2

Portfolio Managers’ rePort	VY® BlackRock Inflation Protected Bond Portfolio

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

VY® BlackRock Inflation Protected Bond Portfolio	Portfolio Managers’ rePort

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	3.83%	2.28%	1.35%
Class I	4.30%	2.87%	1.95%
Class S	4.17%	2.64%	1.70%
TIPS Index	3.90%	3.15%	2.42%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown both without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments. com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily

4

Portfolio Managers’ rePort	VY® Brandywine global - Bond Portfolio

VY® BrandywineGLOBAL - Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). – the Sub-Adviser

Performance: For the year ended December 31, 2023, the Portfolio’s shares provided a total return of 5.53% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned 5.53% for the same period.

Portfolio Specifics — For the year ended December 31, 2023, the Portfolio performed inline the Bloomberg U.S. Aggregate Bond. We maintained an overweight duration position in the Portfolio for the full calendar year in 2023. The decision to overweight duration was driven by a combination of macro and value factors. Most notably, we expected the Fed’s aggressive rate hiking cycle to slow inflation and growth and bond valuations looked attractive. Our long-duration posturing proved to be the primary driver to relative performance during the calendar year, with much of the outperformance coming in the later part of the year.

Investment Type Allocation
as of December 31, 2023
(as a percentage of net assets)
U.S. Government Agency Obligations	50.8%
U.S. Treasury Obligations	39.2%
Corporate Bonds/Notes	5.5%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Looking back over the year, the US Fixed Income market rallied during the first quarter, but those gains were erased in the second and third quarters. The market’s setback was triggered by expectations for a “higher for longer” interest rate environment given persistent inflation. The market then rallied sharply over the fourth quarter, as the Federal Reserve (“Fed”) “pivoted” by indicating an end to its monetary tightening campaign and announcing its intention to cut rates three times in 2024 as inflation normalized. All told, the 10-year U.S. Treasury fell 71 basis points during the fourth quarter, ending at 3.88%. The decline was noteworthy, as the 10-year yield briefly exceeded 5.0% in October.

On the positioning front, we decreased exposure to investment grade corporate positions early in the year and increased exposure to agency mortgage-backed securities (“MBS”). We made this change due to tight corporate credit spreads and attractive spreads and yields within the agency MBS market. We actively managed our US Treasury exposure during the year, generally favoring the 5-, 10- and 30-year portions of the market. The strategy remains overweight U.S. Treasury duration. We maintain the belief that U.S. Treasuries offer value in both soft and hard-landing scenarios, with potentially greater rewards in the event of a hard landing.

Top Ten Holdings
as of December 31, 2023
(as a percentage of net assets)
United States Treasury Notes, 3.875%, 08/15/33	17.8%
United States Treasury Bonds, 3.000%, 08/15/52	12.1%
Federal Home Loan Banks, 4.875%, 09/13/24	8.0%
Uniform Mortgage-Backed Securities, 4.000%, 06/01/52	7.8%
United States Treasury Notes, 4.125%, 11/15/32	5.2%
Uniform Mortgage-Backed Securities, 4.500%, 09/01/52	4.4%
Uniform Mortgage-Backed Securities, 5.000%, 11/01/52	4.3%
Uniform Mortgage-Backed Securities, 5.500%, 11/01/52	3.6%
Ginnie Mae, 5.500%, 04/20/53	3.4%
Ginnie Mae, 5.500%, 05/20/53	2.9%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: A U.S. economic soft landing appears to be the most likely scenario in 2024, although recession risks remain. We expect the economy to continue to slow as higher rates make their way through the economy. Fiscal policy, which has played a significant role in U.S. economic resilience, is likely to be less supportive in 2024. On the other hand, in our view, a strong labor market combined with rate cuts could allow the economy to avoid recession. In our opinion with inflation falling sharply, growth slowing, and the Fed about to embark on a ratecutting cycle, the macro environment appears generally favorable for bonds in 2024.

5

VY® Brandywine global - Bond Portfolio	Portfolio Managers’ rePort

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

6

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINE GLOBAL - BOND PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2023
			Since
	1 Year	5 Year	Inception
VY® BrandywineGLOBAL- Bond Portfolio	5.53%	4.00%	2.71%(1)
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.32%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL – Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown both without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments. com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub- adviser. The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

(1)	Portfolio incepted on February 20, 2015.

7

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2023*

VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$1,016.30	1.22%	$6.20	$1,000.00	$1,019.06	1.22%	$6.21
Class I	1,000.00	1,018.90	0.62	3.16	1,000.00	1,022.08	0.62	3.16
Class S	1,000.00	1,017.70	0.87	4.42	1,000.00	1,020.82	0.87	4.43
VY® BrandywineGLOBAL- Bond Portfolio
Portfolio	$1,000.00	$1,025.40	0.55%	$2.81	$1,000.00	$1,022.43	0.55%	$2.80

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY®BrandywineGLOBAL – Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL – Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

9

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Brandywine GLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$234,667,959	$218,354,679
Short-term investments at fair value†	419,879	5,632,805
Cash collateral for futures contracts	–	3,779,984
Cash pledged for centrally cleared swaps (Note 2)	3,158,000	–
Foreign currencies at value‡	128,522	–
Receivables:
Investment securities and currencies sold	4,934,914	–
Investment securities sold on a delayed-delivery or when-issued basis	5,946,852	–
Fund shares sold	114,893	145,214
Dividends	2,308	18,979
Interest	1,323,223	1,890,388
Variation margin on futures contracts	59,682	–
Unrealized appreciation on forward foreign currency contracts	4,207	–
Unrealized appreciation on OTC swap agreements	230,593	–
Prepaid expenses	2,201	2,274
Other assets	17,873	6,488
Total assets	251,011,106	229,830,811

LIABILITIES:
Payable for investment securities and currencies purchased	5,431,399	1,089,448
Payable for investment securities purchased on a delayed-delivery or when-issued basis	22,749,193	–
Payable for fund shares redeemed	119,970	122,888
Sales commitments^^^	2,162,083	–
Unrealized depreciation on forward foreign currency contracts	2,922	–
Upfront payments received on OTC swap agreements	19,896	–
Unrealized depreciation on OTC swap agreements	4,642	–
Variation margin payable on centrally cleared swaps	1,263	–
Cash received as collateral for OTC derivatives (Note 2)	50,000	–
Payable for investment management fees	91,948	95,174
Payable for distribution and shareholder service fees	43,445	–
Payable to trustees under the deferred compensation plan (Note 6)	17,873	6,488
Payable for trustee fees	594	586
Other accrued expenses and liabilities	95,226	44,974
Written options, at fair value^	757,848	–
Total liabilities	31,548,302	1,359,558
NET ASSETS	$219,462,804	$228,471,253

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$306,764,060	$252,574,860
Total distributable loss	(87,301,256)	(24,103,607)
NET ASSETS	$219,462,804	$228,471,253

* Cost of investments in securities	$245,972,524	$217,433,720
† Cost of short-term investments	$419,879	$5,632,805
‡ Cost of foreign currencies	$125,794	$—
^ Premiums received on written options	$688,551	$—
^^^ Proceeds receivable from sales commitments	$2,119,517	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2023 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Brandywine GLOBAL — Bond Portfolio
Class ADV
Net assets	$38,744,660	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,394,054	n/a
Net asset value and redemption price per share	$8.82	n/a

Class I
Net assets	$69,071,217	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	7,513,879	n/a
Net asset value and redemption price per share	$9.19	n/a

Class S
Net assets	$111,646,927	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	12,244,606	n/a
Net asset value and redemption price per share	$9.12	n/a

Portfolio(1)
Net assets	n/a	$228,471,253
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	23,811,661
Net asset value and redemption price per share	n/a	$9.59

(1)	Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2023

	VY® BlackRock Inflation Protected Bond Portfolio	VY® Brandywine GLOBAL — Bond Portfolio
INVESTMENT INCOME:
Dividends	$155,137	$246,005
Interest, net of foreign taxes withheld*	10,076,366 (1)	10,446,617
Other	1,144	1,126
Total investment income	10,232,647	10,693,748
EXPENSES:
Investment management fees	1,286,623	1,172,527
Distribution and shareholder service fees:
Class ADV	246,117	—
Class S	306,408	—
Transfer agent fees:		1,214
Class ADV	11,392	—
Class I	20,481	—
Class S	34,040	—
Shareholder reporting expense	11,034	3,327
Professional fees	54,115	71,002
Custody and accounting expense	150,391	24,076
Trustee fees	5,934	5,863
Miscellaneous expense	17,619	15,590
Interest expense	2,239	—
Total expenses	2,146,393	1,293,599
Waived and reimbursed fees	(118,665)	—
Net expenses	2,027,728	1,293,599
Net investment income	8,204,919	9,400,149
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(18,529,081)	(16,993,269)
Forward foreign currency contracts	(51,186)	—
Foreign currency related transactions	(38,227)	—
Futures	3,517,056	(4,234,217)
Swaps	1,539,033	—
Written options	804,459	—
Net realized loss	(12,757,946)	(21,227,486)
Net change in unrealized appreciation (depreciation) on:
Investments	18,737,276	22,432,460
Forward foreign currency contracts	11,891	—
Foreign currency related transactions	(3,437)	—
Futures	(2,593,231)	3,508,124
Swaps	(1,894,180)	—
Written options	(118,970)	—
Sales commitments	(70,534)	—
Net change in unrealized appreciation (depreciation)	14,068,815	25,940,584
Net realized and unrealized gain	1,310,869	4,713,098
Increase in net assets resulting from operations	$9,515,788	$14,113,247
* Foreign taxes withheld	$20,699	$—

(1)	Includes net inflationary and deflationary adjustments. See Note 2 of the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$8,204,919	$11,610,939	$9,400,149	$4,766,216
Net realized gain (loss)	(12,757,946)	114,756	(21,227,486)	(16,480,642)
Net change in unrealized appreciation (depreciation)	14,068,815	(52,631,376)	25,940,584	(26,396,665)
Increase (decrease) in net assets resulting from operations	9,515,788	(40,905,681)	14,113,247	(38,111,091)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):	—	—	(5,046,842)	(17,111,781)
Class ADV	(1,253,985)	(1,666,644)	—	—
Class I	(2,616,072)	(3,241,222)	—	—
Class S	(4,021,674)	(5,726,059)	—	—
Return of capital:
Class ADV	—	(251,719)	—	—
Class I	—	(413,119)	—	—
Class S	—	(766,743)	—	—
Total distributions	(7,891,731)	(12,065,506)	(5,046,842)	(17,111,781)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	21,083,454	37,100,330	52,927,045	84,693,352
Reinvestment of distributions	7,891,731	12,065,506	5,046,842	17,111,781
	28,975,185	49,165,836	57,973,887	101,805,133
Cost of shares redeemed	(65,352,589)	(66,619,636)	(104,883,514)	(123,596,753)
Net decrease in net assets resulting from capital share transactions	(36,377,404)	(17,453,800)	(46,909,627)	(21,791,620)
Net decrease in net assets	(34,753,347)	(70,424,987)	(37,843,222)	(77,014,492)

NET ASSETS:
Beginning of year or period	254,216,151	324,641,138	266,314,475	343,328,967
End of year or period	$219,462,804	$254,216,151	$228,471,253	$266,314,475

See Accompanying Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-23	8.76	0.27•	0.06	0.33	0.27	—	—	0.27	—	8.82	3.83	1.27	1.22	1.22	3.09	38,745	297
12-31-22	10.51	0.35•	(1.73)	(1.38)	0.32	—	0.05	0.37	—	8.76	(13.34)	1.23	1.18	1.18	3.70	43,212	231
12-31-21	10.28	0.22•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05	0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11	0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
Class I
12-31-23	9.13	0.34•	0.05	0.39	0.33	—	—	0.33	—	9.19	4.30	0.67	0.62	0.62	3.70	69,071	297
12-31-22	10.94	0.42•	(1.79)	(1.37)	0.39	—	0.05	0.44	—	9.13	(12.74)	0.63	0.58	0.58	4.27	77,275	231
12-31-21	10.68	0.30•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12	0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18	0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
Class S
12-31-23	9.05	0.31•	0.06	0.37	0.30	—	—	0.30	—	9.12	4.17	0.92	0.87	0.87	3.43	111,647	297
12-31-22	10.85	0.40•	(1.79)	(1.39)	0.36	—	0.05	0.41	—	9.05	(13.03)	0.88	0.83	0.83	4.06	133,729	231
12-31-21	10.60	0.26•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09	0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15	0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
VY® BrandywineGLOBAL- Bond Portfolio

12-31-23	9.29	0.38•	0.13	0.51	0.21	—	—	0.21	—	9.59	5.53	0.55	0.55	0.55	4.01	228,471	126
12-31-22	11.22	0.16•	(1.45)	(1.29)	0.11	0.53	—	0.64	—	9.29	(11.89)	0.55	0.56	0.56	1.60	266,314	184
12-31-21	12.03	0.10•	0.04	0.14	0.19	0.76	—	0.95	—	11.22	1.15	0.54	0.58	0.58	0.84	343,329	57
12-31-20	10.51	0.22•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty- two active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/ losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the

15

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid, and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets.

Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2023, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $431,433 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC inflation- linked swaps were they to be unwound as of December 31, 2023. At December 31, 2023, BlackRock Inflation Protected Bond had received $50,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2023, BlackRock Inflation Protected Bond had a liability position of $690,808 on forward foreign currency contracts, OTC credit default swaps, and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2023, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2023, BlackRock Inflation Protected Bond had not pledged any cash collateral for its open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2023, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar- denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond had average contract amounts of $1,761,450 and $3,118,356 on forward foreign currency contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2023.

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2023, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended December 31, 2023, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$77,279,106	$55,122,262
Bond Portfolio	126,348,928	—

Please refer to the tables within Portfolio of Investments for open futures contracts for BlackRock Inflation Protected Bond and Bond Portfolio at December 31, 2023.

At December 31, 2023, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $1,250,000 as collateral for open futures contracts.

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond had purchased and written options on exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $118,800,026 and $116,468,900, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for open purchased and written options on exchange-traded futures contracts at December 31, 2023.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond had purchased and written interest

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $68,429,168 and $66,835,999, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2023.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond had purchased and written foreign currency options to manage its foreign exchange exposure. BlackRock Inflation Protected Bond had an average notional value of $3,147,164 and $3,147,164, respectively on purchased and written foreign currency options. There were no open purchased or written foreign currency options at December 31, 2023.

K. Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/ selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/ performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond sold credit protection on credit default swap indices (“CDX”) with an average notional amount of $1,870,850 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at December 31, 2023.

During the year ended December 31, 2023, BlackRock Inflation Protected Bond bought credit protection on certain single-name issuers (corporate or sovereign) with an average notional amount of $732,000 to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which the Portfolio is not otherwise exposed.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2023, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $25,761,117.

For the year ended December 31, 2023, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount on short interest rate swaps for BlackRock Inflation Protected Bond was $8,233,882.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2023.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2023, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $3,537,714.

For the year ended December 31, 2023, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“short inflation- linked swap”). Average notional amount on short inflation linked-bonds was $115,388,605.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2023.

At December 31, 2023, BlackRock Inflation Protected Bond pledged $3,158,000 in cash collateral for open centrally cleared swaps.

L. Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M.  Securities Lending. Each Portfolio may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N. Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by BlackRock Inflation Protected Bond at December 31, 2023.

O. Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities, were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$239,263,170	$251,459,265
Bond Portfolio	4,441,863	52,538,844

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$341,173,193	$349,879,189
Bond Portfolio	279,233,347	276,815,326

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected	0.55% on the first $200 million;
Bond(1)	0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.05% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub- advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/ or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	19.06%
Voya Solution 2025 Portfolio	Bond Portfolio	13.05
Voya Solution 2035 Portfolio	Bond Portfolio	12.35
Voya Solution Income Portfolio	Bond Portfolio	9.39
Voya Solution Moderately Aggressive Portfolio	Bond Portfolio	7.87

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$64,940

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected	Class ADV: 1.23%
Bond	Class I: 0.63%
Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreements are contractual through May 1, 2024 and shall renew automatically for one- year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2023:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	9	$1,468,000	6.10%

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

BlackRock Inflation Protected Bond
Class ADV
12/31/2023	300,597	—	142,664	(980,003)	—	(536,742)	2,682,282	—	1,253,985	(8,599,596)	—	(4,663,329)
12/31/2022	742,141	—	201,639	(1,424,707)	—	(480,927)	7,118,548	—	1,918,363	(13,507,332)	—	(4,470,421)
Class I
12/31/2023	1,705,465	—	285,505	(2,945,229)	—	(954,259)	15,616,749	—	2,616,072	(26,971,145)	—	(8,738,324)
12/31/2022	1,613,713	—	370,479	(2,199,454)	—	(215,262)	15,791,074	—	3,654,341	(21,908,961)	—	(2,463,546)
Class S
12/31/2023	304,172	—	442,310	(3,274,121)	—	(2,527,639)	2,784,423	—	4,021,674	(29,781,848)	—	(22,975,751)
12/31/2022	1,396,821	—	661,960	(3,220,032)	—	(1,161,251)	14,190,708	—	6,492,802	(31,203,343)	—	(10,519,833)
Bond Portfolio
12/31/2023	5,634,277	—	535,758	(11,014,776)	—	(4,844,741)	52,927,045	—	5,046,842	(104,883,514)	—	(46,909,627)
12/31/2022	8,077,848	—	1,724,978	(11,748,216)	—	(1,945,390)	84,693,352	—	17,111,781	(123,596,753)	—	(21,791,620)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-

backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2023, the Portfolios did not have any outstanding securities on loan.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, straddle loss deferrals, swaps and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2023:

	Paid-in Capital	Distributable Earnings
BlackRock Inflation Protected Bond	$2,529	$(2,529)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
	Ordinary Income	Ordinary Income	Long-term Capital Gains	Return of Capital
BlackRock Inflation Protected Bond	$7,891,731	$10,633,925	$—	$1,431,581
Bond Portfolio	5,046,842	11,934,135	5,177,646	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
	Income	(Depreciation)	Amount	Character	Earnings/(Loss)
BlackRock Inflation Protected Bond	$79,598	$(15,331,247)	$(10,849,324)	Short-term	$(87,301,256)
			(61,200,283)	Long-t erm
			$(72,049,607)
Bond Portfolio	9,402,332	176,932	(26,875,666)	Short-term	(24,103,607)
			(6,807,205)	Long-term
			$(33,682,871)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 14 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2023 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

Dividends: Subsequent to December 31, 2023, the following Portfolio paid dividends from net investment income of:

	Per Share Amount	Payable Date	Record Date
BlackRock Inflation Protected Bond
Class ADV	$0.0058	February 1, 2024	January 30, 2024
Class I	$0.0101	February 1, 2024	January 30, 2024
Class S	$0.0083	February 1, 2024	January 30, 2024

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

29

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: 51.7%
	United States Treasury Inflation Indexed Bonds: 19.3%
2,365,000	0.125%, 02/15/2051	$1,732,654	0.8
3,005,000	0.125%, 02/15/2052	2,039,170	0.9
2,776,390	0.250%, 02/15/2050	1,812,485	0.8
2,736,660	0.625%, 02/15/2043	2,140,081	1.0
3,573,818	0.750%, 02/15/2042	2,899,732	1.3
4,207,123 (1)	0.750%, 02/15/2045	3,293,138	1.5
2,759,444	0.875%, 02/15/2047	2,177,266	1.0
2,181,463	1.000%, 02/15/2046	1,786,605	0.8
1,721,785	1.000%, 02/15/2048	1,390,978	0.6
240,000	1.000%, 02/15/2049	236,507	0.1
3,735,996 (1)	1.375%, 02/15/2044	3,342,874	1.5
2,923,988	1.500%, 02/15/2053	2,653,834	1.2
710,812 (1)	1.750%, 01/15/2028	706,649	0.3
1,325,687	2.125%, 02/15/2040	1,362,767	0.6
2,247,920	2.125%, 02/15/2041	2,310,700	1.1
2,325,000	2.375%, 10/15/2028	2,406,251	1.1
2,092,224	2.500%, 01/15/2029	2,163,635	1.0
1,274,020	3.375%, 04/15/2032	1,426,146	0.7
2,545,224	3.625%, 04/15/2028	2,727,431	1.3
3,336,974	3.875%, 04/15/2029	3,679,791	1.7
		42,288,694	19.3
	United States Treasury Inflation Indexed Notes: 32.3%
1,974,307	0.125%, 10/15/2025	1,898,702	0.9
1,845,000	0.125%, 10/15/2026	1,973,090	0.9
98,072	0.125%, 04/15/2027	92,179	0.0
1,201,819	0.125%, 01/15/2030	1,089,811	0.5
4,050,034	0.125%, 07/15/2030	3,660,765	1.7
4,491,258	0.125%, 01/15/2031	4,011,092	1.8
7,559,185	0.125%, 07/15/2031	6,724,277	3.1
8,246,631 (1)	0.125%, 01/15/2032	7,247,455	3.3
3,065,000	0.250%, 07/15/2029	3,408,562	1.5
207,530	0.375%, 07/15/2027	197,253	0.1
8,863,244	0.625%, 07/15/2032	8,102,560	3.7
5,779,176	0.750%, 07/15/2028	5,532,684	2.5
1,776,900	0.875%, 01/15/2029	2,072,852	0.9
8,474,780 (1)	1.125%, 01/15/2033	8,023,118	3.7
5,754,401	1.250%, 04/15/2028	5,606,421	2.6
8,115,000	1.375%, 07/15/2033	7,976,573	3.6
3,300,800	1.625%, 10/15/2027	3,403,311	1.5
		71,020,705	32.3
	United States Treasury Notes: 0.1%
160,000	3.875%, 08/15/2033	159,850	0.1
	Total U.S. Treasury Obligations (Cost $122,549,625)	113,469,249	51.7

CORPORATE BONDS/NOTES: 26.1%
	Basic Materials: 0.1%
65,000 (2)	Glencore Funding LLC, 3.875%, 10/27/2027	62,868	0.0
142,000 (2)	Glencore Funding LLC, 6.375%, 10/06/2030	152,613	0.1
32,000	Newmont Corp., 2.600%, 07/15/2032	27,374	0.0
		242,855	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: 2.7%
207,000	AT&T, Inc., 3.550%, 09/15/2055	$148,971	0.1
149,000	AT&T, Inc., 3.650%, 09/15/2059	106,917	0.0
323,000	AT&T, Inc., 4.300%, 02/15/2030	316,556	0.1
175,000	AT&T, Inc., 4.500%, 03/09/2048	152,881	0.1
264,000	AT&T, Inc., 5.400%, 02/15/2034	272,374	0.1
213,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.900%, 06/01/2052	143,452	0.1
88,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	55,461	0.0
338,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 4.800%, 03/01/2050	262,070	0.1
223,000	Comcast Corp., 2.937%, 11/01/2056	146,803	0.1
46,000	Comcast Corp., 3.750%, 04/01/2040	39,594	0.0
145,000	Comcast Corp., 4.800%, 05/15/2033	146,873	0.1
155,000	FactSet Research Systems, Inc., 3.450%, 03/01/2032	138,936	0.1
109,000	Meta Platforms, Inc., 5.750%, 05/15/2063	119,464	0.1
259,000	Motorola Solutions, Inc., 2.750%, 05/24/2031	221,520	0.1
33,000	Motorola Solutions, Inc., 5.500%, 09/01/2044	32,894	0.0
100,000	Motorola Solutions, Inc., 5.600%, 06/01/2032	103,234	0.0
423,000	Sprint LLC, 7.125%, 06/15/2024	425,120	0.2
543,000	Sprint LLC, 7.625%, 02/15/2025	552,837	0.3
678,000	Sprint LLC, 7.625%, 03/01/2026	708,749	0.3
187,000	T-Mobile USA, Inc., 3.750%, 04/15/2027	181,433	0.1
78,000	T-Mobile USA, Inc., 4.800%, 07/15/2028	78,700	0.0
234,000	Verizon Communications, Inc., 1.750%, 01/20/2031	192,572	0.1

See Accompanying Notes to Financial Statements

30

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Communications: (continued)
419,000	Verizon Communications, Inc., 2.100%, 03/22/2028	$379,211	0.2
362,000	Verizon Communications, Inc., 2.550%, 03/21/2031	312,234	0.1
10,000	Verizon Communications, Inc., 2.650%, 11/20/2040	7,212	0.0
265,000	Verizon Communications, Inc., 4.400%, 11/01/2034	255,137	0.1
402,000	Verizon Communications, Inc., 5.050%, 05/09/2033	410,307	0.2
		5,911,512	2.7

	Consumer, Cyclical: 0.1%
43,000	Lowe’s Cos., Inc., 1.700%, 09/15/2028	38,063	0.0
190,000	Lowe’s Cos., Inc., 1.700%, 10/15/2030	157,905	0.1
81,000	Lowe’s Cos., Inc., 3.650%, 04/05/2029	78,137	0.0
35,000	Tapestry, Inc., 7.850%, 11/27/2033	37,354	0.0
		311,459	0.1

	Consumer, Non-cyclical: 3.0%
445,000	AbbVie, Inc., 4.500%, 05/14/2035	435,511	0.2
155,000	Altria Group, Inc., 2.450%, 02/04/2032	126,498	0.1
109,000	Altria Group, Inc., 3.400%, 02/04/2041	79,942	0.0
274,000	Altria Group, Inc., 4.800%, 02/14/2029	273,377	0.1
115,000	Altria Group, Inc., 6.875%, 11/01/2033	126,723	0.1
278,000	Amgen, Inc., 4.050%, 08/18/2029	272,330	0.1
100,000	Amgen, Inc., 4.200%, 02/22/2052	84,757	0.0
318,000	Amgen, Inc., 5.150%, 03/02/2028	325,684	0.1
121,000	Amgen, Inc., 5.650%, 03/02/2053	127,395	0.1
168,000	Amgen, Inc., 5.750%, 03/02/2063	176,467	0.1
41,000	BAT Capital Corp., 4.540%, 08/15/2047	31,547	0.0
20,000	BAT Capital Corp., 4.758%, 09/06/2049	15,883	0.0
46,000	BAT Capital Corp., 7.079%, 08/02/2043	48,897	0.0
114,000	BAT Capital Corp., 7.081%, 08/02/2053	121,988	0.1
446,000	BAT International Finance PLC, 4.448%, 03/16/2028	438,976	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
320,000 (2)	Bayer US Finance LLC, 6.375%, 11/21/2030	$329,475	0.2
150,000	BHSH System Obligated Group 19A, 3.487%, 07/15/2049	115,093	0.1
225,000	CommonSpirit Health, 2.782%, 10/01/2030	195,197	0.1
300,000	CommonSpirit Health, 3.817%, 10/01/2049	237,909	0.1
291,000	CVS Health Corp., 5.000%, 01/30/2029	296,498	0.1
24,000	Elevance Health, Inc., 5.125%, 02/15/2053	24,060	0.0
115,000	Elevance Health, Inc., 6.100%, 10/15/2052	130,506	0.1
300,000	Franciscan Missionaries of Our Lady Health System, Inc. B, 3.914%, 07/01/2049	233,872	0.1
380,000	Gilead Sciences, Inc., 2.600%, 10/01/2040	280,063	0.1
119,000	Global Payments, Inc., 4.950%, 08/15/2027	119,264	0.1
101,000	HCA, Inc., 3.500%, 09/01/2030	91,586	0.0
51,000	HCA, Inc., 5.200%, 06/01/2028	51,556	0.0
107,000	HCA, Inc., 5.625%, 09/01/2028	109,575	0.0
273,000	HCA, Inc., 5.875%, 02/01/2029	282,030	0.1
150,000	Kaiser Foundation Hospitals 2021, 3.002%, 06/01/2051	106,973	0.0
175,000	Mount Nittany Medical Center Obligated Group 2022, 3.799%, 11/15/2052	138,362	0.1
204,000	Pfizer Investment Enterprises Pte Ltd., 4.750%, 05/19/2033	204,533	0.1
33,000	Pfizer Investment Enterprises Pte Ltd., 5.300%, 05/19/2053	33,714	0.0
236,000	Pfizer Investment Enterprises Pte Ltd., 5.340%, 05/19/2063	238,461	0.1
130,000	Philip Morris International, Inc., 4.875%, 02/15/2028	131,465	0.1
25,000 (2)	S&P Global, Inc., 5.250%, 09/15/2033	26,174	0.0
129,000	Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	124,148	0.1
16,000	Thermo Fisher Scientific, Inc., 2.000%, 10/15/2031	13,488	0.0

See Accompanying Notes to Financial Statements

31

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical: (continued)
187,000	Thermo Fisher Scientific, Inc., 5.086%, 08/10/2033	$195,000	0.1
139,000	UnitedHealth Group, Inc., 2.900%, 05/15/2050	97,360	0.0
114,000	UnitedHealth Group, Inc., 5.050%, 04/15/2053	115,269	0.1
		6,607,606	3.0

	Energy: 5.5%
40,000	Apache Corp., 4.750%, 04/15/2043	31,543	0.0
104,000	Apache Corp., 5.100%, 09/01/2040	89,271	0.0
254,000 (2)	Cameron LNG LLC, 3.302%, 01/15/2035	216,545	0.1
288,000 (2)	Cameron LNG LLC, 3.402%, 01/15/2038	243,412	0.1
271,000	Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	256,133	0.1
663,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	666,687	0.3
402,000	Cheniere Energy Partners L.P., 3.250%, 01/31/2032	343,009	0.2
207,000	Cheniere Energy Partners L.P., 4.000%, 03/01/2031	188,467	0.1
485,000	Cheniere Energy Partners L.P., 4.500%, 10/01/2029	464,510	0.2
152,000 (2)	Cheniere Energy Partners L.P., 5.950%, 06/30/2033	156,255	0.1
125,000	Devon Energy Corp., 4.500%, 01/15/2030	120,113	0.1
649,000	Diamondback Energy, Inc., 3.125%, 03/24/2031	577,158	0.3
615,000	Diamondback Energy, Inc., 3.250%, 12/01/2026	595,906	0.3
1,397,000	Diamondback Energy, Inc., 3.500%, 12/01/2029	1,298,349	0.6
17,000	Energy Transfer L.P., 3.900%, 05/15/2024	16,875	0.0
186,000	Energy Transfer L.P., 5.000%, 05/15/2050	166,127	0.1
819,000	Energy Transfer L.P., 5.500%, 06/01/2027	829,551	0.4
106,000	Energy Transfer L.P., 6.250%, 04/15/2049	109,857	0.1
96,000	Energy Transfer L.P., 6.400%, 12/01/2030	102,753	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
30,000	Energy Transfer L.P., 6.550%, 12/01/2033	$32,599	0.0
425,000 (2)	EQT Corp., 3.625%, 05/15/2031	380,088	0.2
143,000	EQT Corp., 3.900%, 10/01/2027	136,890	0.1
463,000	EQT Corp., 5.700%, 04/01/2028	470,275	0.2
207,000	Kinder Morgan, Inc., 5.200%, 06/01/2033	205,867	0.1
25,000	Kinder Morgan, Inc., 5.450%, 08/01/2052	23,957	0.0
96,000 (2)	NGPL PipeCo LLC, 3.250%, 07/15/2031	83,406	0.0
365,000 (2)	NGPL PipeCo LLC, 4.875%, 08/15/2027	358,686	0.2
462,000	Northwest Pipeline LLC, 4.000%, 04/01/2027	456,469	0.2
66,000	ONEOK, Inc., 6.625%, 09/01/2053	73,946	0.0
90,000	Ovintiv, Inc., 6.250%, 07/15/2033	93,115	0.0
650,000	Sabine Pass Liquefaction LLC, 4.200%, 03/15/2028	636,946	0.3
327,000	Sabine Pass Liquefaction LLC, 5.000%, 03/15/2027	328,555	0.1
99,000	Targa Resources Corp., 5.200%, 07/01/2027	99,538	0.0
67,000	Targa Resources Corp., 6.125%, 03/15/2033	70,582	0.0
31,000	Targa Resources Corp., 6.150%, 03/01/2029	32,434	0.0
190,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 4.875%, 02/01/2031	184,814	0.1
238,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp., 5.000%, 01/15/2028	235,267	0.1
438,000 (2)	Texas Eastern Transmission L.P., 3.500%, 01/15/2028	413,361	0.2
172,000 (2)	Texas Eastern Transmission L.P., 4.150%, 01/15/2048	141,826	0.1
174,000	Transcontinental Gas Pipe Line Co. LLC, 4.000%, 03/15/2028	168,726	0.1
783,000	Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/2026	820,360	0.4

See Accompanying Notes to Financial Statements

32

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Energy: (continued)
41,000	Western Midstream Operating L.P., 6.350%, 01/15/2029	$42,846	0.0
		11,963,074	5.5

	Financial: 8.5%
10,000	American Tower Corp., 2.100%, 06/15/2030	8,396	0.0
189,000	American Tower Corp., 3.550%, 07/15/2027	181,420	0.1
241,000	American Tower Corp., 3.800%, 08/15/2029	229,040	0.1
142,000	American Tower Corp., 5.800%, 11/15/2028	147,655	0.1
103,000	Aon Corp. / Aon Global Holdings PLC, 5.350%, 02/28/2033	105,685	0.0
189,000 (3)	Bank of America Corp., 5.288%, 04/25/2034	189,536	0.1
657,000 (3)	Bank of America Corp., 5.819%, 09/15/2029	678,612	0.3
60,000 (3)	Bank of America Corp., 5.872%, 09/15/2034	62,843	0.0
200,000 (3)	Bank of America Corp., MTN, 2.551%, 02/04/2028	185,370	0.1
129,000 (3)	Bank of America Corp., MTN, 3.970%, 03/05/2029	123,321	0.1
300,000 (3)	Bank of America Corp., MTN, 3.974%, 02/07/2030	284,235	0.1
302,000 (3)	Citigroup, Inc., 2.666%, 01/29/2031	262,110	0.1
133,000 (3)	Citigroup, Inc., 3.057%, 01/25/2033	113,518	0.0
441,000 (3)	Citigroup, Inc., 3.668%, 07/24/2028	420,576	0.2
265,000 (3)	Citigroup, Inc., 3.785%, 03/17/2033	238,434	0.1
250,000	Credit Suisse AG/New York NY, 5.000%, 07/09/2027	250,196	0.1
300,000	Credit Suisse AG/New York NY, 7.500%, 02/15/2028	328,742	0.1
577,000	Credit Suisse AG/New York NY, MTN, 3.700%, 02/21/2025	565,593	0.3
201,000	Crown Castle, Inc., 2.250%, 01/15/2031	166,576	0.1
10,000	Equinix, Inc., 2.000%, 05/15/2028	8,928	0.0
10,000	Equinix, Inc., 2.150%, 07/15/2030	8,480	0.0
224,000	Equinix, Inc., 3.200%, 11/18/2029	205,944	0.1
437,000	GLP Capital L.P. / GLP Financing II, Inc., 3.250%, 01/15/2032	369,382	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
144,000	GLP Capital L.P. / GLP Financing II, Inc., 4.000%, 01/15/2030	$131,546	0.1
89,000	GLP Capital L.P. / GLP Financing II, Inc., 4.000%, 01/15/2031	80,252	0.0
189,000	GLP Capital L.P. / GLP Financing II, Inc., 5.300%, 01/15/2029	188,025	0.1
44,000 (3)	Goldman Sachs Group, Inc., 2.650%, 10/21/2032	36,681	0.0
588,000 (3)	Goldman Sachs Group, Inc., 3.102%, 02/24/2033	504,924	0.2
223,000 (3)	Goldman Sachs Group, Inc., 3.615%, 03/15/2028	213,961	0.1
295,000 (3)	Goldman Sachs Group, Inc., 4.482%, 08/23/2028	289,922	0.1
559,000 (3)	Goldman Sachs Group, Inc., 6.484%, 10/24/2029	593,526	0.3
496,000 (3)	Goldman Sachs Group, Inc., 6.561%, 10/24/2034	545,274	0.2
205,000 (3)	JPMorgan Chase & Co., 2.545%, 11/08/2032	171,111	0.1
258,000 (3)	JPMorgan Chase & Co., 2.963%, 01/25/2033	221,179	0.1
143,000 (3)	JPMorgan Chase & Co., 4.565%, 06/14/2030	140,036	0.1
40,000 (3)	JPMorgan Chase & Co., 5.299%, 07/24/2029	40,612	0.0
24,000 (3)	JPMorgan Chase & Co., 5.350%, 06/01/2034	24,356	0.0
294,000 (3)	JPMorgan Chase & Co., 6.087%, 10/23/2029	309,269	0.1
485,000 (3)	JPMorgan Chase & Co., 6.254%, 10/23/2034	526,016	0.2
59,000	Marsh & McLennan Cos., Inc., 2.250%, 11/15/2030	50,826	0.0
400,000 (3)	Morgan Stanley, 2.943%, 01/21/2033	340,400	0.2
118,000 (3)	Morgan Stanley, 4.210%, 04/20/2028	115,390	0.1
849,000 (3)	Morgan Stanley, 5.449%, 07/20/2029	865,593	0.4
537,000 (3)	Morgan Stanley, 6.407%, 11/01/2029	569,475	0.3
470,000 (3)	Morgan Stanley, 6.627%, 11/01/2034	520,618	0.2
60,000 (3)	Morgan Stanley, GMTN, 2.239%, 07/21/2032	48,997	0.0
245,000 (3)	Morgan Stanley, MTN, 3.622%, 04/01/2031	225,799	0.1
721,000 (3)	Morgan Stanley, MTN, 5.164%, 04/20/2029	725,548	0.3

See Accompanying Notes to Financial Statements

33

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: (continued)
904,000 (3)	Morgan Stanley, MTN, 5.250%, 04/21/2034	$904,333	0.4
230,000 (3)	Morgan Stanley, MTN, 5.424%, 07/21/2034	233,533	0.1
144,000	Nasdaq, Inc., 5.550%, 02/15/2034	149,687	0.1
69,000	National Retail Properties, Inc., 3.000%, 04/15/2052	45,113	0.0
28,000	NNN REIT, Inc., 3.500%, 04/15/2051	20,304	0.0
597,000	UBS Group AG, 3.750%, 03/26/2025	585,368	0.3
330,000 (2)(3)	UBS Group AG, 6.537%, 08/12/2033	352,367	0.2
361,000	VICI Properties L.P., 4.750%, 02/15/2028	353,631	0.2
124,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	117,128	0.1
194,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 3.875%, 02/15/2029	178,366	0.1
163,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 4.125%, 08/15/2030	148,649	0.1
132,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 4.250%, 12/01/2026	127,114	0.1
442,000 (2)	VICI Properties L.P. / VICI Note Co., Inc., 4.500%, 09/01/2026	428,150	0.2
78,000 (3)	Wells Fargo & Co., 5.389%, 04/24/2034	78,384	0.0
404,000 (3)	Wells Fargo & Co., 6.303%, 10/23/2029	426,035	0.2
481,000 (3)	Wells Fargo & Co., 6.491%, 10/23/2034	523,552	0.2
79,000 (3)	Wells Fargo & Co., MTN, 3.584%, 05/22/2028	75,302	0.0
487,000 (3)	Wells Fargo & Co., MTN, 5.557%, 07/25/2034	496,073	0.2
374,000 (3)	Wells Fargo & Co., MTN, 5.574%, 07/25/2029	382,102	0.2
427,000	Wells Fargo Bank NA, 5.450%, 08/07/2026	434,134	0.2
		18,673,253	8.5

	Industrial: 2.1%
51,000	Amcor Flexibles North America, Inc., 2.690%, 05/25/2031	43,928	0.0
715,000 (2)	BAE Systems Holdings, Inc., 3.850%, 12/15/2025	699,762	0.3
122,000	Boeing Co., 3.950%, 08/01/2059	93,460	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
336,000	Boeing Co., 4.875%, 05/01/2025	$334,600	0.2
56,000	Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	39,188	0.0
209,000	Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	158,992	0.1
80,000	CSX Corp., 2.500%, 05/15/2051	51,734	0.0
130,000	CSX Corp., 4.500%, 11/15/2052	120,804	0.1
429,000	Huntington Ingalls Industries, Inc., 2.043%, 08/16/2028	377,403	0.2
5,000	Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	4,731	0.0
128,000	L3Harris Technologies, Inc., 3.850%, 12/15/2026	125,506	0.1
580,000	L3Harris Technologies, Inc., 4.400%, 06/15/2028	573,708	0.3
26,000	L3Harris Technologies, Inc., 5.600%, 07/31/2053	27,709	0.0
236,000	Lockheed Martin Corp., 4.450%, 05/15/2028	237,408	0.1
184,000	Norfolk Southern Corp., 3.050%, 05/15/2050	131,069	0.1
263,000	Norfolk Southern Corp., 3.800%, 08/01/2028	256,366	0.1
15,000	Norfolk Southern Corp., 5.550%, 03/15/2034	15,850	0.0
146,000	Northrop Grumman Corp., 4.700%, 03/15/2033	147,328	0.1
61,000	Northrop Grumman Corp., 5.250%, 05/01/2050	62,865	0.0
34,000	Raytheon Technologies Corp., 2.820%, 09/01/2051	22,510	0.0
213,000	Raytheon Technologies Corp., 3.125%, 07/01/2050	150,205	0.1
74,000	Raytheon Technologies Corp., 4.125%, 11/16/2028	72,356	0.0
30,000	Republic Services, Inc., 3.950%, 05/15/2028	29,440	0.0
239,000	RTX Corp., 5.150%, 02/27/2033	243,686	0.1
60,000	RTX Corp., 6.100%, 03/15/2034	65,139	0.0
179,000	Textron, Inc., 2.450%, 03/15/2031	152,609	0.1
105,000	Textron, Inc., 3.900%, 09/17/2029	99,896	0.0

See Accompanying Notes to Financial Statements

34

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial: (continued)
46,000	Union Pacific Corp., 3.250%, 02/05/2050	$35,272	0.0
29,000	Union Pacific Corp., 3.500%, 02/14/2053	22,998	0.0
151,000	Union Pacific Corp., 4.500%, 01/20/2033	151,937	0.1
		4,548,459	2.1

	Technology: 1.0%
414,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.500%, 01/15/2028	397,340	0.2
194,000 (2)	Broadcom, Inc., 3.137%, 11/15/2035	159,373	0.1
13,000	Dell International LLC / EMC Corp., 3.450%, 12/15/2051	9,413	0.0
130,000	Hewlett Packard Enterprise Co., 5.250%, 07/01/2028	132,982	0.1
88,000	Intel Corp., 3.200%, 08/12/2061	60,722	0.0
163,000	KLA Corp., 4.100%, 03/15/2029	162,267	0.1
43,000	KLA Corp., 5.250%, 07/15/2062	44,911	0.0
182,000 (2)	MSCI, Inc., 3.250%, 08/15/2033	152,334	0.1
90,000 (2)	MSCI, Inc., 3.625%, 11/01/2031	79,321	0.0
243,000 (2)	MSCI, Inc., 3.875%, 02/15/2031	222,320	0.1
115,000	NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	111,826	0.0
308,000	Oracle Corp., 3.650%, 03/25/2041	244,628	0.1
14,000	Oracle Corp., 3.800%, 11/15/2037	11,911	0.0
101,000	Oracle Corp., 4.100%, 03/25/2061	77,125	0.0
176,000	Oracle Corp., 5.550%, 02/06/2053	176,254	0.1
200,000	TSMC Arizona Corp., 4.250%, 04/22/2032	196,830	0.1
		2,239,557	1.0

	Utilities: 3.1%
100,000	AEP Texas, Inc., 3.450%, 05/15/2051	71,704	0.0
397,000	AEP Texas, Inc., 5.400%, 06/01/2033	403,375	0.2
329,000	AEP Transmission Co. LLC N, 2.750%, 08/15/2051	213,782	0.1
131,000	Alabama Power Co., 3.125%, 07/15/2051	93,143	0.1
32,000	Ameren Illinois Co., 2.900%, 06/15/2051	21,819	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
31,000 (2)	American Transmission Systems, Inc., 2.650%, 01/15/2032	$26,245	0.0
67,000	Atmos Energy Corp., 2.850%, 02/15/2052	45,628	0.0
136,000	Baltimore Gas and Electric Co., 4.550%, 06/01/2052	124,841	0.1
122,000	CenterPoint Energy Houston Electric LLC, 4.950%, 04/01/2033	124,277	0.1
30,000	CenterPoint Energy Houston Electric LLC AD, 2.900%, 07/01/2050	20,989	0.0
87,000	CenterPoint Energy Houston Electric LLC AH, 3.600%, 03/01/2052	69,135	0.0
54,000	CenterPoint Energy Resources Corp., 1.750%, 10/01/2030	44,881	0.0
66,000	CenterPoint Energy Resources Corp., 5.250%, 03/01/2028	67,734	0.0
35,000	Commonwealth Edison Co., 5.300%, 02/01/2053	35,610	0.0
185,000	Commonwealth Edison Co. 131, 2.750%, 09/01/2051	120,880	0.1
31,000	Consolidated Edison Co. of New York, Inc., 5.900%, 11/15/2053	34,164	0.0
115,000	Consumers Energy Co., 2.650%, 08/15/2052	76,492	0.0
113,000	Consumers Energy Co., 4.200%, 09/01/2052	99,615	0.1
30,000	Dominion Energy South Carolina, Inc., 6.250%, 10/15/2053	34,672	0.0
42,000	DTE Electric Co., 3.950%, 03/01/2049	35,386	0.0
147,000	DTE Electric Co., 5.400%, 04/01/2053	154,601	0.1
90,000	DTE Electric Co. B, 3.650%, 03/01/2052	71,231	0.0
52,000	Duke Energy Carolinas LLC, 2.450%, 02/01/2030	45,979	0.0
71,000	Duke Energy Carolinas LLC, 3.450%, 04/15/2051	53,777	0.0
229,000	Duke Energy Carolinas LLC, 4.950%, 01/15/2033	233,383	0.1
90,000	Duke Energy Carolinas LLC, 5.350%, 01/15/2053	92,395	0.1

See Accompanying Notes to Financial Statements

35

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
137,000	Duke Energy Florida LLC, 1.750%, 06/15/2030	$114,368	0.1
310,000	Duke Energy Florida LLC, 2.500%, 12/01/2029	276,680	0.1
188,000	Duke Energy Florida LLC, 3.800%, 07/15/2028	182,644	0.1
51,000	Duke Energy Florida LLC, 5.950%, 11/15/2052	55,902	0.0
262,000	Duke Energy Progress LLC, 2.900%, 08/15/2051	177,556	0.1
80,000	Edison International, 6.950%, 11/15/2029	86,899	0.0
24,000	Entergy Louisiana LLC, 2.350%, 06/15/2032	19,979	0.0
134,000	Eversource Energy, 5.450%, 03/01/2028	137,789	0.1
2,000	Exelon Corp., 4.700%, 04/15/2050	1,803	0.0
40,000	Exelon Corp., 5.150%, 03/15/2028	40,689	0.0
188,000 (2)	FirstEnergy Transmission LLC, 4.350%, 01/15/2025	185,101	0.1
60,000 (2)	FirstEnergy Transmission LLC, 4.550%, 04/01/2049	52,043	0.0
100,000	Florida Power & Light Co., 2.875%, 12/04/2051	69,445	0.0
30,000	Florida Power & Light Co., 3.950%, 03/01/2048	25,567	0.0
88,000	Georgia Power Co., 4.950%, 05/17/2033	88,775	0.1
22,000	Kentucky Utilities Co. KENT, 5.450%, 04/15/2033	22,868	0.0
22,000	Louisville Gas and Electric Co. LOU, 5.450%, 04/15/2033	22,931	0.0
25,000	NextEra Energy Capital Holdings, Inc., 5.749%, 09/01/2025	25,246	0.0
177,000	Northern States Power Co., 3.200%, 04/01/2052	131,276	0.1
433,000	Ohio Power Co., 5.000%, 06/01/2033	435,821	0.2
56,000	Ohio Power Co. R, 2.900%, 10/01/2051	37,992	0.0
19,000	Oncor Electric Delivery Co. LLC, 3.100%, 09/15/2049	13,612	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities: (continued)
713,000	Pacific Gas and Electric Co., 6.400%, 06/15/2033	$750,941	0.4
192,000	PECO Energy Co., 2.850%, 09/15/2051	129,815	0.1
60,000	Public Service Co. of New Hampshire, 5.150%, 01/15/2053	60,953	0.0
62,000	Public Service Electric and Gas Co., MTN, 3.700%, 05/01/2028	60,093	0.0
170,000	Public Service Electric and Gas Co., MTN, 4.900%, 12/15/2032	172,822	0.1
200,000	San Diego Gas & Electric Co. UUU, 3.320%, 04/15/2050	142,542	0.1
270,000	Southern California Edison Co., 5.650%, 10/01/2028	281,645	0.1
120,000	Southern California Edison Co., 5.875%, 12/01/2053	129,246	0.1
200,000	Southern California Edison Co., 5.950%, 11/01/2032	214,978	0.1
73,000	Southwest Gas Corp., 5.450%, 03/23/2028	74,674	0.0
23,000	Southwestern Electric Power Co., 5.300%, 04/01/2033	23,019	0.0
20,000	Spire Missouri, Inc., 4.800%, 02/15/2033	19,987	0.0
23,000	Union Electric Co., 5.450%, 03/15/2053	23,758	0.0
69,000	Virginia Electric and Power Co., 5.700%, 08/15/2053	73,250	0.0
20,000	Wisconsin Power and Light Co., 4.950%, 04/01/2033	20,064	0.0
		6,798,511	3.1
	Total Corporate Bonds/ Notes (Cost $57,375,004)	57,296,286	26.1

U.S. GOVERNMENT AGENCY OBLIGATIONS: 19.0%
	Government National Mortgage Association: 2.3%
91,631	2.000%, 11/20/2050	77,640	0.0
811,275	2.000%, 12/20/2050	687,386	0.3
188,257	2.000%, 01/20/2051	159,577	0.1
138,460	2.000%, 02/20/2051	117,347	0.0
614,438	2.500%, 06/20/2052	537,418	0.2
346,417	2.500%, 07/20/2052	303,106	0.1
146,400 (4)	2.500%, 01/20/2054	128,089	0.1
423,504	3.000%, 08/20/2051	384,372	0.2
112,776	3.000%, 12/20/2051	102,132	0.0
297,000 (4)	3.000%, 01/20/2054	268,947	0.1
508,401	3.500%, 05/20/2047	479,362	0.2

See Accompanying Notes to Financial Statements

36

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Government National Mortgage Association (continued)
159,000 (4)	3.500%, 01/20/2054	$148,094	0.1
211,017	4.000%, 09/20/2048	202,937	0.1
229,000 (4)	4.000%, 01/20/2054	218,660	0.1
158,021	4.500%, 08/20/2048	156,215	0.1
203,000 (4)	4.500%, 01/20/2054	198,147	0.1
345,000 (4)	5.000%, 01/20/2054	342,628	0.2
269,000 (4)	5.500%, 01/20/2054	270,976	0.1
183,000 (4)	6.000%, 01/20/2054	186,095	0.1
143,000 (4)	6.500%, 01/20/2054	146,402	0.1
		5,115,530	2.3
	Uniform Mortgage-Backed Securities: 16.7%
161,079	1.500%, 04/01/2036	141,599	0.1
54,952	1.500%, 05/01/2036	48,170	0.0
118,331	1.500%, 06/01/2036	103,511	0.1
519,699	1.500%, 11/01/2041	431,012	0.2
306,866	1.500%, 12/01/2041	254,498	0.1
52,638	1.500%, 10/01/2050	41,165	0.0
61,307	1.500%, 10/01/2050	47,870	0.0
47,818	1.500%, 11/01/2050	37,425	0.0
62,936	1.500%, 03/01/2051	49,138	0.0
79,489	1.500%, 03/01/2051	62,164	0.0
10,276	1.500%, 05/01/2051	8,034	0.0
7,756	1.500%, 06/01/2051	6,059	0.0
42,044	1.500%, 10/01/2051	32,793	0.0
9,781	1.500%, 11/01/2051	7,627	0.0
36,098	2.000%, 09/01/2035	32,594	0.0
77,592	2.000%, 01/01/2036	69,947	0.0
22,647	2.000%, 02/01/2036	20,443	0.0
61,033	2.000%, 02/01/2036	55,094	0.0
36,883	2.000%, 03/01/2036	33,293	0.0
30,201	2.000%, 04/01/2036	27,285	0.0
89,895	2.000%, 05/01/2036	81,214	0.0
187,729	2.000%, 05/01/2036	169,601	0.1
34,017	2.000%, 07/01/2036	30,707	0.0
46,837	2.000%, 11/01/2036	42,298	0.0
91,553	2.000%, 02/01/2037	82,321	0.0
78,783	2.000%, 03/01/2037	71,112	0.0
98,278	2.000%, 03/01/2037	88,726	0.1
114,958	2.000%, 03/01/2037	103,490	0.1
65,935	2.000%, 04/01/2037	59,513	0.0
506,616	2.000%, 02/01/2042	432,936	0.2
132,681	2.000%, 09/01/2050	109,193	0.1
239,439	2.000%, 10/01/2050	197,088	0.1
1,441,515	2.000%, 01/01/2051	1,185,795	0.6
292,871	2.000%, 02/01/2051	240,552	0.1
265,570	2.000%, 03/01/2051	218,129	0.1
90,956	2.000%, 04/01/2051	75,588	0.0
134,471	2.000%, 04/01/2051	111,930	0.1
215,546	2.000%, 04/01/2051	179,564	0.1
38,029	2.000%, 10/01/2051	31,149	0.0
50,881	2.000%, 11/01/2051	42,299	0.0
130,843	2.000%, 11/01/2051	108,801	0.1
151,524	2.000%, 11/01/2051	124,204	0.1
236,786	2.000%, 11/01/2051	196,684	0.1
268,925	2.000%, 11/01/2051	223,086	0.1
57,230	2.000%, 12/01/2051	46,871	0.0
437,155	2.000%, 01/01/2052	362,914	0.2
172,792	2.000%, 03/01/2052	143,524	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
246,568	2.000%, 03/01/2052	$204,482	0.1
448,992	2.000%, 03/01/2052	372,377	0.2
563,037	2.500%, 10/01/2036	521,155	0.2
19,863	2.500%, 07/01/2050	17,144	0.0
65,919	2.500%, 07/01/2050	57,320	0.0
126,173	2.500%, 07/01/2050	109,203	0.1
128,474	2.500%, 07/01/2050	111,194	0.1
130,101	2.500%, 07/01/2050	112,602	0.1
33,112	2.500%, 08/01/2050	28,658	0.0
106,202	2.500%, 08/01/2050	91,917	0.1
129,351	2.500%, 08/01/2050	111,952	0.1
74,533	2.500%, 11/01/2050	65,008	0.0
20,484	2.500%, 01/01/2051	17,701	0.0
66,737	2.500%, 02/01/2051	57,506	0.0
110,979	2.500%, 02/01/2051	96,437	0.1
10,279	2.500%, 03/01/2051	8,846	0.0
5,975	2.500%, 04/01/2051	5,147	0.0
11,458	2.500%, 04/01/2051	9,863	0.0
3,120	2.500%, 05/01/2051	2,690	0.0
6,061	2.500%, 05/01/2051	5,220	0.0
90,551	2.500%, 05/01/2051	79,099	0.0
105,092	2.500%, 05/01/2051	90,614	0.1
9,536	2.500%, 07/01/2051	8,209	0.0
3,634	2.500%, 10/01/2051	3,124	0.0
35,485	2.500%, 10/01/2051	30,472	0.0
88,628	2.500%, 11/01/2051	76,785	0.0
1,045,016	2.500%, 11/01/2051	901,861	0.4
27,393	2.500%, 12/01/2051	23,560	0.0
271,477	2.500%, 01/01/2052	233,221	0.1
1,080,102	2.500%, 01/01/2052	930,421	0.4
323,429	3.000%, 01/01/2036	306,900	0.2
242,587	3.000%, 09/01/2050	220,371	0.1
54,496	3.000%, 07/01/2051	48,977	0.0
229,486	3.000%, 09/01/2051	205,080	0.1
69,730	3.000%, 10/01/2051	62,305	0.0
125,699	3.000%, 11/01/2051	111,969	0.1
55,539	3.000%, 12/01/2051	49,693	0.0
7,322	3.000%, 01/01/2052	6,536	0.0
26,962	3.000%, 01/01/2052	24,033	0.0
40,193	3.000%, 02/01/2052	36,205	0.0
931,892	3.000%, 03/01/2052	835,677	0.4
36,749	3.000%, 04/01/2052	32,940	0.0
57,723	3.000%, 05/01/2052	51,496	0.0
232,592	3.000%, 08/01/2052	208,240	0.1
126,599	3.500%, 05/01/2036	122,461	0.1
1,052,059	3.500%, 09/01/2051	978,890	0.5
29,901	3.500%, 05/01/2052	27,864	0.0
20,395	3.500%, 06/01/2052	18,780	0.0
52,864	3.500%, 06/01/2052	49,160	0.0
55,035	3.500%, 06/01/2052	50,677	0.0
31,653	3.500%, 07/01/2052	29,437	0.0
22,817	3.500%, 08/01/2052	21,273	0.0
5,310	3.500%, 09/01/2052	4,936	0.0
15,100	3.500%, 09/01/2052	14,034	0.0
19,919	3.500%, 09/01/2052	18,376	0.0
23,744	3.500%, 09/01/2052	21,865	0.0
44,000 (4)	4.000%, 01/01/2039	43,175	0.0
14,067	4.000%, 01/01/2048	13,555	0.0
8,571	4.000%, 04/01/2048	8,256	0.0

See Accompanying Notes to Financial Statements

37

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
9,005	4.000%, 08/01/2048	$8,663	0.0
12,955	4.000%, 09/01/2048	12,468	0.0
111,277	4.000%, 03/01/2050	106,586	0.1
623,289	4.000%, 04/01/2050	597,982	0.3
27,446	4.000%, 07/01/2050	26,424	0.0
65,020	4.000%, 07/01/2050	62,559	0.0
214,064	4.000%, 05/01/2051	204,864	0.1
39,153	4.000%, 04/01/2052	37,446	0.0
232,778	4.000%, 05/01/2052	223,973	0.1
27,300	4.000%, 06/01/2052	26,273	0.0
61,000 (4)	4.500%, 01/01/2039	60,704	0.0
459,484	4.500%, 03/01/2048	454,104	0.2
59,319	4.500%, 03/01/2050	58,479	0.0
18,375	4.500%, 07/01/2052	17,825	0.0
19,450	4.500%, 07/01/2052	18,867	0.0
112,768	4.500%, 07/01/2052	109,390	0.1
35,784	4.500%, 08/01/2052	34,712	0.0
83,434	4.500%, 08/01/2052	81,308	0.0
70,741	4.500%, 11/01/2052	68,622	0.0
4,096,800 (4)	4.500%, 01/01/2054	3,971,656	1.8
4,842	5.000%, 07/01/2052	4,823	0.0
195,670	5.000%, 07/01/2052	196,991	0.1
13,917	5.000%, 08/01/2052	13,873	0.0
908	5.000%, 09/01/2052	905	0.0
1,674	5.000%, 10/01/2052	1,665	0.0
40,960	5.000%, 11/01/2052	40,591	0.0
45,725	5.000%, 12/01/2052	45,307	0.0
49,375	5.000%, 12/01/2052	48,907	0.0
52,576	5.000%, 12/01/2052	52,102	0.0
87,181	5.000%, 12/01/2052	86,396	0.0
24,478	5.000%, 01/01/2053	24,248	0.0
54,061	5.000%, 01/01/2053	53,560	0.0
146,884	5.000%, 01/01/2053	145,519	0.1
26,485	5.000%, 02/01/2053	26,236	0.0
82,337	5.000%, 04/01/2053	81,782	0.0
6,348,004 (4)	5.000%, 01/01/2054	6,281,052	2.9
66,864	5.500%, 01/01/2053	67,331	0.0
86,839	5.500%, 01/01/2053	87,408	0.1
100,263	5.500%, 01/01/2053	100,782	0.1
94,737	5.500%, 03/01/2053	95,305	0.1
36,314	5.500%, 05/01/2053	36,503	0.0
85,659	5.500%, 05/01/2053	86,178	0.0
92,999	5.500%, 05/01/2053	93,581	0.1
102,858	5.500%, 05/01/2053	103,417	0.1
104,029	5.500%, 05/01/2053	104,658	0.1
75,907	5.500%, 06/01/2053	76,349	0.0
6,887,672 (4)	5.500%, 01/01/2054	6,917,806	3.2
44,625	6.000%, 10/01/2052	45,436	0.0
57,697	6.000%, 01/01/2053	58,692	0.0
79,365	6.000%, 01/01/2053	80,701	0.0
49,431	6.000%, 02/01/2053	50,258	0.0
45,068	6.000%, 04/01/2053	45,818	0.0
67,084	6.000%, 04/01/2053	68,249	0.0
48,729	6.000%, 05/01/2053	49,568	0.0
56,102	6.000%, 05/01/2053	57,049	0.0
88,139	6.000%, 05/01/2053	89,677	0.1
88,643	6.000%, 05/01/2053	90,081	0.1
67,821	6.000%, 06/01/2053	68,999	0.0
110,150	6.000%, 07/01/2053	112,047	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Uniform Mortgage-Backed Securities (continued)
117,638	6.500%, 08/01/2053	$120,886	0.1
65,168	6.500%, 10/01/2053	66,991	0.0
35,656	6.500%, 11/01/2053	36,640	0.0
126,700 (4)	6.500%, 01/01/2054	129,853	0.1
		36,503,084	16.7
	Total U.S. Government Agency Obligations (Cost $42,769,619)	41,618,614	19.0

COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.9%
366,000	BANK 2019-BN23 A3, 2.920%, 12/15/2052	324,524	0.1
280,000 (3)	BANK 2022-BNK42 A5, 4.493%, 06/15/2055	269,364	0.1
300,000	Barclays Commercial Mortgage Trust 2019-C3 B, 4.096%, 05/15/2052	260,158	0.1
280,000	Barclays Commercial Mortgage Trust 2019-C4 B, 3.322%, 08/15/2052	221,243	0.1
240,000 (3)	BBCMS Mortgage Trust 2022-C16 A5, 4.600%, 06/15/2055	233,725	0.1
17,500 (2)(3)	BHP Trust 2019-BXHP C, 6.931%, (TSFR1M + 1.569%), 08/15/2036	17,292	0.0
800,000 (2)(3)	BX Trust 2021-ARIA A, 6.376%, (TSFR1M + 1.014%), 10/15/2036	782,868	0.4
410,000	CD Mortgage Trust 2017-CD3 A4, 3.631%, 02/10/2050	381,088	0.2
500,000	CD Mortgage Trust 2017-CD6 A5, 3.456%, 11/13/2050	468,035	0.2
798,015 (2)(3)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 6.389%, (TSFR1M + 1.027%), 05/15/2036	798,105	0.4
205,000	CSAIL Commercial Mortgage Trust 2015- C3 A4, 3.718%, 08/15/2048	197,976	0.1
549,361 (2)(3)	ELP Commercial Mortgage Trust 2021-ELP A, 6.177%, (TSFR1M + 0.815%), 11/15/2038	539,559	0.2
364,042 (2)(3)	Extended Stay America Trust 2021-ESH A, 6.556%, (TSFR1M + 1.194%), 07/15/2038	360,953	0.2
980,000 (3)	Fannie Mae-Aces 2022-M10 A2, 1.938%, 01/25/2032	816,005	0.4

See Accompanying Notes to Financial Statements

38

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
1,760,000	Freddie Mac Multifamily WI Certificates Series WI-K146 K146 A2, 2.920%, 07/25/2032	$1,575,192	0.7
1,000,000	GS Mortgage Securities Trust 2016-GS2 A4, 3.050%, 05/10/2049	946,665	0.4
600,000 (2)(3)	JP Morgan Chase Commercial Mortgage Securities Trust 2021-NYAH A, 6.236%, (TSFR1M + 0.874%), 06/15/2038	587,101	0.3
378,185 (2)(3)	Med Trust 2021-MDLN A, 6.426%, (TSFR1M + 1.064%), 11/15/2038	371,266	0.2
100,000 (2)(3)	MF1 2021-W10 A, 6.432%, (TSFR1M + 1.070%), 12/15/2034	97,657	0.0
215,000 (2)(3)	MTN Commercial Mortgage Trust 2022-LPFL A, 6.767%, (TSFR1M + 1.397%), 03/15/2039	209,933	0.1
250,000 (2)(3)	Taubman Centers Commercial Mortgage Trust 2022-DPM A, 7.548%, (TSFR1M + 2.186%), 05/15/2037	248,948	0.1
422,500	Wells Fargo Commercial Mortgage Trust 2015-C26 B, 3.783%, 02/15/2048	397,279	0.2
700,000	Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	655,659	0.3
	Total Commercial Mortgage-Backed Securities (Cost $11,468,128)	10,760,595	4.9

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
273,343 (2)(3)	BRAVO Residential Funding Trust 2023-NQM3 A1, 4.850%, 09/25/2062	269,290	0.1
267,031 (2)(3)	CSMC Trust 2022-NQM4 A1A, 4.819%, 06/25/2067	263,345	0.1
505,542 (2)(3)	CSMC Trust 2022-NQM5 A1, 5.169%, 05/25/2067	502,604	0.2
338,652 (2)(3)	Ellington Financial Mortgage Trust 2021-3 A1, 1.241%, 09/25/2066	269,965	0.1
841,789 (2)(3)	J.P. Morgan Mortgage Trust 2022-INV3 A3B, 3.000%, 09/25/2052	719,786	0.3
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
146,858 (2)(3)	J.P. Morgan Mortgage Trust 2023-DSC1 A1, 4.625%, 07/25/2063	$138,697	0.1
1,000,544 (2)(3)	Mello Mortgage Capital Acceptance 2022-INV2 A3, 3.000%, 04/25/2052	858,024	0.4
89,604 (2)(3)	PRKCM Trust 2022-AFC2 A1, 5.335%, 08/25/2057	88,362	0.0
384,539 (2)(3)	SG Residential Mortgage Trust 2021-1 A1, 1.160%, 07/25/2061	304,441	0.1
124,759 (2)(3)	SG Residential Mortgage Trust 2022-2 A1, 5.353%, 08/25/2062	124,858	0.1
362,013 (2)(3)	Verus Securitization Trust 2022-7 A1, 5.152%, 07/25/2067	362,764	0.2
99,872 (2)(3)	Verus Securitization Trust 2022-INV2 A1, 6.790%, 10/25/2067	101,410	0.1
	Total Collateralized Mortgage Obligations (Cost $4,163,904)	4,003,546	1.8

ASSET-BACKED SECURITIES: 1.7%
	Automobile Asset-Backed Securities: 0.1%
360,492 (2)	Credit Acceptance Auto Loan Trust 2021-4 A, 1.260%, 10/15/2030	352,918	0.1

	Other Asset-Backed Securities: 0.8%
401,000 (2)	AMSR Trust 2022-SFR3 D, 4.000%, 10/17/2039	367,863	0.2
102,246 (2)	GoodLeap Sustainable Home Solutions Trust 2022-1GS A, 2.700%, 01/20/2049	81,101	0.0
400,000 (2)	New Residential Mortgage Loan Trust 2022-SFR2 D, 4.000%, 09/04/2039	366,170	0.2
395,000 (2)	Progress Residential Trust 2022-SFR6 D, 6.035%, 07/20/2039	389,437	0.2
525,000 (2)	Progress Residential Trust 2022-SFR7 D, 5.500%, 10/27/2039	507,765	0.2
		1,712,336	0.8

	Student Loan Asset-Backed Securities: 0.8%
123,044 (2)	College Ave Student Loans LLC 2021-B A2, 1.760%, 06/25/2052	107,911	0.1
118,970 (2)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	113,768	0.1

See Accompanying Notes to Financial Statements

39

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities: (continued)
525,683 (2)(3)	Nelnet Student Loan Trust 2021-BA AFL, 6.252%, (TSFR1M + 0.894%), 04/20/2062	$518,793	0.2
459,614 (3)	SLM Private Credit Student Loan Trust 2005-A A4, 5.956%, (TSFR3M + 0.572%), 12/15/2038	446,145	0.2
340,606 (2)	SMB Private Education Loan Trust 2021-D A1A, 1.340%, 03/17/2053	306,631	0.1
183,274 (2)	Sofi Professional Loan Program Trust 2018-C A2FX, 3.590%, 01/25/2048	177,988	0.1
		1,671,236	0.8
	Total Asset-Backed Securities (Cost $3,835,542)	3,736,490	1.7
SOVEREIGN BONDS: 1.5%
250,000	Chile Government International Bond, 2.550%, 07/27/2033	207,266	0.1
EUR170,000	European Union NGEU, 2.500%, 10/04/2052	166,786	0.1
EUR165,000	European Union NGEU, 3.000%, 03/04/2053	178,892	0.1
200,000	Indonesia Government International Bond, 5.650%, 01/11/2053	219,812	0.1
MXN4,500,000	Mexican Bonos M, 8.500%, 03/01/2029	258,870	0.1
MXN9,000,000	Mexican Bonos M, 8.500%, 05/31/2029	519,786	0.2
400,000	Mexico Government International Bond, 3.500%, 02/12/2034	339,687	0.1
300,000	Mexico Government International Bond, 4.600%, 02/10/2048	248,437	0.1
250,000	Mexico Government International Bond, 4.875%, 05/19/2033	241,602	0.1
200,000	Panama Government International Bond, 3.298%, 01/19/2033	158,844	0.1
200,000	Panama Government International Bond, 4.500%, 04/01/2056	134,906	0.1
200,000	Peruvian Government International Bond, 2.783%, 01/23/2031	174,500	0.1
53,000	Peruvian Government International Bond, 3.300%, 03/11/2041	41,323	0.0
Principal Amount†		Value	Percentage of Net Assets
SOVEREIGN BONDS: (continued)
200,000	Philippine Government International Bond, 3.700%, 02/02/2042	$171,937	0.1
GBP155,000	United Kingdom Gilt, 3.750%, 10/22/2053	184,541	0.1
45,049	Uruguay Government International Bond, 5.100%, 06/18/2050	45,331	0.0

	Total Sovereign Bonds (Cost $3,359,776)	3,292,520	1.5
MUNICIPAL BONDS: 0.1%
	California: 0.1%
300,000	University of California BF, 2.650%, 05/15/2050	203,432	0.1
	Total Municipal Bonds (Cost $220,915)	203,432	0.1
PURCHASED OPTIONS(5): 0.1%
	Total Purchased Options (Cost $230,011)	287,227	0.1
	Total Long-Term Investments (Cost $245,972,524)	234,667,959	106.9
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
419,879 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.162% (Cost $419,879)	$419,879	0.2

	Total Short-Term Investments (Cost $419,879)	419,879	0.2
	Total Investments in Securities (Cost $246,392,403)	$235,087,838	107.1
	Liabilities in Excess of Other Assets	(15,625,034)	(7.1)
	Net Assets	$219,462,804	100.0

See Accompanying Notes to Financial Statements

40

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(4)	Represents or includes a TBA transaction.
(5)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(6)	Rate shown is the 7-day yield as of December 31, 2023.
Currency Abbreviations:

EUR	EU Euro
GBP	British Pound
MXN	Mexican Peso

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
TSFR3M	3-month CME Term Secured Overnight Financing Rate

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
U.S. Treasury Obligations	$—	$113,469,249	$—	$113,469,249
Corporate Bonds/Notes	—	57,296,286	—	57,296,286
U.S. Government Agency Obligations	—	41,618,614	—	41,618,614
Commercial Mortgage-Backed Securities	—	10,760,595	—	10,760,595
Collateralized Mortgage Obligations	—	4,003,546	—	4,003,546
Asset-Backed Securities	—	3,736,490	—	3,736,490
Sovereign Bonds	—	3,292,520	—	3,292,520
Purchased Options	90,594	196,633	—	287,227
Municipal Bonds	—	203,432	—	203,432
Short-Term Investments	419,879	—	—	419,879
Total Investments, at fair value	$510,473	$234,577,365	$—	$235,087,838
Other Financial Instruments+
Centrally Cleared Inflation-Linked Swaps	—	468,734	—	468,734
Centrally Cleared Interest Rate Swaps	—	333,955	—	333,955
Forward Foreign Currency Contracts	—	4,207	—	4,207
Futures	99,225	—	—	99,225
OTC Inflation-Linked Swaps	—	230,593	—	230,593
Total Assets	$609,698	$235,614,854	$—	$236,224,552
Liabilities Table
Other Financial Instruments
Centrally Cleared Inflation-Linked Swaps	$—	$(758,229)	$—	$(758,229)
Centrally Cleared Interest Rate Swaps	—	(297,332)	—	(297,332)
Forward Foreign Currency Contracts	—	(2,922)	—	(2,922)
Futures	(2,284,692)	—	—	(2,284,692)
OTC Credit Default Swaps	—	(24,538)	—	(24,538)
Sales Commitments	—	(2,162,083)	—	(2,162,083)
Written Options	(94,500)	(663,348)	—	(757,848)
Total Liabilities	$(2,379,192)	$(3,908,452)	$—	$(6,287,644)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

41

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	292,000	USD	323,902	BNP Paribas	01/03/24	$(1,535)
USD	324,287	EUR	292,000	BNP Paribas	02/02/24	1,505
USD	75,692	AUD	110,821	BNP Paribas	02/02/24	90
GBP	140,000	USD	178,640	Citibank N.A.	01/03/24	(188)
USD	178,668	GBP	140,000	Citibank N.A.	02/02/24	185
USD	361,914	GBP	283,000	HSBC Bank PLC	01/03/24	1,186
USD	304,837	EUR	277,000	Morgan Stanley & Co. International PLC	01/03/24	(970)
USD	16,330	EUR	15,000	The Bank of New York Mellon	01/03/24	(229)
GBP	143,655	USD	181,870	UBS AG	01/03/24	1,241
						$1,285

At December 31, 2023, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
3-month SOFRRATE	71	06/18/24	$16,865,163	$38,731
3-month SOFRRATE	14	09/16/25	3,387,650	6,627
Australia 10-Year Bond	9	03/15/24	715,516	19,848
Euro-Bund	3	03/07/24	454,451	2,810
U.S. Treasury 5-Year Note	21	03/28/24	2,284,242	31,209
			$23,707,022	$99,225
Short Contracts:
3-month SOFR	(61)	12/17/24	(14,625,513)	(69,644)
3-month SOFR	(44)	06/17/25	(10,623,800)	(52,209)
Canada 10-Year Bond	(35)	03/19/24	(3,280,103)	(155,325)
Euro-Buxl 30-year German Government Bond	(5)	03/07/24	(782,257)	(24,720)
Long Gilt	(3)	03/26/24	(392,528)	(8,668)
U.S. Treasury 10-Year Note	(87)	03/19/24	(9,821,484)	(278,359)
U.S. Treasury Long Bond	(62)	03/19/24	(7,746,125)	(522,537)
U.S. Treasury Ultra 10-Year Note	(121)	03/19/24	(14,279,891)	(561,192)
U.S. Treasury Ultra Long Bond	(51)	03/19/24	(6,813,281)	(612,038)
			$(68,364,982)	$(2,284,692)

At December 31, 2023, the following over-the-counter credit default swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

OTC Credit Default Swaps on Securities - Buy Protection(1)

Counterparty	Reference Entity/ Obligation(2)	Buy/Sell Protection	(Pay)/ Receive Financing Rate (%)	Termination Date		Notional Amount(3)	Fair Value(4)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Bank of America N.A.	American Electric Power Co., Inc.	Buy	(1.000)	12/20/28	USD	102,522	$(2,826)	$(2,332)	$(494)
Deutsche Bank AG	American Electric Power Co., Inc.	Buy	(1.000)	12/20/28	USD	128,478	(3,541)	(2,575)	(966)
Goldman Sachs International	American Electric Power Co., Inc.	Buy	(1.000)	12/20/28	USD	250,000	(6,890)	(6,362)	(528)
Citibank N.A.	American Express Co.	Buy	(1.000)	12/20/28	USD	250,000	(6,713)	(5,001)	(1,712)
Barclays Bank PLC	Dominion Energy, Inc.	Buy	(1.000)	12/20/28	USD	25,874	(507)	(403)	(104)
Citibank N.A.	Dominion Energy, Inc.	Buy	(1.000)	12/20/28	USD	50,949	(999)	(755)	(244)
Bank of America N.A.	Dominion Energy, Inc.	Buy	(1.000)	12/20/28	USD	53,662	(1,052)	(819)	(233)
Bank of America N.A.	Dominion Energy, Inc.	Buy	(1.000)	12/20/28	USD	102,515	(2,010)	(1,649)	(361)
							$(24,538)	$(19,896)	$(4,642)

(1)	If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes to Financial Statements

42

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

(2)	Payments made quarterly.
(3)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(4)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

At December 31, 2023, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day CAD-CORRA-OIS-COMPOUND	Semi-Annual	4.002%	Semi-Annual	09/21/33	CAD	185,000	$10,857	$10,857
Pay	1-day CAD-CORRA-OIS-COMPOUND	Semi-Annual	3.540	Semi-Annual	06/15/33	CAD	804,497	23,458	23,458
Pay	6-month EUR-EURIBOR	Semi-Annual	3.216	Annual	11/08/33	EUR	444,750	30,863	30,863
Pay	6-month EUR-EURIBOR	Semi-Annual	3.224	Annual	11/08/33	EUR	444,751	31,205	31,205
Pay	6-month EUR-EURIBOR	Semi-Annual	3.528	Annual	11/08/25	EUR	1,968,750	24,716	24,716
Pay	6-month EUR-EURIBOR	Semi-Annual	3.535	Annual	11/08/25	EUR	1,968,750	24,969	24,969
Pay	1-day Secured Overnight Financing Rate	Annual	3.425	Annual	06/17/29	USD	517,532	1,946	1,946
Pay	1-day Secured Overnight Financing Rate	Annual	3.363	Annual	06/17/29	USD	690,033	680	680
Pay	1-day Secured Overnight Financing Rate	Annual	3.439	Annual	06/17/29	USD	690,044	3,042	3,042
Pay	1-day Secured Overnight Financing Rate	Annual	3.331	Annual	06/17/29	USD	920,064	(410)	(410)
Pay	1-day Secured Overnight Financing Rate	Annual	3.408	Annual	06/17/29	USD	1,380,100	4,170	4,170
Pay	1-day Secured Overnight Financing Rate	Annual	4.839	Annual	10/19/26	USD	3,810,000	103,019	103,019
Pay	1-day Secured Overnight Financing Rate	Annual	4.562	Annual	10/12/26	USD	3,850,000	75,030	75,030
Receive	1-day CAD-CORRA-OIS-COMPOUND	Semi-Annual	3.722	Semi-Annual	09/21/53	CAD	80,000	(8,900)	(8,900)
Receive	1-day CAD-CORRA-OIS-COMPOUND	Semi-Annual	3.404	Semi-Annual	06/15/53	CAD	358,000	(22,780)	(22,780)
Receive	6-month EUR-EURIBOR	Semi-Annual	3.157	Annual	11/08/28	EUR	1,642,875	(58,551)	(58,551)
Receive	6-month EUR-EURIBOR	Semi-Annual	3.165	Annual	11/08/28	EUR	1,642,875	(59,168)	(59,168)
Receive	1-day Secured Overnight Financing Rate	Annual	5.092	Annual	10/19/25	USD	5,570,000	(85,860)	(85,860)
Receive	1-day Secured Overnight Financing Rate	Annual	4.852	Annual	10/12/25	USD	5,625,000	(61,663)	(61,663)
								$36,623	$36,623

At December 31, 2023, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.055%	At Termination Date	12/15/28	EUR	695,000	$2,238	$2,802
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.780	At Termination Date	08/15/53	EUR	35,000	4,077	4,055
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.529	At Termination Date	11/15/53	EUR	70,000	2,054	2,054
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.640	At Termination Date	11/15/53	EUR	35,000	2,400	2,212
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.512	At Termination Date	12/15/53	EUR	170,000	4,038	4,038
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.207	At Termination Date	12/05/25	USD	415,000	1,354	1,354
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.101	At Termination Date	12/08/25	USD	410,000	498	498
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.147	At Termination Date	12/13/25	USD	810,000	1,704	1,704
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	1.839	At Termination Date	12/15/25	EUR	695,000	(651)	(1,337)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD	1,650,000	267,004	267,004
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.794	At Termination Date	04/08/25	USD	5,300,000	(5,430)	(5,430)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.563	At Termination Date	06/24/25	USD	4,900,000	(48,187)	(48,187)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.100	At Termination Date	08/08/25	USD	2,200,000	(17,398)	(17,398)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.315	At Termination Date	11/14/25	USD	1,000,000	(4,583)	(4,584)

See Accompanying Notes to Financial Statements

43

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.197%	At Termination Date	12/19/25	USD	1,000,000	$(2,858)	$(2,858)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.526	At Termination Date	04/08/26	USD	13,500,000	(89,594)	(89,594)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.270	At Termination Date	06/24/26	USD	6,500,000	(72,724)	(72,724)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.453	At Termination Date	08/11/26	USD	360,000	(1,368)	(1,368)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.925	At Termination Date	02/02/27	USD	3,400,000	72,420	72,420
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.000	At Termination Date	02/25/27	USD	5,540,000	81,090	81,090
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.213	At Termination Date	03/02/27	USD	1,350,000	4,954	4,954
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.290	At Termination Date	03/07/27	USD	2,200,000	(2,173)	(2,173)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.646	At Termination Date	05/04/27	USD	2,500,000	(71,896)	(71,896)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.262	At Termination Date	05/12/27	USD	1,955,000	(22,705)	(22,705)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.903	At Termination Date	07/05/27	USD	2,025,000	(5,562)	(5,562)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.030	At Termination Date	08/02/27	USD	2,400,000	(39,864)	(45,094)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.765	At Termination Date	09/23/27	USD	485,000	(6,662)	(6,662)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.607	At Termination Date	12/12/27	USD	8,245,000	(44,380)	(44,380)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.613	At Termination Date	12/12/27	USD	1,295,000	(7,344)	(7,344)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.440	At Termination Date	01/30/28	USD	2,300,000	1,397	11,628
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.348	At Termination Date	05/15/28	USD	1,000,000	3,411	3,411
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.624	At Termination Date	08/02/28	USD	1,670,000	(16,968)	(16,968)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.650	At Termination Date	10/20/28	USD	2,250,000	(32,607)	(27,659)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.583	At Termination Date	11/02/28	USD	4,000,000	(49,151)	(49,151)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.336	At Termination Date	12/05/28	USD	415,000	(629)	(629)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.250	At Termination Date	12/08/28	USD	410,000	1,029	1,029
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.317	At Termination Date	12/13/28	USD	810,000	(330)	(330)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.890	At Termination Date	08/02/29	USD	2,100,000	(33,496)	(38,888)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.583	At Termination Date	11/03/29	USD	935,000	(11,682)	(11,682)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.480	At Termination Date	01/30/30	USD	1,200,000	276	7,791
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.524	At Termination Date	03/30/30	USD	2,500,000	(8,352)	(8,352)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.087	At Termination Date	04/08/30	USD	550,000	(6,416)	(6,416)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.535	At Termination Date	10/11/30	USD	2,240,000	(18,773)	(18,773)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.633	At Termination Date	11/02/30	USD	1,200,000	(19,564)	(19,564)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.593	At Termination Date	11/06/30	USD	1,200,000	(16,522)	(16,522)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.482	At Termination Date	11/17/30	USD	1,150,000	(8,067)	(8,067)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.383	At Termination Date	12/15/33	USD	260,000	647	647
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.410	At Termination Date	12/15/33	USD	260,000	43	43
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.459	At Termination Date	12/19/33	USD	833,333	(3,416)	(3,416)

See Accompanying Notes to Financial Statements

44

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.464%	At Termination Date	12/20/33	USD	783,333	$(3,502)	$(3,502)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.436	At Termination Date	12/21/33	USD	503,500	(1,009)	(1,009)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.430	At Termination Date	12/28/33	USD	379,834	(497)	(497)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.660	At Termination Date	11/13/53	USD	1,150,000	(73,105)	(73,105)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.475	At Termination Date	12/18/53	USD	225,000	(4,403)	(4,403)
								$(301,234)	$(289,495)

At December 31, 2023, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount		Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.562%	At Termination Date	01/15/25	USD	8,800,000	$230,593	$—	$230,593
									$230,593	$—	$230,593

At December 31, 2023, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Cost	Fair Value
3-month SOFRRATE	Call	03/15/24	94.94 USD	223	USD	53,232,888	$52,900	$90,594
							$52,900	$90,594

At December 31, 2023, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount		Premiums Received	Fair Value
3-month SOFRRATE	Call	03/15/24	96.50 USD	112	USD	26,735,800	$50,113	$(94,500)
							$50,113	$(94,500)

At December 31, 2023, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Fair Value
Call on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	4.235%	1-day Secured Overnight Financing Rate	03/26/24	USD	4,616,000	$71,087	$169,951
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.834%	6-month EUR-EURIBOR	03/12/24	EUR	3,313,500	34,938	19,858
Put on 5-Year Interest Rate Swap(2)	Citibank N.A.	Pay	4.235%	1-day Secured Overnight Financing Rate	03/26/24	USD	4,616,000	71,086	6,824
								$177,111	$196,633

At December 31, 2023, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Call on 5-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.958%	1-day Secured Overnight Financing Rate	03/14/24	USD	4,616,000	$65,201	$(116,044)
Call on 5-Year Interest Rate Swap(2)	Citibank N.A.	Pay	3.750%	1-day Secured Overnight Financing Rate	06/12/24	USD	11,540,000	183,425	(296,307)
Call on 5-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.903%	1-day Secured Overnight Financing Rate	11/14/24	USD	3,077,549	68,322	(116,592)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.234%	6-month EUR-EURIBOR	03/12/24	EUR	3,313,500	10,817	(5,859)
Put on 5-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.958%	1-day Secured Overnight Financing Rate	03/14/24	USD	4,616,000	65,201	(12,492)

See Accompanying Notes to Financial Statements

45

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Description	Counterparty	Pay/Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums Received	Fair Value
Put on 5-Year Interest Rate Swap(1)	Citibank N.A.	Receive	3.750%	1-day Secured Overnight Financing Rate	06/12/24	USD	11,540,000	$177,150	$(86,411)
Put on 5-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.903%	1-day Secured Overnight Financing Rate	11/14/24	USD	3,077,549	68,322	(29,643)
								$638,438	$(663,348)

(1)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.
(2)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.

The following sales commitments were held by the VY® BlackRock Inflation Protected Bond Portfolio at December 31, 2023:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(101,000)	Ginnie Mae, 2.000%, due 01/20/54	01/22/24	$(85,538)
(119,000)	Uniform Mortgage-Backed Securities, 1.500%, due 01/01/39	01/18/24	(103,437)
(125,200)	Uniform Mortgage-Backed Securities, 1.500%, due 01/01/54	01/16/24	(97,539)
(329,000)	Uniform Mortgage-Backed Securities, 2.000%, due 01/01/39	01/18/24	(295,021)
(504,290)	Uniform Mortgage-Backed Securities, 2.000%, due 01/01/54	01/16/24	(412,257)
(169,000)	Uniform Mortgage-Backed Securities, 2.500%, due 01/01/39	01/18/24	(155,731)
(279,600)	Uniform Mortgage-Backed Securities, 2.500%, due 01/01/54	01/16/24	(237,900)
(79,000)	Uniform Mortgage-Backed Securities, 3.000%, due 01/01/39	01/18/24	(74,491)
(165,000)	Uniform Mortgage-Backed Securities, 3.000%, due 01/01/54	01/16/24	(145,980)
(21,000)	Uniform Mortgage-Backed Securities, 3.500%, due 01/01/39	01/18/24	(20,218)
(225,700)	Uniform Mortgage-Backed Securities, 4.000%, due 01/01/54	01/16/24	(213,489)
(315,600)	Uniform Mortgage-Backed Securities, 6.000%, due 01/01/54	01/16/24	(320,482)
	Total Sales Commitments
	Proceeds receivable $(2,119,517)		$(2,162,083)

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
EUR	—	EU Euro
GBP	—	British Pound
USD	—	United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$287,227
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	4,207
Interest rate contracts	Variation margin receivable on futures contracts**	99,225
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	802,689
Interest rate contracts	Unrealized appreciation on OTC swap agreements	230,593
Total Asset Derivatives		$1,423,941
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,922
Interest rate contracts	Variation margin payable on futures contracts**	2,284,692
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,055,561
Credit contracts	Upfront payments received on OTC swap agreements	19,896
Credit contracts	Unrealized depreciation on OTC swap agreements	4,642
Interest rate contracts	Written options, at fair value	757,848
Total Liability Derivatives		$4,125,561

*       Includes purchased options.

See Accompanying Notes to Financial Statements

46

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$75,722	$—	$75,722
Foreign exchange contracts	(103,731)	(51,186)	—	—	16,158	(138,759)
Interest rate contracts	(1,113,034)	—	3,517,056	1,463,311	788,301	4,655,634
Total	$(1,216,765)	$(51,186)	$3,517,056	$1,539,033	$804,459	$4,592,597

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(4,642)	$—	$(4,642)
Foreign exchange contracts	—	11,891	—	—	—	11,891
Interest rate contracts	162,348	—	(2,593,231)	(1,889,538)	(118,970)	(4,439,391)
Total	$162,348	$11,891	$(2,593,231)	$(1,894,180)	$(118,970)	$(4,432,142)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2023:

	Bank of America N.A.	Barclays Bank PLC	BNP Paribas	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank PLC	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	The Bank of New York Mellon	UBS AG	Total
Assets:
Purchased options	$—	$—	$—	$176,775	$—	$—	$—	$19,858	$—	$—	$—	$196,633
Forward foreign currency contracts	—	—	1,595	185	—	—	1,186	—	—	—	1,241	4,207
OTC Inflation-linked swaps	—	—	—	230,593	—	—	—	—	—	—	—	230,593
Total Assets	$—	$—	$1,595	$407,553	$—	$—	$1,186	$19,858	$—	$—	$1,241	$431,433
Liabilities:
Forward foreign currency contracts	$—	$—	$1,535	$188	$—	$—	$—	$—	$970	$229	$—	$2,922
OTC credit default swaps	5,888	507	—	7,712	3,541	6,890	—	—	—	—	—	24,538
Written options	—	128,536	—	382,718	146,235	—	—	5,859	—	—	—	663,348
Total Liabilities	$5,888	$129,043	$1,535	$390,618	$149,776	$6,890	$—	$5,859	$970	$229	$—	$690,808
Net OTC derivative instruments by counterparty, at fair value	$(5,888)	$(129,043)	$60	$16,935	$(149,776)	$(6,890)	$1,186	$13,999	$(970)	$(229)	$1,241	$(259,375)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$(16,935)	$—	$—	$—	$(13,999)	$—	$—	$—	$(30,934)
Net Exposure(1)(2)	$(5,888)	$(129,043)	$60	$—	$(149,776)	$(6,890)	$1,186	$—	$(970)	$(229)	$1,241	$(290,309)

See Accompanying Notes to Financial Statements

47

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.
(2)	At December 31, 2023, the Portfolio had received $30,000 and $20,000, respectively, in cash collateral from Citibank N.A. and JPMorgan Chase Bank N.A., respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $247,529,443.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$3,568,735
Gross Unrealized Depreciation	(18,899,982)
Net Unrealized Depreciation	$(15,331,247)

See Accompanying Notes to Financial Statements

48

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 50.8%
	Federal Home Loan Banks: 8.0%
18,200,000	4.875%, 09/13/2024	$18,188,175	8.0
	Government National Mortgage Association: 20.8%
5,680,247	5.000%, 02/20/2053	5,646,563	2.5
5,902,487	5.000%, 03/20/2053	5,865,967	2.6
3,512,376	5.000%, 06/20/2053	3,487,386	1.5
3,334,281	5.500%, 02/20/2053	3,361,614	1.5
7,788,624	5.500%, 04/20/2053	7,847,776	3.4
6,699,683	5.500%, 05/20/2053	6,750,565	2.9
2,048,978	5.500%, 06/20/2053	2,064,540	0.9
4,354,452	5.500%, 09/20/2053	4,387,523	1.9
4,524,188	5.500%, 10/20/2053	4,558,548	2.0
3,506,713	6.000%, 08/20/2053	3,567,278	1.6
		47,537,760	20.8
	Uniform Mortgage-Backed Securities: 22.0%
18,842,260	4.000%, 06/01/2052	17,830,550	7.8
4,411,547	4.500%, 09/01/2052	4,279,413	1.9
5,997,353	4.500%, 09/01/2052	5,817,721	2.5
3,212,118	4.500%, 10/01/2052	3,115,908	1.4
9,998,530	5.000%, 11/01/2052	9,899,255	4.3
1,197,375	5.000%, 12/01/2052	1,185,484	0.5
8,174,496	5.500%, 11/01/2052	8,238,465	3.6
		50,366,796	22.0
	Total U.S. Government Agency Obligations
	(Cost $116,446,742)	116,092,731	50.8

U.S. TREASURY OBLIGATIONS: 39.2%
	United States Treasury Bonds: 13.9%
5,200,000	2.875%, 05/15/2052	4,141,719	1.8
33,730,000	3.000%, 08/15/2052	27,592,721	12.1
		31,734,440	13.9
	United States Treasury Floating Rate Notes: 2.3%
5,390,000 (1)	5.418%, 04/30/2025	5,387,989	2.3

	United States Treasury Notes: 23.0%
40,780,000	3.875%, 08/15/2033	40,741,769	17.8
11,580,000	4.125%, 11/15/2032	11,775,186	5.2
		52,516,955	23.0

	Total U.S. Treasury Obligations
	(Cost $88,769,500)	89,639,384	39.2

CORPORATE BONDS/NOTES: 5.5%
	Consumer, Cyclical: 1.7%
3,990,000	Toyota Motor Credit Corp., 4.450%, 05/18/2026	3,985,396	1.7

	Energy: 1.3%
530,000	Devon Energy Corp., 7.875%, 09/30/2031	617,476	0.3
2,120,000	Diamondback Energy, Inc., 6.250%, 03/15/2033	2,266,405	1.0
		2,883,881	1.3
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial: 1.9%
2,120,000	Equinix, Inc., 2.500%, 05/15/2031	$1,800,928	0.8
2,235,000	Golub Capital BDC, Inc., 2.500%, 08/24/2026	2,026,988	0.9
590,000 (1)(2)	UBS Group AG, 6.301%, 09/22/2034	625,020	0.2
		4,452,936	1.9

	Technology: 0.6%
1,720,000	Dell International LLC / EMC Corp., 3.375%, 12/15/2041	1,300,351	0.6
	Total Corporate Bonds/ Notes (Cost $12,217,478)	12,622,564	5.5
	Total Long-Term Investments (Cost $217,433,720)	218,354,679	95.5

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 2.5%
5,632,805 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 5.260% (Cost $5,632,805)	$5,632,805	2.5

	Total Short-Term Investments (Cost $5,632,805)	5,632,805	2.5
	Total Investments in Securities (Cost $223,066,525)	$223,987,484	98.0
	Assets in Excess of Other Liabilities	4,483,769	2.0
	Net Assets	$228,471,253	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of December 31, 2023.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of December 31, 2023.

Reference Rate Abbreviations:

USBMMY3M           U.S. Treasury 3-month Bill Money Market Yield

See Accompanying Notes to Financial Statements

49

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
U.S. Government Agency Obligations	$—	$116,092,731	$—	$116,092,731
U.S. Treasury Obligations	—	89,639,384	—	89,639,384
Corporate Bonds/Notes	—	12,622,564	—	12,622,564
Short-Term Investments	5,632,805	—	—	5,632,805
Total Investments, at fair value	$5,632,805	$218,354,679	$—	$223,987,484
Other Financial Instruments+
Futures	3,508,124	—	—	3,508,124
Total Assets	$9,140,929	$218,354,679	$—	$227,495,608

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for VY® BrandywineGLOBAL- Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
U.S. Treasury 5-Year Note	1,167	03/28/24	$126,938,602	$2,913,046
U.S. Treasury Ultra 10-Year Note	120	03/19/24	14,161,875	595,078
			$141,100,477	$3,508,124

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Variation margin receivable on futures contracts*	$3,508,124
Total Asset Derivatives		$3,508,124

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(4,234,217)
Total	$(4,234,217)

See Accompanying Notes to Financial Statements

50

VY® BrandywineGLOBAL - Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$3,508,124
Total	$3,508,124

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $227,318,675.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$3,262,614
Gross Unrealized Depreciation	(3,085,682)
Net Unrealized Appreciation	$176,932

See Accompanying Notes to Financial Statements

51

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.2703
Class I	NII	$0.3263
Class S	NII	$0.3000

VY® BrandywineGLOBAL – Bond Portfolio	NII	$0.2094

NII - Net investment income

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

52

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 –Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacif- ic High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium

53

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Trustee of the Board.

54

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management

(March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

55

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Vice President, Voya family of funds (June 2022 – Present); Secretary, Voya family of funds (September 2020 – Present); Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – Present). Formerly, Assistant Secretary, Voya family of funds (January 2020 – September 2020); Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VIT: November 1999 – Present VVIT: October 2000 - Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

56

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

57

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS AND SUB-SUB ADVI- SORY CONTRACTS

At a meeting held on November 16, 2023, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT,” and together with VIT, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Portfolio”), a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to each Portfolio (the “Sub-Advisers”), for an additional one-year period ending November 30, 2024, and the sub- sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub- Advisory Contracts, the “Contracts”) with BlackRock International Limited, the sub-sub-adviser to BlackRock Portfolio (the “Sub-Sub-Adviser”), for an additional one- year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers and Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory and sub-sub- advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub- sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, a Sub-Adviser or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers.

58

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub- advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub- Advisers’ and Sub-Sub-Adviser’s investment programs, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers and sub- sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers and the Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers and the Sub-Sub-Adviser, and whether those resources are sufficient to provide high- quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers and the Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers and Sub-Sub- Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In the case of sub-advisory or sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers and Sub-Sub- Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-

59

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to the sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub- Adviser. In this regard, the Board considered that the Sub- Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and the Sub- Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub- Advisers, and the Sub-Sub-Adviser which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s- length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub- Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub- advisers may not account for their profits on an account- by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation by the Manager, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub- Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the

60

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (Continued)

range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BlackRock Inflation Protected Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date period, the third quintile for the three-year period, and the fourth quintile for the one-year, five-year and ten-year periods; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and three-year periods, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; (2) the impact that interest rates have had on the Portfolio’s performance; and (3) the continuation of monitoring the Sub-Adviser’s performance.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

VY® BrandywineGLOBAL – Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BrandywineGLOBAL – Bond Portfolio,

the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the second quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

61

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116
Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286
Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-VIT3AIS (1223)

Annual Report

December 31, 2023

Classes ADV, I and S

Voya Investors Trust

■     Voya Global Perspectives® Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolio’s website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolio voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolio’s website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolio’s Forms NPORT-P are available on the SEC’s website at www.sec.gov. The Portfolio’s complete schedule of portfolio holdings as filed on Form NPORT-P is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.

1

Voya global PersPectiVes® Portfolio	Portfolio Managers’ rePort

Voya Global Perspectives® Portfolio (the “Portfolio”) seeks total return. Under normal conditions, the sub-adviser invests the assets of the Portfolio in a combination of underlying funds (“Underlying Funds”) that in turn, invest directly in securities such as stocks and bonds. The Portfolio is managed by Lanyon Blair, CFA and Barbara Reinhard, CFA Portfolio Managers(1) of Voya Investment Management Co. LLC — the Sub-Adviser.

Under normal market conditions, approximately 60% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in equity securities, and approximately 40% of the Portfolio’s net assets are allocated to Underlying Funds that invest predominantly in debt instruments. These approximate weights are referred to as target allocations (“Target Allocations”). Depending upon the rules-based investment strategy, the equity target allocation may drop to approximately 30% and the debt target allocation may rise to approximately 70% — such weightings are called “defensive allocations.” No adjustments to the Target Allocations or defensive allocations will be made between quarterly allocation dates.

Performance: For the year ended December 31, 2023, the Portfolio’s Class S shares provided a total return of 10.28%, compared to the S&P Target Risk® Growth Index which returned 15.38%.

Portfolio Specifics: For the reporting period, the Portfolio delivered strong absolute returns, as inflation declined and economic growth was better than expected, helping global equities and fixed income produce solid gains. However, the Portfolio underperformed its benchmark. The Portfolio’s underperformance was due to asset allocation and to a lesser extent, Underlying Fund selection.

Target Allocations as of December 31, 2023(1)
(as a percentage of net assets)
U.S. Large Cap Equities	10.0%
U.S. Mid Cap Equities	10.0%
U.S. Small Cap Equities	10.0%
Global Real Estate	10.0%
International Equities	10.0%
Emerging Market Equities	10.0%
U.S. Investment Grade Bonds	10.0%
U.S. Government Bonds	10.0%
Global Bonds	10.0%
U.S. High Yield Bonds	10.0%

(1)       Portfolio’s current approximate target investment allocations (expressed as a percentage of net assets). As these are target allocations, the actual allocations of the Portfolio’s assets may deviate from the percentages shown. Although the Portfolio expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change daily.

Throughout the year, portfolio positioning shifted between base and defensive multiple times, which is unusual. At the beginning of the year, the Portfolio held base allocations of approximately 60% equity and 40% fixed income. At the start of the second quarter, the Portfolio shifted to defensive allocations of approximately 30% equity and 70% fixed income, as fourth quarter 2022 year-over-year (“YoY”) earnings growth on the S&P 500 was negative. At the start of the third quarter, the Portfolio went back to base positioning, as first quarter 2023 YoY earnings growth on the S&P 500 was positive. Then, at the start of the fourth quarter, the Portfolio shifted back to defensive positioning, as second quarter 2023 YoY earnings growth on the S&P 500 was negative. The shock from the pandemic, unprecedented policy response and aftereffects has resulted in extraordinarily volatile data for some financial metrics, such as corporate earnings growth. Consequently, the signal for the earnings model that determines base and defensive allocations has not been effective, causing the tactical asset allocation shifts to detract from performance for the year. In terms of sub-asset class positioning, the relative underweight to U.S. large cap equities was a detractor, while an overweight to U.S. core bonds was a contributor.

Underlying fund selection was also a challenge. Strategies that detracted most from excess returns included Voya Emerging Markets Index Portfolio, Voya U.S. Bond Index Portfolio and Voya Global Bond Fund. Strategies that contributed most to excess returns included Voya Mid Cap Opportunities Portfolio and Voya Small Company Portfolio.

Current Strategy and Outlook: S&P 500 third-quarter earnings grew by 7.2% YoY, with 10 of the 11 sectors showing year-over-year increases. Energy was the sector that did not grow earnings, as it was up against tough comparisons from 2022 when crude oil reached prices that exceeded U.S. $120/bbl. The consumer discretionary sector led, with earnings rising by more than 13.5% compared with this time last year. In aggregate, earnings came better than expectations with 82% of companies beating. With U.S. corporate earnings moving from negative to positive, we have shifted the Portfolio back to base positioning in early January.

After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inflation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable returns throughout the year. We believe the current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in Portfolio, but believe U.S. exceptionalism is set to persist.

2

Portfolio Managers’ rePort	Voya Global PersPectiVes® Portfolio

The disinflationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. Limited private sector overreach and rising real incomes from falling inflation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

________

(1) Effective May 1, 2023, Lanyon Blair, CFA and Barbara Reinhard, CFA were added as portfolio managers to the Portfolio. Effective June 30, 2023, Douglas Coté retired from Voya Investment Management Co. LLC.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya Global PersPectiVes® Portfolio	Portfolio ManaGers’ rePort

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	10.19%	5.55%	3.99%
Class I	10.50%	5.85%	4.31%
Class S	10.28%	5.61%	4.05%
S&P Target Risk® Growth Index	15.38%	7.73%	5.96%

Based on a $10,000 initial investment, the table and graph above illustrate the total return of Voya Global Perspectives® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

SHAREHOLDER EXPENSE EXAMPLE (UnaUdited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolio’s expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2023**	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2023**
Class ADV	$1,000.00	$1,048.20	0.52%	$2.68	$1,000.00	$1,022.58	0.52%	$2.65
Class I	1,000.00	1,048.20	0.22	1.14	1,000.00	1,024.10	0.22	1.12
Class S	1,000.00	1,048.90	0.47	2.43	1,000.00	1,022.84	0.47	2.40

______________

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Global Perspectives® Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Voya Global Perspectives® Portfolio (the “Portfolio”) (one of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolio of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio (one of the portfolios constituting Voya Investors Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

6

STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2023

ASSETS:
Investments in affiliated underlying funds at fair value*	$66,016,077
Cash	6,077
Receivables:
Investments in affiliated underlying funds sold	10,287
Fund shares sold	5,856
Dividends	24
Prepaid expenses	606
Reimbursement due from Investment Adviser	5,337
Other assets	10,553
Total assets	66,054,817
LIABILITIES:
Payable for fund shares redeemed	16,143
Payable for investment management fees	11,041
Payable for distribution and shareholder service fees	14,715
Payable to trustees under the deferred compensation plan (Note 6)	10,553
Payable for trustee fees	1,298
Other accrued expenses and liabilities	19,794
Total liabilities	73,544
NET ASSETS	$65,981,273
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$75,917,567
Total distributable loss	(9,936,294)
NET ASSETS	$65,981,273
* Cost of investments in affiliated underlying funds	$63,360,471

Class ADV
Net assets	$58,570,463
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	6,946,589
Net asset value and redemption price per share	$8.43
Class I
Net assets	$7,348,451
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	864,117
Net asset value and redemption price per share	$8.50
Class S
Net assets	$62,359
Shares authorized	unlimited
Par value	$0.001
Shares outstanding	7,408
Net asset value and redemption price per share	$8.42

See Accompanying Notes to Financial Statements

7

STATEMENT OF OPERATIONS for the year ended december 31, 2023

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$2,198,485
Interest	149
Other	320
Total investment income	2,198,954
EXPENSES:
Investment management fees	133,874
Distribution and shareholder service fees:
Class ADV	357,990
Class S	156
Transfer agent fees:
Class ADV	10,547
Class I	1,265
Class S	11
Shareholder reporting expense	5,428
Professional fees	23,778
Custody and accounting expense	7,289
Trustee fees	2,190
Miscellaneous expense	9,352
Total expenses	551,880
Waived and reimbursed fees	(224,860)
Net expenses	327,020
Net investment income	1,871,934
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	(13,265,794)
Capital gain distributions from affiliated underlying funds	146,691
Net realized loss	(13,119,103)
Net change in unrealized appreciation on:
Affiliated underlying funds	17,787,653
Net change in unrealized appreciation (depreciation)	17,787,653
Net realized and unrealized gain	4,668,550
Increase in net assets resulting from operations	$6,540,484

See Accompanying Notes to Financial Statements

8

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$1,871,934	$1,249,043
Net realized gain (loss)	(13,119,103)	6,828,579
Net change in unrealized appreciation (depreciation)	17,787,653	(24,855,083)
Increase (decrease) in net assets resulting from operations	6,540,484	(16,777,461)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(7,800,361)	(7,856,985)
Class I	(930,196)	(881,201)
Class S	(7,778)	(8,207)
Total distributions	(8,738,335)	(8,746,393)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,150,929	1,454,443
Reinvestment of distributions	8,738,335	8,746,393
	9,889,264	10,200,836
Cost of shares redeemed	(11,239,192)	(13,072,931)
Net decrease in net assets resulting from capital share transactions	(1,349,928)	(2,872,095)
Net decrease in net assets	(3,547,779)	(28,395,949)
NET ASSETS:
Beginning of year or period	69,529,052	97,925,001
End of year or period	$65,981,273	$69,529,052

See Accompanying Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class ADV
12-31-23	8.78	0.24•	0.62	0.86	0.58	0.63	—	1.21	—	8.43	10.19	0.89	0.52	0.52	2.77	58,570	96
12-31-22	12.08	0.15•	(2.29)	(2.14)	0.31	0.85	—	1.16	—	8.78	(17.69)	0.88	0.50	0.50	1.55	62,243	22
12-31-21	12.13	0.15•	0.54	0.69	0.41	0.33	—	0.74	—	12.08	5.74	0.87	0.52	0.52	1.27	88,974	40
12-31-20	11.17	0.34•	1.34	1.68	0.35	0.37	—	0.72	—	12.13	15.80	0.88	0.51	0.51	3.01	97,298	107
12-31-19	10.21	0.23•	1.57	1.80	0.37	0.47	—	0.84	—	11.17	17.97	0.87	0.48	0.48	2.07	95,446	13
Class I
12-31-23	8.85	0.26•	0.63	0.89	0.61	0.63	—	1.24	—	8.50	10.50	0.29	0.22	0.22	3.06	7,348	96
12-31-22	12.19	0.18•	(2.32)	(2.14)	0.35	0.85	—	1.20	—	8.85	(17.51)	0.28	0.20	0.20	1.85	7,219	22
12-31-21	12.23	0.19•	0.55	0.74	0.45	0.33	—	0.78	—	12.19	6.09	0.27	0.22	0.22	1.54	8,866	40
12-31-20	11.26	0.38•	1.35	1.73	0.39	0.37	—	0.76	—	12.23	16.13	0.28	0.21	0.21	3.31	9,437	107
12-31-19	10.29	0.26•	1.59	1.85	0.41	0.47	—	0.88	—	11.26	18.33	0.27	0.18	0.18	2.33	8,090	13
Class S
12-31-23	8.77	0.23•	0.63	0.86	0.58	0.63	—	1.21	—	8.42	10.28	0.54	0.47	0.47	2.73	62	96
12-31-22	12.08	0.16•	(2.30)	(2.14)	0.32	0.85	—	1.17	—	8.77	(17.66)	0.53	0.45	0.45	1.59	68	22
12-31-21	12.13	0.16•	0.54	0.70	0.42	0.33	—	0.75	—	12.08	5.84	0.52	0.47	0.47	1.29	85	40
12-31-20	11.18	0.34•	1.34	1.68	0.36	0.37	—	0.73	—	12.13	15.79	0.53	0.46	0.46	3.04	77	107
12-31-19	10.22	0.23	1.58	1.81	0.38	0.47	—	0.85	—	11.18	18.08	0.52	0.43	0.43	2.10	65	13

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. The series included in this report is Voya Global Perspectives® Portfolio (“Global Perspectives” or the “Portfolio”), a diversified series of the Trust. The investment objective of the Portfolio is described in the Portfolio’s Prospectus.

The classes of shares included in this report are: Adviser (“Class ADV”), Institutional (“Class I”) and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolio. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolio. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolio.

The Portfolio seeks to achieve its investment objective by investing in affiliated investment companies that, in turn, invest directly in a wide range of portfolio securities (i.e., stocks and bonds). The investment companies in which the Portfolio invests are collectively referred to as the “Underlying Funds.”

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements. The Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. The Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of the Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when the Portfolio is closed for business, Portfolio shares will not be priced and the Portfolio does not transact purchase and redemption orders. To the extent the Portfolio’s assets are traded in other markets on days when the Portfolio does not price its shares, the value of the Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of the Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which the Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of the Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation

11

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

policy, may consider inputs from pricing service providers, broker-dealers, or the Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine the Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Portfolio.

The Portfolio’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolio classifies each of its investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing the Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when the Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statement of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statement of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C. Foreign Currency Translation. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

12

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolio records distributions to its shareholders on the ex-dividend date. The Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolio may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized.

The Portfolio may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

Purchases	Sales
$64,031,055	$71,944,248

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolio has entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolio. The Investment Adviser oversees all investment management and portfolio management services for the Portfolio and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolio, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on 0.20% of average daily net

13

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

assets invested in affiliated Underlying Funds and 0.40% of the average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM. Voya IM provides investment advice for the Portfolio and is paid by the Investment Adviser based on the average daily net assets of the Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolio’s assets in accordance with the Portfolio’s investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service plan (the “Agreement”) for the Class S shares of the Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S. Under the Agreement, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares have a shareholder service and distribution plan. Class ADV shares pay a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.30% of the distribution fee for Class ADV shares of the Portfolio, so the actual fee paid by Class ADV shares is an annual rate of 0.05%. This waiver is not eligible for recoupment. Termination or modification of this waiver requires approval by the Board.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the Portfolio:

l

Subsidiary	Percentage
Voya Retirement Insurance and Annuity Company	8.17%

The Portfolio has adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the

Portfolio purchases shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statement of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolio may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by the Portfolio were $11,527.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, and extraordinary expenses to the levels listed below(1)(2):

Class ADV	Class I	Class S
1.55%	0.95%	1.20%

(1)	These operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by the Portfolio will vary based on the Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

(2)	Pursuant to a side letter through May 1, 2024, the total expense limits including the operating expenses incurred at the Underlying Fund level are 1.09%, 0.83% and 1.08% for Class ADV, Class I, and Class S, respectively. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser may at a later date recoup from the Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities.

As of December 31, 2023, the amounts of waived and/or reimbursed fees that are subject to possible recoupment by the Investment Adviser and the related expiration dates, are as follows:

14

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

December 31,
2024	2025	2026	Total
$46,165	$62,754	$34,082	$143,001

In addition to the above waived and/or reimbursed fees, the amount of class specific fees waived and/or reimbursed that are subject to possible recoupment by the Investment Adviser, and the related expiration dates, as of December 31, 2023, are as follows:

	December 31,
	2024	2025	2026	Total
Class ADV	$—	$—	$10,505	$10,505
Class I	—	—	1,260	1,260
Class S	—	—	11	11

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolio, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolio did not utilize the line of credit during the year ended December 31, 2023.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Class ADV
12/31/2023	48,179	—	950,105	(1,140,881)	—	(142,597)	408,111	—	7,800,361	(9,886,508)	—	(1,678,036)
12/31/2022	46,328	—	898,969	(1,221,786)	—	(276,489)	460,747	—	7,856,985	(12,012,035)	—	(3,694,303)
Class I
12/31/2023	85,164	—	112,478	(148,808)	—	48,834	741,830	—	930,196	(1,340,134)	—	331,892
12/31/2022	99,103	—	100,136	(111,502)	—	87,737	993,696	—	881,201	(1,058,537)	—	816,360
Class S
12/31/2023	121	—	950	(1,375)	—	(304)	988	—	7,778	(12,550)	—	(3,784)
12/31/2022	—	—	941	(261)	—	680	—	—	8,207	(2,359)	—	5,848

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

15

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:

Year Ended December 31, 2023		Year Ended December 31, 2022
Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
$4,194,986	$4,543,349	$4,015,019	$4,731,374

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards		Total Distributable
Income	(Depreciation)	Amount	Character	Earnings/(Loss)
$1,870,278	$659,104	$(12,465,676)	Long-term	$(9,936,294)

The Portfolio's major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolio's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolio's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — MARKET DISRUPTION

The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world.

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 12 — MARKET DISRUPTION (continued)

The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolio's financial statements.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolio has evaluated events occurring after the Statement of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

17

Voya Global PersPectiVes® Portfolio	PORTFOLIO OF INVESTMENTS aS OF DEcEMbER 31, 2023

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
335,524	Voya Emerging Markets Index Portfolio - Class I	$3,318,336	5.0
1,531,035	Voya Global Bond Fund - Class R6	11,406,208	17.3
1,510,155	Voya GNMA Income Fund - Class R6	11,235,555	17.0
1,293,608	Voya High Yield Portfolio - Class I	11,202,648	17.0
134,487	Voya Index Plus LargeCap Portfolio - Class I	3,437,489	5.2
308,262	Voya International Index Portfolio - Class I	3,421,707	5.2
687,963 (1)	Voya MidCap Opportunities Portfolio - Class R6	3,494,853	5.3
241,776	Voya Small Company Portfolio - Class R6	3,653,228	5.6
1,209,177	Voya U.S. Bond Index Portfolio - Class I	11,160,705	16.9
358,497	VY® CBRE Global Real Estate Portfolio - Class I	3,685,348	5.6
	Total Mutual Funds (Cost $63,360,471)	66,016,077	100.1
	Total Investments in Securities (Cost $63,360,471)	$66,016,077	100.1
	Liabilities in Excess of Other Assets	(34,804)	(0.1)
	Net Assets	$65,981,273	100.0

(1)	Non-income producing security.

See Accompanying Notes to Financial Statements

18

Voya Global PersPectiVes® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Mutual Funds	$66,016,077	$—	$—	$66,016,077
Total Investments, at fair value	$66,016,077	$—	$—	$66,016,077

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$7,112,094	$3,613,176	$(9,525,108)	$2,118,174	$3,318,336	$268,501	$(2,044,899)	$—
Voya Global Bond Fund - Class R6	6,793,893	11,257,820	(8,491,818)	1,846,313	11,406,208	287,403	(2,073,062)	—
Voya GNMA Income Fund - Class R6	6,576,328	10,236,366	(6,890,415)	1,313,276	11,235,555	344,018	(491,886)	—
Voya High Yield Portfolio - Class I	6,792,581	10,642,557	(7,582,525)	1,350,035	11,202,648	599,339	(835,706)	—
Voya Index Plus LargeCap Portfolio - Class I	6,939,156	3,303,334	(9,120,917)	2,315,916	3,437,489	33,522	(1,394,170)	77,608
Voya International Index Portfolio - Class I	7,682,051	3,511,485	(8,320,132)	548,303	3,421,707	170,341	87,518	—
Voya MidCap Opportunities Portfolio - Class R6	6,806,880	3,447,375	(9,870,641)	3,111,239	3,494,853	—	(2,225,668)	—
Voya Small Company Portfolio - Class R6	7,259,118	3,449,804	(9,320,890)	2,265,196	3,653,228	17,685	(1,661,130)	—
Voya U.S. Bond Index Portfolio - Class I	6,603,630	10,836,322	(7,989,290)	1,710,043	11,160,705	343,535	(1,548,123)	—
VY® CBRE Global Real Estate Portfolio - Class I	6,986,937	3,637,673	(8,148,420)	1,209,158	3,685,348	134,141	(1,078,668)	69,083
	$69,552,668	$63,935,912	$(85,260,156)	$17,787,653	$66,016,077	$2,198,485	$(13,265,794)	$146,691

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $65,356,972.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$659,104
Gross Unrealized Depreciation	—
Net Unrealized Appreciation	$659,104

See Accompanying Notes to Financial Statements

19

TAX INFORMATION (UnaUdited)

Dividends and distributions paid during the tax year ended December 31, 2023 were as follows:

Fund Name	Type	Per Share Amount
Voya Global Perspectives® Portfolio
Class ADV	NII	$0.5800
Class I	NII	$0.6128
Class S	NII	$0.5848
All Classes	LTCG	$0.6321

NII — Net investment income

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, 4.16% qualifies for the dividends received deduction (DRD) available to corporate shareholders.

The Portfolio designates $4,543,349 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Fund designated the following amounts as foreign taxes paid for the year ended December 31, 2023:

Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
$90,656	$0.0116	21.92%

* The Portfolio listed above did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolio. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

20

TRUSTEE AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

21

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as Trustee of the Board.

22

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

23

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

24

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Ofﬁce and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

25

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Global Perspectives® Portfolio, a series of the Trust (the “Portfolio”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contract (the “Management Contract”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolio, and the sub-advisory contract (the “Sub-Advisory Contract,” and together with the Management Contract, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to the Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for the Portfolio (“Selected Peer Group”) based on the Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolio, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolio as set forth in the Management Contract, including oversight of the Portfolio’s operations and risk management and the oversight of its various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment

26

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

policies and restrictions with respect to the Portfolio under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for the Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolio and the level of resources committed to the Portfolio (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolio.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of the Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedule, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as the Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolio does not have management fee breakpoints, it has fee waiver and expense reimbursement arrangements.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from the Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by the Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for the Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolio, including whether the Manager proposed any changes thereto. The Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

The Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing the Portfolio both with and without taking into account the profitability of the distributor of the Portfolio and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated

27

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolio’s operations may not be fully reflected in the expenses allocated to the Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolio. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolio. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolio and the Manager’s and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving the Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding the Portfolio’s more recent performance, asset levels and asset flows. The Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

In considering whether to approve the renewal of the Contracts for the Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date period, the third quintile for the five-year period, the fourth quintile for the one-year period, and the fifth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the third quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to the Portfolio and that approval of the continuation of the Contracts is in the best interests of the Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based

28

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

on these conclusions and other factors, the Board voted to renew the Contracts for the Portfolio for the year ending November 30, 2024.

29

Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-VITFOFAIS (1223)

Annual Report

December 31, 2023

Classes ADV and I

Voya Investors Trust

■ Voya Retirement Conservative Portfolio	■ Voya Retirement Moderate Portfolio

■ Voya Retirement Growth Portfolio	■ Voya Retirement Moderate Growth Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www. voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reﬂect fees, brokerage commissions or other expenses of investing.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P Target Risk® Aggressive Index	Seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed-income securities to enhance portfolio efficiency.
S&P Target Risk® Conservative Index	Seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
S&P Target Risk® Moderate Index	Seeks to measure the performance of an asset allocation strategy targeted to a moderate risk profile.

1

VOYA RETIREMENT PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Retirement Portfolios consist of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (each a “Portfolio” or collectively, the “Portfolios” or the “Retirement Portfolios”). Each Portfolio* seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds).(1) The Portfolios are managed by Lanyon Blair, CFA, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser (“Sub-Adviser).

Performance: Each Portfolio’s performance against its respective benchmarks is set out in the table below.

Portfolio Specifics: Over the reporting period, the Portfolios met their performance objectives by minimizing performance deviation relative to their strategic asset allocation benchmarks. Due to the strategic nature of the Portfolios, no tactical asset allocation moves were made during the period. As part of the annual review, we made changes to the strategic asset allocations toward the end of June. Strategic changes included decreasing equities across the portfolios by reducing U.S. large cap equities and, in the Growth Portfolio, emerging market equities. Within fixed income, U.S. core bonds were reduced, and U.S. short-term bonds and high yield were increased across the Portfolios.

The underlying index funds performed as expected, minimizing performance deviation relative to their respective strategic allocation benchmarks before the deduction of fees.

Current Strategy and Outlook: After unexpectedly strong performance from the U.S. economy and capital markets last year, investors enter 2024 more upbeat. While we are encouraged about the progress of inﬂation and the resiliency of consumers and corporations, we think noticeably slower economic growth, fair to modestly extended valuations and very optimistic forecasts around U.S. Federal Reserve rate cuts could limit upside potential for stocks. We see rates markets are providing little room for yields to decline outside a meaningful slowing of economic growth. Despite high expectations, we think global stocks and bonds can produce respectable returns throughout the year. We believe the current setting presents opportunities for allocators to benefit from divergences in global policy, business cycles and pricing of risk. In this macro environment, we emphasize balance in the Portfolios, but believe U.S. exceptionalism is set to persist.

The disinﬂationary process continues as decongested supply chain issues and slowing demand forces have accounted for most of the recent relief. We see more downside from factors such as shelter, and weaker wage growth as the lagged impact of tighter monetary policy further filters into the labor market, where there are early signs of weakness — such as declining job openings and quits. However, we do not expect significant deterioration in the labor market. Limited private sector overreach and rising real incomes from falling inﬂation should keep the growth downturn mild.

In our opinion, U.S. equities may continue to outperform other countries and regions, driven by their higher growth potential, proactive corporate rightsizing and robust earnings from unrivaled software innovation. We continue to be cautious on Europe as we believe the region’s cyclical gearing and relatively high interest rate sensitivity has made the sting from tighter policy more broadly felt. Europe is also more exposed to energy supply shocks and external demand from China, which is struggling. Exports have plunged, due in part to U.S. companies’ efforts to re-shore or move offshore manufacturing elsewhere. Furthermore, China’s real estate sector, their main growth engine, is in our opinion, in freefall. We are mindful that sentiment is beaten down and look for signs that the Chinese authorities will implement coordinated policy action before shifting stances.

_______

*             Effective May 1, 2023, Lanyon Blair, CFA was added as a portfolio manager to the Portfolios. In addition, effective December 31, 2023, Paul Zemsky retired from Voya Investment Management Co. LLC and is no longer a portfolio manager to the Portfolios.

(1)           The investment objective of each Portfolio is described in the Portfolios’ prospectuses, each dated May 1, 2023.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily. The outlook for this Fund may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Fund’s performance returns shown reﬂect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

2

PORTFOLIO MANAGERS’ REPORT	VOYA RETIREMENT PORTFOLIOS

Target Asset Allocations as of December 31, 2023(1)
(as a percentage of net assets)
Sub Asset Class	Conservative	Growth	Moderate	Moderate Growth
US Large Blend	17.00%	50.00%	26.00%	46.00%
US Large Value	2.00%	3.00%	2.00%	—
US Mid Cap Blend	—	8.00%	2.00%	5.00%
US Small Cap	—	2.00%	—	—
International	3.00%	11.00%	6.00%	7.00%
Emerging Markets	—	3.00%	2.00%	2.00%
Core Fixed Income	54.00%	14.00%	44.00%	30.00%
High Yield	4.00%	2.00%	4.00%	2.00%
TIPS	3.00%	—	2.00%	—
Short Duration	17.00%	7.00%	12.00%	8.00%
Total Equity	22.00%	77.00%	38.00%	60.00%
Total Fixed Income	78.00%	23.00%	62.00%	40.00%
Total	100.00%	100.00%	100.00%	100.00%

________

(1)           As these are target allocations, the actual allocations of each Portfolio’s assets may deviate from the percentages shown. Although the Retirement Portfolios expect to be fully invested at all times, they may maintain liquidity reserves to meet redemption requests.

Portfolio holdings are subject to change.

Average Total Returns for the Year Ended December 31, 2023
Voya Retirement Conservative Portfolio, Class I	1 Year 9.06%
S&P Target Risk® Conservative Index	10.94%
Voya Retirement Growth Portfolio, Class I	18.38%
S&P Target Risk® Aggressive Index	18.40%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond Index	5.53%
Voya Retirement Moderate Portfolio, Class I	11.61%
S&P Target Risk® Moderate Index	12.41%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond Index	5.53%
Voya Retirement Moderate Growth Portfolio, Class I	15.79%
S&P Target Risk® Growth Index	15.38%
Russell 3000® Index	25.96%
MSCI EAFE®	18.24%
Bloomberg U.S. Aggregate Bond Index	5.53%

3

VOYA RETIREMENT CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2023
	1 Year	5 Year	10 Year
Class ADV	8.79%	4.19%	3.53%
Class I	9.06%	4.48%	3.76%
S&P Target Risk® Conservative Index	10.94%	4.60%	3.76%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Conservative Portfolio against the index indicated. The index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

4

PoRtfolio managers’ Report	Voya RetiRement GRowth PoRtfolio

l

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	17.82%	9.38%	6.47%
Class I	18.38%	9.86%	6.92%
S&P Target Risk® Aggressive Index	18.40%	9.78%	7.20%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

5

Voya RetiRement modeRate PoRtfolio	PoRtfolio manageRs’ RePoRt

l

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	11.24%	6.34%	4.69%
Class I	11.61%	6.70%	5.05%
S&P Target Risk® Moderate Index	12.41%	5.66%	4.48%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

6

PoRtfolio manaGeRs’ RePoRt	Voya RetiRement modeRate GRowth PoRtfolio

Average Annual Total Returns for the Periods Ended December 31, 2023
1 Year		5 Year	10 Year
Class ADV	15.37%	8.36%	5.94%
Class I	15.79%	8.76%	6.35%
S&P Target Risk® Growth Index	15.38%	7.73%	5.96%
Russell 3000® Index	25.96%	15.16%	11.48%
MSCI EAFE®	18.24%	8.16%	4.28%
Bloomberg U.S. Aggregate Bond Index	5.53%	1.10%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Voya Retirement Moderate Growth Portfolio against the indices indicated. An index is unmanaged, has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reﬂect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

7

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning	Ending		Expenses Paid	Beginning	Ending		Expenses Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio*	2023**	2023	2023	Ratio*	2023**

Voya Retirement Conservative Portfolio
Class ADV	$1,000.00	$1,039.20	0.54%	$2.78	$1,000.00	$1,022.48	0.54%	$2.75
Class I	1,000.00	1,040.10	0.29	1.49	1,000.00	1,023.74	0.29	1.48
Voya Retirement Growth Portfolio
Class ADV	$1,000.00	$1,060.30	0.69%	$3.58	$1,000.00	$1,021.73	0.69%	$3.52
Class I	1,000.00	1,062.30	0.26	1.35	1,000.00	1,023.89	0.26	1.33
Voya Retirement Moderate Portfolio
Class ADV	$1,000.00	$1,044.90	0.61%	$3.14	$1,000.00	$1,022.13	0.61%	$3.11
Class I	1,000.00	1,046.20	0.27	1.39	1,000.00	1,023.84	0.27	1.38
Voya Retirement Moderate Growth Portfolio
Class ADV	$1,000.00	$1,054.40	0.66%	$3.42	$1,000.00	$1,021.88	0.66%	$3.36
Class I	1,000.00	1,056.00	0.27	1.40	1,000.00	1,023.84	0.27	1.38

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio and the Board of Trustees of Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Portfolio and Voya Retirement Moderate Growth Portfolio (collectively referred to as the “Portfolios”) (four of the portfolios constituting Voya Investors Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios (four of the portfolios constituting Voya Investors Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 26, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts

February 28, 2024

9

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$279,555,982	$1,857,260,651	$693,887,753	$1,273,722,045
Investments in unaffiliated underlying funds at fair value**	18,751,414	–	14,417,431	–
Cash	337,517	–	261,120	1,644
Receivables:
Investments in affiliated underlying funds sold	87,167	798,380	372,156	–
Fund shares sold	1,347	71,532	31,783	24,095
Interest	558	–	440	–
Prepaid expenses	2,738	15,988	6,341	11,046
Other assets	16,658	140,025	56,129	96,353
Total assets	298,753,381	1,858,286,576	709,033,153	1,273,855,183
LIABILITIES:
Payable for investments in affiliated underlying funds purchased	–	–	59	22,361
Payable for fund shares redeemed	88,514	869,271	403,939	1,863
Payable for investment management fees	62,178	372,813	144,801	256,547
Payable for distribution and shareholder service fees	62,809	641,575	196,940	407,131
Payable to custodian due to bank overdraft	–	641	–	–
Payable to trustees under the deferred compensation plan (Note 6)	16,658	140,025	56,129	96,353
Payable for trustee fees	2,150	9,577	4,570	9,998
Other accrued expenses and liabilities	42,950	103,327	42,652	91,688
Total liabilities	275,259	2,137,229	849,090	885,941
NET ASSETS	$298,478,122	$1,856,149,347	$708,184,063	$1,272,969,242
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$281,702,330	$1,720,798,319	$727,978,377	$1,228,395,317
Total distributable earnings (loss)	16,775,792	135,351,028	(19,794,314)	44,573,925
NET ASSETS	$298,478,122	$1,856,149,347	$708,184,063	$1,272,969,242
* Cost of investments in affiliated underlying funds	$266,694,175	$1,837,678,272	$734,005,121	$1,296,397,374
** Cost of investments in unaffiliated underlying funds	$19,240,694	$—	$15,397,777	$—

See Accompanying Notes to Financial Statements

10

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023 (continued)

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
Class ADV
Net assets	$297,835,213	$1,807,319,656	$686,476,361	$1,247,174,995
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	38,081,579	159,320,723	70,672,796	119,909,246
Net asset value and redemption price per share	$7.82	$11.34	$9.71	$10.40
Class I
Net assets	$642,909	$48,829,691	$21,707,702	$25,794,247
Shares authorized	unlimited	unlimited	unlimited	unlimited
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	80,589	4,280,137	2,201,141	2,517,827
Net asset value and redemption price per share	$7.98	$11.41	$9.86	$10.24

See Accompanying Notes to Financial Statements

11

STATEMENTS OF OPERATIONS for the year ended December 31, 2023

	Voya Retirement Conservative Portfolio	Voya Retirement Growth Portfolio	Voya Retirement Moderate Portfolio	Voya Retirement Moderate Growth Portfolio
INVESTMENT INCOME:
Dividends from affiliated underlying funds	$9,827,195	$48,503,613	$22,848,212	$35,307,067
Dividends from unaffiliated underlying funds	467,083	329,093	520,135	150,067
Interest	9,068	23,849	12,581	15,972
Other	1,461	8,768	3,416	6,016
Total investment income	10,304,807	48,865,323	23,384,344	35,479,122
EXPENSES:
Investment management fees	750,289	4,445,110	1,740,139	3,045,756
Distribution and shareholder service fees:
Class ADV	1,521,313	8,973,529	3,470,567	6,198,362
Transfer agent fees:
Class ADV	52,829	42,721	39,398	53,500
Class I	124	1,087	1,219	1,029
Shareholder reporting expense	11,880	6,935	9,125	20,015
Professional fees	22,520	95,995	39,785	65,700
Custody and accounting expense	29,200	127,750	58,400	95,630
Trustee fees	8,760	51,100	20,805	37,595
Miscellaneous expense	17,969	72,934	32,583	52,750
Total expenses	2,414,884	13,817,161	5,412,021	9,570,337
Waived and reimbursed fees	(754,595)	(1,347,845)	(1,101,593)	(1,371,115)
Net expenses	1,660,289	12,469,316	4,310,428	8,199,222
Net investment income	8,644,518	36,396,007	19,073,916	27,279,900
REALIZED AND UNREALIZED GAIN (LOSS):	—	—	—	—
Net realized gain (loss) on:
Sale of affiliated underlying funds	(3,214,664)	(8,525,669)	(3,661,017)	(4,510,921)
Sale of unaffiliated underlying funds	375,884	3,448,371	882,671	1,602,993
Capital gain distributions from affiliated underlying funds	4,908,230	103,607,375	18,994,365	61,217,828
Net realized gain	2,069,450	98,530,077	16,216,019	58,309,900
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	14,931,823	170,335,797	41,933,602	97,265,317
Unaffiliated underlying funds	(101,558)	(3,160,153)	(669,654)	(1,453,112)
Net change in unrealized appreciation (depreciation)	14,830,265	167,175,644	41,263,948	95,812,205
Net realized and unrealized gain	16,899,715	265,705,721	57,479,967	154,122,105
Increase in net assets resulting from operations	$25,544,233	$302,101,728	$76,553,883	$181,402,005

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Conservative Portfolio		Voya Retirement Growth Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$8,644,518	$5,736,444	$36,396,007	$22,453,401
Net realized gain	2,069,450	4,255,505	98,530,077	154,477,923
Net change in unrealized appreciation (depreciation)	14,830,265	(67,019,906)	167,175,644	(585,866,083)
Increase (decrease) in net assets resulting from operations	25,544,233	(57,027,957)	302,101,728	(408,934,759)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(11,737,641)	(41,560,326)	(173,503,142)	(288,170,964)
Class I	(28,878)	(67,352)	(4,623,828)	(6,875,231)
Total distributions	(11,766,519)	(41,627,678)	(178,126,970)	(295,046,195)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,850,691	16,835,967	14,003,578	7,324,511
Reinvestment of distributions	11,766,487	41,627,572	178,126,970	295,046,195
	22,617,178	58,463,539	192,130,548	302,370,706
Cost of shares redeemed	(55,362,120)	(63,982,725)	(295,703,700)	(299,662,797)
Net increase (decrease) in net assets resulting from capital share transactions	(32,744,942)	(5,519,186)	(103,573,152)	2,707,909
Net increase (decrease) in net assets	(18,967,228)	(104,174,821)	20,401,606	(701,273,045)
NET ASSETS:
Beginning of year or period	317,445,350	421,620,171	1,835,747,741	2,537,020,786
End of year or period	$298,478,122	$317,445,350	$1,856,149,347	$1,835,747,741

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Retirement Moderate Portfolio		Voya Retirement Moderate Growth Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
FROM OPERATIONS:
Net investment income	$19,073,916	$10,980,521	$27,279,900	$16,282,969
Net realized gain	16,216,019	29,933,428	58,309,900	92,826,787
Net change in unrealized appreciation (depreciation)	41,263,948	(185,833,398)	95,812,205	(384,543,085)
Increase (decrease) in net assets resulting from operations	76,553,883	(144,919,449)	181,402,005	(275,433,329)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):
Class ADV	(42,853,070)	(101,345,162)	(110,826,193)	(185,803,529)
Class I	(1,391,494)	(2,943,813)	(2,232,874)	(3,388,389)
Total distributions	(44,244,564)	(104,288,975)	(113,059,067)	(189,191,918)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	11,446,559	9,680,117	10,356,209	11,645,560
Reinvestment of distributions	44,244,564	104,288,975	113,059,067	189,191,918
	55,691,123	113,969,092	123,415,276	200,837,478
Cost of shares redeemed	(112,067,447)	(120,728,649)	(185,624,189)	(217,709,875)
Net decrease in net assets resulting from capital share transactions	(56,376,324)	(6,759,557)	(62,208,913)	(16,872,397)
Net increase (decrease) in net assets	(24,067,005)	(255,967,981)	6,134,025	(481,497,644)
NET ASSETS:
Beginning of year or period	732,251,068	988,219,049	1,266,835,217	1,748,332,861
End of year or period	$708,184,063	$732,251,068	$1,272,969,242	$1,266,835,217

See Accompanying Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Retirement Conservative Portfolio
Class ADV
12-31-23	7.47	0.22●	0.43	0.65	0.15	0.15	—	0.30	—	7.82	8.79	0.79	0.54	0.54	2.83	297,835	22
12-31-22	9.87	0.13●	(1.49)	(1.36)	0.19	0.85	—	1.04	—	7.47	(13.99)	0.78	0.53	0.53	1.61	316,601	22
12-31-21	9.84	0.12●	0.33	0.45	0.21	0.21	—	0.42	—	9.87	4.69	0.79	0.54	0.54	1.22	420,230	26
12-31-20	9.31	0.18	0.75	0.93	0.17	0.23	—	0.40	—	9.84	10.33	0.77	0.52	0.52	1.90	444,944	27
12-31-19	8.57	0.17	0.98	1.15	0.17	0.24	—	0.41	—	9.31	13.61	0.78	0.53	0.53	1.82	424,756	24
Class I
12-31-23	7.62	0.23●	0.45	0.68	0.17	0.15	—	0.32	—	7.98	9.06	0.29	0.29	0.29	3.02	643	22
12-31-22	10.04	0.16●	(1.51)	(1.35)	0.22	0.85	—	1.07	—	7.62	(13.68)	0.28	0.28	0.28	1.84	844	22
12-31-21	10.01	0.15●	0.33	0.48	0.24	0.21	—	0.45	—	10.04	4.87	0.29	0.29	0.29	1.46	1,390	26
12-31-20	9.45	0.24●	0.75	0.99	0.20	0.23	—	0.43	—	10.01	10.77	0.27	0.27	0.27	2.47	1,276	27
12-31-19	8.70	0.21●	0.98	1.19	0.20	0.24	—	0.44	—	9.45	13.81	0.28	0.28	0.28	2.31	123	24
Voya Retirement Growth Portfolio
Class ADV
12-31-23	10.61	0.22●	1.63	1.85	0.17	0.95	—	1.12	—	11.34	17.82	0.76	0.69	0.69	1.97	1,807,320	21
12-31-22	15.03	0.13●	(2.68)	(2.55)	0.14	1.73	—	1.87	—	10.61	(16.71)	0.76	0.68	0.68	1.08	1,791,695	19
12-31-21	13.80	0.10●	2.00	2.10	0.25	0.62	—	0.87	—	15.03	15.52	0.77	0.69	0.69	0.66	2,483,104	21
12-31-20	13.00	0.20●	1.44	1.64	0.30	0.54	—	0.84	—	13.80	13.64	0.76	0.68	0.68	1.62	2,499,847	27
12-31-19	11.74	0.26●	2.20	2.46	0.24	0.96	—	1.20	—	13.00	21.55	0.76	0.68	0.68	2.04	2,553,927	40
Class I
12-31-23	10.67	0.27●	1.64	1.91	0.22	0.95	—	1.17	—	11.41	18.38	0.26	0.26	0.26	2.41	48,830	21
12-31-22	15.12	0.19●	(2.70)	(2.51)	0.21	1.73	—	1.94	—	10.67	(16.32)	0.26	0.26	0.26	1.55	44,053	19
12-31-21	13.88	0.16●	2.01	2.17	0.31	0.62	—	0.93	—	15.12	15.96	0.27	0.27	0.27	1.12	53,917	21
12-31-20	13.08	0.27	1.43	1.70	0.36	0.54	—	0.90	—	13.88	14.11	0.26	0.26	0.26	2.07	51,526	27
12-31-19	11.81	0.31●	2.22	2.53	0.30	0.96	—	1.26	—	13.08	22.09	0.26	0.26	0.26	2.48	47,961	40
Voya Retirement Moderate Portfolio
Class ADV
12-31-23	9.29	0.25●	0.77	1.02	0.16	0.44	—	0.60	—	9.71	11.24	0.77	0.61	0.61	2.65	686,476	19
12-31-22	12.63	0.14●	(2.04)	(1.90)	0.19	1.25	—	1.44	—	9.29	(15.17)	0.77	0.61	0.61	1.33	710,975	19
12-31-21	12.24	0.12●	1.03	1.15	0.24	0.52	—	0.76	—	12.63	9.64	0.78	0.62	0.62	0.94	962,098	26
12-31-20	11.55	0.20●	1.14	1.34	0.25	0.40	—	0.65	—	12.24	12.17	0.77	0.61	0.61	1.73	988,153	28
12-31-19	10.51	0.22●	1.54	1.76	0.22	0.50	—	0.72	—	11.55	17.14	0.77	0.61	0.61	1.96	1,008,727	31
Class I
12-31-23	9.43	0.29●	0.78	1.07	0.20	0.44	—	0.64	—	9.86	11.61	0.27	0.27	0.27	3.00	21,708	19
12-31-22	12.81	0.18●	(2.07)	(1.89)	0.24	1.25	—	1.49	—	9.43	(14.87)	0.27	0.27	0.27	1.70	21,276	19
12-31-21	12.40	0.17●	1.05	1.22	0.29	0.52	—	0.81	—	12.81	10.05	0.28	0.28	0.28	1.31	26,121	26
12-31-20	11.70	0.24	1.15	1.39	0.29	0.40	—	0.69	—	12.40	12.51	0.27	0.27	0.27	2.06	22,906	28
12-31-19	10.64	0.25	1.58	1.83	0.27	0.50	—	0.77	—	11.70	17.56	0.27	0.27	0.27	2.35	21,441	31
Voya Retirement Moderate Growth Portfolio
Class ADV
12-31-23	9.87	0.22●	1.26	1.48	0.15	0.80	—	0.95	—	10.40	15.37	0.77	0.66	0.66	2.15	1,247,175	17
12-31-22	13.71	0.13●	(2.37)	(2.24)	0.16	1.44	—	1.60	—	9.87	(16.30)	0.76	0.65	0.65	1.13	1,243,439	18
12-31-21	12.79	0.10●	1.64	1.74	0.24	0.58	—	0.82	—	13.71	13.92	0.77	0.66	0.66	0.77	1,720,105	20
12-31-20	12.10	0.20●	1.29	1.49	0.27	0.53	—	0.80	—	12.79	13.15	0.76	0.65	0.65	1.66	1,736,505	28
12-31-19	10.97	0.23●	1.91	2.14	0.23	0.78	—	1.01	—	12.10	20.02	0.76	0.65	0.65	1.98	1,769,060	39
Class I
12-31-23	9.74	0.26●	1.24	1.50	0.20	0.80	—	1.00	—	10.24	15.79	0.27	0.27	0.27	2.58	25,794	17
12-31-22	13.58	0.18●	(2.36)	(2.18)	0.22	1.44	—	1.66	—	9.74	(16.01)	0.26	0.26	0.26	1.59	23,397	18

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)

Voya Retirement Moderate Growth Portfolio (continued)
Class I (continued)
12-31-21	12.67	0.16●	1.62	1.78	0.29	0.58	—	0.87	—	13.58	14.41	0.27	0.27	0.27	1.20	28,228	20
12-31-20	12.00	0.25	1.27	1.52	0.32	0.53	—	0.85	—	12.67	13.59	0.26	0.26	0.26	2.10	24,726	28
12-31-19	10.90	0.29	1.87	2.16	0.28	0.78	—	1.06	—	12.00	20.40	0.26	0.26	0.26	2.41	22,520	39

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
●	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Investors Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust currently consists of twenty-two active separate investment series. The four series (each, a “Portfolio” and collectively, the “Portfolios”) included in this report are: Voya Retirement Conservative Portfolio (“Conservative”), Voya Retirement Growth Portfolio (“Growth”), Voya Retirement Moderate Portfolio (“Moderate”) and Voya Retirement Moderate Growth Portfolio (“Moderate Growth”), each a diversified series of the Trust.

The classes of shares included in this report are: Adviser (“Class ADV”) and Institutional (“Class I”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

Each Portfolio seeks to achieve its investment objective by investing in other investment companies (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the

17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as dividends from underlying funds in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Each Portfolio declares and pays dividends and capital gain distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

D. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT IN UNDERLYING FUNDS

For the year ended December 31, 2023, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Conservative	$65,594,881	$96,522,362
Growth	380,964,273	521,366,184
Moderate	137,712,428	199,842,634
Moderate Growth	215,344,893	301,252,880

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on: 0.24% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds and 0.34% of each Portfolio’s average daily net assets invested in unaffiliated Underlying Funds and/or other direct investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

The Trust has entered into a shareholder service and distribution plan (the “Agreement”) for the Class ADV shares of each Portfolio. The Agreement compensates the Distributor for the provision of shareholder services and/or account maintenance services and the distribution of shares to direct or indirect beneficial owners of Class ADV shares. Under the Agreement, each Portfolio makes payments to the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.25% of each Portfolio’s average daily net assets attributable to Class ADV shares. The Distributor has contractually agreed to waive 0.2480%, 0.0751%, 0.1587% and 0.1106% of the distribution fee for the Class ADV shares of Conservative, Growth, Moderate and Moderate Growth, respectively. The actual distribution fee to be paid by Conservative, Growth, Moderate and Moderate Growth is at an annual rate of 0.002%, 0.1749%, 0.0913% and 0.1394%, respectively. Any fees waived are not subject to recoupment. Termination or modification of this obligation requires approval by the Board.

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following direct or indirect, wholly-owned subsidiary of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
Voya Institutional Trust Company	Conservative	26.68%
	Moderate	12.54
	Moderate Growth	6.88

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2023, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
Conservative	$52,652
Growth	42,425
Moderate	40,069
Moderate Growth	53,449

NOTE 7 —EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)	Class ADV	Class I
Conservative	0.92%	0.67%
Growth	1.07%	0.82%
Moderate	1.00%	0.75%
Moderate Growth	1.04%	0.79%

(1)

These operating expense limits take into account the operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.

The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

As of December 31, 2023, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment.

The Expense Limitation Agreement is contractual through May 1, 2024 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2023.

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)
Conservative
Class ADV
12/31/2023	1,398,647	—	1,546,461	(7,259,161)	—	(4,314,053)	10,760,177	—	11,737,641	(55,008,045)	—	(32,510,227)
12/31/2022	1,900,629	—	5,461,278	(7,549,773)	—	(187,866)	16,342,278	—	41,560,326	(63,096,110)	—	(5,193,506)
Class I
12/31/2023	11,428	—	3,732	(45,415)	—	(30,255)	90,514	—	28,846	(354,075)	—	(234,715)
12/31/2022	63,322	—	8,677	(99,540)	—	(27,541)	493,689	—	67,246	(886,615)	—	(325,680)
Growth Class ADV
12/31/2023	1,112,765	—	15,976,348	(26,628,621)	—	(9,539,508)	12,112,622	—	173,503,142	(290,851,965)	—	(105,236,201)
12/31/2022	484,601	—	27,576,169	(24,459,315)	—	3,601,455	5,888,559	—	288,170,963	(297,112,984)	—	(3,053,462)
Class I
12/31/2023	169,124	—	424,204	(441,560)	—	151,768	1,890,956	—	4,623,828	(4,851,735)	—	1,663,049
12/31/2022	120,411	—	655,408	(212,716)	—	563,103	1,435,952	—	6,875,232	(2,549,813)	—	5,761,371
Moderate Class ADV
12/31/2023	1,138,666	—	4,563,692	(11,572,037)	—	(5,869,679)	10,796,569	—	42,853,070	(109,465,360)	—	(55,815,721)
12/31/2022	824,192	—	10,804,388	(11,241,105)	—	387,475	8,915,484	—	101,345,162	(118,941,785)	—	(8,681,139)
Class I
12/31/2023	67,938	—	146,165	(270,006)	—	(55,903)	649,990	—	1,391,494	(2,602,087)	—	(560,603)
12/31/2022	75,348	—	309,875	(167,183)	—	218,040	764,633	—	2,943,813	(1,786,864)	—	1,921,582

Moderate Growth Class ADV
12/31/2023	901,016	—	11,093,713	(18,123,242)	—	(6,128,513)	9,100,182	—	110,826,193	(183,195,336)	—	(63,268,961)
12/31/2022	909,721	—	18,882,472	(19,203,423)	—	588,770	10,395,622	—	185,803,529	(216,077,022)	—	(19,877,871)
Class I
12/31/2023	126,004	—	227,380	(238,332)	—	115,052	1,256,027	—	2,232,874	(2,428,853)	—	1,060,048
12/31/2022	113,290	—	349,319	(138,853)	—	323,756	1,249,938	—	3,388,389	(1,632,853)	—	3,005,474

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Conservative	$5,971,247	$5,795,272	$9,796,934	$31,830,744
Growth	26,802,230	151,324,740	23,181,990	271,864,205
Moderate	11,736,639	32,507,925	13,915,916	90,373,059
Moderate Growth	18,142,774	94,916,293	19,283,793	169,908,125

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 10 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Total Distributable
	Income	Capital Gains	(Depreciation)	Earnings/(Loss)
Conservative	$9,557,554	$3,453,350	$3,764,888	$16,775,792
Growth	39,900,519	104,046,824	(8,596,315)	135,351,028
Moderate	19,979,388	17,367,186	(57,140,888)	(19,794,314)
Moderate Growth	28,889,156	59,175,370	(43,490,601)	44,573,925

At December 31, 2023, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.

As of December 31, 2023, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 11 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer-term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 12 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short-or long-term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continueD)

NOTE 12 — MARKET DISRUPTION (continued)

market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 13 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

23

Voya RetiRement conservative PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 6.3%
177,352	Schwab U.S. TIPS ETF	$9,257,775	3.1
123,262	Vanguard Short-Term Bond ETF	9,493,639	3.2
	Total Exchange-Traded Funds
	(Cost $19,240,694)	18,751,414	6.3

MUTUAL FUNDS: 93.6%
	Affiliated Investment Companies: 93.6%
1,775,639	Voya High Yield Bond Fund - Class R6	12,269,668	4.1
812,350	Voya International Index Portfolio - Class I	9,017,088	3.0
214,812	Voya Russell Large Cap Value Index Portfolio - Class I	6,115,705	2.1
4,459,301	Voya Short Term Bond Fund - Class R6	41,605,279	13.9
17,042,330	Voya U.S. Bond Index Portfolio - Class I	157,300,710	52.7
2,991,434	Voya U.S. Stock Index Portfolio - Class I	53,247,532	17.8
	Total Mutual Funds (Cost $266,694,175)	279,555,982	93.6
	Total Long-Term Investments (Cost $285,934,869)	298,307,396	99.9
	Total Investments in Securities (Cost $285,934,869)	$298,307,396	99.9
	Assets in Excess of Other Liabilities	170,726	0.1
	Net Assets	$298,478,122	100.0

See Accompanying Notes to Financial Statements

24

Voya RetiRement conservative PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$18,751,414	$—	$—	$18,751,414
Mutual Funds	279,555,982	—	—	279,555,982
Total Investments, at fair value	$298,307,396	$—	$—	$298,307,396

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya High Yield Bond Fund - Class R6	$—	$13,040,319	$(1,160,941)	$390,290	$12,269,668	$432,614	$(6,597)	$—
Voya International Index Portfolio - Class I	9,647,846	725,562	(2,291,568)	935,248	9,017,088	467,251	114,479	—
Voya Russell Large Cap Value Index Portfolio - Class I	—	6,303,873	(573,587)	385,419	6,115,705	—	3,585	—
Voya Short Term Bond Fund - Class R6	38,605,323	10,247,923	(8,375,206)	1,127,239	41,605,279	1,628,031	(606,991)	—
Voya U.S. Bond Index Portfolio - Class I	191,219,918	15,715,384	(59,147,235)	9,512,643	157,300,710	6,527,888	(7,975,256)	—
Voya U.S. Stock Index Portfolio - Class I	61,884,890	9,984,831	(21,203,173)	2,580,984	53,247,532	771,411	5,256,116	4,908,230
	$301,357,977	$56,017,892	$(92,751,710)	$14,931,823	$279,555,982	$9,827,195	$(3,214,664)	$4,908,230

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $294,542,508.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$30,033,020
Gross Unrealized Depreciation	(26,268,132)
Net Unrealized Appreciation	$3,764,888

See Accompanying Notes to Financial Statements

25

Voya RetiRement growth PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
5,381,620	Voya Emerging Markets Index Portfolio - Class I	$53,224,217	2.9
5,369,472	Voya High Yield Bond Fund - Class R6	37,103,051	2.0
18,023,328	Voya International Index Portfolio - Class I	200,058,939	10.8
1,948,358	Voya Russell Large Cap Value Index Portfolio - Class I	55,469,744	3.0
13,660,420	Voya RussellTM Mid Cap Index Portfolio - Class I	152,040,478	8.2
2,744,200	Voya RussellTM Small Cap Index Portfolio - Class I	37,842,515	2.0
13,464,225	Voya Short Term Bond Fund - Class R6	125,621,217	6.8
26,999,462	Voya U.S. Bond Index Portfolio - Class I	249,205,031	13.4
53,185,138	Voya U.S. Stock Index Portfolio - Class I	946,695,459	51.0
	Total Mutual Funds (Cost $1,837,678,272)	1,857,260,651	100.1
	Total Investments in Securities (Cost $1,837,678,272)	$1,857,260,651	100.1
	Liabilities in Excess of Other Assets	(1,111,304)	(0.1)
	Net Assets	$1,856,149,347	100.0

See Accompanying Notes to Financial Statements

26

Voya RetiRement GRowth PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Mutual Funds	$1,857,260,651	$—	$—	$1,857,260,651
Total Investments, at fair value	$1,857,260,651	$—	$—	$1,857,260,651

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$76,805,083	$9,947,016	$(45,881,454)	$12,353,572	$53,224,217	$5,745,899	$(11,929,352)	$—
Voya High Yield Bond Fund - Class R6	—	39,153,691	(3,231,246)	1,180,606	37,103,051	1,320,015	(9,508)	—
Voya International Index Portfolio - Class I	206,879,707	14,580,667	(41,853,911)	20,452,476	200,058,939	9,986,433	2,516,490	—
Voya Russell Large Cap Value Index Portfolio - Class I	—	56,750,564	(4,789,096)	3,508,276	55,469,744	—	49,303	—
Voya RussellTM Mid Cap Index Portfolio - Class I	145,570,308	30,755,225	(31,709,992)	7,424,937	152,040,478	2,709,543	(1,381,706)	14,509,122
Voya RussellTM Small Cap Index Portfolio - Class I	35,989,483	6,751,282	(6,376,272)	1,478,022	37,842,515	723,771	2,059,620	1,521,431
Voya Short Term Bond Fund - Class R6	75,241,427	69,214,172	(21,976,778)	3,142,396	125,621,217	4,284,811	(1,647,548)	—
Voya U.S. Bond Index Portfolio - Class I	279,764,497	30,014,881	(77,293,617)	16,719,270	249,205,031	10,007,283	(14,289,596)	—
Voya U.S. Stock Index Portfolio - Class I	959,389,649	121,666,371	(238,436,803)	104,076,242	946,695,459	13,725,858	16,106,628	87,576,822
	$1,779,640,154	$378,833,869	$(471,549,169)	$170,335,797	$1,857,260,651	$48,503,613	$(8,525,669)	$103,607,375

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,865,856,966.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$71,929,197
Gross Unrealized Depreciation	(80,525,512)
Net Unrealized Depreciation	$(8,596,315)

See Accompanying Notes to Financial Statements

27

Voya RetiRement modeRate PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 2.0%
276,196	Schwab U.S. TIPS ETF	$14,417,431	2.0
	Total Exchange-Traded Funds
	(Cost $15,397,777)	14,417,431	2.0

MUTUAL FUNDS: 98.0%
	Affiliated Investment Companies: 98.0%
1,399,433	Voya Emerging Markets Index Portfolio - Class I	13,840,394	2.0
4,180,927	Voya High Yield Bond Fund - Class R6	28,890,206	4.1
3,826,337	Voya International Index Portfolio - Class I	42,472,338	6.0
505,769	Voya Russell Large Cap Value Index Portfolio - Class I	14,399,233	2.0
1,329,977	Voya RussellTM Mid Cap Index Portfolio - Class I	14,802,645	2.1
8,994,415	Voya Short Term Bond Fund - Class R6	83,917,893	11.8
32,904,356	Voya U.S. Bond Index Portfolio - Class I	303,707,204	42.9
10,778,530	Voya U.S. Stock Index Portfolio - Class I	191,857,840	27.1
	Total Mutual Funds (Cost $734,005,121)	693,887,753	98.0
	Total Long-Term Investments (Cost $749,402,898)	708,305,184	100.0
	Total Investments in Securities (Cost $749,402,898)	$708,305,184	100.0
	Liabilities in Excess of Other Assets	(121,121)	0.0
	Net Assets	$708,184,063	100.0

See Accompanying Notes to Financial Statements

28

Voya RetiRement modeRate PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Exchange-Traded Funds	$14,417,431	$—	$—	$14,417,431
Mutual Funds	693,887,753	—	—	693,887,753
Total Investments, at fair value	$708,305,184	$—	$—	$708,305,184

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$15,187,604	$1,896,820	$(3,278,413)	$34,383	$13,840,394	$1,129,720	$175,820	$—
Voya High Yield Bond Fund - Class R6	—	30,168,735	(2,197,179)	918,650	28,890,206	1,024,733	(1,984)	—
Voya International Index Portfolio - Class I	44,621,955	2,616,342	(9,118,453)	4,352,494	42,472,338	2,142,042	608,356	—
Voya Russell Large Cap Value Index Portfolio - Class I	—	14,572,010	(1,082,677)	909,900	14,399,233	—	14,920	—
Voya RussellTM Mid Cap Index Portfolio - Class I	14,392,136	3,185,247	(4,150,997)	1,376,259	14,802,645	266,333	(776,188)	1,426,167
Voya Short Term Bond Fund - Class R6	66,941,531	28,947,852	(14,022,650)	2,051,160	83,917,893	3,123,782	(1,005,122)	—
Voya U.S. Bond Index Portfolio - Class I	353,800,206	26,604,399	(91,133,913)	14,436,512	303,707,204	12,381,300	(11,211,640)	—
Voya U.S. Stock Index Portfolio - Class I	207,596,897	29,130,819	(62,724,120)	17,854,244	191,857,840	2,780,302	8,534,821	17,568,198
	$702,540,329	$137,122,224	$(187,708,402)	$41,933,602	$693,887,753	$22,848,212	$(3,661,017)	$18,994,365

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $765,446,072.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$12,383,834
Gross Unrealized Depreciation	(69,524,722)
Net Unrealized Depreciation	$(57,140,888)

See Accompanying Notes to Financial Statements

29

Voya RetiRement modeRate GRowth PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 100.1%
	Affiliated Investment Companies: 100.1%
2,483,522	Voya Emerging Markets Index Portfolio - Class I	$24,562,032	1.9
3,709,979	Voya High Yield Bond Fund - Class R6	25,635,955	2.0
7,922,093	Voya International Index Portfolio - Class I	87,935,229	6.9
5,899,131	Voya RussellTM Mid Cap Index Portfolio - Class I	65,657,329	5.2
10,626,884	Voya Short Term Bond Fund - Class R6	99,148,831	7.8
39,958,872	Voya U.S. Bond Index Portfolio - Class I	368,820,389	29.0
33,818,106	Voya U.S. Stock Index Portfolio - Class I	601,962,280	47.3
	Total Mutual Funds (Cost $1,296,397,374)	1,273,722,045	100.1
	Total Investments in Securities (Cost $1,296,397,374)	$1,273,722,045	100.1
	Liabilities in Excess of Other Assets	(752,803)	(0.1)
	Net Assets	$1,272,969,242	100.0

See Accompanying Notes to Financial Statements

30

Voya RetiRement modeRate GRowth PoRtfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Mutual Funds	$1,273,722,045	$—	$—	$1,273,722,045
Total Investments, at fair value	$1,273,722,045	$—	$—	$1,273,722,045

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 12/31/2022	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Index Portfolio - Class I	$26,438,054	$3,337,291	$(5,913,170)	$699,857	$24,562,032	$1,973,409	$(333,614)	$—
Voya High Yield Bond Fund - Class R6	—	26,701,979	(1,880,912)	814,888	25,635,955	908,109	(2,438)	—
Voya International Index Portfolio - Class I	90,626,214	5,798,741	(17,511,455)	9,021,729	87,935,229	4,365,642	1,113,790	—
Voya RussellTM Mid Cap Index Portfolio - Class I	62,632,856	13,475,589	(11,492,173)	1,041,057	65,657,329	1,163,199	1,621,167	6,228,723
Voya Short Term Bond Fund - Class R6	64,742,094	47,791,719	(15,758,008)	2,373,026	99,148,831	3,458,650	(1,171,352)	—
Voya U.S. Bond Index Portfolio - Class I	410,843,031	38,202,926	(94,948,534)	14,722,966	368,820,389	14,718,459	(10,930,519)	—
Voya U.S. Stock Index Portfolio - Class I	585,842,818	79,190,677	(131,663,009)	68,591,794	601,962,280	8,719,599	5,192,045	54,989,105
	$1,241,125,067	$214,498,922	$(279,167,261)	$97,265,317	$1,273,722,045	$35,307,067	$(4,510,921)	$61,217,828

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,317,212,646.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$43,490,498
Gross Unrealized Depreciation	(86,981,099)
Net Unrealized Depreciation	$(43,490,601)

See Accompanying Notes to Financial Statements

31

TAX INFORMATION (UnaUdited)

Dividends and distributions paid during the year ended December 31, 2023 were as follows:

Portfolio Name	Type	Per Share Amount	Portfolio Name	Type	Per Share Amount
Voya Retirement Conservative Portfolio			Voya Retirement Moderate Portfolio
Class ADV	NII	$0.1510	Class ADV	NII	$0.1592
Class I	NII	$0.1736	Class I	NII	$0.1976
All Classes	LTCG	$0.1466	All Classes	LTCG	$0.4441
Voya Retirement Growth Portfolio			Voya Retirement Moderate Growth Portfolio
Class ADV	NII	$0.1661	Class ADV	NII	$0.1514
Class I	NII	$0.2212	Class I	NII	$0.1984
All Classes	LTCG	$0.9455	All Classes	LTCG	$0.7967

NII - Net investment income

LTCG - Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2023, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Retirement Conservative Portfolio	21.26%
Voya Retirement Growth Portfolio	73.15%
Voya Retirement Moderate Portfolio	34.79%
Voya Retirement Moderate Growth Portfolio	61.29%

The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Retirement Conservative Portfolio	$5,795,272
Voya Retirement Growth Portfolio	$151,324,740
Voya Retirement Moderate Portfolio	$32,507,925
Voya Retirement Moderate Growth Portfolio	$94,916,293

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
Voya Retirement Conservative Portfolio	$ 17,299	$0.0005	3.64%
Voya Retirement Growth Portfolio	$ 2,174,792	$0.0133	29.87%
Voya Retirement Moderate Portfolio	$ 434,204	$0.0060	13.59%
Voya Retirement Moderate Growth Portfolio	$ 781,572	$0.0064	16.94%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

32

TRUSTEE AND OFFICER INFORMATION (UnaUdited)

The business and affairs of the Trust are managed under the direction of the Board. A Trustee, who is not an interested person of the Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of the Trust are listed below. The Statement of Additional Information includes additional information about Trustees of the Trust and is available, without charge, upon request at (800) 366-0066.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee
Independent Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Trustee	January 2020 – Present November 2007 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2005 – Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	May 2013 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	January 2006 – Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Trustee	October 2015 – Present	Retired.	138	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable

33

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Trustee of the Board.

34

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present

Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	November 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

35

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	May 2006 – Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	November 1999 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

36

TRUSTEE AND OFFICER INFORMATION (UnaUdited) (continued)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

37

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 16, 2023, the Board of Trustees (“Board”) of Voya Investors Trust (the “Trust”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya Retirement Conservative Portfolio, Voya Retirement Growth Portfolio, Voya Retirement Moderate Growth Portfolio, and Voya Retirement Moderate Portfolio, each a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board:

(1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

for monitoring the Sub-Adviser’s investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trust’s Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar, Inc. (an independent provider of mutual fund data) category and primary benchmark, a broad-based securities market index. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trust’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager proposed any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub-Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya-affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. The performance data provided to the Board primarily was for various periods ended March 31, 2023. In addition, the Board also considered at its October 9, 2023, November 14, 2023, and/or November 16, 2023 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

Voya Retirement Conservative Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, five-year and ten-year periods, the third quintile for the three-year period, and the fourth quintile for the one-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

Voya Retirement Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, the third quintile for the one-year and ten-year periods, and the fourth quintile for the three-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the five-year period, during which it outperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the fourth quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Retirement Moderate Growth Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and five-year periods, and the third quintile for the one-year, three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Voya Retirement Moderate Portfolio

In considering whether to approve the renewal of the Contracts for Voya Retirement Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2023: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the five-year and ten-year periods, the second quintile for the year-to-date and three-year periods, and the fourth quintile for the one-year period; and (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it underperformed. In analyzing this performance data, the Board took into account management’s representations regarding: (1) the competitiveness of the Portfolio’s performance during certain periods; and (2) the changes to the Portfolio’s portfolio management team in May 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to

41

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UnaUdited) (continUed)

be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fifth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fifth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is ranked in the third quintile of all-in net expense ratios of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that, as reflected in the AFFE, the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; (2) management’s representations of the limited size of the Portfolio’s Selected Peer Group; and (3) management’s representations regarding its belief that the Portfolio’s pricing is competitive.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Transfer Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com	VPAR-RETADVI (1223)

Annual Report

December 31, 2023

■       Voya VACS Index Series EM Portfolio

■       Voya VACS Index Series I Portfolio

■       Voya VACS Index Series MC Portfolio

■       Voya VACS Index Series S Portfolio

■       Voya VACS Index Series SC Portfolio

Effective January 24, 2023, the U.S. Securities and Exchange Commission adopted rule and form amendments to require mutual funds to transmit concise and visually engaging streamlined annual and semi-annual reports to shareholders that highlight key information deemed important for investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the funds’ streamlined shareholder reports but must be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios' website at www. voyainvestments.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios' Forms NPORT-P are available on the SEC's website at www.sec.gov. Each Portfolio's complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

Benchmark Descriptions

Index	Description
MSCI Emerging Markets IndexSM	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.

1

Portfolio Managers’ Report	Voya VACS Index Series EM Portfolio

Voya VACS Index Series EM Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning March 15, 2023, through December 31, 2023, the Portfolio provided a total return of 10.00% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 10.70% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
China	23.3%
India	16.5%
Taiwan	15.6%
South Korea	12.7%
Brazil	5.7%
Saudi Arabia	4.1%
South Africa	2.8%
Mexico	2.7%
Indonesia	1.9%
Thailand	1.7%
Countries between 0.0% - 1.4%^	11.3%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 21 countries, which each 0.0% - 1.4% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	6.6%
Samsung Electronics Co. Ltd.	4.0%
Tencent Holdings Ltd.	3.5%
Alibaba Group Holding Ltd.	2.2%
Reliance Industries Ltd.	1.3%
PDD Holdings, Inc.	1.2%
ICICI Bank Ltd.	0.9%
Infosys Ltd.	0.9%
SK Hynix, Inc.	0.8%
HDFC Bank Ltd.	0.8%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as the MSCI EM IndexSM.

While all regions generated positive returns for the reporting period, absolute performance was strongest in Latin America and Europe and weakest in Africa/Pacific ex Japan.

Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*          The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change—because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

1

Voya VACS Index Series EM Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series EM Portfolio(1)	10.00%
MSCI Emerging Markets IndexSM(2)	10.70%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series EM Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1) Portfolio incepted on March 15, 2023.

(2) Since Inception performance for the Index is shown as of March 15, 2023.

2

Portfolio Managers’ Report	Voya VACS Index Series I Portfolio

Voya VACS Index Series I Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning February 3, 2023, through December 31, 2023, the Portfolio provided a total return of 9.00% compared to the MSCI EAFE® Index (“MSCI EAFE®), which returned 7.99% for the same period.

Geographic Diversification as of December 31, 2023 (as a percentage of net assets)
Japan	21.7%
United Kingdom	13.1%
France	11.5%
Switzerland	10.2%
Germany	8.2%
Australia	7.2%
Netherlands	4.8%
Denmark	3.2%
Sweden	3.1%
Spain	2.6%
Countries between 0.0% - 2.3%^	11.2%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%
* Includes short-term investments. ^ Includes 16 countries, which each 0.0% - 2.3% of net assets. Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Novo Nordisk A/S - Class B	2.0%
Nestle SA	1.9%
ASML Holding NV	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.3%
Shell PLC	1.3%
AstraZeneca PLC	1.2%
Novartis AG	1.2%
Roche Holding AG	1.2%
Toyota Motor Corp.	1.2%
BHP Group Ltd. - Class DI	1.0%
* Excludes short-term investments. Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE®. The Portfolio attempts to track the MSCI EAFE® by investing in most of the stocks which make up the MSCI EAFE®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE®. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE®. The Portfolio may not always hold all of the same securities as the MSCI EAFE®.

For the reporting period, absolute performance was strongest within information technology, industrials and energy. By contrast, real estate was the bottom absolute performing sector and only sector posting negative returns for the period.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index.

*          The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio's Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

3

Voya VACS Index Series I Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series I Portfolio(1)	9.00%
MSCI EAFE®(2)	7.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series I Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1) Portfolio incepted on February 3, 2023.

(2) Since Inception performance for the Index is shown as of February 3, 2023.

4

Portfolio Managers’ Report	Voya VACS INDEX SERIES MC PORTFOLIO

Voya VACS Index Series MC Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning January 27, 2023, through December 31, 2023, the Portfolio provided a total return of 8.80% compared to the Russell MidCap® Index, which returned 8.97% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Industrials	18.3%
Financials	14.7%
Information Technology	14.4%
Consumer Discretionary	10.5%
Health Care	10.0%
Real Estate	7.5%
Materials	5.7%
Utilities	5.0%
Energy	4.7%
Communication Services	3.4%
Consumer Staples	3.1%
Exchange-Traded Funds	2.3%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023 (as a percentage of net assets)
iShares Russell Mid-Cap ETF	2.3%
Phillips 66	0.5%
Parker-Hannifin Corp.	0.5%
Amphenol Corp. - Class A	0.5%
Trane Technologies PLC	0.5%
KKR & Co., Inc.	0.5%
Crowdstrike Holdings, Inc. - Class A	0.5%
TransDigm Group, Inc.	0.5%
Cintas Corp.	0.5%
Marvell Technology, Inc.	0.5%

Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

For the reporting period, absolute performance was strongest within information technology, industrials and consumer discretionary. By contrast, health care, utilities and materials were the bottom absolute performing sectors.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index.

*             Returns presented for the Portfolio are net of expenses.

**          Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

5

Voya VACS Index Series MC Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series MC Portfolio(1)	8.80%
Russell Midcap® Index(2)	8.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series MC Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Portfolio incepted on January 27, 2023.
(2)	Since Inception performance for the Index is shown as of January 27, 2023.

6

Portfolio Managers’ Report	Voya VACS Index Series S Portfolio

Voya VACS Index Series S Portfolio (the “Portfolio”) seeks total return. The Portfolio is managed by Steve Wetter and Kai Yee Wong, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.

Performance*: For the period beginning January 27, 2023, through December 31, 2023, the Portfolio provided a total return of 18.80% compared to the S&P 500® Index, which returned 19.01% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Information Technology	30.8%
Health Care	12.4%
Consumer Discretionary	11.0%
Financials	10.6%
Industrials	8.6%
Communication Services	8.5%
Consumer Staples	5.8%
Energy	3.8%
Real Estate	2.4%
Materials	2.4%
Utilities	2.3%
Assets in Excess of Other Liabilities*	1.4%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Apple, Inc.	6.9%
Microsoft Corp.	6.9%
Amazon.com, Inc.	3.4%
NVIDIA Corp.	3.0%
Alphabet, Inc. - Class A	2.1%
Meta Platforms, Inc. - Class A	2.0%
Alphabet, Inc. - Class C	1.7%
Tesla, Inc.	1.7%
Berkshire Hathaway, Inc. - Class B	1.6%
JPMorgan Chase & Co.	1.2%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P 500® Index. The Portfolio attempts to track the S&P 500® Index by principally investing in stocks that make up the S&P 500® not always hold all of the same securities as the S&P 500® Index.

During the reporting period, absolute performance was strongest within information technology, communication services and consumer discretionary. By contrast, utilities and energy were the bottom performing sectors on an absolute basis for the reporting period.

Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P 500® Index.

*           Returns presented for the Portfolio are net of expenses.

**         Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

Voya VACS Index Series S Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series S Portfolio(1)	18.80%
S&P 500® Index(2)	19.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series S Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)

(1)	Portfolio incepted on January 27, 2023.
(2)	Since Inception performance for the Index is shown as of January 27, 2023.

8

Portfolio Managers’ Report	Voya VACS Index Series SC Portfolio

Voya VACS Index SC Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC – the Sub-Adviser.

Performance*: For the period beginning January 20, 2023, through December 31, 2023, the Portfolio provided a total return of 10.10% compared to the Russell 2000® Index, which returned 10.24% for the same period.

Sector Diversification as of December 31, 2023 (as a percentage of net assets)
Financials	16.3%
Industrials	16.0%
Health Care	14.9%
Information Technology	13.8%
Consumer Discretionary	10.5%
Energy	6.7%
Real Estate	6.0%
Materials	4.4%
Consumer Staples	3.3%
Utilities	2.6%
Communication Services	2.3%
Consumer, Non-cyclical	0.0%
Assets in Excess of Other Liabilities*	3.2%
Net Assets	100.0%

* Includes short-term investments.
Portfolio holdings are subject to change daily.

Top Ten Holdings as of December 31, 2023* (as a percentage of net assets)
Super Micro Computer, Inc.	0.5%
Simpson Manufacturing Co., Inc.	0.3%
Cytokinetics, Inc.	0.3%
elf Beauty, Inc.	0.3%
MicroStrategy, Inc. - Class A	0.3%
Onto Innovation, Inc.	0.3%
Light & Wonder, Inc.	0.3%
UFP Industries, Inc.	0.3%
Rambus, Inc.	0.3%
BellRing Brands, Inc.	0.3%

* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

For the reporting period, absolute performance was strongest within industrials, information technology and consumer staples sectors. By contrast, utilities and communication services sectors were the bottom absolute performing sectors posting negative returns for the reporting period.

Current Strategy and Outlook: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index.

*               Returns presented for the Portfolio are net of expenses.

**             Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

9

Voya VACS Index Series SC Portfolio	Portfolio Managers’ Report

Cumulative Total Returns for the Periods Ended December 31, 2023
Since Inception
VACS Index Series SC Portfolio(1)	10.10%
Russell 2000® Index(2)	10.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya VACS Index Series SC Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

(1)	Portfolio incepted on January 20, 2023.
(2)	Since Inception performance for the Index is shown as of January 20, 2023.

10

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
				Expenses				Expenses
	Beginning	Ending		Paid	Beginning	Ending		Paid
	Account	Account		During the	Account	Account		During the
	Value	Value	Annualized	Period Ended	Value	Value	Annualized	Period Ended
	July 1,	December 31,	Expense	December 31,	July 1,	December 31,	Expense	December 31,
	2023	2023	Ratio	2023*	2023	2023	Ratio	2023*
Voya VACS Index Series EM Portfolio	$1,000.00	$1,034.80	0.16%	$0.82	$1,000.00	$1,024.40	0.16%	$0.82
Voya VACS Index Series I Portfolio	$1,000.00	$1,054.20	0.15%	$0.78	$1,000.00	$1,024.45	0.15%	$0.77
Voya VACS Index Series MC Portfolio	$1,000.00	$1,074.00	0.16%	$0.84	$1,000.00	$1,024.40	0.16%	$0.82
Voya VACS Index Series S Portfolio	$1,000.00	$1,079.00	0.15%	$0.79	$1,000.00	$1,024.45	0.15%	$0.77
Voya VACS Index Series SC Portfolio	$1,000.00	$1,081.50	0.16%	$0.84	$1,000.00	$1,024.40	0.16%	$0.82

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio, Voya VACS Index Series S Portfolio, Voya VACS Index Series SC Portfolio and the Boards of Directors/ Trustees of Voya Variable Portfolios, Inc. and Voya Investors Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio, Voya VACS Index Series SC Portfolio and Voya VACS Index Series S Portfolio (collectively referred to as the “Portfolios”) (four funds constituting Voya Variable Portfolios, Inc. and one fund constituting Voya Investors Trust, respectively (collectively referred to as the “Registrants”)), including the portfolios of investments, as of December 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2023 and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual portfolio constituting the Registrants	Statement of Operations	Statements of changes in net assets	Financial highlights
Voya VACS Index Series EM Portfolio	For the period from March 15, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series I Portfolio	For the period from February 3, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series MC Portfolio	For the period from January 27, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series SC Portfolio	For the period from January 20, 2023 (commencement of operations) through December 31, 2023
Voya VACS Index Series S Portfolio	For the period from January 27, 2023 (commencement of operations) through December 31, 2023

Basis for Opinion

These financial statements are the responsibility of the Registrants’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Registrants in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Registrants are not required to have, nor were we engaged to perform, an audit of the Registrants’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Registrants’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (CONTINUED)

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2024

13

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
ASSETS:
Investments in securities at fair value+*	$395,929,029	$1,515,356,885	$375,175,356
Investments in affiliates at fair value**	–	–	246,751
Short-term investments at fair value†	14,911,274	97,171,279	2,466,142
Cash	–	340	161,848
Cash collateral for futures contracts	252,558	1,615,654	83,050
Foreign currencies at value‡	328,110	322,401	–
Receivables:
Investment securities sold	35,290	265,404	49,304
Fund shares sold	200,489	771,132	181,988
Dividends	904,949	1,532,410	493,715
Interest	46	12	193
Foreign tax reclaims	38,242	2,229,939	49
Variation margin on futures contracts	8,621	25,436	–
Other assets	456	1,590	414
Total assets	412,609,064	1,619,292,482	378,858,810
LIABILITIES:
Payable for investment securities purchased	35,200	–	532,154
Payable for fund shares redeemed	47,905	183,075	44,470
Payable upon receipt of securities loaned	7,678,274	53,703,279	1,289,142
Variation margin payable on futures contracts	–	–	13,100
Payable for unified fees	50,979	196,251	45,492
Payable to custodian due to bank overdraft	88	–	–
Payable to directors/ trustees under the deferred compensation plan (Note 5)	456	1,590	414
Payable for foreign capital gains tax	1,989,978	–	–
Other accrued expenses and liabilities	1,165	21,709	–
Total liabilities	9,804,045	54,105,904	1,924,772
NET ASSETS	$402,805,019	$1,565,186,578	$376,934,038
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$378,427,725	$1,437,377,927	$345,384,642
Total distributable earnings	24,377,294	127,808,651	31,549,396
NET ASSETS	$402,805,019	$1,565,186,578	$376,934,038
+ Including securities loaned at value	$7,032,054	$50,810,203	$1,249,128
* Cost of investments in securities	$378,627,002	$1,421,112,569	$349,414,567
** Cost of investments in affiliates	$—	$—	$236,162
† Cost of short-term investments	$14,911,274	$97,171,279	$2,466,142
‡ Cost of foreign currencies	$328,228	$318,017	$—

Net assets	$402,805,019	$1,565,186,578	$376,934,038
Shares authorized	200,000,000	200,000,000	200,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	36,614,641	143,615,304	34,640,199
Net asset value and redemption price per share	$11.00	$10.90	$10.88

See Accompanying Notes to Financial Statements

14

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2023

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
ASSETS:
Investments in securities at fair value+*	$3,439,498,384	$403,310,211
Short-term investments at fair value†	41,465,000	20,777,125
Cash	1,017,348	98,101
Cash collateral for futures contracts	2,531,100	922,350
Receivables:
Investment securities sold	–	178,365
Fund shares sold	1,722,825	182,292
Dividends	3,387,871	484,783
Interest	644	185
Foreign tax reclaims	–	1,409
Other assets	4,100	442
Total assets	3,489,627,272	425,955,263
LIABILITIES:
Payable for investment securities purchased	81,478	226,449
Payable for fund shares redeemed	397,288	55,050
Payable upon receipt of securities loaned	–	8,790,125
Variation margin payable on futures contracts	115,849	204,436
Payable for unified fees	425,034	51,199
Payable to directors/ trustees under the deferred compensation plan (Note 5)	4,100	442
Total liabilities	1,023,749	9,327,701
NET ASSETS	$3,488,603,523	$416,627,562
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,912,519,447	$375,701,648
Total distributable earnings	576,084,076	40,925,914
NET ASSETS	$3,488,603,523	$416,627,562
+ Including securities loaned at value	$—	$8,515,179
* Cost of investments in securities	$2,929,581,549	$370,030,462
† Cost of short-term investments	$41,465,000	$20,777,125

Net assets	$3,488,603,523	$416,627,562
Shares authorized	unlimited	200,000,000
Par value	$0.001	$0.001
Shares outstanding	293,587,019	37,855,242
Net asset value and redemption price per share	$11.88	$11.01

See Accompanying Notes to Financial Statements

15

STATEMENTS OF OPERATIONS for the period ended December 31, 2023

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
	March 15, 2023(1) to December 31, 2023	February 3, 2023(1) to December 31, 2023	January 27, 2023(1) to December 31, 2023
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$10,906,015	$35,963,045	$5,363,142
Dividends from affiliates	—	—	3,931
Interest	351,195	583,682	23,642
Securities lending income, net	6,076	33,589	49,049
Other	1,558	5,030	1,403
Total investment income	11,264,844	36,585,346	5,441,167
EXPENSES:
Unified fees	512,400	1,696,125	458,026
Trustee fees and expenses	20,890	32,138	12,053
Interest expense	14,457	—	3,207
Total expenses	547,747	1,728,263	473,286
Net investment income	10,717,097	34,857,083	4,967,881
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of foreign capital gains taxes withheld^)	(761,594)	(3,570,875)	750,358
Sale of investments in affiliates	—	—	303
Foreign currency related transactions	(851,513)	367,190	—
Futures	(345,854)	146,541	(7,259)
Net realized gain (loss)	(1,958,961)	(3,057,144)	743,402
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains taxes accrued#)	15,312,050	94,244,316	25,760,789
Affiliates	—	—	10,589
Foreign currency related transactions	6,022	94,388	—
Futures	301,086	1,670,008	66,735
Net change in unrealized appreciation (depreciation)	15,619,158	96,008,712	25,838,113
Net realized and unrealized gain	13,660,197	92,951,568	26,581,515
Increase in net assets resulting from operations	$24,377,294	$127,808,651	$31,549,396
* Foreign taxes withheld	$1,396,813	$3,498,885	$2,690
^ Foreign capital gains taxes withheld	$639,274	$—	$—
# Change in foreign capital gains taxes accrued	$1,989,978	$—	$—

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

16

STATEMENTS OF OPERATIONS for the period ended December 31, 2023

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
	January 27, 2023(1) to December 31, 2023	January 20, 2023(1) to December 31, 2023
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$51,799,988	$5,303,321
Interest	1,384,554	219,636
Securities lending income, net	14,428	114,393
Other	13,897	1,537
Total investment income	53,212,867	5,638,887
EXPENSES:
Unified fees	4,518,901	500,827
Trustee fees and expenses	111,030	12,244
Interest expense	10,075	4,613
Total expenses	4,640,006	517,684
Net investment income	48,572,861	5,121,203
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	8,256,654	2,216,502
Futures	7,965,634	(563,040)
Net realized gain	16,222,288	1,653,462
Net change in unrealized appreciation (depreciation) on:
Investments	509,916,834	33,279,750
Futures	1,372,093	871,499
Net change in unrealized appreciation (depreciation)	511,288,927	34,151,249
Net realized and unrealized gain	527,511,215	35,804,711
Increase in net assets resulting from operations	$576,084,076	$40,925,914
* Foreign taxes withheld	$13,982	$7,820

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

17

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Index Series EM Portfolio	Voya VACS Index Series I Portfolio	Voya VACS Index Series MC Portfolio
	March 15, 2023(1) to December 31, 2023	February 3, 2023(1) to December 31, 2023	January 27, 2023(1) to December 31, 2023
FROM OPERATIONS:
Net investment income	$10,717,097	$34,857,083	$4,967,881
Net realized gain (loss)	(1,958,961)	(3,057,144)	743,402
Net change in unrealized appreciation (depreciation)	15,619,158	96,008,712	25,838,113
Increase in net assets resulting from operations	24,377,294	127,808,651	31,549,396
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	624,123,073	1,528,230,027	387,514,709
Cost of shares redeemed	(245,695,348)	(90,852,100)	(42,130,067)
Net increase in net assets resulting from capital share transactions	378,427,725	1,437,377,927	345,384,642
Net increase in net assets	402,805,019	1,565,186,578	376,934,038
NET ASSETS:
Beginning of year or period	—	—	—
End of year or period	$402,805,019	$1,565,186,578	$376,934,038

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF CHANGES IN NET ASSETS

	Voya VACS Index Series S Portfolio	Voya VACS Index Series SC Portfolio
	January 27, 2023(1) to December 31, 2023	January 20, 2023(1) to December 31, 2023
FROM OPERATIONS:
Net investment income	$48,572,861	$5,121,203
Net realized gain	16,222,288	1,653,462
Net change in unrealized appreciation (depreciation)	511,288,927	34,151,249
Increase in net assets resulting from operations	576,084,076	40,925,914
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,479,332,818	415,681,393
Cost of shares redeemed	(566,813,371)	39,979,745)
Net increase in net assets resulting from capital share transactions	2,912,519,447	375,701,648
Net increase in net assets	3,488,603,523	416,627,562
NET ASSETS:
Beginning of year or period	—	—
End of year or period	$3,488,603,523	$416,627,562

(1)	Commencement of operations.

See Accompanying Notes to Financial Statements

19

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data

Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)

Voya VACS Index Series EM Portfolio
03-15-23(5)- 12-31-23	10.00	0.27•	0.73	1.00	—	—	—	—	—	11.00	10.00	0.16	0.16	0.16	3.15	402,805	56
Voya VACS Index Series I Portfolio
02-03-23(5)- 12-31-23	10.00	0.28•	0.62	0.90	—	—	—	—	—	10.90	9.00	0.15	0.15	0.15	3.09	1,565,187	3
Voya VACS Index Series MC Portfolio
01-27-23(5)- 12-31-23	10.00	0.15•	0.73	0.88	—	—	—	—	—	10.88	8.80	0.16	0.16	0.16	1.63	376,934	22
Voya VACS Index Series S Portfolio
01-27-23(5)- 12-31-23	10.00	0.16•	1.72	1.88	—	—	—	—	—	11.88	18.80	0.15	0.15	0.15	1.62	3,488,604	9
Voya VACS Index Series SC Portfolio
01-20-23(5)- 12-31-23	10.00	0.14•	0.87	1.01	—	—	—	—	—	11.01	10.10	0.16	0.16	0.16	1.54	416,628	20

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(5)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023

NOTE 1 — ORGANIZATION

Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The four series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya VACS Index Series EM Portfolio (“Series EM”), Voya VACS Index Series I Portfolio (“Series I”), Voya VACS Index Series MC Portfolio (“Series MC”), and Voya VACS Index Series SC Portfolio (“Series SC”), each a diversified series of the Company.

Voya Investors Trust (the “Trust”) is registered as an open- end management investment company. The Trust was organized as a Massachusetts business trust on August 3, 1988. The Trust consists of twenty-two active separate investment series. This report is for Voya VACS Index Series S Portfolio (“Series S”), a diversified series of the Trust.

Each of the series is referred to as a “Portfolio” and collectively, the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The Portfolios’ shares are not registered under the Securities Act of 1933 (the “1933 Act”) because the shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act. Investments in a Fund may only be made by “accredited investors,” within the meaning of Regulation D under the 1933 Act.

The Portfolios do not have a share class designation. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio. Expenses that are specific to a portfolio are charged directly to that portfolio. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM”), a Delaware limited liability company, serves as the sub-adviser to the Portfolios. Voya Investments Distributor, LLC (“VID”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange- traded securities (normally 4:00 p.m. Eastern Time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of each Portfolio’s assets attributable to that class, subtracting each Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open- end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 – unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgement used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on each Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of a Portfolio’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non- U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, the United States experiences a rising interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed- income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed- income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio enters into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

There was no open OTC derivatives at December 31, 2023 for any Portfolio.

H. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and, if any, shown as variation margin receivable or payable on futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Futures contracts are purchased to provide immediate market exposure proportionate to the size of each Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the period ended December 31, 2023, the Portfolios had average notional values on futures contracts purchased as disclosed below.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

(continued)

Purchased
Series EM	$7,562,320
Series I	41,042,454
Series MC	1,183,850
Series S	10,371,393
Series SC	66,913,013

Please refer to the tables within each respective Portfolio of Investments for open futures contracts as of December 31, 2023.

I.   Securities Lending. Each Portfolio may temporarily loan up to 33⅓% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

J.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined in good faith under procedures approved by the Board.

Securities that are not registered for sale to the public under the 1933 Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.

K. Indemnifications. In the normal course of business, the Trust and the Company may enter into contracts that provide certain indemnifications. The Trust’s and the Company’s, as applicable, maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the period ended December 31, 2023, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities were as follows:

	Purchases	Sales
Series EM	$591,836,916	$210,997,445
Series I	1,463,775,668	37,876,621
Series MC	415,392,317	66,143,664
Series S	3,183,041,187	261,716,264
Series SC	433,059,548	64,706,544

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Investment Adviser provides the Portfolios with advisory and administrative services under a management agreement (the “Unified Agreement”). Under the Unified Agreements, the Investment Adviser has overall responsibility for engaging sub-advisers and for monitoring and evaluating the management of the assets of each Portfolio. Sub-advisers have full investment discretion and make all determinations with respect to the investment of a Portfolio’s assets and the purchase and sale of portfolio securities and other investments. Pursuant to this Unified Agreement, the Investment Adviser is also responsible for providing or procuring, at the Investment Adviser’s expense, the services reasonably necessary for the ordinary operation of each Portfolio, including, among other things, custodial, administrative, transfer agency, portfolio accounting, auditing, affiliated recordkeeping services and ordinary legal expenses. As compensation for its services under the Unified Agreement, the Company/Trust pays the Investment Adviser a monthly fee (a “Unified Fee”) of 0.15% based on the annual rates of the average daily net assets of the Portfolios.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES

(continued)

such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2023, the following affiliated investment companies owned more than 5% of the following Portfolios:

Affiliated Investment Company	Portfolio	Percentage
Voya Index Solution 2025 Portfolio	Series EM	8.01%
	Series I	8.87
	Series MC	8.92
	Series S	10.10
	Series SC	5.50
Voya Index Solution 2030 Portfolio	Series EM	8.98
	Series I	9.15
	Series MC	9.95
	Series S	8.92
	Series SC	11.51
Voya Index Solution 2035 Portfolio	Series EM	18.37
	Series I	17.86
	Series MC	16.28
	Series S	17.59
	Series SC	18.85
Voya Index Solution 2040 Portfolio	Series EM	11.22
	Series I	12.67
	Series MC	12.36
	Series S	12.06
	Series SC	13.74
Voya Index Solution 2045 Portfolio	Series EM	17.42
	Series I	17.86
	Series MC	15.95
	Series S	16.96
	Series SC	17.80
Voya Index Solution 2050 Portfolio	Series EM	10.83
	Series I	11.18
	Series MC	11.95
	Series S	11.03
	Series SC	11.32
Voya Index Solution 2055 Portfolio	Series EM	13.06
	Series I	11.48
	Series MC	12.30
	Series S	11.33
	Series SC	11.49
Voya Index Solution 2060 Portfolio	Series EM	7.49
	Series I	6.61
	Series MC	7.07
	Series S	6.51
	Series SC	6.70

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors'/ trustees' fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/ trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors'/ trustees' deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors'/ trustees' fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may engage in purchase and sale transactions with fund’s that have a common investment adviser (or affiliated investment adviser), a common sub- adviser and/ or common officers or trustees. For the year ended December 31, 2023, Series I, Series MC, Series SC, and Series S engaged in such transactions amounting to $971,761,832, $324,959,617, $323,491,160, and $3,104,571,486 of in-kind purchases, respectively.

NOTE 6 — LINE OF CREDIT

Effective June 12, 2023, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 10, 2024. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 12, 2023, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 12, 2023.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the period ended December 31, 2023:

27

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 6 — LINE OF CREDIT (continued)

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Series EM	4	$21,399,500	6.08%
Series MC	3	7,743,000	4.97
Series S	5	24,180,600	6.06
Series SC	3	9,920,000	5.58

NOTE 7 — CAPITAL SHARES

Transactions in capital shares and dollars are as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Shares converted	Net increase (decrease)
Year or period ended	#	#	#	#	#	#	($)	($)	($)	($)	($)	($)

Series EM
3/15/2023(1)-12/31/2023	59,872,402	—	—	(23,257,762)	—	36,614,640	624,123,073	—	—	(245,695,348)	—	378,427,725
Series I
2/03/2023(1)-12/31/2023	152,598,480	—	—	(8,983,176)	—	143,615,304	1,528,230,027	—	—	(90,852,100)	—	1,437,377,927
Series MC
1/27/2023(1)-12/31/2023	38,910,964	—	—	(4,270,765)	—	34,640,199	387,514,709	—	—	(42,130,067)	—	345,384,642
Series S
1/27/2023(1)-12/31/2023	346,090,717	—	—	(52,503,698)	—	293,587,019	3,479,332,818	—	—	(566,813,371)	—	2,912,519,447
Series SC
1/20/2023(1)-12/31/2023	41,825,613	—	—	(3,970,371)	—	37,855,242	415,681,393	—	—	(39,979,745)	—	375,701,648

(1)    Commencement of operations.

NOTE 8 — SECURITIES LENDING

Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase- backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with

28

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 8 — SECURITIES LENDING (continued)

cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2023:

Series EM

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Janney Montgomery Scott LLC	$731,014	$(731,014)	$—
Jefferies LLC	61,372	(61,372)	—
Merrill Lynch International	5,791,328	(5,791,328)	—
State Street Bank and Trust Company	448,340	(448,340)	—
Total	$7,032,054	$(7,032,054)	$—

(1)	Cash collateral with a fair value of $7,678,274 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series I

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$1,052,758	$(1,052,758)	$—
Citigroup Global Markets Limited	12,132,222	(12,132,222)	—
Jefferies LLC	228,054	(228,054)	—
Merrill Lynch International	1,955,893	(1,955,893)	—

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
State Street Bank and Trust Company	$35,441,276	$(35,441,276)	$—
Total	$50,810,203	$(50,810,203)	$—

(1)	Cash collateral with a fair value of $53,703,279 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series MC

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$589,664	$(589,664)	$—
Citadel Clearing LLC	112,802	(112,802)	—
Jefferies LLC	170,284	(170,284)	—
Wells Fargo Bank NA	309,775	(309,775)	—
Wells Fargo Securities LLC	66,603	(66,603)	—
Total	$1,249,128	$(1,249,128)	$—

(1)	Cash collateral with a fair value of $1,289,142 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

Series SC

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BofA Securities Inc	$2,292,142	$(2,292,142)	$—
Cantor Fitzgerald & Co	56,149	(56,149)	—
Citadel Clearing LLC	498,206	(498,206)	—
Citadel Securities LLC	55,208	(55,208)	—
Janney Montgomery Scott LLC	251,679	(251,679)	—
Jefferies LLC	641,900	(641,900)	—
Mizuho Securities USA LLC.	385,880	(385,880)	—
State Street Bank and Trust Company	1,127,629	(1,127,629)	—
Wells Fargo Bank NA	2,441,284	(2,441,284)	—
Wells Fargo Securities LLC	765,102	(765,102)	—
Total	$8,515,179	$(8,515,179)	$—

(1)	Cash collateral with a fair value of $8,790,125 has been received in connection with the above securities lending transactions. Excess cash collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 9 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, income from passive foreign investment companies (PFICs), and wash sale deferrals.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

29

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 9 — FEDERAL INCOME TAXES (continued)

The Portfolios have paid no dividends or distributions to shareholders during the initial period ended December 31, 2023.

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2023 were:

	Undistributed Ordinary	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	Capital Gains	(Depreciation)	Amount	Character	Other	Earnings/(Loss)
Series EM	$11,586,763	$—	$15,157,631	$(350,261)	Short-term	$(1,989,978)	$24,377,294
				(26,861)	Long-term
				$(377,122)
Series I	40,268,628	—	88,999,827	(1,459,804)	Short-term	—	127,808,651
Series MC	6,251,563	204,443	25,093,390	—	—	—	31,549,396
Series S	60,486,979	5,974,129	509,622,968	—	—	—	576,084,076
Series SC	7,833,808	312,290	32,779,816	—	—	—	40,925,914

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (Series S).

As of December 31, 2023, no provision for income tax is required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 10 — LONDON INTERBANK OFFERED RATE
(“LIBOR”)

The London Interbank Offered Rate (“LIBOR”) was the offered rate for short-term Eurodollar deposits between major international banks. The terms of investments, financings or other transactions (including certain derivatives transactions) to which the Portfolio may be a party have historically been tied to LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets in these new rates are continuing to develop. The transition away from LIBOR to the use of replacement rates has gone relatively smoothly on the Portfolio and the financial instruments in which it invests; however, longer- term impacts are still uncertain.

In addition, interest rates or other types of rates and indices which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indices used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision)

(EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.

NOTE 11 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the United States. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and may continue to lead, to increased market volatility and may have adverse short- or long- term effects on U.S. and global economies and markets, generally. For example, the COVID-19 pandemic resulted in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher

30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2023 (continued)

NOTE 11 — MARKET DISRUPTION (continued)

default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. The economic impacts of COVID-19 have created a unique challenge for real estate markets. Many businesses have either partially or fully transitioned to a remote-working environment and this transition may negatively impact the occupancy rates of commercial real estate over time. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of investments, including beyond those with direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions, and resulting market disruptions are impossible to predict and could be substantial. A number of U.S. domestic banks and foreign (non-U.S.) banks have recently experienced financial difficulties and, in some cases, failures. There can be no certainty that the actions taken by regulators to limit the effect of those financial difficulties and failures on other banks or other financial institutions or on the U.S. or foreign (non-U.S.) economies generally will be successful. It is possible that more banks or other financial institutions will experience financial difficulties or fail, which may affect adversely other U.S. or foreign (non-U.S.) financial institutions and economies. These events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of a Portfolio’s service providers.

NOTE 12 — OTHER ACCOUNTING PRONOUNCEMENTS

In June 2022, the FASB issued Accounting Standards Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, early adoption is permitted. The amendment was early adopted. Management expects that the adoption of the guidance will not have a material impact on the Portfolios' financial statements.

NOTE 13 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

31

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 95.9%
	Brazil: 4.1%
257,108	Ambev SA	$726,716	0.2
35,508	Atacadao SA	91,007	0.0
325,274	B3 SA - Brasil Bolsa Balcao	974,295	0.2
88,436	Banco Bradesco SA	278,183	0.1
65,971	Banco BTG Pactual SA	510,781	0.1
48,202	Banco do Brasil SA	549,635	0.1
20,203	Banco Santander Brasil SA	134,337	0.0
40,528	BB Seguridade Participacoes SA	280,749	0.1
59,177	CCR SA	172,746	0.0
66,968	Centrais Eletricas Brasileiras SA	584,950	0.1
19,268	Cia de Saneamento Basico do Estado de Sao Paulo SABESP	298,960	0.1
37,501	Cia Siderurgica Nacional SA	151,777	0.0
68,510	Cosan SA	273,047	0.1
12,402	CPFL Energia SA	98,320	0.0
12,309	Energisa S/A	136,404	0.0
50,677 (1)	Eneva SA	141,987	0.0
11,660	Engie Brasil Energia SA	108,809	0.0
58,185	Equatorial Energia SA	427,859	0.1
276,747 (1)(2)	Hapvida Participacoes e Investimentos S/A	253,525	0.1
21,028	Hypera SA	154,758	0.0
42,393	JBS S/A	217,393	0.1
45,807	Klabin SA	209,534	0.1
51,781	Localiza Rent a Car SA	677,963	0.2
52,859	Lojas Renner SA	189,559	0.0
171,399 (1)	Magazine Luiza SA	76,215	0.0
51,367 (1)	Natura & Co. Holding SA	178,604	0.0
207,085	Petroleo Brasileiro SA	1,661,762	0.4
45,434	PRIO SA/Brazil	430,714	0.1
73,761	Raia Drogasil SA	446,429	0.1
32,460 (2)	Rede D’Or Sao Luiz SA	192,183	0.1
72,694	Rumo SA	343,447	0.1
73,739	Sendas Distribuidora S/A	205,387	0.1
44,264	Suzano SA	506,918	0.1
24,037	Telefonica Brasil SA	264,439	0.1
48,863	TIM SA/Brazil	180,359	0.0
30,548	TOTVS SA	211,866	0.1
41,820	Ultrapar Participacoes SA	228,230	0.1
190,533	Vale SA - Foreign	3,028,069	0.8
65,352	Vibra Energia SA	306,203	0.1
94,803	WEG SA	720,351	0.2
		16,624,470	4.1
	Chile: 0.4%
2,554,747	Banco de Chile	300,100	0.1
4,465	Banco de Credito e Inversiones SA	120,873	0.0
3,668,906	Banco Santander Chile	179,071	0.1
71,438	Cencosud SA	134,198	0.1
678,978	Cia Sud Americana de Vapores SA	41,694	0.0
63,253	Empresas CMPC SA	122,053	0.0
21,692	Empresas Copec SA	157,825	0.1
1,137,025 (1)	Enel Americas SA	125,833	0.0
1,428,317	Enel Chile SA	92,394	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Chile (continued)
51,576 (1)	Falabella SA	$128,792	0.0
9,735,312 (1)	Latam Airlines Group SA	105,529	0.0
		1,508,362	0.4
	China: 23.3%
20,000 (1)	360 Security Technology, Inc. - Class A	25,389	0.0
6,100	37 Interactive Entertainment Network Technology Group Co. Ltd. - Class A	16,185	0.0
109,000 (2)	3SBio, Inc.	105,112	0.0
44,000	AAC Technologies Holdings, Inc.	130,758	0.1
2,231	Advanced Micro-Fabrication Equipment, Inc. China - Class A	48,294	0.0
9,200	AECC Aviation Power Co. Ltd. - Class A	48,470	0.0
314,900	Agricultural Bank of China Ltd. - Class A	161,618	0.1
1,531,000	Agricultural Bank of China Ltd. - Class H	590,563	0.2
29,591	Aier Eye Hospital Group Co. Ltd. - Class A	66,067	0.0
168,000 (1)	Air China Ltd. - Class H	106,352	0.0
28,000 (1)(2)(3)	Akeso, Inc.	166,486	0.1
913,300	Alibaba Group Holding Ltd.	8,797,401	2.2
80,800	Aluminum Corp. of China Ltd. - Class A	64,261	0.0
184,000	Aluminum Corp. of China Ltd. - Class H	91,988	0.0
6,800	Angel Yeast Co. Ltd. - Class A	33,743	0.0
22,000	Anhui Conch Cement Co. Ltd. - Class A	69,982	0.0
65,500	Anhui Conch Cement Co. Ltd. - Class H	151,249	0.1
1,300	Anhui Gujing Distillery Co. Ltd. - Class A	42,696	0.0
6,443	Anhui Gujing Distillery Co. Ltd. - Class B	98,104	0.0
15,500 (1)	Anhui Jianghuai Automobile Group Corp. Ltd. - Class A	35,293	0.0
4,500	Anhui Kouzi Distillery Co. Ltd. - Class A	28,741	0.0
2,400	Anhui Yingjia Distillery Co. Ltd. - Class A	22,438	0.0
71,800	ANTA Sports Products Ltd.	697,847	0.2
2,200 (1)	ASR Microelectronics Co. Ltd. - Class A	21,852	0.0
1,300	Asymchem Laboratories Tianjin Co. Ltd. - Class A	21,268	0.0
3,705	Autohome, Inc., ADR	103,962	0.0
5,900	Avary Holding Shenzhen Co. Ltd. - Class A	18,561	0.0
64,400	AVIC Industry-Finance Holdings Co. Ltd. - Class A	28,248	0.0
129,000	AviChina Industry & Technology Co. Ltd. - Class H	55,306	0.0

See Accompanying Notes to Financial Statements

32

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
126,400 (1)	Baidu, Inc. - Class A	$1,881,580	0.5
72,500	Bank of Beijing Co. Ltd. - Class A	46,301	0.0
13,600	Bank of Chengdu Co. Ltd. - Class A	21,592	0.0
143,400	Bank of China Ltd. - Class A	80,677	0.0
4,422,000	Bank of China Ltd. - Class H	1,680,280	0.4
139,600	Bank of Communications Co. Ltd. - Class A	113,012	0.0
487,000	Bank of Communications Co. Ltd. - Class H	303,998	0.1
20,300	Bank of Hangzhou Co. Ltd. - Class A	28,651	0.0
57,500	Bank of Jiangsu Co. Ltd. - Class A	54,239	0.0
40,100	Bank of Nanjing Co. Ltd. - Class A	41,725	0.0
20,800	Bank of Ningbo Co. Ltd. - Class A	59,028	0.0
50,100	Bank of Shanghai Co. Ltd. - Class A	42,170	0.0
77,600	Baoshan Iron & Steel Co. Ltd. - Class A	64,902	0.0
23,100	Beijing Enlight Media Co. Ltd. - Class A	26,560	0.0
2,361	Beijing Kingsoft Office Software, Inc. - Class A	105,176	0.0
6,000	Beijing New Building Materials PLC - Class A	19,769	0.0
5,200	Beijing Tongrentang Co. Ltd. - Class A	39,369	0.0
5,320	Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. - Class A	56,326	0.0
255,400	Beijing-Shanghai High Speed Railway Co. Ltd. - Class A	177,146	0.1
10,980 (1)(3)	Bilibili, Inc. - Class Z	133,351	0.1
3,094	Bloomage Biotechnology Corp. Ltd. - Class A	29,201	0.0
169,400	BOE Technology Group Co. Ltd. - Class A	93,155	0.0
7,000	BYD Co. Ltd. - Class A	195,446	0.1
58,000 (3)	BYD Co. Ltd. - Class H	1,599,909	0.4
45,500	BYD Electronic International Co. Ltd.	213,338	0.1
12,400	By-health Co. Ltd. - Class A	29,764	0.0
16,500	Caitong Securities Co. Ltd. - Class A	18,051	0.0
1,744 (1)	Cambricon Technologies Corp. Ltd. - Class A	33,094	0.0
686,000 (2)	CGN Power Co. Ltd. - Class H	179,295	0.1
1,400	Changchun High & New Technology Industry Group, Inc. - Class A	28,770	0.0
44,000	Changjiang Securities Co. Ltd. - Class A	33,382	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
1,100	Changzhou Xingyu Automotive Lighting Systems Co. Ltd. - Class A	$20,335	0.0
7,800	Chaozhou Three-Circle Group Co. Ltd. - Class A	32,374	0.0
20,700	China Baoan Group Co. Ltd. - Class A	34,265	0.0
338,000	China Cinda Asset Management Co. Ltd. - Class H	33,768	0.0
538,000	China CITIC Bank Corp. Ltd. - Class H	253,735	0.1
123,000	China Coal Energy Co. Ltd. - Class H	111,958	0.0
130,000	China Communications Services Corp. Ltd. - Class H	53,909	0.0
46,200	China Construction Bank Corp. - Class A	42,421	0.0
5,373,000	China Construction Bank Corp. - Class H	3,196,132	0.8
16,400	China CSSC Holdings Ltd. - Class A	68,085	0.0
76,200 (1)	China Eastern Airlines Corp. Ltd. - Class A	41,697	0.0
125,500	China Energy Engineering Corp. Ltd. - Class A	37,162	0.0
197,300	China Everbright Bank Co. Ltd. - Class A	80,685	0.0
99,000	China Everbright Bank Co. Ltd. - Class H	29,418	0.0
226,000 (2)	China Feihe Ltd.	123,653	0.1
268,500	China Galaxy Securities Co. Ltd. - Class H	142,044	0.1
147,000 (3)	China Hongqiao Group Ltd.	120,366	0.1
8,400	China International Capital Corp. Ltd. - Class A	45,072	0.0
88,400 (2)	China International Capital Corp. Ltd. - Class H	129,883	0.1
14,100	China Jushi Co. Ltd. - Class A	19,544	0.0
11,100	China Life Insurance Co. Ltd. - Class A	44,410	0.0
409,000	China Life Insurance Co. Ltd. - Class H	531,147	0.2
25,000 (1)(2)(3)	China Literature Ltd.	93,229	0.0
188,000	China Longyuan Power Group Corp. Ltd. - Class H	142,764	0.1
181,000	China Mengniu Dairy Co. Ltd.	487,598	0.1
81,500	China Merchants Bank Co. Ltd. - Class A	319,797	0.1
208,000	China Merchants Bank Co. Ltd. - Class H	723,534	0.2
27,200	China Merchants Energy Shipping Co. Ltd. - Class A	22,551	0.0
30,100	China Merchants Securities Co. Ltd. - Class A	57,906	0.0

See Accompanying Notes to Financial Statements

33

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
26,300	China Merchants Shekou Industrial Zone Holdings Co. Ltd. - Class A	$35,386	0.0
131,012	China Minsheng Banking Corp. Ltd. - Class A	69,081	0.0
372,500	China Minsheng Banking Corp. Ltd. - Class H	126,457	0.1
222,000	China National Building Material Co. Ltd. - Class H	95,068	0.0
17,400	China National Chemical Engineering Co. Ltd. - Class A	15,607	0.0
71,200	China National Nuclear Power Co. Ltd. - Class A	75,293	0.0
13,300	China Northern Rare Earth Group High-Tech Co. Ltd. - Class A	36,249	0.0
112,000	China Oilfield Services Ltd. - Class H	114,474	0.0
23,800	China Pacific Insurance Group Co. Ltd. - Class A	79,914	0.0
146,200	China Pacific Insurance Group Co. Ltd. - Class H	295,749	0.1
114,600	China Petroleum & Chemical Corp. - Class A	90,157	0.0
1,392,000	China Petroleum & Chemical Corp. - Class H	729,483	0.2
90,200	China Railway Group Ltd. - Class A	72,270	0.0
205,000	China Railway Group Ltd. - Class H	91,408	0.0
7,500	China Rare Earth Resources And Technology Co. Ltd. - Class A	29,247	0.0
4,476	China Resources Microelectronics Ltd. - Class A	28,195	0.0
38,200 (2)(3)	China Resources Mixc Lifestyle Services Ltd.	136,247	0.1
87,500 (2)	China Resources Pharmaceutical Group Ltd.	57,518	0.0
2,700	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. - Class A	18,937	0.0
24,200	China Shenhua Energy Co. Ltd. - Class A	107,042	0.0
189,500	China Shenhua Energy Co. Ltd. - Class H	649,877	0.2
65,400 (1)	China Southern Airlines Co. Ltd. - Class A	53,128	0.0
62,000 (1)	China Southern Airlines Co. Ltd. - Class H	26,295	0.0
142,800	China State Construction Engineering Corp. Ltd. - Class A	96,883	0.0
98,300	China Three Gorges Renewables Group Co. Ltd. - Class A	60,571	0.0
8,100	China Tourism Group Duty Free Corp. Ltd. - Class A	95,613	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
5,200 (2)(3)	China Tourism Group Duty Free Corp. Ltd. - Class H	$51,122	0.0
2,580,000 (2)	China Tower Corp. Ltd. - Class H	271,178	0.1
107,500	China United Network Communications Ltd. - Class A	66,364	0.0
45,300	China Vanke Co. Ltd. - Class A	66,884	0.0
108,600	China Vanke Co. Ltd. - Class H	100,512	0.0
93,200	China Yangtze Power Co. Ltd. - Class A	306,743	0.1
3,500	China Zhenhua Group Science & Technology Co. Ltd. - Class A	29,028	0.0
154,000 (3)	Chinasoft International Ltd.	118,208	0.0
3,300	Chongqing Brewery Co. Ltd. - Class A	30,912	0.0
34,300	Chongqing Changan Automobile Co. Ltd. - Class A	81,407	0.0
8,950	Chongqing Zhifei Biological Products Co. Ltd. - Class A	77,092	0.0
334,000	CITIC Ltd.	333,951	0.1
44,600	CITIC Securities Co. Ltd. - Class A	128,168	0.1
104,500	CITIC Securities Co. Ltd. - Class H	213,508	0.1
95,300	CMOC Group Ltd. - Class A	69,841	0.0
177,000	CMOC Group Ltd. - Class H	96,833	0.0
4,200	CNGR Advanced Material Co. Ltd. - Class A	29,087	0.0
16,380	Contemporary Amperex Technology Co. Ltd. - Class A	377,077	0.1
12,400	COSCO SHIPPING Energy Transportation Co. Ltd. - Class A	21,400	0.0
76,000 (3)	COSCO SHIPPING Energy Transportation Co. Ltd. - Class H	71,712	0.0
59,700	COSCO SHIPPING Holdings Co. Ltd. - Class A	80,642	0.0
167,000	COSCO SHIPPING Holdings Co. Ltd. - Class H	167,913	0.1
724,000 (1)(3)	Country Garden Holdings Co. Ltd.	72,462	0.0
121,000 (3)	Country Garden Services Holdings Co. Ltd.	104,780	0.0
106,300	CRRC Corp. Ltd. - Class A	78,815	0.0
224,000	CRRC Corp. Ltd. - Class H	98,744	0.0
16,400	CSC Financial Co. Ltd. - Class A	54,713	0.0
6,900	CSPC Innovation Pharmaceutical Co. Ltd. - Class A	35,628	0.0
516,000	CSPC Pharmaceutical Group Ltd.	480,251	0.1

See Accompanying Notes to Financial Statements

34

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
56,000	Daqin Railway Co. Ltd. - Class A	$56,930	0.0
3,617 (1)	Daqo New Energy Corp., ADR	96,212	0.0
8,760	DaShenLin Pharmaceutical Group Co. Ltd. - Class A	30,752	0.0
8,500	Dongfang Electric Corp. Ltd. - Class A	17,516	0.0
146,000	Dongfeng Motor Group Co. Ltd. - Class H	72,755	0.0
25,500 (1)(2)	East Buy Holding Ltd.	90,855	0.0
54,840	East Money Information Co. Ltd. - Class A	108,660	0.0
45,000	ENN Energy Holdings Ltd.	332,300	0.1
5,300	Eoptolink Technology, Inc. Ltd. - Class A	36,748	0.0
6,100	Eve Energy Co. Ltd. - Class A	36,318	0.0
15,800	Everbright Securities Co. Ltd. - Class A	34,346	0.0
20,600 (1)	Fangda Carbon New Material Co. Ltd. - Class A	15,218	0.0
11,000	Flat Glass Group Co. Ltd. - Class A	41,388	0.0
15,000	Flat Glass Group Co. Ltd. - Class H	25,319	0.0
55,700	Focus Media Information Technology Co. Ltd. - Class A	49,676	0.0
14,420	Foshan Haitian Flavouring & Food Co. Ltd. - Class A	77,187	0.0
161,000	Fosun International Ltd.	94,647	0.0
67,200	Founder Securities Co. Ltd. - Class A	76,325	0.0
55,400	Foxconn Industrial Internet Co. Ltd. - Class A	118,019	0.0
8,900	Fuyao Glass Industry Group Co. Ltd. - Class A	46,910	0.0
35,200 (2)(3)	Fuyao Glass Industry Group Co. Ltd. - Class H	171,405	0.1
8,600	Ganfeng Lithium Group Co. Ltd. - Class A	51,889	0.0
18,600 (2)(3)	Ganfeng Lithium Group Co. Ltd. - Class H	70,270	0.0
69,900	GD Power Development Co. Ltd. - Class A	40,994	0.0
59,100 (1)(3)	GDS Holdings Ltd. - Class A	66,881	0.0
39,400	GEM Co. Ltd. - Class A	30,327	0.0
68,000 (1)	Genscript Biotech Corp.	173,066	0.1
33,700	GF Securities Co. Ltd. - Class A	67,913	0.0
48,200	GF Securities Co. Ltd. - Class H	57,719	0.0
2,300	GigaDevice Semiconductor, Inc. - Class A	29,940	0.0
12,000	GoerTek, Inc. - Class A	35,527	0.0
25,100	Goldwind Science & Technology Co. Ltd. - Class A	28,301	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
11,000	Great Wall Motor Co. Ltd. - Class A	$39,130	0.0
123,500	Great Wall Motor Co. Ltd. - Class H	160,543	0.1
9,600	Gree Electric Appliances, Inc. of Zhuhai - Class A	43,579	0.0
63,500 (3)	Greentown China Holdings Ltd.	64,757	0.0
5,600	Guangdong Haid Group Co. Ltd. - Class A	35,461	0.0
20,900	Guanghui Energy Co. Ltd. - Class A	21,030	0.0
33,900	Guangzhou Automobile Group Co. Ltd. - Class A	41,822	0.0
152,000	Guangzhou Automobile Group Co. Ltd. - Class H	70,681	0.0
4,900	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. - Class A	19,757	0.0
3,500	Guangzhou Kingmed Diagnostics Group Co. Ltd. - Class A	30,885	0.0
4,900	Guangzhou Shiyuan Electronic Technology Co. Ltd. - Class A	31,611	0.0
5,500	Guangzhou Tinci Materials Technology Co. Ltd. - Class A	19,442	0.0
27,600	Guosen Securities Co. Ltd. - Class A	33,243	0.0
29,800	Guotai Junan Securities Co. Ltd. - Class A	62,532	0.0
35,100	Guoyuan Securities Co. Ltd. - Class A	33,801	0.0
11,575	H World Group Ltd., ADR	387,068	0.1
94,000 (2)(3)	Haidilao International Holding Ltd.	175,355	0.1
23,300	Haier Smart Home Co. Ltd. - Class A	69,028	0.0
135,400	Haier Smart Home Co. Ltd. - Class H	382,455	0.1
168,900 (1)	Hainan Airlines Holding Co. Ltd. - Class A	32,623	0.0
39,000	Haitian International Holdings Ltd.	96,540	0.0
41,700	Haitong Securities Co. Ltd. - Class A	55,102	0.0
151,200	Haitong Securities Co. Ltd. - Class H	80,775	0.0
24,600	Hangzhou Binjiang Real Estate Group Co. Ltd. - Class A	25,238	0.0
6,180	Hangzhou First Applied Material Co. Ltd. - Class A	21,157	0.0
9,800	Hangzhou Silan Microelectronics Co. Ltd. - Class A	31,535	0.0
70,000 (2)	Hansoh Pharmaceutical Group Co. Ltd.	141,475	0.1

See Accompanying Notes to Financial Statements

35

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
7,200	Henan Shenhuo Coal & Power Co. Ltd. - Class A	$17,067	0.0
12,100	Henan Shuanghui Investment & Development Co. Ltd. - Class A	45,597	0.0
39,000	Hengan International Group Co. Ltd.	145,174	0.1
22,700 (1)	Hengli Petrochemical Co. Ltd. - Class A	42,132	0.0
1,800	Hithink RoyalFlush Information Network Co. Ltd. - Class A	39,845	0.0
3,889 (1)	Horizon Construction Development Ltd.	2,286	0.0
37,000 (1)(2)(3)	Hua Hong Semiconductor Ltd.	89,417	0.0
23,700	Huadian Power International Corp. Ltd. - Class A	17,182	0.0
6,400	Huadong Medicine Co. Ltd. - Class A	37,436	0.0
6,300	Hualan Biological Engineering, Inc. - Class A	19,654	0.0
33,100 (1)	Huaneng Power International, Inc. - Class A	35,931	0.0
244,000 (1)	Huaneng Power International, Inc. - Class H	129,438	0.1
31,000	Huatai Securities Co. Ltd. - Class A	61,004	0.0
68,800 (2)	Huatai Securities Co. Ltd. - Class H	86,935	0.0
47,800	Huaxia Bank Co. Ltd. - Class A	37,875	0.0
11,200	Huayu Automotive Systems Co. Ltd. - Class A	25,704	0.0
2,100	Huizhou Desay Sv Automotive Co. Ltd. - Class A	38,345	0.0
5,200	Humanwell Healthcare Group Co. Ltd. - Class A	18,222	0.0
6,100	Hundsun Technologies, Inc. - Class A	24,724	0.0
21,000 (2)(3)	Hygeia Healthcare Holdings Co. Ltd.	95,063	0.0
8,037	Hygon Information Technology Co. Ltd. - Class A	80,334	0.0
5,200	IEIT Systems Co. Ltd. - Class A	24,342	0.0
7,800	Iflytek Co. Ltd. - Class A	50,939	0.0
500	Imeik Technology Development Co. Ltd. - Class A	20,730	0.0
222,900	Industrial & Commercial Bank of China Ltd. - Class A	150,224	0.1
3,640,000	Industrial & Commercial Bank of China Ltd. - Class H	1,773,930	0.5
77,900	Industrial Bank Co. Ltd. - Class A	178,067	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
33,500	Industrial Securities Co. Ltd. - Class A	$27,731	0.0
175,700 (1)	Inner Mongolia BaoTou Steel Union Co. Ltd. - Class A	36,156	0.0
21,300	Inner Mongolia Yili Industrial Group Co. Ltd. - Class A	80,371	0.0
59,400 (1)	Inner Mongolia Yitai Coal Co. Ltd. - Class B	91,519	0.0
68,000 (1)(2)(3)	Innovent Biologics, Inc.	372,399	0.1
24,271 (1)	iQIYI, Inc., ADR	118,442	0.0
5,200 (1)	Isoftstone Information Technology Group Co. Ltd. - Class A	33,842	0.0
9,300	JA Solar Technology Co. Ltd. - Class A	27,183	0.0
6,100	Jason Furniture Hangzhou Co. Ltd. - Class A	30,126	0.0
6,700	JCET Group Co. Ltd. - Class A	28,188	0.0
62,950 (1)(2)(3)	JD Health International, Inc.	315,993	0.1
121,700 (1)(2)	JD Logistics, Inc.	152,611	0.1
131,850	JD.com, Inc. - Class A	1,904,322	0.5
27,300	Jiangsu Eastern Shenghong Co. Ltd. - Class A	36,941	0.0
68,000	Jiangsu Expressway Co. Ltd. - Class H	61,186	0.0
4,600	Jiangsu Hengli Hydraulic Co. Ltd. - Class A	35,474	0.0
24,100	Jiangsu Hengrui Pharmaceuticals Co. Ltd. - Class A	153,790	0.1
4,300	Jiangsu King’s Luck Brewery JSC Ltd. - Class A	29,572	0.0
2,600	Jiangsu Pacific Quartz Co. Ltd. - Class A	31,862	0.0
4,900	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. - Class A	76,010	0.0
10,400	Jiangsu Zhongtian Technology Co. Ltd. - Class A	18,306	0.0
72,000	Jiangxi Copper Co. Ltd. - Class H	101,844	0.0
22,352	Jinko Solar Co. Ltd. - Class A	27,906	0.0
12,646	Kanzhun Ltd., ADR	210,050	0.1
37,285	KE Holdings, Inc., ADR	604,390	0.2
157,000 (1)	Kingdee International Software Group Co. Ltd.	229,191	0.1
54,000	Kingsoft Corp. Ltd.	166,937	0.1
130,700 (1)(2)	Kuaishou Technology	889,312	0.2
16,113	Kuang-Chi Technologies Co. Ltd. - Class A	33,598	0.0
6,900 (1)	Kunlun Tech Co. Ltd. - Class A	36,379	0.0
4,300	Kweichow Moutai Co. Ltd. - Class A	1,046,715	0.3

See Accompanying Notes to Financial Statements

36

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
8,900	LB Group Co. Ltd. - Class A	$21,509	0.0
416,000	Lenovo Group Ltd.	582,167	0.2
21,300	Lens Technology Co. Ltd. - Class A	39,618	0.0
13,300	Lepu Medical Technology Beijing Co. Ltd. - Class A	30,308	0.0
64,500 (1)	Li Auto, Inc. - Class A	1,208,480	0.3
133,000	Li Ning Co. Ltd.	356,923	0.1
26,100	Lingyi iTech Guangdong Co. - Class A	24,844	0.0
111,500 (2)(3)	Longfor Group Holdings Ltd.	178,945	0.1
24,600	LONGi Green Energy Technology Co. Ltd. - Class A	79,421	0.0
11,217	Lufax Holding Ltd., ADR	34,436	0.0
26,200	Luxshare Precision Industry Co. Ltd. - Class A	127,226	0.1
5,443	Luzhou Laojiao Co. Ltd. - Class A	137,963	0.1
6,100	Mango Excellent Media Co. Ltd. - Class A	21,680	0.0
1,900	Maxscend Microelectronics Co. Ltd. - Class A	37,744	0.0
284,400 (1)(2)	Meituan - Class B	2,985,853	0.8
60,400	Metallurgical Corp. of China Ltd. - Class A	26,055	0.0
43,600 (1)(3)	Microport Scientific Corp.	47,033	0.0
15,600	Ming Yang Smart Energy Group Ltd. - Class A	27,568	0.0
21,000	MINISO Group Holding Ltd.	107,296	0.0
48,000	Minth Group Ltd.	97,086	0.0
3,815	Montage Technology Co. Ltd. - Class A	31,557	0.0
18,300	Muyuan Foods Co. Ltd. - Class A	106,321	0.0
27,200	NARI Technology Co. Ltd. - Class A	85,578	0.0
1,900	NAURA Technology Group Co. Ltd. - Class A	65,788	0.0
108,400	NetEase, Inc.	1,955,709	0.5
8,000	New China Life Insurance Co. Ltd. - Class A	35,142	0.0
46,300	New China Life Insurance Co. Ltd. - Class H	90,334	0.0
15,400 (1)	New Hope Liuhe Co. Ltd. - Class A	20,249	0.0
83,600 (1)	New Oriental Education & Technology Group, Inc.	609,414	0.2
9,300	Ninestar Corp. - Class A	29,672	0.0
5,000	Ningbo Orient Wires & Cables Co. Ltd. - Class A	30,134	0.0
16,900	Ningbo Shanshan Co. Ltd. - Class A	32,446	0.0
4,100	Ningbo Tuopu Group Co. Ltd. - Class A	42,411	0.0
40,700	Ningxia Baofeng Energy Group Co. Ltd. - Class A	84,768	0.0
78,304 (1)(3)	NIO, Inc., ADR	710,217	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
113,200 (2)(3)	Nongfu Spring Co. Ltd. - Class H	$655,034	0.2
4,300	Oppein Home Group, Inc. - Class A	42,203	0.0
28,300	Orient Securities Co. Ltd./ China - Class A	34,720	0.0
63,300 (1)	Pangang Group Vanadium Titanium & Resources Co. Ltd. - Class A	29,278	0.0
6,500	People.cn Co. Ltd. - Class A	25,608	0.0
573,000	People’s Insurance Co. Group of China Ltd. - Class H	176,247	0.1
82,400	PetroChina Co. Ltd. - Class A	82,001	0.0
1,178,000	PetroChina Co. Ltd. - Class H	778,411	0.2
4,300	Pharmaron Beijing Co. Ltd. - Class A	17,552	0.0
396,000	PICC Property & Casualty Co. Ltd. - Class H	471,247	0.1
65,500	Ping An Bank Co. Ltd. - Class A	86,731	0.0
35,700 (1)(2)(3)	Ping An Healthcare and Technology Co. Ltd.	81,357	0.0
42,300	Ping An Insurance Group Co. of China Ltd. - Class A	240,646	0.1
368,000	Ping An Insurance Group Co. of China Ltd. - Class H	1,666,046	0.4
1,108	Piotech, Inc. - Class A	36,119	0.0
38,800	Poly Developments and Holdings Group Co. Ltd. - Class A	54,202	0.0
29,200 (2)(3)	Pop Mart International Group Ltd.	75,765	0.0
103,400	Postal Savings Bank of China Co. Ltd. - Class A	63,439	0.0
441,000 (2)(3)	Postal Savings Bank of China Co. Ltd. - Class H	210,855	0.1
52,800	Power Construction Corp. of China Ltd. - Class A	36,401	0.0
6,187	Qifu Technology, Inc., ADR	97,878	0.0
18,900 (1)	Qinghai Salt Lake Industry Co. Ltd. - Class A	42,509	0.0
34,200	Rongsheng Petrochemical Co. Ltd. - Class A	49,916	0.0
31,200	SAIC Motor Corp. Ltd. - Class A	59,521	0.0
19,000	Sanan Optoelectronics Co. Ltd. - Class A	37,090	0.0
2,800 (1)	Sangfor Technologies, Inc. - Class A	28,533	0.0
62,000	Sany Heavy Equipment International Holdings Co. Ltd.	60,007	0.0
28,100	Sany Heavy Industry Co. Ltd. - Class A	54,562	0.0
11,900 (1)	Satellite Chemical Co. Ltd. - Class A	24,762	0.0

See Accompanying Notes to Financial Statements

37

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
22,100	SDIC Power Holdings Co. Ltd. - Class A	$41,070	0.0
6,000 (1)	Seres Group Co. Ltd. - Class A	64,447	0.0
16,400	SF Holding Co. Ltd. - Class A	93,529	0.0
1,420	SG Micro Corp. - Class A	17,811	0.0
30,900	Shaanxi Coal Industry Co. Ltd. - Class A	91,055	0.0
26,700	Shan Xi Hua Yang Group New Energy Co. Ltd. - Class A	36,750	0.0
20,700	Shandong Gold Mining Co. Ltd. - Class A	66,681	0.0
34,750 (2)(3)	Shandong Gold Mining Co. Ltd. - Class H	65,933	0.0
7,500	Shandong Hualu Hengsheng Chemical Co. Ltd. - Class A	29,176	0.0
11,500	Shandong Linglong Tyre Co. Ltd. - Class A	31,169	0.0
138,000 (3)	Shandong Weigao Group Medical Polymer Co. Ltd. - Class H	134,492	0.1
7,500	Shanghai Bairun Investment Holding Group Co. Ltd. - Class A	26,014	0.0
6,940	Shanghai Baosight Software Co. Ltd. - Class A	47,743	0.0
41,604	Shanghai Baosight Software Co. Ltd. - Class B	88,209	0.0
48,400 (1)	Shanghai Electric Group Co. Ltd. - Class A	28,455	0.0
13,000	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class A	45,877	0.0
17,500 (3)	Shanghai Fosun Pharmaceutical Group Co. Ltd. - Class H	38,116	0.0
4,144	Shanghai Fudan Microelectronics Group Co. Ltd. - Class A	22,571	0.0
3,900 (1)	Shanghai International Airport Co. Ltd. - Class A	18,026	0.0
6,200	Shanghai Jinjiang International Hotels Co. Ltd. - Class A	26,148	0.0
5,112 (1)	Shanghai Junshi Biosciences Co. Ltd. - Class A	30,139	0.0
3,000	Shanghai M&G Stationery, Inc. - Class A	15,883	0.0
59,200	Shanghai Pharmaceuticals Holding Co. Ltd. - Class H	86,612	0.0
105,600	Shanghai Pudong Development Bank Co. Ltd. - Class A	98,598	0.0
5,510	Shanghai Putailai New Energy Technology Co. Ltd. - Class A	16,250	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
25,600	Shanghai RAAS Blood Products Co. Ltd. - Class A	$28,874	0.0
4,733	Shanghai United Imaging Healthcare Co. Ltd. - Class A	91,428	0.0
31,000	Shanghai Yuyuan Tourist Mart Group Co. Ltd. - Class A	27,150	0.0
10,400	Shanghai Zhangjiang High- Tech Park Development Co. Ltd. - Class A	28,251	0.0
28,000	Shanxi Coking Coal Energy Group Co. Ltd. - Class A	39,003	0.0
10,500	Shanxi Lu’an Environmental Energy Development Co. Ltd. - Class A	32,438	0.0
32,800 (1)	Shanxi Meijin Energy Co. Ltd. - Class A	30,787	0.0
4,400	Shanxi Xinghuacun Fen Wine Factory Co. Ltd. - Class A	143,218	0.1
8,800	Shengyi Technology Co. Ltd. - Class A	22,726	0.0
1,600	Shennan Circuits Co. Ltd. - Class A	16,015	0.0
91,000	Shenwan Hongyuan Group Co. Ltd. - Class A	56,988	0.0
5,500	Shenzhen Capchem Technology Co. Ltd. - Class A	36,677	0.0
3,800	Shenzhen Inovance Technology Co. Ltd. - Class A	33,848	0.0
8,260	Shenzhen Kangtai Biological Products Co. Ltd. - Class A	31,621	0.0
4,500	Shenzhen Mindray Bio- Medical Electronics Co. Ltd. - Class A	184,522	0.1
2,800	Shenzhen New Industries Biomedical Engineering Co. Ltd. - Class A	30,873	0.0
58,900 (1)	Shenzhen Overseas Chinese Town Co. Ltd. - Class A	25,859	0.0
3,082	Shenzhen Transsion Holdings Co. Ltd. - Class A	60,121	0.0
46,200	Shenzhou International Group Holdings Ltd.	473,959	0.1
10,600	Shijiazhuang Yiling Pharmaceutical Co. Ltd. - Class A	34,475	0.0
15,800	Sichuan Chuantou Energy Co. Ltd. - Class A	33,684	0.0
4,500	Sichuan Kelun Pharmaceutical Co. Ltd. - Class A	18,434	0.0
24,940	Sichuan Road and Bridge Group Co. Ltd. - Class A	26,347	0.0

See Accompanying Notes to Financial Statements

38

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
3,800	Sichuan Swellfun Co. Ltd. - Class A	$31,530	0.0
19,000	Silergy Corp.	308,387	0.1
12,600	Sinoma Science & Technology Co. Ltd. - Class A	28,275	0.0
75,600	Sinopharm Group Co. Ltd. - Class H	198,132	0.1
42,500	Sinotruk Hong Kong Ltd.	83,429	0.0
3,920 (1)	Skshu Paint Co. Ltd. - Class A	26,314	0.0
111,000 (2)	Smoore International Holdings Ltd.	92,514	0.0
19,900	Songcheng Performance Development Co. Ltd. - Class A	27,694	0.0
1,000	StarPower Semiconductor Ltd. - Class A	25,508	0.0
4,900	Sungrow Power Supply Co. Ltd. - Class A	60,499	0.0
40,300 (3)	Sunny Optical Technology Group Co. Ltd.	366,363	0.1
13,500	Sunwoda Electronic Co. Ltd. - Class A	28,100	0.0
12,300	Suzhou Dongshan Precision Manufacturing Co. Ltd. - Class A	31,501	0.0
1,760	Suzhou Maxwell Technologies Co. Ltd. - Class A	32,140	0.0
2,900	Suzhou TFC Optical Communication Co. Ltd. - Class A	37,300	0.0
24,724 (1)	TAL Education Group, ADR	312,264	0.1
17,530	TBEA Co. Ltd. - Class A	34,104	0.0
69,040 (1)	TCL Technology Group Corp. - Class A	41,851	0.0
11,025	TCL Zhonghuan Renewable Energy Technology Co. Ltd. - Class A	24,298	0.0
373,800	Tencent Holdings Ltd.	14,112,772	3.5
42,370 (1)	Tencent Music Entertainment Group, ADR	381,754	0.1
4,700	Tianqi Lithium Corp. - Class A	36,962	0.0
32,300	Tianshan Aluminum Group Co. Ltd. - Class A	27,372	0.0
18,400	Tianshui Huatian Technology Co. Ltd. - Class A	22,102	0.0
120,000	Tingyi Cayman Islands Holding Corp.	146,351	0.1
14,400 (1)	Titan Wind Energy Suzhou Co. Ltd. - Class A	23,544	0.0
74,800 (1)	Tongcheng Travel Holdings Ltd.	138,533	0.1
8,400 (1)	Tongkun Group Co. Ltd. - Class A	17,922	0.0
14,000	Tongwei Co. Ltd. - Class A	49,390	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
2,400 (1)	Topchoice Medical Corp. - Class A	$25,864	0.0
117,000 (2)	Topsports International Holdings Ltd.	91,237	0.0
59,000	TravelSky Technology Ltd. - Class H	102,018	0.0
6,049	Trina Solar Co. Ltd. - Class A	24,341	0.0
30,800 (1)	Trip.com Group Ltd.	1,105,664	0.3
2,600	Tsingtao Brewery Co. Ltd. - Class A	27,406	0.0
36,000 (3)	Tsingtao Brewery Co. Ltd. - Class H	241,895	0.1
2,900 (1)	Unigroup Guoxin Microelectronics Co. Ltd. - Class A	27,566	0.0
8,900 (1)	Unisplendour Corp. Ltd. - Class A	24,268	0.0
20,031 (1)	Vipshop Holdings Ltd., ADR	355,751	0.1
10,600	Walvax Biotechnology Co. Ltd. - Class A	35,124	0.0
11,800	Wanhua Chemical Group Co. Ltd. - Class A	127,902	0.1
5,028	Weibo Corp., ADR	55,057	0.0
31,000	Weichai Power Co. Ltd. - Class A	59,621	0.0
103,000	Weichai Power Co. Ltd. - Class H	172,077	0.1
23,900	Wens Foodstuffs Group Co. Ltd. - Class A	67,600	0.0
25,900	Western Securities Co. Ltd. - Class A	23,268	0.0
4,894	Western Superconducting Technologies Co. Ltd. - Class A	36,732	0.0
4,700	Will Semiconductor Co. Ltd. Shanghai - Class A	70,712	0.0
4,600 (1)	Wingtech Technology Co. Ltd. - Class A	27,438	0.0
15,200	Wuliangye Yibin Co. Ltd. - Class A	300,890	0.1
10,300	WUS Printed Circuit Kunshan Co. Ltd. - Class A	32,094	0.0
9,392	WuXi AppTec Co. Ltd. - Class A	96,384	0.0
20,000 (2)	WuXi AppTec Co. Ltd. - Class H	203,762	0.1
215,000 (1)(2)	Wuxi Biologics Cayman, Inc.	813,185	0.2
42,900	XCMG Construction Machinery Co. Ltd. - Class A	33,030	0.0
22,500	Xiamen C & D, Inc. - Class A	30,583	0.0
864,000 (1)(2)	Xiaomi Corp. - Class B	1,730,113	0.4
15,000	Xinjiang Daqo New Energy Co. Ltd. - Class A	62,543	0.0
276,000	Xinyi Solar Holdings Ltd.	161,362	0.1
60,300 (1)	XPeng, Inc. - Class A	439,253	0.1

See Accompanying Notes to Financial Statements

39

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
77,000	Xtep International Holdings Ltd.	$43,528	0.0
74,000 (2)(3)	Yadea Group Holdings Ltd.	130,342	0.1
15,350	Yankuang Energy Group Co. Ltd. - Class A	42,875	0.0
124,000 (3)	Yankuang Energy Group Co. Ltd. - Class H	235,857	0.1
3,940	Yealink Network Technology Corp. Ltd. - Class A	16,412	0.0
3,260	Yifeng Pharmacy Chain Co. Ltd. - Class A	18,408	0.0
5,100	Yihai Kerry Arawana Holdings Co. Ltd. - Class A	24,016	0.0
8,900	Yintai Gold Co. Ltd. - Class A	18,775	0.0
3,860	YongXing Special Materials Technology Co. Ltd. - Class A	28,387	0.0
11,300	Yonyou Network Technology Co. Ltd. - Class A	28,332	0.0
11,400	YTO Express Group Co. Ltd. - Class A	19,755	0.0
23,240	Yum China Holdings, Inc.	986,073	0.3
21,300	Yunda Holding Co. Ltd. - Class A	22,397	0.0
12,700	Yunnan Aluminium Co. Ltd. - Class A	21,884	0.0
6,900	Yunnan Baiyao Group Co. Ltd. - Class A	47,828	0.0
13,400	Yunnan Yuntianhua Co. Ltd. - Class A	29,467	0.0
51,900 (1)(3)	Zai Lab Ltd.	140,488	0.1
4,900	Zangge Mining Co. Ltd. - Class A	17,506	0.0
2,100	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. - Class A	71,626	0.0
80,500 (3)	Zhaojin Mining Industry Co. Ltd. - Class H	100,007	0.0
41,200 (1)	Zhejiang Century Huatong Group Co. Ltd. - Class A	29,975	0.0
17,000	Zhejiang China Commodities City Group Co. Ltd. - Class A	17,545	0.0
6,800	Zhejiang Chint Electrics Co. Ltd. - Class A	20,624	0.0
12,100	Zhejiang Dahua Technology Co. Ltd. - Class A	31,475	0.0
96,600	Zhejiang Expressway Co. Ltd. - Class H	64,489	0.0
4,900	Zhejiang Huayou Cobalt Co. Ltd. - Class A	22,746	0.0
4,400	Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. - Class A	27,348	0.0
27,800 (1)(2)	Zhejiang Leapmotor Technology Co. Ltd.	127,233	0.1
11,800	Zhejiang NHU Co. Ltd. - Class A	28,218	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	China (continued)
12,500	Zhejiang Weixing New Building Materials Co. Ltd. - Class A	$25,518	0.0
93,900 (1)	Zhejiang Zheneng Electric Power Co. Ltd. - Class A	61,036	0.0
43,900 (1)(2)(3)	ZhongAn Online P&C Insurance Co. Ltd. - Class H	100,597	0.0
3,300	Zhongji Innolight Co. Ltd. - Class A	52,387	0.0
50,500	Zhongsheng Group Holdings Ltd.	120,959	0.1
21,200	Zhongtai Securities Co. Ltd. - Class A	20,507	0.0
31,000	Zhuzhou CRRC Times Electric Co. Ltd. - Class H	88,550	0.0
84,500	Zijin Mining Group Co. Ltd. - Class A	148,322	0.1
300,000	Zijin Mining Group Co. Ltd. - Class H	489,051	0.1
26,200	Zoomlion Heavy Industry Science and Technology Co. Ltd. - Class A	24,127	0.0
19,400	ZTE Corp. - Class A	72,406	0.0
36,200	ZTE Corp. - Class H	80,903	0.0
24,517	ZTO Express Cayman, Inc., ADR	521,722	0.2
		93,862,871	23.3
	Colombia: 0.1%
14,798	Bancolombia SA - Preference Shares	126,774	0.1
25,404	Interconexion Electrica SA ESP	101,476	0.0
		228,250	0.1
	Czechia: 0.2%
8,995	CEZ AS	385,521	0.1
4,570	Komercni Banka AS	147,985	0.1
20,375 (2)	Moneta Money Bank AS	85,251	0.0
		618,757	0.2
	Egypt: 0.1%
147,081	Commercial International Bank Egypt SAE	346,961	0.1
52,463	Eastern Co. SAE	47,619	0.0
40,072 (1)	EFG Holding S.A.E.	21,601	0.0
		416,181	0.1
	Greece: 0.5%
130,426 (1)	Alpha Services and Holdings SA	221,547	0.1
145,733 (1)	Eurobank Ergasias Services and Holdings SA	258,927	0.1
11,388	Hellenic Telecommunications Organization SA	162,216	0.0
6,786	Jumbo SA	188,184	0.1
3,743	Motor Oil Hellas Corinth Refineries SA	98,178	0.0
5,733	Mytilineos SA	232,272	0.1
44,325 (1)	National Bank of Greece SA	307,958	0.1
10,580	OPAP SA	179,518	0.0

See Accompanying Notes to Financial Statements

40

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Greece (continued)
39,724 (1)	Piraeus Financial Holdings SA	$140,374	0.0
11,097 (1)	Public Power Corp. SA	136,734	0.0
		1,925,908	0.5
	Hong Kong: 1.4%
306,000 (1)(3)	Alibaba Health Information Technology Ltd.	166,380	0.1
30,500	Beijing Enterprises Holdings Ltd.	106,067	0.0
226,000	Beijing Enterprises Water Group Ltd.	50,373	0.0
228,000	Bosideng International Holdings Ltd.	102,559	0.0
172,000	Brilliance China Automotive Holdings Ltd.	95,803	0.0
44,000	C&D International Investment Group Ltd.	93,558	0.0
244,000	China Everbright Environment Group Ltd.	79,428	0.0
154,800	China Gas Holdings Ltd.	152,946	0.1
82,000	China Medical System Holdings Ltd.	145,315	0.0
88,810	China Merchants Port Holdings Co. Ltd.	121,026	0.0
216,000	China Overseas Land & Investment Ltd.	381,085	0.1
70,000	China Overseas Property Holdings Ltd.	52,532	0.0
279,000 (3)	China Power International Development Ltd.	102,628	0.0
92,000	China Resources Beer Holdings Co. Ltd.	403,691	0.1
52,300	China Resources Gas Group Ltd.	171,655	0.1
182,000	China Resources Land Ltd.	653,020	0.2
110,000 (3)	China Resources Power Holdings Co. Ltd.	220,424	0.1
348,000 (1)(3)	China Ruyi Holdings Ltd.	77,171	0.0
122,000 (3)	China State Construction International Holdings Ltd.	141,179	0.0
86,800	China Taiping Insurance Holdings Co. Ltd.	74,852	0.0
190,000 (3)	China Traditional Chinese Medicine Holdings Co. Ltd.	95,601	0.0
120,800 (3)	Chow Tai Fook Jewellery Group Ltd.	179,969	0.1
70,000 (3)	COSCO SHIPPING Ports Ltd.	50,603	0.0
105,000 (3)	Far East Horizon Ltd.	82,641	0.0
1,242,000 (3)	GCL Technology Holdings Ltd.	197,228	0.1
342,000	Geely Automobile Holdings Ltd.	376,751	0.1
178,000	Guangdong Investment Ltd.	129,560	0.0
43,500	Kingboard Holdings Ltd.	104,034	0.0
54,500	Kingboard Laminates Holdings Ltd.	46,909	0.0
232,000	Kunlun Energy Co. Ltd.	209,372	0.1
88,000 (1)	Nine Dragons Paper Holdings Ltd.	43,356	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
8,000 (3)	Orient Overseas International Ltd.	$111,728	0.0
598,000	Sino Biopharmaceutical Ltd.	266,015	0.1
20,000	Vinda International Holdings Ltd.	58,316	0.0
290,000	Want Want China Holdings Ltd.	175,296	0.1
90,200	Yuexiu Property Co. Ltd.	73,554	0.0
		5,592,625	1.4
	Hungary: 0.3%
24,641	MOL Hungarian Oil & Gas PLC	200,729	0.0
13,386	OTP Bank Nyrt	609,764	0.2
8,148	Richter Gedeon Nyrt	205,512	0.1
		1,016,005	0.3
	India: 16.5%
3,089	ABB India Ltd.	173,480	0.0
9,553	Adani Enterprises Ltd.	326,669	0.1
17,832 (1)	Adani Green Energy Ltd.	342,240	0.1
29,323	Adani Ports & Special Economic Zone Ltd.	360,483	0.1
42,474 (1)	Adani Power Ltd.	268,047	0.1
33,230	Ambuja Cements Ltd.	207,811	0.1
9,310	APL Apollo Tubes Ltd.	171,829	0.0
5,741	Apollo Hospitals Enterprise Ltd.	393,283	0.1
81,941	Ashok Leyland Ltd.	178,646	0.0
21,604	Asian Paints Ltd.	882,881	0.2
6,949	Astral Ltd.	159,207	0.0
9,625 (2)	AU Small Finance Bank Ltd.	90,994	0.0
14,965	Aurobindo Pharma Ltd.	194,861	0.1
9,198 (1)(2)	Avenue Supermarts Ltd.	451,115	0.1
127,193	Axis Bank Ltd.	1,683,320	0.4
3,921	Bajaj Auto Ltd.	320,187	0.1
15,149	Bajaj Finance Ltd.	1,332,981	0.3
21,403	Bajaj Finserv Ltd.	433,282	0.1
1,499	Bajaj Holdings & Investment Ltd.	138,190	0.0
4,472	Balkrishna Industries Ltd.	137,974	0.0
41,792 (2)	Bandhan Bank Ltd.	121,111	0.0
59,550	Bank of Baroda	165,229	0.0
17,488	Berger Paints India Ltd.	127,072	0.0
210,483	Bharat Electronics Ltd.	465,643	0.1
14,169	Bharat Forge Ltd.	210,729	0.1
41,869	Bharat Petroleum Corp. Ltd.	226,746	0.1
125,207	Bharti Airtel Ltd.	1,552,200	0.4
6,206	Britannia Industries Ltd.	398,017	0.1
35,408	CG Power & Industrial Solutions Ltd.	193,278	0.1
23,488	Cholamandalam Investment and Finance Co. Ltd.	355,266	0.1
29,837	Cipla Ltd./India	446,689	0.1
87,615	Coal India Ltd.	395,634	0.1
7,381	Colgate-Palmolive India Ltd.	224,287	0.1
14,717	Container Corp. Of India Ltd.	151,904	0.0
7,904	Cummins India Ltd.	186,440	0.0

See Accompanying Notes to Financial Statements

41

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
35,303	Dabur India Ltd.	$236,299	0.1
6,658	Divi’s Laboratories Ltd.	312,164	0.1
35,440	DLF Ltd.	309,066	0.1
6,171	Dr Reddy’s Laboratories Ltd.	430,106	0.1
7,849	Eicher Motors Ltd.	390,645	0.1
131,652	GAIL India Ltd.	256,311	0.1
23,408	Godrej Consumer Products Ltd.	318,088	0.1
7,161 (1)	Godrej Properties Ltd.	173,096	0.0
15,216	Grasim Industries Ltd.	390,111	0.1
14,962	Havells India Ltd.	245,835	0.1
53,208	HCL Technologies Ltd.	936,395	0.2
4,772 (2)	HDFC Asset Management Co. Ltd.	183,716	0.0
156,479	HDFC Bank Ltd.	3,204,067	0.8
54,381 (2)	HDFC Life Insurance Co. Ltd.	422,548	0.1
6,170	Hero MotoCorp Ltd.	306,696	0.1
68,443	Hindalco Industries Ltd.	504,837	0.1
11,146	Hindustan Aeronautics Ltd.	375,452	0.1
32,157 (1)	Hindustan Petroleum Corp. Ltd.	154,153	0.0
45,559	Hindustan Unilever Ltd.	1,457,767	0.4
289,523	ICICI Bank Ltd.	3,459,742	0.9
13,877 (2)	ICICI Lombard General Insurance Co. Ltd.	236,690	0.1
20,273 (2)	ICICI Prudential Life Insurance Co. Ltd.	130,180	0.0
199,863 (1)	IDFC First Bank Ltd.	213,281	0.1
47,077	Indian Hotels Co. Ltd.	247,862	0.1
155,993	Indian Oil Corp. Ltd.	243,294	0.1
13,957	Indian Railway Catering & Tourism Corp. Ltd.	148,764	0.0
18,094	Indraprastha Gas Ltd.	90,883	0.0
15,810	IndusInd Bank Ltd.	303,476	0.1
3,934	Info Edge India Ltd.	242,814	0.1
185,922	Infosys Ltd.	3,441,506	0.9
7,730 (1)(2)	InterGlobe Aviation Ltd.	275,390	0.1
165,558	ITC Ltd.	918,971	0.2
20,556	Jindal Steel & Power Ltd.	184,567	0.0
34,704	JSW Steel Ltd.	366,753	0.1
22,753	Jubilant Foodworks Ltd.	154,416	0.0
60,998	Kotak Mahindra Bank Ltd.	1,397,620	0.4
37,714	Larsen & Toubro Ltd.	1,597,108	0.4
5,139 (2)	LTIMindtree Ltd.	388,325	0.1
11,751	Lupin Ltd.	186,719	0.0
13,124 (2)	Macrotech Developers Ltd.	161,228	0.0
51,911	Mahindra & Mahindra Ltd.	1,078,118	0.3
30,576	Marico Ltd.	201,472	0.1
7,584	Maruti Suzuki India Ltd.	938,372	0.2
43,006	Max Healthcare Institute Ltd.	354,663	0.1
4,498	Mphasis Ltd.	147,900	0.0
113	MRF Ltd.	175,904	0.0
6,860	Muthoot Finance Ltd.	121,632	0.0
1,905	Nestle India Ltd.	608,210	0.2
243,409	NTPC Ltd.	909,386	0.2
177,611	Oil & Natural Gas Corp. Ltd.	437,282	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	India (continued)
12,540 (1)	One 97 Communications Ltd.	$95,647	0.0
353	Page Industries Ltd.	163,294	0.0
2,822	Persistent Systems Ltd.	250,312	0.1
43,498	Petronet LNG Ltd.	116,313	0.0
4,896	PI Industries Ltd.	206,788	0.1
9,004	Pidilite Industries Ltd.	293,621	0.1
2,566	Polycab India Ltd.	169,038	0.0
81,093	Power Finance Corp. Ltd.	372,600	0.1
259,555	Power Grid Corp. of India Ltd.	739,303	0.2
71,752	REC Ltd.	355,711	0.1
170,167	Reliance Industries Ltd.	5,281,635	1.3
175,984 (1)	Reliance Strategic Investments Ltd.	492,011	0.1
135,758	Samvardhana Motherson International Ltd.	166,218	0.0
16,058	SBI Cards & Payment Services Ltd.	146,524	0.0
25,302 (2)	SBI Life Insurance Co. Ltd.	435,442	0.1
535	Shree Cement Ltd.	184,148	0.0
15,990	Shriram Finance Ltd.	394,437	0.1
5,148	Siemens Ltd.	248,842	0.1
23,781 (2)	Sona Blw Precision Forgings Ltd.	184,052	0.0
8,743	SRF Ltd.	260,313	0.1
99,432	State Bank of India	766,488	0.2
53,620	Sun Pharmaceutical Industries Ltd.	811,156	0.2
3,579	Supreme Industries Ltd.	195,304	0.1
497,926 (1)	Suzlon Energy Ltd.	228,384	0.1
6,113	Tata Communications Ltd.	129,989	0.0
51,174	Tata Consultancy Services Ltd.	2,330,663	0.6
31,944	Tata Consumer Products Ltd.	416,988	0.1
2,005	Tata Elxsi Ltd.	210,793	0.1
98,084	Tata Motors Ltd.	918,911	0.2
15,240	Tata Motors Ltd. - DVR Shares	95,016	0.0
80,163	Tata Power Co. Ltd.	319,649	0.1
413,209	Tata Steel Ltd.	692,596	0.2
30,660	Tech Mahindra Ltd.	468,362	0.1
19,367	Titan Co. Ltd.	854,801	0.2
5,890	Torrent Pharmaceuticals Ltd.	163,099	0.0
10,070	Trent Ltd.	369,492	0.1
5,904	Tube Investments of India Ltd.	251,168	0.1
13,614	TVS Motor Co. Ltd.	331,269	0.1
6,503	UltraTech Cement Ltd.	820,361	0.2
16,343	United Spirits Ltd.	219,359	0.1
25,807	UPL Ltd.	182,010	0.0
25,704	Varun Beverages Ltd.	381,843	0.1
49,932	Vedanta Ltd.	155,021	0.0
75,117	Wipro Ltd.	426,103	0.1
743,003 (1)	Yes Bank Ltd.	191,404	0.1
286,328 (1)	Zomato Ltd.	424,991	0.1
		66,349,074	16.5

See Accompanying Notes to Financial Statements

42

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Indonesia: 1.9%
782,900	Adaro Energy Indonesia Tbk PT	$120,918	0.0
376,500 (1)	Amman Mineral Internasional PT	160,213	0.1
474,500	Aneka Tambang Tbk	52,546	0.0
1,140,800	Astra International Tbk PT	418,356	0.1
3,100,000	Bank Central Asia Tbk PT	1,893,169	0.5
2,099,900	Bank Mandiri Persero Tbk PT	824,920	0.2
851,500	Bank Negara Indonesia Persero Tbk PT	297,122	0.1
3,801,000	Bank Rakyat Indonesia Persero Tbk PT	1,412,710	0.4
1,620,700	Barito Pacific Tbk PT	139,914	0.1
401,400	Charoen Pokphand Indonesia Tbk PT	131,002	0.0
46,506,900 (1)	GoTo Gojek Tokopedia Tbk PT	259,267	0.1
150,100	Indah Kiat Pulp & Paper Tbk PT	81,128	0.0
129,800	Indofood CBP Sukses Makmur Tbk PT	89,046	0.0
250,400	Indofood Sukses Makmur Tbk PT	104,903	0.0
1,142,600	Kalbe Farma Tbk PT	119,519	0.0
548,900 (1)	Merdeka Copper Gold Tbk PT	96,222	0.0
1,120,200	Sarana Menara Nusantara Tbk PT	71,942	0.0
207,800	Semen Indonesia Persero Tbk PT	86,363	0.0
1,052,300	Sumber Alfaria Trijaya Tbk PT	200,249	0.1
2,806,100	Telkom Indonesia Persero Tbk PT	719,894	0.2
425,800	Unilever Indonesia Tbk PT	97,621	0.0
82,100	United Tractors Tbk PT	120,635	0.0
		7,497,659	1.9
	Ireland: 1.2%
33,541 (1)	PDD Holdings, Inc., ADR	4,907,384	1.2

	Kuwait: 0.7%
83,661 (1)	Agility Public Warehousing Co. KSC	138,485	0.0
81,678	Boubyan Bank KSCP	159,464	0.0
123,920	Gulf Bank KSCP	113,288	0.0
450,434	Kuwait Finance House KSCP	1,063,773	0.3
36,300	Mabanee Co. KPSC	99,546	0.0
110,595	Mobile Telecommunications Co. KSCP	182,492	0.1
417,708	National Bank of Kuwait SAKP	1,215,207	0.3
		2,972,255	0.7
	Luxembourg: 0.1%
8,099	Reinet Investments SCA	206,414	0.1

	Malaysia: 1.3%
104,200	AMMB Holdings Bhd	90,886	0.0
159,200	Axiata Group Bhd	82,417	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Malaysia (continued)
195,700	CELCOMDIGI BHD	$173,581	0.1
358,600	CIMB Group Holdings Bhd	456,564	0.1
173,700	Dialog Group Bhd	78,247	0.0
101,800	Gamuda Bhd	101,689	0.0
112,700	Genting Bhd	113,274	0.0
158,300	Genting Malaysia Bhd	92,632	0.0
39,300	Hong Leong Bank Bhd	161,617	0.1
122,100	IHH Healthcare Bhd	160,266	0.1
165,800	Inari Amertron Bhd	108,480	0.0
135,800	IOI Corp. Bhd	116,139	0.0
27,000	Kuala Lumpur Kepong Bhd	128,138	0.0
308,000	Malayan Banking Bhd	595,750	0.2
49,600	Malaysia Airports Holdings Bhd	79,454	0.0
139,900	Maxis Bhd	117,218	0.0
83,200	MISC Bhd	131,949	0.1
120,000 (2)	MR DIY Group M Bhd	37,867	0.0
4,200	Nestle Malaysia Bhd	107,491	0.0
159,300	Petronas Chemicals Group Bhd	248,157	0.1
17,500	Petronas Dagangan Bhd	83,177	0.0
43,600	Petronas Gas Bhd	165,101	0.1
34,400	PPB Group Bhd	108,403	0.0
209,600	Press Metal Aluminium Holdings Bhd	219,303	0.1
822,100	Public Bank Bhd	767,252	0.2
69,700	QL Resources Bhd	86,613	0.0
90,400	RHB Bank Bhd	107,199	0.0
153,300	Sime Darby Bhd	78,387	0.0
121,700	Sime Darby Plantation Bhd	117,979	0.0
62,900	Telekom Malaysia Bhd	75,935	0.0
145,600	Tenaga Nasional Bhd	318,101	0.1
		5,309,266	1.3
	Mexico: 2.7%
182,608	Alfa SAB de CV - Class A	146,142	0.0
1,056,207 (1)	America Movil SAB de CV	979,018	0.2
28,926	Arca Continental SAB de CV	316,294	0.1
41,878 (2)	Banco del Bajio SA	140,226	0.0
843,994 (1)	Cemex SAB de CV	656,567	0.2
28,808	Coca-Cola Femsa SAB de CV	273,524	0.1
164,840	Fibra Uno Administracion SA de CV	296,073	0.1
107,845	Fomento Economico Mexicano SAB de CV	1,406,475	0.4
10,368	Gruma SAB de CV - Class B	189,733	0.1
16,300	Grupo Aeroportuario del Centro Norte SAB de CV	172,388	0.0
21,989	Grupo Aeroportuario del Pacifico SAB de CV - Class B	385,691	0.1
10,999	Grupo Aeroportuario del Sureste SAB de CV - Class B	323,208	0.1
73,771	Grupo Bimbo SAB de CV	373,004	0.1
31,641	Grupo Carso SAB de CV	352,577	0.1

See Accompanying Notes to Financial Statements

43

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Mexico (continued)
144,769	Grupo Financiero Banorte SAB de CV - Class O	$1,458,688	0.4
102,512 (1)	Grupo Financiero Inbursa SAB de CV - Class O	280,775	0.1
174,498	Grupo Mexico SAB de CV	969,856	0.2
11,412 (1)	Industrias Penoles SAB de CV	166,472	0.0
82,649	Kimberly-Clark de Mexico SAB de CV - Class A	185,195	0.0
70,562	Operadora De Sites Mexicanos SAB de CV - Class 1	98,939	0.0
59,168	Orbia Advance Corp. SAB de CV	130,977	0.0
39,400	Prologis Property Mexico SA de CV	186,779	0.1
10,355	Promotora y Operadora de Infraestructura SAB de CV	111,752	0.0
290,879	Wal-Mart de Mexico SAB de CV	1,222,887	0.3
		10,823,240	2.7
	Netherlands: 0.0%
28,620	NEPI Rockcastle NV	197,731	0.0

	Peru: 0.2%
12,998	Cia de Minas Buenaventura SAA, ADR	198,089	0.1
3,860	Credicorp Ltd.	578,730	0.1
		776,819	0.2
	Philippines: 0.6%
96,690	Aboitiz Equity Ventures, Inc.	77,855	0.0
14,620	Ayala Corp.	179,761	0.0
373,700	Ayala Land, Inc.	232,295	0.1
111,255	Bank of the Philippine Islands	208,433	0.1
134,190	BDO Unibank, Inc.	316,141	0.1
57,190	International Container Terminal Services, Inc.	254,913	0.1
154,240	JG Summit Holdings, Inc.	106,262	0.0
25,100	Jollibee Foods Corp.	113,909	0.0
15,920	Manila Electric Co.	114,670	0.0
105,760	Metropolitan Bank & Trust Co.	97,962	0.0
4,460	PLDT, Inc.	102,997	0.0
13,770	SM Investments Corp.	216,745	0.1
569,200	SM Prime Holdings, Inc.	338,179	0.1
51,780	Universal Robina Corp.	110,428	0.0
		2,470,550	0.6
	Poland: 0.9%
29,871 (1)(2)	Allegro.eu SA	252,834	0.1
10,265	Bank Polska Kasa Opieki SA	396,878	0.1
761	Budimex SA	121,087	0.0
3,805 (3)	CD Projekt SA	111,243	0.0
13,601 (1)	Cyfrowy Polsat SA	42,624	0.0
2,751 (1)(2)	Dino Polska SA	322,102	0.1
7,885	KGHM Polska Miedz SA	245,963	0.1
61	L.P. SA	250,992	0.1
853 (1)	mBank SA	115,984	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Poland (continued)
49,345 (1)	PGE Polska Grupa Energetyczna SA	$108,858	0.0
31,912	Polski Koncern Naftowy ORLEN SA	531,335	0.1
49,482 (1)	Powszechna Kasa Oszczednosci Bank Polski SA	633,065	0.1
33,508	Powszechny Zaklad Ubezpieczen SA	402,489	0.1
2,069	Santander Bank Polska SA	257,650	0.1
		3,793,104	0.9
	Qatar: 0.9%
113,206	Barwa Real Estate Co.	89,498	0.0
182,097	Commercial Bank PSQC	297,577	0.1
106,457	Dukhan Bank	116,799	0.0
84,827	Industries Qatar QSC	300,099	0.1
323,785	Masraf Al Rayan QSC	230,500	0.1
266,408	Mesaieed Petrochemical Holding Co.	129,509	0.0
46,746	Ooredoo QPSC	139,943	0.0
24,765	Qatar Electricity & Water Co. QSC	123,009	0.0
34,976	Qatar Fuel QSC	156,905	0.1
145,863	Qatar Gas Transport Co. Ltd.	138,561	0.0
58,403	Qatar International Islamic Bank QSC	169,065	0.1
94,039	Qatar Islamic Bank SAQ	539,801	0.1
256,506	Qatar National Bank QPSC	1,130,194	0.3
		3,561,460	0.9
	Saudi Arabia: 4.1%
5,283	ACWA Power Co.	362,075	0.1
7,705	Advanced Petrochemical Co.	81,004	0.0
109,378	Al Rajhi Bank	2,536,040	0.6
55,458	Alinma Bank	572,673	0.2
13,711	Almarai Co. JSC	205,482	0.1
39,080	Arab National Bank	264,181	0.1
1,304	Arabian Internet & Communications Services Co.	120,315	0.0
27,383	Bank AlBilad	327,848	0.1
24,664 (1)	Bank Al-Jazira	122,918	0.0
32,884	Banque Saudi Fransi	350,616	0.1
4,524	Bupa Arabia for Cooperative Insurance Co.	257,204	0.1
4,033	Co. for Cooperative Insurance	140,241	0.0
2,016	Dallah Healthcare Co.	92,252	0.0
28,263 (1)	Dar Al Arkan Real Estate Development Co.	104,837	0.0
4,853	Dr Sulaiman Al Habib Medical Services Group Co.	367,300	0.1
1,343	Elm Co.	291,746	0.1
21,246	Etihad Etisalat Co.	279,881	0.1
34,731	Jarir Marketing Co.	144,826	0.0
26,772	Mobile Telecommunications Co. Saudi Arabia	100,805	0.0

See Accompanying Notes to Financial Statements

44

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Saudi Arabia (continued)
5,286	Mouwasat Medical Services Co.	$157,509	0.1
2,313	Nahdi Medical Co.	84,454	0.0
16,856 (1)	National Industrialization Co.	55,268	0.0
4,082	Power & Water Utility Co. for Jubail & Yanbu	68,202	0.0
24,295 (1)	Rabigh Refining & Petrochemical Co.	67,457	0.0
82,795	Riyad Bank	629,950	0.2
13,375	SABIC Agri-Nutrients Co.	492,637	0.1
21,388	Sahara International Petrochemical Co.	193,995	0.1
72,499 (1)	Saudi Arabian Mining Co.	851,635	0.2
146,617 (2)	Saudi Arabian Oil Co.	1,290,839	0.3
2,907	Saudi Aramco Base Oil Co.	109,621	0.0
56,917	Saudi Awwal Bank	570,333	0.2
50,267	Saudi Basic Industries Corp.	1,115,849	0.3
45,799	Saudi Electricity Co.	231,506	0.1
22,128	Saudi Industrial Investment Group	130,853	0.0
29,411	Saudi Investment Bank	124,644	0.0
43,885 (1)	Saudi Kayan Petrochemical Co.	127,025	0.0
163,940	Saudi National Bank	1,690,747	0.4
2,086 (1)	Saudi Research & Media Group	95,029	0.0
2,777	Saudi Tadawul Group Holding Co.	135,918	0.0
111,337	Saudi Telecom Co.	1,201,792	0.3
14,239	Savola Group	141,820	0.0
16,887	Yanbu National Petrochemical Co.	170,973	0.1
		16,460,300	4.1
	Singapore: 0.0%
12,500 (2)(3)	BOC Aviation Ltd.	95,675	0.0

	South Africa: 2.8%
46,729	Absa Group Ltd.	417,041	0.1
3,718	Anglo American Platinum Ltd.	195,147	0.0
21,039	Aspen Pharmacare Holdings Ltd.	234,693	0.1
19,127	Bid Corp. Ltd.	446,114	0.1
16,345	Bidvest Group Ltd.	225,430	0.1
4,844	Capitec Bank Holdings Ltd.	540,471	0.1
14,221	Clicks Group Ltd.	253,214	0.1
30,665	Discovery Ltd.	240,861	0.1
13,939	Exxaro Resources Ltd.	156,492	0.0
280,033	FirstRand Ltd.	1,123,489	0.3
49,935	Gold Fields Ltd.	757,735	0.2
31,683	Harmony Gold Mining Co. Ltd.	206,364	0.1
51,173	Impala Platinum Holdings Ltd.	254,124	0.1
2,450	JOYY, Inc., ADR	97,265	0.0
3,517	Kumba Iron Ore Ltd.	117,886	0.0
96,020	MTN Group Ltd.	606,276	0.1
10,413	Naspers Ltd. - Class N	1,782,394	0.4
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Africa (continued)
24,736	Nedbank Group Ltd.	$291,998	0.1
20,788	Northam Platinum Holdings Ltd.	159,588	0.0
233,718	Old Mutual Ltd.	166,864	0.0
45,276	OUTsurance Group Ltd.	103,844	0.0
116,059 (2)	Pepkor Holdings Ltd.	124,545	0.0
29,409	Remgro Ltd.	261,220	0.1
99,864	Sanlam Ltd.	397,436	0.1
31,868	Sasol Ltd.	321,156	0.1
28,731	Shoprite Holdings Ltd.	432,006	0.1
158,145	Sibanye Stillwater Ltd.	212,029	0.1
73,927	Standard Bank Group Ltd.	841,012	0.2
34,520	Vodacom Group Ltd.	200,034	0.0
53,278	Woolworths Holdings Ltd./ South Africa	210,287	0.1
		11,377,015	2.8
	South Korea: 12.0%
1,592	Amorepacific Corp.	178,589	0.1
5,991	Celltrion Healthcare Co. Ltd.	421,142	0.1
922 (1)	Celltrion Pharm, Inc.	65,777	0.0
6,175	Celltrion, Inc.	964,272	0.2
484	CJ CheilJedang Corp.	121,477	0.0
1,321 (1)	CosmoAM&T Co. Ltd.	149,794	0.0
3,276	Coway Co. Ltd.	144,896	0.0
2,498	DB Insurance Co. Ltd.	161,778	0.0
3,194	Doosan Bobcat, Inc.	124,417	0.0
25,660 (1)	Doosan Enerbility Co. Ltd.	315,263	0.1
2,748	Ecopro BM Co. Ltd.	609,455	0.2
1,122	Ecopro Co. Ltd.	559,066	0.1
839	F&F Co. Ltd.	57,914	0.0
2,603 (1)	GS Holdings Corp.	82,410	0.0
16,297	Hana Financial Group, Inc.	546,676	0.1
4,036	Hankook Tire & Technology Co. Ltd.	141,853	0.0
405 (1)	Hanmi Pharm Co. Ltd.	110,490	0.0
2,422	Hanmi Semiconductor Co. Ltd.	115,081	0.0
8,803	Hanon Systems	49,587	0.0
1,972	Hanwha Aerospace Co. Ltd.	190,240	0.1
3,160 (1)	Hanwha Ocean Co. Ltd.	61,321	0.0
6,230 (1)	Hanwha Solutions Corp.	189,354	0.1
2,503	HD Hyundai Co. Ltd.	122,685	0.0
1,300 (1)	HD Hyundai Heavy Industries Co. Ltd.	129,682	0.0
2,382 (1)	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	222,788	0.1
6,387 (1)	HLB, Inc.	250,231	0.1
13,721	HMM Co. Ltd.	208,165	0.1
1,877	Hotel Shilla Co. Ltd.	94,977	0.0
1,142 (1)	HYBE Co. Ltd.	206,210	0.1
4,615	Hyundai Engineering & Construction Co. Ltd.	124,575	0.0
1,096	Hyundai Glovis Co. Ltd.	162,399	0.1
1,442 (1)	Hyundai Mipo Dockyard Co. Ltd.	94,623	0.0
3,400	Hyundai Mobis Co. Ltd.	622,924	0.2
7,636	Hyundai Motor Co.	1,201,181	0.3

See Accompanying Notes to Financial Statements

45

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
5,144	Hyundai Steel Co.	$144,968	0.0
15,226	Industrial Bank of Korea	139,950	0.0
1,607	JYP Entertainment Corp.	125,852	0.0
17,217	Kakao Corp.	722,248	0.2
9,099	KakaoBank Corp.	200,357	0.1
1,511 (1)	Kakaopay Corp.	57,447	0.0
5,457	Kangwon Land, Inc.	67,624	0.0
21,314	KB Financial Group, Inc.	889,258	0.2
14,580	Kia Corp.	1,127,520	0.3
4,340	Korea Aerospace Industries Ltd.	168,011	0.1
14,245 (1)	Korea Electric Power Corp.	208,673	0.1
2,313	Korea Investment Holdings Co. Ltd.	109,552	0.0
481	Korea Zinc Co. Ltd.	185,152	0.1
11,175	Korean Air Lines Co. Ltd.	206,459	0.1
1,633 (1)	Krafton, Inc.	244,618	0.1
3,790 (1)	KT Corp.	101,055	0.0
5,765	KT&G Corp.	388,378	0.1
1,741 (1)	Kum Yang Co. Ltd.	146,035	0.0
949	Kumho Petrochemical Co. Ltd.	97,455	0.0
1,401	L&F Co. Ltd.	219,908	0.1
2,763	LG Chem Ltd.	1,062,715	0.3
5,341	LG Corp.	354,932	0.1
14,155 (1)	LG Display Co. Ltd.	139,366	0.0
5,929 (1)	LG Electronics, Inc.	466,244	0.1
2,618 (1)	LG Energy Solution Ltd.	863,981	0.2
502	LG H&H Co. Ltd.	137,892	0.0
853	LG Innotek Co. Ltd.	157,993	0.0
12,522	LG Uplus Corp.	99,309	0.0
1,080	Lotte Chemical Corp.	127,961	0.0
5,769	Meritz Financial Group, Inc.	263,940	0.1
12,700	Mirae Asset Securities Co. Ltd.	74,996	0.0
7,296 (1)	NAVER Corp.	1,262,357	0.3
785	NCSoft Corp.	146,003	0.0
1,415 (1)(2)	Netmarble Corp.	63,492	0.0
8,004	NH Investment & Securities Co. Ltd.	64,016	0.0
1,396	Orion Corp./Republic of Korea	125,277	0.0
1,626 (1)	Pearl Abyss Corp.	48,678	0.0
2,887	Posco DX Co. Ltd.	165,064	0.1
1,722	POSCO Future M Co. Ltd.	475,578	0.1
4,023	POSCO Holdings, Inc.	1,546,806	0.4
2,827	Posco International Corp.	135,901	0.0
997 (1)(2)	Samsung Biologics Co. Ltd.	586,515	0.2
4,694	Samsung C&T Corp.	470,848	0.1
3,167	Samsung Electro- Mechanics Co. Ltd.	375,216	0.1
267,869	Samsung Electronics Co. Ltd.	16,258,802	4.0
8,630 (1)	Samsung Engineering Co. Ltd.	193,323	0.1
1,713	Samsung Fire & Marine Insurance Co. Ltd.	349,000	0.1
37,069 (1)	Samsung Heavy Industries Co. Ltd.	222,204	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
4,462 (1)	Samsung Life Insurance Co. Ltd.	$238,714	0.1
3,081 (1)	Samsung SDI Co. Ltd.	1,121,764	0.3
2,181	Samsung SDS Co. Ltd.	286,820	0.1
3,601 (1)	Samsung Securities Co. Ltd.	107,275	0.0
24,275	Shinhan Financial Group Co. Ltd.	752,612	0.2
1,803 (1)	SK Biopharmaceuticals Co. Ltd.	140,006	0.0
1,553 (1)	SK Bioscience Co. Ltd.	86,514	0.0
30,606	SK Hynix, Inc.	3,340,277	0.8
1,585 (1)(2)	SK IE Technology Co. Ltd.	96,439	0.0
3,334 (1)	SK Innovation Co. Ltd.	360,798	0.1
5,620 (1)	SK Square Co. Ltd.	228,400	0.1
3,179	SK Telecom Co. Ltd.	123,504	0.0
2,095	SK, Inc.	288,375	0.1
1,120	SKC Co. Ltd.	78,318	0.0
2,432	S-Oil Corp.	130,958	0.0
34,425	Woori Financial Group, Inc.	346,488	0.1
3,077	Yuhan Corp.	164,056	0.1
		48,481,539	12.0
	Taiwan: 15.6%
29,000	Accton Technology Corp.	492,907	0.1
170,000	Acer, Inc.	297,460	0.1
26,595	Advantech Co. Ltd.	321,837	0.1
8,000	Airtac International Group	262,865	0.1
4,000	Alchip Technologies Ltd.	425,033	0.1
172,000	ASE Technology Holding Co. Ltd.	753,745	0.2
130,000	Asia Cement Corp.	175,560	0.0
40,000	Asustek Computer, Inc.	636,607	0.2
368,000	AUO Corp.	217,311	0.1
33,000	Catcher Technology Co. Ltd.	208,378	0.1
518,000	Cathay Financial Holding Co. Ltd.	771,720	0.2
85,200	Chailease Holding Co. Ltd.	535,375	0.1
316,225	Chang Hwa Commercial Bank Ltd.	184,334	0.1
111,000	Cheng Shin Rubber Industry Co. Ltd.	162,209	0.0
173,000	China Airlines Ltd.	121,811	0.0
917,000 (1)	China Development Financial Holding Corp.	374,753	0.1
672,000	China Steel Corp.	590,955	0.2
211,000	Chunghwa Telecom Co. Ltd.	825,530	0.2
235,000	Compal Electronics, Inc.	304,398	0.1
977,000	CTBC Financial Holding Co. Ltd.	901,580	0.2
109,000	Delta Electronics, Inc.	1,111,629	0.3
48,000	E Ink Holdings, Inc.	307,346	0.1
785,664	E.Sun Financial Holding Co. Ltd.	660,057	0.2
10,000	Eclat Textile Co. Ltd.	182,750	0.0
4,000	eMemory Technology, Inc.	318,057	0.1
153,000	Eva Airways Corp.	156,573	0.0

See Accompanying Notes to Financial Statements

46

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
59,000	Evergreen Marine Corp. Taiwan Ltd.	$275,432	0.1
163,000	Far Eastern New Century Corp.	165,628	0.0
99,000	Far EasTone Telecommunications Co. Ltd.	257,451	0.1
28,720	Feng TAY Enterprise Co. Ltd.	163,605	0.0
608,550	First Financial Holding Co. Ltd.	543,004	0.1
198,000	Formosa Chemicals & Fibre Corp.	401,719	0.1
63,000	Formosa Petrochemical Corp.	165,564	0.0
214,000	Formosa Plastics Corp.	552,007	0.1
424,400	Fubon Financial Holding Co. Ltd.	895,304	0.2
29,000	Gigabyte Technology Co. Ltd.	250,172	0.1
5,000	Global Unichip Corp.	282,621	0.1
13,000	Globalwafers Co. Ltd.	248,093	0.1
697,000	Hon Hai Precision Industry Co. Ltd.	2,371,359	0.6
17,420	Hotai Motor Co. Ltd.	401,907	0.1
500,000	Hua Nan Financial Holdings Co. Ltd.	363,866	0.1
487,800	Innolux Corp.	226,838	0.1
149,000	Inventec Corp.	255,155	0.1
6,000	Largan Precision Co. Ltd.	560,416	0.1
112,000	Lite-On Technology Corp.	425,284	0.1
85,000	MediaTek, Inc.	2,806,692	0.7
622,576	Mega Financial Holding Co. Ltd.	794,408	0.2
41,000	Micro-Star International Co. Ltd.	272,050	0.1
5,500	momo.com, Inc.	91,064	0.0
270,000	Nan Ya Plastics Corp.	584,673	0.1
13,000	Nan Ya Printed Circuit Board Corp.	106,303	0.0
68,000	Nanya Technology Corp.	172,574	0.0
10,000	Nien Made Enterprise Co. Ltd.	114,906	0.0
33,000	Novatek Microelectronics Corp.	555,036	0.1
113,000	Pegatron Corp.	321,083	0.1
13,000 (1)	PharmaEssentia Corp.	146,390	0.0
115,000	Pou Chen Corp.	115,722	0.0
179,000	Powerchip Semiconductor Manufacturing Corp.	171,504	0.0
33,000	President Chain Store Corp.	289,680	0.1
151,000	Quanta Computer, Inc.	1,099,344	0.3
28,000	Realtek Semiconductor Corp.	429,378	0.1
86,300	Ruentex Development Co. Ltd.	105,974	0.0
218,000	Shanghai Commercial & Savings Bank Ltd.	332,218	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Taiwan (continued)
764,000 (1)	Shin Kong Financial Holding Co. Ltd.	$220,142	0.1
607,380	SinoPac Financial Holdings Co. Ltd.	389,619	0.1
76,000	Synnex Technology International Corp.	173,738	0.0
647,390	Taishin Financial Holding Co. Ltd.	381,494	0.1
358,200	Taiwan Business Bank	159,738	0.0
375,000	Taiwan Cement Corp.	425,656	0.1
573,300	Taiwan Cooperative Financial Holding Co. Ltd.	498,613	0.1
107,000	Taiwan High Speed Rail Corp.	106,965	0.0
101,000	Taiwan Mobile Co. Ltd.	324,411	0.1
1,381,000	Taiwan Semiconductor Manufacturing Co. Ltd.	26,475,913	6.6
77,000	Unimicron Technology Corp.	439,939	0.1
272,000	Uni-President Enterprises Corp.	659,908	0.2
630,000	United Microelectronics Corp.	1,073,411	0.3
52,000	Vanguard International Semiconductor Corp.	137,840	0.0
4,000	Voltronic Power Technology Corp.	222,451	0.1
156,000	Walsin Lihwa Corp.	196,067	0.1
39,000	Wan Hai Lines Ltd.	69,772	0.0
179,522	Winbond Electronics Corp.	177,686	0.0
148,000	Wistron Corp.	473,467	0.1
5,000	Wiwynn Corp.	296,053	0.1
90,000	WPG Holdings Ltd.	239,105	0.1
19,000	Yageo Corp.	368,931	0.1
101,000	Yang Ming Marine Transport Corp.	168,580	0.0
572,040	Yuanta Financial Holding Co. Ltd.	513,925	0.1
40,000	Zhen Ding Technology Holding Ltd.	141,805	0.0
		62,950,433	15.6
	Thailand: 1.7%
67,700	Advanced Info Service PCL	430,193	0.1
241,900	Airports of Thailand PCL	423,111	0.1
341,100	Asset World Corp. PCL	35,498	0.0
617,300	Bangkok Dusit Medical Services PCL - Foreign - Class F	501,314	0.1
423,200	Bangkok Expressway & Metro PCL	98,497	0.0
488,800	Banpu PCL	97,163	0.0
43,200	Berli Jucker PCL	31,602	0.0
435,800	BTS Group Holdings PCL	92,449	0.0
34,400	Bumrungrad Hospital PCL - Foreign	223,516	0.1
114,600	Central Pattana PCL	234,630	0.1
97,800	Central Retail Corp. PCL	117,298	0.0
216,800	Charoen Pokphand Foods PCL	124,241	0.0
329,300	CP ALL PCL - Foreign	539,443	0.2

See Accompanying Notes to Financial Statements

47

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Thailand (continued)
121,000	CP Axtra PCL	$95,620	0.0
175,156	Delta Electronics Thailand PCL	450,243	0.1
93,400	Energy Absolute PCL	120,775	0.0
36,100	Global Power Synergy PCL - Class F	51,170	0.0
169,400	Gulf Energy Development PCL	220,479	0.1
356,700	Home Product Center PCL	122,123	0.0
90,100	Indorama Ventures PCL	71,834	0.0
58,000	Intouch Holdings PCL - Class F	121,384	0.0
34,200	Kasikornbank PCL	135,105	0.1
192,300	Krung Thai Bank PCL	103,547	0.0
56,100	Krungthai Card PCL	71,367	0.0
457,800	Land & Houses PCL - Foreign	109,219	0.0
182,600	Minor International PCL	157,588	0.1
40,400	Muangthai Capital PCL	53,101	0.0
57,200	Osotspa PCL	36,784	0.0
78,300	PTT Exploration & Production PCL - Foreign Shares	341,074	0.1
128,400	PTT Global Chemical PCL	144,503	0.1
161,700	PTT Oil & Retail Business PCL	90,346	0.0
553,100	PTT PCL - Foreign	578,225	0.2
47,800	SCB X PCL	148,296	0.1
78,800	SCG Packaging PCL	82,937	0.0
44,500	Siam Cement PCL - Foreign	398,502	0.1
67,900	Thai Oil PCL - Foreign	106,426	0.0
1,298,000	TMBThanachart Bank PCL	63,443	0.0
565,100	True Corp. PCL	83,477	0.0
		6,906,523	1.7
	Turkey: 0.6%
172,804	Akbank TAS	213,717	0.1
74,470	Aselsan Elektronik Sanayi Ve Ticaret AS	113,668	0.0
25,568	BIM Birlesik Magazalar AS	260,770	0.1
75,898 (1)	Eregli Demir ve Celik Fabrikalari TAS	105,508	0.0
4,157	Ford Otomotiv Sanayi AS	104,317	0.0
59,291	Haci Omer Sabanci Holding AS	121,376	0.0
55,308 (1)	Hektas Ticaret TAS	37,724	0.0
42,625	KOC Holding AS	204,666	0.1
55,699	Koza Altin Isletmeleri AS	36,914	0.0
2,451 (1)	Pegasus Hava Tasimaciligi AS	53,951	0.0
75,426 (1)	Sasa Polyester Sanayi AS	93,269	0.0
6,125	Tofas Turk Otomobil Fabrikasi AS	43,599	0.0
31,354 (1)	Turk Hava Yollari AO	242,921	0.1
66,031	Turkcell Iletisim Hizmetleri AS	125,704	0.0
201,167	Turkiye Is Bankasi AS - Class C, - Class C	158,950	0.1
54,103	Turkiye Petrol Rafinerileri AS	262,017	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Turkey (continued)
77,008	Turkiye Sise ve Cam Fabrikalari AS	$119,523	0.0
196,664	Yapi ve Kredi Bankasi AS	129,990	0.0
		2,428,584	0.6
	United Arab Emirates: 1.3%
169,679	Abu Dhabi Commercial Bank PJSC	424,111	0.1
82,307	Abu Dhabi Islamic Bank PJSC	226,791	0.1
186,231	Abu Dhabi National Oil Co. for Distribution PJSC	187,613	0.0
216,465	Aldar Properties PJSC	315,319	0.1
147,450	Americana Restaurants International PLC	125,660	0.0
175,962	Dubai Islamic Bank PJSC	274,046	0.1
372,959	Emaar Properties PJSC	804,294	0.2
107,707	Emirates NBD Bank PJSC	507,339	0.1
194,886	Emirates Telecommunications Group Co. PJSC	1,042,151	0.3
248,530	First Abu Dhabi Bank PJSC	944,654	0.2
220,058 (1)	Multiply Group PJSC	190,317	0.1
		5,042,295	1.3
	United Kingdom: 0.1%
23,822	Anglogold Ashanti PLC	457,421	0.1
7,192 (1)	Pepco Group NV	47,610	0.0
		505,031	0.1
	United States: 0.3%
39,200 (1)(3)	BeiGene Ltd.	546,589	0.1
4,157 (1)	Legend Biotech Corp., ADR	250,127	0.1
4,000	Parade Technologies Ltd.	155,921	0.0
4,905	Southern Copper Corp.	422,173	0.1
		1,374,810	0.3
	Total Common Stock (Cost $370,723,643)	386,280,590	95.9

PREFERRED STOCK: 2.4%
	Brazil: 1.6%
295,721	Banco Bradesco SA - Preference Shares	1,040,405	0.3
13,549	Centrais Eletricas Brasileiras SA	131,038	0.0
76,595	Cia Energetica de Minas Gerais	181,018	0.0
47,300	Cia Paranaense de Energia	100,879	0.0
65,287	Gerdau SA	319,339	0.1
269,183	Itau Unibanco Holding SA	1,882,441	0.5
306,719	Itausa SA	654,783	0.2
267,399	Petroleo Brasileiro SA	2,049,971	0.5
		6,359,874	1.6
	Chile: 0.1%
8,025	Sociedad Quimica y Minera de Chile SA	479,582	0.1

	Colombia: 0.0%
23,794	Bancolombia SA	183,704	0.0

	South Korea: 0.7%
1,345	Hyundai Motor Co.	118,297	0.0

See Accompanying Notes to Financial Statements

48

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	South Korea (continued)
2,000	Hyundai Motor Co. - Second Preference Shares	$177,085	0.1
435	LG Chem Ltd.	104,398	0.0
46,116	Samsung Electronics Co. Ltd.	2,222,169	0.6
		2,621,949	0.7
	Total Preferred Stock (Cost $7,903,359)	9,645,109	2.4

RIGHTS: 0.0%
	Brazil: 0.0%
185 (1)	Localiza Rent a Car SA	761	0.0

	Taiwan: 0.0%
12,654	Mega Financial Holding Co. Ltd.	2,569	0.0
	Total Rights (Cost $–)	3,330	0.0
	Total Long-Term Investments (Cost $378,627,002)	395,929,029	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.7%
	Repurchase Agreements: 1.9%
1,835,108 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $1,836,178, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $1,871,810, due 08/31/27-05/15/48)	1,835,108	0.5
1,835,108 (4)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $1,836,184, collateralized by various U.S. Government Securities, 0.000%-5.375%, Market Value plus accrued interest $1,871,811, due 01/25/24-11/15/51)	1,835,108	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,835,108 (4)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,836,180, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $1,871,810, due 01/18/24-08/15/36)	$1,835,108	0.4
337,842 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $338,039, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $344,599, due 04/30/24-05/15/53)	337,842	0.1
1,835,108 (4)	Mizuho Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,836,180, collateralized by various U.S. Government Securities, 0.375%-4.750%, Market Value plus accrued interest $1,871,810, due 12/31/23-02/15/33)	1,835,108	0.5
	Total Repurchase Agreements (Cost $7,678,274)	7,678,274	1.9
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.8%
7,233,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $7,233,000)	$7,233,000	1.8
	Total Short-Term Investments (Cost $14,911,274)	14,911,274	3.7
	Total Investments in Securities (Cost $393,538,276)	$410,840,303	102.0
	Liabilities in Excess of Other Assets	(8,035,284)	(2.0)
	Net Assets	$402,805,019	100.0

See Accompanying Notes to Financial Statements

49

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.

Sector Diversification	Percentage of Net Assets
Financials	21.9%
Information Technology	21.8
Consumer Discretionary	12.6
Communication Services	8.7
Materials	7.8
Industrials	6.5
Consumer Staples	5.9
Energy	5.0
Health Care	3.7
Utilities	2.7
Real Estate	1.6
Foreign Stock	0.1
Short-Term Investments	3.7
Liabilities in Excess of Other Assets	(2.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

50

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Brazil	$16,624,470	$—	$—	$16,624,470
Chile	1,508,362	—	—	1,508,362
China	5,710,313	88,152,558	—	93,862,871
Colombia	228,250	—	—	228,250
Czechia	385,521	233,236	—	618,757
Egypt	69,220	346,961	—	416,181
Greece	698,152	1,227,756	—	1,925,908
Hong Kong	175,296	5,417,329	—	5,592,625
Hungary	406,241	609,764	—	1,016,005
India	749,782	65,599,292	—	66,349,074
Indonesia	428,872	7,068,787	—	7,497,659
Ireland	4,907,384	—	—	4,907,384
Kuwait	—	2,972,255	—	2,972,255
Luxembourg	206,414	—	—	206,414
Malaysia	807,559	4,501,707	—	5,309,266
Mexico	10,823,240	—	—	10,823,240
Netherlands	197,731	—	—	197,731
Peru	776,819	—	—	776,819
Philippines	444,441	2,026,109	—	2,470,550
Poland	250,992	3,542,112	—	3,793,104
Qatar	1,506,395	2,055,065	—	3,561,460
Saudi Arabia	1,481,866	14,978,434	—	16,460,300
Singapore	—	95,675	—	95,675
South Africa	4,662,152	6,714,863	—	11,377,015
South Korea	—	48,481,539	—	48,481,539
Taiwan	—	62,950,433	—	62,950,433
Thailand	—	6,906,523	—	6,906,523
Turkey	511,596	1,916,988	—	2,428,584
United Arab Emirates	4,047,684	994,611	—	5,042,295
United Kingdom	—	505,031	—	505,031
United States	672,300	702,510	—	1,374,810
Total Common Stock	58,281,052	327,999,538	—	386,280,590
Preferred Stock	7,023,160	2,621,949	—	9,645,109
Rights	761	2,569	—	3,330
Short-Term Investments	7,233,000	7,678,274	—	14,911,274
Total Investments, at fair value	$72,537,973	$338,302,330	$—	$410,840,303
Other Financial Instruments+
Futures	301,086	—	—	301,086
Total Assets	$72,839,059	$338,302,330	$—	$411,141,389

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

51

Voya VACS Index Series EM Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series EM Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
MSCI Emerging Markets Index	172	03/15/24	$8,889,820	$301,086
			$8,889,820	$301,086

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$301,086
Total Asset Derivatives		$301,086

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(345,854)
Total	$(345,854)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$301,086
Total	$301,086

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $396,318,008.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$41,877,398
Gross Unrealized Depreciation	(26,719,767)
Net Unrealized Appreciation	$15,157,631

See Accompanying Notes to Financial Statements

52

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.4%
	Australia: 7.2%
22,238	Ampol Ltd.	$548,058	0.0
281,600	ANZ Group Holdings Ltd.	4,975,313	0.3
120,215	APA Group	699,596	0.0
54,908	Aristocrat Leisure Ltd.	1,525,537	0.1
18,140	ASX Ltd.	779,348	0.1
171,772	Aurizon Holdings Ltd.	444,706	0.0
474,948	BHP Group Ltd. - Class DI	16,226,406	1.0
42,513	BlueScope Steel Ltd.	677,762	0.0
130,209	Brambles Ltd.	1,206,892	0.1
33,553	CAR Group Ltd.	711,031	0.1
6,127	Cochlear Ltd.	1,246,512	0.1
125,409	Coles Group Ltd.	1,377,625	0.1
157,059	Commonwealth Bank of Australia	11,970,564	0.8
50,913	Computershare Ltd.	847,975	0.1
45,264	CSL Ltd.	8,824,171	0.6
100,370	Dexus	524,548	0.0
14,305	EBOS Group Ltd.	320,822	0.0
133,706	Endeavour Group Ltd./ Australia	474,830	0.0
158,677	Fortescue Metals Group Ltd.	3,128,687	0.2
160,160	Goodman Group	2,757,451	0.2
178,759	GPT Group	564,157	0.0
24,776 (1)	IDP Education Ltd.	337,973	0.0
63,601 (1)	IGO Ltd.	391,981	0.0
227,749	Insurance Australia Group Ltd.	880,334	0.1
208,558 (1)	Lottery Corp. Ltd.	688,156	0.0
34,403	Macquarie Group Ltd.	4,306,627	0.3
257,000	Medibank Pvt Ltd.	623,936	0.0
16,460 (1)	Mineral Resources Ltd.	784,049	0.1
368,223	Mirvac Group	523,844	0.0
293,187	National Australia Bank Ltd.	6,127,866	0.4
107,684	Northern Star Resources Ltd.	999,103	0.1
42,506	Orica Ltd.	462,051	0.0
161,424	Origin Energy Ltd.	931,528	0.1
267,891 (1)	Pilbara Minerals Ltd.	719,052	0.1
78,853 (2)	Qantas Airways Ltd.	288,840	0.0
139,982	QBE Insurance Group Ltd.	1,418,380	0.1
17,199	Ramsay Health Care Ltd.	616,966	0.0
4,932	REA Group Ltd.	608,161	0.0
21,099 (1)	Reece Ltd.	321,823	0.0
34,783	Rio Tinto Ltd.	3,220,828	0.2
304,321	Santos Ltd.	1,582,318	0.1
486,346	Scentre Group	990,399	0.1
33,242	SEEK Ltd.	604,772	0.0
42,228	Sonic Healthcare Ltd.	922,712	0.1
424,172	South32 Ltd. - Class DI	959,324	0.1
222,768	Stockland	675,573	0.0
119,025	Suncorp Group Ltd.	1,127,091	0.1
378,933	Telstra Group Ltd.	1,023,983	0.1
289,330	Transurban Group	2,703,608	0.2
74,796	Treasury Wine Estates Ltd.	550,311	0.0
361,091	Vicinity Ltd.	501,596	0.0
21,895	Washington H Soul Pattinson & Co. Ltd.	489,128	0.0
106,306	Wesfarmers Ltd.	4,134,124	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Australia (continued)
328,805	Westpac Banking Corp.	$5,130,172	0.3
15,616	WiseTech Global Ltd.	800,390	0.1
177,916	Woodside Energy Group Ltd. (WDS)	3,756,983	0.2
114,464	Woolworths Group Ltd.	2,903,944	0.2
		112,939,917	7.2
	Austria: 0.2%
32,218	Erste Group Bank AG	1,304,985	0.1
13,743	OMV AG	602,942	0.1
6,354	Verbund AG	588,833	0.0
10,830	voestalpine AG	340,992	0.0
		2,837,752	0.2
	Belgium: 0.8%
14,971	Ageas SA	650,796	0.1
81,389	Anheuser-Busch InBev SA	5,253,494	0.3
2,005 (1)	D’ieteren Group	392,202	0.0
2,744	Elia Group SA	343,479	0.0
8,248 (1)	Groupe Bruxelles Lambert NV	649,552	0.1
23,454	KBC Group NV	1,522,146	0.1
38 (1)	Lotus Bakeries NV	345,249	0.0
1,438 (1)	Sofina SA	358,530	0.0
6,945 (2)	Syensqo SA	722,684	0.1
11,847	UCB SA	1,032,720	0.1
19,545 (1)	Umicore SA	537,623	0.0
16,449	Warehouses De Pauw CVA	517,783	0.0
		12,326,258	0.8
	Chile: 0.1%
36,950	Antofagasta PLC	790,063	0.1

	Denmark: 3.2%
283	AP Moller - Maersk A/S - Class A	502,691	0.0
453	AP Moller - Maersk A/S - Class B	815,411	0.0
9,227	Carlsberg AS - Class B	1,157,842	0.1
9,884 (1)	Chr Hansen Holding A/S	828,944	0.1
12,802 (1)	Coloplast A/S - Class B	1,462,835	0.1
64,630	Danske Bank A/S	1,727,644	0.1
9,404 (2)	Demant A/S	412,461	0.0
17,443 (1)	DSV A/S	3,064,853	0.2
6,191 (2)	Genmab A/S	1,974,019	0.1
305,782 (1)	Novo Nordisk A/S - Class B	31,688,551	2.0
19,165 (1)	Novozymes A/S - Class B	1,053,565	0.1
17,726 (1)(3)	Orsted AS	982,669	0.1
7,922	Pandora A/S	1,095,257	0.1
858	Rockwool A/S - Class B	251,027	0.0
32,717	Tryg A/S	711,995	0.0
94,626 (2)	Vestas Wind Systems A/S	2,994,130	0.2
		50,723,894	3.2
	Finland: 1.0%
13,328	Elisa Oyj	616,051	0.0
41,866 (1)	Fortum Oyj	604,717	0.0
25,488	Kesko Oyj - Class B	505,265	0.0
31,848	Kone Oyj - Class B	1,593,070	0.1
62,059 (1)	Metso Oyj	630,015	0.1
39,642	Neste Oyj	1,409,263	0.1
506,663	Nokia Oyj	1,725,657	0.1
300,621	Nordea Bank Abp	3,732,029	0.2

See Accompanying Notes to Financial Statements

53

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Finland (continued)
10,048	Orion Oyj - Class B	$435,393	0.0
42,300	Sampo Oyj - Class A	1,853,257	0.1
54,513 (1)	Stora Enso Oyj - Class R	755,307	0.1
50,012	UPM-Kymmene Oyj	1,886,484	0.1
44,175 (1)	Wartsila Oyj Abp	642,012	0.1
		16,388,520	1.0
	France: 11.5%
18,616	Accor SA	712,546	0.1
3,245 (1)	Aeroports de Paris	421,055	0.0
49,075	Air Liquide SA	9,554,658	0.6
55,546	Airbus SE	8,581,194	0.6
27,006 (1)	Alstom SA	364,182	0.0
5,753 (1)(3)	Amundi SA	392,409	0.0
5,602	Arkema SA	638,167	0.0
169,039	AXA SA	5,520,203	0.4
3,866	BioMerieux	430,128	0.0
98,430	BNP Paribas SA	6,835,527	0.4
68,850 (1)	Bollore SE	430,850	0.0
17,873	Bouygues SA	674,333	0.0
27,636	Bureau Veritas SA	699,182	0.1
14,638	Capgemini SE	3,059,213	0.2
53,971	Carrefour SA	988,458	0.1
42,707	Cie de Saint-Gobain	3,149,520	0.2
63,568	Cie Generale des Etablissements Michelin SCA	2,283,774	0.2
4,713	Covivio SA/France	253,603	0.0
100,116	Credit Agricole SA	1,423,312	0.1
60,333	Danone SA	3,914,310	0.3
1,925	Dassault Aviation SA	381,400	0.0
62,614	Dassault Systemes SE	3,064,781	0.2
23,387	Edenred	1,399,586	0.1
6,887	Eiffage SA	739,322	0.1
171,142	Engie SA	3,014,883	0.2
27,627	EssilorLuxottica SA	5,547,456	0.4
4,066	Eurazeo SE	323,304	0.0
4,290	Gecina SA	522,260	0.0
33,498	Getlink SE	613,510	0.0
2,968	Hermes International	6,308,517	0.4
3,520	Ipsen SA	419,897	0.0
6,975	Kering SA	3,089,211	0.2
20,077	Klepierre SA	548,114	0.0
9,803 (3)	La Francaise des Jeux SAEM	356,091	0.0
24,899	Legrand SA	2,592,884	0.2
22,601	L’Oreal SA	11,266,592	0.7
25,873	LVMH Moet Hennessy Louis Vuitton SE	21,022,730	1.3
174,476	Orange SA	1,988,612	0.1
19,162	Pernod Ricard SA	3,386,336	0.2
21,446	Publicis Groupe SA	1,992,584	0.1
2,160	Remy Cointreau SA	275,518	0.0
18,011	Renault SA	736,647	0.1
32,028	Safran SA	5,646,858	0.4
106,659	Sanofi	10,598,977	0.7
2,581	Sartorius Stedim Biotech	684,435	0.0
50,992	Schneider Electric SE	10,264,982	0.7
2,324	SEB SA	291,024	0.0
69,216	Societe Generale SA	1,841,511	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	France (continued)
8,290	Sodexo SA	$912,631	0.1
64,041	STMicroelectronics NV	3,212,225	0.2
5,578	Teleperformance	816,658	0.1
9,848	Thales SA	1,458,218	0.1
214,730	TotalEnergies SE	14,601,400	0.9
11,074 (1)(2)	Unibail-Rodamco-Westfield	819,070	0.1
63,681	Veolia Environnement SA	2,012,740	0.1
47,571	Vinci SA	5,986,573	0.4
63,191	Vivendi SE	676,457	0.0
22,418 (2)(3)	Worldline SA/France	389,848	0.0
		180,130,466	11.5
	Germany: 7.8%
15,180	adidas AG	3,084,673	0.2
37,791	Allianz SE	10,099,295	0.7
83,631	BASF SE	4,503,275	0.3
92,055	Bayer AG	3,415,595	0.2
29,880	Bayerische Motoren Werke AG	3,324,790	0.2
7,643	Bechtle AG	382,818	0.0
9,445	Beiersdorf AG	1,414,431	0.1
13,029	Brenntag SE	1,197,460	0.1
3,756	Carl Zeiss Meditec AG - Class BR	408,856	0.0
99,338	Commerzbank AG	1,180,709	0.1
10,307	Continental AG	875,386	0.1
18,125 (2)(3)	Covestro AG	1,056,176	0.1
50,123 (2)	Daimler Truck Holding AG	1,882,820	0.1
16,485 (2)(3)	Delivery Hero SE	453,715	0.0
181,615	Deutsche Bank AG	2,479,238	0.2
17,803	Deutsche Boerse AG	3,666,250	0.2
55,781 (2)	Deutsche Lufthansa AG	495,906	0.0
92,881	Deutsche Post AG, Reg	4,597,235	0.3
303,705	Deutsche Telekom AG, Reg	7,302,056	0.5
210,371	E.ON SE	2,826,342	0.2
21,832	Evonik Industries AG	446,004	0.0
19,245	Fresenius Medical Care AG & Co. KGaA	804,598	0.1
39,582	Fresenius SE & Co. KGaA	1,226,863	0.1
15,340	GEA Group AG	637,747	0.0
5,650	Hannover Rueck SE	1,350,934	0.1
13,084	Heidelberg Materials AG	1,169,552	0.1
14,480 (2)	HelloFresh SE	228,299	0.0
9,737	Henkel AG & Co. KGaA	698,615	0.1
122,367	Infineon Technologies AG	5,110,355	0.3
6,769	Knorr-Bremse AG	437,178	0.0
6,916 (2)	LEG Immobilien SE	605,215	0.0
75,184	Mercedes-Benz Group AG	5,187,524	0.3
12,110	Merck KGaA	1,928,084	0.1
5,043	MTU Aero Engines AG	1,086,491	0.1
12,787	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,304,213	0.3
5,389	Nemetschek SE	465,257	0.0
9,893	Puma SE	550,342	0.0
477	Rational AG	368,079	0.0
4,082	Rheinmetall AG	1,294,548	0.1
59,244	RWE AG	2,696,361	0.2
97,846	SAP SE	15,060,582	1.0

See Accompanying Notes to Financial Statements

54

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Germany (continued)
6,999 (3)	Scout24 SE	$494,907	0.0
71,213	Siemens AG, Reg	13,360,194	0.9
48,484 (2)	Siemens Energy AG	640,776	0.1
26,424 (3)	Siemens Healthineers AG	1,534,138	0.1
12,442	Symrise AG	1,367,318	0.1
6,049	Talanx AG	432,292	0.0
2,754	Volkswagen AG	360,374	0.0
68,700	Vonovia SE	2,158,667	0.1
1,703	Wacker Chemie AG	214,713	0.0
20,911 (2)(3)	Zalando SE	495,057	0.0
		122,362,303	7.8
	Hong Kong: 2.3%
1,075,600	AIA Group Ltd.	9,360,820	0.6
346,500	BOC Hong Kong Holdings Ltd.	941,276	0.1
160,700 (3)	Budweiser Brewing Co. APAC Ltd.	301,264	0.0
184,500	CK Asset Holdings Ltd.	926,023	0.1
251,000	CK Hutchison Holdings Ltd.	1,348,523	0.1
56,000	CK Infrastructure Holdings Ltd.	309,915	0.0
3,000	CK Infrastructure Holdings Ltd.	16,603	0.0
154,000	CLP Holdings Ltd.	1,272,366	0.1
204,400 (1)(3)	ESR Group Ltd.	282,676	0.0
5,155 (2)	Futu Holdings Ltd., ADR	281,618	0.0
205,000	Galaxy Entertainment Group Ltd.	1,148,178	0.1
168,000	Hang Lung Properties Ltd.	233,572	0.0
71,700	Hang Seng Bank Ltd.	837,130	0.1
136,000	Henderson Land Development Co. Ltd.	418,803	0.0
354,000	HKT Trust & HKT Ltd. - Stapled Security	422,651	0.0
1,049,000 (1)	Hong Kong & China Gas Co. Ltd.	804,356	0.1
112,900	Hong Kong Exchanges & Clearing Ltd.	3,872,499	0.3
103,300	Hongkong Land Holdings Ltd.	359,283	0.0
14,900	Jardine Matheson Holdings Ltd.	633,250	0.1
240,100	Link REIT	1,348,175	0.1
145,000 (1)	MTR Corp. Ltd.	562,795	0.0
141,000	New World Development Co. Ltd.	218,623	0.0
129,500	Power Assets Holdings Ltd.	750,802	0.1
257,980	Prudential PLC	2,910,706	0.2
344,000	Sino Land Co. Ltd.	374,094	0.0
125,000	SITC International Holdings Co. Ltd.	215,754	0.0
136,000	Sun Hung Kai Properties Ltd.	1,471,706	0.1
40,000	Swire Pacific Ltd. - Class A	338,786	0.0
109,200	Swire Properties Ltd.	221,049	0.0
129,000	Techtronic Industries Co. Ltd.	1,537,047	0.1
778,000 (3)	WH Group Ltd.	502,432	0.0
100,000	Wharf Holdings Ltd.	322,145	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
156,000 (1)	Wharf Real Estate Investment Co. Ltd.	$527,355	0.0
158,000 (1)	Xinyi Glass Holdings Ltd.	177,463	0.0
		35,249,738	2.3
	Ireland: 1.3%
18,760 (2)	AerCap Holdings NV	1,394,243	0.1
147,229	AIB Group PLC	630,545	0.0
99,008	Bank of Ireland Group PLC	898,838	0.1
61,162	CRH PLC	4,229,964	0.3
5,133	CRH PLC	353,249	0.0
9,255	DCC PLC	680,992	0.0
86,186	Experian PLC	3,515,983	0.2
16,554 (2)	Flutter Entertainment PLC - Class DI	2,921,635	0.2
41,240 (2)	James Hardie Industries PLC	1,590,045	0.1
14,937	Kerry Group PLC - Class A	1,296,519	0.1
14,495	Kingspan Group PLC	1,252,732	0.1
24,396	Smurfit Kappa Group PLC	967,068	0.1
		19,731,813	1.3
	Israel: 0.7%
3,960	Azrieli Group Ltd.	256,136	0.0
119,039	Bank Hapoalim BM	1,069,396	0.1
143,233	Bank Leumi Le-Israel BM	1,152,714	0.1
8,770 (2)	Check Point Software Technologies Ltd.	1,339,968	0.1
3,913 (2)	CyberArk Software Ltd.	857,143	0.1
2,498	Elbit Systems Ltd.	529,803	0.0
8,430 (2)	Global-e Online Ltd.	334,081	0.0
72,192	ICL Group Ltd.	362,956	0.0
115,436	Israel Discount Bank Ltd. - Class A	577,979	0.0
14,411	Mizrahi Tefahot Bank Ltd.	557,878	0.0
2,488 (2)	Monday.com Ltd.	467,271	0.0
5,934 (2)	Nice Ltd.	1,180,147	0.1
105,027 (2)	Teva Pharmaceutical Industries Ltd., ADR	1,096,482	0.1
5,088 (2)	Wix.com Ltd.	625,926	0.1
		10,407,880	0.7
	Italy: 2.2%
11,619 (1)	Amplifon SpA	402,605	0.0
94,969	Assicurazioni Generali SpA	2,006,455	0.1
113,580	Banco BPM SpA	601,853	0.0
48,780	Davide Campari-Milano NV	550,858	0.0
2,088 (1)	DiaSorin SpA	215,196	0.0
762,106	Enel SpA	5,669,915	0.4
221,431	Eni SpA	3,755,771	0.2
11,811	Ferrari NV	3,987,465	0.3
57,217	FinecoBank Banca Fineco SpA	860,780	0.1
31,362 (1)(3)	Infrastrutture Wireless Italiane SpA	397,071	0.0
1,456,155	Intesa Sanpaolo SpA	4,261,276	0.3
37,921	Leonardo SpA	626,572	0.0
51,514	Mediobanca Banca di Credito Finanziario SpA	638,348	0.1
19,300 (1)	Moncler SpA	1,188,286	0.1
55,110 (1)(2)(3)	Nexi SpA	451,516	0.0
48,754 (3)	Poste Italiane SpA	554,173	0.0

See Accompanying Notes to Financial Statements

55

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
24,607	Prysmian SpA	$1,121,709	0.1
9,758	Recordati Industria Chimica e Farmaceutica SpA	526,177	0.0
188,950	Snam SpA	972,131	0.1
929,842 (1)(2)	Telecom Italia SpA/Milano	301,995	0.0
131,837 (1)	Terna - Rete Elettrica Nazionale	1,099,869	0.1
150,503	UniCredit SpA	4,098,142	0.3
		34,288,163	2.2
	Japan: 21.7%
71,800	Advantest Corp.	2,419,341	0.2
61,300	Aeon Co. Ltd.	1,367,878	0.1
18,100 (1)	AGC, Inc.	670,866	0.1
13,800	Aisin Corp.	481,085	0.0
41,500	Ajinomoto Co., Inc.	1,597,494	0.1
14,900 (1)(2)	ANA Holdings, Inc.	322,817	0.0
45,100	Asahi Group Holdings Ltd.	1,679,361	0.1
20,300	Asahi Intecc Co. Ltd.	411,661	0.0
117,600	Asahi Kasei Corp.	867,928	0.1
169,600	Astellas Pharma, Inc.	2,017,099	0.1
10,700	Azbil Corp.	352,908	0.0
56,200	Bandai Namco Holdings, Inc.	1,123,901	0.1
12,300	BayCurrent Consulting, Inc.	430,574	0.0
53,500	Bridgestone Corp.	2,209,624	0.1
21,600	Brother Industries Ltd.	343,980	0.0
93,700 (1)	Canon, Inc.	2,403,754	0.2
16,200	Capcom Co. Ltd.	522,786	0.0
67,600	Central Japan Railway Co.	1,715,707	0.1
49,500	Chiba Bank Ltd.	356,628	0.0
60,400	Chubu Electric Power Co., Inc.	779,846	0.1
62,900	Chugai Pharmaceutical Co. Ltd.	2,376,259	0.2
98,900	Concordia Financial Group Ltd.	450,803	0.0
19,200	Dai Nippon Printing Co. Ltd.	566,995	0.0
28,400	Daifuku Co. Ltd.	572,657	0.0
88,100	Dai-ichi Life Holdings, Inc.	1,868,859	0.1
173,300	Daiichi Sankyo Co. Ltd.	4,744,387	0.3
24,700	Daikin Industries Ltd.	4,006,833	0.3
5,800	Daito Trust Construction Co. Ltd.	671,329	0.1
55,600	Daiwa House Industry Co. Ltd.	1,680,810	0.1
217	Daiwa House REIT Investment Corp.	386,954	0.0
125,000	Daiwa Securities Group, Inc.	839,023	0.1
177,200	Denso Corp.	2,660,188	0.2
18,900 (1)	Dentsu Group, Inc.	483,904	0.0
8,700	Disco Corp.	2,148,611	0.1
28,300	East Japan Railway Co.	1,629,026	0.1
23,600	Eisai Co. Ltd.	1,175,072	0.1
270,000	ENEOS Holdings, Inc.	1,070,884	0.1
89,300	FANUC Corp.	2,620,877	0.2
16,400	Fast Retailing Co. Ltd.	4,055,374	0.3
11,900	Fuji Electric Co. Ltd.	510,057	0.0
35,000	FUJIFILM Holdings Corp.	2,097,542	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
16,500	Fujitsu Ltd.	$2,483,146	0.2
437	GLP J-Reit	435,007	0.0
13,100	Hamamatsu Photonics KK	537,463	0.0
21,400	Hankyu Hanshin Holdings, Inc.	680,089	0.1
1,900	Hikari Tsushin, Inc.	314,011	0.0
2,900	Hirose Electric Co. Ltd.	327,521	0.0
10,000	Hitachi Construction Machinery Co. Ltd.	263,238	0.0
86,900	Hitachi Ltd.	6,250,694	0.4
432,800	Honda Motor Co. Ltd.	4,464,426	0.3
10,200	Hoshizaki Corp.	372,610	0.0
33,200	Hoya Corp.	4,134,703	0.3
35,800 (1)	Hulic Co. Ltd.	373,971	0.0
10,600	Ibiden Co. Ltd.	584,757	0.0
90,500	Idemitsu Kosan Co. Ltd.	491,457	0.0
14,800	Iida Group Holdings Co. Ltd.	221,059	0.0
91,000 (1)	Inpex Corp.	1,217,739	0.1
54,600	Isuzu Motors Ltd.	699,954	0.1
111,400	ITOCHU Corp.	4,538,419	0.3
13,500	Japan Airlines Co. Ltd.	265,208	0.0
47,100	Japan Exchange Group, Inc.	994,069	0.1
652	Japan Metropolitan Fund Invest	470,615	0.0
135,600	Japan Post Bank Co. Ltd.	1,379,992	0.1
194,600	Japan Post Holdings Co. Ltd.	1,737,285	0.1
17,900	Japan Post Insurance Co. Ltd.	317,736	0.0
120	Japan Real Estate Investment Corp.	496,435	0.0
112,400 (1)	Japan Tobacco, Inc.	2,902,755	0.2
53,900	JFE Holdings, Inc.	833,898	0.1
16,600	JSR Corp.	472,341	0.0
39,500	Kajima Corp.	658,631	0.0
66,000	Kansai Electric Power Co., Inc.	875,958	0.1
43,700	Kao Corp.	1,796,316	0.1
12,900	Kawasaki Kisen Kaisha Ltd.	552,074	0.0
140,200	KDDI Corp.	4,446,934	0.3
12,100	Keisei Electric Railway Co. Ltd.	571,007	0.0
387	Kenedix Office Investment Corp.	440,806	0.0
18,300	Keyence Corp.	8,040,224	0.5
12,700	Kikkoman Corp.	776,057	0.1
16,900	Kintetsu Group Holdings Co. Ltd.	535,460	0.0
72,800 (1)	Kirin Holdings Co. Ltd.	1,065,801	0.1
14,100	Kobe Bussan Co. Ltd.	416,524	0.0
11,000	Koei Tecmo Holdings Co. Ltd.	125,312	0.0
18,100	Koito Manufacturing Co. Ltd.	281,252	0.0
86,700	Komatsu Ltd.	2,256,223	0.2
9,400	Konami Group Corp.	491,039	0.0
3,100	Kose Corp.	231,710	0.0
94,500 (1)	Kubota Corp.	1,418,256	0.1

See Accompanying Notes to Financial Statements

56

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
120,400	Kyocera Corp.	$1,753,032	0.1
25,200	Kyowa Kirin Co. Ltd.	422,829	0.0
7,100	Lasertec Corp.	1,863,939	0.1
41,200	M3, Inc.	679,895	0.1
20,900	Makita Corp.	574,862	0.0
134,700	Marubeni Corp.	2,120,790	0.1
32,200	MatsukiyoCocokara & Co.	569,101	0.0
53,100	Mazda Motor Corp.	567,590	0.0
8,100 (1)	McDonald’s Holdings Co. Japan Ltd.	350,869	0.0
21,900	MEIJI Holdings Co. Ltd.	520,204	0.0
33,900	MINEBEA MITSUMI, Inc.	693,866	0.1
26,600	MISUMI Group, Inc.	449,108	0.0
120,000	Mitsubishi Chemical Group Corp.	733,574	0.1
323,400	Mitsubishi Corp.	5,151,525	0.3
181,100	Mitsubishi Electric Corp.	2,561,494	0.2
105,500	Mitsubishi Estate Co. Ltd.	1,446,202	0.1
75,300	Mitsubishi HC Capital, Inc.	504,495	0.0
30,000	Mitsubishi Heavy Industries Ltd.	1,746,724	0.1
1,070,000	Mitsubishi UFJ Financial Group, Inc.	9,182,886	0.6
121,300	Mitsui & Co. Ltd.	4,544,378	0.3
16,000	Mitsui Chemicals, Inc.	473,152	0.0
83,400	Mitsui Fudosan Co. Ltd.	2,039,105	0.1
32,200	Mitsui OSK Lines Ltd.	1,029,443	0.1
226,000	Mizuho Financial Group, Inc.	3,855,066	0.3
23,400	MonotaRO Co. Ltd.	254,622	0.0
40,200	MS&AD Insurance Group Holdings, Inc.	1,580,617	0.1
161,500	Murata Manufacturing Co. Ltd.	3,412,816	0.2
23,000	NEC Corp.	1,358,982	0.1
32,100	Nexon Co. Ltd.	583,870	0.0
39,100	NIDEC Corp.	1,576,009	0.1
97,400	Nintendo Co. Ltd.	5,068,101	0.3
143 (1)	Nippon Building Fund, Inc.	619,031	0.0
6,800	Nippon Express Holdings, Inc.	385,832	0.0
88,800	Nippon Paint Holdings Co. Ltd.	716,291	0.1
212	Nippon Prologis REIT, Inc.	407,630	0.0
16,200	Nippon Sanso Holdings Corp.	432,582	0.0
80,100	Nippon Steel Corp.	1,829,787	0.1
2,799,900	Nippon Telegraph & Telephone Corp.	3,418,914	0.2
45,400	Nippon Yusen KK	1,402,112	0.1
11,800	Nissan Chemical Corp.	459,476	0.0
217,500	Nissan Motor Co. Ltd.	850,409	0.1
18,900	Nissin Foods Holdings Co. Ltd.	659,985	0.0
7,500	Nitori Holdings Co. Ltd.	1,007,074	0.1
13,500	Nitto Denko Corp.	1,007,440	0.1
281,600	Nomura Holdings, Inc.	1,268,206	0.1
10,200	Nomura Real Estate Holdings, Inc.	267,653	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
396	Nomura Real Estate Master Fund, Inc.	$463,136	0.0
36,200	Nomura Research Institute Ltd.	1,051,347	0.1
59,100	NTT Data Group Corp.	835,417	0.1
60,600	Obayashi Corp.	523,488	0.0
6,600	Obic Co. Ltd.	1,135,563	0.1
29,200	Odakyu Electric Railway Co. Ltd.	444,651	0.0
80,500	Oji Holdings Corp.	309,435	0.0
112,700	Olympus Corp.	1,626,743	0.1
16,400	Omron Corp.	763,140	0.1
36,400	Ono Pharmaceutical Co. Ltd.	647,538	0.0
7,300	Open House Group Co. Ltd.	215,928	0.0
3,600	Oracle Corp. Japan	277,125	0.0
102,200	Oriental Land Co. Ltd./ Japan	3,798,600	0.3
109,900	ORIX Corp.	2,064,052	0.1
35,100	Osaka Gas Co. Ltd.	732,694	0.1
10,700	Otsuka Corp.	440,358	0.0
39,200	Otsuka Holdings Co. Ltd.	1,465,963	0.1
35,700	Pan Pacific International Holdings Corp.	849,820	0.1
207,000	Panasonic Holdings Corp.	2,038,449	0.1
140,300 (1)(2)	Rakuten Group, Inc.	625,502	0.0
135,100	Recruit Holdings Co. Ltd.	5,648,684	0.4
137,600 (2)	Renesas Electronics Corp.	2,460,421	0.2
199,700	Resona Holdings, Inc.	1,012,346	0.1
51,200	Ricoh Co. Ltd.	392,117	0.0
30,900	Rohm Co. Ltd.	589,904	0.0
23,100	SBI Holdings, Inc.	518,441	0.0
14,600	SCSK Corp.	289,057	0.0
19,700	Secom Co. Ltd.	1,417,223	0.1
26,900	Seiko Epson Corp.	401,642	0.0
35,900	Sekisui Chemical Co. Ltd.	516,348	0.0
55,900	Sekisui House Ltd.	1,239,092	0.1
70,600	Seven & i Holdings Co. Ltd.	2,792,199	0.2
29,900	SG Holdings Co. Ltd.	428,643	0.0
24,300 (2)	Sharp Corp./Japan	172,955	0.0
22,100	Shimadzu Corp.	616,215	0.0
7,200	Shimano, Inc.	1,109,118	0.1
48,800	Shimizu Corp.	323,706	0.0
170,700	Shin-Etsu Chemical Co. Ltd.	7,139,214	0.5
24,500	Shionogi & Co. Ltd.	1,179,136	0.1
37,500	Shiseido Co. Ltd.	1,130,339	0.1
43,700	Shizuoka Financial Group, Inc.	369,526	0.0
5,400	SMC Corp.	2,888,655	0.2
269,400	SoftBank Corp.	3,357,190	0.2
96,400	SoftBank Group Corp.	4,254,948	0.3
27,700	Sompo Holdings, Inc.	1,355,316	0.1
118,200	Sony Group Corp.	11,185,611	0.7
8,000	Square Enix Holdings Co. Ltd.	286,800	0.0
57,700	Subaru Corp.	1,052,414	0.1
32,700	SUMCO Corp.	489,165	0.0
131,300	Sumitomo Chemical Co. Ltd.	319,155	0.0

See Accompanying Notes to Financial Statements

57

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Japan (continued)
97,600	Sumitomo Corp.	$2,123,938	0.1
67,000	Sumitomo Electric Industries Ltd.	850,136	0.1
23,100	Sumitomo Metal Mining Co. Ltd.	686,021	0.1
119,100	Sumitomo Mitsui Financial Group, Inc.	5,795,387	0.4
61,400	Sumitomo Mitsui Trust Holdings, Inc.	1,175,926	0.1
26,700	Sumitomo Realty & Development Co. Ltd.	791,228	0.1
13,000	Suntory Beverage & Food Ltd.	427,439	0.0
34,500	Suzuki Motor Corp.	1,470,271	0.1
15,700	Sysmex Corp.	872,771	0.1
46,900	T&D Holdings, Inc.	744,559	0.1
15,900	Taisei Corp.	542,951	0.0
148,300	Takeda Pharmaceutical Co. Ltd.	4,252,954	0.3
36,400	TDK Corp.	1,726,247	0.1
63,100	Terumo Corp.	2,063,434	0.1
20,500	TIS, Inc.	450,575	0.0
17,600	Tobu Railway Co. Ltd.	472,196	0.0
10,500	Toho Co. Ltd./Tokyo	354,483	0.0
168,900	Tokio Marine Holdings, Inc.	4,205,778	0.3
142,500 (2)	Tokyo Electric Power Co. Holdings, Inc.	745,720	0.1
44,200	Tokyo Electron Ltd.	7,856,102	0.5
34,600	Tokyo Gas Co. Ltd.	793,678	0.1
46,800	Tokyu Corp.	570,636	0.0
23,000	TOPPAN Holdings, Inc.	640,542	0.0
129,900	Toray Industries, Inc.	672,885	0.1
24,300	Tosoh Corp.	309,777	0.0
12,400	TOTO Ltd.	325,744	0.0
13,800	Toyota Industries Corp.	1,121,806	0.1
993,700	Toyota Motor Corp.	18,208,280	1.2
19,900	Toyota Tsusho Corp.	1,167,776	0.1
12,500 (2)	Trend Micro, Inc./Japan	667,125	0.1
37,800	Unicharm Corp.	1,367,126	0.1
19,200	USS Co. Ltd.	385,463	0.0
20,600	West Japan Railway Co.	858,369	0.1
24,000	Yakult Honsha Co. Ltd.	538,743	0.0
12,300	Yamaha Corp.	283,326	0.0
83,400 (1)	Yamaha Motor Co. Ltd.	742,123	0.1
24,800	Yamato Holdings Co. Ltd.	457,646	0.0
22,500	Yaskawa Electric Corp.	936,492	0.1
21,300	Yokogawa Electric Corp.	404,870	0.0
250,400	Z Holdings Corp.	885,486	0.1
8,700	Zensho Holdings Co. Ltd.	455,223	0.0
13,100	ZOZO, Inc.	295,656	0.0
		339,274,849	21.7
	Jordan: 0.0%
15,467	Hikma Pharmaceuticals PLC	352,448	0.0

	Luxembourg: 0.2%
47,946	ArcelorMittal SA	1,360,706	0.1
12,647 (1)	Eurofins Scientific SE	824,992	0.1
44,247	Tenaris SA	769,594	0.0
		2,955,292	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Macao: 0.0%
227,600 (2)	Sands China Ltd.	$666,177	0.0

	Netherlands: 4.8%
44,608 (3)	ABN AMRO Bank NV	670,836	0.0
2,035 (1)(2)(3)	Adyen NV	2,627,060	0.2
152,151 (1)	Aegon Ltd.	884,612	0.1
15,985	Akzo Nobel NV	1,323,664	0.1
5,536 (1)(2)	Argenx SE	2,105,716	0.1
4,400	ASM International, N.V.	2,290,084	0.1
37,775	ASML Holding NV	28,515,812	1.8
14,916	ASR Nederland NV	704,629	0.0
7,223 (1)	BE Semiconductor Industries NV	1,090,497	0.1
8,029 (3)	Euronext NV	697,772	0.0
8,770	EXOR NV	877,855	0.1
12,145	Heineken Holding NV	1,028,365	0.1
26,986	Heineken NV	2,741,758	0.2
5,340	IMCD NV	930,032	0.1
339,153	ING Groep NV	5,085,435	0.3
9,135 (1)	JDE Peet’s NV	245,660	0.0
90,024	Koninklijke Ahold Delhaize NV	2,590,116	0.2
314,397 (1)	Koninklijke KPN NV	1,083,136	0.1
73,963 (2)	Koninklijke Philips, N.V.	1,730,895	0.1
25,370	NN Group NV	1,002,642	0.1
9,845	OCI NV	285,321	0.0
137,062	Prosus NV	4,083,081	0.3
21,367 (1)(2)	QIAGEN NV	928,956	0.1
10,342 (1)	Randstad NV	649,063	0.0
207,306	Stellantis NV (STLAM)	4,857,304	0.3
76,811 (1)	Universal Music Group NV	2,192,729	0.1
23,286	Wolters Kluwer NV	3,312,881	0.2
		74,535,911	4.8
	New Zealand: 0.2%
124,205	Auckland International Airport Ltd.	690,944	0.0
54,537	Fisher & Paykel Healthcare Corp. Ltd.	813,335	0.1
64,707 (1)	Mercury NZ Ltd.	269,970	0.0
120,529	Meridian Energy Ltd.	422,058	0.0
172,173	Spark New Zealand Ltd.	563,788	0.0
13,483 (2)	Xero Ltd.	1,028,598	0.1
		3,788,693	0.2
	Norway: 0.7%
32,768 (2)	Adevinta ASA	362,015	0.0
29,611	Aker BP ASA	860,129	0.1
86,727	DNB Bank ASA	1,843,924	0.1
84,419	Equinor ASA	2,675,404	0.2
18,664	Gjensidige Forsikring ASA	344,422	0.0
8,208	Kongsberg Gruppen ASA	375,770	0.0
43,609	Mowi ASA	780,940	0.1
124,322	Norsk Hydro ASA	835,644	0.1
65,685	Orkla ASA	510,093	0.0
6,772	Salmar ASA	379,265	0.0
59,009	Telenor ASA	677,216	0.1
15,451	Yara International ASA	548,922	0.0
		10,193,744	0.7

See Accompanying Notes to Financial Statements

58

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Portugal: 0.2%
294,037	EDP - Energias de Portugal SA	$1,479,886	0.1
42,561	Galp Energia SGPS SA	626,228	0.0
26,535	Jeronimo Martins SGPS SA	675,328	0.1
		2,781,442	0.2
	Singapore: 1.3%
349,700	CapitaLand Ascendas REIT	801,713	0.1
498,800	CapitaLand Integrated Commercial Trust	777,526	0.1
242,800	CapitaLand Investment Ltd./Singapore	580,505	0.0
46,700	City Developments Ltd.	235,134	0.0
169,700	DBS Group Holdings Ltd.	4,291,515	0.3
564,300	Genting Singapore Ltd.	427,433	0.0
177,611 (2)	Grab Holdings Ltd. - Class A	598,549	0.0
9,200	Jardine Cycle & Carriage Ltd.	207,345	0.0
136,500	Keppel Corp. Ltd.	730,385	0.1
325,400	Mapletree Logistics Trust	428,453	0.0
220,200	Mapletree Pan Asia Commercial Trust	261,608	0.0
317,300	Oversea-Chinese Banking Corp. Ltd.	3,122,045	0.2
34,319 (2)	Sea Ltd., ADR	1,389,919	0.1
4,139,031 (1)(2)	Seatrium Ltd.	369,582	0.0
83,400	Sembcorp Industries Ltd.	335,226	0.0
139,500	Singapore Airlines Ltd.	692,664	0.1
80,000	Singapore Exchange Ltd.	595,151	0.0
145,700	Singapore Technologies Engineering Ltd.	429,043	0.0
773,700	Singapore Telecommunications Ltd.	1,448,371	0.1
118,500	United Overseas Bank Ltd.	2,557,610	0.2
43,400 (1)	UOL Group Ltd.	206,172	0.0
179,300	Wilmar International Ltd.	484,357	0.0
		20,970,306	1.3
	Spain: 2.6%
2,304	Acciona SA	339,250	0.0
19,548	ACS Actividades de Construccion y Servicios SA	868,220	0.1
7,028 (3)	Aena SME SA	1,275,658	0.1
42,212	Amadeus IT Group SA	3,031,725	0.2
558,973	Banco Bilbao Vizcaya Argentaria SA	5,094,615	0.3
1,516,477	Banco Santander SA	6,342,932	0.4
386,628	CaixaBank SA	1,592,262	0.1
52,958 (3)	Cellnex Telecom SA	2,085,111	0.1
6,145	Corp ACCIONA Energias Renovables SA	190,716	0.0
28,667 (1)	EDP Renovaveis SA	586,850	0.0
23,226 (1)	Enagas SA	391,806	0.0
29,762	Endesa SA	607,176	0.1
48,162 (1)	Ferrovial SE	1,757,952	0.1
27,836 (2)	Grifols SA	476,200	0.0
565,278	Iberdrola SA	7,414,613	0.5
102,212	Industria de Diseno Textil SA	4,459,915	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Spain (continued)
11,763	Naturgy Energy Group SA	$350,857	0.0
38,025	Red Electrica Corp. SA	626,599	0.1
119,694	Repsol SA	1,775,529	0.1
458,002	Telefonica SA	1,790,726	0.1
		41,058,712	2.6
	Sweden: 3.1%
27,110	Alfa Laval AB	1,085,323	0.1
93,917	Assa Abloy AB - Class B	2,706,612	0.2
251,688	Atlas Copco AB - Class A	4,336,865	0.3
146,256	Atlas Copco AB - Class B	2,169,874	0.1
35,919 (1)	Beijer Ref AB	481,996	0.0
25,628	Boliden AB	802,144	0.1
61,750	Epiroc AB - Class A	1,242,959	0.1
36,392	Epiroc AB - Class B	638,235	0.1
33,322 (1)	EQT AB	943,467	0.1
57,076	Essity AB - Class B	1,414,468	0.1
17,172 (3)	Evolution AB	2,045,365	0.1
60,841 (1)(2)	Fastighets AB Balder	431,477	0.0
21,345	Getinge AB - Class B	475,299	0.0
60,520 (1)	H & M Hennes & Mauritz AB - Class B	1,061,523	0.1
194,541	Hexagon AB - Class B	2,336,692	0.2
7,142	Holmen AB - Class B	301,655	0.0
32,632 (1)	Husqvarna AB - Class B	269,167	0.0
12,147	Industrivarden AB - Class A	397,132	0.0
13,696 (1)	Industrivarden AB - Class C	446,899	0.0
25,499	Indutrade AB	664,569	0.1
13,817 (1)	Investment AB Latour - Class B	360,434	0.0
162,182	Investor AB - Class B	3,760,955	0.3
7,092	L E Lundbergforetagen AB - Class B	386,208	0.0
21,754	Lifco AB - Class B	534,080	0.0
142,004 (1)	Nibe Industrier AB - Class B	997,211	0.1
7,473	Saab AB - Class B	450,350	0.0
18,407	Sagax AB - Class B	506,645	0.0
99,907	Sandvik AB	2,170,515	0.2
45,895 (1)	Securitas AB - Class B	449,954	0.0
148,692	Skandinaviska Enskilda Banken AB - Class A	2,052,054	0.1
31,750	Skanska AB - Class B	575,233	0.0
31,801	SKF AB - Class B	637,310	0.1
56,771 (1)	Svenska Cellulosa AB SCA - Class B	852,841	0.1
136,671	Svenska Handelsbanken AB - Class A	1,485,264	0.1
79,553	Swedbank AB - Class A	1,608,375	0.1
18,262 (2)	Swedish Orphan Biovitrum AB	483,435	0.0
49,854	Tele2 AB - Class B	428,529	0.0
274,384	Telefonaktiebolaget LM Ericsson - Class B	1,726,749	0.1
220,164	Telia Co. AB	561,733	0.0
18,687	Volvo AB - Class A	495,802	0.0
141,399	Volvo AB - Class B	3,679,203	0.2
55,609 (1)(2)	Volvo Car AB - Class B	180,351	0.0
		48,634,952	3.1
	Switzerland: 10.2%
149,894	ABB Ltd., Reg	6,655,018	0.4

See Accompanying Notes to Financial Statements

59

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Switzerland (continued)
14,993	Adecco Group AG	$736,359	0.1
46,823	Alcon, Inc.	3,663,246	0.2
3,150 (1)	Bachem Holding AG	243,940	0.0
4,292 (1)	Baloise Holding AG, Reg	672,936	0.1
2,811 (1)	Banque Cantonale Vaudoise	362,532	0.0
333 (1)	Barry Callebaut AG	562,164	0.0
1,971	BKW AG	350,576	0.0
11	Chocoladefabriken Lindt & Spruengli AG	1,334,505	0.1
90	Chocoladefabriken Lindt & Spruengli AG - Class PC	1,080,326	0.1
48,912	Cie Financiere Richemont SA	6,755,927	0.4
20,134	Clariant AG	297,474	0.0
20,621	Coca-Cola HBC AG - Class DI	605,493	0.0
17,426	DSM-Firmenich AG	1,772,106	0.1
9,168 (2)	Dufry AG, Reg	360,954	0.0
655	EMS-Chemie Holding AG	531,092	0.0
3,132 (1)	Geberit AG, Reg	2,010,490	0.1
865	Givaudan SA, Reg	3,586,906	0.2
982,874	Glencore PLC	5,908,093	0.4
3,464	Helvetia Holding AG	477,640	0.0
48,838	Holcim AG	3,835,806	0.3
19,303	Julius Baer Group Ltd.	1,082,861	0.1
5,092	Kuehne + Nagel International AG	1,757,234	0.1
15,409	Logitech International SA	1,465,217	0.1
6,978	Lonza Group AG	2,941,830	0.2
250,183	Nestle SA	29,001,184	1.9
192,063	Novartis AG, Reg	19,400,377	1.2
2,127 (1)	Partners Group Holding AG	3,075,538	0.2
65,831	Roche Holding AG	19,136,648	1.2
2,999	Roche Holding AG - Class BR	931,866	0.1
38,366 (2)	Sandoz Group AG	1,234,390	0.1
3,815	Schindler Holding AG	955,104	0.1
2,191	Schindler Holding AG (SCHN)	520,321	0.0
14,046	SGS SA	1,212,603	0.1
28,655 (1)	SIG Group AG	659,954	0.0
14,285	Sika AG, Reg	4,657,999	0.3
4,749	Sonova Holding AG, Reg	1,553,151	0.1
10,459 (1)	Straumann Holding AG	1,690,205	0.1
4,910	Swatch Group AG	257,427	0.0
2,711	Swatch Group AG - Class BR	737,636	0.1
2,766	Swiss Life Holding AG	1,922,241	0.1
7,189	Swiss Prime Site AG	768,097	0.1
28,262	Swiss Re AG	3,180,337	0.2
2,427	Swisscom AG, Reg	1,460,737	0.1
5,987	Temenos AG	557,918	0.0
308,182	UBS Group AG	9,572,621	0.6
2,530 (1)(3)	VAT Group AG	1,270,713	0.1
13,714	Zurich Insurance Group AG	7,170,052	0.5
		159,977,844	10.2
	United Kingdom: 13.1%
91,204	3i Group PLC	2,807,212	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
181,781 (1)	abrdn PLC	$413,290	0.0
24,396	Admiral Group PLC	834,062	0.1
119,066	Anglo American PLC	2,979,826	0.2
41,031	Ashtead Group PLC	2,851,946	0.2
32,451	Associated British Foods PLC	978,040	0.1
145,228	AstraZeneca PLC	19,589,769	1.2
85,725 (3)	Auto Trader Group PLC	787,525	0.0
256,599	Aviva PLC	1,419,872	0.1
284,919	BAE Systems PLC	4,033,020	0.3
1,415,462	Barclays PLC	2,771,567	0.2
90,947	Barratt Developments PLC	651,499	0.0
9,935	Berkeley Group Holdings PLC	593,130	0.0
1,599,147	BP PLC	9,479,848	0.6
199,075	British American Tobacco PLC	5,824,766	0.4
605,606 (1)	BT Group PLC	954,183	0.1
31,669	Bunzl PLC	1,286,885	0.1
34,057	Burberry Group PLC	614,283	0.0
519,267	Centrica PLC	930,891	0.1
19,348	Coca-Cola European Partners PLC - USD	1,291,285	0.1
160,604	Compass Group PLC	4,394,656	0.3
13,084	Croda International PLC	841,614	0.1
210,636	Diageo PLC	7,645,062	0.5
17,303	Endeavour Mining PLC	387,175	0.0
59,855	Entain PLC	754,835	0.0
383,710	GSK PLC	7,086,810	0.5
519,175	Haleon PLC	2,125,642	0.1
35,573	Halma PLC	1,034,316	0.1
33,197	Hargreaves Lansdown PLC	310,257	0.0
1,825,825	HSBC Holdings PLC	14,770,843	0.9
79,792	Imperial Brands PLC	1,837,432	0.1
130,608	Informa PLC	1,299,078	0.1
15,492	InterContinental Hotels Group PLC	1,397,003	0.1
15,123	Intertek Group PLC	818,707	0.1
155,320	J Sainsbury PLC	598,824	0.0
241,842	JD Sports Fashion PLC	510,368	0.0
177,763	Kingfisher PLC	550,778	0.0
66,303	Land Securities Group PLC	595,030	0.0
560,202	Legal & General Group PLC	1,790,230	0.1
5,954,379	Lloyds Banking Group PLC	3,611,548	0.2
39,024	London Stock Exchange Group PLC	4,613,082	0.3
209,298	M&G PLC	592,337	0.0
126,118	Melrose Industries PLC	911,628	0.1
45,497	Mondi PLC	890,134	0.1
345,583	National Grid PLC	4,655,455	0.3
542,388	NatWest Group PLC	1,510,768	0.1
11,287	Next PLC	1,166,790	0.1
54,038 (2)	Ocado Group PLC	522,003	0.0
60,149	Pearson PLC	738,805	0.0
29,808	Persimmon PLC	526,891	0.0
70,065	Phoenix Group Holdings PLC	477,082	0.0
67,241	Reckitt Benckiser Group PLC	4,639,853	0.3

See Accompanying Notes to Financial Statements

60

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	United Kingdom (continued)
177,038	RELX PLC	$7,023,766	0.4
236,366	Rentokil Initial PLC	1,332,220	0.1
105,508	Rio Tinto PLC	7,847,794	0.5
788,656 (2)	Rolls-Royce Holdings PLC	3,008,222	0.2
96,220	Sage Group PLC	1,436,449	0.1
75,218	Schroders PLC	411,274	0.0
109,276	Segro PLC	1,232,332	0.1
25,219	Severn Trent PLC	829,314	0.1
620,043	Shell PLC	20,296,519	1.3
81,838	Smith & Nephew PLC	1,124,213	0.1
32,637	Smiths Group PLC	732,551	0.0
6,913	Spirax-Sarco Engineering PLC	924,928	0.1
102,335	SSE PLC	2,415,717	0.2
51,191	St James’s Place PLC	445,377	0.0
214,737	Standard Chartered PLC	1,822,287	0.1
329,618	Taylor Wimpey PLC	617,017	0.0
668,951	Tesco PLC	2,478,278	0.2
234,292	Unilever PLC	11,342,302	0.7
63,894	United Utilities Group PLC	863,097	0.1
2,156,589	Vodafone Group PLC	1,883,434	0.1
18,108	Whitbread PLC	843,059	0.1
57,379 (2)	Wise PLC - Class A	638,139	0.0
100,714	WPP PLC	962,008	0.1
		205,208,232	13.1
	Total Common Stock
	(Cost $1,413,569,623)	1,508,575,369	96.4

PREFERRED STOCK: 0.4%
	Germany: 0.4%
5,521	Bayerische Motoren Werke AG	549,354	0.0
10,670 (3)	Dr Ing hc F Porsche AG	939,781	0.1
15,859	Henkel AG & Co. KGaA	1,275,728	0.1
14,348	Porsche Automobil Holding SE	733,207	0.0
2,456 (1)	Sartorius AG	901,892	0.1
19,322	Volkswagen AG	2,381,554	0.1
		6,781,516	0.4
	Total Preferred Stock
	(Cost $7,542,946)	6,781,516	0.4
	Total Long-Term Investments
	(Cost $1,421,112,569)	1,515,356,885	96.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.2%
	Repurchase Agreements: 3.4%
11,088,235 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $11,094,700, collateralized by various U.S. Government Securities, 0.000%-3.125%, Market Value plus accrued interest $11,310,000, due 08/31/27-05/15/48)	$11,088,235	0.7
11,428,362 (4)	Cantor Fitzgerald, Repurchase Agreement dated 12/29/2023, 5.470%, due 01/02/2024 (Repurchase Amount $11,435,213, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 7.613%, Market Value plus accrued interest $11,656,929, due 08/01/25-09/20/73)	11,428,362	0.7
12,835,091 (4)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $12,842,574, collateralized by various U.S. Government Securities, 0.000%-4.250%, Market Value plus accrued interest $13,091,794, due 04/30/24-05/15/53)	12,835,091	0.8
12,835,091 (4)	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $12,842,588, collateralized by various U.S. Government Securities, 2.500%-5.000%, Market Value plus accrued interest $13,091,793, due 02/15/29-08/15/53)	12,835,091	0.8

See Accompanying Notes to Financial Statements

61

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
5,516,500 (4)	Mirae Asset Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.500%, due 01/02/2024 (Repurchase Amount $5,519,825, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.000%, Market Value plus accrued interest $5,630,269, due 02/02/24-04/20/71)	$5,516,500	0.4
	Total Repurchase Agreements (Cost $53,703,279)	53,703,279	3.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.8%
43,468,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $43,468,000)	$43,468,000	2.8
	Total Short-Term Investments (Cost $97,171,279)	97,171,279	6.2
	Total Investments in Securities (Cost $1,518,283,848)	$1,612,528,164	103.0
	Liabilities in Excess of Other Assets	(47,341,586)	(3.0)
	Net Assets	$1,565,186,578	100.0

ADR	American Depositary Receipt

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2023.
Sector Diversification	Percentage of Net Assets
Financials	18.4%
Industrials	15.9
Health Care	12.3
Consumer Discretionary	11.4
Consumer Staples	9.0
Information Technology	8.3
Materials	7.6
Energy	4.2
Communication Services	3.9
Utilities	3.4
Real Estate	2.4
Short-Term Investments	6.2
Liabilities in Excess of Other Assets	(3.0)
Net Assets	100.0%

Portfolio holdings are subject to change daily.

See Accompanying Notes to Financial Statements

62

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs#	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Australia	$—	$112,939,917	$—	$112,939,917
Austria	—	2,837,752	—	2,837,752
Belgium	1,067,933	11,258,325	—	12,326,258
Chile	—	790,063	—	790,063
Denmark	—	50,723,894	—	50,723,894
Finland	616,051	15,772,469	—	16,388,520
France	—	180,130,466	—	180,130,466
Germany	—	122,362,303	—	122,362,303
Hong Kong	914,868	34,334,870	—	35,249,738
Ireland	5,624,207	14,107,606	—	19,731,813
Israel	4,720,871	5,687,009	—	10,407,880
Italy	301,995	33,986,168	—	34,288,163
Japan	—	339,274,849	—	339,274,849
Jordan	—	352,448	—	352,448
Luxembourg	—	2,955,292	—	2,955,292
Macao	—	666,177	—	666,177
Netherlands	4,328,741	70,207,170	—	74,535,911
New Zealand	1,524,702	2,263,991	—	3,788,693
Norway	677,216	9,516,528	—	10,193,744
Portugal	—	2,781,442	—	2,781,442
Singapore	1,988,468	18,981,838	—	20,970,306
Spain	—	41,058,712	—	41,058,712
Sweden	483,435	48,151,517	—	48,634,952
Switzerland	1,234,390	158,743,454	—	159,977,844
United Kingdom	5,324,305	199,883,927	—	205,208,232
Total Common Stock	28,807,182	1,479,768,187	—	1,508,575,369
Preferred Stock	—	6,781,516	—	6,781,516
Short-Term Investments	43,468,000	53,703,279	—	97,171,279
Total Investments, at fair value	$72,275,182	$1,540,252,982	$—	$1,612,528,164
Other Financial Instruments+
Futures	1,670,008	—	—	1,670,008
Total Assets	$73,945,190	$1,540,252,982	$—	$1,614,198,172

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Fund’s investments are categorized as Level 2 investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series I Portfolio:

	Number	Expiration	Notional	Unrealized
Description	of Contracts	Date	Amount	Appreciation
Long Contracts:
MSCI EAFE Index	422	03/15/24	$47,525,640	$1,670,008
			$47,525,640	$1,670,008

See Accompanying Notes to Financial Statements
63

Voya VACS Index Series I Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

	Location on Statement
Derivatives not accounted for as hedging instruments	of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,670,008
Total Asset Derivatives		$1,670,008

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$146,541
Total	$146,541

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,670,008
Total	$1,670,008

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $1,525,610,750.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$143,405,495
Gross Unrealized Depreciation	(54,405,668)
Net Unrealized Appreciation	$88,999,827

See Accompanying Notes to Financial Statements

64

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.3%
	Communication Services: 3.4%
6,845 (1)	AMC Entertainment Holdings, Inc. - Class A	$41,891	0.0
192	Cable One, Inc.	106,865	0.0
9,351	Electronic Arts, Inc.	1,279,310	0.3
8,515	Fox Corp. - Class A	252,640	0.1
4,637	Fox Corp. - Class B	128,213	0.0
8,451 (1)	Frontier Communications Parent, Inc.	214,148	0.1
2,558 (1)	IAC, Inc.	133,988	0.0
13,312	Interpublic Group of Cos., Inc.	434,504	0.1
4,235	Iridium Communications, Inc.	174,313	0.1
569 (1)	Liberty Broadband Corp. - Class A	45,884	0.0
4,021 (1)	Liberty Broadband Corp. - Class C	324,052	0.1
821 (1)	Liberty Media Corp.- Liberty Formula One - Class A, Tracking Stock	47,602	0.0
6,696 (1)	Liberty Media Corp.- Liberty Formula One - Class C, Tracking Stock	422,718	0.1
668 (1)	Liberty Media Corp.- Liberty Live - Class A, Tracking Stock	24,415	0.0
1,612 (1)	Liberty Media Corp.- Liberty Live - Class C, Tracking Stock	60,273	0.0
5,301 (1)	Liberty Media Corp.- Liberty SiriusXM, Tracking Stock	152,563	0.0
2,563 (1)	Liberty Media Corp.- Liberty SiriusXM - Class A, Tracking Stock	73,661	0.0
5,403 (1)	Live Nation Entertainment, Inc.	505,721	0.1
642 (1)	Madison Square Garden Sports Corp.	116,735	0.0
9,625 (1)	Match Group, Inc.	351,313	0.1
5,575	New York Times Co. - Class A	273,119	0.1
13,144	News Corp. - Class A	322,685	0.1
4,019	News Corp. - Class B	103,369	0.0
1,153	Nexstar Media Group, Inc.	180,733	0.1
6,814	Omnicom Group, Inc.	589,479	0.2
309 (2)	Paramount Global - Class A	6,075	0.0
19,916	Paramount Global - Class B	294,558	0.1
20,218 (1)	Pinterest, Inc. - Class A	748,875	0.2
795 (1)	Playtika Holding Corp.	6,932	0.0
16,038 (1)	ROBLOX Corp. - Class A	733,257	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
4,255 (1)	Roku, Inc.	$390,013	0.1
22,240 (2)	Sirius XM Holdings, Inc.	121,653	0.0
4,842 (1)	Spotify Technology SA	909,860	0.2
5,695 (1)	Take-Two Interactive Software, Inc.	916,610	0.3
2,096	TKO Group Holdings, Inc.	170,992	0.1
15,221 (1)	Trade Desk, Inc. - Class A	1,095,303	0.3
3,712 (1)	TripAdvisor, Inc.	79,919	0.0
76,102 (1)	Warner Bros Discovery, Inc.	866,041	0.2
10,391 (1)	ZoomInfo Technologies, Inc.	192,130	0.1
		12,892,412	3.4

	Consumer Discretionary: 10.5%
7,255	ADT, Inc.	49,479	0.0
2,050	Advance Auto Parts, Inc.	125,111	0.0
9,349 (1)	Aptiv PLC	838,792	0.2
8,084	Aramark	227,160	0.1
981 (1)	AutoNation, Inc.	147,327	0.0
7,910	Bath & Body Works, Inc.	341,396	0.1
6,728	Best Buy Co., Inc.	526,668	0.1
1,027 (1)	Birkenstock Holding PLC	50,046	0.0
8,053	BorgWarner, Inc.	288,700	0.1
2,490	Boyd Gaming Corp.	155,899	0.0
1,982 (1)	Bright Horizons Family Solutions, Inc.	186,784	0.1
2,399	Brunswick Corp.	232,103	0.1
2,231 (1)	Burlington Stores, Inc.	433,885	0.1
7,101 (1)	Caesars Entertainment, Inc.	332,895	0.1
3,903 (1)	Capri Holdings Ltd.	196,087	0.1
5,454 (1)	CarMax, Inc.	418,540	0.1
34,322 (1)	Carnival Corp.	636,330	0.2
1,241	Carter’s, Inc.	92,938	0.0
550 (1)	Cava Group, Inc.	23,639	0.0
1,031	Choice Hotels International, Inc.	116,812	0.0
2,455	Churchill Downs, Inc.	331,253	0.1
1,219	Columbia Sportswear Co.	96,959	0.0
37,839 (1)	Coupang, Inc.	612,613	0.2
2,100 (1)	Crocs, Inc.	196,161	0.1
4,169	Darden Restaurants, Inc.	684,967	0.2
905 (1)	Deckers Outdoor Corp.	604,929	0.2
2,075	Dick’s Sporting Goods, Inc.	304,921	0.1
7,203 (1)	Dollar Tree, Inc.	1,023,186	0.3
1,206	Domino’s Pizza, Inc.	497,149	0.1
10,569 (1)	DoorDash, Inc. - Class A	1,045,168	0.3
10,748	DR Horton, Inc.	1,633,481	0.4

See Accompanying Notes to Financial Statements

65

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
14,435 (1)	DraftKings, Inc. - Class A	$508,834	0.1
18,459	eBay, Inc.	805,182	0.2
4,237 (1)	Etsy, Inc.	343,409	0.1
4,749 (1)	Expedia Group, Inc.	720,851	0.2
1,892 (1)	Five Below, Inc.	403,299	0.1
3,593 (1)	Floor & Decor Holdings, Inc. - Class A	400,835	0.1
9,246 (1)(2)	GameStop Corp. - Class A	162,082	0.0
6,709	Gap, Inc.	140,285	0.0
5,306	Garmin Ltd.	682,033	0.2
8,090	Gentex Corp.	264,219	0.1
4,844	Genuine Parts Co.	670,894	0.2
1,027 (1)	Grand Canyon Education, Inc.	135,605	0.0
5,034	H&R Block, Inc.	243,495	0.1
4,442	Harley-Davidson, Inc.	163,643	0.0
4,511	Hasbro, Inc.	230,332	0.1
8,608	Hilton Worldwide Holdings, Inc.	1,567,431	0.4
1,521	Hyatt Hotels Corp. - Class A	198,354	0.1
3,815	Kohl’s Corp.	109,414	0.0
2,001	Lear Corp.	282,561	0.1
4,573	Leggett & Platt, Inc.	119,675	0.0
8,471	Lennar Corp. - Class A	1,262,518	0.3
455	Lennar Corp. - Class B	60,993	0.0
934	Lithia Motors, Inc.	307,548	0.1
9,198	LKQ Corp.	439,572	0.1
25,719 (1)	Lucid Group, Inc.	108,277	0.0
9,340	Macy’s, Inc.	187,921	0.1
1,241	Marriott Vacations Worldwide Corp.	105,348	0.0
12,152 (1)	Mattel, Inc.	229,430	0.1
9,748	MGM Resorts International	435,541	0.1
2,584 (1)(2)	Mister Car Wash, Inc.	22,326	0.0
1,826 (1)	Mohawk Industries, Inc.	188,991	0.1
672	Murphy USA, Inc.	239,608	0.1
13,131	Newell Brands, Inc.	113,977	0.0
3,939	Nordstrom, Inc.	72,675	0.0
14,593 (1)	Norwegian Cruise Line Holdings Ltd.	292,444	0.1
102 (1)	NVR, Inc.	714,046	0.2
2,127 (1)	Ollie’s Bargain Outlet Holdings, Inc.	161,418	0.0
11,594 (1)	Peloton Interactive, Inc. - Class A	70,607	0.0
5,166 (1)	Penn Entertainment, Inc.	134,419	0.0
675	Penske Automotive Group, Inc.	108,344	0.0
2,766 (1)	Petco Health & Wellness Co., Inc.	8,741	0.0
1,611	Phinia, Inc.	48,797	0.0
2,942 (1)	Planet Fitness, Inc. - Class A	214,766	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
1,861	Polaris, Inc.	$176,367	0.1
1,312	Pool Corp.	523,108	0.1
7,400	PulteGroup, Inc.	763,828	0.2
2,075	PVH Corp.	253,399	0.1
11,680 (1)(2)	QuantumScape Corp.	81,176	0.0
1,379	Ralph Lauren Corp.	198,852	0.1
537 (1)	RH	156,525	0.0
22,893 (1)	Rivian Automotive, Inc. - Class A	537,070	0.1
11,600	Ross Stores, Inc.	1,605,324	0.4
8,083 (1)	Royal Caribbean Cruises Ltd.	1,046,668	0.3
5,070	Service Corp. International	347,042	0.1
4,598 (1)	Skechers USA, Inc. - Class A	286,639	0.1
7,910	Tapestry, Inc.	291,167	0.1
5,760	Tempur Sealy International, Inc.	293,587	0.1
2,308	Texas Roadhouse, Inc.	282,107	0.1
1,768	Thor Industries, Inc.	209,066	0.1
3,701	Toll Brothers, Inc.	380,426	0.1
1,094 (1)	TopBuild Corp.	409,440	0.1
3,782	Tractor Supply Co.	813,243	0.2
2,432	Travel + Leisure Co.	95,067	0.0
1,698 (1)	Ulta Beauty, Inc.	832,003	0.2
6,507 (1)	Under Armour, Inc. - Class A	57,197	0.0
6,978 (1)	Under Armour, Inc. - Class C	58,266	0.0
1,305	Vail Resorts, Inc.	278,578	0.1
12,068	VF Corp.	226,878	0.1
2,666 (1)	Victoria’s Secret & Co.	70,756	0.0
2,840 (1)	Wayfair, Inc. - Class A	175,228	0.0
5,895	Wendy’s Co.	114,835	0.0
1,847	Whirlpool Corp.	224,909	0.1
2,200	Williams-Sonoma, Inc.	443,916	0.1
1,034	Wingstop, Inc.	265,304	0.1
2,805	Wyndham Hotels & Resorts, Inc.	225,550	0.1
3,586	Wynn Resorts Ltd.	326,720	0.1
2,990 (1)	YETI Holdings, Inc.	154,822	0.0
9,685	Yum! Brands, Inc.	1,265,442	0.3
		39,602,623	10.5
	Consumer Staples: 3.1%
14,381	Albertsons Cos., Inc. - Class A	330,763	0.1
4,592 (1)	BJ’s Wholesale Club Holdings, Inc.	306,103	0.1
324 (1)	Boston Beer Co., Inc. - Class A	111,971	0.0
1,689	Brown-Forman Corp. - Class A	100,648	0.0
6,349	Brown-Forman Corp. - Class B	362,528	0.1
4,998	Bunge Global SA	504,548	0.1
6,604	Campbell Soup Co.	285,491	0.1
1,286	Casey’s General Stores, Inc.	353,316	0.1

See Accompanying Notes to Financial Statements

66

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
4,959 (1)	Celsius Holdings, Inc.	$270,365	0.1
8,437	Church & Dwight Co., Inc.	797,803	0.2
4,271	Clorox Co.	609,002	0.2
16,427	Conagra Brands, Inc.	470,798	0.1
13,001 (1)	Coty, Inc. - Class A	161,472	0.1
5,471 (1)	Darling Ingredients, Inc.	272,675	0.1
6,487	Flowers Foods, Inc.	146,022	0.0
1,495 (1)	Freshpet, Inc.	129,706	0.0
3,276 (1)	Grocery Outlet Holding Corp.	88,321	0.0
9,995	Hormel Foods Corp.	320,939	0.1
2,277	Ingredion, Inc.	247,123	0.1
3,547	J M Smucker Co.	448,270	0.1
8,973	Kellogg Co.	501,680	0.1
22,539	Kroger Co.	1,030,258	0.3
5,019	Lamb Weston Holdings, Inc.	542,504	0.2
723 (1)	Maplebear, Inc.	16,969	0.0
8,679	McCormick & Co., Inc.	593,817	0.2
6,035	Molson Coors Beverage Co. - Class B	369,402	0.1
4,396 (1)	Olaplex Holdings, Inc.	11,166	0.0
5,290 (1)	Performance Food Group Co.	365,803	0.1
1,417 (1)	Pilgrim’s Pride Corp.	39,194	0.0
1,774 (1)	Post Holdings, Inc.	156,218	0.0
1,875	Reynolds Consumer Products, Inc.	50,325	0.0
7	Seaboard Corp.	24,991	0.0
1,206	Spectrum Brands Holdings, Inc.	96,203	0.0
9,595	Tyson Foods, Inc. - Class A	515,731	0.1
7,823 (1)	US Foods Holding Corp.	355,242	0.1
24,742	Walgreens Boots Alliance, Inc.	646,014	0.2
2,243	WK Kellogg Co.	29,473	0.0
		11,662,854	3.1
	Energy: 4.7%
11,703	Antero Midstream Corp.	146,638	0.0
9,762 (1)	Antero Resources Corp.	221,402	0.0
10,586	APA Corp.	379,826	0.1
34,992	Baker Hughes Co.	1,196,026	0.3
8,280	Cheniere Energy, Inc.	1,413,479	0.4
4,325	Chesapeake Energy Corp.	332,765	0.1
25,780	Coterra Energy, Inc.	657,906	0.2
22,139	Devon Energy Corp.	1,002,897	0.3
6,163	Diamondback Energy, Inc.	955,758	0.2
3,349	DT Midstream, Inc.	183,525	0.0
12,448	EQT Corp.	481,240	0.1
31,032	Halliburton Co.	1,121,807	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
9,600	Hess Corp.	$1,383,936	0.4
4,998	HF Sinclair Corp.	277,739	0.1
20,876	Marathon Oil Corp.	504,364	0.1
2,236	New Fortress Energy, Inc.	84,364	0.0
13,542	NOV, Inc.	274,632	0.1
20,101	ONEOK, Inc.	1,411,492	0.4
8,862	Ovintiv, Inc.	389,219	0.1
15,384	Phillips 66	2,048,226	0.5
8,081	Range Resources Corp.	245,986	0.1
37,869 (1)	Southwestern Energy Co.	248,042	0.1
7,636	Targa Resources Corp.	663,339	0.2
14,949	TechnipFMC PLC	301,073	0.1
213	Texas Pacific Land Corp.	334,932	0.1
42,070	Williams Cos., Inc.	1,465,298	0.4
		17,725,911	4.7
	Financials: 14.7%
1,195	Affiliated Managers Group, Inc.	180,947	0.0
7,775 (1)(2)	Affirm Holdings, Inc.	382,064	0.1
20,389	Aflac, Inc.	1,682,092	0.4
22,312	AGNC Investment Corp.	218,881	0.1
9,060	Allstate Corp.	1,268,219	0.3
9,341	Ally Financial, Inc.	326,188	0.1
2,512	American Financial Group, Inc.	298,652	0.1
3,545	Ameriprise Financial, Inc.	1,346,497	0.4
17,045	Annaly Capital Management, Inc.	330,162	0.1
18,021	Apollo Global Management, Inc.	1,679,377	0.4
12,353 (1)	Arch Capital Group Ltd.	917,457	0.2
5,641	Ares Management Corp. - Class A	670,828	0.2
7,314	Arthur J Gallagher & Co.	1,644,772	0.4
1,826	Assurant, Inc.	307,663	0.1
1,939	Assured Guaranty Ltd.	145,095	0.0
2,683	Axis Capital Holdings Ltd.	148,558	0.0
26,609	Bank of New York Mellon Corp.	1,384,998	0.4
3,678	Bank OZK	183,275	0.0
18,727 (1)	Block, Inc.	1,448,533	0.4
15,730	Blue Owl Capital, Inc.	234,377	0.1
978	BOK Financial Corp.	83,766	0.0
2,239 (1)	Brighthouse Financial, Inc.	118,488	0.0
8,187	Brown & Brown, Inc.	582,178	0.2
7,283	Carlyle Group, Inc.	296,345	0.1
3,632	Cboe Global Markets, Inc.	648,530	0.2

See Accompanying Notes to Financial Statements

67

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
5,302	Cincinnati Financial Corp.	$548,545	0.1
16,067	Citizens Financial Group, Inc.	532,460	0.1
898	CNA Financial Corp.	37,994	0.0
5,852 (1)	Coinbase Global, Inc. - Class A	1,017,780	0.3
7,177	Columbia Banking System, Inc.	191,482	0.0
4,542	Comerica, Inc.	253,489	0.1
4,142	Commerce Bancshares, Inc.	221,224	0.1
7,898	Corebridge Financial, Inc.	171,071	0.0
216 (1)	Credit Acceptance Corp.	115,070	0.0
2,043	Cullen/Frost Bankers, Inc.	221,645	0.1
8,617	Discover Financial Services	968,551	0.3
4,848	East West Bancorp, Inc.	348,814	0.1
11,943	Equitable Holdings, Inc.	397,702	0.1
1,214	Evercore, Inc. - Class A	207,655	0.1
1,479	Everest Re Group Ltd.	522,945	0.1
1,325	FactSet Research Systems, Inc.	632,091	0.2
8,957	Fidelity National Financial, Inc.	456,986	0.1
20,449	Fidelity National Information Services, Inc.	1,228,371	0.3
23,442	Fifth Third Bancorp	808,515	0.2
3,459	First American Financial Corp.	222,898	0.1
375	First Citizens BancShares, Inc. - Class A	532,114	0.1
4,390	First Hawaiian, Inc.	100,355	0.0
19,190	First Horizon Corp.	271,730	0.1
12,341	FNB Corp.	169,936	0.0
9,827	Franklin Resources, Inc.	292,746	0.1
8,909	Global Payments, Inc.	1,131,443	0.3
3,033	Globe Life, Inc.	369,177	0.1
1,225	Hanover Insurance Group, Inc.	148,739	0.0
10,200	Hartford Financial Services Group, Inc.	819,876	0.2
1,746	Houlihan Lokey, Inc.	209,363	0.1
49,671	Huntington Bancshares, Inc.	631,815	0.2
3,579	Interactive Brokers Group, Inc. - Class A	296,699	0.1
12,537	Invesco Ltd.	223,660	0.1
4,621	Janus Henderson Group PLC	139,323	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
6,254	Jefferies Financial Group, Inc.	$252,724	0.1
2,078	Kemper Corp.	101,136	0.0
32,169	KeyCorp	463,234	0.1
753	Kinsale Capital Group, Inc.	252,187	0.1
22,924	KKR & Co., Inc.	1,899,253	0.5
3,778	Lazard Ltd. - Class A	131,474	0.0
5,833	Lincoln National Corp.	157,316	0.0
6,322	Loews Corp.	439,948	0.1
2,603	LPL Financial Holdings, Inc.	592,495	0.2
5,712	M&T Bank Corp.	783,001	0.2
454 (1)	Markel Corp.	644,635	0.2
1,279	MarketAxess Holdings, Inc.	374,555	0.1
9,508	MGIC Investment Corp.	183,409	0.0
887	Morningstar, Inc.	253,895	0.1
2,652	MSCI, Inc.	1,500,104	0.4
11,795	Nasdaq, Inc.	685,761	0.2
24,583	New York Community Bancorp, Inc.	251,484	0.1
7,075	Northern Trust Corp.	596,988	0.2
80,757 (1)	NU Holdings Ltd./ Cayman Islands - Class A	672,706	0.2
9,018	Old Republic International Corp.	265,129	0.1
3,872	OneMain Holdings, Inc.	190,502	0.0
2,597	Pinnacle Financial Partners, Inc.	226,510	0.1
2,429	Popular, Inc.	199,348	0.1
1,227	Primerica, Inc.	252,468	0.1
8,349	Principal Financial Group, Inc.	656,816	0.2
3,006	Prosperity Bancshares, Inc.	203,596	0.1
12,545	Prudential Financial, Inc.	1,301,042	0.3
6,534	Raymond James Financial, Inc.	728,541	0.2
32,278	Regions Financial Corp.	625,548	0.2
2,295	Reinsurance Group of America, Inc.	371,285	0.1
1,734	RenaissanceRe Holdings Ltd.	339,864	0.1
16,630	Rithm Capital Corp.	177,608	0.0
1,388	RLI Corp.	184,771	0.0
23,216 (1)	Robinhood Markets, Inc. - Class A	295,772	0.1
4,070 (1)(2)	Rocket Cos., Inc. - Class A	58,934	0.0
3,275 (1)	Ryan Specialty Holdings, Inc.	140,891	0.0
3,468	SEI Investments Co.	220,391	0.1
1,851 (1)	Shift4 Payments, Inc. - Class A	137,603	0.0

See Accompanying Notes to Financial Statements

68

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
7,763	SLM Corp.	$148,429	0.0
32,220 (1)	SoFi Technologies, Inc.	320,589	0.1
10,172 (2)	Starwood Property Trust, Inc.	213,815	0.1
10,644	State Street Corp.	824,484	0.2
3,426	Stifel Financial Corp.	236,908	0.1
14,230	Synchrony Financial	543,444	0.1
4,991	Synovus Financial Corp.	187,911	0.0
7,618	T Rowe Price Group, Inc.	820,382	0.2
1,705	TFS Financial Corp.	25,046	0.0
12,230 (1)	Toast, Inc. - Class A	223,320	0.1
2,215	TPG, Inc.	95,622	0.0
3,962	Tradeweb Markets, Inc. - Class A	360,067	0.1
6,784	Unum Group	306,772	0.1
3,204 (2)	UWM Holdings Corp.	22,909	0.0
3,084	Virtu Financial, Inc. - Class A	62,482	0.0
3,382 (3)	Voya Financial, Inc.	246,751	0.1
6,905	W. R. Berkley Corp.	488,322	0.1
5,903	Webster Financial Corp.	299,636	0.1
3,732	Western Alliance Bancorp	245,528	0.1
1,476 (1)	WEX, Inc.	287,156	0.1
86	White Mountains Insurance Group Ltd.	129,431	0.0
3,573	Willis Towers Watson PLC	861,808	0.2
2,100	Wintrust Financial Corp.	194,775	0.0
11,152	XP, Inc. - Class A	290,733	0.1
5,022	Zions Bancorp NA	220,315	0.1
		55,439,765	14.7
	Health Care: 10.0%
3,169 (1)	10X Genomics, Inc. - Class A	177,337	0.1
3,096 (1)	Acadia Healthcare Co., Inc.	240,745	0.1
10,096	Agilent Technologies, Inc.	1,403,647	0.4
10,030 (1)	agilon health, Inc.	125,877	0.0
2,637 (1)	Align Technology, Inc.	722,538	0.2
4,275 (1)	Alnylam Pharmaceuticals, Inc.	818,278	0.2
1,106 (1)	Amedisys, Inc.	105,136	0.0
5,583	AmerisourceBergen Corp.	1,146,637	0.3
3,490 (1)	Apellis Pharmaceuticals, Inc.	208,911	0.1
23,298 (1)	Avantor, Inc.	531,893	0.1
2,047 (1)	Azenta, Inc.	133,342	0.0
17,459	Baxter International, Inc.	674,965	0.2
4,976 (1)	Biogen, Inc.	1,287,640	0.3
6,462 (1)	BioMarin Pharmaceutical, Inc.	623,066	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
710 (1)	Bio-Rad Laboratories, Inc. - Class A	$229,252	0.1
5,373	Bio-Techne Corp.	414,581	0.1
3,666	Bruker Corp.	269,378	0.1
8,521	Cardinal Health, Inc.	858,917	0.2
6,209 (1)	Catalent, Inc.	278,970	0.1
4,122 (1)	Certara, Inc.	72,506	0.0
1,752 (1)	Charles River Laboratories International, Inc.	414,173	0.1
507	Chemed Corp.	296,468	0.1
1,678	Cooper Cos., Inc.	635,022	0.2
1,864 (1)	DaVita, Inc.	195,273	0.1
7,298	DENTSPLY SIRONA, Inc.	259,736	0.1
13,360 (1)	Dexcom, Inc.	1,657,842	0.4
4,135 (1)	Doximity, Inc. - Class A	115,945	0.0
16,917 (1)	Elanco Animal Health, Inc.	252,063	0.1
3,408	Encompass Health Corp.	227,382	0.1
1,810 (1)	Enovis Corp.	101,396	0.0
5,652 (1)	Envista Holdings Corp.	135,987	0.0
6,165 (1)	Exact Sciences Corp.	456,087	0.1
10,856 (1)	Exelixis, Inc.	260,435	0.1
3,055 (1)	Fortrea Holdings, Inc.	106,619	0.0
4,091 (1)	Globus Medical, Inc. - Class A	218,009	0.1
4,500 (1)	Henry Schein, Inc.	340,695	0.1
8,391 (1)	Hologic, Inc.	599,537	0.2
2,814 (1)	ICON PLC	796,559	0.2
698 (1)	ICU Medical, Inc.	69,619	0.0
2,844 (1)	IDEXX Laboratories, Inc.	1,578,562	0.4
5,461 (1)	Illumina, Inc.	760,390	0.2
6,365 (1)	Incyte Corp.	399,658	0.1
993 (1)	Inspire Medical Systems, Inc.	202,006	0.1
2,393 (1)	Insulet Corp.	519,233	0.1
2,354 (1)	Integra LifeSciences Holdings Corp.	102,517	0.0
4,915 (1)	Ionis Pharmaceuticals, Inc.	248,650	0.1
6,287 (1)	IQVIA Holdings, Inc.	1,454,686	0.4
2,107 (1)	Jazz Pharmaceuticals PLC	259,161	0.1
1,227 (1)	Karuna Therapeutics, Inc.	388,358	0.1
2,929	Laboratory Corp. of America Holdings	665,732	0.2
3,792 (1)	Maravai LifeSciences Holdings, Inc. - Class A	24,838	0.0
1,490 (1)	Masimo Corp.	174,643	0.1
804 (1)	Medpace Holdings, Inc.	246,450	0.1
752 (1)	Mettler-Toledo International, Inc.	912,146	0.2
1,889 (1)	Mirati Therapeutics, Inc.	110,979	0.0
1,995 (1)	Molina Healthcare, Inc.	720,813	0.2

See Accompanying Notes to Financial Statements

69

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Health Care: (continued)
3,709 (1)	Natera, Inc.	$232,332	0.1
3,337 (1)	Neurocrine Biosciences, Inc.	439,683	0.1
3,622 (1)	Novocure Ltd.	54,076	0.0
8,818	Organon & Co.	127,156	0.0
1,252 (1)	Penumbra, Inc.	314,928	0.1
4,657	Perrigo Co. PLC	149,862	0.0
4,093	Premier, Inc. - Class A	91,519	0.0
7,960 (1)	QIAGEN NV	345,703	0.1
3,867	Quest Diagnostics, Inc.	533,182	0.1
1,844 (1)	QuidelOrtho Corp.	135,903	0.0
5,277 (1)	R1 RCM, Inc.	55,778	0.0
1,917 (1)	Repligen Corp.	344,677	0.1
5,015	ResMed, Inc.	862,680	0.2
4,283	Revvity, Inc.	468,175	0.1
12,288 (1)	Roivant Sciences Ltd.	137,994	0.0
12,821	Royalty Pharma PLC - Class A	360,142	0.1
3,088 (1)	Sarepta Therapeutics, Inc.	297,776	0.1
1,252 (1)	Shockwave Medical, Inc.	238,581	0.1
3,408 (1)	Sotera Health Co.	57,425	0.0
3,425	STERIS PLC	752,986	0.2
2,224 (1)	Tandem Diabetes Care, Inc.	65,786	0.0
5,694 (1)	Teladoc Health, Inc.	122,706	0.0
1,622	Teleflex, Inc.	404,429	0.1
3,484 (1)	Tenet Healthcare Corp.	263,286	0.1
2,714 (1)	Ultragenyx Pharmaceutical, Inc.	129,783	0.0
1,558 (1)	United Therapeutics Corp.	342,589	0.1
2,071	Universal Health Services, Inc. - Class B	315,703	0.1
5,002 (1)	Veeva Systems, Inc. - Class A	962,985	0.3
41,308	Viatris, Inc.	447,366	0.1
2,022 (1)	Waters Corp.	665,703	0.2
2,556	West Pharmaceutical Services, Inc.	900,019	0.2
7,253	Zimmer Biomet Holdings, Inc.	882,690	0.2
		37,734,888	10.0
	Industrials: 18.3%
4,180	A. O. Smith Corp.	344,599	0.1
1,078	Acuity Brands, Inc.	220,807	0.1
2,354	Advanced Drainage Systems, Inc.	331,067	0.1
4,520	AECOM	417,784	0.1
2,160	AGCO Corp.	262,246	0.1
3,571	Air Lease Corp.	149,768	0.0
4,327 (1)	Alaska Air Group, Inc.	169,056	0.0
3,030	Allegion PLC	383,871	0.1
3,082	Allison Transmission Holdings, Inc.	179,218	0.0
3,463	AMERCO	243,934	0.1
22,426 (1)	American Airlines Group, Inc.	308,133	0.1
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,944	AMETEK, Inc.	$1,309,886	0.3
1,514	Armstrong World Industries, Inc.	148,856	0.0
687	Avis Budget Group, Inc.	121,778	0.0
2,431 (1)	Axon Enterprise, Inc.	628,000	0.2
4,553 (1)	AZEK Co., Inc.	174,152	0.0
4,427	Booz Allen Hamilton Holding Corp.	566,258	0.2
4,247 (1)	Builders FirstSource, Inc.	708,994	0.2
3,152	BWX Technologies, Inc.	241,853	0.1
762 (1)	CACI International, Inc. - Class A	246,781	0.1
1,671	Carlisle Cos., Inc.	522,071	0.1
28,779	Carrier Global Corp.	1,653,354	0.4
5,092 (1)	Ceridian HCM Holding, Inc.	341,775	0.1
3,969	CH Robinson Worldwide, Inc.	342,882	0.1
10,312 (1)(2)	ChargePoint Holdings, Inc.	24,130	0.0
2,993	Cintas Corp.	1,803,761	0.5
16,246 (1)	Clarivate PLC	150,438	0.0
1,747 (1)	Clean Harbors, Inc.	304,869	0.1
33,748	CNH Industrial NV	411,051	0.1
29,637 (1)	Copart, Inc.	1,452,213	0.4
4,627 (1)	Core & Main, Inc. - Class A	186,977	0.1
13,963 (1)	CoStar Group, Inc.	1,220,227	0.3
1,656	Crane Co.	195,640	0.1
1,660	Crane Holdings Co.	94,404	0.0
4,898	Cummins, Inc.	1,173,414	0.3
1,317	Curtiss-Wright Corp.	293,414	0.1
22,164	Delta Air Lines, Inc.	891,658	0.2
4,180	Donaldson Co., Inc.	273,163	0.1
4,817	Dover Corp.	740,903	0.2
2,145 (1)	Driven Brands Holdings, Inc.	30,588	0.0
9,403	Dun & Bradstreet Holdings, Inc.	110,015	0.0
1,602	EMCOR Group, Inc.	345,119	0.1
4,209	Equifax, Inc.	1,040,844	0.3
1,947	Esab Corp.	168,649	0.0
5,086	Expeditors International of Washington, Inc.	646,939	0.2
19,722	Fastenal Co.	1,277,394	0.3
7,056	Ferguson PLC	1,362,302	0.4
4,515	Flowserve Corp.	186,108	0.1
12,214	Fortive Corp.	899,317	0.2
4,364	Fortune Brands Innovations, Inc.	332,275	0.1
1,149 (1)	FTI Consulting, Inc.	228,823	0.1
3,859 (1)	Gates Industrial Corp. PLC	51,788	0.0
2,100 (1)	Generac Holdings, Inc.	271,404	0.1
6,112	Genpact Ltd.	212,148	0.1

See Accompanying Notes to Financial Statements

 70

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,769	Graco, Inc.	$500,518	0.1
4,039 (1)	GXO Logistics, Inc.	247,025	0.1
4,582 (1)	Hayward Holdings, Inc.	62,315	0.0
1,558	HEICO Corp.	278,679	0.1
2,801	HEICO Corp. - Class A	398,974	0.1
4,534 (1)	Hertz Global Holdings, Inc.	47,108	0.0
2,909	Hexcel Corp.	214,539	0.1
13,098	Howmet Aerospace, Inc.	708,864	0.2
1,850	Hubbell, Inc.	608,520	0.2
1,353	Huntington Ingalls Industries, Inc.	351,293	0.1
2,611	IDEX Corp.	566,874	0.2
13,979	Ingersoll Rand, Inc.	1,081,136	0.3
2,853	ITT, Inc.	340,420	0.1
4,345	Jacobs Solutions, Inc.	563,981	0.2
2,842	JB Hunt Transport Services, Inc.	567,661	0.2
4,622	KBR, Inc.	256,105	0.1
2,035 (1)	Kirby Corp.	159,707	0.0
5,392	Knight-Swift Transportation Holdings, Inc.	310,849	0.1
1,234	Landstar System, Inc.	238,964	0.1
4,713	Leidos Holdings, Inc.	510,135	0.1
1,104	Lennox International, Inc.	494,062	0.1
1,927	Lincoln Electric Holdings, Inc.	419,045	0.1
11,851 (1)	Lyft, Inc. - Class A	177,646	0.0
1,698	ManpowerGroup, Inc.	134,940	0.0
7,764	Masco Corp.	520,033	0.1
2,146 (1)	MasTec, Inc.	162,495	0.0
6,975	MDU Resources Group, Inc.	138,105	0.0
1,853 (1)	Mercury Systems, Inc.	67,764	0.0
1,836 (1)	Middleby Corp.	270,204	0.1
1,272	MSA Safety, Inc.	214,752	0.1
1,620	MSC Industrial Direct Co., Inc. - Class A	164,041	0.0
1,975	Nordson Corp.	521,716	0.1
5,679	nVent Electric PLC	335,572	0.1
3,407	Old Dominion Freight Line, Inc.	1,380,959	0.4
2,250	Oshkosh Corp.	243,922	0.1
14,279	Otis Worldwide Corp.	1,277,542	0.3
3,058	Owens Corning	453,287	0.1
17,711	PACCAR, Inc.	1,729,479	0.5
4,414	Parker-Hannifin Corp.	2,033,530	0.5
2,222 (1)	Paycor HCM, Inc.	47,973	0.0
5,665	Pentair PLC	411,902	0.1
18,150 (1)(2)	Plug Power, Inc.	81,675	0.0
4,964	Quanta Services, Inc.	1,071,231	0.3
6,271	RB Global, Inc.	419,467	0.1
976 (1)	RBC Bearings, Inc.	278,053	0.1
2,283	Regal Rexnord Corp.	337,930	0.1
7,134	Republic Services, Inc.	1,176,468	0.3
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,566	Robert Half International, Inc.	$313,523	0.1
3,969	Rockwell Automation, Inc.	1,232,295	0.3
8,814	Rollins, Inc.	384,907	0.1
1,510	Ryder System, Inc.	173,741	0.0
917 (1)	Saia, Inc.	401,848	0.1
1,890	Schneider National, Inc. - Class B	48,100	0.0
1,819	Science Applications International Corp.	226,138	0.1
5,207	Sensata Technologies Holding PLC	195,627	0.1
1,534 (1)	SiteOne Landscape Supply, Inc.	249,275	0.1
1,797	Snap-on, Inc.	519,045	0.1
20,529	Southwest Airlines Co.	592,878	0.2
3,608 (1)	Spirit AeroSystems Holdings, Inc. - Class A	114,662	0.0
7,504	SS&C Technologies Holdings, Inc.	458,569	0.1
5,287	Stanley Black & Decker, Inc.	518,655	0.1
3,179 (1)	Stericycle, Inc.	157,551	0.0
7,284 (1)	Sunrun, Inc.	142,985	0.0
1,829	Tetra Tech, Inc.	305,315	0.1
6,759	Textron, Inc.	543,559	0.1
2,111	Timken Co.	169,197	0.0
3,593	Toro Co.	344,892	0.1
7,866	Trane Technologies PLC	1,918,517	0.5
1,831	TransDigm Group, Inc.	1,852,240	0.5
6,668	TransUnion	458,158	0.1
3,749 (1)	Trex Co., Inc.	310,380	0.1
263 (1)	U-Haul Holding Co.	18,883	0.0
11,280 (1)	United Airlines Holdings, Inc.	465,413	0.1
2,337	United Rentals, Inc.	1,340,083	0.4
716	Valmont Industries, Inc.	167,193	0.0
4,929	Verisk Analytics, Inc.	1,177,341	0.3
11,851	Vertiv Holdings Co. - Class A	569,204	0.2
4,042	Vestis Corp.	85,448	0.0
1,146	Watsco, Inc.	491,027	0.1
1,527	WESCO International, Inc.	265,515	0.1
6,158	Westinghouse Air Brake Technologies Corp.	781,450	0.2
6,623 (1)	WillScot Mobile Mini Holdings Corp.	294,723	0.1
2,066	Woodward, Inc.	281,245	0.1
1,526	WW Grainger, Inc.	1,264,581	0.3
3,932 (1)	XPO, Inc.	344,404	0.1
8,190	Xylem, Inc.	936,608	0.3
		69,089,733	18.3
	Information Technology: 14.4%
5,159 (1)	Akamai Technologies, Inc.	610,568	0.2

See Accompanying Notes to Financial Statements

 71

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2023 (continued)

			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
2,588 (1)	Allegro MicroSystems, Inc.	$78,339	0.0
2,114 (1)	Alteryx, Inc. - Class A	99,696	0.0
4,047	Amdocs Ltd.	355,691	0.1
20,142	Amphenol Corp. - Class A	1,996,676	0.5
2,997 (1)	ANSYS, Inc.	1,087,551	0.3
7,252 (1)	AppLovin Corp. - Class A	288,992	0.1
1,913 (1)	Arrow Electronics, Inc.	233,864	0.1
948 (1)	Aspen Technology, Inc.	208,702	0.1
3,136	Avnet, Inc.	158,054	0.0
6,717	Bentley Systems, Inc. - Class B	350,493	0.1
3,541 (1)	BILL Holdings, Inc.	288,910	0.1
4,047	Broadridge Financial Solutions, Inc.	832,670	0.2
6,944 (1)	CCC Intelligent Solutions Holdings, Inc.	79,092	0.0
4,668	CDW Corp.	1,061,130	0.3
5,120 (1)	Ciena Corp.	230,451	0.1
1,906 (1)	Cirrus Logic, Inc.	158,560	0.0
10,040 (1)	Cloudflare, Inc. - Class A	835,930	0.2
5,963	Cognex Corp.	248,896	0.1
17,547	Cognizant Technology Solutions Corp. - Class A	1,325,325	0.4
4,484 (1)	Coherent Corp.	195,189	0.1
1,515	Concentrix Corp.	148,788	0.0
6,389 (1)	Confluent, Inc. - Class A	149,503	0.0
26,270	Corning, Inc.	799,922	0.2
7,375 (1)	Crowdstrike Holdings, Inc. - Class A	1,882,985	0.5
9,432 (1)	Datadog, Inc. - Class A	1,144,856	0.3
6,984 (1)	DocuSign, Inc.	415,199	0.1
2,042	Dolby Laboratories, Inc. - Class A	175,980	0.0
4,746 (1)	DoubleVerify Holdings, Inc.	174,558	0.0
8,913 (1)	Dropbox, Inc. - Class A	262,755	0.1
7,068 (1)	DXC Technology Co.	161,645	0.0
8,302 (1)	Dynatrace, Inc.	454,036	0.1
2,739 (1)	Elastic NV	308,685	0.1
4,596 (1)	Enphase Energy, Inc.	607,315	0.2
5,156	Entegris, Inc.	617,792	0.2
1,920 (1)	EPAM Systems, Inc.	570,893	0.2
1,633 (1)	Euronet Worldwide, Inc.	165,733	0.0
2,042 (1)	F5, Inc.	365,477	0.1
837 (1)	Fair Isaac Corp.	974,276	0.3
3,675 (1)	First Solar, Inc.	633,129	0.2
2,454 (1)	Five9, Inc.	193,105	0.1
2,482 (1)	FleetCor Technologies, Inc.	701,438	0.2
2,651 (1)	Gartner, Inc.	1,195,893	0.3
19,127	Gen Digital, Inc.	436,478	0.1
			Percentage
			of Net
Shares		Value	Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
3,028 (1)	Gitlab, Inc. - Class A	$190,643	0.0
2,708 (1)	GLOBALFOUNDRIES, Inc.	164,105	0.0
1,423 (1)	Globant SA	338,646	0.1
5,071 (1)	GoDaddy, Inc. - Class A	538,337	0.1
2,816 (1)	Guidewire Software, Inc.	307,057	0.1
3,357 (1)	HashiCorp, Inc. - Class A	79,359	0.0
44,234	Hewlett Packard Enterprise Co.	751,093	0.2
29,844	HP, Inc.	898,006	0.2
1,577 (1)	HubSpot, Inc.	915,512	0.2
1,468 (1)	Informatica, Inc. - Class A	41,677	0.0
1,035 (1)	IPG Photonics Corp.	112,339	0.0
4,307	Jabil, Inc.	548,712	0.1
2,511	Jack Henry & Associates, Inc.	410,323	0.1
10,989	Juniper Networks, Inc.	323,956	0.1
6,129 (1)	Keysight Technologies, Inc.	975,063	0.3
7,839 (1)	Kyndryl Holdings, Inc.	162,894	0.0
4,703 (1)	Lattice Semiconductor Corp.	324,460	0.1
835	Littelfuse, Inc.	223,413	0.1
2,307 (1)	Lumentum Holdings, Inc.	120,933	0.0
2,128 (1)	Manhattan Associates, Inc.	458,201	0.1
29,521	Marvell Technology, Inc.	1,780,412	0.5
18,579	Microchip Technology, Inc.	1,675,454	0.4
2,291	MKS Instruments, Inc.	235,675	0.1
2,311 (1)	MongoDB, Inc.	944,852	0.3
1,587	Monolithic Power Systems, Inc.	1,001,048	0.3
2,408 (1)	nCino, Inc.	80,981	0.0
2,202 (1)	NCR Atleos Corp.	53,487	0.0
4,404 (1)	NCR Corp.	74,472	0.0
7,279	NetApp, Inc.	641,717	0.2
8,391 (1)	Nutanix, Inc. - Class A	400,167	0.1
5,280 (1)	Okta, Inc.	477,998	0.1
14,893 (1)	ON Semiconductor Corp.	1,244,012	0.3
65,808 (1)	Palantir Technologies, Inc. - Class A	1,129,923	0.3
11,131	Paychex, Inc.	1,325,813	0.4
1,783	Paycom Software, Inc.	368,582	0.1
1,450 (1)	Paylocity Holding Corp.	239,032	0.1
1,447	Pegasystems, Inc.	70,700	0.0
2,748 (1)	Procore Technologies, Inc.	190,217	0.0
3,956 (1)	PTC, Inc.	692,142	0.2
9,835 (1)	Pure Storage, Inc. - Class A	350,716	0.1
3,380 (1)	Qorvo, Inc.	380,622	0.1

See Accompanying Notes to Financial Statements

 72

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
2,945 (1)	RingCentral, Inc. - Class A	$99,983	0.0
8,068 (1)	SentinelOne, Inc. - Class A	221,386	0.1
5,491	Skyworks Solutions, Inc.	617,298	0.2
4,417 (1)	Smartsheet, Inc. - Class A	211,221	0.1
5,372 (1)	Splunk, Inc.	818,424	0.2
1,821	TD SYNNEX Corp.	195,958	0.1
1,609 (1)	Teledyne Technologies, Inc.	718,081	0.2
3,427 (1)	Teradata Corp.	149,109	0.0
5,323	Teradyne, Inc.	577,652	0.2
8,508 (1)	Trimble, Inc.	452,626	0.1
5,845 (1)	Twilio, Inc. - Class A	443,460	0.1
1,437 (1)	Tyler Technologies, Inc.	600,838	0.2
141	Ubiquiti, Inc.	19,678	0.0
13,140 (1)	UiPath, Inc. - Class A	326,398	0.1
10,055 (1)	Unity Software, Inc.	411,149	0.1
1,613	Universal Display Corp.	308,502	0.1
3,067 (1)	VeriSign, Inc.	631,679	0.2
4,034 (1)(2)	Viasat, Inc.	112,750	0.0
5,372	Vontier Corp.	185,603	0.0
11,202 (1)	Western Digital Corp.	586,649	0.2
12,573	Western Union Co.	149,870	0.0
4,281 (1)	Wolfspeed, Inc.	186,266	0.0
1,767 (1)	Zebra Technologies Corp. - Class A	482,974	0.1
8,786 (1)	Zoom Video Communications, Inc. - Class A	631,801	0.2
3,057 (1)	Zscaler, Inc.	677,309	0.2
		54,324,635	14.4

	Materials: 5.7%
4,043	Albemarle Corp.	584,133	0.2
6,137	Alcoa Corp.	208,658	0.1
49,761	Amcor PLC	479,696	0.1
2,258	AptarGroup, Inc.	279,134	0.1
4,917	Ardagh Metal Packaging SA	18,881	0.0
1,637	Ashland, Inc.	138,015	0.0
2,788	Avery Dennison Corp.	563,622	0.2
7,638 (1)	Axalta Coating Systems Ltd.	259,463	0.1
10,639	Ball Corp.	611,955	0.2
4,116	Berry Global Group, Inc.	277,377	0.1
3,412	Celanese Corp.	530,122	0.1
6,649	CF Industries Holdings, Inc.	528,595	0.1
5,131	Chemours Co.	161,832	0.0
17,202 (1)	Cleveland-Cliffs, Inc.	351,265	0.1
24,642	Corteva, Inc.	1,180,845	0.3
3,663	Crown Holdings, Inc.	337,326	0.1
15,859	DuPont de Nemours, Inc.	1,220,033	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
1,193	Eagle Materials, Inc.	$241,988	0.1
4,094	Eastman Chemical Co.	367,723	0.1
7,704	Element Solutions, Inc.	178,271	0.0
4,312	FMC Corp.	271,872	0.1
53,704 (1)(2)	Ginkgo Bioworks Holdings, Inc.	90,760	0.0
10,512	Graphic Packaging Holding Co.	259,121	0.1
5,838	Huntsman Corp.	146,709	0.0
8,818	International Flavors & Fragrances, Inc.	713,993	0.2
11,958	International Paper Co.	432,282	0.1
2,218	Louisiana-Pacific Corp.	157,101	0.0
8,935	LyondellBasell Industries NV - Class A	849,540	0.2
2,132	Martin Marietta Materials, Inc.	1,063,676	0.3
11,427	Mosaic Co.	408,287	0.1
3,590 (1)	MP Materials Corp.	71,262	0.0
215	NewMarket Corp.	117,353	0.0
8,587	Nucor Corp.	1,494,481	0.4
4,227	Olin Corp.	228,047	0.1
3,055	Packaging Corp. of America	497,690	0.1
8,107	PPG Industries, Inc.	1,212,402	0.3
1,994	Reliance Steel & Aluminum Co.	557,682	0.2
2,263	Royal Gold, Inc.	273,732	0.1
4,391	RPM International, Inc.	490,167	0.1
1,425	Scotts Miracle-Gro Co.	90,844	0.0
4,963	Sealed Air Corp.	181,249	0.1
2,884	Silgan Holdings, Inc.	130,501	0.0
3,375	Sonoco Products Co.	188,561	0.1
7,023	SSR Mining, Inc.	75,567	0.0
5,388	Steel Dynamics, Inc.	636,323	0.2
7,645	United States Steel Corp.	371,929	0.1
4,779 (1)	Valvoline, Inc.	179,595	0.1
4,576	Vulcan Materials Co.	1,038,798	0.3
1,117	Westlake Corp.	156,335	0.0
8,770	Westrock Co.	364,130	0.1
		21,268,923	5.7

	Real Estate: 7.5%
3,422	Agree Realty Corp.	215,415	0.1
5,923	Alexandria Real Estate Equities, Inc.	750,859	0.2
11,497	American Homes 4 Rent - Class A	413,432	0.1
9,322	Americold Realty Trust, Inc.	282,177	0.1
5,136	Apartment Income REIT Corp.	178,373	0.1
4,895	AvalonBay Communities, Inc.	916,442	0.2
5,415	Boston Properties, Inc.	379,971	0.1
10,334	Brixmor Property Group, Inc.	240,472	0.1
3,582	Camden Property Trust	355,657	0.1

See Accompanying Notes to Financial Statements

73

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
10,495 (1)	CBRE Group, Inc. - Class A	$976,980	0.3
5,223	Cousins Properties, Inc.	127,180	0.0
7,722	CubeSmart	357,915	0.1
10,436	Digital Realty Trust, Inc.	1,404,477	0.4
1,580	EastGroup Properties, Inc.	289,993	0.1
2,562	EPR Properties	124,129	0.0
6,134	Equity LifeStyle Properties, Inc.	432,692	0.1
12,883	Equity Residential	787,924	0.2
2,205	Essex Property Trust, Inc.	546,708	0.1
7,223	Extra Space Storage, Inc.	1,158,064	0.3
2,791	Federal Realty Investment Trust	287,613	0.1
4,556	First Industrial Realty Trust, Inc.	239,965	0.1
8,835	Gaming and Leisure Properties, Inc.	436,007	0.1
13,113	Healthcare Realty Trust, Inc.	225,937	0.1
18,893	Healthpeak Properties, Inc.	374,081	0.1
3,591	Highwoods Properties, Inc.	82,449	0.0
24,412	Host Hotels & Resorts, Inc.	475,302	0.1
1,162 (1)	Howard Hughes Holdings, Inc.	99,409	0.0
21,108	Invitation Homes, Inc.	719,994	0.2
10,001	Iron Mountain, Inc.	699,870	0.2
1,636 (1)	Jones Lang LaSalle, Inc.	308,991	0.1
4,026	Kilroy Realty Corp.	160,396	0.0
22,653	Kimco Realty Corp.	482,735	0.1
3,000	Lamar Advertising Co. - Class A	318,840	0.1
20,490 (2)	Medical Properties Trust, Inc.	100,606	0.0
4,009	Mid-America Apartment Communities, Inc.	539,050	0.1
6,263	National Retail Properties, Inc.	269,935	0.1
2,785	National Storage Affiliates Trust	115,494	0.0
488	NET Lease Office Properties	9,018	0.0
8,451	Omega Healthcare Investors, Inc.	259,108	0.1
7,371	Park Hotels & Resorts, Inc.	112,776	0.0
5,067	Rayonier, Inc.	169,289	0.0
25,031	Realty Income Corp.	1,437,280	0.4
6,238	Regency Centers Corp.	417,946	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
7,269	Rexford Industrial Realty, Inc.	$407,791	0.1
3,709	SBA Communications Corp.	940,936	0.3
11,208	Simon Property Group, Inc.	1,598,709	0.4
4,864	Spirit Realty Capital, Inc.	212,508	0.1
6,276	STAG Industrial, Inc.	246,396	0.1
4,244	Sun Communities, Inc.	567,211	0.2
11,329	UDR, Inc.	433,787	0.1
13,798	Ventas, Inc.	687,692	0.2
35,731	VICI Properties, Inc.	1,139,104	0.3
6,101	Vornado Realty Trust	172,353	0.1
18,552	Welltower, Inc.	1,672,834	0.4
25,295	Weyerhaeuser Co.	879,507	0.2
7,320	WP Carey, Inc.	474,409	0.1
1,908 (1)	Zillow Group, Inc. - Class A	108,222	0.0
5,333 (1)	Zillow Group, Inc. - Class C	308,567	0.1
		28,130,977	7.5

	Utilities: 5.0%
23,064	AES Corp.	443,982	0.1
8,677	Alliant Energy Corp.	445,130	0.1
9,045	Ameren Corp.	654,315	0.2
6,730	American Water Works Co., Inc.	888,293	0.2
5,116	Atmos Energy Corp.	592,944	0.2
2,452	Avangrid, Inc.	79,469	0.0
4,599	Brookfield Renewable Corp. - Class A	132,405	0.0
21,796	CenterPoint Energy, Inc.	622,712	0.2
1,196	Clearway Energy, Inc. - Class A	30,594	0.0
2,827	Clearway Energy, Inc. - Class C	77,545	0.0
10,045	CMS Energy Corp.	583,313	0.2
11,986	Consolidated Edison, Inc.	1,090,366	0.3
11,115	Constellation Energy Corp.	1,299,232	0.3
7,116	DTE Energy Co.	784,610	0.2
13,055	Edison International	933,302	0.3
7,310	Entergy Corp.	739,699	0.2
8,382	Essential Utilities, Inc.	313,068	0.1
7,689	Evergy, Inc.	401,366	0.1
12,040	Eversource Energy	743,109	0.2
18,809	FirstEnergy Corp.	689,538	0.2
3,783	Hawaiian Electric Industries, Inc.	53,681	0.0
1,743	IDACORP, Inc.	171,372	0.0
3,066	National Fuel Gas Co.	153,821	0.0
14,275	NiSource, Inc.	379,001	0.1
7,862	NRG Energy, Inc.	406,465	0.1
6,902	OGE Energy Corp.	241,087	0.1
70,390	PG&E Corp.	1,269,132	0.3

See Accompanying Notes to Financial Statements

74

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
3,909	Pinnacle West Capital Corp.	$280,823	0.1
25,492	PPL Corp.	690,833	0.2
17,178	Public Service Enterprise Group, Inc.	1,050,435	0.3
7,212	UGI Corp.	177,415	0.1
12,547	Vistra Corp.	483,310	0.1
10,900	WEC Energy Group, Inc.	917,453	0.2
19,033	Xcel Energy, Inc.	1,178,333	0.3
		18,998,153	5.0

	Total Common Stock (Cost $341,886,341)	366,870,874	97.3
EXCHANGE-TRADED FUNDS: 2.3%
110,012	iShares Russell Mid-Cap ETF	8,551,233	2.3
	Total Exchange-Traded Funds (Cost $7,764,388)	8,551,233	2.3
	Total Long-Term Investments (Cost $349,650,729)	375,422,107	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Repurchase Agreements: 0.4%
289,142 (4)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $289,311, collateralized by various U.S. Government Securities, 0.000%- 3.125%, Market Value plus accrued interest $294,925, due 08/31/27-05/15/48)	289,142	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
1,000,000 (4)	JPMorgan Chase & Co., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $1,000,584, collateralized by various U.S. Government Securities, 2.500%-5.000%, Market Value plus accrued interest $1,020,000, due 02/15/29-08/15/53)	$1,000,000	0.3
	Total Repurchase Agreements (Cost $1,289,142)	1,289,142	0.4
Shares	RA	Value	Percentage of Net Assets
	Mutual Funds: 0.3%
1,177,000 (5)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $1,177,000)	$1,177,000	0.3
	Total Short-Term Investments (Cost $2,466,142)	2,466,142	0.7
	Total Investments in Securities (Cost $352,116,871)	$377,888,249	100.3
	Liabilities in Excess of Other Assets	(954,211)	(0.3)
	Net Assets	$376,934,038	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.

(2)	Security, or a portion of the security, is on loan.

(3)	Investment in affiliate.

(4)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.

(5)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

75

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$366,870,874	$—	$—	$366,870,874
Exchange-Traded Funds	8,551,233	—	—	8,551,233
Short-Term Investments	1,177,000	1,289,142	—	2,466,142
Total Investments, at fair value	$376,599,107	$1,289,142	$—	$377,888,249
Other Financial Instruments+
Futures	66,735	—	—	66,735
Total Assets	$376,665,842	$1,289,142	$—	$377,954,984

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control with the issuer, results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the year ended December 31, 2023, where the following issuers were considered an affiliate:

Issuer	Beginning Fair Value at 1/27/2023	Purchases at Cost	Sales at Cost	Change In Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2023	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$—	$241,881	$(5,719)	$10,589	$246,751	$3,931	$303	$—
	$—	$241,881	$(5,719)	$10,589	$246,751	$3,931	$303	$—

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series MC Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P Mid 400 E-Mini Index	5	03/15/24	$1,404,750	$66,735
			$1,404,750	$66,735

See Accompanying Notes to Financial Statements

76

Voya VACS Index Series MC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$66,735
Total Asset Derivatives		$66,735

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(7,259)
Total	$(7,259)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$66,735
Total	$66,735

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $352,861,594.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$46,171,723
Gross Unrealized Depreciation	(21,078,333)
Net Unrealized Appreciation	$25,093,390

See Accompanying Notes to Financial Statements

77

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 98.6%
	Communication Services: 8.5%
508,372 (1)	Alphabet, Inc. - Class A	$71,014,485	2.1
427,860 (1)	Alphabet, Inc. - Class C	60,298,310	1.7
614,206	AT&T, Inc.	10,306,377	0.3
8,641 (1)	Charter Communications, Inc. - Class A	3,358,584	0.1
344,954	Comcast Corp. - Class A	15,126,233	0.4
21,025	Electronic Arts, Inc.	2,876,430	0.1
21,237	Fox Corp. - Class A	630,102	0.0
11,343	Fox Corp. - Class B	313,634	0.0
32,901	Interpublic Group of Cos., Inc.	1,073,889	0.0
12,191 (1)	Live Nation Entertainment, Inc.	1,141,077	0.0
23,349 (1)	Match Group, Inc.	852,238	0.0
190,670 (1)	Meta Platforms, Inc. - Class A	67,489,553	2.0
37,598 (1)	Netflix, Inc.	18,305,714	0.5
32,755	News Corp. - Class A	804,135	0.0
9,932	News Corp. - Class B	255,451	0.0
16,988	Omnicom Group, Inc.	1,469,632	0.1
41,463	Paramount Global - Class B	613,238	0.0
13,580 (1)	Take-Two Interactive Software, Inc.	2,185,701	0.1
43,711	T-Mobile US, Inc.	7,008,185	0.2
361,143	Verizon Communications, Inc.	13,615,091	0.4
157,183	Walt Disney Co.	14,192,053	0.4
190,713 (1)	Warner Bros Discovery, Inc.	2,170,314	0.1
		295,100,426	8.5
	Consumer Discretionary: 11.0%
37,346 (1)	Airbnb, Inc. - Class A	5,084,284	0.1
781,194 (1)	Amazon.com, Inc.	118,694,616	3.4
24,318 (1)	Aptiv PLC	2,181,811	0.1
1,515 (1)	AutoZone, Inc.	3,917,199	0.1
19,533	Bath & Body Works, Inc.	843,044	0.0
16,699	Best Buy Co., Inc.	1,307,198	0.0
2,997 (1)	Booking Holdings, Inc.	10,631,018	0.3
20,212	BorgWarner, Inc.	724,600	0.0
18,511 (1)	Caesars Entertainment, Inc.	867,796	0.0
13,603 (1)	CarMax, Inc.	1,043,894	0.0
86,615 (1)	Carnival Corp.	1,605,842	0.1
2,358 (1)	Chipotle Mexican Grill, Inc.	5,392,652	0.2
10,335	Darden Restaurants, Inc.	1,698,040	0.1
18,860	Dollar General Corp.	2,564,017	0.1
17,954 (1)	Dollar Tree, Inc.	2,550,366	0.1
2,996	Domino’s Pizza, Inc.	1,235,041	0.0
25,888	DR Horton, Inc.	3,934,458	0.1
44,583	eBay, Inc.	1,944,710	0.1
10,286 (1)	Etsy, Inc.	833,680	0.0
11,453 (1)	Expedia Group, Inc.	1,738,451	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
338,034	Ford Motor Co.	$4,120,634	0.1
13,169	Garmin Ltd.	1,692,743	0.1
117,642	General Motors Co.	4,225,701	0.1
12,075	Genuine Parts Co.	1,672,388	0.1
11,214	Hasbro, Inc.	572,587	0.0
22,029	Hilton Worldwide Holdings, Inc.	4,011,261	0.1
85,908	Home Depot, Inc.	29,771,417	0.9
31,741	Las Vegas Sands Corp.	1,561,975	0.0
21,489	Lennar Corp. - Class A	3,202,721	0.1
23,005	LKQ Corp.	1,099,409	0.0
49,576	Lowe’s Cos., Inc.	11,033,139	0.3
9,892 (1)	Lululemon Athletica, Inc.	5,057,681	0.1
21,192	Marriott International, Inc. - Class A	4,779,008	0.1
62,309	McDonald’s Corp.	18,475,242	0.5
23,474	MGM Resorts International	1,048,818	0.0
4,545 (1)	Mohawk Industries, Inc.	470,407	0.0
105,146	NIKE, Inc. - Class B	11,415,701	0.3
36,580 (1)	Norwegian Cruise Line Holdings Ltd.	733,063	0.0
273 (1)	NVR, Inc.	1,911,123	0.1
5,082 (1)	O’Reilly Automotive, Inc.	4,828,307	0.1
3,323	Pool Corp.	1,324,913	0.0
18,520	PulteGroup, Inc.	1,911,634	0.1
3,415	Ralph Lauren Corp.	492,443	0.0
29,089	Ross Stores, Inc.	4,025,627	0.1
20,265 (1)	Royal Caribbean Cruises Ltd.	2,624,115	0.1
98,152	Starbucks Corp.	9,423,574	0.3
19,688	Tapestry, Inc.	724,715	0.0
39,687	Target Corp.	5,652,223	0.2
237,578 (1)	Tesla, Inc.	59,033,381	1.7
98,280	TJX Cos., Inc.	9,219,647	0.3
9,287	Tractor Supply Co.	1,996,984	0.1
4,229 (1)	Ulta Beauty, Inc.	2,072,168	0.1
28,421	VF Corp.	534,315	0.0
4,713	Whirlpool Corp.	573,902	0.0
8,247	Wynn Resorts Ltd.	751,384	0.0
24,094	Yum! Brands, Inc.	3,148,122	0.1
		383,985,189	11.0
	Consumer Staples: 5.8%
151,931	Altria Group, Inc.	6,128,897	0.2
45,819	Archer-Daniels- Midland Co.	3,309,048	0.1
15,732	Brown-Forman Corp. - Class B	898,297	0.0
12,481	Bunge Global SA	1,259,957	0.0
16,916	Campbell Soup Co.	731,279	0.0
21,156	Church & Dwight Co., Inc.	2,000,511	0.1
10,647	Clorox Co.	1,518,156	0.0
334,253	Coca-Cola Co.	19,697,529	0.6
70,730	Colgate-Palmolive Co.	5,637,888	0.2

See Accompanying Notes to Financial Statements

78

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
41,089	Conagra Brands, Inc.	$1,177,611	0.0
13,870	Constellation Brands, Inc. - Class A	3,353,072	0.1
38,033	Costco Wholesale Corp.	25,104,823	0.7
19,937	Estee Lauder Cos., Inc. - Class A	2,915,786	0.1
49,933	General Mills, Inc.	3,252,636	0.1
12,885	Hershey Co.	2,402,279	0.1
24,894	Hormel Foods Corp.	799,346	0.0
9,123	J M Smucker Co.	1,152,965	0.0
22,666	Kellogg Co.	1,267,256	0.0
148,185	Kenvue, Inc.	3,190,423	0.1
86,502	Keurig Dr Pepper, Inc.	2,882,247	0.1
29,030	Kimberly-Clark Corp.	3,527,435	0.1
68,486	Kraft Heinz Co.	2,532,612	0.1
56,777	Kroger Co.	2,595,277	0.1
12,450	Lamb Weston Holdings, Inc.	1,345,720	0.0
21,590	McCormick & Co., Inc.	1,477,188	0.0
15,960	Molson Coors Beverage Co. - Class B	976,912	0.0
116,863	Mondelez International, Inc. - Class A	8,464,387	0.2
63,457 (1)	Monster Beverage Corp.	3,655,758	0.1
118,104	PepsiCo, Inc.	20,058,783	0.6
133,356	Philip Morris International, Inc.	12,546,132	0.4
202,463	Procter & Gamble Co.	29,668,928	0.9
43,312	Sysco Corp.	3,167,407	0.1
24,553	Tyson Foods, Inc. - Class A	1,319,724	0.0
61,608	Walgreens Boots Alliance, Inc.	1,608,585	0.1
122,543	Walmart, Inc.	19,318,904	0.6
		200,943,758	5.8
	Energy: 3.8%
26,420	APA Corp.	947,950	0.0
86,438	Baker Hughes Co.	2,954,451	0.1
150,811	Chevron Corp.	22,494,969	0.6
102,001	ConocoPhillips	11,839,256	0.3
64,615	Coterra Energy, Inc.	1,648,975	0.1
55,090	Devon Energy Corp.	2,495,577	0.1
15,375	Diamondback Energy, Inc.	2,384,355	0.1
50,065	EOG Resources, Inc.	6,055,362	0.2
35,335	EQT Corp.	1,366,051	0.0
344,098	Exxon Mobil Corp.	34,402,918	1.0
76,887	Halliburton Co.	2,779,465	0.1
23,761	Hess Corp.	3,425,386	0.1
166,120	Kinder Morgan, Inc.	2,930,357	0.1
50,274	Marathon Oil Corp.	1,214,620	0.0
32,617	Marathon Petroleum Corp.	4,839,058	0.1
56,720	Occidental Petroleum Corp.	3,386,751	0.1
50,083	ONEOK, Inc.	3,516,828	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
37,793	Phillips 66	$5,031,760	0.1
20,046	Pioneer Natural Resources Co.	4,507,944	0.1
122,199	Schlumberger NV	6,359,236	0.2
19,154	Targa Resources Corp.	1,663,908	0.1
29,246	Valero Energy Corp.	3,801,980	0.1
104,592	Williams Cos., Inc.	3,642,939	0.1
		133,690,096	3.8
	Financials: 10.6%
45,682	Aflac, Inc.	3,768,765	0.1
22,491	Allstate Corp.	3,148,290	0.1
49,455	American Express Co.	9,264,900	0.3
60,307	American International Group, Inc.	4,085,799	0.1
8,693	Ameriprise Financial, Inc.	3,301,862	0.1
17,199	Aon PLC - Class A	5,005,253	0.1
32,068 (1)	Arch Capital Group Ltd.	2,381,690	0.1
18,530	Arthur J Gallagher & Co.	4,167,026	0.1
4,518	Assurant, Inc.	761,238	0.0
591,435	Bank of America Corp.	19,913,616	0.6
66,065	Bank of New York Mellon Corp.	3,438,683	0.1
156,295 (1)	Berkshire Hathaway, Inc. - Class B	55,744,175	1.6
12,012	BlackRock, Inc.	9,751,342	0.3
61,027	Blackstone, Inc.	7,989,655	0.2
20,240	Brown & Brown, Inc.	1,439,266	0.0
32,716	Capital One Financial Corp.	4,289,722	0.1
9,073	Cboe Global Markets, Inc.	1,620,075	0.1
127,856	Charles Schwab Corp.	8,796,493	0.3
35,047	Chubb Ltd.	7,920,622	0.2
13,487	Cincinnati Financial Corp.	1,395,365	0.0
164,408	Citigroup, Inc.	8,457,148	0.2
40,050	Citizens Financial Group, Inc.	1,327,257	0.0
30,932	CME Group, Inc.	6,514,279	0.2
11,331	Comerica, Inc.	632,383	0.0
21,491	Discover Financial Services	2,415,588	0.1
3,732	Everest Re Group Ltd.	1,319,561	0.0
3,263	FactSet Research Systems, Inc.	1,556,614	0.0
50,942	Fidelity National Information Services, Inc.	3,060,086	0.1
58,545	Fifth Third Bancorp	2,019,217	0.1
51,558 (1)	Fiserv, Inc.	6,848,965	0.2
24,217	Franklin Resources, Inc.	721,424	0.0
22,355	Global Payments, Inc.	2,839,085	0.1
7,357	Globe Life, Inc.	895,494	0.0
28,014	Goldman Sachs Group, Inc.	10,806,961	0.3

See Accompanying Notes to Financial Statements

79

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
25,837	Hartford Financial Services Group, Inc.	$2,076,778	0.1
124,494	Huntington Bancshares, Inc.	1,583,564	0.1
49,212	Intercontinental Exchange, Inc.	6,320,297	0.2
38,574	Invesco Ltd.	688,160	0.0
248,345	JPMorgan Chase & Co.	42,243,484	1.2
80,474	KeyCorp	1,158,826	0.0
15,726	Loews Corp.	1,094,372	0.0
14,264	M&T Bank Corp.	1,955,309	0.1
3,240	MarketAxess Holdings, Inc.	948,834	0.0
42,356	Marsh & McLennan Cos., Inc.	8,025,191	0.2
53,411	MetLife, Inc.	3,532,069	0.1
13,519	Moody’s Corp.	5,279,981	0.2
108,565	Morgan Stanley	10,123,686	0.3
6,800	MSCI, Inc.	3,846,420	0.1
29,149	Nasdaq, Inc.	1,694,723	0.1
17,799	Northern Trust Corp.	1,501,880	0.0
34,243	PNC Financial Services Group, Inc.	5,302,529	0.2
18,842	Principal Financial Group, Inc.	1,482,300	0.0
50,257	Progressive Corp.	8,004,935	0.2
31,011	Prudential Financial, Inc.	3,216,151	0.1
16,161	Raymond James Financial, Inc.	1,801,951	0.1
79,895	Regions Financial Corp.	1,548,365	0.0
27,832	S&P Global, Inc.	12,260,553	0.4
26,508	State Street Corp.	2,053,310	0.1
35,547	Synchrony Financial	1,357,540	0.0
19,197	T Rowe Price Group, Inc.	2,067,325	0.1
19,620	Travelers Cos., Inc.	3,737,414	0.1
114,528	Truist Financial Corp.	4,228,374	0.1
133,874	US Bancorp	5,794,067	0.2
17,493	W. R. Berkley Corp.	1,237,105	0.0
311,967	Wells Fargo & Co.	15,355,016	0.4
8,870	Willis Towers Watson PLC	2,139,444	0.1
12,738	Zions Bancorp NA	558,816	0.0
		371,816,668	10.6
	Health Care: 12.4%
149,072	Abbott Laboratories	16,408,355	0.5
151,664	AbbVie, Inc.	23,503,370	0.7
25,134	Agilent Technologies, Inc.	3,494,380	0.1
6,120 (1)	Align Technology, Inc.	1,676,880	0.0
14,334	AmerisourceBergen Corp.	2,943,917	0.1
45,993	Amgen, Inc.	13,246,904	0.4
43,543	Baxter International, Inc.	1,683,372	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
24,945	Becton Dickinson and Co.	$6,082,339	0.2
12,452 (1)	Biogen, Inc.	3,222,204	0.1
1,796 (1)	Bio-Rad Laboratories, Inc. - Class A	579,910	0.0
13,537	Bio-Techne Corp.	1,044,515	0.0
125,781 (1)	Boston Scientific Corp.	7,271,400	0.2
174,791	Bristol-Myers Squibb Co.	8,968,526	0.3
21,172	Cardinal Health, Inc.	2,134,138	0.1
15,500 (1)	Catalent, Inc.	696,415	0.0
45,889 (1)	Centene Corp.	3,405,423	0.1
4,408 (1)	Charles River Laboratories International, Inc.	1,042,051	0.0
25,137	Cigna Group	7,527,275	0.2
4,257	Cooper Cos., Inc.	1,611,019	0.0
110,333	CVS Health Corp.	8,711,894	0.3
56,503	Danaher Corp.	13,071,404	0.4
4,630 (1)	DaVita, Inc.	485,039	0.0
18,204	DENTSPLY SIRONA, Inc.	647,880	0.0
33,191 (1)	Dexcom, Inc.	4,118,671	0.1
52,100 (1)	Edwards Lifesciences Corp.	3,972,625	0.1
20,184	Elevance Health, Inc.	9,517,967	0.3
68,500	Eli Lilly & Co.	39,930,020	1.1
33,633	GE HealthCare Technologies, Inc.	2,600,504	0.1
107,038	Gilead Sciences, Inc.	8,671,148	0.3
17,015	HCA Healthcare, Inc.	4,605,620	0.1
11,228 (1)	Henry Schein, Inc.	850,072	0.0
21,061 (1)	Hologic, Inc.	1,504,808	0.0
10,576	Humana, Inc.	4,841,799	0.1
7,138 (1)	IDEXX Laboratories, Inc.	3,961,947	0.1
13,611 (1)	Illumina, Inc.	1,895,196	0.1
15,992 (1)	Incyte Corp.	1,004,138	0.0
6,003 (1)	Insulet Corp.	1,302,531	0.0
30,211 (1)	Intuitive Surgical, Inc.	10,191,983	0.3
15,745 (1)	IQVIA Holdings, Inc.	3,643,078	0.1
206,792	Johnson & Johnson	32,412,578	0.9
7,293	Laboratory Corp. of America Holdings	1,657,626	0.0
11,430	McKesson Corp.	5,291,861	0.2
114,296	Medtronic PLC	9,415,704	0.3
217,679	Merck & Co., Inc.	23,731,365	0.7
1,863 (1)	Mettler-Toledo International, Inc.	2,259,744	0.1
28,471 (1)	Moderna, Inc.	2,831,441	0.1
5,013 (1)	Molina Healthcare, Inc.	1,811,247	0.1
485,042	Pfizer, Inc.	13,964,359	0.4
9,650	Quest Diagnostics, Inc.	1,330,542	0.0
9,178 (1)	Regeneron Pharmaceuticals, Inc.	8,060,946	0.2
12,634	ResMed, Inc.	2,173,301	0.1
10,601	Revvity, Inc.	1,158,795	0.0
8,482	STERIS PLC	1,864,768	0.1
29,063	Stryker Corp.	8,703,206	0.3

See Accompanying Notes to Financial Statements

80

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,041	Teleflex, Inc.	$1,007,583	0.0
33,185	Thermo Fisher Scientific, Inc.	17,614,266	0.5
79,453	UnitedHealth Group, Inc.	41,829,621	1.2
5,241	Universal Health Services, Inc. - Class B	798,938	0.0
22,136 (1)	Vertex Pharmaceuticals, Inc.	9,006,917	0.3
103,140	Viatris, Inc.	1,117,006	0.0
5,082 (1)	Waters Corp.	1,673,147	0.0
6,351	West Pharmaceutical Services, Inc.	2,236,314	0.1
17,967	Zimmer Biomet Holdings, Inc.	2,186,584	0.1
39,439	Zoetis, Inc.	7,784,075	0.2
		433,992,651	12.4
	Industrials: 8.6%
47,462	3M Co.	5,188,546	0.2
10,551	A. O. Smith Corp.	869,824	0.0
7,548	Allegion PLC	956,256	0.0
56,178 (1)	American Airlines Group, Inc.	771,886	0.0
19,837	AMETEK, Inc.	3,270,923	0.1
35,332	Automatic Data Processing, Inc.	8,231,296	0.2
6,042 (1)	Axon Enterprise, Inc.	1,560,830	0.1
48,754 (1)	Boeing Co.	12,708,218	0.4
10,600 (1)	Builders FirstSource, Inc.	1,769,564	0.1
72,022	Carrier Global Corp.	4,137,664	0.1
43,823	Caterpillar, Inc.	12,957,146	0.4
13,380 (1)	Ceridian HCM Holding, Inc.	898,066	0.0
10,011	CH Robinson Worldwide, Inc.	864,850	0.0
7,436	Cintas Corp.	4,481,380	0.1
74,715 (1)	Copart, Inc.	3,661,035	0.1
35,110 (1)	CoStar Group, Inc.	3,068,263	0.1
169,755	CSX Corp.	5,885,406	0.2
12,179	Cummins, Inc.	2,917,723	0.1
23,008	Deere & Co.	9,200,209	0.3
55,323	Delta Air Lines, Inc.	2,225,644	0.1
12,027	Dover Corp.	1,849,873	0.1
34,307	Eaton Corp. PLC	8,261,812	0.2
48,973	Emerson Electric Co.	4,766,542	0.1
10,552	Equifax, Inc.	2,609,404	0.1
12,489	Expeditors International of Washington, Inc.	1,588,601	0.1
49,125	Fastenal Co.	3,181,826	0.1
19,870	FedEx Corp.	5,026,514	0.1
30,268	Fortive Corp.	2,228,633	0.1
5,277 (1)	Generac Holdings, Inc.	681,999	0.0
19,457	General Dynamics Corp.	5,052,399	0.2
93,495	General Electric Co.	11,932,767	0.3
56,631	Honeywell International, Inc.	11,876,087	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
33,671	Howmet Aerospace, Inc.	$1,822,275	0.1
4,611	Hubbell, Inc.	1,516,696	0.0
3,428	Huntington Ingalls Industries, Inc.	890,046	0.0
6,501	IDEX Corp.	1,411,432	0.0
23,521	Illinois Tool Works, Inc.	6,161,091	0.2
34,772	Ingersoll Rand, Inc.	2,689,266	0.1
10,827	Jacobs Solutions, Inc.	1,405,345	0.0
7,020	JB Hunt Transport Services, Inc.	1,402,175	0.0
58,496	Johnson Controls International PLC	3,371,709	0.1
16,262	L3Harris Technologies, Inc.	3,425,102	0.1
11,810	Leidos Holdings, Inc.	1,278,314	0.0
18,968	Lockheed Martin Corp.	8,597,056	0.3
19,340	Masco Corp.	1,295,393	0.0
4,655	Nordson Corp.	1,229,665	0.0
19,426	Norfolk Southern Corp.	4,591,918	0.1
12,176	Northrop Grumman Corp.	5,700,073	0.2
7,686	Old Dominion Freight Line, Inc.	3,115,366	0.1
35,156	Otis Worldwide Corp.	3,145,407	0.1
44,953	PACCAR, Inc.	4,389,660	0.1
11,031	Parker-Hannifin Corp.	5,081,982	0.2
14,197	Pentair PLC	1,032,264	0.0
12,485	Quanta Services, Inc.	2,694,263	0.1
123,519	Raytheon Technologies Corp.	10,392,889	0.3
17,568	Republic Services, Inc.	2,897,139	0.1
9,097	Robert Half International, Inc.	799,808	0.0
9,851	Rockwell Automation, Inc.	3,058,538	0.1
24,142	Rollins, Inc.	1,054,281	0.0
4,550	Snap-on, Inc.	1,314,222	0.0
51,215	Southwest Airlines Co.	1,479,089	0.0
13,175	Stanley Black & Decker, Inc.	1,292,468	0.0
16,837	Textron, Inc.	1,354,032	0.0
19,638	Trane Technologies PLC	4,789,708	0.1
4,745	TransDigm Group, Inc.	4,800,042	0.1
176,775 (1)	Uber Technologies, Inc.	10,884,037	0.3
52,366	Union Pacific Corp.	12,862,137	0.4
28,201 (1)	United Airlines Holdings, Inc.	1,163,573	0.0
62,130	United Parcel Service, Inc. - Class B	9,768,700	0.3
5,823	United Rentals, Inc.	3,339,025	0.1
18,834	Veralto Corp.	1,549,285	0.1
12,470	Verisk Analytics, Inc.	2,978,584	0.1
31,485	Waste Management, Inc.	5,638,963	0.2
15,402	Westinghouse Air Brake Technologies Corp.	1,954,514	0.1

See Accompanying Notes to Financial Statements

81

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,795	WW Grainger, Inc.	$3,144,879	0.1
20,707	Xylem, Inc.	2,368,053	0.1
		299,811,650	8.6
	Information Technology: 30.8%
53,914	Accenture PLC - Class A	18,918,962	0.5
39,111 (1)	Adobe, Inc.	23,333,623	0.7
138,790 (1)	Advanced Micro Devices, Inc.	20,459,034	0.6
12,957 (1)	Akamai Technologies, Inc.	1,533,461	0.0
51,285	Amphenol Corp. - Class A	5,083,882	0.2
42,806	Analog Devices, Inc.	8,499,559	0.2
7,463 (1)	ANSYS, Inc.	2,708,173	0.1
1,255,861	Apple, Inc.	241,790,918	6.9
71,860	Applied Materials, Inc.	11,646,350	0.3
21,561 (1)	Arista Networks, Inc.	5,077,831	0.2
18,377 (1)	Autodesk, Inc.	4,474,432	0.1
37,706	Broadcom, Inc.	42,089,323	1.2
10,106	Broadridge Financial Solutions, Inc.	2,079,310	0.1
23,369 (1)	Cadence Design Systems, Inc.	6,365,015	0.2
11,526	CDW Corp.	2,620,090	0.1
347,952	Cisco Systems, Inc.	17,578,535	0.5
43,073	Cognizant Technology Solutions Corp. - Class A	3,253,304	0.1
66,008	Corning, Inc.	2,009,944	0.1
11,724 (1)	Enphase Energy, Inc.	1,549,209	0.0
4,957 (1)	EPAM Systems, Inc.	1,473,914	0.0
5,099 (1)	F5, Inc.	912,619	0.0
2,123 (1)	Fair Isaac Corp.	2,471,193	0.1
9,186 (1)	First Solar, Inc.	1,582,564	0.1
6,203 (1)	FleetCor Technologies, Inc.	1,753,030	0.1
54,751 (1)	Fortinet, Inc.	3,204,576	0.1
6,696 (1)	Gartner, Inc.	3,020,633	0.1
48,384	Gen Digital, Inc.	1,104,123	0.0
110,201	Hewlett Packard Enterprise Co.	1,871,213	0.1
74,603	HP, Inc.	2,244,804	0.1
362,165	Intel Corp.	18,198,791	0.5
78,332	International Business Machines Corp.	12,811,199	0.4
24,081	Intuit, Inc.	15,051,347	0.4
10,991	Jabil, Inc.	1,400,253	0.0
6,266	Jack Henry & Associates, Inc.	1,023,927	0.0
27,392	Juniper Networks, Inc.	807,516	0.0
15,254 (1)	Keysight Technologies, Inc.	2,426,759	0.1
11,677	KLA Corp.	6,787,840	0.2
11,321	Lam Research Corp.	8,867,286	0.3
71,135	Mastercard, Inc. - Class A	30,339,789	0.9
46,477	Microchip Technology, Inc.	4,191,296	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
94,178	Micron Technology, Inc.	$8,037,151	0.2
638,451	Microsoft Corp.	240,083,114	6.9
4,108	Monolithic Power Systems, Inc.	2,591,244	0.1
14,257	Motorola Solutions, Inc.	4,463,724	0.1
17,936	NetApp, Inc.	1,581,238	0.1
212,180	NVIDIA Corp.	105,075,780	3.0
22,167	NXP Semiconductors NV	5,091,317	0.2
36,998 (1)	ON Semiconductor Corp.	3,090,443	0.1
136,485	Oracle Corp.	14,389,614	0.4
26,700 (1)	Palo Alto Networks, Inc.	7,873,296	0.2
27,591	Paychex, Inc.	3,286,364	0.1
4,235	Paycom Software, Inc.	875,459	0.0
92,615 (1)	PayPal Holdings, Inc.	5,687,487	0.2
10,218 (1)	PTC, Inc.	1,787,741	0.1
8,362 (1)	Qorvo, Inc.	941,645	0.0
95,610	Qualcomm, Inc.	13,828,074	0.4
9,175	Roper Technologies, Inc.	5,001,935	0.1
83,583 (1)	Salesforce, Inc.	21,994,031	0.6
16,584	Seagate Technology Holdings PLC	1,415,776	0.0
17,610 (1)	ServiceNow, Inc.	12,441,289	0.4
13,705	Skyworks Solutions, Inc.	1,540,716	0.0
13,064 (1)	Synopsys, Inc.	6,726,784	0.2
26,697	TE Connectivity Ltd.	3,750,928	0.1
4,048 (1)	Teledyne Technologies, Inc.	1,806,582	0.1
13,133	Teradyne, Inc.	1,425,193	0.0
78,017	Texas Instruments, Inc.	13,298,778	0.4
21,352 (1)	Trimble, Inc.	1,135,926	0.0
3,618 (1)	Tyler Technologies, Inc.	1,512,758	0.0
7,630 (1)	VeriSign, Inc.	1,571,475	0.1
136,929	Visa, Inc. - Class A	35,649,465	1.0
27,509 (1)	Western Digital Corp.	1,440,646	0.0
4,414 (1)	Zebra Technologies Corp. - Class A	1,206,479	0.0
		1,073,218,079	30.8
	Materials: 2.4%
19,101	Air Products and Chemicals, Inc.	5,229,854	0.2
10,090	Albemarle Corp.	1,457,803	0.0
124,159	Amcor PLC	1,196,893	0.0
6,929	Avery Dennison Corp.	1,400,767	0.0
27,090	Ball Corp.	1,558,217	0.1
8,606	Celanese Corp.	1,337,114	0.0
16,412	CF Industries Holdings, Inc.	1,304,754	0.0
60,538	Corteva, Inc.	2,900,981	0.1
60,252	Dow, Inc.	3,304,220	0.1
36,942	DuPont de Nemours, Inc.	2,841,948	0.1

See Accompanying Notes to Financial Statements

82

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
10,194	Eastman Chemical Co.	$915,625	0.0
21,812	Ecolab, Inc.	4,326,410	0.1
10,725	FMC Corp.	676,211	0.0
123,269	Freeport-McMoRan, Inc.	5,247,561	0.2
21,948	International Flavors & Fragrances, Inc.	1,777,130	0.1
29,750	International Paper Co.	1,075,462	0.0
41,653	Linde PLC	17,107,304	0.5
22,022	LyondellBasell Industries NV - Class A	2,093,852	0.1
5,314	Martin Marietta Materials, Inc.	2,651,208	0.1
28,076	Mosaic Co.	1,003,155	0.0
99,090	Newmont Corp.	4,101,335	0.1
21,118	Nucor Corp.	3,675,377	0.1
7,731	Packaging Corp. of America	1,259,457	0.0
20,250	PPG Industries, Inc.	3,028,387	0.1
20,229	Sherwin-Williams Co.	6,309,425	0.2
13,066	Steel Dynamics, Inc.	1,543,095	0.1
11,424	Vulcan Materials Co.	2,593,362	0.1
22,036	Westrock Co.	914,935	0.0
		82,831,842	2.4
	Real Estate: 2.4%
13,390	Alexandria Real Estate Equities, Inc.	1,697,450	0.1
40,045	American Tower Corp.	8,644,915	0.2
12,211	AvalonBay Communities, Inc.	2,286,143	0.1
12,409	Boston Properties, Inc.	870,740	0.0
9,181	Camden Property Trust	911,581	0.0
26,183 (1)	CBRE Group, Inc. - Class A	2,437,375	0.1
37,289	Crown Castle, Inc.	4,295,320	0.1
26,028	Digital Realty Trust, Inc.	3,502,848	0.1
8,045	Equinix, Inc.	6,479,363	0.2
29,657	Equity Residential	1,813,822	0.1
5,519	Essex Property Trust, Inc.	1,368,381	0.0
18,166	Extra Space Storage, Inc.	2,912,555	0.1
6,309	Federal Realty Investment Trust	650,142	0.0
47,038	Healthpeak Properties, Inc.	931,352	0.0
60,599	Host Hotels & Resorts, Inc.	1,179,863	0.0
49,461	Invitation Homes, Inc.	1,687,115	0.1
25,094	Iron Mountain, Inc.	1,756,078	0.1
57,124	Kimco Realty Corp.	1,217,312	0.0
10,032	Mid-America Apartment Communities, Inc.	1,348,903	0.0
79,372	Prologis, Inc.	10,580,288	0.3
13,607	Public Storage	4,150,135	0.1
62,187	Realty Income Corp.	3,570,778	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
14,129	Regency Centers Corp.	$946,643	0.0
9,268	SBA Communications Corp.	2,351,199	0.1
28,025	Simon Property Group, Inc.	3,997,486	0.1
26,063	UDR, Inc.	997,952	0.0
34,598	Ventas, Inc.	1,724,364	0.1
88,869	VICI Properties, Inc.	2,833,144	0.1
47,589	Welltower, Inc.	4,291,100	0.1
62,832	Weyerhaeuser Co.	2,184,669	0.1
		83,619,016	2.4
	Utilities: 2.3%
57,577	AES Corp.	1,108,357	0.0
21,730	Alliant Energy Corp.	1,114,749	0.0
22,592	Ameren Corp.	1,634,305	0.0
45,174	American Electric Power Co., Inc.	3,669,032	0.1
16,738	American Water Works Co., Inc.	2,209,249	0.1
12,765	Atmos Energy Corp.	1,479,464	0.0
54,271	CenterPoint Energy, Inc.	1,550,522	0.0
25,084	CMS Energy Corp.	1,456,628	0.0
29,658	Consolidated Edison, Inc.	2,697,988	0.1
27,436	Constellation Energy Corp.	3,206,994	0.1
71,949	Dominion Energy, Inc.	3,381,603	0.1
17,728	DTE Energy Co.	1,954,689	0.1
66,206	Duke Energy Corp.	6,424,630	0.2
32,957	Edison International	2,356,096	0.1
18,182	Entergy Corp.	1,839,837	0.1
19,751	Evergy, Inc.	1,031,002	0.0
30,016	Eversource Energy	1,852,588	0.1
85,573	Exelon Corp.	3,072,071	0.1
44,370	FirstEnergy Corp.	1,626,604	0.0
176,247	NextEra Energy, Inc.	10,705,243	0.3
35,533	NiSource, Inc.	943,401	0.0
19,394	NRG Energy, Inc.	1,002,670	0.0
183,274	PG&E Corp.	3,304,430	0.1
9,743	Pinnacle West Capital Corp.	699,937	0.0
63,378	PPL Corp.	1,717,544	0.1
42,806	Public Service Enterprise Group, Inc.	2,617,587	0.1
54,110	Sempra Energy	4,043,640	0.1
93,687	Southern Co.	6,569,332	0.2
27,122	WEC Energy Group, Inc.	2,282,859	0.1
47,423	Xcel Energy, Inc.	2,935,958	0.1
		80,489,009	2.3
	Total Common Stock (Cost $2,929,581,549)	3,439,498,384	98.6

See Accompanying Notes to Financial Statements

83

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.2%
	Mutual Funds: 1.2%
41,465,000 (2)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $41,465,000)	$41,465,000	1.2
	Total Short-Term Investments (Cost $41,465,000)	$41,465,000	1.2

	Total Investments in Securities (Cost $2,971,046,549)	$3,480,963,384	99.8

	Assets in Excess of Other Liabilities	7,640,139	0.2

	Net Assets	$3,488,603,523	100.0

(1)	Non-income producing security.
(2)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

84

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2023
Asset Table
Investments, at fair value
Common Stock*	$3,439,498,384	$—	$—	$3,439,498,384
Short-Term Investments	41,465,000	—	—	41,465,000
Total Investments, at fair value	$3,480,963,384	$—	$—	$3,480,963,384
Other Financial Instruments+
Futures	1,372,093	—	—	1,372,093
Total Assets	$3,482,335,477	$—	$—	$3,482,335,477

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
*	For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series S Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
S&P 500 E-Mini	201	03/15/24	$48,441,000	$1,372,093
			$48,441,000	$1,372,093

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$1,372,093
Total Asset Derivatives		$1,372,093

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,965,634
Total	$7,965,634

See Accompanying Notes to Financial Statements

85

Voya VACS Index Series S Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,372,093
Total	$1,372,093

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $2,972,712,508.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$619,975,978
Gross Unrealized Depreciation	(110,353,010)
Net Unrealized Appreciation	$509,622,968

See Accompanying Notes to Financial Statements

86

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023

Shares		Value	Percentage of Net Assets
COMMON STOCK: 96.8%
	Communication Services: 2.3%
14,761 (1)	Advantage Solutions, Inc.	$53,435	0.0
5,211 (1)	AMC Networks, Inc. - Class A	97,915	0.0
2,147 (1)	Anterix, Inc.	71,538	0.0
13,120 (1)	AST SpaceMobile, Inc.	79,114	0.0
8,377 (1)	Atlanta Braves Holdings, Inc. - Class C	331,562	0.1
1,986	ATN International, Inc.	77,394	0.0
3,833 (1)	Bandwidth, Inc. - Class A	55,463	0.0
4,318 (1)	Boston Omaha Corp. - Class A	67,922	0.0
16,136 (1)	Bumble, Inc. - Class A	237,845	0.1
5,917 (1)	Cardlytics, Inc.	54,496	0.0
15,606 (1)	Cargurus, Inc.	377,041	0.1
10,815 (1)	Cars.com, Inc.	205,161	0.1
17,605 (1)	Cinemark Holdings, Inc.	248,054	0.1
61,654 (1)	Clear Channel Outdoor Holdings, Inc.	112,210	0.0
6,908	Cogent Communications Holdings, Inc.	525,422	0.1
12,223 (1)	Consolidated Communications Holdings, Inc.	53,170	0.0
253 (1)	Daily Journal Corp.	86,227	0.0
7,243 (1)	DHI Group, Inc.	18,759	0.0
19,350 (1)	EchoStar Corp. - Class A	320,629	0.1
11,026	Entravision Communications Corp. - Class A	45,978	0.0
12,571 (1)	Eventbrite, Inc. - Class A	105,094	0.0
3,500 (1)	EverQuote, Inc. - Class A	42,840	0.0
9,767 (1)	EW Scripps Co. - Class A	78,038	0.0
44,565 (1)	fuboTV, Inc.	141,717	0.0
24,015 (1)	Gannett Co., Inc.	55,234	0.0
111,023 (1)	Globalstar, Inc.	215,385	0.1
10,728 (1)	Gogo, Inc.	108,675	0.0
13,637	Gray Television, Inc.	122,188	0.0
6,993 (1)	Grindr, Inc.	61,399	0.0
2,514 (1)	IDT Corp. - Class B	85,702	0.0
17,725 (1)	iHeartMedia, Inc. - Class A	47,326	0.0
7,309 (1)	IMAX Corp.	109,781	0.0
7,791 (1)	Integral Ad Science Holding Corp.	112,112	0.0
5,812	John Wiley & Sons, Inc. - Class A	184,473	0.1
28,579 (1)	Liberty Latin America Ltd. - Class C	209,770	0.1
10,286 (1)	Lions Gate Entertainment Corp. - Class A	112,117	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Communication Services: (continued)
18,022 (1)	Lions Gate Entertainment Corp. - Class B	$183,644	0.1
161,818 (1)	Lumen Technologies, Inc.	296,127	0.1
6,525 (1)	Madison Square Garden Entertainment Corp.	207,430	0.1
21,373 (1)	Magnite, Inc.	199,624	0.1
4,148	Marcus Corp.	60,478	0.0
3,673 (1)	MediaAlpha, Inc. - Class A	40,954	0.0
24,499 (1)	Nextdoor Holdings, Inc.	46,303	0.0
4,368 (1)	Ooma, Inc.	46,869	0.0
7,177 (1)	Outbrain, Inc.	31,435	0.0
14,793 (1)	Playstudios, Inc.	40,089	0.0
7,030 (1)	PubMatic, Inc. - Class A	114,659	0.0
8,527 (1)	QuinStreet, Inc.	109,316	0.0
4,410	Scholastic Corp.	166,257	0.1
7,746	Shenandoah Telecommunications Co.	167,468	0.1
3,939	Shutterstock, Inc.	190,175	0.1
5,352	Sinclair, Inc.	69,737	0.0
4,223 (1)	Sphere Entertainment Co.	143,413	0.0
2,882	Spok Holdings, Inc.	44,613	0.0
12,801 (1)	Stagwell, Inc.	84,871	0.0
4,266 (1)	TechTarget, Inc.	148,713	0.1
31,811	TEGNA, Inc.	486,708	0.1
15,785	Telephone and Data Systems, Inc.	289,655	0.1
5,352 (1)	Thryv Holdings, Inc.	108,913	0.0
18,511 (1)(2)	Tingo Group, Inc.	—	—
15,968 (1)	TrueCar, Inc.	55,249	0.0
24,531 (1)	Vimeo, Inc.	96,162	0.0
4,193 (1)	Vivid Seats, Inc. - Class A	26,500	0.0
8,576 (1)	WideOpenWest, Inc.	34,733	0.0
10,687 (1)	Yelp, Inc.	505,923	0.1
7,419 (1)	Ziff Davis, Inc.	498,483	0.1
10,850 (1)	ZipRecruiter, Inc. - Class A	150,815	0.1
		9,556,502	2.3

	Consumer Discretionary: 10.5%
4,372 (1)	1-800-Flowers.com, Inc. - Class A	47,130	0.0
12,028 (1)	2U, Inc.	14,794	0.0
5,159	Aaron’s Co., Inc.	56,130	0.0
7,800 (1)	Abercrombie & Fitch Co. - Class A	688,116	0.2
11,510	Academy Sports & Outdoors, Inc.	759,660	0.2
9,312 (1)	Accel Entertainment, Inc.	95,634	0.0
4,937	Acushnet Holdings Corp.	311,870	0.1

See Accompanying Notes to Financial Statements

87

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
14,679 (1)	Adient PLC	$533,728	0.1
6,349 (1)	Adtalem Global Education, Inc.	374,274	0.1
14,707 (1)	Allbirds, Inc. - Class A	18,016	0.0
18,314 (1)	American Axle & Manufacturing Holdings, Inc.	161,346	0.0
29,146	American Eagle Outfitters, Inc.	616,729	0.2
1,010 (1)	America’s Car-Mart, Inc.	76,528	0.0
14,987 (1)(3)	AMMO, Inc.	31,473	0.0
13,873	Arko Corp.	114,452	0.0
3,305 (1)	Asbury Automotive Group, Inc.	743,526	0.2
2,583 (1)(3)	Atmus Filtration Technologies, Inc.	60,675	0.0
4,961 (1)	Bally’s Corp.	69,156	0.0
22,829 (1)	BARK, Inc.	18,389	0.0
4,794 (1)	Beazer Homes USA, Inc.	161,989	0.0
3,526	Big 5 Sporting Goods Corp.	22,355	0.0
4,962	Big Lots, Inc.	38,654	0.0
3,588 (1)	BJ’s Restaurants, Inc.	129,204	0.0
13,945	Bloomin’ Brands, Inc.	392,552	0.1
1,763	Bluegreen Vacations Holding Corp.	132,437	0.0
4,744 (1)	Boot Barn Holdings, Inc.	364,149	0.1
3,012 (1)(3)	Bowlero Corp. - Class A	42,650	0.0
6,938 (1)	Brinker International, Inc.	299,583	0.1
4,865	Buckle, Inc.	231,185	0.1
2,257	Build-A-Bear Workshop, Inc.	51,888	0.0
5,576	Caleres, Inc.	171,351	0.1
6,756	Camping World Holdings, Inc. - Class A	177,413	0.1
8,281 (1)	CarParts.com, Inc.	26,168	0.0
2,371	Carriage Services, Inc.	59,299	0.0
6,388	Carrols Restaurant Group, Inc.	50,337	0.0
15,243 (1)	Carvana Co.	806,964	0.2
1,391 (1)	Cavco Industries, Inc.	482,148	0.1
5,064 (1)	Century Casinos, Inc.	24,712	0.0
4,549	Century Communities, Inc.	414,596	0.1
7,641	Cheesecake Factory, Inc.	267,511	0.1
18,409 (1)	Chegg, Inc.	209,126	0.1
19,019 (1)	Chico’s FAS, Inc.	144,164	0.0
1,928 (1)	Children’s Place, Inc.	44,768	0.0
3,057 (1)	Chuy’s Holdings, Inc.	116,869	0.0
4,586	Clarus Corp.	31,621	0.0
3,530 (1)	ContextLogic, Inc. - Class A	21,004	0.0
2,880 (1)	Cooper-Standard Holdings, Inc.	56,275	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
20,712 (1)	Coursera, Inc.	$401,191	0.1
3,462 (3)	Cracker Barrel Old Country Store, Inc.	266,851	0.1
7,775	Cricut, Inc. - Class A	51,237	0.0
20,378	Dana, Inc.	297,723	0.1
5,713 (1)	Dave & Buster’s Entertainment, Inc.	307,645	0.1
8,534 (1)	Denny’s Corp.	92,850	0.0
7,307	Designer Brands, Inc. - Class A	64,667	0.0
10,323 (1)	Destination XL Group, Inc.	45,421	0.0
557 (3)	Dillard’s, Inc. - Class A	224,833	0.1
2,473	Dine Brands Global, Inc.	122,784	0.0
4,234 (1)	Dorman Products, Inc.	353,158	0.1
3,975 (1)(3)	Dream Finders Homes, Inc. - Class A	141,232	0.0
4,617 (1)	Duolingo, Inc.	1,047,366	0.3
4,618 (1)	El Pollo Loco Holdings, Inc.	40,731	0.0
1,427	Escalade, Inc.	28,668	0.0
3,624	Ethan Allen Interiors, Inc.	115,678	0.0
5,490 (1)(3)	European Wax Center, Inc. - Class A	74,609	0.0
13,469 (1)	Everi Holdings, Inc.	151,796	0.0
16,479 (1)	EVgo, Inc.	58,995	0.0
20,775 (1)	Figs, Inc. - Class A	144,386	0.0
3,632 (1)	First Watch Restaurant Group, Inc.	73,003	0.0
33,867 (1)(3)	Fisker, Inc.	59,267	0.0
13,082	Foot Locker, Inc.	407,504	0.1
6,785 (1)	Fox Factory Holding Corp.	457,852	0.1
12,751 (1)	Frontdoor, Inc.	449,090	0.1
5,500 (1)	Full House Resorts, Inc.	29,535	0.0
5,876 (1)	Funko, Inc. - Class A	45,422	0.0
1,928 (1)	Genesco, Inc.	67,885	0.0
5,288 (1)	Gentherm, Inc.	276,880	0.1
6,704 (1)	G-III Apparel Group Ltd.	227,802	0.1
5,321 (1)	Global Business Travel Group I	34,320	0.0
3,281	Golden Entertainment, Inc.	131,010	0.0
44,854 (1)	Goodyear Tire & Rubber Co.	642,309	0.2
21,400 (1)	GoPro, Inc. - Class A	74,258	0.0
562	Graham Holdings Co. - Class B	391,444	0.1
4,244 (1)	Green Brick Partners, Inc.	220,433	0.1
2,174	Group 1 Automotive, Inc.	662,505	0.2
9,292 (1)	GrowGeneration Corp.	23,323	0.0
4,668	Guess?, Inc.	107,644	0.0
56,490 (1)	Hanesbrands, Inc.	251,945	0.1

See Accompanying Notes to Financial Statements

88

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
2,501	Haverty Furniture Cos., Inc.	$88,786	0.0
3,754 (1)	Helen of Troy Ltd.	453,521	0.1
1,977	Hibbett, Inc.	142,384	0.0
12,850 (1)	Hilton Grand Vacations, Inc.	516,313	0.1
8,537 (1)	Holley, Inc.	41,575	0.0
1,368	Hooker Furnishings Corp.	35,677	0.0
795 (1)	Hovnanian Enterprises, Inc. - Class A	123,718	0.0
3,639 (1)	Inspired Entertainment, Inc.	35,953	0.0
3,738	Installed Building Products, Inc.	683,381	0.2
17,241	International Game Technology PLC	472,576	0.1
4,440 (1)	iRobot Corp.	171,828	0.1
3,211	Jack in the Box, Inc.	262,114	0.1
982 (1)	JAKKS Pacific, Inc.	34,910	0.0
901	Johnson Outdoors, Inc. - Class A	48,131	0.0
11,185	KB Home	698,615	0.2
8,960	Kontoor Brands, Inc.	559,283	0.1
14,027 (3)	Krispy Kreme, Inc.	211,667	0.1
947 (1)	Kura Sushi USA, Inc. - Class A	71,972	0.0
2,703 (1)	Lands’ End, Inc.	25,841	0.0
2,675 (1)	Landsea Homes Corp.	35,150	0.0
6,530 (1)	Latham Group, Inc.	17,174	0.0
20,932	Laureate Education, Inc.	286,978	0.1
6,910	La-Z-Boy, Inc.	255,117	0.1
3,933	LCI Industries	494,417	0.1
1,753 (1)	Legacy Housing Corp.	44,211	0.0
28,486 (1)	Leslie’s, Inc.	196,838	0.1
3,322 (1)	LGI Homes, Inc.	442,358	0.1
7,046 (1)	Life Time Group Holdings, Inc.	106,254	0.0
14,479 (1)	Light & Wonder, Inc.	1,188,871	0.3
4,309 (1)	Lincoln Educational Services Corp.	43,262	0.0
5,938 (1)	Lindblad Expeditions Holdings, Inc.	66,921	0.0
3,353 (1)(3)	Livewire Group, Inc.	37,922	0.0
2,343 (1)	Lovesac Co.	59,864	0.0
43,299 (1)(3)	Luminar Technologies, Inc.	145,918	0.0
4,322 (1)	M/I Homes, Inc.	595,312	0.2
3,313 (1)	Malibu Boats, Inc. - Class A	181,619	0.1
3,589 (1)	MarineMax, Inc.	139,612	0.0
2,861 (1)	MasterCraft Boat Holdings, Inc.	64,773	0.0
9,461	MDC Holdings, Inc.	522,720	0.1
5,761	Meritage Homes Corp.	1,003,566	0.2
8,225 (1)	Modine Manufacturing Co.	491,033	0.1
2,138	Monarch Casino & Resort, Inc.	147,843	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
7,804 (1)	Mondee Holdings, Inc.	$21,539	0.0
4,968	Monro, Inc.	145,761	0.0
2,573	Movado Group, Inc.	77,576	0.0
574	Nathan’s Famous, Inc.	44,778	0.0
12,451 (1)	National Vision Holdings, Inc.	260,599	0.1
10,222 (1)	Nerdy, Inc.	35,062	0.0
5,200 (1)	ODP Corp.	292,760	0.1
13,382 (1)	OneSpaWorld Holdings Ltd.	188,686	0.1
2,077 (1)	OneWater Marine, Inc. - Class A	70,182	0.0
7,230 (1)	Overstock.com, Inc.	200,199	0.1
2,396	Oxford Industries, Inc.	239,600	0.1
5,159	Papa John’s International, Inc.	393,271	0.1
3,414	Patrick Industries, Inc.	342,595	0.1
10,566	Perdoceo Education Corp.	185,539	0.1
3,213	PetMed Express, Inc.	24,290	0.0
6,421 (1)	PlayAGS, Inc.	54,129	0.0
7,176 (1)	Portillo’s, Inc. - Class A	114,314	0.0
4,630 (1)	Potbelly Corp.	48,245	0.0
9,764	Purple Innovation, Inc.	10,057	0.0
1,493	RCI Hospitality Holdings, Inc.	98,926	0.0
2,493 (1)	Red Robin Gourmet Burgers, Inc.	31,088	0.0
7,588	Red Rock Resorts, Inc. - Class A	404,668	0.1
8,742	Rent-A-Center, Inc.	296,966	0.1
6,559 (1)	Revolve Group, Inc.	108,748	0.0
1,030	Rocky Brands, Inc.	31,085	0.0
14,913 (1)	Rover Group, Inc.	162,253	0.0
10,934 (1)	Rush Street Interactive, Inc.	49,094	0.0
17,341 (1)	Sally Beauty Holdings, Inc.	230,289	0.1
4,228 (1)	Savers Value Village, Inc.	73,483	0.0
5,750 (1)	SeaWorld Entertainment, Inc.	303,773	0.1
5,977 (1)	Shake Shack, Inc. - Class A	443,015	0.1
3,103	Shoe Carnival, Inc.	93,742	0.0
7,127	Signet Jewelers Ltd.	764,442	0.2
11,408 (1)	Six Flags Entertainment Corp.	286,113	0.1
8,508 (1)	Skyline Champion Corp.	631,804	0.2
3,512 (1)	Sleep Number Corp.	52,083	0.0
7,717	Smith & Wesson Brands, Inc.	104,643	0.0
3,127 (1)	Snap One Holdings Corp.	27,862	0.0
25,794 (1)	Solid Power, Inc.	37,401	0.0
3,380 (1)	Solo Brands, Inc. - Class A	20,821	0.0
2,416	Sonic Automotive, Inc. - Class A	135,803	0.0

See Accompanying Notes to Financial Statements

89

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Discretionary: (continued)
20,237 (1)	Sonos, Inc.	$346,862	0.1
6,636 (1)	Sportsman’s Warehouse Holdings, Inc.	28,269	0.0
3,324	Standard Motor Products, Inc.	132,328	0.0
11,807	Steven Madden Ltd.	495,894	0.1
14,047 (1)	Stitch Fix, Inc. - Class A	50,148	0.0
4,561 (1)	Stoneridge, Inc.	89,259	0.0
3,608	Strategic Education, Inc.	333,271	0.1
6,718 (1)	Stride, Inc.	398,848	0.1
2,770	Sturm Ruger & Co., Inc.	125,897	0.0
22,294 (1)	Super Group SGHC Ltd.	70,672	0.0
15,346 (1)	Sweetgreen, Inc. - Class A	173,410	0.1
5,110 (1)	Target Hospitality Corp.	49,720	0.0
16,263 (1)	Taylor Morrison Home Corp.	867,631	0.2
11,299 (1)	ThredUp, Inc. - Class A	25,423	0.0
4,267 (1)	Tilly’s, Inc. - Class A	32,173	0.0
22,954 (1)	Topgolf Callaway Brands Corp.	329,160	0.1
5,566 (1)	Traeger, Inc.	15,195	0.0
15,288 (1)	Tri Pointe Homes, Inc.	541,195	0.1
13,890 (1)	Udemy, Inc.	204,600	0.1
5,812 (1)	Universal Technical Institute, Inc.	72,766	0.0
10,183 (1)	Urban Outfitters, Inc.	363,431	0.1
4,502 (1)	Vera Bradley, Inc.	34,665	0.0
9,235 (1)	Vista Outdoor, Inc.	273,079	0.1
4,379 (1)	Visteon Corp.	546,937	0.1
12,333 (1)	Vizio Holding Corp. - Class A	94,964	0.0
2,238 (1)	VOXX International Corp.	23,902	0.0
13,551 (1)	Warby Parker, Inc. - Class A	191,069	0.1
451	Winmark Corp.	188,315	0.1
4,588	Winnebago Industries, Inc.	334,373	0.1
12,782	Wolverine World Wide, Inc.	113,632	0.0
31,722 (1)(3)	Workhorse Group, Inc.	11,420	0.0
8,561 (1)	WW International, Inc.	74,909	0.0
3,603 (1)	XPEL, Inc.	194,022	0.1
4,005 (1)	Xponential Fitness, Inc. - Class A	51,625	0.0
2,777 (1)	Zumiez, Inc.	56,484	0.0
		43,746,660	10.5

	Consumer Staples: 3.3%
5,164	Andersons, Inc.	297,137	0.1
11,690 (3)	B&G Foods, Inc.	122,745	0.0
13,346 (1)	Beauty Health Co.	41,506	0.0
20,942 (1)	BellRing Brands, Inc.	1,160,815	0.3
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
9,607 (1)(3)	Beyond Meat, Inc.	$85,502	0.0
5,873 (1)(3)	BRC, Inc. - Class A	21,319	0.0
2,852	Calavo Growers, Inc.	83,877	0.0
6,138	Cal-Maine Foods, Inc.	352,260	0.1
1,122 (1)	Central Garden & Pet Co.	56,223	0.0
6,757 (1)	Central Garden & Pet Co. - Class A	297,578	0.1
5,596 (1)	Chefs’ Warehouse, Inc.	164,690	0.1
756	Coca-Cola Consolidated, Inc.	701,870	0.2
11,816	Dole PLC	145,219	0.0
7,232 (1)	Duckhorn Portfolio, Inc.	71,235	0.0
7,993	Edgewell Personal Care Co.	292,784	0.1
8,485 (1)	elf Beauty, Inc.	1,224,725	0.3
11,433	Energizer Holdings, Inc.	362,197	0.1
5,744	Fresh Del Monte Produce, Inc.	150,780	0.0
14,339 (1)	Hain Celestial Group, Inc.	157,012	0.0
15,758 (1)	Herbalife Ltd.	240,467	0.1
6,870 (1)	HF Foods Group, Inc.	36,686	0.0
2,273	Ingles Markets, Inc. - Class A	196,319	0.1
2,940	Inter Parfums, Inc.	423,389	0.1
2,934 (1)	Ispire Technology, Inc.	35,589	0.0
2,431	J & J Snack Foods Corp.	406,317	0.1
1,473	John B Sanfilippo & Son, Inc.	151,778	0.0
3,116	Lancaster Colony Corp.	518,471	0.1
2,972	Limoneira Co.	61,312	0.0
1,632	Medifast, Inc.	109,703	0.0
2,511	MGP Ingredients, Inc.	247,384	0.1
8,655 (1)	Mission Produce, Inc.	87,329	0.0
3,812 (1)	National Beverage Corp.	189,533	0.1
2,335 (1)	Nature’s Sunshine Products, Inc.	40,372	0.0
7,887	Nu Skin Enterprises, Inc. - Class A	153,166	0.0
869	Oil-Dri Corp. of America	58,293	0.0
3,938	PriceSmart, Inc.	298,422	0.1
24,770	Primo Water Corp.	372,789	0.1
880 (1)	Seneca Foods Corp. - Class A	46,147	0.0
14,545 (1)	Simply Good Foods Co.	575,982	0.1
8,032 (1)	Sovos Brands, Inc.	176,945	0.1
5,741	SpartanNash Co.	131,756	0.0
16,183 (1)	Sprouts Farmers Market, Inc.	778,564	0.2
14,522 (1)	SunOpta, Inc.	79,435	0.0
8,341 (1)	TreeHouse Foods, Inc.	345,735	0.1

See Accompanying Notes to Financial Statements

90

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Consumer Staples: (continued)
3,168	Turning Point Brands, Inc.	$83,382	0.0
9,435 (1)	United Natural Foods, Inc.	153,130	0.0
4,033	Universal Corp.	271,502	0.1
1,830 (1)	USANA Health Sciences, Inc.	98,088	0.0
11,801	Utz Brands, Inc.	191,648	0.1
23,524	Vector Group Ltd.	265,351	0.1
1,868	Village Super Market, Inc. - Class A	48,998	0.0
4,571 (1)	Vita Coco Co., Inc.	117,246	0.0
5,131 (1)	Vital Farms, Inc.	80,505	0.0
5,844 (1)	Waldencast PLC - Class A	63,933	0.0
2,153	WD-40 Co.	514,718	0.1
2,727	Weis Markets, Inc.	174,419	0.1
5,095 (1)	Westrock Coffee Co.	52,020	0.0
		13,666,297	3.3

	Energy: 6.7%
6,408 (1)	Amplify Energy Corp.	37,999	0.0
22,318	Archrock, Inc.	343,697	0.1
6,881	Ardmore Shipping Corp.	96,953	0.0
2,806	Atlas Energy Solutions, Inc.	48,319	0.0
12,627	Berry Corp.	88,768	0.0
35,358 (1)	Borr Drilling Ltd.	260,235	0.1
3,995 (1)	Bristow Group, Inc.	112,939	0.0
10,350	Cactus, Inc. - Class A	469,890	0.1
11,232	California Resources Corp.	614,166	0.2
9,765 (1)	Callon Petroleum Co.	316,386	0.1
2,020 (1)	Centrus Energy Corp. - Class A	109,908	0.0
31,092	ChampionX Corp.	908,197	0.2
6,588	Chord Energy Corp.	1,095,123	0.3
12,198	Civitas Resources, Inc.	834,099	0.2
27,647 (1)	Clean Energy Fuels Corp.	105,888	0.0
24,655 (1)	CNX Resources Corp.	493,100	0.1
14,809 (3)	Comstock Resources, Inc.	131,060	0.0
4,917	CONSOL Energy, Inc.	494,306	0.1
7,602	Core Laboratories, Inc.	134,251	0.0
11,103	Crescent Energy Co. - Class A	146,671	0.0
4,780	CVR Energy, Inc.	144,834	0.0
10,421	Delek US Holdings, Inc.	268,862	0.1
21,962	DHT Holdings, Inc.	215,447	0.1
16,278 (1)	Diamond Offshore Drilling, Inc.	211,614	0.1
3,308 (1)	DMC Global, Inc.	62,257	0.0
5,321	Dorian LPG Ltd.	233,432	0.1
5,650 (1)	Dril-Quip, Inc.	131,476	0.0
2,353 (1)	Empire Petroleum Corp.	25,859	0.0
23,741 (1)	Encore Energy Corp.	93,302	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
25,118 (1)	Energy Fuels, Inc./Canada	$180,598	0.1
69,663	Equitrans Midstream Corp.	709,169	0.2
5,308	Evolution Petroleum Corp.	30,840	0.0
3,266	Excelerate Energy, Inc. - Class A	50,492	0.0
14,089 (1)	Expro Group Holdings NV	224,297	0.1
4,873	FLEX LNG Ltd.	141,609	0.0
1,685 (1)	Forum Energy Technologies, Inc.	37,356	0.0
39,022 (1)(3)	Gevo, Inc.	45,266	0.0
16,318	Golar LNG Ltd.	375,151	0.1
4,927	Granite Ridge Resources, Inc.	29,661	0.0
9,296 (1)	Green Plains, Inc.	234,445	0.1
1,762 (1)	Gulfport Energy Corp.	234,698	0.1
3,897 (1)	Hallador Energy Co.	34,449	0.0
23,181 (1)	Helix Energy Solutions Group, Inc.	238,301	0.1
15,496	Helmerich & Payne, Inc.	561,265	0.1
2,013	HighPeak Energy, Inc.	28,665	0.0
6,532	International Seaways, Inc.	297,075	0.1
2,986	Kinetik Holdings, Inc.	99,732	0.0
2,049 (1)(3)	KLX Energy Services Holdings, Inc.	23,072	0.0
2,715	Kodiak Gas Services, Inc.	54,517	0.0
73,092 (1)	Kosmos Energy Ltd.	490,447	0.1
25,959	Liberty Energy, Inc.	470,896	0.1
28,809	Magnolia Oil & Gas Corp. - Class A	613,344	0.2
3,909 (1)	Mammoth Energy Services, Inc.	17,434	0.0
17,988	Matador Resources Co.	1,022,798	0.3
23,512	Murphy Oil Corp.	1,003,022	0.3
1,466 (1)	Nabors Industries Ltd.	119,670	0.0
12,541 (1)	Newpark Resources, Inc.	83,272	0.0
11,954 (1)	NextDecade Corp.	57,021	0.0
17,587	Noble Corp. PLC	846,990	0.2
33,057	Nordic American Tankers Ltd.	138,839	0.0
12,930	Northern Oil and Gas, Inc.	479,315	0.1
16,131 (1)	Oceaneering International, Inc.	343,268	0.1
11,029 (1)	Oil States International, Inc.	74,887	0.0
11,654	Overseas Shipholding Group, Inc. - Class A	61,417	0.0
8,839 (1)	Par Pacific Holdings, Inc.	321,474	0.1
56,123	Patterson-UTI Energy, Inc.	606,128	0.2
See Accompanying Notes to Financial Statements

91

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Energy: (continued)
17,809	PBF Energy, Inc. - Class A	$782,884	0.2
18,253	Peabody Energy Corp.	443,913	0.1
62,121	Permian Resources Corp.	844,846	0.2
4,539 (1)	ProFrac Holding Corp. - Class A	38,491	0.0
15,835 (1)	ProPetro Holding Corp.	132,697	0.0
2,619 (1)	REX American Resources Corp.	123,879	0.0
1,559	Riley Exploration Permian, Inc.	42,467	0.0
13,874	RPC, Inc.	101,003	0.0
5,450	SandRidge Energy, Inc.	74,502	0.0
7,712	Scorpio Tankers, Inc.	468,890	0.1
4,108 (1)	SEACOR Marine Holdings, Inc.	51,720	0.0
8,036 (1)	Seadrill Ltd.	379,942	0.1
13,072	Select Water Solutions, Inc.	99,216	0.0
18,982	SFL Corp. Ltd.	214,117	0.1
2,863 (1)	SilverBow Resources, Inc.	83,256	0.0
12,934	Sitio Royalties Corp. - Class A	304,078	0.1
19,086	SM Energy Co.	739,010	0.2
5,361	Solaris Oilfield Infrastructure, Inc. - Class A	42,674	0.0
17,612 (1)	Talos Energy, Inc.	250,619	0.1
11,532 (1)	Teekay Corp.	82,454	0.0
3,878	Teekay Tankers Ltd. - Class A	193,784	0.1
85,283 (1)(3)	Tellurian, Inc.	64,440	0.0
20,313 (1)	TETRA Technologies, Inc.	91,815	0.0
7,502 (1)	Tidewater, Inc.	540,969	0.1
59,473 (1)	Uranium Energy Corp.	380,627	0.1
11,986 (1)	US Silica Holdings, Inc.	135,562	0.0
18,434	VAALCO Energy, Inc.	82,769	0.0
9,666 (1)	Valaris Ltd.	662,798	0.2
10,915 (1)	Vertex Energy, Inc.	37,002	0.0
3,258 (1)	Vital Energy, Inc.	148,206	0.0
4,256	Vitesse Energy, Inc.	93,164	0.0
16,909	W&T Offshore, Inc.	55,123	0.0
11,305 (1)	Weatherford International PLC	1,105,968	0.3
9,699	World Fuel Services Corp.	220,943	0.1
		27,723,746	6.7

	Financials: 16.3%
2,879	1st Source Corp.	158,201	0.0
1,539	ACNB Corp.	68,886	0.0
2,815	AFC Gamma, Inc.	33,864	0.0
3,612	Alerus Financial Corp.	80,873	0.0
3,768 (1)	AlTi Global, Inc.	33,008	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,334	Amalgamated Financial Corp.	$89,818	0.0
3,078	A-Mark Precious Metals, Inc.	93,109	0.0
7,250 (1)	Ambac Financial Group, Inc.	119,480	0.0
4,745	Amerant Bancorp, Inc.	116,585	0.0
3,034 (1)	American Coastal Insurance Corp.	28,702	0.0
12,146 (1)	American Equity Investment Life Holding Co.	677,747	0.2
2,002	American National Bankshares, Inc.	97,597	0.0
10,669	Ameris Bancorp	565,990	0.1
3,144	AMERISAFE, Inc.	147,076	0.0
22,878	Apollo Commercial Real Estate Finance, Inc.	268,588	0.1
28,885 (3)	Arbor Realty Trust, Inc.	438,474	0.1
8,487	Ares Commercial Real Estate Corp.	87,925	0.0
7,006	ARMOUR Residential REIT, Inc.	135,356	0.0
2,813	Arrow Financial Corp.	78,595	0.0
9,459	Artisan Partners Asset Management, Inc. - Class A	417,899	0.1
3,752 (1)	AssetMark Financial Holdings, Inc.	112,372	0.0
23,908	Associated Banc-Corp.	511,392	0.1
12,149	Atlantic Union Bankshares Corp.	443,924	0.1
23,738 (1)	AvidXchange Holdings, Inc.	294,114	0.1
8,881 (1)	Axos Financial, Inc.	484,903	0.1
3,145 (3)	B Riley Financial, Inc.	66,014	0.0
11,658 (1)	Bakkt Holdings, Inc.	25,997	0.0
21,372	Banc of California, Inc.	287,026	0.1
3,560	BancFirst Corp.	346,495	0.1
4,997	Banco Latinoamericano de Comercio Exterior SA - Class E	123,626	0.0
8,336 (1)	Bancorp, Inc.	321,436	0.1
1,653 (3)	Bank First Corp.	143,249	0.0
6,253	Bank of Hawaii Corp.	453,092	0.1
2,807	Bank of Marin Bancorp	61,810	0.0
7,840	Bank of NT Butterfield & Son Ltd.	250,958	0.1
11,808	BankUnited, Inc.	382,933	0.1
5,512	Banner Corp.	295,223	0.1
2,852	Bar Harbor Bankshares	83,735	0.0
7,481	Berkshire Hills Bancorp, Inc.	185,753	0.1
54,644	BGC Group, Inc. - Class A	394,530	0.1
27,128 (3)	Blackstone Mortgage Trust, Inc. - Class A	577,013	0.1

See Accompanying Notes to Financial Statements

92

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
4,744 (1)	Blue Foundry Bancorp	$45,874	0.0
7,916	Bread Financial Holdings, Inc.	260,753	0.1
4,003 (1)	Bridgewater Bancshares, Inc.	54,121	0.0
5,448	Brightsphere Investment Group, Inc.	104,384	0.0
21,009	BrightSpire Capital, Inc.	156,307	0.0
14,962	Brookline Bancorp, Inc.	163,235	0.0
9,634 (1)	BRP Group, Inc. - Class A	231,409	0.1
1,121	Burke & Herbert Financial Services Corp.	70,511	0.0
4,465	Business First Bancshares, Inc.	110,062	0.0
4,728	Byline Bancorp, Inc.	111,392	0.0
28,906	Cadence Bank	855,329	0.2
1,287	Cambridge Bancorp	89,318	0.0
2,709	Camden National Corp.	101,940	0.0
11,523 (1)	Cannae Holdings, Inc.	224,814	0.1
10,038 (1)	Cantaloupe, Inc.	74,382	0.0
2,755	Capital City Bank Group, Inc.	81,080	0.0
21,634	Capitol Federal Financial, Inc.	139,539	0.0
3,641	Capstar Financial Holdings, Inc.	68,232	0.0
4,526 (1)	Carter Bankshares, Inc.	67,754	0.0
2,462	Cass Information Systems, Inc.	110,913	0.0
10,964	Cathay General Bancorp	488,665	0.1
4,851	Central Pacific Financial Corp.	95,468	0.0
2,916	Chicago Atlantic Real Estate Finance, Inc.	47,181	0.0
36,971	Chimera Investment Corp.	184,485	0.1
2,833	Citizens & Northern Corp.	63,544	0.0
725	Citizens Financial Services, Inc.	46,922	0.0
2,412	City Holding Co.	265,947	0.1
2,979	Civista Bancshares, Inc.	54,933	0.0
15,052	Claros Mortgage Trust, Inc.	205,159	0.1
4,137	CNB Financial Corp.	93,455	0.0
17,809	CNO Financial Group, Inc.	496,871	0.1
1,911 (1)	Coastal Financial Corp.	84,868	0.0
4,105	Cohen & Steers, Inc.	310,872	0.1
5,293 (1)	Columbia Financial, Inc.	102,049	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
8,534	Community Bank System, Inc.	$444,707	0.1
2,805	Community Trust Bancorp, Inc.	123,027	0.0
10,434	Compass Diversified Holdings	234,243	0.1
6,487	ConnectOne Bancorp, Inc.	148,617	0.0
8,468 (1)	CrossFirst Bankshares, Inc.	114,995	0.0
4,565 (1)	Customers Bancorp, Inc.	263,035	0.1
21,434	CVB Financial Corp.	432,752	0.1
468	Diamond Hill Investment Group, Inc.	77,496	0.0
6,035	Dime Community Bancshares, Inc.	162,523	0.0
3,952 (1)	Donnelley Financial Solutions, Inc.	246,486	0.1
8,835	Dynex Capital, Inc.	110,614	0.0
4,950	Eagle Bancorp, Inc.	149,193	0.0
24,853	Eastern Bankshares, Inc.	352,913	0.1
4,600 (1)	eHealth, Inc.	40,112	0.0
12,007	Ellington Financial, Inc.	152,609	0.0
4,290	Employers Holdings, Inc.	169,026	0.1
4,911	Enact Holdings, Inc.	141,879	0.0
3,836 (1)	Encore Capital Group, Inc.	194,677	0.1
4,710 (1)	Enova International, Inc.	260,746	0.1
1,909 (1)	Enstar Group Ltd.	561,914	0.1
1,962	Enterprise Bancorp, Inc.	63,294	0.0
6,015	Enterprise Financial Services Corp.	268,570	0.1
2,789	Equity Bancshares, Inc. - Class A	94,547	0.0
1,315	Esquire Financial Holdings, Inc.	65,697	0.0
16,541	Essent Group Ltd.	872,372	0.2
3,144 (3)	F&G Annuities & Life, Inc.	144,624	0.0
2,391	Farmers & Merchants Bancorp, Inc./Archbold OH	59,297	0.0
7,009	Farmers National Banc Corp.	101,280	0.0
5,909	FB Financial Corp.	235,474	0.1
1,488	Federal Agricultural Mortgage Corp. - Class C	284,535	0.1
915	Fidelity D&D Bancorp, Inc.	53,097	0.0
2,867	Financial Institutions, Inc.	61,067	0.0
2,285	First Bancorp, Inc.	64,483	0.0
27,512	First BanCorp/Puerto Rico	452,572	0.1

See Accompanying Notes to Financial Statements

93

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
6,579	First Bancorp/Southern Pines NC	$243,489	0.1
5,373	First Bancshares, Inc.	157,590	0.0
3,500	First Bank/Hamilton NJ	51,450	0.0
8,863	First Busey Corp.	219,980	0.1
16,801	First Commonwealth Financial Corp.	259,407	0.1
3,365	First Community Bankshares, Inc.	124,841	0.0
15,360	First Financial Bancorp	364,800	0.1
20,823	First Financial Bankshares, Inc.	630,937	0.2
2,211	First Financial Corp.	95,139	0.0
8,310	First Foundation, Inc.	80,441	0.0
13,200	First Interstate BancSystem, Inc. - Class A	405,900	0.1
9,803	First Merchants Corp.	363,495	0.1
3,670	First Mid Bancshares, Inc.	127,202	0.0
4,217	First of Long Island Corp.	55,833	0.0
6,019	FirstCash Holdings, Inc.	652,399	0.2
2,314	Five Star Bancorp	60,581	0.0
5,405	Flushing Financial Corp.	89,074	0.0
16,392 (1)	Flywire Corp.	379,475	0.1
18,333 (1)	Forge Global Holdings, Inc.	62,882	0.0
13,855	Franklin BSP Realty Trust, Inc.	187,181	0.1
25,691	Fulton Financial Corp.	422,874	0.1
7,615	GCM Grosvenor, Inc. - Class A	68,230	0.0
74,521 (1)	Genworth Financial, Inc. - Class A	497,800	0.1
5,038	German American Bancorp, Inc.	163,282	0.0
17,828	Glacier Bancorp, Inc.	736,653	0.2
3,422 (1)	Goosehead Insurance, Inc. - Class A	259,388	0.1
9,966	Granite Point Mortgage Trust, Inc.	59,198	0.0
1,743	Great Southern Bancorp, Inc.	103,447	0.0
7,623 (1)	Green Dot Corp. - Class A	75,468	0.0
1,267	Greene County Bancorp, Inc.	35,729	0.0
5,574 (1)	Greenlight Capital Re Ltd. - Class A	63,655	0.0
5,742	Hamilton Lane, Inc. - Class A	651,372	0.2
13,778	Hancock Whitney Corp.	669,473	0.2
5,562	Hanmi Financial Corp.	107,903	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
16,649	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$459,179	0.1
7,970	HarborOne Bancorp, Inc.	95,481	0.0
1,092	HCI Group, Inc.	95,441	0.0
7,039	Heartland Financial USA, Inc.	264,737	0.1
10,307	Heritage Commerce Corp.	102,245	0.0
6,065	Heritage Financial Corp.	129,730	0.0
7,412	Hilltop Holdings, Inc.	260,977	0.1
254 (3)	Hingham Institution For Savings The	49,378	0.0
1,838 (1)	Hippo Holdings, Inc.	16,763	0.0
1,591	Home Bancorp, Inc.	66,838	0.0
30,234	Home BancShares, Inc.	765,827	0.2
2,731	HomeStreet, Inc.	28,129	0.0
3,220	HomeTrust Bancshares, Inc.	86,682	0.0
19,120	Hope Bancorp, Inc.	230,970	0.1
6,734	Horace Mann Educators Corp.	220,202	0.1
8,054	Horizon Bancorp, Inc.	115,253	0.0
7,123	Independent Bank Corp.	468,765	0.1
3,880	Independent Bank Corp. Michigan	100,958	0.0
5,841	Independent Bank Group, Inc.	297,190	0.1
8,630	International Bancshares Corp.	468,782	0.1
5,425 (1)	International Money Express, Inc.	119,838	0.0
6,780	Invesco Mortgage Capital, Inc.	60,071	0.0
13,168	Jackson Financial, Inc. - Class A	674,202	0.2
6,313	James River Group Holdings Ltd.	58,332	0.0
2,394	John Marshall Bancorp, Inc.	54,009	0.0
10,487	Kearny Financial Corp.	94,068	0.0
9,726	KKR Real Estate Finance Trust, Inc.	128,675	0.0
18,898	Ladder Capital Corp.	217,516	0.1
11,172	Lakeland Bancorp, Inc.	165,234	0.0
4,049	Lakeland Financial Corp.	263,833	0.1
7,929 (1)	Lemonade, Inc.	127,895	0.0
17,591 (1)	LendingClub Corp.	153,745	0.0
1,636 (1)	LendingTree, Inc.	49,604	0.0
5,446	Live Oak Bancshares, Inc.	247,793	0.1
16,239 (1)	Maiden Holdings Ltd.	37,187	0.0
77,049 (1)	Marqeta, Inc. - Class A	537,802	0.1
7,720	MBIA, Inc.	47,246	0.0

See Accompanying Notes to Financial Statements

94

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,050	Mercantile Bank Corp.	$123,159	0.0
2,756	Merchants Bancorp	117,350	0.0
4,466	Mercury General Corp.	166,626	0.1
3,832	Metrocity Bankshares, Inc.	92,045	0.0
1,744 (1)	Metropolitan Bank Holding Corp.	96,583	0.0
16,281	MFA Financial, Inc.	183,487	0.1
2,732	Mid Penn Bancorp, Inc.	66,333	0.0
1,564	Middlefield Banc Corp.	50,627	0.0
4,085	Midland States Bancorp, Inc.	112,583	0.0
2,634	MidWestOne Financial Group, Inc.	70,881	0.0
10,524	Moelis & Co. - Class A	590,712	0.2
10,237 (1)	Mr Cooper Group, Inc.	666,633	0.2
2,059	MVB Financial Corp.	46,451	0.0
6,071	National Bank Holdings Corp. - Class A	225,780	0.1
366	National Western Life Group, Inc. - Class A	176,785	0.1
13,627	Navient Corp.	253,735	0.1
7,427	NBT Bancorp, Inc.	311,266	0.1
2,172	Nelnet, Inc. - Class A	191,614	0.1
5,648 (1)	NerdWallet, Inc. - Class A	83,139	0.0
15,042	New York Mortgage Trust, Inc.	128,308	0.0
3,932	NewtekOne, Inc.	54,262	0.0
2,183	Nicolet Bankshares, Inc.	175,688	0.1
12,900 (1)	NMI Holdings, Inc. - Class A	382,872	0.1
1,283	Northeast Bank	70,809	0.0
7,547	Northfield Bancorp, Inc.	94,941	0.0
20,757	Northwest Bancshares, Inc.	259,047	0.1
1,442	Norwood Financial Corp.	47,456	0.0
9,740	OceanFirst Financial Corp.	169,086	0.1
1,123 (1)	Ocwen Financial Corp.	34,543	0.0
7,771	OFG Bancorp	291,257	0.1
46,567	Old National Bancorp	786,517	0.2
7,718	Old Second Bancorp, Inc.	119,166	0.0
15,977 (1)	Open Lending Corp.	135,964	0.0
979	Orange County Bancorp, Inc.	58,975	0.0
6,875 (3)	Orchid Island Capital, Inc.	57,956	0.0
5,105	Origin Bancorp, Inc.	181,585	0.1
24,867 (1)	Oscar Health, Inc. - Class A	227,533	0.1
7,283	P10, Inc. - Class A	74,432	0.0
15,311	Pacific Premier Bancorp, Inc.	445,703	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
31,648 (1)	Pagseguro Digital Ltd. - Class A	$394,651	0.1
3,940 (1)	Palomar Holdings, Inc.	218,670	0.1
2,345	Park National Corp.	311,557	0.1
4,183	Pathward Financial, Inc.	221,406	0.1
8,953	Patria Investments Ltd. - Class A	138,861	0.0
42,427 (1)	Payoneer Global, Inc.	221,045	0.1
5,278 (1)	Paysafe Ltd.	67,506	0.0
3,222	Peapack-Gladstone Financial Corp.	96,080	0.0
4,075	PennyMac Financial Services, Inc.	360,108	0.1
14,289	PennyMac Mortgage Investment Trust	213,621	0.1
5,941	Peoples Bancorp, Inc.	200,568	0.1
1,305	Peoples Financial Services Corp.	63,553	0.0
7,000	Perella Weinberg Partners	85,610	0.0
2,740	Piper Sandler Cos.	479,144	0.1
3,741	PJT Partners, Inc. - Class A	381,096	0.1
1,075	Plumas Bancorp	44,451	0.0
6,287 (1)	PRA Group, Inc.	164,719	0.0
2,152	Preferred Bank/Los Angeles CA	157,204	0.0
6,254	Premier Financial Corp.	150,721	0.0
8,961	ProAssurance Corp.	123,572	0.0
7,170 (1)	PROG Holdings, Inc.	221,625	0.1
12,105	Provident Financial Services, Inc.	218,253	0.1
2,883	QCR Holdings, Inc.	168,338	0.1
24,835	Radian Group, Inc.	709,039	0.2
25,652	Ready Capital Corp.	262,933	0.1
901	Red River Bancshares, Inc.	50,555	0.0
18,457	Redwood Trust, Inc.	136,766	0.0
1,414	Regional Management Corp.	35,463	0.0
20,839 (1)	Remitly Global, Inc.	404,693	0.1
9,130	Renasant Corp.	307,498	0.1
1,740	Republic Bancorp, Inc. - Class A	95,978	0.0
6,506	S&T Bancorp, Inc.	217,431	0.1
2,412	Safety Insurance Group, Inc.	183,288	0.1
7,410	Sandy Spring Bancorp, Inc.	201,848	0.1
13,538	Seacoast Banking Corp. of Florida	385,291	0.1
9,562	Selective Insurance Group, Inc.	951,228	0.2
21,291 (1)	Selectquote, Inc.	29,169	0.0
8,191	ServisFirst Bancshares, Inc.	545,766	0.1
20,279	Simmons First National Corp. - Class A	402,335	0.1

See Accompanying Notes to Financial Statements

95

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
11,978 (1)	SiriusPoint Ltd.	$138,945	0.0
3,876 (1)	Skyward Specialty Insurance Group, Inc.	131,319	0.0
3,210	SmartFinancial, Inc.	78,613	0.0
1,512 (1)	Southern First Bancshares, Inc.	56,095	0.0
1,667	Southern Missouri Bancorp, Inc.	89,001	0.0
4,918	Southside Bancshares, Inc.	154,032	0.0
12,028	SouthState Corp.	1,015,765	0.3
8,161 (3)	Stellar Bancorp, Inc.	227,202	0.1
8,540	StepStone Group, Inc. - Class A	271,828	0.1
4,363	Stewart Information Services Corp.	256,326	0.1
4,585	Stock Yards Bancorp, Inc.	236,082	0.1
46,438 (1)	StoneCo Ltd. - Class A	837,277	0.2
4,320 (1)	StoneX Group, Inc.	318,946	0.1
7,601 (1)	Texas Capital Bancshares, Inc.	491,253	0.1
2,441 (1)	Third Coast Bancshares, Inc.	48,503	0.0
4,406	Tiptree, Inc.	83,538	0.0
2,482	Tompkins Financial Corp.	149,491	0.0
11,594	Towne Bank/ Portsmouth VA	345,037	0.1
11,598	TPG RE Finance Trust, Inc.	75,387	0.0
5,277	TriCo Bancshares	226,753	0.1
3,565 (1)	Triumph Financial, Inc.	285,842	0.1
6,313 (1)	Trupanion, Inc.	192,610	0.1
3,457	TrustCo Bank Corp. NY	107,340	0.0
10,017	Trustmark Corp.	279,274	0.1
15,352	Two Harbors Investment Corp.	213,853	0.1
7,108	UMB Financial Corp.	593,873	0.2
20,822	United Bankshares, Inc.	781,866	0.2
18,437	United Community Banks, Inc.	539,467	0.1
3,672	United Fire Group, Inc.	73,881	0.0
4,317	Universal Insurance Holdings, Inc.	68,986	0.0
5,393	Univest Financial Corp.	118,808	0.0
11,604 (1)	Upstart Holdings, Inc.	474,139	0.1
68,640	Valley National Bancorp	745,430	0.2
8,595	Veritex Holdings, Inc.	200,006	0.1
4,201	Victory Capital Holdings, Inc. - Class A	144,682	0.0
1,095	Virtus Investment Partners, Inc.	264,727	0.1
5,093	Walker & Dunlop, Inc.	565,374	0.1
10,486	Washington Federal, Inc.	345,619	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Financials: (continued)
3,143	Washington Trust Bancorp, Inc.	$101,770	0.0
3,513	Waterstone Financial, Inc.	49,885	0.0
9,521	WesBanco, Inc.	298,674	0.1
3,095	West BanCorp, Inc.	65,614	0.0
4,229	Westamerica BanCorp	238,558	0.1
22,474	WisdomTree, Inc.	155,745	0.0
677 (1)	World Acceptance Corp.	88,369	0.0
9,965	WSFS Financial Corp.	457,692	0.1
		68,061,760	16.3

	Health Care: 14.9%
50,102 (1)	23andMe Holding Co. - Class A	45,768	0.0
7,609 (1)	2seventy bio, Inc.	32,490	0.0
6,242 (1)	4D Molecular Therapeutics, Inc.	126,463	0.0
10,156 (1)	89bio, Inc.	113,443	0.0
19,347 (1)	ACADIA Pharmaceuticals, Inc.	605,755	0.2
11,050 (1)	Accolade, Inc.	132,710	0.0
16,273 (1)	Accuray, Inc.	46,053	0.0
5,364 (1)	ACELYRIN, Inc.	40,015	0.0
4,159 (1)	Actinium Pharmaceuticals, Inc.	21,128	0.0
15,438 (1)	AdaptHealth Corp.	112,543	0.0
17,950 (1)	Adaptive Biotechnologies Corp.	87,955	0.0
2,551 (1)	Addus HomeCare Corp.	236,860	0.1
34,428 (1)	ADMA Biologics, Inc.	155,615	0.1
1,812 (1)	Aerovate Therapeutics, Inc.	41,006	0.0
62,443 (1)	Agenus, Inc.	51,697	0.0
4,573 (1)	Agiliti, Inc.	36,218	0.0
8,860 (1)	Agios Pharmaceuticals, Inc.	197,312	0.1
8,187 (1)	Akero Therapeutics, Inc.	191,166	0.1
7,817 (1)	Aldeyra Therapeutics, Inc.	27,438	0.0
10,179 (1)	Alector, Inc.	81,228	0.0
13,824 (1)	Alignment Healthcare, Inc.	119,025	0.0
26,378 (1)	Alkermes PLC	731,726	0.2
10,304 (1)	Allakos, Inc.	28,130	0.0
15,569 (1)	Allogene Therapeutics, Inc.	49,976	0.0
8,102 (1)	Allovir, Inc.	5,508	0.0
17,233 (1)	Allscripts Healthcare Solutions, Inc.	180,774	0.1
14,037 (1)	Alphatec Holdings, Inc.	212,099	0.1
5,352 (1)	Alpine Immune Sciences, Inc.	102,009	0.0
8,336 (1)	Altimmune, Inc.	93,780	0.0
4,290 (1)	ALX Oncology Holdings, Inc.	63,878	0.0

See Accompanying Notes to Financial Statements

96

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
40,946 (1)	American Well Corp. - Class A	$61,010	0.0
44,946 (1)	Amicus Therapeutics, Inc.	637,784	0.2
6,080 (1)	AMN Healthcare Services, Inc.	455,270	0.1
19,553 (1)	Amneal Pharmaceuticals, Inc.	118,687	0.0
6,084 (1)	Amphastar Pharmaceuticals, Inc.	376,295	0.1
8,156 (1)	Amylyx Pharmaceuticals, Inc.	120,056	0.0
3,228 (1)(3)	AnaptysBio, Inc.	69,144	0.0
11,544 (1)(3)	Anavex Life Sciences Corp.	107,475	0.0
6,489 (1)	AngioDynamics, Inc.	50,874	0.0
2,329 (1)	ANI Pharmaceuticals, Inc.	128,421	0.0
2,493 (1)	Anika Therapeutics, Inc.	56,491	0.0
7,120 (1)	Annexon, Inc.	32,325	0.0
3,256 (1)	Apogee Therapeutics, Inc.	90,973	0.0
6,912 (1)	Apollo Medical Holdings, Inc.	264,730	0.1
22,833 (1)	Arbutus Biopharma Corp.	57,082	0.0
6,085 (1)	Arcellx, Inc.	337,717	0.1
3,782 (1)	Arcturus Therapeutics Holdings, Inc.	119,246	0.0
8,442 (1)	Arcus Biosciences, Inc.	161,242	0.1
13,208 (1)	Arcutis Biotherapeutics, Inc.	42,662	0.0
36,604 (1)	Ardelyx, Inc.	226,945	0.1
16,176 (1)	Arrowhead Pharmaceuticals, Inc.	494,986	0.1
3,698 (1)	ARS Pharmaceuticals, Inc.	20,265	0.0
6,528 (1)	Artivion, Inc.	116,721	0.0
7,893 (1)	Arvinas, Inc.	324,876	0.1
15,032 (1)	Assertio Holdings, Inc.	16,084	0.0
5,495 (1)	Astria Therapeutics, Inc.	42,202	0.0
16,393 (1)	Atara Biotherapeutics, Inc.	8,406	0.0
13,635 (1)	Atea Pharmaceuticals, Inc.	41,587	0.0
7,465 (1)	AtriCure, Inc.	266,426	0.1
228	Atrion Corp.	86,364	0.0
4,774 (1)	Aura Biosciences, Inc.	42,298	0.0
21,662 (1)	Aurinia Pharmaceuticals, Inc.	194,741	0.1
7,460 (1)	Avanos Medical, Inc.	167,328	0.1
8,819 (1)	Aveanna Healthcare Holdings, Inc.	23,635	0.0
9,854 (1)	Avid Bioservices, Inc.	64,051	0.0
11,890 (1)	Avidity Biosciences, Inc.	107,604	0.0
4,143 (1)	Avita Medical, Inc.	56,842	0.0
6,346 (1)	Axogen, Inc.	43,343	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
7,833 (1)	Axonics, Inc.	$487,448	0.1
5,641 (1)(3)	Axsome Therapeutics, Inc.	448,967	0.1
11,421 (1)(3)	Beam Therapeutics, Inc.	310,880	0.1
6,787 (1)	BioAtla, Inc.	16,696	0.0
30,348 (1)	BioCryst Pharmaceuticals, Inc.	181,785	0.1
10,848 (1)	Biohaven Ltd.	464,294	0.1
5,549 (1)	BioLife Solutions, Inc.	90,171	0.0
3,299 (1)(3)	Biomea Fusion, Inc.	47,901	0.0
4,145 (1)	Bioxcel Therapeutics, Inc.	12,228	0.0
17,640 (1)	Bluebird Bio, Inc.	24,343	0.0
9,708 (1)	Blueprint Medicines Corp.	895,466	0.2
18,264 (1)	Bridgebio Pharma, Inc.	737,318	0.2
30,197 (1)	Brookdale Senior Living, Inc.	175,747	0.1
21,791 (1)	Butterfly Network, Inc.	23,534	0.0
5,459 (1)(3)	Cabaletta Bio, Inc.	123,919	0.0
8,655 (1)	CareDx, Inc.	103,860	0.0
13,102 (1)	Caribou Biosciences, Inc.	75,074	0.0
4,108	Carisma Therapeutics, Inc.	12,036	0.0
18,730 (2)(4)	Cartesian Therapeutics, Inc. CVR	3,371	0.0
6,260 (1)(3)	Cassava Sciences, Inc.	140,913	0.0
4,137 (1)	Castle Biosciences, Inc.	89,276	0.0
16,020 (1)	Catalyst Pharmaceuticals, Inc.	269,296	0.1
3,161 (1)	Celcuity, Inc.	46,056	0.0
7,430 (1)	Celldex Therapeutics, Inc.	294,674	0.1
11,002 (1)	Cerevel Therapeutics Holdings, Inc.	466,485	0.1
29,586 (1)	Cerus Corp.	63,906	0.0
19,657 (1)	Citius Pharmaceuticals, Inc.	14,871	0.0
3,660 (1)	ClearPoint Neuro, Inc.	24,851	0.0
11,228 (1)	Codexis, Inc.	34,245	0.0
13,047 (1)	Cogent Biosciences, Inc.	76,716	0.0
16,305 (1)	Coherus Biosciences, Inc.	54,296	0.0
5,613 (1)	Collegium Pharmaceutical, Inc.	172,768	0.1
20,851 (1)	Community Health Systems, Inc.	65,264	0.0
16,347 (1)	Compass Therapeutics, Inc.	25,501	0.0
2,256 (1)	Computer Programs and Systems, Inc.	25,267	0.0
4,863	CONMED Corp.	532,547	0.1
12,828 (1)	Corcept Therapeutics, Inc.	416,653	0.1
9,328 (1)(3)	CorMedix, Inc.	35,073	0.0

See Accompanying Notes to Financial Statements

97

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
1,417 (1)	CorVel Corp.	$350,297	0.1
10,354 (1)	Crinetics Pharmaceuticals, Inc.	368,395	0.1
5,550 (1)	Cross Country Healthcare, Inc.	125,652	0.0
6,650 (1)	CryoPort, Inc.	103,008	0.0
5,513 (1)	Cue Biopharma, Inc.	14,554	0.0
4,035 (1)	Cullinan Oncology, Inc.	41,117	0.0
2,892 (1)	Cutera, Inc.	10,194	0.0
2,005 (1)	CVRx, Inc.	63,037	0.0
17,998 (1)	Cymabay Therapeutics, Inc.	425,113	0.1
19,868 (1)	Cytek Biosciences, Inc.	181,196	0.1
14,921 (1)	Cytokinetics, Inc.	1,245,754	0.3
10,100 (1)	Day One Biopharmaceuticals, Inc.	147,460	0.0
8,621 (1)	Deciphera Pharmaceuticals, Inc.	139,057	0.0
7,207 (1)	Definitive Healthcare Corp.	71,638	0.0
18,930 (1)	Denali Therapeutics, Inc.	406,238	0.1
5,631 (1)	Design Therapeutics, Inc.	14,922	0.0
1,421 (1)	Disc Medicine, Inc.	82,077	0.0
12,917 (1)	DocGo, Inc.	72,206	0.0
20,605 (1)	Dynavax Technologies Corp.	288,058	0.1
6,962 (1)	Dyne Therapeutics, Inc.	92,595	0.0
7,390 (1)	Edgewise Therapeutics, Inc.	80,847	0.0
13,074 (1)	Editas Medicine, Inc.	132,440	0.0
9,301	Embecta Corp.	176,068	0.1
7,610 (1)	Emergent BioSolutions, Inc.	18,264	0.0
3,120 (1)	Enanta Pharmaceuticals, Inc.	29,359	0.0
8,577 (1)	Enhabit, Inc.	88,772	0.0
3,878 (1)	Enliven Therapeutics, Inc.	53,671	0.0
8,705	Ensign Group, Inc.	976,788	0.2
3,514 (1)	Entrada Therapeutics, Inc.	53,026	0.0
14,014 (1)	Erasca, Inc.	29,850	0.0
17,515 (1)	Evolent Health, Inc. - Class A	578,520	0.2
6,904 (1)	Evolus, Inc.	72,699	0.0
4,331 (1)	EyePoint Pharmaceuticals, Inc.	100,089	0.0
12,849 (1)	Fate Therapeutics, Inc.	48,055	0.0
3,194 (1)	Fennec Pharmaceuticals, Inc.	35,837	0.0
3,619 (1)	Foghorn Therapeutics, Inc.	23,343	0.0
3,341 (1)	Fulgent Genetics, Inc.	96,588	0.0
2,956 (1)	Genelux Corp.	41,414	0.0
7,211 (1)	Generation Bio Co.	11,898	0.0
81,555 (1)	Geron Corp.	172,081	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
7,466 (1)	Glaukos Corp.	$593,472	0.2
13,516 (1)	Gritstone bio, Inc.	27,573	0.0
18,017 (1)	Guardant Health, Inc.	487,360	0.1
7,978 (1)	Haemonetics Corp.	682,199	0.2
20,714 (1)	Halozyme Therapeutics, Inc.	765,589	0.2
5,211 (1)	Harmony Biosciences Holdings, Inc.	168,315	0.1
4,736 (1)	Harrow, Inc.	53,043	0.0
7,215 (1)	Harvard Bioscience, Inc.	38,600	0.0
8,883 (1)	Health Catalyst, Inc.	82,257	0.0
13,419 (1)	HealthEquity, Inc.	889,680	0.2
4,132	HealthStream, Inc.	111,688	0.0
15,919 (1)	Heron Therapeutics, Inc.	27,062	0.0
4,166 (1)	HilleVax, Inc.	66,864	0.0
19,371 (1)	Hims & Hers Health, Inc.	172,402	0.1
10,562 (1)	Humacyte, Inc.	29,996	0.0
4,708 (1)	Icosavax, Inc.	74,198	0.0
9,443 (1)	Ideaya Biosciences, Inc.	335,982	0.1
1,997 (1)	IGM Biosciences, Inc.	16,595	0.0
3,577 (1)	Immuneering Corp. - Class A	26,291	0.0
21,203 (1)(3)	ImmunityBio, Inc.	106,439	0.0
38,229 (1)	ImmunoGen, Inc.	1,133,490	0.3
8,613 (1)	Immunovant, Inc.	362,866	0.1
8,529 (1)	Inari Medical, Inc.	553,703	0.1
3,078 (1)	InfuSystem Holdings, Inc.	32,442	0.0
5,658 (1)	Inhibrx, Inc.	215,004	0.1
12,229 (1)	Inmode Ltd.	271,973	0.1
3,302 (1)	Innovage Holding Corp.	19,812	0.0
9,620 (1)	Innoviva, Inc.	154,305	0.1
3,591 (1)	Inogen, Inc.	19,715	0.0
8,078 (1)	Inozyme Pharma, Inc.	34,412	0.0
21,570 (1)	Insmed, Inc.	668,454	0.2
5,302 (1)	Integer Holdings Corp.	525,322	0.1
14,085 (1)	Intellia Therapeutics, Inc.	429,452	0.1
14,927 (1)	Intra-Cellular Therapies, Inc.	1,069,072	0.3
40,654 (1)	Invitae Corp.	25,482	0.0
36,589 (1)	Iovance Biotherapeutics, Inc.	297,469	0.1
1,298	iRadimed Corp.	61,616	0.0
4,897 (1)	iRhythm Technologies, Inc.	524,175	0.1
22,159 (1)	Ironwood Pharmaceuticals, Inc.	253,499	0.1
4,130 (1)	iTeos Therapeutics, Inc.	45,223	0.0
2,628 (1)	Janux Therapeutics, Inc.	28,198	0.0
2,380 (1)	Joint Corp.	22,872	0.0
5,046 (1)(3)	KalVista Pharmaceuticals, Inc.	61,813	0.0

See Accompanying Notes to Financial Statements

98

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
17,286 (1)	Karyopharm Therapeutics, Inc.	$14,952	0.0
3,683 (1)	Keros Therapeutics, Inc.	146,436	0.0
5,068 (1)	Kiniksa Pharmaceuticals Ltd. - Class A	88,893	0.0
6,464 (1)	Kodiak Sciences, Inc.	19,651	0.0
3,464 (1)	Krystal Biotech, Inc.	429,744	0.1
11,640 (1)	Kura Oncology, Inc.	167,383	0.1
6,285 (1)	Kymera Therapeutics, Inc.	160,016	0.1
10,832 (1)	Lantheus Holdings, Inc.	671,584	0.2
4,324 (1)	Larimar Therapeutics, Inc.	19,674	0.0
3,170	LeMaitre Vascular, Inc.	179,929	0.1
13,901 (1)	Lexicon Pharmaceuticals, Inc.	21,269	0.0
17,439 (1)	LifeStance Health Group, Inc.	136,547	0.0
2,706 (1)	Ligand Pharmaceuticals, Inc.	193,263	0.1
21,329 (1)	Lineage Cell Therapeutics, Inc.	23,249	0.0
8,098 (1)	Liquidia Corp.	97,419	0.0
8,686 (1)	LivaNova PLC	449,414	0.1
2,467 (1)	Longboard Pharmaceuticals, Inc.	14,876	0.0
29,564 (1)	Lyell Immunopharma, Inc.	57,354	0.0
9,958 (1)	MacroGenics, Inc.	95,796	0.0
2,335 (1)	Madrigal Pharmaceuticals, Inc.	540,272	0.1
41,258 (1)	MannKind Corp.	150,179	0.0
8,219 (1)	Marinus Pharmaceuticals, Inc.	89,341	0.0
14,734 (1)	MaxCyte, Inc.	69,250	0.0
5,982 (1)	MeiraGTx Holdings PLC	41,994	0.0
9,058 (1)	Merit Medical Systems, Inc.	688,046	0.2
18,167 (1)	Mersana Therapeutics, Inc.	42,147	0.0
849	Mesa Laboratories, Inc.	88,950	0.0
18,718 (1)	MiMedx Group, Inc.	164,157	0.1
3,123 (1)	Mineralys Therapeutics, Inc.	26,858	0.0
4,082 (1)	Mirum Pharmaceuticals, Inc.	120,501	0.0
2,063 (1)	ModivCare, Inc.	90,751	0.0
4,824 (1)	Monte Rosa Therapeutics, Inc.	27,256	0.0
5,754 (1)	Morphic Holding, Inc.	166,176	0.1
63,190 (1)	Multiplan Corp.	90,994	0.0
12,949 (1)	Myriad Genetics, Inc.	247,844	0.1
7,657 (1)(3)	Nano-X Imaging Ltd.	48,775	0.0
2,082	National HealthCare Corp.	192,418	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
2,498	National Research Corp.	$98,821	0.0
8,330 (1)	Nautilus Biotechnology, Inc.	24,907	0.0
34,746 (1)	Neogen Corp.	698,742	0.2
20,448 (1)	NeoGenomics, Inc.	330,849	0.1
2,306 (1)	Neumora Therapeutics, Inc.	39,317	0.0
5,826 (1)	Nevro Corp.	125,376	0.0
15,040 (1)	Novavax, Inc.	72,192	0.0
7,844 (1)	Nurix Therapeutics, Inc.	80,950	0.0
4,148 (1)	Nuvalent, Inc. - Class A	305,251	0.1
24,344 (1)	Nuvation Bio, Inc.	36,759	0.0
12,945 (1)	Ocular Therapeutix, Inc.	57,735	0.0
4,387 (1)	Olema Pharmaceuticals, Inc.	61,550	0.0
9,276 (1)	Omeros Corp.	30,333	0.0
15,077 (1)	OmniAb, Inc.	93,025	0.0
7,149 (1)	Omnicell, Inc.	269,017	0.1
66,225 (1)	OPKO Health, Inc.	100,000	0.0
2,535 (1)	OptimizeRx Corp.	36,276	0.0
13,637 (1)	Optinose, Inc.	17,592	0.0
26,680 (1)	Option Care Health, Inc.	898,849	0.2
11,682 (1)	OraSure Technologies, Inc.	95,792	0.0
2,623 (1)	Orchestra BioMed Holdings, Inc.	23,948	0.0
11,240 (1)	Organogenesis Holdings, Inc.	45,972	0.0
6,588 (1)	ORIC Pharmaceuticals, Inc.	60,610	0.0
5,754 (1)	Orthofix Medical, Inc.	77,564	0.0
2,588 (1)	OrthoPediatrics Corp.	84,136	0.0
30,445 (1)	Outlook Therapeutics, Inc.	11,995	0.0
7,912 (1)	Outset Medical, Inc.	42,804	0.0
10,770 (1)	Ovid therapeutics, Inc.	34,679	0.0
11,866 (1)	Owens & Minor, Inc.	228,658	0.1
40,058 (1)	Pacific Biosciences of California, Inc.	392,969	0.1
7,278 (1)	Pacira BioSciences, Inc.	245,560	0.1
7,387 (1)	Paragon 28, Inc.	91,820	0.0
13,727	Patterson Cos., Inc.	390,533	0.1
5,076 (1)(3)	PDS Biotechnology Corp.	25,228	0.0
13,726 (1)	Pediatrix Medical Group, Inc.	127,652	0.0
4,913 (1)	Pennant Group, Inc.	68,389	0.0
4,387 (1)	PetIQ, Inc.	86,643	0.0
5,114 (1)	Phathom Pharmaceuticals, Inc.	46,691	0.0
3,492	Phibro Animal Health Corp. - Class A	40,437	0.0
8,238 (1)	Phreesia, Inc.	190,710	0.1
9,136 (1)	Pliant Therapeutics, Inc.	165,453	0.1

See Accompanying Notes to Financial Statements

99

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
6,453 (1)	PMV Pharmaceuticals, Inc.	$20,004	0.0
10,618 (1)	Poseida Therapeutics, Inc.	35,676	0.0
22,566 (1)	Precigen, Inc.	30,238	0.0
8,043 (1)	Prestige Consumer Healthcare, Inc.	492,392	0.1
6,422 (1)	Prime Medicine, Inc.	56,899	0.0
17,740 (1)	Privia Health Group, Inc.	408,552	0.1
6,317 (1)	PROCEPT BioRobotics Corp.	264,745	0.1
12,576 (1)	Progyny, Inc.	467,576	0.1
7,185 (1)	ProKidney Corp.	12,789	0.0
9,182 (1)	Protagonist Therapeutics, Inc.	210,543	0.1
11,051 (1)	Protalix BioTherapeutics, Inc.	19,671	0.0
6,614 (1)	Prothena Corp. PLC	240,353	0.1
11,307 (1)	PTC Therapeutics, Inc.	311,621	0.1
6,037 (1)	Pulmonx Corp.	76,972	0.0
2,962 (1)(3)	Pulse Biosciences, Inc.	36,255	0.0
5,676 (1)	Quanterix Corp.	155,182	0.1
18,452 (1)	Quantum-Si, Inc.	37,089	0.0
6,748 (1)	Quipt Home Medical Corp.	34,347	0.0
9,646 (1)	RadNet, Inc.	335,391	0.1
5,510 (1)	Rallybio Corp.	13,169	0.0
4,871 (1)	RAPT Therapeutics, Inc.	121,044	0.0
3,068 (1)	RayzeBio, Inc.	190,738	0.1
21,841 (1)	Recursion Pharmaceuticals, Inc. - Class A	215,352	0.1
6,698 (1)	REGENXBIO, Inc.	120,229	0.0
14,690 (1)	Relay Therapeutics, Inc.	161,737	0.1
7,752 (1)	Replimune Group, Inc.	65,349	0.0
13,459 (1)	Revance Therapeutics, Inc.	118,305	0.0
22,704 (1)	REVOLUTION Medicines, Inc.	651,151	0.2
8,208 (1)	Rhythm Pharmaceuticals, Inc.	377,322	0.1
31,712 (1)	Rigel Pharmaceuticals, Inc.	45,982	0.0
9,796 (1)	Rocket Pharmaceuticals, Inc.	293,586	0.1
4,413 (1)	RxSight, Inc.	177,932	0.1
8,411 (1)	Sage Therapeutics, Inc.	182,266	0.1
15,308 (1)	Sana Biotechnology, Inc.	62,457	0.0
659 (1)	Sanara Medtech, Inc.	27,085	0.0
14,937 (1)	Savara, Inc.	70,204	0.0
8,861 (1)	Scholar Rock Holding Corp.	166,587	0.1
8,647 (1)	Schrodinger, Inc./ United States	309,563	0.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
4,481 (1)	scPharmaceuticals, Inc.	$28,096	0.0
9,039 (1)	Seer, Inc.	17,536	0.0
16,804	Select Medical Holdings Corp.	394,894	0.1
18,730 (1)	Selecta Biosciences, Inc.	12,912	0.0
796 (1)	Semler Scientific, Inc.	35,255	0.0
16,516 (1)	Seres Therapeutics, Inc.	23,122	0.0
51,422 (1)	Sharecare, Inc.	55,536	0.0
5,909 (1)	SI-BONE, Inc.	124,030	0.0
8,105	SIGA Technologies, Inc.	45,388	0.0
6,079 (1)	Silk Road Medical, Inc.	74,589	0.0
2,538	Simulations Plus, Inc.	113,575	0.0
25,633 (1)	SomaLogic, Inc.	64,851	0.0
10,713 (1)	SpringWorks Therapeutics, Inc.	391,024	0.1
7,723 (1)	STAAR Surgical Co.	241,035	0.1
4,245 (1)	Stoke Therapeutics, Inc.	22,329	0.0
19,379 (1)	Summit Therapeutics, Inc.	50,579	0.0
7,863 (1)	Supernus Pharmaceuticals, Inc.	227,555	0.1
12,025 (1)	Surgery Partners, Inc.	384,680	0.1
2,224 (1)	Surmodics, Inc.	80,842	0.0
10,706 (1)	Sutro Biopharma, Inc.	45,929	0.0
10,543 (1)	Syndax Pharmaceuticals, Inc.	227,834	0.1
3,917 (1)	Tactile Systems Technology, Inc.	56,013	0.0
7,280 (1)(3)	Tango Therapeutics, Inc.	72,072	0.0
1,439 (1)	Taro Pharmaceutical Industries Ltd.	60,121	0.0
4,577 (1)(3)	Tarsus Pharmaceuticals, Inc.	92,684	0.0
2,685 (1)	Tela Bio, Inc.	17,775	0.0
7,055 (1)	Tenaya Therapeutics, Inc.	22,858	0.0
7,298 (1)	Terns Pharmaceuticals, Inc.	47,364	0.0
22,028 (1)	TG Therapeutics, Inc.	376,238	0.1
9,402 (1)	Theravance Biopharma, Inc.	105,678	0.0
3,311 (1)	Third Harmonic Bio, Inc.	36,322	0.0
5,034 (1)	TransMedics Group, Inc.	397,334	0.1
11,547 (1)	Travere Therapeutics, Inc.	103,808	0.0
7,233 (1)	Treace Medical Concepts, Inc.	92,221	0.0
9,019 (1)	Twist Bioscience Corp.	332,440	0.1
2,369 (1)	Tyra Biosciences, Inc.	32,811	0.0
1,146 (1)	UFP Technologies, Inc.	197,158	0.1
4,426 (1)	UroGen Pharma Ltd.	66,390	0.0

See Accompanying Notes to Financial Statements

100

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Health Care: (continued)
2,394	US Physical Therapy, Inc.	$222,977	0.1
645	Utah Medical Products, Inc.	54,322	0.0
9,629 (1)	Vanda Pharmaceuticals, Inc.	40,634	0.0
6,461 (1)	Varex Imaging Corp.	132,450	0.0
14,965 (1)	Vaxcyte, Inc.	939,802	0.2
7,482 (1)	Ventyx Biosciences, Inc.	18,481	0.0
5,415 (1)	Vera Therapeutics, Inc.	83,283	0.0
11,545 (1)	Veracyte, Inc.	317,603	0.1
7,635 (1)	Vericel Corp.	271,882	0.1
3,374 (1)(3)	Verrica Pharmaceuticals, Inc.	24,698	0.0
8,307 (1)	Verve Therapeutics, Inc.	115,800	0.0
6,325 (1)	Viemed Healthcare, Inc.	49,651	0.0
2,554 (1)	Vigil Neuroscience, Inc.	8,633	0.0
15,392 (1)	Viking Therapeutics, Inc.	286,445	0.1
13,562 (1)	Vir Biotechnology, Inc.	136,434	0.0
6,684 (1)	Viridian Therapeutics, Inc.	145,578	0.0
6,045 (1)	Vor BioPharma, Inc.	13,601	0.0
5,409 (1)	Voyager Therapeutics, Inc.	45,652	0.0
9,833 (1)	WaVe Life Sciences Ltd.	49,657	0.0
18,743 (1)	X4 Pharmaceuticals, Inc.	15,716	0.0
9,327 (1)	Xencor, Inc.	198,012	0.1
22,657 (1)	Xeris Biopharma Holdings, Inc.	53,244	0.0
1,210 (1)	XOMA Corp.	22,385	0.0
6,416 (1)	Y-mAbs Therapeutics, Inc.	43,757	0.0
9,275 (1)	Zentalis Pharmaceuticals, Inc.	140,516	0.0
5,630 (1)(3)	Zevra Therapeutics, Inc.	36,876	0.0
4,422 (1)	Zimvie, Inc.	78,490	0.0
3,011 (1)	Zura Bio Ltd.	14,061	0.0
8,841 (1)	Zymeworks, Inc.	91,858	0.0
3,090 (1)	Zynex, Inc.	33,650	0.0
		62,216,324	14.9

	Industrials: 16.0%
11,250 (1)	374Water, Inc.	15,975	0.0
19,973 (1)	3D Systems Corp.	126,829	0.0
10,787	AAON, Inc.	796,836	0.2
5,441 (1)	AAR Corp.	339,518	0.1
10,410	ABM Industries, Inc.	466,680	0.1
15,863	ACCO Brands Corp.	96,447	0.0
20,303 (1)	ACV Auctions, Inc. - Class A	307,590	0.1
4,151 (1)	AeroVironment, Inc.	523,192	0.1
4,106 (1)	AerSale Corp.	52,126	0.0
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
9,108 (1)	Air Transport Services Group, Inc.	$160,392	0.0
1,633	Alamo Group, Inc.	343,240	0.1
4,987	Albany International Corp. - Class A	489,823	0.1
63,489 (1)	Alight, Inc. - Class A	541,561	0.1
2,527	Allegiant Travel Co.	208,755	0.1
2,239	Allient, Inc.	67,640	0.0
4,011	Alta Equipment Group, Inc.	49,616	0.0
5,141 (1)	Ameresco, Inc. - Class A	162,815	0.0
2,645 (1)	American Woodmark Corp.	245,588	0.1
33,093 (1)	API Group Corp.	1,145,018	0.3
3,431	Apogee Enterprises, Inc.	183,250	0.1
6,107	Applied Industrial Technologies, Inc.	1,054,618	0.3
3,821	ArcBest Corp.	459,322	0.1
24,602 (1)	Archer Aviation, Inc. - Class A	151,056	0.0
7,710	Arcosa, Inc.	637,154	0.2
2,216	Argan, Inc.	103,687	0.0
5,039	Aris Water Solutions, Inc. - Class A	42,277	0.0
24,115 (1)	Array Technologies, Inc.	405,132	0.1
7,542 (1)	ASGN, Inc.	725,314	0.2
3,754	Astec Industries, Inc.	139,649	0.0
4,341 (1)	Astronics Corp.	75,620	0.0
3,476 (1)	Asure Software, Inc.	33,092	0.0
6,025 (1)	Atkore, Inc.	964,000	0.2
3,995	AZZ, Inc.	232,070	0.1
9,470 (1)	Babcock & Wilcox Enterprises, Inc.	13,826	0.0
7,729	Barnes Group, Inc.	252,197	0.1
1,118	Barrett Business Services, Inc.	129,464	0.0
8,538 (1)	Beacon Roofing Supply, Inc.	742,977	0.2
18,322 (1)	BlackSky Technology, Inc.	25,651	0.0
9,225 (1)	Blade Air Mobility, Inc.	32,564	0.0
8,510 (1)(3)	Blink Charging Co.	28,849	0.0
30,622 (1)	Bloom Energy Corp. - Class A	453,206	0.1
3,816 (1)	Blue Bird Corp.	102,879	0.0
1,439 (1)	BlueLinx Holdings, Inc.	163,053	0.0
6,302	Boise Cascade Co.	815,227	0.2
1,834 (1)	Bowman Consulting Group Ltd.	65,144	0.0
7,089 (1)	BrightView Holdings, Inc.	59,689	0.0
7,379	Brink’s Co.	648,983	0.2
4,742	Brookfield Business Corp. - Class A	110,394	0.0
3,315	Cadre Holdings, Inc.	109,030	0.0
8,964 (1)	Casella Waste Systems, Inc. - Class A	766,063	0.2

See Accompanying Notes to Financial Statements

101

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
7,690 (1)	CBIZ, Inc.	$481,317	0.1
4,903 (1)	CECO Environmental Corp.	99,433	0.0
6,833 (1)	Chart Industries, Inc.	931,543	0.2
2,854 (1)	Cimpress PLC	228,463	0.1
4,773	Columbus McKinnon Corp.	186,242	0.1
5,607	Comfort Systems USA, Inc.	1,153,192	0.3
5,581 (1)	Commercial Vehicle Group, Inc.	39,123	0.0
4,870 (1)	Concrete Pumping Holdings, Inc.	39,934	0.0
28,930 (1)	Conduent, Inc.	105,595	0.0
6,438 (1)	Construction Partners, Inc. - Class A	280,182	0.1
18,288 (1)	CoreCivic, Inc.	265,725	0.1
8,833	Costamare, Inc.	91,952	0.0
1,531	Covenant Logistics Group, Inc.	70,487	0.0
1,152	CRA International, Inc.	113,875	0.0
2,452	CSW Industrials, Inc.	508,569	0.1
10,742 (1)	Custom Truck One Source, Inc.	66,386	0.0
6,568 (1)	Daseke, Inc.	53,201	0.0
7,094	Deluxe Corp.	152,166	0.0
45,323 (1)(3)	Desktop Metal, Inc. - Class A	34,038	0.0
1,724 (1)	Distribution Solutions Group, Inc.	54,409	0.0
3,896	Douglas Dynamics, Inc.	115,633	0.0
2,145 (1)	Ducommun, Inc.	111,669	0.0
2,493 (1)	DXP Enterprises, Inc.	84,014	0.0
4,584 (1)	Dycom Industries, Inc.	527,573	0.1
1,671	Eagle Bulk Shipping, Inc.	92,573	0.0
2,401	Encore Wire Corp.	512,854	0.1
8,959 (1)	Energy Recovery, Inc.	168,788	0.0
16,719 (1)	Energy Vault Holdings, Inc.	38,955	0.0
8,941	Enerpac Tool Group Corp.	277,976	0.1
6,529	EnerSys	659,168	0.2
4,318	Ennis, Inc.	94,607	0.0
21,756 (1)	Enovix Corp.	272,385	0.1
3,376	EnPro Industries, Inc.	529,154	0.1
13,049 (1)	Enviri Corp.	117,441	0.0
18,372 (1)(3)	Eos Energy Enterprises, Inc.	20,025	0.0
4,112	ESCO Technologies, Inc.	481,227	0.1
14,697 (1)	ESS Tech, Inc.	16,755	0.0
2,921 (1)	Eve Holding, Inc.	21,382	0.0
802	EVI Industries, Inc.	19,031	0.0
8,018	Exponent, Inc.	705,905	0.2
9,508	Federal Signal Corp.	729,644	0.2
8,957	First Advantage Corp.	148,417	0.0
9,472 (1)	FiscalNote Holdings, Inc.	10,798	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
9,191 (1)	Fluence Energy, Inc.	$219,205	0.1
22,579 (1)	Fluor Corp.	884,419	0.2
2,115 (1)	Forrester Research, Inc.	56,703	0.0
4,142	Forward Air Corp.	260,408	0.1
2,029 (1)	Franklin Covey Co.	88,322	0.0
7,316	Franklin Electric Co., Inc.	707,091	0.2
6,024 (1)	Frontier Group Holdings, Inc.	32,891	0.0
15,902	FTAI Aviation Ltd.	737,853	0.2
17,384	FTAI Infrastructure, Inc.	67,624	0.0
71,107 (1)	FuelCell Energy, Inc.	113,771	0.0
5,671	GATX Corp.	681,768	0.2
6,947	Genco Shipping & Trading Ltd.	115,251	0.0
19,413 (1)	GEO Group, Inc.	210,243	0.1
4,875 (1)	Gibraltar Industries, Inc.	385,027	0.1
2,275	Global Industrial Co.	88,361	0.0
6,553 (1)	GMS, Inc.	540,164	0.1
19,989	Golden Ocean Group Ltd.	195,093	0.1
3,972	Gorman-Rupp Co.	141,125	0.0
30,817	GrafTech International Ltd.	67,489	0.0
7,101	Granite Construction, Inc.	361,157	0.1
10,919 (1)	Great Lakes Dredge & Dock Corp.	83,858	0.0
4,952	Greenbrier Cos., Inc.	218,779	0.1
6,679	Griffon Corp.	407,085	0.1
5,184	H&E Equipment Services, Inc.	271,227	0.1
8,568 (1)	Hawaiian Holdings, Inc.	121,666	0.0
11,763 (1)	Healthcare Services Group, Inc.	121,982	0.0
8,196	Heartland Express, Inc.	116,875	0.0
3,424	Heidrick & Struggles International, Inc.	101,111	0.0
5,305	Helios Technologies, Inc.	240,582	0.1
4,520	Herc Holdings, Inc.	672,983	0.2
11,088	Hillenbrand, Inc.	530,561	0.1
31,369 (1)	Hillman Solutions Corp.	288,908	0.1
7,403	HNI Corp.	309,667	0.1
5,000 (1)	Hub Group, Inc. - Class A	459,700	0.1
7,209 (1)	Hudson Technologies, Inc.	97,249	0.0
3,058 (1)	Huron Consulting Group, Inc.	314,362	0.1
23,704 (1)	Hyliion Holdings Corp.	19,288	0.0
1,804	Hyster-Yale Materials Handling, Inc.	112,191	0.0
1,761 (1)	IBEX Holdings Ltd.	33,477	0.0

See Accompanying Notes to Financial Statements

102

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
3,010	ICF International, Inc.	$403,611	0.1
1,388 (1)	IES Holdings, Inc.	109,957	0.0
4,275 (1)	Innodata, Inc.	34,799	0.0
11,204 (1)	INNOVATE Corp.	13,781	0.0
5,622	Insperity, Inc.	659,011	0.2
3,165	Insteel Industries, Inc.	121,188	0.0
9,815	Interface, Inc.	123,865	0.0
13,671 (1)	Janus International Group, Inc.	178,407	0.1
13,695 (1)	JELD-WEN Holding, Inc.	258,562	0.1
52,296 (1)	JetBlue Airways Corp.	290,243	0.1
44,602 (1)(3)	Joby Aviation, Inc.	296,603	0.1
5,042	John Bean Technologies Corp.	501,427	0.1
1,837	Kadant, Inc.	514,929	0.1
4,872	Kaman Corp.	116,684	0.0
5,453	Kelly Services, Inc. - Class A	117,894	0.0
12,603	Kennametal, Inc.	325,031	0.1
3,123	Kforce, Inc.	210,990	0.1
8,263	Korn Ferry	490,409	0.1
20,072 (1)	Kratos Defense & Security Solutions, Inc.	407,261	0.1
3,035 (1)	LanzaTech Global, Inc.	15,266	0.0
17,880 (1)	Legalzoom.com, Inc.	202,044	0.1
10,968 (1)	Leonardo DRS, Inc.	219,799	0.1
21,294 (1)	Li-Cycle Holdings Corp.	12,453	0.0
1,572 (1)	Limbach Holdings, Inc.	71,479	0.0
1,772	Lindsay Corp.	228,872	0.1
3,828 (1)	Liquidity Services, Inc.	65,880	0.0
4,472	LSI Industries, Inc.	62,966	0.0
4,862	Luxfer Holdings PLC	43,466	0.0
5,756 (1)	Manitowoc Co., Inc.	96,068	0.0
9,748	Marten Transport Ltd.	204,513	0.1
3,513 (1)	Masonite International Corp.	297,411	0.1
20,858 (1)	Masterbrand, Inc.	309,741	0.1
5,574	Matson, Inc.	610,910	0.2
4,869	Matthews International Corp. - Class A	178,449	0.1
1,763 (1)	Mayville Engineering Co., Inc.	25,422	0.0
3,999	McGrath RentCorp	478,360	0.1
34,524 (1)	Microvast Holdings, Inc.	48,334	0.0
2,148	Miller Industries, Inc.	90,839	0.0
11,872	MillerKnoll, Inc.	316,745	0.1
4,522 (1)	Montrose Environmental Group, Inc.	145,292	0.0
4,568	Moog, Inc. - Class A	661,355	0.2
13,578 (1)	MRC Global, Inc.	149,494	0.0
17,759	Mueller Industries, Inc.	837,337	0.2
24,665	Mueller Water Products, Inc. - Class A	355,176	0.1
2,612 (1)	MYR Group, Inc.	377,774	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
927	National Presto Industries, Inc.	$74,420	0.0
7,871 (1)	NEXTracker, Inc. - Class A	368,756	0.1
100,020 (1)	Nikola Corp.	87,497	0.0
1,715 (1)	Northwest Pipe Co.	51,896	0.0
17,337 (1)	NOW, Inc.	196,255	0.1
9,064 (1)(3)	NuScale Power Corp.	29,821	0.0
2,206 (1)	NV5 Global, Inc.	245,131	0.1
543	Omega Flex, Inc.	38,287	0.0
17,359 (1)	OPENLANE, Inc.	257,087	0.1
6,093	Pangaea Logistics Solutions Ltd.	50,206	0.0
3,506	Park Aerospace Corp.	51,538	0.0
1,189	Park-Ohio Holdings Corp.	32,055	0.0
6,479 (1)	Parsons Corp.	406,298	0.1
12,323 (1)	Performant Financial Corp.	38,509	0.0
9,082 (1)	PGT Innovations, Inc.	369,637	0.1
28,854	Pitney Bowes, Inc.	126,958	0.0
27,515 (1)	Planet Labs PBC	67,962	0.0
1,501	Powell Industries, Inc.	132,688	0.0
432	Preformed Line Products Co.	57,828	0.0
8,566	Primoris Services Corp.	284,477	0.1
4,350 (1)	Proto Labs, Inc.	169,476	0.1
5,525 (1)	Quad/Graphics, Inc.	29,946	0.0
5,427	Quanex Building Products Corp.	165,903	0.0
6,764 (1)	Radiant Logistics, Inc.	44,913	0.0
23,410 (1)	Resideo Technologies, Inc.	440,576	0.1
5,776	Resources Connection, Inc.	81,846	0.0
5,378	REV Group, Inc.	97,718	0.0
44,123 (1)	Rocket Lab USA, Inc.	244,000	0.1
10,661	Rush Enterprises, Inc. - Class A	536,248	0.1
715	Rush Enterprises, Inc. - Class B	37,881	0.0
18,778 (1)	RXO, Inc.	436,776	0.1
20,955 (1)	SES AI Corp.	38,348	0.0
27,310 (1)	Shoals Technologies Group, Inc. - Class A	424,397	0.1
5,476	Shyft Group, Inc.	66,917	0.0
6,799	Simpson Manufacturing Co., Inc.	1,346,066	0.3
6,554 (1)	SkyWest, Inc.	342,119	0.1
11,312 (1)	SKYX Platforms Corp.	18,099	0.0
3,020 (1)	SP Plus Corp.	154,775	0.0
17,639	Spirit Airlines, Inc.	289,103	0.1
7,057 (1)	SPX Technologies, Inc.	712,828	0.2
1,901	Standex International Corp.	301,080	0.1
14,858	Steelcase, Inc. - Class A	200,880	0.1
22,935 (1)(3)	Stem, Inc.	88,988	0.0

See Accompanying Notes to Financial Statements

103

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: (continued)
5,231 (1)	Sterling Check Corp.	$72,816	0.0
4,789 (1)	Sterling Infrastructure, Inc.	421,097	0.1
6,125 (1)	Sun Country Airlines Holdings, Inc.	96,346	0.0
13,663 (1)(3)	SunPower Corp.	65,992	0.0
2,940	Tennant Co.	272,509	0.1
10,588	Terex Corp.	608,386	0.2
17,640 (1)	Terran Orbital Corp.	20,110	0.0
6,362	Textainer Group Holdings Ltd.	313,010	0.1
5,553 (1)	Thermon Group Holdings, Inc.	180,861	0.1
8,717 (1)	Titan International, Inc.	129,709	0.0
3,469 (1)	Titan Machinery, Inc.	100,185	0.0
6,283 (1)	TPI Composites, Inc.	26,012	0.0
1,212 (1)	Transcat, Inc.	132,508	0.0
5,086 (1)	TriNet Group, Inc.	604,878	0.2
13,083	Trinity Industries, Inc.	347,877	0.1
10,023 (1)	Triumph Group, Inc.	166,181	0.0
5,333 (1)	TrueBlue, Inc.	81,808	0.0
3,275	TTEC Holdings, Inc.	70,969	0.0
27,824 (1)	TuSimple Holdings, Inc. - Class A	24,424	0.0
7,325 (1)	Tutor Perini Corp.	66,658	0.0
9,443	UFP Industries, Inc.	1,185,569	0.3
2,382	UniFirst Corp.	435,692	0.1
19,609 (1)	Upwork, Inc.	291,586	0.1
1,992 (1)	V2X, Inc.	92,508	0.0
13,353 (1)	Velo3D, Inc.	5,309	0.0
22,156 (1)	Verra Mobility Corp.	510,253	0.1
3,378 (1)	Viad Corp.	122,284	0.0
3,528 (1)	Vicor Corp.	158,548	0.0
52,253 (1)	Virgin Galactic Holdings, Inc.	128,020	0.0
2,076	VSE Corp.	134,130	0.0
7,386	Wabash National Corp.	189,229	0.1
4,313	Watts Water Technologies, Inc. - Class A	898,570	0.2
10,029	Werner Enterprises, Inc.	424,929	0.1
2,149 (1)	Willdan Group, Inc.	46,203	0.0
5,445 (1)	Xometry, Inc. - Class A	195,530	0.1
23,216	Zurn Elkay Water Solutions Corp.	682,783	0.2
		66,872,165	16.0

	Information Technology: 13.8%
18,836 (1)	8x8, Inc.	71,200	0.0
3,699 (1)	908 Devices, Inc.	41,503	0.0
11,422	A10 Networks, Inc.	150,428	0.0
17,365 (1)	ACI Worldwide, Inc.	531,369	0.1
7,785 (1)	ACM Research, Inc. - Class A	152,119	0.0
17,244	Adeia, Inc.	213,653	0.1
12,559	ADTRAN Holdings, Inc.	92,183	0.0
5,996	Advanced Energy Industries, Inc.	653,084	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,314 (1)(3)	Aehr Test Systems	$114,450	0.0
3,214 (1)	Agilysys, Inc.	272,611	0.1
7,637 (1)	Alarm.com Holdings, Inc.	493,503	0.1
6,358 (1)	Alkami Technology, Inc.	154,181	0.0
3,937 (1)	Alpha & Omega Semiconductor Ltd.	102,598	0.0
8,528 (1)	Altair Engineering, Inc. - Class A	717,631	0.2
6,022 (1)	Ambarella, Inc.	369,088	0.1
5,613	American Software, Inc. - Class A	63,427	0.0
16,973	Amkor Technology, Inc.	564,692	0.1
10,907 (1)	Amplitude, Inc. - Class A	138,737	0.0
3,051 (1)	Appfolio, Inc. - Class A	528,555	0.1
6,545 (1)	Appian Corp. - Class A	246,485	0.1
13,104 (1)(3)	Applied Digital Corp.	88,321	0.0
14,160 (1)	Arlo Technologies, Inc.	134,803	0.0
12,504 (1)	Asana, Inc. - Class A	237,701	0.1
3,857 (1)	Atomera, Inc.	27,038	0.0
53,899 (1)	Aurora Innovation, Inc.	235,539	0.1
24,665 (1)	AvePoint, Inc.	202,500	0.1
1,993 (1)	Aviat Networks, Inc.	65,091	0.0
5,165 (1)	Axcelis Technologies, Inc.	669,849	0.2
4,693	Badger Meter, Inc.	724,458	0.2
1,705	Bel Fuse, Inc. - Class B	113,843	0.0
6,784	Belden, Inc.	524,064	0.1
6,126	Benchmark Electronics, Inc.	169,323	0.1
11,052 (1)	BigCommerce Holdings, Inc.	107,536	0.0
14,164 (1)	Bit Digital, Inc.	59,914	0.0
6,946 (1)	Blackbaud, Inc.	602,218	0.2
8,957 (1)	Blackline, Inc.	559,275	0.1
22,243 (1)	Box, Inc. - Class A	569,643	0.1
8,290 (1)	Braze, Inc. - Class A	440,448	0.1
7,480 (1)	Brightcove, Inc.	19,373	0.0
12,836 (1)(3)	C3.ai, Inc. - Class A	368,522	0.1
9,408 (1)	Calix, Inc.	411,036	0.1
6,526 (1)	Cerence, Inc.	128,301	0.0
4,035 (1)	CEVA, Inc.	91,635	0.0
6,442 (1)	Cipher Mining, Inc.	26,605	0.0
23,811 (1)	Cleanspark, Inc.	262,635	0.1
13,149	Clear Secure, Inc. - Class A	271,527	0.1
2,124 (1)	Clearfield, Inc.	61,766	0.0
711	Climb Global Solutions, Inc.	38,984	0.0
7,509 (1)	Cohu, Inc.	265,744	0.1
32,877 (1)	CommScope Holding Co., Inc.	92,713	0.0
6,983 (1)	CommVault Systems, Inc.	557,593	0.1

See Accompanying Notes to Financial Statements

104

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,747	Comtech Telecommunications Corp.	$40,017	0.0
3,242 (1)	Consensus Cloud Solutions, Inc.	84,973	0.0
1,386 (1)	CoreCard Corp.	19,168	0.0
6,214 (1)	Corsair Gaming, Inc.	87,617	0.0
5,601 (1)	Couchbase, Inc.	126,135	0.0
17,863 (1)	Credo Technology Group Holding Ltd.	347,793	0.1
3,846 (1)	CS Disco, Inc.	29,191	0.0
4,972	CSG Systems International, Inc.	264,560	0.1
5,001	CTS Corp.	218,744	0.1
6,162 (1)	Daktronics, Inc.	52,254	0.0
5,701 (1)	Digi International, Inc.	148,226	0.0
2,381 (1)	Digimarc Corp.	86,002	0.0
15,074 (1)	Digital Turbine, Inc.	103,408	0.0
10,074 (1)	DigitalOcean Holdings, Inc.	369,615	0.1
7,186 (1)	Diodes, Inc.	578,617	0.1
5,099 (1)	Domo, Inc. - Class B	52,469	0.0
27,826 (1)	E2open Parent Holdings, Inc.	122,156	0.0
10,537 (1)	Eastman Kodak Co.	41,094	0.0
6,034 (1)	Enfusion, Inc. - Class A	58,530	0.0
7,788 (1)	EngageSmart, Inc.	178,345	0.1
7,937 (1)	Envestnet, Inc.	393,040	0.1
4,302 (1)	ePlus, Inc.	343,472	0.1
6,534 (1)	Everbridge, Inc.	158,842	0.0
4,310 (1)	EverCommerce, Inc.	47,539	0.0
10,443	EVERTEC, Inc.	427,536	0.1
17,983 (1)(3)	Evolv Technologies Holdings, Inc.	84,880	0.0
25,608 (1)	ExlService Holdings, Inc.	790,007	0.2
8,343 (1)	Expensify, Inc. - Class A	20,607	0.0
20,138 (1)	Extreme Networks, Inc.	355,234	0.1
5,853 (1)	Fannie Mae	1,114,001	0.3
3,158 (1)	FARO Technologies, Inc.	71,150	0.0
18,944 (1)	Fastly, Inc. - Class A	337,203	0.1
12,380 (1)	FormFactor, Inc.	516,370	0.1
25,665 (1)	Freshworks, Inc. - Class A	602,871	0.2
9,155 (1)	Grid Dynamics Holdings, Inc.	122,036	0.0
4,333	Hackett Group, Inc.	98,662	0.0
17,674 (1)	Harmonic, Inc.	230,469	0.1
3,883 (1)	I3 Verticals, Inc. - Class A	82,203	0.0
4,782 (1)	Ichor Holdings Ltd.	160,819	0.0
5,121	Immersion Corp.	36,154	0.0
3,670 (1)	Impinj, Inc.	330,410	0.1
23,551 (1)	indie Semiconductor, Inc. - Class A	190,999	0.1
32,820 (1)(3)	Infinera Corp.	155,895	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
4,567 (1)	Insight Enterprises, Inc.	$809,227	0.2
3,469 (1)	Instructure Holdings, Inc.	93,698	0.0
4,248 (1)	Intapp, Inc.	161,509	0.0
4,190	InterDigital, Inc.	454,783	0.1
1,661 (1)	inTEST Corp.	22,590	0.0
25,562 (1)(3)	IonQ, Inc.	316,713	0.1
7,461 (1)	Iteris, Inc.	38,797	0.0
7,280 (1)	Itron, Inc.	549,713	0.1
11,158 (1)	Jamf Holding Corp.	201,513	0.1
13,762 (1)	Kaltura, Inc.	26,836	0.0
4,239 (1)	Kimball Electronics, Inc.	114,241	0.0
14,513 (1)	Knowles Corp.	259,928	0.1
8,779	Kulicke & Soffa Industries, Inc.	480,387	0.1
18,305 (1)(3)	Lightwave Logic, Inc.	91,159	0.0
12,351 (1)	LivePerson, Inc.	46,810	0.0
10,518 (1)	LiveRamp Holdings, Inc.	398,422	0.1
5,701 (1)	Luna Innovations, Inc.	37,912	0.0
8,663 (1)	MACOM Technology Solutions Holdings, Inc.	805,226	0.2
33,824 (1)(3)	Marathon Digital Holdings, Inc.	794,526	0.2
39,525 (1)	Matterport, Inc.	106,322	0.0
4,742 (1)	Maxeon Solar Technologies Ltd.	34,000	0.0
9,623	Maximus, Inc.	806,985	0.2
11,873 (1)	MaxLinear, Inc.	282,221	0.1
4,451 (1)	MeridianLink, Inc.	110,251	0.0
5,481	Methode Electronics, Inc.	124,583	0.0
1,933 (1)(3)	MicroStrategy, Inc. - Class A	1,220,921	0.3
30,002 (1)(3)	MicroVision, Inc.	79,805	0.0
32,446 (1)	Mirion Technologies, Inc.	332,571	0.1
7,043 (1)	Mitek Systems, Inc.	91,841	0.0
6,021 (1)	Model N, Inc.	162,146	0.0
11,268 (1)	N-able, Inc.	149,301	0.0
5,003	Napco Security Technologies, Inc.	171,353	0.1
17,664 (1)	Navitas Semiconductor Corp.	142,548	0.0
4,726 (1)	NETGEAR, Inc.	68,905	0.0
10,933 (1)	NetScout Systems, Inc.	239,979	0.1
9,245 (1)	NextNav, Inc.	41,140	0.0
7,460 (1)	nLight, Inc.	100,710	0.0
5,697 (1)	Novanta, Inc.	959,432	0.2
811	NVE Corp.	63,607	0.0
16,342 (1)	Olo, Inc. - Class A	93,476	0.0
5,911	ON24, Inc.	46,579	0.0
6,602 (1)	OneSpan, Inc.	70,773	0.0
7,777 (1)	Onto Innovation, Inc.	1,189,103	0.3
2,546 (1)	OSI Systems, Inc.	328,561	0.1

See Accompanying Notes to Financial Statements

105

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
14,036 (1)	PagerDuty, Inc.	$324,933	0.1
4,311 (1)	PAR Technology Corp.	187,701	0.1
1,931	PC Connection, Inc.	129,783	0.0
5,054 (1)	PDF Solutions, Inc.	162,436	0.1
5,513 (1)	Perficient, Inc.	362,866	0.1
9,888 (1)	Photronics, Inc.	310,187	0.1
4,396 (1)	Plexus Corp.	475,339	0.1
9,014	Power Integrations, Inc.	740,140	0.2
8,949 (1)	PowerSchool Holdings, Inc. - Class A	210,838	0.1
6,897	Progress Software Corp.	374,507	0.1
7,134 (1)	PROS Holdings, Inc.	276,728	0.1
9,003 (1)	Q2 Holdings, Inc.	390,820	0.1
5,862 (1)	Qualys, Inc.	1,150,593	0.3
10,137 (1)	Rackspace Technology, Inc.	20,274	0.0
17,327 (1)	Rambus, Inc.	1,182,568	0.3
9,545 (1)	Rapid7, Inc.	545,019	0.1
2,037 (1)	Red Violet, Inc.	40,679	0.0
13,638 (1)	Repay Holdings Corp.	116,469	0.0
15,526 (1)	Ribbon Communications, Inc.	45,025	0.0
1,884	Richardson Electronics Ltd./United States	25,151	0.0
8,324 (1)	Rimini Street, Inc.	27,219	0.0
30,169 (1)	Riot Platforms, Inc.	466,714	0.1
2,771 (1)	Rogers Corp.	365,966	0.1
52,733 (1)	Sabre Corp.	232,025	0.1
8,978 (1)	Sanmina Corp.	461,200	0.1
5,036	Sapiens International Corp. NV	145,742	0.0
4,190 (1)	ScanSource, Inc.	165,966	0.1
5,306 (1)	SEMrush Holdings, Inc. - Class A	72,480	0.0
10,178 (1)	Semtech Corp.	223,000	0.1
5,031 (1)	Silicon Laboratories, Inc.	665,450	0.2
2,745 (1)	SiTime Corp.	335,110	0.1
7,798 (1)	SMART Global Holdings, Inc.	147,616	0.0
29,615 (1)	SmartRent, Inc.	94,472	0.0
8,450 (1)	SolarWinds Corp.	105,540	0.0
21,133 (1)	SoundHound AI, Inc. - Class A	44,802	0.0
1,673 (1)	SoundThinking, Inc.	42,728	0.0
16,318 (1)	Sprinklr, Inc. - Class A	196,469	0.1
7,590 (1)	Sprout Social, Inc. - Class A	466,330	0.1
5,807 (1)	SPS Commerce, Inc.	1,125,629	0.3
7,552 (1)	Squarespace, Inc. - Class A	249,292	0.1
7,361 (1)	Super Micro Computer, Inc.	2,092,438	0.5
6,269 (1)	Synaptics, Inc.	715,168	0.2
18,118 (1)	Tenable Holdings, Inc.	834,515	0.2
24,074 (1)	Terawulf, Inc.	57,778	0.0

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Information Technology: (continued)
15,194 (1)	Thoughtworks Holding, Inc.	$73,083	0.0
16,479 (1)	TTM Technologies, Inc.	260,533	0.1
1,789 (1)	Tucows, Inc. - Class A	48,303	0.0
2,650 (1)	Turtle Beach Corp.	29,018	0.0
7,213 (1)	Ultra Clean Holdings, Inc.	246,252	0.1
11,786 (1)	Unisys Corp.	66,237	0.0
17,298 (1)	Varonis Systems, Inc.	783,253	0.2
8,289 (1)	Veeco Instruments, Inc.	257,208	0.1
10,044 (1)	Verint Systems, Inc.	271,489	0.1
34,805 (1)	Viavi Solutions, Inc.	350,486	0.1
20,258	Vishay Intertechnology, Inc.	485,584	0.1
2,315 (1)	Vishay Precision Group, Inc.	78,872	0.0
9,328 (1)(3)	Vuzix Corp.	19,449	0.0
5,530 (1)	Weave Communications, Inc.	63,429	0.0
7,752 (1)	Workiva, Inc.	787,061	0.2
18,303	Xerox Holdings Corp.	335,494	0.1
7,357 (1)	Xperi, Inc.	81,074	0.0
17,118 (1)	Yext, Inc.	100,825	0.0
21,950 (1)	Zeta Global Holdings Corp. - Class A	193,599	0.1
20,575 (1)	Zuora, Inc. - Class A	193,405	0.1
		57,330,270	13.8

	Materials: 4.4%
4,367	AdvanSix, Inc.	130,835	0.0
1,838	Alpha Metallurgical Resources, Inc.	622,935	0.2
4,812	American Vanguard Corp.	52,788	0.0
2,851	Arch Resources, Inc.	473,095	0.1
8,022 (1)	Aspen Aerogels, Inc.	126,587	0.0
20,493 (1)	ATI, Inc.	931,817	0.2
14,471	Avient Corp.	601,559	0.2
5,092	Balchem Corp.	757,435	0.2
8,746	Cabot Corp.	730,291	0.2
2,964	Caledonia Mining Corp. PLC	36,161	0.0
7,677	Carpenter Technology Corp.	543,532	0.1
8,561 (1)	Century Aluminum Co.	103,931	0.0
2,708 (1)	Clearwater Paper Corp.	97,813	0.0
53,345 (1)	Coeur Mining, Inc.	173,905	0.1
18,473	Commercial Metals Co.	924,389	0.2
5,538	Compass Minerals International, Inc.	140,222	0.0
20,277 (1)	Constellium SE	404,729	0.1
1,219 (1)	Contango ORE, Inc.	22,076	0.0
1,352 (1)	Core Molding Technologies, Inc.	25,053	0.0
9,342 (1)	Dakota Gold Corp.	24,476	0.0
13,464 (1)(3)	Danimer Scientific, Inc.	13,733	0.0
15,060 (1)	Ecovyst, Inc.	147,136	0.0

See Accompanying Notes to Financial Statements

106

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
4,165	FutureFuel Corp.	$25,323	0.0
7,949 (1)	Glatfelter Corp.	15,421	0.0
4,633	Greif, Inc. - Class A	303,878	0.1
3,161	Hawkins, Inc.	222,598	0.1
2,172	Haynes International, Inc.	123,913	0.0
8,539	HB Fuller Co.	695,160	0.2
97,782	Hecla Mining Co.	470,331	0.1
33,877 (1)	i-80 Gold Corp.	59,623	0.0
5,845 (1)	Ingevity Corp.	276,001	0.1
4,000	Innospec, Inc.	492,960	0.1
1,739 (1)	Intrepid Potash, Inc.	41,545	0.0
9,829 (1)	Ivanhoe Electric, Inc. / US	99,076	0.0
2,555	Kaiser Aluminum Corp.	181,890	0.1
8,992 (1)	Knife River Corp.	595,091	0.2
3,417	Koppers Holdings, Inc.	175,019	0.1
28,650 (1)(3)	Livent Corp.	515,127	0.1
9,207 (1)	LSB Industries, Inc.	85,717	0.0
3,316	Materion Corp.	431,511	0.1
8,966	Mativ Holdings, Inc.	137,269	0.0
5,257	Minerals Technologies, Inc.	374,877	0.1
5,863	Myers Industries, Inc.	114,622	0.0
39,621 (1)	Novagold Resources, Inc.	148,183	0.0
24,470 (1)	O-I Glass, Inc.	400,819	0.1
1,685	Olympic Steel, Inc.	112,389	0.0
15,817 (1)	Origin Materials, Inc.	13,226	0.0
8,985	Orion SA	249,154	0.1
7,196	Pactiv Evergreen, Inc.	98,657	0.0
25,840 (1)	Perimeter Solutions SA	118,864	0.0
7,162 (1)	Perpetua Resources Corp.	22,704	0.0
2,843 (1)(3)	Piedmont Lithium, Inc.	80,258	0.0
18,983 (1)(3)	PureCycle Technologies, Inc.	76,881	0.0
2,216	Quaker Chemical Corp.	472,939	0.1
4,177	Ramaco Resources, Inc. - Class A	71,761	0.0
7,355 (1)	Ranpak Holdings Corp.	42,806	0.0
11,141 (1)	Rayonier Advanced Materials, Inc.	45,121	0.0
3,847	Ryerson Holding Corp.	133,414	0.0
4,246	Schnitzer Steel Industries, Inc. - Class A	128,059	0.0
6,688	Sensient Technologies Corp.	441,408	0.1
3,411	Stepan Co.	322,510	0.1
18,788 (1)	Summit Materials, Inc. - Class A	722,586	0.2
14,093	SunCoke Energy, Inc.	151,359	0.1
5,740	Sylvamo Corp.	281,891	0.1
7,115 (1)	TimkenSteel Corp.	166,847	0.1
6,804	TriMas Corp.	172,345	0.1
5,943	Trinseo PLC	49,743	0.0
18,587	Tronox Holdings PLC	263,192	0.1

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Materials: (continued)
367	United States Lime & Minerals, Inc.	$84,538	0.0
8,276	Warrior Met Coal, Inc.	504,588	0.1
4,821	Worthington Industries, Inc.	277,449	0.1
4,892 (1)	Worthington Steel, Inc.	137,465	0.0
		18,312,606	4.4

	Real Estate: 6.0%
14,867	Acadia Realty Trust	252,590	0.1
12,041	Alexander & Baldwin, Inc.	229,020	0.1
406	Alexander’s, Inc.	86,709	0.0
8,055	American Assets Trust, Inc.	181,318	0.1
17,050 (1)	Anywhere Real Estate, Inc.	138,275	0.0
24,041 (1)	Apartment Investment and Management Co. - Class A	188,241	0.1
33,973	Apple Hospitality REIT, Inc.	564,292	0.1
11,697	Armada Hoffler Properties, Inc.	144,692	0.0
10,581	Braemar Hotels & Resorts, Inc.	26,452	0.0
27,493	Brandywine Realty Trust	148,462	0.0
30,118	Broadstone Net Lease, Inc.	518,632	0.1
15,699	CareTrust REIT, Inc.	351,344	0.1
4,824	CBL & Associates Properties, Inc.	117,802	0.0
2,557	Centerspace	148,817	0.0
8,826	Chatham Lodging Trust	94,615	0.0
6,464	City Office REIT, Inc.	39,495	0.0
4,385	Community Healthcare Trust, Inc.	116,816	0.0
46,536 (1)	Compass, Inc. - Class A	174,975	0.0
17,949	COPT Defense Properties	460,033	0.1
4,117	CTO Realty Growth, Inc.	71,348	0.0
26,282 (1)	Cushman & Wakefield PLC	283,846	0.1
33,264	DiamondRock Hospitality Co.	312,349	0.1
25,808	DigitalBridge Group, Inc.	452,672	0.1
38,219	Diversified Healthcare Trust	142,939	0.0
13,118	Douglas Elliman, Inc.	38,698	0.0
25,893	Douglas Emmett, Inc.	375,449	0.1
14,907	Easterly Government Properties, Inc.	200,350	0.1
14,185	Elme Communities	207,101	0.1
21,452	Empire State Realty Trust, Inc. - Class A	207,870	0.1

See Accompanying Notes to Financial Statements

107

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
14,883	Equity Commonwealth	$285,754	0.1
24,705	Essential Properties Realty Trust, Inc.	631,460	0.2
11,238 (3)	eXp World Holdings, Inc.	174,414	0.0
7,739	Farmland Partners, Inc.	96,583	0.0
3,108 (1)	Forestar Group, Inc.	102,782	0.0
13,739	Four Corners Property Trust, Inc.	347,597	0.1
1,262 (1)	FRP Holdings, Inc.	79,355	0.0
7,309	Getty Realty Corp.	213,569	0.1
7,138	Gladstone Commercial Corp.	94,507	0.0
6,193	Gladstone Land Corp.	89,489	0.0
10,882	Global Medical REIT, Inc.	120,790	0.0
30,533	Global Net Lease, Inc.	303,803	0.1
21,971	Hudson Pacific Properties, Inc.	204,550	0.1
35,704	Independence Realty Trust, Inc.	546,271	0.1
4,437	Innovative Industrial Properties, Inc.	447,338	0.1
11,048	InvenTrust Properties Corp.	279,956	0.1
16,447	JBG SMITH Properties	279,763	0.1
19,022	Kennedy-Wilson Holdings, Inc.	235,492	0.1
34,459	Kite Realty Group Trust	787,733	0.2
45,829	L.P. Industrial Trust	454,624	0.1
6,671	LTC Properties, Inc.	214,273	0.1
34,730	Macerich Co.	535,884	0.1
3,936	Marcus & Millichap, Inc.	171,924	0.0
6,701	National Health Investors, Inc.	374,251	0.1
10,684	NETSTREIT Corp.	190,709	0.1
22,070	Newmark Group, Inc. - Class A	241,887	0.1
5,328	NexPoint Diversified Real Estate Trust	42,358	0.0
3,848	NexPoint Residential Trust, Inc.	132,487	0.0
7,503	Office Properties Income Trust	54,922	0.0
3,076	One Liberty Properties, Inc.	67,395	0.0
88,137 (1)	Opendoor Technologies, Inc.	394,854	0.1
9,555	Orion Office REIT, Inc.	54,655	0.0
23,068	Outfront Media, Inc.	322,029	0.1
30,579	Paramount Group, Inc.	158,093	0.0
5,949	Peakstone Realty Trust	118,564	0.0
19,375	Pebblebrook Hotel Trust	309,612	0.1
18,674	Phillips Edison & Co., Inc.	681,228	0.2

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Real Estate: (continued)
37,513	Physicians Realty Trust	$499,298	0.1
20,160	Piedmont Office Realty Trust, Inc. - Class A	143,338	0.0
7,261	Plymouth Industrial REIT, Inc.	174,772	0.0
12,610	PotlatchDeltic Corp.	619,151	0.2
2,952	RE/MAX Holdings, Inc. - Class A	39,350	0.0
17,138 (1)	Redfin Corp.	176,864	0.0
19,424	Retail Opportunity Investments Corp.	272,519	0.1
25,115	RLJ Lodging Trust	294,348	0.1
2,711	RMR Group, Inc. - Class A	76,532	0.0
9,152	Ryman Hospitality Properties, Inc.	1,007,269	0.2
36,741	Sabra Health Care REIT, Inc.	524,294	0.1
7,014 (1)	Safehold, Inc.	164,128	0.0
2,279	Saul Centers, Inc.	89,496	0.0
26,519	Service Properties Trust	226,472	0.1
30,032	SITE Centers Corp.	409,336	0.1
10,304	SL Green Realty Corp.	465,432	0.1
5,500	St Joe Co.	330,990	0.1
1,942 (1)	Star Holdings	29,091	0.0
1,042 (1)	Stratus Properties, Inc.	30,072	0.0
17,583	Summit Hotel Properties, Inc.	118,158	0.0
32,891	Sunstone Hotel Investors, Inc.	352,920	0.1
16,189	Tanger Factory Outlet Centers, Inc.	448,759	0.1
4,215 (1)	Tejon Ranch Co.	72,498	0.0
12,893	Terreno Realty Corp.	808,004	0.2
9,335	UMH Properties, Inc.	143,012	0.0
38,185	Uniti Group, Inc.	220,709	0.1
2,386	Universal Health Realty Income Trust	103,194	0.0
18,046	Urban Edge Properties	330,242	0.1
12,901	Veris Residential, Inc.	202,933	0.1
8,753	Whitestone REIT	107,574	0.0
17,759	Xenia Hotels & Resorts, Inc.	241,878	0.1
		24,838,790	6.0

	Utilities: 2.6%
9,162	ALLETE, Inc.	560,348	0.1
10,276 (1)(3)	Altus Power, Inc.	70,185	0.0
5,803	American States Water Co.	466,677	0.1
1,743	Artesian Resources Corp. - Class A	72,247	0.0
11,840	Avista Corp.	423,162	0.1
10,345	Black Hills Corp.	558,113	0.1
19,025	Brookfield Infrastructure Corp. - Class A	671,202	0.2
6,393 (1)	Cadiz, Inc.	17,900	0.0

See Accompanying Notes to Financial Statements

108

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Utilities: (continued)
9,219	California Water Service Group	$478,190	0.1
3,399	Chesapeake Utilities Corp.	359,036	0.1
2,448	Consolidated Water Co. Ltd.	87,149	0.0
3,505	Genie Energy Ltd. - Class B	98,596	0.0
5,912	MGE Energy, Inc.	427,497	0.1
2,846	Middlesex Water Co.	186,755	0.1
11,020 (1)	Montauk Renewables, Inc.	98,188	0.0
15,422	New Jersey Resources Corp.	687,513	0.2
5,928	Northwest Natural Holding Co.	230,836	0.1
9,398	NorthWestern Corp.	478,264	0.1
8,801	ONE Gas, Inc.	560,800	0.1
8,427	Ormat Technologies, Inc.	638,682	0.2
6,580	Otter Tail Corp.	559,103	0.1
13,521	PNM Resources, Inc.	562,474	0.1
14,963	Portland General Electric Co.	648,496	0.2
3,897 (1)	Pure Cycle Corp.	40,802	0.0
5,187	SJW Group	338,970	0.1
9,817	Southwest Gas Holdings, Inc.	621,907	0.2
8,256	Spire, Inc.	514,679	0.1
16,793 (1)(3)	Sunnova Energy International, Inc.	256,093	0.1
2,804	Unitil Corp.	147,406	0.0
2,712	York Water Co.	104,737	0.0

		10,966,007	2.6
	Total Common Stock (Cost $370,016,536)	403,291,127	96.8

RIGHTS: 0.0%
	Consumer, Non-cyclical: 0.0%
8,741 (2)(4)	Chinook Therapeutics, Inc. CVR	3,409	0.0
	Total Rights (Cost $—)	3,409	0.0
WARRANTS: 0.0%
	Health Care: 0.0%
2,504 (1)	Cassava Sciences, Inc.	15,675	0.0
	Total Warrants (Cost $13,926)	15,675	0.0
	Total Long-Term Investments (Cost $370,030,462)	403,310,211	96.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.0%
	Repurchase Agreements: 2.1%
2,100,841 (5)	Bank of America Inc., Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $2,102,066, collateralized by various U.S. Government Securities, 0.000%- 3.125%, Market Value plus accrued interest $2,142,858, due 08/31/27-05/15/48)	$2,100,841	0.5
2,100,841 (5)	Daiwa Capital Markets, Repurchase Agreement dated 12/29/2023, 5.350%, due 01/02/2024 (Repurchase Amount $2,102,073, collateralized by various U.S. Government Securities, 0.000%- 5.375%, Market Value plus accrued interest $2,142,859, due 01/25/24-11/15/51)	2,100,841	0.5
2,100,841 (5)	Deutsche Bank Securities Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $2,102,068, collateralized by various U.S. Government Securities, 0.000%, Market Value plus accrued interest $2,142,858, due 01/18/24-08/15/36)	2,100,841	0.5

See Accompanying Notes to Financial Statements

109

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Repurchase Agreements (continued)
386,761 (5)	HSBC Securities USA, Repurchase Agreement dated 12/29/2023, 5.320%, due 01/02/2024 (Repurchase Amount $386,986, collateralized by various U.S. Government Securities, 0.000%- 4.250%, Market Value plus accrued interest $394,496, due 04/30/24-05/15/53)	$386,761	0.1
2,100,841 (5)	Mizuho Securities USA Inc., Repurchase Agreement dated 12/29/2023, 5.330%, due 01/02/2024 (Repurchase Amount $2,102,068, collateralized by various U.S. Government Securities, 0.375%- 4.750%, Market Value plus accrued interest $2,142,858, due 12/31/23-02/15/33)	2,100,841	0.5
	Total Repurchase Agreements (Cost $8,790,125)	8,790,125	2.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.9%
11,987,000 (6)	Morgan Stanley Institutional Liquidity Funds - Government Portfolio (Institutional Share Class), 5.270% (Cost $11,987,000)	$11,987,000	2.9
	Total Short-Term Investments (Cost $20,777,125)	20,777,125	5.0
	Total Investments in Securities (Cost $390,807,587)	$424,087,336	101.8
	Liabilities in Excess of Other Assets	(7,459,774)	(1.8)
	Net Assets	$416,627,562	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(3)	Security, or a portion of the security, is on loan.
(4)	Restricted security as to resale, excluding Rule 144A securities. As of December 31, 2023, the Portfolio held restricted securities with a fair value of $6,780 or —% of net assets. Please refer to the table below for additional details.
(5)	All or a portion of the security represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2023.

See Accompanying Notes to Financial Statements

110

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2023 in valuing the assets and liabilities:

	Quoted Prices
	in Active Markets	Significant Other	Significant
	for Identical	Observable	Unobservable	Fair Value
	Investments	Inputs	Inputs	at
	(Level 1)	(Level 2)	(Level 3)	December 31, 2023
Asset Table
Investments, at fair value
Common Stock
Communication Services	$9,556,502	$—	$—	$9,556,502
Consumer Discretionary	43,746,660	—	—	43,746,660
Consumer Staples	13,666,297	—	—	13,666,297
Energy	27,723,746	—	—	27,723,746
Financials	68,061,760	—	—	68,061,760
Health Care	62,212,953	—	3,371	62,216,324
Industrials	66,872,165	—	—	66,872,165
Information Technology	57,330,270	—	—	57,330,270
Materials	18,312,606	—	—	18,312,606
Real Estate	24,838,790	—	—	24,838,790
Utilities	10,966,007	—	—	10,966,007
Total Common Stock	403,287,756	—	3,371	403,291,127
Rights	—	—	3,409	3,409
Warrants	—	15,675	—	15,675
Short-Term Investments	11,987,000	8,790,125	—	20,777,125
Total Investments, at fair value	$415,274,756	$8,805,800	$6,780	$424,087,336
Other Financial Instruments+
Futures	871,499	—	—	871,499
Total Assets	$416,146,255	$8,805,800	$6,780	$424,958,835

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2023, Voya VACS Index Series SC Portfolio held the following restricted securities:

Security	Acquisition Date	Acquisition Cost	Fair Value
Cartesian Therapeutics, Inc. CVR	12/12/2023	$—	$3,371
Chinook Therapeutics, Inc. CVR	8/14/2023	—	3,409
		$—	$6,780

At December 31, 2023, the following futures contracts were outstanding for Voya VACS Index Series SC Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation
Long Contracts:
E-mini Russell 2000 Index	130	03/15/24	$13,310,050	$871,499
			$13,310,050	$871,499

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2023 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Variation margin receivable on futures contracts*	$871,499
Total Asset Derivatives		$871,499

See Accompanying Notes to Financial Statements

111

Voya VACS Index Series SC Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2023 (continued)

*	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio's Statement of Operations for the period ended December 31, 2023 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(563,040)
Total	$(563,040)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$871,499
Total	$871,499

At December 31, 2023, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $392,179,020.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$65,167,766
Gross Unrealized Depreciation	(32,387,950)
Net Unrealized Appreciation	$32,779,816

See Accompanying Notes to Financial Statements

112

TAX INFORMATION (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2023. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Derived from Foreign Sourced Income*
Voya VACS Index Series EM Portfolio	$2,027,993	$0.0554	94.69%
Voya VACS Index Series I Portfolio	$2,705,158	$0.0188	84.98%

* None of the Portfolios' income was derived from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

113

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about Directors/Trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/ Trustees(3):

Colleen D. Baldwin (1960) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Chairperson Director/Trustee	January 2020 – Present VIT: November 2007 – Present VVPI: May 2013 - Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	138	Stanley Global Engineering (2020 – Present).

John V. Boyer (1953) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: January 2005 – Present VVPI: May 2013 - Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – December 2019).	138	None.

Martin J. Gavin (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	August 2015 – Present	Retired.	138	None.

Joseph E. Obermeyer (1957) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: May 2013 – Present VVPI: January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	138	None.

Sheryl K. Pressler (1950) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	VIT: January 2006 – Present VVPI: May 2013 - Present	Consultant (May 2001 – Present).	138	Centerra Gold Inc. (May 2008 – Present).

Christopher P. Sullivan (1954) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Director/Trustee	October 2015 – Present	Retired.	138	None.

(1)	Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Inde- pendent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific

114

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2024.

(3)	Effective December 31, 2023, Patricia W. Chadwick retired as a Director/Trustee of the Board.

115

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andy Simonoff (1973) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	President and Chief Executive Officer	January 2023 – Present	Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 2023 – Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020 – Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019 – January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015 – March 2019).

Jonathan Nash (1967) 230 Park Avenue New York, New York 10169	Executive Vice President and Chief Investment Risk Officer	March 2020 – Present	Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020 – Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017 – Present). Formerly, Vice President, Voya Investments, LLC (September 2018 – March 2020).

James M. Fink (1958) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Executive Vice President	March 2018 – Present	Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018 – Present); Chief Administrative Officer, Voya Investment Management (September 2017 – Present).

Steven Hartstein (1963) 230 Park Avenue New York, New York 10169	Chief Compliance Officer	December 2022 – Present	Senior Vice President, Voya Investment Management (December 2022 – Present). Formerly, Head of Funds Compliance, Brighthouse Financial, Inc. and Chief Compliance Officer – Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President, Chief/ Principal Financial Officer and Assistant Secretary	March 2005 – Present

Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022 – Present); Director, Voya Investments, LLC (September 2022 – Present); Senior

Vice President, Voya Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds Services, LLC (March 2018 – September 2022).

Kimberly A. Anderson (1964) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	VIT: November 2003 – Present VVPI: December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).

Sara M. Donaldson (1959) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021 – Present). Formerly, Vice President, Voya Investments, LLC (October 2015 – February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015 – August 2021).

Jason Kadavy (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	September 2023 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (September 2023 – Present); Formerly, Vice President, Voya Investments, LLC (October 2015 - September 2023); Vice President, Voya Funds Services, LLC (July 2007 – September 2023).

116

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Andrew K. Schlueter (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Senior Vice President	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya Investment Management (April 2023 – Present); Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022 – March 2023); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018 – February 2022).

Joanne F. Osberg (1982) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Secretary	March 2023 – Present September 2020 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department, Senior Vice President and Secretary, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC (August 2022 - March 2023); Vice President and Secretary, Voya Investments, LLC and Voya Funds Services, LLC, Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (September 2020 – March 2023). Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (January 2013 – September 2020).

Robert Terris (1970) 5780 Powers Ferry Road NW Atlanta, Georgia 30327	Senior Vice President	VIT: May 2006 – Present VPI: June 2006 –Present	Senior Vice President, Head of Future State Operating Model Design, Voya Investment Management (April 2023 – Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018 – Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March 2006 – Present).

Fred Bedoya (1973) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President Principal Accounting Officer and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present); Vice President, Voya Funds Services, LLC (July 2012 – Present).

Robyn L. Ichilov (1967) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	VIT: November 1999 – Present VVPI: March 2002 – Present	Vice President, Voya Investments, LLC (August 1997 – Present); Vice President, Voya Funds Services, LLC (November 1995 – Present).

Erica McKenna (1972) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021 – May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016 – March 2021).

Craig Wheeler (1969) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present).

Nicholas C.D. Ward (1993) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Counsel, Voya Investment Management – Mutual Fund Legal Department (November 2021 – Present). Formerly, Associate, Dechert LLP (October 2018 – November 2021).

117

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Gizachew Wubishet (1976) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258	Assistant Vice President and Assistant Secretary	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management – Mutual Fund Legal Department (May 2019 – Present). Formerly, Attorney, Ropes & Gray LLP (October 2011 – April 2019).

Monia Piacenti (1976) One Orange Way Windsor, Connecticut 06095	Anti-Money Laundering Officer	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018 – Present). Formerly, Compliance Consultant, Voya Financial, Inc. (January 2019 – February 2023).

(1)	The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

118

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2023, the Boards of Directors/Trustees (“Board”) of Voya Investors Trust (the “Trust”) and Voya Variable Portfolios, Inc. (the “Company”), including a majority of the Board members who have no direct or indirect interest in the investment management and sub-advisory contracts, and who are not “interested persons” of Voya VACS Index Series EM Portfolio, Voya VACS Index Series I Portfolio, Voya VACS Index Series MC Portfolio and Voya VACS Index Series SC Portfolio, each a series of the Company, and Voya VACS Index Series S Portfolio, a series of the Trust (the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Directors/Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company or Trust, on behalf of the Portfolios, and the sub-advisory contracts (the “Sub-Advisory Contracts,” and together with the Management Contracts, the “Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one-year period ending November 30, 2024.

In addition to the Board meeting on November 16, 2023, the Independent Directors/Trustees also held meetings outside the presence of representatives of the Manager and Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 9, 2023 and November 14, 2023. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management and sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Directors/Trustees request, and management provides, certain information that the Independent Directors/ Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes; and

(2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process. In addition, the Independent Directors/Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager or Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the omission of any such information was determined to not be material to the Board’s considerations.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the

119

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ investment program, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Chief Compliance Officer of the Company and the Trust evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager and Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board focuses on the reasonableness of the differences between the Portfolio’s net performance and the total return of the index that the Portfolio seeks to track over certain time periods. The Board considered that the Portfolios had limited performance history as each was launched in early 2023 and that it was reasonable to provide more time for the purpose of evaluating the Portfolio’s performance.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio.

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group and which additional services the Manager pays for on behalf of the Portfolios under the “bundled fee” arrangement in return for a single management fee (“Unified Fee Structure”). The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser related to their services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub- Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Although the Methodology Guide establishes a framework for profit calculation by the Manager and its affiliated Sub- Adviser, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager and the Voya- affiliated Sub-Adviser are entitled to earn a reasonable level of profits for the services that they provide to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Advisers’ potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 9, 2023, November 14,

2023, and/or November 16, 2023 meetings in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quartile rankings noted below, the first quartile represents the range of funds with the lowest management fee rate or expense ratio, as applicable, and the fourth quartile represents the range of funds with the highest management fee rate or expense ratio, as applicable.

Voya VACS Index Series EM Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series EM Portfolio, the

Board considered that the Portfolio had limited performance history as it was launched in March 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series I Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series I Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in February 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

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ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Voya VACS Index Series MC Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series MC Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series SC Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series SC Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the first quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the first quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Voya VACS Index Series S Portfolio

In considering whether to approve the renewal of the Contracts for Voya VACS Index Series S Portfolio, the Board considered that the Portfolio had limited performance history as it was launched in January 2023.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the second quartile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quartile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quartile of net expense ratios of the funds in its Selected Peer Group.

In analyzing this fee data, the Board took into account management’s representations regarding the expense borne by the Manager for the provision of services by certain third parties to the Portfolio, such as transfer agency, custody, accounting, and legal services, pursuant to the Portfolio’s Unified Fee Structure.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2024.

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Investment Adviser	Independent Registered Public Accounting Firm
Voya Investments, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	Ernst & Young LLP 200 Clarendon Street Boston, Massachusetts 02116

Distributor	Custodian
Voya Investments Distributor, LLC 7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258	The Bank of New York Mellon 225 Liberty Street New York, New York 10286

Placement Agent	Legal Counsel
BNY Mellon Investment Servicing (U.S.) Inc. 301 Bellevue Parkway Wilmington, Delaware 19809	Ropes & Gray LLP Prudential Tower 800 Boylston Street Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE

voyainvestments.com	221493 (1223)

(b)            Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2023 and December 31, 2022.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $568,681 for the year ended December 31, 2023 and $443,901 for the year ended December 31, 2022.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of each respective audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $106,316 for the year ended December 31, 2023 and $109,098 for the year ended December 31, 2022. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees): The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2023 and $0 for the year ended December 31, 2022.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 17, 2022

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $840 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions (Funds fees)	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Tax compliance services related to return preparation for the Funds (Adviser Fees)		√	As presented to Audit Committee[3]
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period
EU Reclaims IRS Closing Agreement Filings	√		$20,000 per Fund first closing agreement, $5,000 for subsequent closing agreements for same Fund

[3]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2023 through December 31, 2023

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:     January 1, 2023 to December 31, 2023

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA CREDIT INCOME FUND

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2023 and December 31, 2022; and (ii) the aggregate non-audit fees billed and paid to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2023	2022
Voya Investors Trust	$106,316	$116,568
Voya Investments, LLC (1)	$17,183,452	$12,831,317

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Investors Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2024

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2024